                                                                     May 7, 1997


VIA EDGAR

Securities and Exchange Commission
Office of Filings, Information and Consumer Services
450 Fifth Street, NW
Washington, D.C. 20549

RE:  GMO Trust (the "Trust")
     File No. 811-4347

Ladies and Gentlemen:

         Pursuant to Rule 30(b)(2)-1 under the Investment Company Act of 1940, as amended, we are transmitting via EDGAR the GMO Trust Annual Reports for the period ended February 28, 1997. Please be advised that the above-referenced Fund's financials for the aforementioned period are included in this document.

         If you have any questions, please telephone the undersigned at (617) 330-6027. Thank you for your assistance with this matter.




                                                         Very truly yours,



                                                         Donna M. McCarthy
                                                         Account Manager

GMO Short-Term Income Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants



To the Trustees of GMO Trust and the Shareholders of GMO Short-Term Income Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Term Income Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 17, 1997

GMO Short-Term Income Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1997


       Par Value      Description                                                                  Value ($)
-----------------------------------------------------------------------------------------------------------------

                      DEBT OBLIGATIONS - 96.9%
                      Asset Backed Securities - 35.8%
   $       463,100    Dilmun Capital Corp,
                           Variable Rate, 6 mo. LIBOR + .88% (6.42%), due 11/15/03                        463,678
         5,000,000    First Chicago Master Trust II 95-0
                           Variable Rate, 1 mo. LIBOR + .23% (5.65%), due 2/15/04                       5,018,750
         2,000,000    MBNA Master Credit Card Trust 96-J Class A,
                           Variable Rate, 1 mo. LIBOR + .15% (5.57%), due 2/15/06                       2,005,000
         1,000,000    National Premier Finance 95-2, 6.21% due 6/01/99 144A                               998,000
         1,500,000    National Premier Finance IX 96-1A, 7.20% due 7/01/00                              1,524,000
         2,000,000    Navistar Financial Dealer Note Master Trust 95-1 Class A,
                           Variable Rate, 1 mo. LIBOR + .30% (5.74%), due 8/25/07                       2,015,625
           500,000    Premier Auto Trust 94-4 Certificates, 6.85% due 5/02/99                             504,730
         2,000,000    Student Loan Marketing Association Series 96-2 Class A2,
                           Variable Rate, 3 mo. LIBOR +.71% (5.85%), due 7/27/09                        2,007,000
           118,050    Wilshire Liquidating Trust Series 96-1 144A Class 1,
                           Variable Rate, 1 mo. LIBOR + .50% (6.00%), due 9/25/01                         117,755
                                                                                                 -----------------
                                                                                                       14,654,538
                                                                                                 -----------------
                      Structured Notes - 9.0%
           750,000    Federal Home Loan Bank,
                           Variable Rate,((.50 x 10YR CMT) + 1.25%)(4.71%), due 3/16/98                   736,664
         1,000,000    Federal National Mortgage Association,
                           Variable Rate,((.50 x 2YR CMT) + 1.80%)(4.91%), due 3/10/98                    987,000
         2,000,000    Student Loan Marketing Association,
                           Variable Rate, (10.25% - 5YR DM SWAP)(4.84%), due 3/23/98                    1,958,000
                                                                                                 -----------------
                                                                                                        3,681,664
                                                                                                 -----------------
                      U.S. Government - 22.8%
         9,000,000    U.S. Treasury Note, 7.75% due 11/30/99                                            9,345,924
                                                                                                 -----------------

                      U.S. Government Agency - 29.3%
           350,000    Agency for International Development Floater (Support of Botswana),
                           Variable Rate, 6 mo. U.S. Treasury Bill + .40% (5.63%), due 10/01/12           348,250
         2,250,000    Agency for International Development Floater (Support of C.A.B.E.I.),
                           Variable Rate, 6 mo. U.S. Treasury Bill + .40% (5.63%), due 10/01/12         2,247,188
         2,500,000    Agency for International Development Floater (Support of Honduras),
                           Variable Rate, 3 mo. U.S. Treasury Bill x 117% (5.82%), due 10/01/11         2,501,563
           104,830    Agency for International Development Floater (Support of Peru),
                           Variable Rate, 6 mo. U.S. Treasury Bill + .35% (5.58%), due 5/01/14            104,306
         6,750,298    Small Business Administration Pool #502320,
                           Variable Rate, Prime - 2.18% (6.06%), due 8/25/18                            6,804,300
                                                                                                 -----------------
                                                                                                       12,005,607
                                                                                                 -----------------

                      TOTAL DEBT OBLIGATIONS (Cost $39,740,590)                                        39,687,733
                                                                                                 -----------------

              See accompanying notes to the financial statements.

GMO Short-Term Income Fund
(A Series of GMO Trust)
Schedule of Investments-continued
(showing percentage of total net assets)
February 28, 1997



    Par Value        Description                                                             Value ($)
-----------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS - 1.7%
                     Repurchase Agreement - 1.7%
   $      687,131    Salomon Brothers Repurchase Agreement, dated 2/28/97,
                     due 3/3/97 with a maturity value of $687,409 and an effective yield of 4.85%, collateralized by U.S. Treasury Obligations with rates ranging from 7.25% to 11.88%, with maturity dates ranging from 11/15/03 to 5/15/20 and with an aggregate market
                     value of $701,618 (Cost $687,131).                                             687,131
                                                                                        --------------------

                     TOTAL INVESTMENTS - 98.6%
                     (Cost $40,427,721) *                                                        40,374,864

                     Other Assets and Liabilities (net) -  1.4%                                     562,073
                                                                                        --------------------

                     TOTAL NET ASSETS - 100.0%                                         $         40,936,937
                                                                                        ====================


                     Notes to the Schedule of Investments:

                     CMT - Constant Maturity Treasury Index
                     DM SWAP - 5 year Deutsche Mark Constant Maturity Swap Rate

                     Variable rates - The rates shown on variable rate notes
                              are the current interest rates at February 28, 1997, which are subject to change based on the terms of the security.

                     144A     Securities exempt from registration under Rule
                              144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                     * The aggregate identified cost for federal income tax purposes is $40,427,721, resulting in gross unrealized appreciation and depreciation of $50,243 and $103,100, respectively, and net unrealized depreciation of $52,857.


 2            See accompanying notes to the financial statements.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
--------------------------------------------------------------------------------


Assets:
    Investments, at value (cost $40,427,721) (Note 1)                $     40,374,864
    Receivable for investments sold                                            12,708
    Receivable for Fund shares sold                                            25,689
    Interest receivable                                                       548,688
    Receivable for expenses waived or borne by Manager (Note 2)                12,432
                                                                       ---------------
       Total assets                                                        40,974,381
                                                                       ---------------

Liabilities:
    Payable to affiliate for (Note 2):
       Management fee                                                           7,864
       Shareholder service fee                                                  4,719
    Accrued expenses                                                           24,861
                                                                       ---------------
       Total liabilities                                                       37,444
                                                                       ---------------


Net assets                                                           $     40,936,937
                                                                       ---------------

Net assets consist of:
    Paid-in capital                                                  $     40,679,507
    Accumulated undistributed net investment income                           328,181
    Accumulated undistributed net realized loss                               (17,894)
    Net unrealized depreciation                                               (52,857)
                                                                       ===============
                                                                     $     40,936,937
                                                                       ===============

Shares outstanding                                                          4,187,806
                                                                       ===============

Net asset value per share                                            $           9.78
                                                                       ===============


            See accompanying notes to the financial statements.                3

GMO Short-Term Income Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1997
--------------------------------------------------------------------------------


Investment income:
    Interest                                                                $      1,679,824
                                                                              ---------------

Expenses:
    Management fee (Note 2)                                                           69,134
    Audit fees                                                                        25,193
    Registration fees                                                                 10,526
    Custodian and transfer agent fees                                                  5,617
    Legal fees                                                                         1,204
    Trustee fee (Note 2)                                                                 150
    Miscellaneous                                                                        430
    Fees waived or borne by Manager (Note 2)                                         (93,681)
                                                                              ---------------
                                                                                      18,573
    Shareholder service fee (Note 2)                                                  36,264
                                                                              ---------------
       Net expenses                                                                   54,837
                                                                              ---------------
           Net investment income                                                   1,624,987
                                                                              ---------------

Realized and unrealized gain (loss):
       Net realized gain on investments                                               76,160

       Change in net unrealized appreciation (depreciation) on investments           (75,627)
                                                                              ---------------
           Net realized and unrealized gain                                              533
                                                                              ---------------

Net increase in net assets resulting from operations                        $      1,625,520
                                                                              ===============






4              See accompanying notes to the financial statements.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                               Year Ended
                                                              February 28, 1997          February 29, 1996
                                                            ----------------------    -----------------------
Increase (decrease) in net assets:
Operations:
     Net investment income                                  $           1,624,987     $              556,078
     Net realized gain                                                     76,160                     74,630
     Change in net unrealized appreciation (depreciation)                 (75,627)                    31,945
                                                             ---------------------      ---------------------
     Net increase in net assets resulting from operations               1,625,520                    662,653
                                                             ---------------------      ---------------------

Distributions to shareholders from:
     Net investment income                                             (1,442,981)                  (509,777)
                                                             ---------------------      ---------------------

Fund share transactions:  (Note 5)
     Proceeds from sale of shares                                      94,033,050                 29,521,366
     Net asset value of shares issued to shareholders
         in payment of distributions declared                           1,044,258                    477,330
     Cost of shares repurchased                                       (65,388,935)               (27,279,043)
                                                             ---------------------      ---------------------
     Net increase in net assets resulting
         from Fund share transactions                                  29,688,373                  2,719,653
                                                             ---------------------      ---------------------

     Total increase in net assets                                      29,870,912                  2,872,529

Net assets:
     Beginning of period                                               11,066,025                  8,193,496
                                                             ---------------------      ---------------------

     End of period (including accumulated undistributed
         net investment income of $328,181 and
         $146,175, respectively)                            $          40,936,937     $           11,066,025
                                                             =====================      =====================

                See accompanying notes to the financial statements.            5

GMO Short-Term Income Fund
(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                        Year Ended February 28/29,
                                               -------------------------------------------------------------------------------------
                                                        1997              1996              1995           1994            1993
                                                   ---------------     ------------     -------------   ------------    ------------
Net asset value, beginning of period              $          9.77     $       9.56     $        9.79   $      10.05    $      10.11
                                                   ---------------     ------------     -------------   ------------    ------------

Income from investment operations:
   Net investment income                                     0.47             0.57              0.63           0.44            0.46
   Net realized and unrealized gain (loss)                   0.06             0.20             (0.28)         (0.09)           0.30
                                                   ---------------     ------------     -------------   ------------    ------------
       Total from investment operations                      0.53             0.77              0.35           0.35            0.76
                                                   ---------------     ------------     -------------   ------------    ------------

Less distributions to shareholders:
   From net investment income                               (0.52)           (0.56)            (0.58)         (0.46)          (0.38)
   From net realized gains                                      -                -                 -          (0.15)          (0.44)
                                                   ---------------     ------------     -------------   ------------    ------------

       Total distributions                                  (0.52)           (0.56)            (0.58)         (0.61)         (0.82)
                                                   ---------------     ------------     -------------   ------------    ------------

Net asset value, end of period                    $          9.78     $       9.77     $        9.56    $      9.79    $      10.05
                                                   ===============     ============     =============   ============    ============

Total Return (a)                                            5.62%            8.32%             3.78%          3.54%           8.25%


Ratios/Supplemental Data:

   Net assets, end of period (000's)              $        40,937     $     11,066     $       8,193   $      8,095    $     10,499
   Net expenses to average
       daily net assets                                     0.20%            0.25%             0.25%          0.25%           0.25%
   Net investment income to average
       daily net assets                                     5.88%            6.49%             5.02%          4.35%           4.94%
   Portfolio turnover rate                                   287%             139%              335%           243%            649%
   Fees and expenses voluntarily waived or borne
       by the Manager consisted of the following
       per share amounts:                         $          0.03     $       0.03     $        0.02   $       0.02    $       0.03

   (a) The total returns would have been lower had certain expenses not been waived during the periods shown.

6             See accompanying notes to the financial statements.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------
1.   Significant accounting policies

     The GMO Short-Term Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares.

     The Fund seeks current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of high quality short-term instruments.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. At February 28, 1997, the total value of these securities represented 10% of net assets. These prices may differ from the value that would have been used had a broader market for the securities existed.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults, the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Indexed securities
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     Security lending
     The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund had no securities on loan.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Expenses
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .05% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .20%; thus, the net annual expense ratio after the waiver is unchanged.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997 was $150. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     For the year ended February 28, 1997, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                                          Purchases                Proceeds
                                                                       ----------------         ----------------
     U.S. Government securities                                      $      71,114,672        $   50,153,867
     Investments (non-U.S. Government securities)                           30,569,442            20,125,755

4.   Principal shareholders

     At February 28, 1997, 61% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                      Year Ended                  Year Ended
                                                                   February 28, 1997            February 29, 1996
                                                              --------------------------- ----------------------------
       Shares sold                                                       9,668,234                   3,044,961
       Shares issued to shareholders in reinvestment
          of distributions                                                 108,123                      49,952
       Shares repurchased                                               (6,721,285)                 (2,819,011)
                                                                -------------------          -------------------
       Net increase                                                      3,055,072                     275,902
       Fund shares:
         Beginning of period                                             1,132,734                     856,832
                                                                -------------------          -------------------
         End of period                                                   4,187,806                   1,132,734
                                                                ===================          ===================

GMO Short-Term Income Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions-(Unaudited)
--------------------------------------------------------------------------------
For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income.

At February 28, 1997, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amounts:

              Year of Expiration                                  Amount
              ------------------                                  ------
                     2003                         $               17,757


The Fund has also elected to defer to March 1, 1997 post-October losses of $137.

GMO Short-Term Income Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Short-Term Income Fund returned 5.6% for the fiscal year ended February 28, 1997, as compared to 5.2% for the Salomon Brothers 3 Month Treasury Bill Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in high-quality, fixed income instruments throughout the period.

Although short-term interest rates rose modestly in the U.S. during the fiscal year, the Fund outperformed its benchmark by 0.4%. This was due to the Fund's holdings of highly-rated asset-backed securities and higher-yielding government agency issues.

At the fiscal year end approximately 36% of the Fund was invested in highly-rated, floating rate, asset-backed securities. These included issues backed by auto, truck, credit card and health care receivables. The additional yield provided by these holdings offset losses due to the longer-than-benchmark maturity of the Fund.

GMO believes that asset-backed securities will continue to offer attractive opportunities to enhance the return of the Fund.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advise.

Comparison of Change in Value of a $10,000 Investment in GMO Short-Term Income Fund Class III shares and the
Salomon Brothers 3 Month Treasury Bill Index
As of February 28, 1997

Average Annual Total Return

                                                                Since
                                                              Inception
             1 Year                   5 Year                   06/30/91
Class III     5.6%                     5.9%                      5.9%

                     [LINE GRAPH APPEARS HERE]

Date     GMO Short-Term Income Fund         Salomon Brothers 3 Month Treasury-Bill Index

06/30/91            10,000                                10,000
02/29/92            10,381                                10,331
02/28/93            11,239                                10,686
02/28/94            11,637                                11,014
02/28/95            12,088                                11,505
02/29/96            13,094                                12,158
02/28/97            13,817                                12,817

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO International Core Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO International Core Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Core Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 22, 1997

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1997


        Shares      Description                                                          Value ($)
-----------------------------------------------------------------------------------------------------
                    STOCK AND EQUIVALENTS - 96.8%
                    Australia - 5.5%
           97,500   Aberfoyle Ltd                                                             289,096
          364,643   Adelaide Brighton Ltd                                                     523,616
          427,200   Advance Property Fund                                                     494,073
          116,500   Amalgamated Holdings Ltd                                                  538,042
           39,200   Amcor Ltd                                                                 258,021
            8,962   Ashton Mining Ltd                                                          13,982
        4,420,872   Australia and New Zealand Banking Group Ltd                            27,589,106
          161,900   Australian Gas & Light                                                    926,164
        1,738,634   Australian National Industries Ltd                                      1,929,825
        3,660,471   Boral Ltd                                                               9,944,402
           89,945   Bougainville Copper Ltd *                                                  39,097
          219,800   Broken Hill Proprietary Ltd                                             2,908,879
          185,100   BT Property Trust                                                         247,120
        1,099,505   Burns Philp & Co Ltd                                                    1,706,872
          255,435   Caltex Australia Ltd                                                      862,469
           30,200   Capcount Property Trust                                                    20,628
          393,900   Capral Aluminum Ltd                                                     1,357,509
          197,200   Centaur Mining & Exploration Ltd *                                        292,357
          184,700   Coca-Cola Amatil Ltd                                                    1,691,697
        3,939,827   Coles Myer Ltd                                                         17,339,391
          227,822   Commonwealth Bank of Australia                                          2,267,030
          237,773   Consolidated Rutile Ltd                                                   191,942
          228,589   Cortecs International Ltd *                                               860,539
           13,200   Coventry Group Ltd                                                         52,766
          253,200   CRA Ltd                                                                 3,791,531
          130,900   CSL Ltd                                                                   665,510
        2,972,464   CSR Ltd                                                                10,497,881
          668,800   Cultus Petroleum *                                                      1,100,540
           34,929   Dominion Mining Ltd Warrants 12/31/98 *                                    10,845
           69,859   Dominion Mining Ltd *                                                      48,260
          403,891   Email Ltd                                                               1,275,946
          149,700   Emperor Mines Ltd *                                                       261,444
           57,482   Energy Resources of Australia Class A                                     267,705
          100,000   FAI Life Ltd                                                               63,648
          103,900   Faulding (FH) & Co Ltd                                                    604,854
          270,327   Foodland Associated                                                     1,300,932
        5,764,273   Fosters Brewing Group Ltd                                              12,035,675
           76,525   G E Crane Holdings Ltd                                                    694,965
          967,928   General Property Trust Units                                            1,885,777
        3,937,376   Goodman Fielder Ltd                                                     4,767,658
          175,900   Grosvenor Trust                                                           208,896
          131,000   GWA International Ltd                                                     224,718
          673,207   Hardie (James) Industries Ltd                                           1,933,410
          238,051   HIH Winterthur International Holdings                                     570,955

              See accompanying notes to the financial statements.             1

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                   Value ($)
--------------------------------------------------------------------------------------------
                      Australia - continued
           10,500   Hills Motorway Group                                              15,078
           43,500   Holyman Ltd                                                      176,792
           13,200   Jupiters Ltd                                                      28,483
           70,400   KLZ Ltd                                                          193,441
          192,322   Leighton Holdings                                                835,970
           14,400   Lend Lease Corp Ltd                                              263,337
          441,990   Macmahon Holdings                                                343,073
          218,300   Mayne Nickless Ltd                                             1,289,472
            5,550   Memtec Ltd                                                       114,160
          111,680   Metal Manufactures Ltd                                           272,194
        2,104,103   MIM Holdings Ltd                                               2,923,437
          277,488   Mirvac Ltd                                                       568,620
           93,694   Mount Leyshon Gold Mines                                         161,450
          511,528   National Australia Bank Ltd                                    6,440,119
           51,901   National Consolidated Ltd                                         37,868
        6,023,115   News Corp Ltd                                                 32,071,473
        3,028,955   News Corp Ltd Preferred 1.19%                                 13,683,256
          205,701   Normandy Mining Ltd                                              284,204
          481,362   North Broken Hill Peko Ltd                                     1,558,050
          287,836   Orbital Engine Corp *                                            230,121
            7,400   Pacific BBA Ltd                                                   24,699
        1,465,447   Pacific Dunlop Ltd                                             3,526,188
           54,400   Petroleum Securities Australia *                                 232,239
        4,834,270   Pioneer International Ltd                                     14,371,540
          407,321   PMP Communications Ltd                                         1,027,528
          157,800   Portman Mining Ltd                                               325,808
           87,342   Publishing & Broadcasting Ltd                                    437,277
          893,789   Qantas Airways Ltd                                             1,692,772
          102,400   QBE Insurance Group Ltd                                          512,665
        1,197,769   QCT Resources Ltd                                              1,654,881
          904,154   QNI Ltd                                                        1,866,800
           80,700   Reinsurance Australia                                            274,360
          429,800   RGC Ltd                                                        1,708,087
          404,581   Rothmans Holdings Ltd                                          2,732,111
        1,855,559   Santos Ltd                                                     6,682,922
        1,618,836   Schroders Property                                             2,990,566
          120,500   Sea World Property Trust                                         159,005
           65,445   Siddons Ramset Ltd                                               339,333
          143,739   Simsmetal Ltd                                                    870,471
           24,300   Skilled Engineering Ltd                                           64,130
          128,400   Smith (Howard) Ltd                                             1,077,070
          443,400   Southcorp Holdings Ltd                                         1,569,402
           41,912   St George Bank                                                   250,497
          682,064   Stockland Trust Group                                          1,752,374
          211,900   Tabcorp Holdings                                                 972,058

2              See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                          Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                  Australia - continued
       274,984   Ticor Ltd *                                                                     228,384
        88,900   Village Roadshow                                                                294,648
        19,799   W H Soul Pattison & Co Ltd                                                      860,607
       569,571   Walker Corp                                                                     402,312
        95,300   Westfield Holdings                                                            1,472,040
     1,338,284   Westfield Trust Units                                                         2,576,165
     1,079,191   Westpac Banking Corp                                                          6,114,977
       317,200   Westpac Property Trust                                                          438,255
       209,191   Wills (WD & HO) Holdings Ltd                                                    407,559
                                                                                      -------------------
                                                                                             235,956,101
                                                                                      -------------------
                 Austria - 1.2%
         2,366   Allgemeine Baugesellschaft AG Preferred 7.00%                                    86,824
         1,851   Allgemeine Baugesellschaft AG *                                                 166,698
         5,701   Austrian Airlines *                                                             849,306
        32,818   Bank Austria AG (Participating Certificate)                                     966,763
        35,877   Bau Holding AG Preferred 2.42% (Non Voting)                                   1,721,197
        46,357   Brau Union AG                                                                 2,614,146
         3,247   BWT AG                                                                          340,245
        71,776   Creditanstalt-Bankverein                                                      4,410,033
        58,138   Creditanstalt-Bankverein Preferred 1.65%                                      2,225,952
         5,512   EA-Generali AG                                                                1,530,956
         2,985   EA-Generali AG Preferred 6.00%                                                  310,780
        32,448   EVN Energie-Versorgung Niederoesterreich AG                                   4,776,584
         6,295   Jenbacher Werke AG                                                              182,791
        11,247   Lenzing AG                                                                      541,468
        19,627   Leykam-Muerztaler Papier und Zellstoff AG                                       546,791
         5,940   Miba Holding AG Class B Preferred 1.34%                                         257,974
        57,039   OEMV AG                                                                       6,721,089
        11,739   Oesterreichische Brau Beteiligungs AG                                           721,263
        95,365   Oesterreichische Elektrizitaetswirtschafts AG                                 6,926,909
       114,562   Oesterreichische Laenderbank AG                                               7,839,183
        35,056   Oesterreichische Laenderbank AG Preferred (Non Voting)                        1,230,377
         5,562   Perlmooser Zementwerke AG                                                       287,903
        49,253   Radex-Heraklith AG                                                            1,786,485
         7,962   RAS Versicherungs AG                                                            984,427
        18,054   Steyr-Daimler-Puch AG *                                                         319,104
         4,103   Strabag Oesterreich AG                                                          238,627
         8,443   Universale Bau AG                                                               333,991
           945   Wiener Allianz Versicherungs AG                                                 107,376
        10,873   Wienerberger Baustoffindustrie AG                                             1,973,964
                                                                                      -------------------
                                                                                              50,999,206
                                                                                      -------------------
                 Belgium - 0.0%
         2,908   Banque Bruxelles Lambert                                                        629,596
           412   Banque Nationale de Belgique                                                    627,594
         2,987   Powerfin SA                                                                     428,846
                                                                                      -------------------
                                                                                               1,686,036
                                                                                      -------------------


             See accompanying notes to the financial statements.             3

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares      Description                                              Value ($)
------------------------------------------------------------------------------------------
                 Canada - 2.6%
        78,302   Abitibi-Price Inc                                               1,291,762
        30,907   Agrium Inc *                                                      423,957
        59,800   Air Canada Inc *                                                  301,866
       138,105   Alberta Energy Ltd                                              2,904,762
        77,200   Anderson Exploration Ltd *                                        917,770
        12,800   Avenor Inc                                                        220,528
        73,916   Bank of Nova Scotia                                             2,817,341
        41,200   BC Telecom Inc                                                    901,222
       128,392   BCE Inc                                                         6,236,907
        13,800   BCE Mobile Communications *                                       439,169
         1,000   Biochem Pharma Inc *                                               53,040
       126,900   Bombardier Inc Class B                                          2,436,992
        40,500   Brascan Ltd Class A (Convertible)                                 970,353
        20,900   CAE Industries Inc                                                174,307
        13,400   Cambridge Shopping Centres Ltd                                    103,424
       119,606   Canadian Imperial Bank of Commerce                              5,801,359
        24,100   Canadian Marconi Co                                               305,900
        41,300   Canadian National Railway                                       1,495,611
         6,612   Canadian Natural Resources *                                      157,693
        44,400   Canadian Pacific Ltd                                            1,091,404
        64,700   Canadian Tire Corp Ltd Class A                                  1,178,601
        17,400   Canfor Corp                                                       184,578
        29,800   CCL Industries Class B                                            346,638
       193,411   Cominco Ltd                                                     5,518,347
       119,100   Corel Corp *                                                      775,470
        25,200   Co-Steel Inc                                                      414,807
        32,800   Cott Corp *                                                       322,745
        50,700   Dofasco Inc                                                       918,008
        64,900   Dominion Textile Inc                                              303,870
       256,118   Domtar Inc                                                      2,332,774
        32,700   Donohue Inc Class A                                               629,168
         3,600   Dupont Canada Class A                                              87,044
        58,800   Echo Bay Mines Ltd *                                              455,981
        47,000   Edper Group Ltd Class A                                           804,594
        10,000   Extendicare (Voting Shares) *                                     134,611
         6,000   Falconbridge Ltd                                                  140,025
       120,107   Fletcher Challenge Canada Class A                               1,994,607
       130,002   Gulf Canada Resources Ltd *                                       913,029
         8,300   Hudsons Bay Co                                                    166,073
       143,200   Imasco Ltd                                                      3,928,598
       122,307   Imperial Oil Ltd                                                5,368,659
        54,200   Inco Ltd                                                        1,909,233
        39,300   Inmet Mining Ltd *                                                264,511
        18,600   International Forest Products A *                                 136,074
         4,600   IPL Energy Inc                                                    134,443

4             See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



     Shares      Description                                                        Value ($)
-------------------------------------------------------------------------------------------------
                 Canada - continued
        13,500   Ipsco Inc                                                                390,116
        87,700   Laidlaw Inc Class B (Non Voting)                                       1,215,828
       268,919   Macmillan Bloedel Ltd                                                  3,718,318
        23,800   Magna International Class A                                            1,254,510
         1,100   MDS Inc Class B                                                           22,332
       112,400   Methanex Corp *                                                        1,101,880
        35,000   Mitel Corp *                                                             197,161
        43,300   Molson Co Ltd, Class A                                                   753,925
        42,100   Moore Corporation Ltd                                                    930,149
       133,200   Newbridge Networks Corp *                                              4,234,062
         9,800   Noma Industries Ltd Class A                                               29,753
        84,801   Noranda Forest Inc                                                       589,370
         5,100   Noranda Inc                                                              122,939
        73,602   Norcen Energy Resource                                                 1,574,993
       442,500   Nova Corp of Alberta                                                   4,062,751
        79,500   Nova Scotia Power Inc                                                    822,975
        39,800   Numac Energy Inc *                                                       181,981
        35,300   Oshawa Group Ltd Class A                                                 528,118
           801   Petro Canada                                                              11,603
         3,900   Potash Corp of Saskatchewan                                              307,144
           700   Power Corp of Canada Ltd                                                  14,851
         6,800   Provigo Inc *                                                             28,107
         2,600   QLT Phototherapeutics *                                                   70,378
        28,800   Quebecor Inc Class B                                                     528,846
        20,100   Ranger Oil Ltd                                                           181,604
        56,700   Repap Enterprises Inc *                                                  100,383
        11,900   Rio Algom Ltd                                                            302,528
        27,100   Rogers Cantel Mobile Communications Class B *                            455,995
       103,826   Royal Bank of Canada                                                   4,189,044
       170,000   Seagram Ltd                                                            6,635,087
        25,900   Sears Canada Inc                                                         249,166
        50,800   Semi-Tech Class A                                                        102,202
         5,200   Shell Canada Ltd Class A                                                 213,037
        16,300   Slocan Forest Products Ltd                                               175,294
        22,400   Southam Inc                                                              345,775
         4,300   Spar Aerospace Ltd                                                        47,344
        71,200   Stelco Inc Class A *                                                     390,665
        21,800   Suncor Inc                                                               971,263
       127,506   Teck Corp Class B                                                      3,115,590
       111,700   Telus Corp                                                             1,691,558
        78,500   Thomson Corp                                                           1,616,633
         3,205   Toronto Dominion Bank                                                     90,272
         8,200   Torstar Corp Class B                                                     219,563
         8,300   Total Petroleum North America                                             85,010
       201,600   Transalta Corp                                                         2,396,664

              See accompanying notes to the financial statements.             5

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares      Description                                                           Value ($)
----------------------------------------------------------------------------------------------------

                  Canada - continued
        192,400   Transcanada Pipelines Ltd                                                3,568,176
         43,701   United Dominion Inds Ltd                                                 1,181,324
         30,855   Westaim Corp *                                                             101,578
        109,600   Westcoast Energy Inc                                                     1,992,509
         10,800   Weston (George) Ltd                                                        591,792
                                                                                 --------------------
                                                                                         112,110,001
                                                                                 --------------------
                  Finland - 0.3%
         38,400   Amer Group Class A                                                         804,624
         16,300   Cultor OY Class 1                                                          987,408
        255,000   Enso OY Class A                                                          2,177,799
          2,600   Finnair Class A                                                             20,139
          5,000   Huhtamaki OY Class L                                                       234,364
         23,738   Instrumentarium OY, Class A                                                891,077
          7,991   Instrumentarium OY, Class B                                                293,618
         25,500   Kesko OY                                                                   372,252
         22,600   Metra AB Class A                                                         1,328,646
         60,700   Partek OY                                                                1,004,252
        126,508   Rautaruukki OY                                                           1,190,983
          2,500   Stockmann AB Class A                                                       144,988
          3,700   Stockmann AB Class B                                                       202,089
         94,500   Valmet OY                                                                1,717,363
                                                                                 --------------------
                                                                                          11,369,602
                                                                                 --------------------
                  France - 8.8%
         31,999   Accor SA                                                                 4,403,352
            101   Adecco SA *                                                                 32,637
         13,847   Air Liquide L Shares                                                     2,177,683
         40,811   Alcatel Alsthom Cie Generale d'Electricite SA                            4,190,482
        350,391   Assurances Generales De France (Bearer)                                 12,330,998
        257,666   Axa SA                                                                  17,154,216
        257,666   Axa UAP *                                                                  922,610
        347,785   Banque Nationale de Paris                                               15,779,829
         28,976   Bertrand Faure SA                                                        1,443,892
          3,200   BIC SA                                                                     518,983
          1,790   BIS SA                                                                     153,479
          2,001   Bongrain                                                                   775,492
         24,560   Bouygues                                                                 2,345,083
         11,930   Canal Plus                                                               2,236,365
         23,510   Cap Gemini SA *                                                          1,407,967
         62,170   Casino Guichard-Perrachon                                                2,837,168
         22,450   Casino Guichard-Perrachon Preferred                                        860,991
          5,645   CEP Communications SA (Bearer)                                             465,686
        158,668   Cerus *                                                                  3,854,396

6            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



     Shares        Description                                                        Value ($)
----------------------------------------------------------------------------------------------------
                   France - continued
           8,540   Cetelem                                                                 1,058,263
          19,298   CGIP                                                                    5,504,230
         139,567   Cie Bancaire SA                                                        16,927,456
           3,601   Cie Generale de Geophysique *                                             308,758
          16,813   Ciments Francais                                                          572,503
          33,393   Ciments Francais Class B Preferred 15.12%                               1,315,253
           2,846   Clarins                                                                   394,633
          12,086   Club Mediterranee SA                                                      928,093
           2,759   Colas SA                                                                  382,085
         311,861   Compagnie de Suez SA                                                   15,239,166
          87,760   Credit Commercial de France                                             4,112,811
          69,270   Credit Local de France SA                                               6,918,124
         127,223   Credit Lyonnais *                                                       5,057,836
          35,124   Credit National                                                         2,311,885
              50   Damart SA                                                                  39,492
           1,460   Dassault Electronique SA                                                  169,133
          20,127   Dollfus-Mieg and Cie                                                      570,889
           2,706   Eiffage SA                                                                171,936
         250,130   Elf Aquitaine SA                                                       23,927,273
           3,440   Elf Gabon                                                                 923,806
          30,790   Elf Sanofi SA                                                           3,048,033
          47,878   Eridania Beghin-Say SA                                                  7,739,743
           3,950   Essilor International                                                   1,084,338
           5,342   Esso                                                                      590,711
         880,570   Euro Disney SCA (Bearer) *                                              1,615,143
             300   Europe 1 Communication                                                     71,086
       1,375,268   Eurotunnel SA Units (Bearer) *                                          1,701,795
         128,663   Financiere de Paribas SA                                                8,760,005
          82,507   FINEXTEL                                                                1,397,491
         136,264   GAN (Group Assurances National) *                                       3,566,069
           2,046   Gaz Et Eaux                                                               904,976
          23,965   Generale Des Eaux                                                       3,335,658
           2,064   Group Axime *                                                             264,462
           7,290   Groupe Andre *                                                            614,186
          17,850   Groupe Danone                                                           2,706,966
           2,530   GTM-Entrepose                                                             135,885
           1,181   Guyenne Et Gascogne                                                       406,291
           2,290   Havas Advertising                                                         277,342
             900   Imetal                                                                    129,535
          29,911   INGENICO SA                                                               548,628
           2,475   La Peyre                                                                  149,874
           5,813   Labinal SA                                                              1,321,299
         302,215   Lafarge Coppee SA                                                      18,937,173
          83,645   Lagardere Groupe                                                        2,466,495
          13,190   Legris Industries                                                         627,401

              See accompanying notes to the financial statements.             7

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares        Description                                                   Value ($)
-----------------------------------------------------------------------------------------------
                   France - continued
          37,564   Lyonnaise Des Eaux                                                 3,837,300
          11,980   Metaleurop SA *                                                      161,912
         217,470   Michelin SA Class B                                               13,619,310
          28,142   Moulinex SA *                                                        652,018
          56,856   Nord-Est                                                           1,515,881
             992   Parisienne de Reescompte (CPR-Cie)                                    84,639
          20,640   Pechiney SA Class A                                                  872,725
           7,415   Pernod-Ricard                                                        404,765
         132,483   Peugeot SA                                                        14,649,797
             780   Pinault Printemps Redoute                                            330,083
          16,120   Remy Cointreau SA                                                    420,167
         213,900   Renault SA                                                         5,515,228
         488,700   Rhone Poulenc SA Class A                                          17,155,495
          13,264   Saint Louis                                                        3,482,868
          96,942   Saint-Gobain                                                      14,292,960
          19,450   Salomon SA                                                         1,335,858
              70   SAT SA De Telecommunication                                           20,777
             900   SEFIMEG (Registered)                                                  74,483
          31,640   Seita                                                              1,210,665
          32,940   SGS Thomson Microelectronics *                                     2,165,241
          49,350   Skis Rossignol                                                     1,342,610
          10,830   Societe Eurafrance                                                 5,113,422
          26,010   Societe Generale d 'Entreprise SA *                                  602,166
         182,852   Societe Generale Paris                                            21,182,371
             290   Sodexho Alliance                                                     161,357
         114,190   Sommer Allibert                                                    3,467,409
         152,948   SPIE Batignolles                                                   8,056,394
           6,703   Strafor Facom                                                        529,435
           7,020   Sylea (Bearer)                                                       677,689
          11,760   Technip SA (Compagnie Francaise)                                   1,188,942
         198,923   Thomson CSF                                                        6,302,214
          98,330   Total SA                                                           7,844,239
           9,650   TV Francaise                                                         894,318
             330   Union Immobiliere de France                                           27,339
         302,720   Usinor Sacilor                                                     4,675,787
          54,790   Valeo                                                              3,692,865
          21,912   Vallourec                                                          1,294,190
          51,619   Worms et Compagnie SA                                              3,442,898
                                                                                ---------------
                                                                                    375,423,336
                                                                                ---------------
                   Germany - 9.0%
          51,550   Adidas AG                                                          4,931,480
         176,800   AGIV AG *                                                          2,921,881
         363,000   Bankgesellschaft Berlin AG                                         6,945,208
         854,950   BASF AG                                                           31,525,078
       1,574,800   Bayer AG                                                          66,463,985

8             See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares       Description                                                     Value ($)
------------------------------------------------------------------------------------------------
                  Germany - continued
         50,350   Bayerische Hypotheken-und Wechsel - Bank AG                          1,488,251
         20,894   Berliner Kraft und Licht AG Class A                                  5,841,706
        402,050   BHF Bank AG                                                          9,526,123
         32,500   Bilfinger & Berger                                                   1,309,087
          2,450   Brau und Brunnen *                                                     204,626
         11,100   Bremer Vulkan Verbund AG *                                              12,821
        621,400   Continental AG                                                      12,109,975
         48,550   Deutsche Babcock & Wilcox *                                          2,185,642
          6,750   Didier-Werke AG                                                        551,771
          6,950   DLW AG *                                                               574,295
        250,400   Douglas Holdings AG                                                  8,825,258
         21,790   Draegerwerk AG Preferred                                               311,064
            300   Escada AG                                                               56,154
          1,000   Escada AG Preferred (Non Voting) 1.43%                                 171,188
        684,905   FAG Kugelfischer                                                    10,467,095
         83,900   Fresenius AG Preferred                                              18,090,037
         42,000   Friedrich Krupp AG                                                   6,712,238
            870   GEA AG Preferred 3.13%                                                 297,868
         10,487   Hamburgische Electricitaets-Werke AG                                 2,994,156
         89,000   Henkel KGAA Preferred                                                4,744,699
        140,000   Hochtief AG                                                          6,095,249
          1,450   Horten AG                                                              188,959
          4,000   Kaufhalle AG *                                                         405,165
        465,073   Klockner Humboldt Deutz *                                            2,314,070
         31,150   Klockner-Werke AG *                                                  1,955,870
         29,250   Kolbenschmidt *                                                        466,073
         26,870   Leirheit AG                                                            891,316
        763,150   Lufthansa AG                                                        10,125,909
         19,950   MAN AG                                                               5,099,174
          4,350   MAN AG Preferred                                                       926,327
        606,450   Metallgesellschaft *                                                12,928,643
         11,950   Pfaff (GM) AG *                                                        258,367
            400   Philips Kommunikations Industrie AG                                    121,076
         30,000   Phoenix AG                                                             438,929
         12,868   Porsche AG Preferred (Non Voting)                                   14,482,407
         20,850   Preussag AG                                                          5,353,912
         59,650   Puma AG Preferred                                                    2,084,676
          4,070   Rheinmetall Berlin AG                                                  671,422
          1,670   Rheinmetall Berlin AG Preferred (Non Voting) 5.60%                     224,751
          3,250   Rosenthal AG *                                                         248,341
        331,700   RWE Preferred                                                       12,054,138
            850   Salamander AG                                                          100,699
        234,359   Schering AG                                                         21,253,621
            200   Schmalbach-Lubeca                                                       40,990
        131,750   Schwarz Pharma AG                                                    9,833,254

              See accompanying notes to the financial statements.             9

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares        Description                                                      Value ($)
------------------------------------------------------------------------------------------------
                   Germany - continued
         195,200   Siemens AG                                                          9,868,689
         427,492   SKW Trostberg AG                                                   13,015,691
           1,050   Strabag Bau AG Preferred                                               95,161
           3,550   Strabag Bau AG *                                                      308,485
          80,200   Thyssen AG                                                         17,011,977
             920   Varta AG *                                                            152,589
          60,800   Veba AG                                                             3,479,019
          64,150   Viag AG                                                            28,328,293
           2,050   Villeroy and Boch AG                                                  276,863
           1,975   Volkswagen AG Preferred .79%                                          752,236
           1,750   Zanders Feinpapiere *                                                 112,990
                                                                                -----------------
                                                                                     381,227,017
                                                                                -----------------
                   Hong Kong - 9.9%
      20,561,000   Allied Properties Ltd                                               3,770,225
       9,421,500   Amoy Properties Ltd                                                11,253,729
       1,154,000   ASM Pacific Technology                                                961,170
      14,119,000   Cathay Pacific Airways Ltd                                         21,969,777
       1,282,000   Century City International                                            455,256
       5,984,000   Champion Technology Holdings                                          904,091
       1,196,800   Champion Technology Holdings Warrants 6/30/98 *                        72,636
       3,484,000   Cheung Kong Holdings                                               33,179,881
         709,000   China Light & Power Co                                              3,277,660
      10,800,000   China Overseas Land & Investment Ltd                                6,310,692
       2,104,000   Chinese Estates Holdings Ltd                                        2,241,477
       2,692,000   CP Pokphand Co *                                                      973,347
          39,000   Cross Harbour Tunnel Co Ltd                                            85,363
         108,800   Dah Sing Financial Services                                           455,207
       3,962,352   Dairy Farm International                                            3,070,823
         334,000   Dao Heng Bank                                                       1,716,581
       3,276,000   Denway Investments *                                                  283,435
         529,200   Dickson Concept International Ltd                                   1,930,514
       8,215,000   Elec & Eltek International Holdings Ltd                             2,100,426
         658,105   First Sign International Holdings                                     174,214
       1,846,000   FPB Bank Holding Co                                                   852,202
         266,100   Furama Hotel Enterprises Ltd                                          446,707
       2,159,000   Gold Peak Industry                                                  1,407,922
         758,000   Goldlion Holdings Ltd                                                 675,387
       3,624,739   Great Eagle Holdings Ltd                                           13,597,452
       4,365,000   Guangzhou Investment Co                                             2,212,374
         344,000   Guoco Group                                                         1,923,450
      12,273,300   Hang Lung Development Co Ltd                                       24,724,106
       1,179,400   Hang Seng Bank                                                     13,630,721
         219,000   Harbour Centre Development Ltd                                        323,806
      16,138,000   Henderson Investment Ltd                                           18,130,243
       3,913,000   Henderson Land Development Co Ltd                                  34,991,639

10            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                      Value ($)
------------------------------------------------------------------------------------------------
                    Hong Kong - continued
        1,116,000   HKCB Bank Holding Co Ltd                                             374,690
        2,250,000   HKR International Ltd                                              3,399,406
        2,358,400   Hon Kwok Land Investment                                             860,341
        1,422,700   Hong Kong Ferry Co Ltd                                             2,709,817
        2,814,186   Hong Kong Land Holdings                                            8,020,430
        1,586,100   Hongkong Aircraft Engineering Co Ltd                               5,028,248
          676,000   Hongkong and Shanghai Hotels Ltd Preferred 1.95%                   1,191,555
        5,735,300   Hongkong Electric Holdings Ltd                                    19,848,404
        3,115,000   Hysan Development Co Ltd                                          10,921,003
          484,000   Innovative International                                             201,563
          320,574   Jardine Strategic Warrants 5/02/98 *                                 108,995
          168,000   Johnson Electric Holdings Ltd                                        464,256
          530,840   Kantone Holdings Ltd *                                                78,831
        4,078,000   Kumagai Gumi Hong Kong Ltd                                         4,660,421
        3,120,800   Lai Sun Development                                                4,674,752
        1,864,000   Lai Sun Garment International Ltd                                  2,719,938
          165,000   Lane Crawford International Ltd Class B                               19,602
          206,000   Laws International Holdings Ltd                                       31,921
        1,586,000   Leading Spirit Holdings                                              372,743
        1,027,000   Liu Chong Hing Bank Ltd                                            1,949,496
        1,608,000   Liu Chong Hing Investment Ltd                                      2,003,771
        1,109,398   Mandarin Oriental                                                  1,508,781
           36,000   National Mutual Asia Ltd                                              39,282
        1,384,000   New Asia Realty & Trust A Shares                                   5,030,940
        4,314,743   New World Development Co Ltd                                      26,744,275
        5,650,000   Oriental Press Group                                               2,352,951
          711,200   Oriental Press Group Warrants 10/2/98 *                               38,113
        4,128,000   Paul Y- ITC Construction Holdings Ltd                                948,843
          313,000   Peregrine Investments Holdings                                       571,920
        1,326,000   Playmate Toys Holding                                                325,336
          164,000   Realty Development Corp Ltd Class A                                  632,154
       35,042,913   Regal Hotels International Ltd                                    10,407,890
          282,800   San Miguel Brewery Ltd                                               118,685
        1,365,000   Shaw Brothers Ltd                                                  1,559,950
        1,769,000   Shell Electric Co Ltd                                              1,153,596
        8,634,000   Shun Tak Holdings Ltd                                              6,132,102
          656,000   Sino Land Co Ltd                                                     753,926
       10,442,000   South China Morning Post Ltd                                       9,371,371
        1,184,000   Sun Hung Kai Properties Ltd                                       13,722,107
        5,273,000   Sun Hung Kai & Co Ltd                                              1,395,874
        1,145,800   Sun Hung Kai & Co Ltd Warrants 2/18/00 *                              99,133
        4,404,500   Swire Pacific Ltd Class B                                          6,000,449
        3,390,707   Tai Cheung Holdings Ltd                                            3,064,947
          974,000   Tem Fat Hing Fung                                                    311,293
          708,000   Texwinca Holdings Ltd                                                539,411

              See accompanying notes to the financial statements.             11

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                    Value ($)
---------------------------------------------------------------------------------------------------
                    Hong Kong - continued
           24,000   Union Bank of Hong Kong                                                  37,190
        3,885,000   Wharf Holdings Ltd                                                   17,257,748
        9,583,000   Wheelock & Co Ltd                                                    25,801,337
          359,100   Wing Lung Bank                                                        2,562,019
          218,500   Winsor Industrial Corp Ltd                                               53,327
          531,000   Winsor Properties Holdings Ltd *                                        983,968
        5,994,000   World Trade Centre Group Ltd                                          1,176,508
        4,678,000   Yizheng Chemical Fibre Co                                             1,093,386
        4,618,000   Yue Yuen Industrial Holding                                           1,878,448
                                                                                     ---------------
                                                                                        421,409,956
                                                                                     ---------------
                    Italy - 4.6%
        3,049,300   Alitalia Linee Aeree Italiane Class A *                               1,100,635
          219,500   Alleanza Assicurazioni SPA                                            1,580,660
          371,000   Ansaldo Transporti SPA *                                                381,976
           19,000   Assicurazioni di Milano                                                  52,840
          599,750   Assicurazioni Generali SPA                                           10,894,867
        3,430,500   Autostrade Concessioni e Costruzioni SPA Class B Preferred 6.39%      7,084,287
        1,031,000   Banca Commerciale Italiana SPA                                        2,086,402
          174,000   Banca Commerciale Italiana SPA (Non Convertible)                        389,183
        5,569,300   Banca di Roma *                                                       4,089,646
        1,511,500   Banca Fideuram SPA                                                    3,810,053
          131,716   Banca Nazionale dell'Agricoltura SPA (Non Convertible)                   50,660
           44,000   Banca Nazionale dell'Agricoltura *                                       30,331
           44,300   Banca Popolare di Bergamo Credit                                        657,947
          244,000   Banca Popolare di Milano                                              1,335,503
          217,200   Banca Toscana                                                           411,266
          249,000   Banco Ambrosiano Veneto SPA (Non Convertible)                           458,219
          136,000   Banco Ambrosiano Veneto SPA                                             346,036
        1,845,268   Banco di Napoli di Risp *                                               829,825
          550,000   Bastogi-IRBS SPA *                                                       20,991
          220,100   Benetton Group SPA                                                    2,525,289
          754,300   Cartiere Burgo SPA                                                    3,459,068
          446,000   Cementir Cementerie del Tirreno SPA                                     286,337
        1,587,800   Cia Italiana del Grandi Alberghi Cigahotels SPA *                       740,347
          615,300   COFIDE SPA (Non Convertible) *                                          160,196
        1,192,243   COFIDE SPA *                                                            500,883
          333,000   Cogefar Impresit Costruzioni Generali SPA *                             248,469
          180,750   Comau Finanziaria SPA                                                   550,806
          335,000   Compart SA *                                                            147,678
        1,580,500   Credito Italiano (Non Convertible)                                    2,020,047
          987,500   Credito Italiano                                                      1,349,778
        2,907,200   Dalmine SPA *                                                           643,369
           25,600   Danieli and Co SPA                                                      187,001
          757,900   Edison SPA                                                            4,166,208
           69,500   Editoriale L'Espresso SPA                                               234,408
           10,250   Ericsson SPA                                                            131,612

12            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                              Value ($)
--------------------------------------------------------------------------------------------------------
                    Italy - continued
          515,600   Falck Acciaierie and Ferriere Lombarde                                     2,286,640
          669,000   Fiat SPA                                                                   2,066,379
          898,000   Fiat SPA Preferred                                                         1,509,065
        2,267,200   Fiat SPA (Non Convertible)                                                 3,836,800
          173,500   Finmeccanica SPA (Non Convertible) *                                          68,784
          290,944   Finmeccanica SPA *                                                           129,289
          114,750   Fondiaria SPA                                                                440,667
        6,768,700   Gemina *                                                                   3,840,937
          627,440   Gilardini SPA                                                                840,918
          588,000   Grassetto SPA (b) *                                                                3
        1,243,500   IFI Istituto Finanziario Preferred 2.46%                                  15,267,825
          438,100   IFIL Finanziaria di Partecipazioni SPA                                     1,309,115
        1,367,400   IFIL Finanziaria di Partecipazioni SPA (Non Convertible)                   2,629,615
        1,607,000   Industriali Riunite SPA (Non Convertible) *                                  658,014
        1,407,850   Industriali Riunite SPA *                                                    936,345
          331,500   Istituto Bancario San Paolo                                                2,351,885
          497,500   Istituto Mobilaire Italiano                                                4,345,030
        7,965,299   Istituto Nazionale Delle Assicurazioni                                    10,416,160
           81,350   Italcementi Fabbriche Riunite Cemento SPA                                    441,649
          255,650   Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)                  621,729
          187,300   Italgas SPA                                                                  667,741
           11,000   Italmobiliare SPA                                                            173,136
           87,800   Luxottica Group Sponsored ADR                                              5,114,350
          373,000   Mediobanco SPA                                                             2,435,536
          231,508   Mondadori Editore                                                          1,513,706
          880,000   Montedison SPA (Non Convertible) *                                           593,609
        9,984,798   Montedison SPA *                                                           7,207,961
          440,342   Montefibre SPA                                                               270,719
           75,000   Olivetti and Co SPA Preferred *                                               68,787
       11,264,150   Olivetti and Co SPA *                                                      4,132,410
       10,670,880   Parmalat Finanziaria SPA                                                  14,680,353
        1,056,786   Permafin Finanziaria *                                                       312,659
        1,586,575   Pirelli and Co                                                             2,224,960
           67,500   Pirelli and Co (Non Convertible)                                              82,877
          212,200   Pirelli SPA (Non Convertible)                                                327,717
          211,000   RAS SPA                                                                    1,902,746
          112,750   RAS SPA (Non Convertible)                                                    610,451
          109,200   Rinascente per l'Esercizio di Grandi Magazzini SPA                           547,292
          406,000   Rinascente per l'Esercizio di Grandi Magazzini SPA Preferred 5.59%           804,793
          270,600   Rinascente per l'Esercizio di Grandi Magazzini SPA (Non Convertible)         658,887
          235,500   SAFFA SPA *                                                                  565,757
           36,612   SAFILO SPA                                                                   608,756
           45,500   SAI                                                                          380,962
          161,400   Saipem SPA                                                                   736,805
          146,000   Sasib SPA                                                                    431,953

              See accompanying notes to the financial statements.             13

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                      Value ($)
--------------------------------------------------------------------------------------------------
                    Italy - continued
          158,200   Sasib SPA (Non Convertible)                                           309,847
        1,496,592   SMI (Societa Metallurgica Italy) *                                    666,825
          162,700   Snia BPD SPA                                                          162,315
          205,000   Sopaf SPA                                                             230,473
          400,600   Stefanel SPA *                                                        359,118
          872,500   STET di Risp (Non Convertible)                                      3,051,169
        2,700,000   Telecom Italia Mobile SPA (Non Convertible)                         4,129,882
        5,307,500   Telecom Italia Mobile SPA                                          13,896,857
        2,953,300   Telecom Italia RNC                                                  5,941,550
        4,531,900   Telecom Italia SPA                                                 10,645,943
           35,000   Toro Assicurazioni                                                    434,911
                                                                                ------------------
                                                                                      193,843,485
                                                                                ------------------
                    Japan - 13.7%
           54,000   77th Bank                                                             440,716
          207,000   Advantest Corp                                                     11,697,241
          115,000   Aisin Seiki Co Ltd                                                  1,610,324
           27,000   Aiwa Co                                                               503,356
           64,000   Alps Electric Co Ltd                                                  678,764
          453,000   Amada Co Ltd                                                        3,306,761
        1,711,000   Aoki Corp *                                                         2,466,766
           33,000   Aoki International                                                    601,541
           70,000   Aoyama Trading                                                      1,757,395
           17,300   Arabian Oil Co Ltd                                                    551,868
          245,000   Asahi Breweries Ltd                                                 2,375,093
           38,000   Asahi Optical Co                                                      159,002
          316,000   Ashikaga Bank Ltd                                                   1,055,166
           59,000   Asics Corp *                                                          118,792
           13,000   Autobacs Seven                                                        916,646
           29,000   Bandai Co                                                             598,310
          281,000   Bank of Yokohama Ltd                                                1,345,745
           66,000   Banyu Pharmaceutical Co Ltd                                           962,466
           14,000   Best Denki Co Ltd                                                     149,640
           84,700   Canon Sales Co Inc                                                  1,642,207
           66,000   Chiyoda Corp *                                                        349,988
          116,200   Chubu Electric Power Co Inc                                         2,050,758
            7,000   Chudenko Corp                                                         200,099
          240,000   Chugai Pharmaceutical Co Ltd                                        1,895,103
           43,500   Chugoku Electric Power Co Inc                                         753,294
          654,000   Cosmo Oil Co Ltd                                                    2,546,856
           78,000   Credit Saison Co                                                    1,660,950
          237,800   CSK Corp                                                            5,654,868
          851,000   Daicel Chemical Industries Ltd                                      3,666,584
           98,000   Daido Steel Co Ltd                                                    297,191
          181,000   Daiei Inc                                                           1,196,769
          209,000   Daiichi Seiyaku Co Ltd                                              3,411,467


14                       See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

     Shares         Description                                                    Value ($)
-----------------------------------------------------------------------------------------------
                    Japan - continued
           65,000   Daikin Industries Ltd                                               509,487
           96,000   Daikyo Inc                                                          361,919
          477,000   Dainippon Printing Co Ltd                                         7,944,072
          410,000   Dainippon Screen Manufacturing Co Ltd                             3,308,808
           45,000   Daishowa Paper Manufacturing *                                      180,835
           71,200   Daito Trust Construction Co Ltd                                     696,131
           82,000   Daiwa House Industry Co Ltd                                         910,432
            1,100   Denny's Japan Co Ltd                                                 28,254
          211,000   Denso Corp                                                        4,056,011
           16,000   Dowa Mining Co                                                       56,078
            1,129   East Japan Railway Co                                             4,808,236
          152,000   Eisai Co Ltd                                                      2,846,300
           81,300   Fanuc Co                                                          2,526,100
          415,000   Fuji Heavy Industries Ltd                                         1,977,173
          274,000   Fuji Photo Film Co Ltd                                            9,171,928
          414,000   Fujikara Ltd                                                      3,245,041
          783,000   Fujisawa Pharmaceutical Co Ltd                                    6,812,081
           12,000   Fujita Kanko Inc                                                    132,240
           44,000   Fujitec Co                                                          404,673
        1,565,000   Fujitsu Ltd                                                      15,430,856
           40,000   Furukawa Electric Co Ltd                                            185,931
          292,000   Gakken Co Ltd                                                     1,318,585
           58,000   General Sekiyu (KK)                                                 350,816
          140,000   Green Cross Corp                                                    579,998
          705,000   Hankyu Corp                                                       3,382,177
           38,000   Hanwa Co Ltd *                                                      102,958
        1,040,000   Haseko Corp *                                                     2,016,406
           41,000   Heiwa Corp                                                          567,321
           17,000   Higo Bank Ltd                                                        95,783
           22,000   Hirose Electric                                                   1,232,248
           13,000   Hitachi Chemical Co                                                  97,050
        1,760,300   Hitachi Ltd                                                      15,168,713
           29,000   Hitachi Maxell Ltd                                                  581,490
          112,000   Hitachi Metals Ltd                                                  779,518
           51,300   Hokkaido Electric Power                                             875,615
          107,000   Honda Motor Co Ltd                                                3,306,902
           45,000   Hosiden Corp *                                                      309,843
           25,000   House Foods Corp                                                    347,999
          165,000   Hoya Corp                                                         7,027,094
            6,000   Hyogo Bank Ltd (b) *                                                      1
          259,000   INAX Corp                                                         1,706,065
          392,000   Industrial Bank of Japan                                          4,677,107
           23,000   Intec Inc                                                           272,516
          108,000   Ishihara Sangyo Kaisha *                                            249,664
           74,000   Isuzu Motors Ltd                                                    334,162

              See accompanying notes to the financial statements.             15

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

     Shares        Description                                                     Value ($)
-------------------------------------------------------------------------------------------------

                   Japan - continued
         119,000   Ito-Yokado                                                           5,403,265
          33,000   Japan Airlines Co *                                                    136,987
          10,000   Japan Airport Terminal Co Ltd                                          101,914
          41,000   Japan Aviation Electronics                                             239,838
         114,000   Japan Metals & Chemicals *                                             290,927
          94,000   Japan Radio Co                                                         903,472
         724,000   Japan Synthetic Rubber Co Ltd                                        5,135,007
             832   Japan Tobacco Inc                                                    5,583,893
         136,000   JGC Corp                                                               776,402
         170,000   Joshin Denki Co Ltd                                                  1,535,338
          47,000   Kaken Pharmaceutical Co Ltd                                            242,613
         148,000   Kamigumi Co Ltd                                                        779,915
          50,000   Kandenko Co                                                            422,570
         229,000   Kanebo Ltd *                                                           396,561
          89,000   Kaneka Corp                                                            446,880
          32,000   Kankaku Securities Co Ltd *                                             63,104
         109,200   Kansai Electric Power                                                1,981,506
          79,000   Kansai Paint Co Ltd                                                    326,630
         233,000   Kao Corp                                                             2,548,347
          29,000   Katokichi Co Ltd                                                       466,153
          89,000   Kawasaki Heavy Industry                                                368,713
         329,000   Keihin Electric Express Railway Co Ltd                               1,420,242
         118,000   Kenwood Corp *                                                         503,521
          14,000   Keyence Corp                                                         1,705,195
          67,000   Kinden Corp                                                            871,572
       1,028,000   Kinki Nippon Railway Co Ltd                                          6,175,325
         270,000   Kirin Brewery Co Ltd                                                 2,304,251
          26,000   Kissei Pharmaceutical Co Ltd                                           519,181
          53,000   Kokusai Electric                                                       821,195
         195,000   Kokusai Kogyo Co Ltd                                                 1,615,710
          93,000   Kokuyo Co Ltd                                                        1,988,069
          51,000   Komori Corp                                                          1,064,877
          31,000   Konami Co Ltd                                                          888,723
          62,000   Koyo Seiko Co Ltd                                                      460,800
         226,000   Kubota Corp                                                          1,028,039
         618,000   Kurabo Industries Ltd                                                1,546,408
          48,000   Kurita Water Industries Ltd                                          1,014,169
         104,000   Kyocera Corp                                                         6,161,240
          79,000   Kyowa Exeo Corp                                                        621,187
          96,000   Kyowa Hakko Kogyo Co Ltd                                               637,136
          30,000   Kyudenko Corp                                                          228,685
         101,100   Kyushu Electric Power Co Inc                                         1,750,758
             500   Long Term Credit Bank of Japan                                           1,802
          18,000   Mabuchi Motor Co                                                       896,346
          99,000   Maeda Corp                                                             601,268

16            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

     Shares        Description                                                   Value ($)
---------------------------------------------------------------------------------------------
                   Japan - continued
          62,000   Maeda Road Construction                                            529,124
          60,000   Makino Milling Machine Co Ltd                                      421,079
          26,000   Makita Corp                                                        357,610
          25,000   Marudai Food Co Ltd                                                107,714
         534,000   Marui Co Ltd                                                     7,654,487
          40,000   Maruichi Steel Tube                                                626,398
         117,000   Matsushita Communications                                        3,073,080
         768,000   Matsushita Electric Industrial Co Ltd                           11,835,943
         568,000   Matsushita Electric Works Ltd                                    4,988,649
          70,000   Matsushita Kotubuki                                              2,000,994
         954,000   Mazda Motor Corp *                                               2,782,401
          78,000   Meiji Milk Products Co Ltd                                         347,701
         633,000   Minebea Co Ltd                                                   5,234,352
         134,000   Minolta Co Ltd                                                     827,160
          55,000   Misawa Homes                                                       335,405
         345,000   Mitsubishi Corp                                                  3,201,591
         628,000   Mitsubishi Electric Corp                                         3,527,914
         675,000   Mitsubishi Gas Chemical Co Inc                                   2,472,036
         406,000   Mitsubishi Materials Corp                                        1,507,068
         276,000   Mitsubishi Oil Co Ltd                                            1,147,999
         153,000   Mitsubishi Paper Mills Ltd                                         567,934
         131,000   Mitsubishi Rayon Co Ltd                                            475,416
         130,000   Mitsubishi Steel Manufacturing *                                   447,013
       1,931,000   Mitsui Engineering & Shipbuilding *                              3,631,925
         125,000   Mitsui Fudosan Co Ltd                                            1,356,782
         406,000   Mitsui Mining & Smelting Co Ltd                                  1,560,892
         270,000   Mitsui OSK Lines *                                                 536,913
         160,000   Mitsui Petrochemical Industries Ltd                                734,444
          39,000   Mochida Pharmaceutical Co Ltd                                      326,373
           3,000   Mori Seiki Co Ltd                                                   40,268
          92,000   Murata Manufacturing Co Ltd                                      3,224,459
          69,000   Nachi Fujikoshi Co                                                 206,960
           9,000   Nagase & Co                                                         59,135
         130,000   Nagoya Railroad Co Ltd                                             480,404
          16,400   Namco Ltd                                                          463,369
         102,000   National House Industrial                                        1,233,905
         825,000   NEC Corp                                                         9,569,973
          87,000   New Japan Securities Co Ltd *                                      267,437
         381,000   New Oji Paper Co Ltd                                             2,121,402
          51,000   NGK Insulators                                                     464,827
         180,000   NGK Spark Plug Co                                                1,849,366
           9,000   NHK Spring Co Ltd                                                   32,066
         103,000   Nichicon Corp                                                    1,186,262
         241,000   Nichii Co Ltd                                                    3,095,120
          58,000   Nihon Cement Co Ltd                                                276,328

              See accompanying notes to the financial statements.             17

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares        Description                                                       Value ($)
---------------------------------------------------------------------------------------------------

                   Japan - continued
         244,000   Nikon Corp                                                             3,578,424
         167,400   Nintendo Co Ltd                                                       11,803,579
           2,000   Nippon Beet Sugar Manufacturing Co Ltd                                     6,745
         440,000   Nippon Carbon Co Ltd *                                                 1,221,311
          66,000   Nippon Chemical                                                          432,563
          15,000   Nippon Comsys                                                            165,300
          48,000   Nippon Electric Glass Co                                                 660,204
         404,000   Nippon Express Co Ltd                                                  2,600,945
          36,000   Nippon Hodo Co                                                           291,126
         157,000   Nippon Light Metal                                                       558,066
          60,000   Nippon Meat Packers Inc                                                  601,541
       4,147,000   Nippon Oil Co Ltd                                                     17,489,626
         237,000   Nippon Paper Industries                                                1,111,459
          13,000   Nippon Shinpan Co Ltd                                                     54,934
          96,000   Nippon Shokubai Corp                                                     612,478
         231,000   Nippon Soda Chemical Co Ltd                                            1,684,315
          32,000   Nippon Suisan Kaisha Ltd *                                                85,111
           4,364   Nippon Telegraph & Telephone                                          31,060,370
           5,000   Nippon Television Network                                              1,487,281
          44,000   Nippon Yusen (KK)                                                        171,348
         241,000   Nishimatsu Construction                                                1,797,166
       1,401,000   Nissan Motor Co Ltd                                                    8,265,076
         458,000   Nisshinbo Industries Inc                                               3,301,516
         472,000   Nissho Iwai Corp                                                       1,779,435
          27,000   Nissin Food Products Co Ltd                                              516,779
         150,000   Nitto Boseki Co Ltd                                                      461,099
         395,000   Nitto Denko Corp                                                       5,269,285
         470,000   Odakyu Electric Railway Co Ltd                                         2,418,345
         656,000   Oki Electric Industry                                                  3,456,923
         122,000   Okumura Corp                                                             644,925
          82,000   Olympus Optical Co Ltd                                                   686,221
         134,000   Omron Corp                                                             2,109,537
         118,000   Ono Pharmaceutical Co Ltd                                              3,793,521
          19,000   Onoda Cement Co Ltd                                                       66,750
           4,000   Onward Kashiyama Co Ltd                                                   49,051
          30,000   Orient Corp                                                              133,980
         270,000   Pioneer Electronics Corp                                               5,212,528
           1,000   Rasa Industries Ltd                                                        5,344
       1,078,000   Renown Inc *                                                           2,143,674
         449,000   Ricoh Co Ltd                                                           5,282,791
           6,000   Rinnai Corp                                                              108,377
         170,000   Royal Co Ltd                                                           2,873,478
          36,000   Sagami Railway Co Ltd                                                    129,754
         174,000   Sanden Corp                                                            1,398,459
         190,000   Sankyo Co Ltd                                                          5,289,585


18                   See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



     Shares        Description                                                        Value ($)
---------------------------------------------------------------------------------------------------
                   Japan - continued
          54,000   Sanrio Co Ltd *                                                          340,045
           9,000   Sanwa Shutter Corp                                                        65,101
          20,000   Sanyo Securities Co Ltd *                                                 44,908
         158,000   Sato Kogyo Co Ltd                                                        353,468
          47,500   Secom Co Ltd                                                           2,676,278
         101,300   Sega Enterprises                                                       2,836,971
          56,000   Seino Transportation Co Ltd                                              556,798
          62,000   Seiyu                                                                    534,261
         414,000   Sekisui Chemical Co Ltd                                                4,287,845
         154,000   Sekisui House Ltd                                                      1,429,116
          84,000   Seven-Eleven Japan                                                     5,052,946
          50,000   Shikoku Electric Power                                                   865,855
         205,000   Shin-Etsu Chemical Co Ltd                                              3,957,660
         216,000   Shionogi and Co Ltd                                                    1,344,072
         241,000   Shiseido Co Ltd                                                        2,815,561
         109,000   Shokusan Jutaku Sogo Co Ltd *                                            183,337
         448,000   Showa Denko                                                              983,677
         209,000   Showa Line Ltd *                                                         211,269
         339,000   Showa Shell Sekiyu                                                     2,530,773
         148,000   Skylark Co Ltd                                                         2,133,731
          28,000   SMC                                                                    1,904,715
         110,000   Sony Corp                                                              7,938,520
         208,000   Stanley Electric Co Ltd                                                1,058,182
         518,000   Sumitomo Corp                                                          3,892,833
          51,000   Sumitomo Electric                                                        705,692
          53,000   Sumitomo Forestry Co Ltd                                                 606,015
         412,000   Sumitomo Heavy Industries Ltd                                          1,242,588
          34,000   Sumitomo Osaka Cement Co Ltd                                              92,965
          70,000   Sumitomo Rubber Inc                                                      461,099
         154,000   Taisho Pharmaceutical Co Ltd                                           3,547,270
         166,000   Taiyo Yuden Co Ltd                                                     1,939,349
          62,000   Takara Standard Co                                                       462,855
         132,000   Takashimaya Co                                                         1,454,636
         257,000   Takeda Chemical Industries Ltd                                         5,153,202
         114,000   Takuma Corp                                                            1,294,059
         100,000   Tanabe Seiyaku Co Ltd                                                    724,998
         174,000   TDK Corp                                                              11,649,018
         218,000   Terumo Corp                                                            3,179,054
          86,000   Toda Corp                                                                493,811
           3,400   Toho Co Ltd                                                              445,107
          82,400   Tohoku Electric Power Co Inc                                           1,413,274
          73,000   Tokyo Broadcasting System Inc                                          1,058,497
         116,000   Tokyo Electric Co Ltd *                                                  422,902
         218,700   Tokyo Electric Power                                                   4,059,060
         193,000   Tokyo Steel Manufacturing Co                                           2,126,854


                                  See accompanying notes to the financial statements.                19


GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares        Description                                                        Value ($)
---------------------------------------------------------------------------------------------------
                   Japan - continued
          51,000   Tokyo Style Co Ltd                                                       583,147
          77,000   Tokyo Tatemono Co Ltd                                                    334,949
         525,000   Tokyu Construction Co Ltd                                              1,157,097
         100,000   Tokyu Land Corp *                                                        343,856
         403,000   Toppan Printing Co Ltd                                                 4,641,395
          46,000   Toray Industries Inc                                                     266,037
       1,198,000   Toshiba Corp                                                           6,749,855
          34,000   Toshiba Tungaloy Co Ltd                                                  152,125
          54,000   Tostem Corp                                                            1,252,796
          13,000   Toyo Exterior Co Ltd                                                     177,728
          66,000   Toyo Seikan Kaisha Ltd                                                 1,547,601
         179,000   Toyo Trust & Banking Co Ltd                                            1,278,465
          75,000   Toyoda Auto Loom                                                       1,298,782
         154,000   Toyota Motor Corp                                                      3,942,829
          51,000   Tsubakimoto Chain                                                        265,797
          32,000   Tsumura and Co                                                           198,857
          15,000   Unicharm Corp                                                            385,285
          61,000   Uniden Corp                                                              657,055
          16,000   UNY Co Ltd                                                               282,376
         231,000   Wacoal Corp                                                            2,335,073
          54,000   Yakult Honsha Co Ltd                                                     545,861
          13,000   Yamaguchi Bank Ltd                                                       159,417
         168,000   Yamaha Corp                                                            3,201,591
         313,000   Yamanouchi Pharmaceutical Co Ltd                                       6,535,421
         197,000   Yamato Transport Co Ltd                                                1,942,414
          38,000   Yamazaki Baking Co Ltd                                                   569,890
          93,000   Yodogawa Steel Works                                                     531,693
         179,000   Yokogawa Electric Corp                                                 1,371,903
           2,000   Yoshitomi Pharmaceutical Industries Ltd                                   13,622
                                                                                  ------------------
                                                                                        583,881,224
                                                                                  ------------------
                   Malaysia - 4.6%
         201,000   Aluminum Co Malaysia                                                     322,183
       1,051,000   Amalgamated Steel Mills Berhad                                           931,212
       2,016,596   Amcol Holdings Ltd (c)                                                 1,909,120
         478,200   AMMB Holdings Berhad                                                   4,506,597
         455,000   Aokam Perdana Berhad *                                                   980,366
         312,000   Arab Malaysian Finance (Foreign Registered)                            2,173,822
          42,000   Ayer Hitam Tin Dredging *                                                 95,570
       2,028,000   Berjaya Group                                                          2,825,969
       1,166,000   Berjaya Industrial Berhad                                              1,868,981
       1,078,000   Berjaya Leisure Berhad                                                 3,017,358
         884,000   Berjaya Sports Toto                                                    5,126,702
         109,000   Carlsberg Brew Malaysia                                                  939,428
         274,000   Cement Industries of Malaysia Berhad                                     833,145
         182,000   DMIB Berhad                                                              216,963

20                 See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares        Description                                                        Value ($)
---------------------------------------------------------------------------------------------------
                   Malaysia - continued
         687,000   Edaran Otomobil Berhad                                                 7,055,377
         359,000   Ekran Berhad                                                           1,286,790
         203,000   Esso Malaysia Berhad                                                     560,028
         266,000   Faber Group Berhad *                                                     340,669
         355,000   Genting Berhad                                                         2,416,230
         550,000   Golden Hope Plantations Berhad                                           992,348
         186,000   Golden Plus Holdings                                                     479,420
         208,000   Guinness Anchor Berhad                                                   536,126
         240,000   Highlands and Lowlands Berhad                                            429,158
         194,600   Hong Leong Industries Berhad                                             666,170
          18,800   Hong Leong Industries Berhad Class A                                      64,358
         607,000   Hong Leong Properties Berhad                                           1,124,527
         170,000   Hume Industries Berhad                                                 1,074,909
         832,000   IJM Corp Berhad Class A                                                2,228,272
         228,000   Innovest Berhad                                                          867,741
       1,273,000   IOI Corporation Berhad                                                 2,296,834
         307,000   Jaya Tiasa Holdings Berhad                                             1,681,514
         390,000   Johan Holdings Berhad                                                    420,942
         697,000   Kedah Cement Berhad                                                    1,353,006
         148,000   Kelanamas Industries                                                     312,928
         419,000   Kemayan Corporation Berhad                                               631,116
         192,000   Kian Joo Can Factory                                                     904,712
          36,000   Kuala Lumpur Kepong Berhad                                               108,739
       1,147,000   Kuala Lumpur Kepong Berhad (Singapore)                                 3,378,261
         947,000   Kumpulan Guthrie Berhad                                                1,647,620
         814,000   Land & General Berhad                                                  1,655,538
         533,000   Landmark Berhad                                                          957,382
         890,000   Leader Universal Holdings                                              1,899,718
       2,058,000   Magnum Corp Berhad                                                     4,268,506
         364,000   Malayan Cement Berhad                                                    952,880
       1,917,000   Malayan United Industries Berhad                                       1,752,553
         264,000   Malayawata Steel                                                         520,983
       1,231,000   Malaysian Airline Systems                                              3,272,090
         988,000   Malaysian Helicopter Berhad                                            1,400,628
         782,000   Malaysian International Ship (Alien Market)                            2,062,868
         346,000   Malaysian Mosaics                                                        601,981
         120,000   Malaysian Oxygen Berhad                                                  647,604
         266,000   Malaysian Pacific Industries                                           1,103,423
         272,000   Malaysian Plantations Rights 4/9/97 *                                    118,309
         408,000   Malaysian Plantations                                                    961,257
         310,000   Malaysian Resources Corp                                               1,310,914
          47,000   Matsushita Electric                                                      459,968
       1,780,000   MBF Capital Berhad                                                     3,656,061
       2,717,000   MBF Holdings Berhad                                                    1,805,497
       1,178,000   Metroplex Berhad                                                       1,603,560

                                See accompanying notes to the financial statements                 21



GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



         Shares     Description                                                    Value ($)
-------------------------------------------------------------------------------------------------
                    Malaysia - continued
          805,000   Mulpha International                                                 875,352
        1,106,000   Multi Purpose Holdings                                             2,628,031
          161,000   Nestle Malaysia                                                    1,225,493
          311,000   New Straits Times                                                  1,978,977
          773,600   Oriental Holdings Berhad                                           6,978,913
          172,000   OYL Industries Berhad                                              1,676,359
        1,116,000   Pan Malaysia Cement                                                1,330,391
          670,500   Perlis Plantations                                                 2,079,279
          897,000   Pernas International Hotel & Property                              1,105,445
        2,209,000   Perusahaan Otomobil                                               14,590,254
          291,000   Petaling Garden Berhad                                               496,915
          447,000   Petronas Dagangan Berhad                                           1,197,161
          299,000   Petronas Gas Berhad                                                1,089,791
          257,000   Pilecon Engineering Berhad                                           465,767
          326,000   PJ Development Holdings                                              376,810
          678,000   Promet Berhad *                                                      767,290
        2,870,000   Public Bank Berhad (Alien Market)                                  6,703,987
        3,277,000   Renong Berhad                                                      5,965,381
          653,000   Resorts World Berhad                                               3,050,665
          285,000   RJ Reynolds Berhad                                                   780,507
           54,000   Rothmans of Pall Mall Malaysia Berhad                                560,008
        1,689,000   Sarawak Enterprises Corp                                           3,224,269
          338,000   Shell Refinery Co                                                  1,089,005
          234,000   Sime Darby                                                           270,442
          950,000   Sime Darby Berhad                                                  3,596,456
           60,000   Sime UEP Properties Berhad                                           161,901
          224,000   Sistem Television Malaysia                                           460,089
          345,000   Sungei Way Holdings                                                1,000,403
          974,000   TA Enterprise Berhad                                               1,545,534
        3,214,000   Tan Chong Motor Holdings Berhad                                    6,536,730
          650,000   Technology Resources Industries                                    1,518,325
          772,000   Telekom Malaysia                                                   6,249,376
        2,016,000   Tenaga Nasional                                                    9,661,861
          635,000   Time Engineering Berhad                                            1,432,139
          235,000   Tractors Malaysia Holdings Berhad                                    492,147
        1,196,000   UMW Holdings Berhad                                                6,309,948
          177,000   Uniphone Telecommunications                                          246,645
          523,000   Westmont Industries Berhad                                         1,063,693
          711,000   YTL Corp                                                           4,123,399
                                                                                  ---------------
                                                                                     194,522,069
                                                                                  ---------------
                    Netherlands - 0.1%
            5,200   ACF Holding NV                                                        83,526
              850   Cap Volmac Group NV                                                   28,426
           41,470   Elsevier NV                                                          663,939
            4,200   Fortis Amev NV                                                       161,470

22            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


        Shares      Description                                                    Value ($)
--------------------------------------------------------------------------------------------------
                    Netherlands - continued
            4,100   Getronics NV                                                         133,874
            1,500   Gist Brocades NV                                                      50,795
           18,300   ING Groep NV                                                         708,368
            1,000   Internatio-Muller                                                     30,230
            2,900   KLM Ltd                                                               88,888
            4,823   Kon Bolswessanen                                                      84,583
            4,000   Koninklijke KNP BT                                                    91,426
            1,266   Koninklijke Pakhoed                                                   39,671
           11,400   Schroders International Property Fund                                 23,449
            2,200   Telegraaf Holdings CVA                                                48,431
           10,940   VNU                                                                  226,428
                                                                                  ---------------
                                                                                       2,463,504
                                                                                  ---------------
                    New Zealand - 0.1%
          482,442   Fletcher Challenge Energy                                          1,238,225
        1,839,929   Lion Nathan Ltd                                                    4,531,392
           23,697   Trans Tasman Properties                                               12,131
                                                                                  ---------------
                                                                                       5,781,748
                                                                                  ---------------
                    Norway - 1.6%
          202,555   Bergesen D Y AS Class A                                            4,208,248
           56,300   Dyno Industrier AS                                                 1,336,776
           31,250   Elkem AS Class A                                                     500,846
           78,940   Kvaerner Industrier AS                                             3,877,532
          182,574   Leif Hoegh and Co AS                                               3,522,189
          832,290   Norsk Hydro AS                                                    41,684,901
           98,144   Nycomed ASA B Shares                                               1,456,445
           87,390   Orkla-Borregaard AS Class A                                        6,964,122
          236,634   SAS Norge ASA Class B                                              2,352,785
          121,210   Unitor AS                                                          1,564,905
                                                                                  ---------------
                                                                                      67,468,749
                                                                                  ---------------
                    Singapore - 2.7%
        2,719,852   Chuan Hup Holdings Ltd                                             2,098,063
        3,581,096   DBS Land Ltd                                                      13,937,646
          198,200   Faber Group Berhad *                                                 247,403
        1,109,309   First Capital Corp Ltd                                             3,329,483
        1,365,577   Fraser and Neave Ltd                                              12,257,634
            8,000   Golden Hope Plantations Berhad                                        14,530
           75,000   Goodman Fielder Asia Holdings Ltd                                    129,909
        3,550,936   Hai Sun Hup Group Ltd                                              2,639,546
        1,393,351   Haw Par Brothers International Ltd                                 3,243,987
          139,335   Haw Par Brothers International Ltd Warrants 7/18/2001 *              134,840
          785,000   Highlands and Lowlands Berhad                                      1,425,771
        2,511,104   Hotel Properties Ltd                                               4,437,575
          584,708   Inchcape Berhad                                                    2,041,968
        2,480,621   Jardine Matheson Holdings Ltd                                     15,007,757
        5,529,521   Jardine Strategic Holdings Ltd                                    18,136,829

              See accompanying notes to the financial statements              23

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


       Shares       Description                                                    Value ($)
-------------------------------------------------------------------------------------------------
                    Singapore - continued
          583,712   Jurong Shipyard Ltd                                                2,783,479
        1,281,849   Lum Chang Holdings Ltd                                             1,204,543
          980,000   Malaysia Mining Corp Berhad                                        1,340,112
            1,000   Marco Polo Developments Ltd                                            2,272
          565,000   Metro Holdings Ltd                                                 1,846,353
        4,519,556   Neptune Orient Lines Ltd                                           3,898,355
          259,200   Prima Ltd                                                            901,565
          448,424   Robinson and Co Ltd                                                1,839,608
          249,651   Shangri-La Hotel Ltd                                                 787,819
          316,712   Singapore Land Ltd                                                 1,787,890
        2,315,168   Straits Trading Co Ltd                                             5,714,861
          392,036   Times Publishing Ltd                                                 874,246
          264,000   United Engineers                                                     457,279
        9,447,960   United Industrial Corp Ltd                                         8,149,362
        1,361,116   United Overseas Land Ltd                                           2,176,258
          570,300   Wearne Brothers Ltd                                                1,559,727
                                                                                  ---------------
                                                                                     114,406,670
                                                                                  ---------------
                    Spain - 3.5%
          341,678   Argentaria Corporacion Bancaria de Espana SA                      13,681,421
           13,570   Azucarera de Espana SA                                               639,925
          626,979   Banco Bilbao Vizcaya SA                                           36,958,302
          307,004   Banco Central Hispanoamericano SA                                  8,138,230
            9,300   Banco Zaragozano SA                                                  188,141
            1,100   Bodegas Y Bebidas SA                                                  30,195
           11,959   Cristaleria Espanola SA                                              993,594
          212,055   Dragados y Construcciones SA                                       3,210,041
           83,715   Empresa Nacional de Electricidad SA                                5,109,915
          180,525   Ercros SA *                                                          117,118
            8,573   Fabricacion de Automoviles Renault de Espana SA                      164,463
        2,231,326   FENOSA SA                                                         17,666,934
          747,654   Fuerzas Electricas de Cataluna SA                                  5,971,844
           38,886   Grupo Duro Felguera SA *                                             394,692
        1,373,280   Iberdrola SA                                                      14,992,558
          366,774   Repsol SA                                                         13,944,320
          132,610   Sarrio SA                                                            481,966
          605,519   Sevillana de Electricidad                                          5,491,278
          111,886   Tabacalera SA Class A                                              5,065,505
           79,001   Tableros Defibras Class B                                            763,281
          552,904   Telefonica de Espana SA                                           12,728,170
            4,800   Telefonica de Espana SA ADR                                          330,600
          180,175   Uralita SA                                                         1,414,000
                                                                                  ---------------
                                                                                     148,476,493
                                                                                  ---------------
                    Sweden - 4.4%
           76,977   Assi Doman                                                         1,996,776
           48,600   Autoliv AB                                                         2,210,240
          148,000   Avesta Sheffield AB                                                1,500,113
          470,000   Bilspedition AB Class B *                                          1,748,843

24            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



      Shares        Description                                                     Value ($)
-------------------------------------------------------------------------------------------------
                    Sweden - continued
          139,967   Celsius Industrier AB Class B                                      2,697,381
            4,103   Custos AB Series Class A                                              95,214
           28,100   Custos AB Series Class B                                             650,211
            6,346   Diligentia AB *                                                       84,212
          333,020   Electrolux AB Class B                                             20,830,128
          461,700   Ericsson LM Class B                                               14,685,780
           81,100   Esselte AB Class A                                                 1,963,117
           58,200   Esselte AB Class B                                                 1,412,678
           37,640   Euroc Industri AB Class A                                          1,400,563
           43,200   Hennes and Mauritz AB Class B                                      6,141,716
           20,303   Industrivarden AB Class A                                          1,020,823
            3,378   Industrivarden AB Class C (Bearer)                                   162,185
           74,200   Kinnevik Investment Class B                                        2,102,866
          130,820   Marieberg Tidnings AB Class A                                      3,628,994
          552,200   Mo Och Domsjo AB Class B                                          17,527,587
          161,800   Nordbanken                                                         5,869,434
            1,400   Perstorp AB Class B                                                   25,206
            7,800   Securitas AB                                                         223,657
           22,600   Skandia Group Foersaekrings AB                                       687,214
          933,460   Skandinaviska Enskilda Banken Class A                              9,834,937
          524,540   Skanska AB Class B                                                23,155,565
           59,020   SKF AB Class B                                                     1,408,968
          476,700   Sparbanken Sverige AB Class A                                      9,409,264
          223,600   Ssab Swedish Steel Class A                                         3,802,163
           78,900   Ssab Swedish Steel Class B                                         1,341,640
          161,388   Stena Line AB Class B                                                766,249
          969,900   Stora Kopparberg Bergslags Class A                                13,258,659
          243,700   Stora Kopparberg Bergslags Class B                                 3,298,909
          715,472   Svenska Cellulosa Class B                                         15,887,503
          183,600   Svenska Handelsbanken Class A                                      5,142,103
            4,400   Svenska Handelsbanken Class B                                        117,950
           17,200   Svenska Kullagerfabriken AB                                          406,023
            4,486   Sydkraft AB Class A                                                  101,708
           11,977   Sydkraft AB Class C                                                  233,211
          346,700   Trelleborg AB Class B                                              5,433,010
           41,382   Trygg Hansa Holdings AB Class B                                      872,002
           22,200   Volvo AB Class A                                                     552,180
          100,850   Volvo AB Class B                                                   2,528,614
                                                                                  ---------------
                                                                                     186,215,596
                                                                                  ---------------
                    Switzerland - 0.9%
            2,875   Adia SA (Bearer)                                                     931,695
            1,355   Bobst SA (Bearer)                                                  1,833,614
            1,553   Bobst SA (Registered)                                                968,651
              879   Danzas Holding AG (Registered)                                       941,573
            3,747   Elektrowatt AG (Bearer)                                            1,348,920
              410   Fischer (George) AG (Bearer)                                         418,339
              350   Fischer (George) AG (Registered)                                      67,390

              See accompanying notes to the financial statments.              25

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

        Shares       Description                                                                  Value ($)
----------------------------------------------------------------------------------------------------------------

                     Switzerland - continued
               850   Forbo Holdings AG (Registered)                                                    344,034
               285   Helvetia Patria Holding *                                                         107,817
               296   Hero AG (Bearer)                                                                  136,461
             4,600   Hilti AG, Schaan (Participating Certificate)                                    2,900,339
             3,604   Holderbank Financiere Glarus AG (Bearer)                                        2,682,842
            16,160   Holderbank Financiere Glarus AG (Registered)                                    2,421,261
             6,720   Interdiscount Holdings (Bearer) *                                                  74,717
               460   Kuoni Reisen Holdings AG (Registered)                                           1,210,034
               770   Magazine zum Globus (Registered)                                                  375,864
             6,926   Merkur Holding AG (Registered)                                                  1,460,329
             3,758   Novartis AG (Bearer)                                                            4,300,681
             3,758   Novartis Rights 3/12/97 *                                                         237,837
               980   Pargesa Holding SA (Bearer)                                                       996,610
               650   Saurer Group Holdings (Registered)                                                308,475
             1,649   Schindler Holding AG (Participating Certificate)                                1,844,644
             1,558   Schindler Holding AG (Registered)                                               1,658,346
             2,376   Sika Finanz AG (Bearer)                                                           589,570
             3,983   SMH AG (Bearer)                                                                 2,268,285
            17,092   SMH AG (Registered)                                                             2,250,929
               700   Societe Generale de Surveillance Holdings Ltd (Registered)                        291,864
             2,115   Sulzer Gebrueder AG (Registered)                                                1,319,186
            19,874   Zurich Vericher Namen (Registered)                                              5,915,041
                                                                                             ------------------
                                                                                                    40,205,348
                                                                                             ------------------
                     United Kingdom - 23.3%
           180,200   3 Group Plc                                                                     1,496,441
           272,700   Allied Colloids                                                                   571,709
         1,925,350   Allied Domecq Plc                                                              13,679,963
           981,321   AMEC                                                                            1,905,220
           101,510   Amersham International                                                          2,144,696
           695,320   Amstrad Plc                                                                     2,166,732
           519,300   Anglian Water Plc                                                               5,490,102
           454,187   Argos Plc                                                                       5,083,302
         1,029,900   Arjo Wiggins Appleton Plc                                                       2,722,057
        19,820,200   ASDA Group                                                                     36,217,055
           372,640   Ashley (Laura) Holdings                                                           957,540
         1,065,120   Associated British Foods                                                        8,445,432
           328,900   Associated British Ports Holdings Ltd                                           1,682,242
           219,000   Astec (BSR)                                                                       514,510
         1,581,000   Bank of Scotland                                                                8,808,656
           960,200   Barratt Development                                                             4,347,221
         1,904,530   Bass                                                                           26,566,908
           214,700   BAT Industries                                                                  1,881,020
            83,300   BBA Group                                                                         466,151
           902,500   Beazer Holmes Plc                                                               2,944,858
           176,200   Berisford International                                                           393,834


26           See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

        Shares       Description                                                                  Value ($)
----------------------------------------------------------------------------------------------------------------
                     United Kingdom - continued
         7,634,500   BG Plc                                                                         21,236,946
           139,844   BICC                                                                              629,709
           341,300   Blue Circle Industries                                                          2,218,971
           341,920   Booker Plc                                                                      1,913,400
           441,400   BPB Industries Plc                                                              2,462,893
           725,626   British Aerospace                                                              15,097,160
           609,885   British Airways                                                                 6,273,648
           133,110   British Land Co                                                                 1,161,854
         2,872,300   British Petroleum                                                              31,842,440
         5,211,200   British Steel                                                                  12,753,109
        10,005,600   British Telecom Plc                                                            69,473,892
           943,369   BTR                                                                             3,701,551
           424,892   Bunzl Co                                                                        1,459,210
           172,200   Burmah Castrol Plc                                                              2,904,964
         5,439,000   Burton Group                                                                   13,887,385
           435,400   Caradon                                                                         1,939,269
            83,320   Carlton Communications                                                            709,589
         7,634,500   Centrica Plc *                                                                  8,158,475
             6,398   Charter Plc (Registered)                                                           77,035
            38,400   Chubb Security                                                                    267,514
         2,568,994   Coats Viyella                                                                   5,406,795
            24,800   Cobham Group Plc                                                                  237,305
         1,227,772   Cookson Group                                                                   4,687,277
           433,000   Cordiant Plc *                                                                    690,545
           157,900   Costain Group (c)                                                                 115,926
           138,800   Courtaulds                                                                        824,286
           209,100   Courtaulds Textiles Plc                                                           846,044
           160,439   Dalgety Plc                                                                       858,560
         1,086,000   Dawson International                                                            1,222,548
               620   De La Rue Plc                                                                       6,292
           209,900   Delta                                                                           1,202,006
           311,600   Electrocomponents Plc                                                           2,041,127
            27,462   Energy Group Plc *                                                                233,878
           873,471   English China Clays Plc                                                         3,049,645
         1,325,400   Enterprise Oil                                                                 13,450,066
         1,058,400   Eurotunnel SA Units (Registered) *                                              1,312,353
           277,397   FKI                                                                               846,312
         3,516,315   General Electric                                                               21,398,517
         1,127,510   Glaxo Wellcome Plc                                                             19,112,743
           211,850   Granada Group                                                                   3,193,651
             2,436   Grand Metropolitan                                                                 18,083
           192,600   Great Portland Estates Plc                                                        663,019
           428,849   Great Universal Stores Plc                                                      4,554,833
           665,453   Greenalls Group Plc                                                             6,058,131
            55,500   Greycoat Plc                                                                      144,877

              See accompanying notes to the financial statements.             27

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

        Shares       Description                                                                  Value ($)
----------------------------------------------------------------------------------------------------------------
                     United Kingdom - continued
           357,100   Guinness                                                                        2,668,348
            47,100   Hambros                                                                           199,793
            48,463   Hammerson                                                                         346,315
            34,328   Hanson Plc                                                                        154,017
           503,630   Harrisons & Crosfield                                                           1,084,608
           630,300   Hazlewood Foods                                                                 1,223,718
            36,993   Hepworth                                                                          158,128
         3,581,151   Hillsdown Holdings                                                             11,159,457
           233,990   Hyder Plc                                                                       3,168,564
         1,720,910   Imperial Chemical Industries Plc                                               21,254,022
            27,462   Imperial Tobacco Group Plc *                                                      190,418
           246,084   Inchcape                                                                        1,067,953
         1,093,820   Kingfisher                                                                     12,081,521
           223,960   Kwik Save Group                                                                 1,116,269
         5,879,715   Ladbroke Group                                                                 22,063,337
             2,800   Laird Group                                                                        16,423
             4,000   Laporte Plc                                                                        41,962
         4,151,000   Lasmo                                                                          16,321,379
         2,033,200   Legal & General Group                                                          12,970,118
           411,325   Lex Service                                                                     2,342,058
         1,243,548   Lloyds TSB Group                                                               10,347,128
           885,300   London International                                                            2,412,093
         5,543,777   Lonrho                                                                         13,024,328
           815,457   Lucas Variety Plc *                                                             2,720,705
           536,726   Marley                                                                          1,085,829
           487,100   Meggitt                                                                           842,386
            18,000   MEPC Ord                                                                          137,438
           115,580   Mercury Asset Management                                                        2,541,907
           260,000   Meyer International                                                             1,705,244
           646,100   MFI Furniture Group                                                             2,066,060
             3,922   Millennium Chemicals Inc                                                           75,008
         2,261,789   Mirror Group Plc                                                                7,730,778
           228,000   National Grid Holdings Plc                                                        770,003
         2,828,130   National Power                                                                 22,666,737
           395,400   Next                                                                            3,838,316
            80,165   NFC Plc                                                                           224,957
         1,303,499   Norcros Plc                                                                     1,956,526
           331,200   Northern Foods Plc                                                              1,150,951
           171,700   Ocean Group                                                                     1,315,204
         1,811,800   Orange Plc                                                                      6,266,618
         2,938,300   Peninsular & Oriental Steam Navigation Co                                      31,974,889
         5,113,449   Pilkington                                                                     12,096,758
            23,100   Powell Duffryn                                                                    153,766
           848,276   Powergen                                                                        8,552,887
            98,200   Premier Farnell Plc                                                               789,852

30             See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

        Shares       Description                                                                  Value ($)
----------------------------------------------------------------------------------------------------------------
                     United Kingdom - continued
           448,800   Racal Electronics                                                               2,123,430
           475,600   Railtrack Group Plc                                                             3,511,135
         2,235,320   Rank Group Plc *                                                               15,207,675
           415,477   Reckitt & Colman                                                                5,402,470
         1,029,646   Redland                                                                         5,845,939
         1,426,100   Rentokil Plc                                                                   10,493,336
         1,560,500   Reuters Holdings                                                               16,726,929
           488,950   Rexam Plc                                                                       2,592,596
           262,850   RMC Group                                                                       4,084,699
         3,188,038   Rolls-Royce                                                                    12,066,979
           125,491   Royal & Sun Alliance Insurance                                                  1,007,314
           544,900   Rugby Group                                                                       969,015
           267,021   Safeway Plc                                                                     1,577,034
           123,400   Sainsbury (J)                                                                     622,101
             2,600   Salvesen (Christian)                                                               13,595
            13,790   Schroders                                                                         381,348
           803,400   Scottish Hydro-Electric Plc                                                     4,666,260
         2,324,544   Scottish Power Plc                                                             13,273,727
           320,800   Scottish & Newcastle Plc                                                        3,543,318
         5,381,600   Sears                                                                           7,111,865
           377,361   Securicor Plc                                                                   1,927,030
           997,476   Severn Trent Plc                                                               11,603,234
           480,810   Shell Transport & Trading (Registered)                                          8,150,347
           451,710   Siebe Plc                                                                       7,133,820
         1,821,045   Signet Group Plc *                                                                950,731
           788,019   Simon Engineering                                                                 539,974
            77,000   Slough Estates                                                                    356,776
           179,826   Smith & Nephew Plc                                                                566,235
         1,308,202   Smithkline Beecham Plc                                                         19,571,820
            80,810   Smiths Industries                                                               1,017,817
           590,700   Southern Electric Plc                                                           7,632,718
           210,300   Southwest Water                                                                 2,353,697
         1,233,737   Storehouse Plc                                                                  5,515,187
         3,060,331   T & N                                                                           8,138,476
         7,869,600   Tarmac                                                                         12,967,645
           159,600   Tate & Lyle                                                                     1,136,591
         2,620,500   Taylor Woodrow Plc                                                              8,165,910
            10,700   Telewest Communications Plc *                                                      20,948
         3,492,655   Tesco                                                                          19,260,141
           905,600   Thames Water                                                                   10,150,332
            30,000   Thistle Hotels Plc *                                                              100,827
           225,800   TI Group Plc                                                                    1,941,430
         1,445,890   Tomkins Plc                                                                     6,723,063
           362,500   Transport Development Group                                                     1,212,408
           134,300   Unigate                                                                         1,001,335
           303,460   Unilever Plc                                                                    7,805,173
         1,872,759   United Biscuits                                                                 7,332,975

              See accompanying notes to the financial statements.             31

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

     Par Value($)/
        Shares       Description                                                                  Value ($)
----------------------------------------------------------------------------------------------------------------
                     United Kingdom - continued
           124,900   United News & Media Plc                                                         1,442,722
         1,608,100   United Utilities                                                               17,394,568
           249,930   Vendome Luxury Group Plc Units                                                  2,144,822
           301,500   Vickers                                                                         1,328,123
           742,950   Vodafone Group Plc                                                              3,527,278
           699,100   Waste Management International *                                                2,691,773
           563,725   Wessex Water Plc                                                                3,310,982
         1,196,840   Whitbread Plc Class A                                                          15,347,785
           100,700   Willis Corroon Group Plc                                                          251,367
           611,474   Wilson (Connolly) Holdings                                                      1,566,263
         2,216,200   Wimpey (George)                                                                 5,098,180
            47,162   Wolseley                                                                          362,410
           299,200   Yorkshire Electricity Group                                                     4,359,133
           706,200   Yorkshire Water                                                                 8,284,069
                                                                                             ------------------
                                                                                                   996,511,138
                                                                                             ------------------

                     TOTAL STOCK AND EQUIVALENTS (Cost $3,829,977,485)                           4,123,957,279
                                                                                             ------------------

                     SHORT-TERM INVESTMENTS - 13.9%
                     Cash Equivalents - 12.2%
   $    53,200,000   Republic Bank of New York Time Deposit, 5.34% due 3/3/97                       53,200,000
       465,118,468   The Boston Global Investment Trust (d)                                        465,118,468
                                                                                             ------------------
                                                                                                   518,318,468
                                                                                             ------------------
                     U.S. Government - 1.7%
   $    74,000,000   U.S. Treasury Bill, 5.56% due 1/8/98 (a)                                       70,618,221
                                                                                             ------------------
                     TOTAL SHORT-TERM INVESTMENTS (Cost $588,929,520)                              588,936,689
                                                                                             ------------------

                     TOTAL INVESTMENTS - 110.7%
                     (Cost $4,418,907,005) * *                                                   4,712,893,968

                     Other Assets and Liabilities (net) -  (10.7%)                                (454,446,677)
                                                                                             ------------------
                     TOTAL NET ASSETS - 100.0%                                              $    4,258,447,291
                                                                                             ==================

                     Notes to the Schedule of Investments:

                     ADR American Depositary Receipt

                     (a) All or a portion of this security is held as collateral for open futures contracts.

                     (b)  Bankrupt issuer.

                     (c)  Valued by management (Note 1).

                     (d) Represents investment of security lending collateral (Note 1).

                     * Non-income producing security. A dividend has not been declared for the year ended February 28, 1997.

                     ** The aggregate identified cost for federal income tax purposes is $4,444,715,156, resulting in gross unrealized appreciation and depreciation of $492,635,990 and $224,457,178, respectively, and net unrealized appreciation of $268,178,812.


32             See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

--------------------------------------------------------------------------------


        At February 28, 1997, industry sector diversification of the Fund's equity investments was as follows:


        Industry Sector (Unaudited)

        Banking                                    8.2%
        Conglomerates                              7.1
        Services                                   6.4
        Utilities                                  5.8
        Real Estate                                5.7
        Construction                               5.4
        Oil and Gas                                5.4
        Consumer Goods                             5.0
        Chemicals                                  4.7
        Retail Trade                               4.6
        Telecommunications                         4.2
        Machinery                                  4.0
        Health Care                                4.0
        Electronic Equipment                       3.9
        Transportation                             3.4
        Food and Beverage                          3.2
        Automotive                                 2.6
        Communications                             2.2
        Metals and Mining                          2.1
        Insurance                                  2.1
        Paper and Allied Products                  2.1
        Financial Services                         1.2
        Aerospace                                  1.1
        Textiles                                   0.7
        Computers                                  0.7
        Miscellaneous                              4.2
                                                 -----
                                                 100.0%
                                                 =====

              See accompanying notes to the financial statements.             31

GMO International Core Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
--------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (cost $4,418,907,005) (Note 1)                         $    4,712,893,968
  Foreign currency, at value (cost $10,330,708) (Note 1)                               10,322,949
  Cash                                                                                     69,550
  Receivable for Fund shares sold                                                          11,788
  Receivable for investments sold                                                     110,214,504
  Dividends and interest receivable                                                     3,966,583
  Foreign withholding taxes receivable                                                  4,818,096
  Receivable for open swap contracts (Note 1)                                          22,592,200
  Receivable for daily variation margin on open futures contracts                         235,333
  Receivable for open forward foreign currency contracts (Note 6)                      75,418,471
  Receivable for expenses waived or borne by Manager (Note 2)                           1,183,642
                                                                               -------------------
      Total assets                                                                  4,941,727,084
                                                                               -------------------

Liabilities:
  Payable upon return of securities loaned (Note 1)                                   465,118,468
  Payable for investments purchased                                                   100,587,432
  Payable for open forward foreign currency contracts (Note 6)                        103,379,768
  Payable for Fund shares repurchased                                                  10,085,397
  Payable to affiliate for (Note 2):
      Management fee                                                                    2,463,680
      Shareholder service fee                                                             494,215
  Accrued expenses                                                                      1,150,833
                                                                               -------------------
      Total liabilities                                                               683,279,793
                                                                               -------------------
Net assets                                                                     $    4,258,447,291
                                                                               ===================
Net assets consist of:
  Paid-in capital                                                              $    3,883,061,264
  Accumulated undistributed net investment income                                       9,222,649
  Accumulated undistributed net realized gain                                          81,342,864
  Net unrealized appreciation                                                         284,820,514
                                                                               -------------------
                                                                               $    4,258,447,291
                                                                               ===================
Net assets attributable to:
  Class I Shares                                                               $          208,388
                                                                               ===================
  Class II Shares                                                              $       25,302,379
                                                                               ===================
  Class III Shares                                                             $    4,232,936,524
                                                                               ===================

Shares outstanding:
  Class I                                                                                   8,554
                                                                               ===================
  Class II                                                                              1,038,814
                                                                               ===================
  Class III                                                                           173,673,156
                                                                               ===================

Net asset value per share:
  Class I                                                                      $            24.36
                                                                               ===================
  Class II                                                                     $            24.36
                                                                               ===================
  Class III                                                                    $            24.37
                                                                               ===================

32            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)


Statement of Operations - Year Ended February 28, 1997
-----------------------------------------------------------------------------------------------------
Investment income:
     Dividends (net of foreign tax expense of $13,152,317)                    $          116,755,028
     Interest (including securities lending income of $2,678,216)                         17,528,094
                                                                                ---------------------
         Total income                                                                    134,283,122
                                                                                ---------------------
Expenses:
     Management fee (Note 2)                                                              33,112,051
     Custodian fees                                                                        3,179,085
     Stamp duties and transfer taxes                                                         763,267
     Legal fees                                                                              230,796
     Audit fees                                                                               84,433
     Registration fees                                                                        56,542
     Transfer agent fees                                                                      45,289
     Trustees fee (Note 2)                                                                    22,361
     Miscellaneous                                                                            40,182
     Fees waived or borne by Manager (Note 2)                                            (11,195,222)
                                                                                ---------------------
                                                                                          26,338,784
     Shareholder service fee (Note 2)
         Class I                                                                                 266
         Class II                                                                             21,305
         Class III                                                                         4,872,989
                                                                                ---------------------


         Net expenses                                                                     31,233,344
                                                                                ---------------------

            Net investment income                                                        103,049,778
                                                                                ---------------------

Realized and unrealized gain (loss):
          Net realized gain (loss) on:
            Investments                                                                  347,712,058
            Closed futures contracts                                                     (37,831,976)
            Closed swap contracts                                                        (12,233,075)
            Foreign currency, forward contracts and foreign
                currency related transactions                                            (65,761,352)
                                                                                ---------------------
                Net realized gain                                                        231,885,655
                                                                                ---------------------

         Change in net unrealized appreciation (depreciation) on:
            Investments                                                                  (52,573,782)
            Open futures contracts                                                        (4,472,726)
            Open swap contracts                                                           24,926,117
            Foreign currency, forward contracts and foreign
                currency related transactions                                            (10,241,123)
                                                                                ---------------------
                Net unrealized loss                                                      (42,361,514)
                                                                                ---------------------
         Net realized and unrealized gain                                                189,524,141
                                                                                ---------------------
Net increase in net assets resulting from operations                          $          292,573,919
                                                                                =====================


                See accompanying notes to the financial statements.           33

GMO International Core Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  Year Ended

                                                                                 February 28, 1997         February 29, 1996
                                                                               -----------------------   -----------------------
Increase (decrease) in net assets:
Operations:
     Net investment income                                                   $            103,049,778  $             65,306,198
     Net realized gain                                                                    231,885,655               109,487,879
     Change in net unrealized appreciation (depreciation)                                 (42,361,514)              289,471,168
                                                                               -----------------------   -----------------------

     Net increase in net assets resulting from
         operations                                                                       292,573,919               464,265,245
                                                                               -----------------------   -----------------------

Distributions to shareholders from:
     Net investment income
         Class I                                                                               (2,078)                -
         Class II                                                                            (231,954)                -
         Class III                                                                        (56,618,907)              (62,905,553)
                                                                               -----------------------   -----------------------
         Total distributions from net investment income                                   (56,852,939)              (62,905,553)
                                                                               -----------------------   -----------------------

     Net realized gains
         Class I                                                                               (8,575)                -
         Class II                                                                            (932,158)                -
         Class III                                                                       (264,270,135)             (102,400,553)
                                                                               -----------------------   -----------------------
         Total distributions from net realized gains                                     (265,210,868)             (102,400,553)
                                                                               -----------------------   -----------------------

Net share transactions:  (Note 5)
         Class I                                                                              206,837                 -
         Class II                                                                          25,522,151                 -
         Class III                                                                       (275,828,032)            1,647,431,232
                                                                               -----------------------   -----------------------
     Increase (decrease) in net assets from net fund share transactions                  (250,099,044)            1,647,431,232
                                                                               -----------------------   -----------------------


     Total increase (decrease) in net assets                                             (279,588,932)            1,946,390,371


Net assets:
     Beginning of period                                                                4,538,036,223             2,591,645,852
                                                                               -----------------------   -----------------------

     End of period (including accumulated undistributed
         net investment income (loss) of $9,222,649 and
         $(5,469,509), respectively)                                         $          4,258,447,291  $          4,538,036,223
                                                                               =======================   =======================


34            See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           Period from September 10, 1996
                                                                           (commencement of operations)
                                                                           to February 28, 1997
                                                                           --------------------
Net asset value, beginning of period                                     $                         24.17
                                                                          -------------------------------

Income (loss) from investment operations:
  Net investment income                                                                             0.14
  Net realized and unrealized gain (loss)
   on investments                                                                                   1.38
                                                                          -------------------------------

    Total from investment operations                                                                1.52
                                                                          -------------------------------

Less distributions to shareholders:
  From net investment income                                                                       (0.26)
  From net realized gains                                                                          (1.07)
                                                                          -------------------------------

    Total distributions                                                                            (1.33)
                                                                          -------------------------------

Net asset value, end of period                                           $                         24.36
                                                                          ===============================

Total Return (a)                                                                                    6.38%


Ratios/Supplemental Data:

         Net assets, end of period (000's)                               $                           208
         Net expenses to average
                daily net assets                                                                    0.85%*(b)
         Net investment income to average
                daily net assets                                                                    1.12%*
         Portfolio turnover rate                                                                      97%
         Average broker commission rate (c)                              $                        0.0062
         Fees and expenses voluntarily waived or borne by
                the Manager consisted of the following per
                share amounts:                                           $                          0.04


*        Annualized
(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .03% of average daily net assets.
(c) The average broker commission rate will vary depending on the markets in which trades are executed.

              See accompanying notes to the financial statements.            35

GMO International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout the period)
-------------------------------------------------------------------------------

                                                             Period from September 26, 1996
                                                              (commencement of operations)
                                                                  to February 28, 1997
                                                                  --------------------
Net asset value, beginning of period                             $              24.60
                                                                  --------------------
Income (loss) from investment operations:
  Net investment income                                                          0.14
  Net realized and unrealized gain (loss)
   on investments                                                                0.96
                                                                  --------------------

    Total from investment operations                                             1.10
                                                                  --------------------

Less distributions to shareholders:
  From net investment income                                                    (0.27)
  From net realized gains                                                       (1.07)
                                                                  --------------------

    Total distributions                                                         (1.34)
                                                                  --------------------

Net asset value, end of period                                   $              24.36
                                                                  ====================

Total Return (a)                                                                 4.51%


Ratios/Supplemental Data:

         Net assets, end of period (000's)                       $             25,302
         Net expenses to average daily net assets                               0.80% *(b)
         Net investment income to average
            daily net assets                                                    0.98%*
         Portfolio turnover rate                                                  97%
         Average broker commission rate (c)                      $             0.0062
         Fees and expenses voluntarily waived or borne by
            the Manager consisted of the following per
            share amounts:                                       $               0.05


*           Annualized

(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.

(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .04% of average daily net assets.

(c) The average broker commission rate will vary depending on the markets in which trades are executed.


36              See accompanying notes to the financial statements.

GMO International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                          Year Ended February 28/29,
                                                -----------------------------------------------------------------------------------
                                                    1997             1996              1995             1994               1993
                                                ------------      -----------      ------------      ------------      ------------
Net asset value, beginning of period           $       24.62     $      22.32     $       25.56     $       18.51     $       18.80
                                                ------------      -----------      ------------      ------------      ------------
Income (loss) from investment operations:
  Net investment income                                 0.59             0.36              0.27              0.29              0.29
  Net realized and unrealized gain (loss)
   on investments                                       1.02             3.09             (1.57)             7.44             (0.04)
                                                ------------      -----------      ------------      ------------      ------------

    Total from investment operations                    1.61             3.45             (1.30)             7.73              0.25
                                                ------------      -----------      ------------      ------------      ------------

Less distributions to shareholders:
  From net investment income                           (0.33)           (0.39)            (0.35)            (0.27)            (0.20)
  From net realized gains                              (1.53)           (0.76)            (1.59)            (0.41)            (0.34)
                                                ------------      -----------      ------------      ------------      ------------

    Total distributions                                (1.86)           (1.15)            (1.94)            (0.68)            (0.54)
                                                ------------      -----------      ------------      ------------      ------------

Net asset value, end of period                 $       24.37     $      24.62     $       22.32     $       25.56     $       18.51
                                                ============      ===========      ============      ============      ============

Total Return (a)                                       6.72%           15.72%           (5.31%)            42.10%             1.43%

Ratios/Supplemental Data:

     Net assets, end of period (000's)         $   4,232,937     $  4,538,036     $   2,591,646     $   2,286,431     $    918,332
     Net expenses to average daily net assets          0.71% (b)        0.72% (b)         0.70%             0.71% (b)        0.70%
     Net investment income to average
       daily net assets                                2.34%            1.93%             1.48%             1.48%            2.36%
     Portfolio turnover rate                             97%              14%               53%               23%              23%
     Average broker commission rate (c)        $      0.0062              N/A               N/A               N/A              N/A
     Fees and expenses voluntarily waived or
      borne by the Manager consisted of the
      following per share amounts:             $        0.06     $       0.03     $        0.03     $        0.03     $       0.03

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .02% of average daily net assets.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.

              See accompanying notes to the financial statements.            37

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statement
February 28, 1997
--------------------------------------------------------------------------------
1.   Significant accounting policies

     The GMO International Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Securities may be valued by independent pricing services which use prices provided by market- makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statement - continued
--------------------------------------------------------------------------------
     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts
     The Fund may purchase and sell stock index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statement - continued
--------------------------------------------------------------------------------
     Forward currency contracts
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1997.

     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1997.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statement - continued
--------------------------------------------------------------------------------
     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $425,345,558 collateralized by cash in the amount of $465,118,468, which was invested in a short-term instrument.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency and passive foreign investment company transactions and redemptions in-kind. Gains resulting from such in-kind transactions amounted to $11,290,578.

     The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statement - continued
--------------------------------------------------------------------------------

             Undistributed Net Investment          Accumulated Net Realized
                        Income                           Gain/(Loss)                     Paid-in Capital
       -------------------------------------   ---------------------------------    --------------------------
                   ($31,504,681)                         $20,249,536                       $11,255,145

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .60% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .75% of the amount invested. All purchase premiums are paid to and recorded as paid in capital by the Fund. For the year ended February 28, 1997, the Fund received $2,286,211 in purchase premiums. There is no premium for cash redemptions or reinvested distributions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statement - continued
--------------------------------------------------------------------------------
2.   Fees and other transactions with affiliates
     GMO receives a management fee paid monthly at the annual rate of .75% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .54% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for fees exceeding .69%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged. Additionally, prior to June 27, 1995, this voluntary expense limitation was .70% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $22,361. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1997 aggregated $4,272,351,520 and $3,985,379,651, respectively.

4.   Principal shareholders

     At February 28, 1997, 98% of the outstanding Class I shares of the Fund were held by one shareholder and 100% of the outstanding Class II shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the respective class.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

                                                                               Period from September 10, 1996
                                                                                (commencement of operations)
                                                                                      to February 28, 1997
                                                                   --------------------------------------------------------
     Class I:                                                              Shares                          Amount
                                                                   ------------------------        ------------------------
    Shares sold                                                                      8,196        $                198,184

    Shares issued to shareholders in reinvestment
      of distributions                                                                 440                          10,653

    Shares repurchased                                                                 (82)                         (2,000)
                                                                   ------------------------        ------------------------
    Net increase                                                                     8,554        $                206,837
                                                                   ========================        ========================

                                                                               Period from September 26, 1996
                                                                               (commencement of operations)
                                                                                     to February 28, 1997
                                                                ------------------------------------------------------------
     Class II:                                                            Shares                           Amount
                                                                ----------------------------     ---------------------------
    Shares sold                                                                     990,710     $                24,358,040

    Shares issued to shareholders in reinvestment
    of distributions                                                                 48,104                       1,164,111

    Shares repurchased                                                                  -                               -
                                                                ----------------------------     ---------------------------
    Net increase                                                                 1,038,814      $                25,522,151
                                                                ============================     ===========================

                                                   Year Ended                                   Year Ended
                                                February 28, 1997                           February 29, 1996
                                   --------------------------------------------  -----------------------------------------
     Class III:                          Shares                 Amount                Shares                Amount
                                   -------------------   ----------------------  -----------------    --------------------
    Shares sold                        26,694,331       $     662,148,445          83,979,899        $ 2,029,145,465

    Shares issued to shareholders
    in reinvestment of
    distributions                      12,151,121            296,116,351            6,005,465            141,837,051

    Shares repurchased                (49,513,521)        (1,234,092,828)         (21,748,238)          (523,551,284)
                                   -------------------   ----------------------  -----------------    --------------------
    Net increase                      (10,668,069)      $   (275,828,032)          68,237,126        $ 1,647,431,232
                                   ===================   ======================  =================    ====================

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

6.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1997 is as follows:

     Forward currency contracts

                                                                                                            Net Unrealized
        Settlement                                                                                           Appreciation
           Date              Deliver/Receive           Units of Currency               Value                (Depreciation)
       --------------   --------------------------    --------------------      --------------------      ------------------
       Buys
              3/3/97               ATS                        332,677,454    $           28,000,324    $           (745,179)
              3/3/97               AUD                          3,011,707                 2,337,536                  (1,054)
              3/7/97               AUD                          2,424,335                 1,881,539                 (21,346)
              4/9/97               AUD                         14,871,000                11,530,081                (218,009)
              5/9/97               AUD                         13,490,860                10,456,226                 (37,774)
             7/11/97               AUD                            795,665                   616,388                     361
              3/3/97               BEF                         80,527,213                 2,312,273                   1,592
              3/7/97               BEF                      2,914,255,748                83,693,078              (9,633,853)
              4/9/97               BEF                        981,760,650                28,224,652              (2,570,851)
              5/7/97               BEF                      1,825,664,415                52,571,498              (1,811,985)
             7/11/97               BEF                      2,824,880,035                81,667,771                 (35,195)
              4/9/97               CAD                            954,000                   699,680                 (11,343)
              5/9/97               CAD                            792,863                   582,682                 (11,000)
              3/3/97               CHF                          2,866,174                 1,943,169                       0
              3/7/97               CHF                          1,868,753                 1,267,329                   2,949
              5/9/97               CHF                          1,558,590                 1,063,660                 (46,012)
              3/3/97               DEM                        498,218,745               295,127,059             (22,112,142)
              3/7/97               DEM                          2,622,824                 1,553,956                 (31,813)
              4/9/97               DEM                         51,340,000                30,479,316              (2,686,059)
              5/9/97               DEM                        116,263,679                69,157,107              (2,793,003)
              3/3/97               DKK                         13,172,527                 2,045,328                 (67,404)
              3/7/97               DKK                         11,743,077                 1,823,653                (185,529)
              3/3/97               ESP                        315,513,430                 2,201,001                  (6,777)
              3/7/97               ESP                        803,840,311                 5,607,176                 (16,992)

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

      Forward currency contracts - continued

                                                                                                            Net Unrealized
        Settlement                                                                                           Appreciation
           Date              Deliver/Receive           Units of Currency               Value                (Depreciation)
       --------------   --------------------------    --------------------      --------------------      ------------------
       Buys - continued
              4/9/97               ESP                      3,737,715,000    $           26,043,237    $        (2,272,785)
             6/13/97               ESP                     22,373,549,433               155,747,781             (2,715,219)
              3/3/97               FIM                          3,655,073                   725,955                 (3,601)
              3/7/97               FIM                        192,960,118                38,332,077             (2,590,246)
             7/11/97               FIM                         48,881,120                 9,788,048                (30,395)
              3/3/97               FRF                         28,411,999                 4,986,967               (238,036)
              3/7/97               FRF                          8,055,103                 1,414,106                (59,298)
              4/9/97               FRF                        734,502,260               129,206,864             (9,051,184)
              3/3/97               GBP                          8,172,149                13,332,861               (267,638)
              3/7/97               GBP                          2,415,314                 3,940,377                (70,867)
             3/10/97               GBP                         14,398,848                23,489,252               (484,830)
              4/9/97               GBP                        115,805,144               188,810,676              6,474,948
              3/3/97               HKD                         78,017,583                10,074,585                   (651)
              3/7/97               HKD                          6,173,248                   797,154                    112
              5/9/97               HKD                        285,505,525                36,855,211                (52,789)
              3/3/97               IEP                         15,039,411                23,816,412             (1,421,424)
              3/7/97               IEP                         17,703,251                28,033,919               (159,676)
              3/3/97               ITL                     15,222,762,000                 9,007,551               (781,071)
              3/7/97               ITL                        964,708,870                   570,737                (26,680)
              5/9/97               ITL                      8,304,765,650                 4,896,418               (236,848)
             6/13/97               ITL                     51,510,023,590                30,316,430             (1,278,570)
              3/3/97               JPY                      7,196,683,325                59,629,491             (2,670,824)
              3/7/97               JPY                     19,548,771,569               162,042,397             (6,737,425)
              4/9/97               JPY                     21,735,478,363               180,966,117             (8,699,464)
             7/11/97               JPY                     13,660,843,264               115,279,497                827,330
              3/3/97               MYR                            266,396                   107,288                    220
              3/7/97               MYR                          1,488,530                   599,411                  1,226

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

      Forward currency contracts - continued

                                                                                                            Net Unrealized
        Settlement                                                                                           Appreciation
           Date              Deliver/Receive           Units of Currency               Value                (Depreciation)
       --------------   --------------------------    --------------------      --------------------      ------------------
       Buys - continued
              5/9/97               MYR                          4,050,880    $            1,627,232    $             3,112
              3/3/97               NLG                            343,140                   180,714                 (5,159)
              3/7/97               NLG                        153,784,918                81,005,758             (2,282,873)
              4/9/97               NLG                        158,768,084                83,815,360             (6,325,760)
              5/9/97               NLG                          9,547,257                 5,050,342               (146,010)
              3/3/97               NOK                        192,774,186                28,607,666             (1,190,827)
              3/7/97               NOK                            703,365                   104,397                 (4,235)
              4/9/97               NOK                        188,862,200                28,086,480             (1,608,834)
             6/13/97               NOK                        694,369,326               103,568,099             (3,538,901)
              3/3/97               NZD                         33,961,701                23,493,007               (384,591)
              4/9/97               NZD                         33,789,410                23,322,464                 16,219
              5/9/97               NZD                         11,902,230                 8,199,565                 18,567
              3/3/97               SEK                        126,757,784                16,905,433               (187,907)
              3/7/97               SEK                          3,770,917                   502,969                 (1,955)
             6/13/97               SEK                        626,772,229                83,859,312             (1,209,688)
              3/3/97               SGD                            294,788                   206,724                 (4,276)
              3/7/97               SGD                            445,731                   312,570                 (4,552)
                                                                                                          ------------------
                                                                                                       $       (92,441,773)
                                                                                                          ==================

       Sales
              3/3/97               ATS                        332,677,454    $           28,000,324    $         2,536,676
              3/3/97               AUD                          3,011,707                 2,337,536                106,464
              3/7/97               AUD                          2,424,335                 1,881,539                 14,520
              4/9/97               AUD                        136,058,330               105,600,312              1,885,768
             7/11/97               AUD                          3,011,707                 2,335,659                   (984)
              3/3/97               BEF                         80,527,213                 2,312,273                242,727
              3/7/97               BEF                      2,914,225,748                83,693,078                (46,547)

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

                                                                                                            Net Unrealized
        Settlement                                                                                           Appreciation
           Date              Deliver/Receive           Units of Currency               Value                (Depreciation)
       --------------   --------------------------    --------------------      --------------------      ------------------
       Sales - continued
             7/11/97               BEF                          8,848,500    $              256,337    $              (896)
              4/9/97               CAD                            954,000                   699,680                 (1,546)
              5/9/97               CAD                            792,863                   582,682                  9,360
              3/3/97               CHF                          2,866,174                 1,943,169                272,831
              3/7/97               CHF                          1,868,753                 1,267,329                127,471
             7/11/97               CHF                          4,734,927                 3,256,611                 (7,016)
              3/3/97               DEM                        498,218,745               295,127,059             10,949,947
              3/7/97               DEM                          2,622,824                 1,553,956                138,844
              4/9/97               DEM                         51,340,000                30,479,316                625,750
              5/9/97               DEM                        116,263,679                69,157,107              1,432,404
              3/3/97               DKK                         13,172,527                 2,045,328                233,338
              3/7/97               DKK                         11,743,077                 1,823,653                 67,583
              3/3/97               ESP                        315,513,430                 2,201,001                224,999
              3/7/97               ESP                        803,840,311                 5,607,176                619,367
             7/11/97               ESP                      1,119,353,741                 7,798,273                 23,032
              3/3/97               FIM                          3,655,073                   725,955                 70,045
              3/7/97               FIM                        192,960,118                38,332,077              1,520,353
             7/11/97               FIM                         19,973,671                 4,006,559                 13,097
              3/3/97               FRF                         28,411,999                 4,986,967                480,033
              3/7/97               FRF                          8,055,103                 1,414,106                129,094
              4/9/97               FRF                        734,502,260               129,206,864              7,887,109
              3/3/97               GBP                          8,172,149                13,332,861                375,102
              3/7/97               GBP                          2,415,314                 3,940,377                135,223
             3/10/97               GBP                         14,398,848                23,489,252             (1,070,246)
              4/9/97               GBP                        115,805,144               188,810,676              3,236,387
              3/3/97               HKD                         78,017,583                10,074,585                 11,580
              3/7/97               HKD                          6,173,248                   797,154                    846

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued


----------------------------------------------------------------------------------------------------------------------------

      Forward currency contracts - continued


                                                                                                            Net Unrealized
        Settlement                                                                                           Appreciation
           Date              Deliver/Receive           Units of Currency               Value                (Depreciation)
       --------------   --------------------------    --------------------      --------------------      ------------------
       Sales - continued
              4/9/97               HKD                      1,428,954,700    $          184,513,625    $           219,781
              6/5/97               HKD                        913,202,000               117,893,314                106,686
             7/11/97               HKD                         84,190,831                10,867,199                   (870)
             11/7/97               HKD                        830,535,241               107,153,547                 74,552
              3/3/97               IEP                         15,039,411                23,816,412                 89,287
              3/7/97               IEP                         17,703,251                28,033,919              1,120,067
              3/3/97               ITL                     15,222,762,000                 9,007,551                559,197
              3/7/97               ITL                        964,708,870                   570,737                 57,063
              5/9/97               ITL                      8,304,765,650                 4,896,418                220,183
              3/3/97               JPY                      7,196,683,325                59,629,491              2,117,081
              3/7/97               JPY                     19,548,771,569               162,042,397              5,417,382
              5/9/97               JPY                      4,155,999,995                34,780,571                968,429
             6/13/97               JPY                      7,995,990,800                67,246,507             (1,218,507)
             7/11/97               JPY                     11,862,575,758               100,181,366             (1,148,900)
              3/3/97               MYR                            266,396                   107,288                 (2,288)
              3/7/97               MYR                          1,488,530                   599,411                (12,011)
              5/9/97               MYR                          4,050,880                 1,627,232                 (5,777)
              3/3/97               NLG                            343,140                   180,714                 19,286
              3/7/97               NLG                        153,784,918                81,005,758              9,684,747
              4/9/97               NLG                        158,768,084                83,815,360              3,906,627
              5/9/97               NLG                          9,547,258                 5,050,342                215,658
              3/3/97               NOK                        192,774,186                28,607,666              1,886,456
              3/7/97               NOK                            703,365                   104,397                  5,003
              4/9/97               NOK                        188,862,200                28,086,480              1,096,030
              3/3/97               NZD                         33,961,701                23,493,007                (75,771)
              4/9/97               NZD                         33,789,410                23,322,464                499,070
              5/9/97               NZD                         11,902,230                 8,199,565                139,435


                                                                                                                        49

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

      Forward currency contracts - continued

                                                                                                            Net Unrealized
        Settlement                                                                                           Appreciation
           Date             Deliver/Receive             Units of Currency             Value                 (Depreciation)
       --------------   --------------------------    --------------------      --------------------      ------------------
       Sales - continued
              3/3/97               SEK                        126,757,784    $           16,905,433    $          1,832,131
              3/7/97               SEK                          3,770,917                   502,969                  46,231
              4/9/97               SEK                         38,030,000                 5,080,557                 435,834
              5/9/97               SEK                        967,793,711               129,438,522               3,806,121
             7/11/97               SEK                        130,528,701                17,503,097                 169,991
              3/3/97               SGD                            294,788                   206,724                   2,926
              3/7/97               SGD                            445,731                   312,570                   6,631
                                                                                                          ------------------
                                                                                                       $         64,480,476
                                                                                                          ==================



Currency Abbreviations

ATS        Austrian Schilling                  HKD        Hong Kong Dollar
AUD        Australian Dollar                   IEP        Irish Pound
BEF        Belgian Franc                       ITL        Italian Lira
CAD        Canadian Dollar                     JPY        Japanese Yen
CHF        Swiss Franc                         MYR        Malaysian Ringgit
DEM        German Mark                         NLG        Netherlands Guilder
DKK        Danish Krona                        NOK        Norwegian Kroner
ESP        Spanish Peseta                      NZD        New Zealand Dollar
FIM        Finnish Markka                      SEK        Swedish Krona
FRF        French Franc                        SGD        Singapore Dollar
GBP        British Pound

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

Futures contracts

                                                                                                           Net Unrealized
       Number of                                                                                            Appreciation
       Contracts        Type                      Expiration Date            Contract Value                (Depreciation)
    -----------------   ---------------------  ----------------------     ---------------------        ---------------------
    Buys
         1,332          MIB30                       March 1997          $          136,699,456       $          12,297,679
         1,636          OMX                         March 1997                      44,805,031                    (949,624)
           860          TOPIX                       March 1997                      99,332,173                     871,024
         1,969          TSE 35                      March 1997                     234,928,824                  11,713,449
                                                                                                       ---------------------
                                                                                                     $          23,932,528
                                                                                                       =====================

    Sales
           226          DAX                         March 1997          $           43,655,136       $          (5,542,402)
           157          FT-SE 100                   March 1997                      27,439,626                  (1,525,174)
         1,926          Hang Seng                   March 1997                     165,018,208                   2,360,179
           198          IBEX                        March 1997                       7,294,301                     353,135
         3,986          All Ords                    March 1997                     187,724,506                  (3,872,344)
         1,882          CAC 40                      March 1997                     173,358,187                 (18,962,293)
                                                                                                       ---------------------
                                                                                                     $         (27,188,899)
                                                                                                       =====================


At February 28, 1997 the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

   Swap agreements

           Notional            Expiration                                                                    Unrealized
            Amount                Date                           Description                                Appreciation
   ------------------------- --------------- ----------------------------------------------------         -----------------
        CHF  144,196,000         08/06/97     Agreement with Swiss Bank Corporation dated August
                                              6, 1996 to pay the notional amount multiplied by 6
                                              month LIBOR adjusted by a specified spread and to
                                              receive (pay) the notional amount multiplied by
                                              the return on the Swiss Market Index (including
                                              dividends).

                                                                                                        $      22,592,200
                                                                                                          =================

GMO International Core Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (Unaudited)

--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 69.80% of distributions as net capital gain dividends.

GMO International Core Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO International Core Fund returned 6.7% for the fiscal year ended February 28, 1997 as compared to 3.2% for EAFE and 7.7% for the GMO EAFE-Lite Index. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period.

Effect of country weights (local currency terms)

With the exception of Japan and Singapore, the majority of the EAFE countries experienced strong performance during the year. The Japanese market declined by -8.8% in local terms, while EAFE ex-Japan rose by 25.6%. These returns were depressed somewhat for U.S. investors as a result of the dollar's rally during the period, 7.6% versus an EAFE-Lite basket of currencies.

Relative to the GMO EAFE-Lite Index, the impact of the Fund's country weights negatively impacted performance for the year, in spite of a modest underweight in Japan. The primary influence was the Fund's underweighting of the Netherlands, an expensive market which strongly outperformed the index during the year. Additionally, underweightings in France and Germany and an overweighting in Singapore contributed negatively as well. These results were partially offset by the positive impact of the Fund's underweighting of Japan and overweighting of Canada, Italy and Spain.

Relative to EAFE, country selection added value, primarily due to the Fund's underweight in Japan.

Effect of currency weights

The effect of the Fund's currency weights added value to the account's relative performance, primarily from underweighting the yen, Swiss franc and Dutch guilder. The Fund also benefited from an overweight position in the pound sterling, which was the strongest performing currency for the year. The Fund was modestly hedged back to the U.S. dollar during the year, which added value as well.

Effect of stock selection

Stock selection contributed negatively to the Fund's performance for the year. Growth stocks led the strong performance in many of the developed international markets, while value-based investing lagged. International small capitalization stocks outperformed modestly, following on very weak performance in 1995.

Portfolio structure and outlook

Country selection. We modestly favor Canada, Italy, Singapore and Spain and are underweight in Japan and the major European countries (Germany, the U.K., France and Switzerland). We also continue to underweight the Netherlands, which, following its strong run this year, looks even more expensive to us than it has been in the past.

Stock selection. Over time we have gradually broadened the techniques used by the International Core Fund to select stocks. From the simple value screens we began using successfully fifteen years ago, today value includes a proprietary price-to-dividend discount measure. We expect that the use of the dividend discount model, which focuses on value stocks while giving companies credit for financial and operating "quality", will enable the portfolio to be most responsive to opportunities for a value-based strategy in a more competitive investing environment.

We have diversified the techniques used to select stocks in the portfolio to include momentum screens which allow the portfolio to own selected growth stocks with attractive characteristics. As a result, we expect the portfolio to more flexible than it has been previously, weathering those periods when value investing is out of favor. Further, the Fund's stock selection models have been customized to add value on a country basis.

Today the portfolio is positioned to be flexible to style shifts in the international markets. Value remains at the heart of our approach, however, as the staying power of growth and momentum-based techniques tends to be more limited than value investing and reversals tend to be more severe.




The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advise.

Comparison of Change in Value of a $10,000 Investment in GMO International Core Fund Class III shares and the
MSCI EAFE Index
As of February 28, 1997



Average Annual Total Return

                                          Since
               1 Year        5 Year     Inception
Class III                                3/31/87
                6.1%          10.9%       10.5%

Class II                                 9/26/96
                n/a            n/a         3.9%

Class I                                  9/10/96
                n/a            n/a         5.7%


                           [LINE GRAPH APPEARS HERE]

           Date      GMO International Core Fund         MSCI EAFE Index
         03/31/87             9,940                           10,000
         02/29/88             9,923                           10,977
         02/28/89            12,698                           13,264
         02/28/90            14,434                           12,838
         02/28/91            15,533                           12,542
         02/29/92            15,964                           11,611
         02/28/93            16,198                           11,132
         02/28/94            23,006                           15,493
         02/28/95            21,784                           14,805
         02/29/96            25,209                           17,300
         02/28/97            26,903                           17,860

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 60 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class I shares and Class II shares may be different due to higher shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

GMO Japan Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Japan Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Japan Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 17, 1997

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


       Shares         Description                                                                Value ($)
---------------------------------------------------------------------------------------------------------------
                      STOCK AND EQUIVALENTS - 88.5%
                      Automotive - 6.0%
           141,000    Fuji Heavy Industries Ltd                                                         671,762
            56,000    Hino Motors                                                                       337,327
            14,000    Honda Motor Co Ltd                                                                432,679
             4,900    Mabuchi Motor Co                                                                  244,005
           444,000    Mazda Motor Corp *                                                              1,294,954
             7,000    Mitsubishi Motors                                                                  51,330
            22,000    NGK Insulators                                                                    200,514
            23,000    NGK Spark Plug Co                                                                 236,308
           711,000    Nissan Motor Co Ltd                                                             4,194,482
            20,000    Suzuki Motor Corp                                                                 187,257
           189,000    Toyota Motor Corp                                                               4,838,926
            33,000    Yamaha Motor Co                                                                   281,631
            21,000    Yokohama Rubber Co                                                                 86,130
            19,000    Yuasa Corp *                                                                       69,268
                                                                                            --------------------
                                                                                                     13,126,573
                                                                                            --------------------
                      Banking - 6.7%
            25,000    77th Bank                                                                         204,035
            78,000    Asahi Bank Ltd                                                                    571,315
            36,000    Ashikaga Bank Ltd                                                                 120,209
            55,000    Bank of Fukuoka Ltd                                                               288,466
             7,000    Bank of Kyoto Ltd                                                                  30,450
           134,000    Bank of Tokyo-Mitsubishi                                                        2,198,359
            81,000    Bank of Yokohama Ltd                                                              387,919
            19,000    Chiba Bank Ltd                                                                    112,404
            27,000    Chugoku Bank Ltd                                                                  357,942
             7,000    Credit Saison Co                                                                  149,060
           146,000    Daiwa Bank Ltd                                                                    586,710
            70,000    Fuji Bank                                                                         817,798
            37,000    Gunma Bank Ltd                                                                    286,337
            19,000    Hachijuni Bank                                                                    166,874
             1,000    Higo Bank Ltd                                                                       5,634
            53,000    Hiroshima Bank Ltd                                                                214,740
           123,000    Hokkaido Bank Ltd                                                                 166,120
           224,000    Hokkaido Takushoku Bank Ltd                                                       280,255
            16,000    Hokuriku Bank Ltd                                                                  55,017
           149,000    Industrial Bank of Japan                                                        1,777,778
            58,000    Long Term Credit Bank of Japan                                                    209,048
            45,000    Mitsubishi Trust & Banking Corp                                                   495,899
             8,000    Nishi Nippon Bank Ltd                                                              39,904
           281,000    Sakura Bank Ltd                                                                 1,795,103



              See accompanying notes to the financial statements.             1

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997




       Shares      Description                                                                Value ($)
------------------------------------------------------------------------------------------------------------
                   Banking - continued
         35,000    Sanwa Bank Ltd                                                                    403,099
         96,000    Sumitomo Trust & Banking Co Ltd                                                   783,495
         86,000    Tokai Bank Ltd                                                                    695,468
         79,000    Toyo Trust & Banking Co Ltd                                                       564,239
          2,000    Yamaguchi Bank Ltd                                                                 24,526
        218,000    Yasuda Trust and Banking Co Ltd                                                   592,460
                                                                                         --------------------
                                                                                                  14,380,663
                                                                                         --------------------
                   Chemicals - 3.2%
         75,000    Daicel Chemical Industries Ltd                                                    323,142
        119,000    Dainippon Ink & Chemicals Inc                                                     375,665
         39,000    Denki Kagaku Kogyo                                                                 86,925
          1,000    Hitachi Chemical Co                                                                 7,465
         82,000    Ishihara Sangyo Kaisha *                                                          189,560
         55,000    Japan Synthetic Rubber Co Ltd                                                     390,090
         36,000    Kansai Paint Co Ltd                                                               148,844
         35,000    Kureha Chemical Industry Co Ltd                                                   135,140
        167,000    Mitsubishi Gas Chemical Co Inc                                                    611,600
        371,000    Mitsubishi Kasei Corp                                                           1,029,787
         23,000    Mitsubishi Rayon Co Ltd                                                            83,470
         64,000    Mitsui Petrochemical Industries Ltd                                               293,777
         29,000    Nippon Carbon Co Ltd *                                                             80,495
         18,000    Nippon Chemical                                                                   117,972
          1,000    Nippon Shokubai Corp                                                                6,380
          1,000    Nippon Soda Chemical Co Ltd                                                         7,291
        196,000    Sekisui Chemical Co Ltd                                                         2,029,994
          8,000    Shin-Etsu Chemical Co Ltd                                                         154,445
         16,000    Showa Denko                                                                        35,131
        162,000    Teijin Ltd                                                                        644,295
          3,000    Toagosei Chemical Industry Co Ltd                                                  10,589
         24,000    Tokyo Ink Manufacturing Co Ltd                                                     90,877
         18,000    Toray Industries Inc                                                              104,101
                                                                                         --------------------
                                                                                                   6,957,035
                                                                                         --------------------
                   Computers and Office Equipment - 0.3%
         60,000    Casio Computer Co                                                                 462,342
         23,000    NCR Japan Ltd                                                                     178,184
                                                                                         --------------------
                                                                                                     640,526
                                                                                         --------------------
                   Construction - 3.8%
        184,000    Aoki Corp *                                                                       265,275
          2,000    Chudenko Corp                                                                      57,171
          8,700    Daito Trust Construction Co Ltd                                                    85,061
          2,000    Daiwa House Industry Co Ltd                                                        22,206

2             See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


       Shares       Description                                                                Value ($)
-------------------------------------------------------------------------------------------------------------
                    Construction - continued
          90,000    Fujita Corp                                                                       160,328
         103,000    Haseko Corp *                                                                     199,702
          54,000    Hazama-Gumi Ltd                                                                   120,805
          40,000    INAX Corp                                                                         263,485
          35,000    Kajima Corp                                                                       191,399
           3,000    Kandenko Co                                                                        25,354
          93,000    Kawasaki Heavy Industry                                                           385,285
         172,000    Kumagai Gumi Co Ltd                                                               270,776
          46,000    Maeda Corp                                                                        279,377
          33,000    Misawa Homes                                                                      201,243
         197,000    Mitsui Engineering & Shipbuilding *                                               370,528
          18,000    National House Industrial                                                         217,748
          14,000    Nichiei Co Ltd                                                                     26,100
          66,000    Nihon Cement Co Ltd                                                               314,442
          29,000    Obayashi Corp                                                                     179,012
          26,000    Okumura Corp                                                                      137,443
          78,000    Onoda Cement Co Ltd                                                               274,024
          37,000    Penta Ocean Construction                                                          132,132
          18,000    Sankyo Aluminum Industry Co Ltd                                                    59,508
          29,000    Sanwa Shutter Corp                                                                209,769
          32,000    Sato Kogyo Co Ltd                                                                  71,588
         108,000    Sekisui House Ltd                                                               1,002,237
          21,000    Shimizu Corp                                                                      126,672
          17,000    Shokusan Jutaku Sogo Co Ltd *                                                      28,594
         165,000    Sumitomo Heavy Industries Ltd                                                     497,639
          97,000    Sumitomo Osaka Cement Co Ltd                                                      265,225
         121,000    Taisei Corp                                                                       521,336
          15,000    Tekken Corp                                                                        59,284
           1,000    Toa Corp                                                                            4,657
          52,000    Tokyo Construction Co Ltd                                                         114,608
          24,000    Tostem Corp                                                                       556,798
          41,000    Toto Ltd                                                                          417,847
           5,000    Toyo Exterior Co Ltd                                                               68,357
           5,000    Yokogawa Bridge Corp                                                               42,257
                                                                                            --------------------
                                                                                                    8,225,272
                                                                                            --------------------

                    Consumer Goods - 8.3%
          66,000    Ajinomoto Co Inc                                                                  596,073
          34,000    Citizen Watch Co                                                                  242,274
          31,000    Ezaki Glico Co Ltd                                                                256,856
         119,000    Fuji Photo Film Co Ltd                                                          3,983,429
          21,000    Hitachi Maxell Ltd                                                                421,079
         115,000    Kao Corp                                                                        1,257,768
         106,000    Konica Corp                                                                       637,634

              See accompanying notes to the financial statements.              3

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares      Description                                                                  Value ($)
---------------------------------------------------------------------------------------------------------------
                      Consumer Goods - continued
            67,000    Minolta Co Ltd                                                                    413,580
            52,000    Nikon Corp                                                                        762,615
             3,700    Nintendo Co Ltd                                                                   260,892
           124,000    Olympus Optical Co Ltd                                                          1,037,700
           332,000    Sanyo Electric Co Ltd                                                           1,383,677
            62,000    Sony Corp                                                                       4,474,439
           145,000    Victor Co of Japan Ltd                                                          1,381,639
            27,000    Yakult Honsha Co Ltd                                                              272,931
            42,000    Yamaha Corp                                                                       800,398
                                                                                            --------------------
                                                                                                     18,182,984
                                                                                            --------------------
                      Electric - 4.7%
            19,000    Alps Electric Co Ltd                                                              201,508
            75,000    Fuji Electric Co                                                                  309,471
           137,000    Furukawa Electric Co Ltd                                                          636,813
             4,000    Hirose Electric                                                                   224,045
             8,000    Hitachi Cable Ltd                                                                  54,089
            10,000    Kokusai Electric                                                                  154,942
            17,000    Kyushu Matsushita Electric                                                        185,931
           221,000    Matsushita Electric Industrial Co Ltd                                           3,405,916
           122,000    Matsushita Electric Works Ltd                                                   1,071,506
           477,000    Mitsubishi Electric Corp                                                        2,679,642
             5,000    Mitsumi Electric Co Ltd                                                            93,214
            64,000    Oki Electric Industry                                                             337,261
            52,000    Showa Electric Wire & Cable                                                       174,928
            47,000    Stanley Electric Co Ltd                                                           239,108
            85,000    Tokyo Electric Co Ltd *                                                           309,885
            27,000    Yokogawa Electric Corp                                                            206,935
                                                                                            --------------------
                                                                                                     10,285,194
                                                                                            --------------------
                      Electronics - 3.1%
             9,000    Advantest Corp                                                                    508,576
            15,000    Anritsu Corp                                                                      171,514
            37,100    Fanuc Co                                                                        1,152,747
             1,000    Hosiden Corp *                                                                      6,885
            10,000    Japan Aviation Electronics                                                         58,497
             7,000    Jeol                                                                               41,412
            58,000    Kenwood Corp                                                                      247,494
            20,000    Kyocera Corp                                                                    1,184,854
             9,000    Matsushita Kotubuki                                                               257,271
            10,000    Nichicon Corp                                                                     115,171
            33,000    Tokyo Electron                                                                  1,153,865
           338,000    Toshiba Corp                                                                    1,904,383
             6,000    Uniden Corp                                                                        64,628
                                                                                            --------------------
                                                                                                      6,867,297
                                                                                            --------------------


4             See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



       Shares       Description                                                                Value ($)
-------------------------------------------------------------------------------------------------------------
                    Financial Services - 1.9%
          72,000    Kankaku Securities Co Ltd *                                                       141,984
          46,000    Mitsui Trust & Banking Co Ltd                                                     284,332
           6,000    New Japan Securities Co Ltd *                                                      18,444
          35,000    Nippon Shinpan Co Ltd                                                             147,900
         206,000    Nomura Securities Co Ltd                                                        2,748,032
          41,000    Orient Corp                                                                       183,105
           1,000    Orix Corp                                                                          42,257
           4,000    Sanyo Securities Co Ltd *                                                           8,982
         160,000    Yamaichi Securities Co Ltd                                                        554,147
                                                                                          --------------------
                                                                                                    4,129,183
                                                                                          --------------------
                    Food and Beverage - 2.4%
          99,000    Asahi Breweries Ltd                                                               959,732
           3,300    Denny's Japan Co Ltd                                                               84,763
          14,000    Katokichi Co Ltd                                                                  225,023
         200,000    Kirin Brewery Co Ltd                                                            1,706,852
          23,000    Mercian Corp                                                                      131,875
          35,000    Nippon Meat Packers Inc                                                           350,899
          83,000    Nippon Suisan Kaisha Ltd *                                                        220,756
          11,000    Nissin Food Products Co Ltd                                                       210,539
          26,700    Q.P. Corp                                                                         201,317
          59,000    Sapporo Breweries Ltd                                                             436,548
          48,000    Snow Brand Milk Products Co Ltd                                                   233,458
          37,000    Takara Shuzo Co Ltd                                                               223,183
          23,000    Yamazaki Baking Co Ltd                                                            344,933
                                                                                          --------------------
                                                                                                    5,329,878
                                                                                          --------------------
                    Health Care - 3.8%
          46,000    Daiichi Seiyaku Co Ltd                                                            750,849
          61,000    Eisai Co Ltd                                                                    1,142,265
          22,000    Green Cross Corp                                                                   91,143
          25,000    Hoya Corp                                                                       1,064,711
          60,000    Kyowa Hakko Kogyo Co Ltd                                                          398,210
          69,000    Lion Corp                                                                         288,715
         106,000    Sankyo Co Ltd                                                                   2,951,032
          50,000    Shionogi and Co Ltd                                                               311,128
          96,000    Shiseido Co Ltd                                                                 1,121,551
           9,000    Unicharm Corp                                                                     231,171
                                                                                          --------------------
                                                                                                    8,350,775
                                                                                          --------------------
                    Insurance - 0.1%
           2,000    Chiyoda Fire & Marine Insurance Co Ltd                                              8,451
          21,000    Dai Tokyo Fire & Marine Insurance Co Ltd                                          106,140
          22,000    Nichido Fire & Marine Insurance Co Ltd                                            122,496
           8,000    Sumitomo Marine & Fire Insurance Co Ltd                                            46,267
                                                                                            ------------------
                                                                                                      283,354
                                                                                            ------------------

              See accompanying notes to the financial statements.              5

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



       Shares      Description                                                                Value ($)
------------------------------------------------------------------------------------------------------------
                   Leisure - 0.3%
         37,000    Tokyo Dome Corp                                                                   508,907
         49,000    Tokyotokeiba Co Ltd                                                               133,980
                                                                                         --------------------
                                                                                                     642,887
                                                                                         --------------------
                   Machinery - 3.2%
         10,000    Aida Engineering Ltd                                                               65,291
         33,000    Aisin Seiki Co Ltd                                                                462,093
        144,000    Amada Co Ltd                                                                    1,051,156
         10,000    Amano Corp                                                                        100,257
         19,000    Daifuku Ltd                                                                       223,548
         20,000    Daikin Industries Ltd                                                             156,765
         30,000    Ebara Corp                                                                        377,827
         26,000    Furukawa Co Ltd                                                                    86,171
         81,000    Komatsu Ltd                                                                       604,027
          8,000    Komori Corp                                                                       167,040
         27,000    Koyo Seiko Co Ltd                                                                 200,671
        148,000    Kubota Corp                                                                       673,229
          3,000    Kurita Water Industries Ltd                                                        63,386
         15,000    Makino Milling Machine Co Ltd                                                     105,270
         34,000    Minebea Co Ltd                                                                    281,150
         10,000    Mori Seiki Co Ltd                                                                 134,228
         28,000    NHK Spring Co Ltd                                                                  99,760
         34,000    Niigata Engineering Co Ltd *                                                       66,484
          8,000    Nippon Piston Ring Co Ltd                                                          24,128
        178,000    NSK Ltd                                                                         1,020,598
         42,000    Okuma Corp                                                                        347,999
          3,000    Sanden Corp                                                                        24,111
         88,000    The Japan Steel Works Ltd *                                                       185,202
          8,000    Toshiba Tungaloy Co Ltd                                                            35,794
         15,000    Toyo Kanetsu (KK)                                                                  43,873
         17,000    Toyoda Automatic Loom Works                                                       294,391
          3,000    Tsubakimoto Chain                                                                  15,635
          9,000    Tsugami Corp                                                                       21,477
                                                                                         --------------------
                                                                                                   6,931,561
                                                                                         --------------------
                   Manufacturing - 0.2%
         29,000    Iwatani & Co                                                                      105,725
         17,000    Nippon Electric Glass Co                                                          233,822
         61,000    Ube Industries                                                                    170,329
                                                                                         --------------------
                                                                                                     509,876
                                                                                         --------------------
                   Metals and Mining - 2.0%
         29,000    Fujikara Ltd                                                                      227,310
         34,000    Hitachi Metals Ltd                                                                236,639
         33,000    Hitachi Zosen Corp                                                                132,066
         14,000    Japan Metals & Chemicals *                                                         35,728


6             See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997




       Shares       Description                                                                Value ($)
-------------------------------------------------------------------------------------------------------------
                    Metals and Mining - continued
          18,000    Kawasaki Steel                                                                     48,173
         448,000    Mitsubishi Materials Corp                                                       1,662,971
          33,000    Mitsui Mining Co Ltd *                                                             88,044
          48,000    Mitsui Mining & Smelting Co Ltd                                                   184,539
          46,000    Nippon Light Metal                                                                163,510
          70,000    Nippon Sheet Glass Co Ltd                                                         223,299
          24,000    Nitto Denko Corp                                                                  320,159
           7,000    Sumitomo Coal Mining Co Ltd                                                        23,896
          85,000    Sumitomo Metal Mining                                                             588,077
           2,000    Sumitomo Sitix Corp                                                                36,623
           5,000    Toho Zinc Co                                                                       21,336
          19,000    Tokai Carbon Co Ltd                                                                67,222
           4,000    Tokyo Steel Manufacturing Co                                                       44,080
          13,000    Toyo Seikan Kaisha Ltd                                                            304,831
                                                                                          --------------------
                                                                                                    4,408,503
                                                                                          --------------------
                    Oil and Gas - 4.0%
          12,900    Arabian Oil Co Ltd                                                                411,509
         194,000    Cosmo Oil Co Ltd                                                                  755,489
          86,000    General Sekiyu (KK)                                                               520,176
         381,000    Japan Energy Co Ltd                                                               896,545
         170,000    Mitsubishi Oil Co Ltd                                                             707,101
         606,000    Nippon Oil Co Ltd                                                               2,555,754
          98,600    Showa Shell Sekiyu                                                                736,089
         119,000    Teikoku Oil Co Ltd                                                                560,046
         149,000    Toa Nenryo Kogyo (KK)                                                           1,506,173
                                                                                          --------------------
                                                                                                    8,648,882
                                                                                          --------------------
                    Paper and Allied Products - 0.6%
          28,000    Daishowa Paper Manufacturing *                                                    112,520
           5,000    Hokuetsu Paper Mills                                                               24,857
          37,000    Mitsubishi Paper Mills Ltd                                                        137,344
         133,000    New Oji Paper Co Ltd                                                              740,542
          15,000    Nippon Paper Industries                                                            70,346
          12,000    Sumitomo Forestry Co Ltd                                                          137,211
                                                                                          --------------------
                                                                                                    1,222,820
                                                                                          --------------------
                    Pharmaceuticals - 4.0%
          41,000    Chugai Pharmaceutical Co Ltd                                                      323,747
          33,000    Dainippon Pharmaceutical Co Ltd                                                   236,242
         117,000    Fujisawa Pharmaceutical Co Ltd                                                  1,017,897
          10,000    Kaken Pharmaceutical Co Ltd                                                        51,620
          11,000    Kissei Pharmaceutical Co Ltd                                                      219,654
          10,000    Mochida Pharmaceutical Co Ltd                                                      83,685


              See accompanying notes to the financial statements.              7

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



       Shares        Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------------
                     Pharmaceuticals - continued
           25,000    Nippon Kayaku Co Ltd                                                              143,135
            8,000    Ono Pharmaceutical Co Ltd                                                         257,188
           60,000    Taisho Pharmaceutical Co Ltd                                                    1,382,053
          154,000    Takeda Chemical Industries Ltd                                                  3,087,911
           54,000    Terumo Corp                                                                       787,472
            7,000    Tsumura and Co                                                                     43,500
           49,000    Yamanouchi Pharmaceutical Co Ltd                                                1,023,117
           16,000    Yoshitomi Pharmaceutical Industries Ltd                                           108,973
                                                                                           --------------------
                                                                                                     8,766,194
                                                                                           --------------------


                     Primary Processing - 0.4%
           18,000    Daido Steel Co Ltd                                                                 54,586
           51,000    Nippon Yakin Kogyo Co Ltd                                                         114,939
           62,000    Nisshin Steel Co Ltd                                                              147,949
          246,000    Sumitomo Metal Industries Ltd                                                     587,025
                                                                                           --------------------
                                                                                                       904,499
                                                                                           --------------------
                     Real Estate - 1.8%
           36,000    Daikyo Inc                                                                        135,720
           14,000    Daiwa Kosho Lease Co Ltd                                                          110,200
           12,000    Heiwa Real Estate Co Ltd                                                           61,646
          160,000    Mitsubishi Real Estate Co Ltd                                                   1,882,509
           99,000    Mitsui Fudosan Co Ltd                                                           1,074,571
           49,000    Sumitomo Realty and Development Co Ltd                                            343,881
           43,000    Tokyo Tatemono Co Ltd                                                             187,049
           56,000    Tokyo Land Corp *                                                                 192,559
                                                                                           --------------------
                                                                                                     3,988,135
                                                                                           --------------------
                     Retail Trade - 3.0%
            5,000    Aoki International                                                                 91,143
            9,000    Aoyama Trading                                                                    225,951
            5,940    Familymart                                                                        228,367
           25,000    Hankyu Department Stores Inc                                                      223,714
           46,000    Isetan Co Ltd                                                                     503,107
           27,000    Joshin Denki Co Ltd                                                               243,848
           46,000    Jusco Co                                                                        1,303,505
           93,000    Marui Co Ltd                                                                    1,333,085
           19,000    Matsuzakaya Co Ltd                                                                155,539
           34,000    Nagasakiya Co Ltd *                                                                96,909
           75,000    Nichii Co Ltd                                                                     963,212
            8,000    Sanrio Co Ltd *                                                                    50,377
           45,000    Takashimaya Co                                                                    495,899
           41,000    UNY Co Ltd                                                                        723,589
                                                                                            --------------------
                                                                                                      6,638,245
                                                                                            --------------------

8             See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



       Shares        Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------------
                     Services - 6.1%
           41,800    Canon Sales Co Inc                                                                810,440
           22,800    CSK Corp                                                                          542,182
          145,000    Dainippon Printing Co Ltd                                                       2,414,865
           10,000    Hanwa Co Ltd *                                                                     27,094
            4,000    Intec Inc                                                                          47,394
           75,000    Itochu Corp                                                                       369,128
           74,000    Kamigumi Co Ltd                                                                   389,958
            4,000    Kokusai Kogyo Co Ltd                                                               33,143
           47,000    Kokuyo Co Ltd                                                                   1,004,723
            7,000    Konami Co Ltd                                                                     200,679
           13,000    Kyodo Printing Co Ltd                                                              96,619
          173,000    Marubeni Corp                                                                     676,576
           27,000    Mitsubishi Warehouse & Transportation Co Ltd                                      313,199
           21,000    Mitsui-Soko Co Ltd                                                                116,406
          189,000    Nissho Iwai Corp                                                                  712,528
           20,000    Okamoto Industries Inc                                                             82,525
           25,000    Secom Co Ltd                                                                    1,408,567
           25,900    Sega Enterprises                                                                  725,346
           16,000    Seiko Corp                                                                         95,319
          172,000    Sumitomo Corp                                                                   1,292,601
           24,000    Sumitomo Warehouse Co Ltd                                                         122,297
          157,000    Toppan Printing Co Ltd                                                          1,808,186
           15,000    Toshiba Ceramics Co Ltd                                                           116,828
                                                                                           --------------------
                                                                                                    13,406,603
                                                                                           --------------------
                     Technology - 6.2%
           35,000    Dainippon Screen Manufacturing Co Ltd                                             282,459
          260,000    Fujitsu Ltd                                                                     2,563,593
          350,000    Hitachi Ltd                                                                     3,015,991
           17,000    Makita Corp                                                                       233,822
            6,300    Murata Manufacturing Co Ltd                                                       220,805
          182,000    NEC Corp                                                                        2,111,194
           10,000    Omron Corp                                                                        157,428
           25,000    Rohm Co Ltd                                                                     1,791,781
           28,000    Shimazu Corp                                                                      138,736
           56,000    Taiyo Yuden Co Ltd                                                                654,238
           36,000    TDK Corp                                                                        2,410,142
                                                                                           --------------------
                                                                                                    13,580,189
                                                                                           --------------------
                     Telecommunications - 0.7%
           14,000    Gakken Co Ltd                                                                      63,220
            2,000    Nippon Television Network                                                         594,913
            9,000    Nitsuko Corp                                                                       59,881
           58,000    Tokyo Broadcasting System Inc                                                     840,998
                                                                                            --------------------
                                                                                                      1,559,012
                                                                                            --------------------

              See accompanying notes to the financial statements.              9

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997




       Shares       Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------------
                    Textiles - 1.2%
          13,000    Fuji Spinning Co Ltd                                                               45,455
          14,000    Japan Wool Textile                                                                 87,348
          47,000    Kurabo Industries Ltd                                                             117,607
          11,000    Kuraray Co                                                                         91,143
          63,000    Nisshinbo Industries Inc                                                          454,139
          69,000    Onward Kashiyama Co Ltd                                                           846,135
          95,000    Renown Inc *                                                                      188,914
          27,000    Tokyo Style Co Ltd                                                                308,725
          41,000    Tokyu Department Store Co Ltd                                                     137,584
          40,000    Wacoal Corp                                                                       404,342
                                                                                          --------------------
                                                                                                    2,681,392
                                                                                          --------------------
                    Tobacco - 0.6%
             210    Japan Tobacco Inc                                                               1,409,396
                                                                                          --------------------

                    Transportation - 5.6%
             338    East Japan Railway Co                                                           1,439,490
          12,000    Fujita Kanko Inc                                                                  132,240
          32,000    Fukuyama Transporting Co Ltd                                                      221,924
         191,000    Hankyu Corp                                                                       916,306
          54,000    Japan Airport Terminal Co Ltd                                                     550,336
          70,000    Kawasaki Kisen *                                                                  142,680
          91,000    Keihin Electric Express Railway Co Ltd                                            392,833
          74,000    Keio Teito Electric Railway Co Ltd                                                337,228
          29,000    Keisei Electric Railway Co Ltd                                                    168,440
         260,000    Kinki Nippon Railway Co Ltd                                                     1,561,853
          91,000    Nagoya Railroad Co Ltd                                                            336,283
           9,300    Namco Ltd                                                                         262,764
          53,000    Nankai Electric Railway Co Ltd                                                    259,094
         125,000    Nippon Express Co Ltd                                                             804,748
         115,000    Odakyu Electric Railway Co Ltd                                                    591,723
          13,000    Royal Co Ltd                                                                      219,737
          29,000    Seibu Railway Co Ltd                                                            1,239,871
          39,000    Seino Transportation Co Ltd                                                       387,770
          20,000    Skylark Co Ltd                                                                    288,342
          99,000    Tobu Railway Co Ltd                                                               442,953
          28,000    Toei Co Ltd                                                                       174,464
           2,300    Toho Co Ltd                                                                       301,102
         127,000    Tokyu Corp                                                                        594,540
          39,000    Yamato Transport Co Ltd                                                           384,539
                                                                                          --------------------
                                                                                                   12,151,260
                                                                                          --------------------

              See accompanying notes to the financial statements.
10

GMO Japan Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



       Shares       Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------------

                    Utilities - 4.3%
          23,700    Chugoku Electric Power Co Inc                                                     410,415
           7,000    Kokusai Denshin Denwa                                                             417,599
          35,500    Kyushu Electric Power Co Inc                                                      614,757
           1,056    Nippon Telegraph & Telephone                                                    7,515,983
          26,400    Tohoku Electric Power Co Inc                                                      452,796
                                                                                          --------------------
                                                                                                    9,411,550
                                                                                          --------------------

                    TOTAL STOCK AND EQUIVALENTS (Cost $240,801,673)                               193,619,738
                                                                                          --------------------
    Par Value($)/   SHORT-TERM INVESTMENTS - 19.1%
       Shares       Cash Equivalents - 17.7%
 $         600,000  Republic Bank of New York Time Deposit, 5.34% due 3/3/97                          600,000
        38,170,377  The Boston Global Investment Trust (b)                                         38,170,377
                                                                                          --------------------
                                                                                                   38,770,377
                                                                                          --------------------
                    U.S. Government - 1.4%
 $       3,200,000  U.S. Treasury Bill, 5.56% due 1/8/98 (a)                                        3,053,761
                                                                                          --------------------


                    TOTAL SHORT-TERM INVESTMENTS (Cost $41,825,839)                                41,824,138
                                                                                          --------------------

                    TOTAL INVESTMENTS - 107.6%
                    (Cost $282,627,512) * *                                                       235,443,876

                    Other Assets and Liabilities (net) -  (7.6%)                                  (16,646,952)
                                                                                          --------------------

                    TOTAL NET ASSETS - 100.0%                                            $        218,796,924
                                                                                          ====================

                    Notes to the Schedule of Investments:

                    (a) This security is held as collateral for open futures contracts.

                    (b) Represents investment of security lending collateral (Note 1).

                    * Non-income producing security. A dividend has not been declared for the year ended February 28, 1997.

                    * * The aggregate identified cost for federal income tax purposes is $282,691,319, resulting in gross unrealized appreciation and depreciation of $5,338,154 and $52,585,597, respectively, and net unrealized depreciation of $47,247,443.


               See accompanying notes to the financial statements.            11

GMO Japan Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
--------------------------------------------------------------------------------

Assets:
   Investments, at value (cost $282,627,512) (Note 1)                          $     235,443,876
   Foreign currency, at value (cost $21,823,465) (Note 1)                             21,192,287
   Cash                                                                                   69,705
   Receivable for Fund shares sold                                                       800,000
   Dividends and interest receivable                                                     116,084
   Receivable for expenses waived or borne by Manager (Note 2)                            82,872
                                                                                -----------------

     Total assets                                                                    257,704,824
                                                                                -----------------

Liabilities:
   Payable upon return of securities loaned (Note 1)                                  38,170,377
   Payable for Fund shares repurchased                                                    20,000
   Payable for variation margin on open futures contracts (Notes 1 and 6)                446,543
   Payable to affiliate for (Note 2):
     Management fee                                                                       59,080
     Shareholder service fee                                                              24,512
   Accrued expenses                                                                      187,388
                                                                                -----------------

     Total liabilities                                                                38,907,900
                                                                                -----------------

Net assets                                                                     $     218,796,924
                                                                                =================

Net assets consist of:
   Paid-in capital                                                             $     267,726,217
   Distributions in excess of net investment income                                     (564,380)
   Accumulated net realized loss                                                        (103,886)
   Net unrealized depreciation                                                       (48,261,027)
                                                                                -----------------

                                                                               $     218,796,924
                                                                                =================

Net assets attributable to Class III Shares                                    $     218,796,924
                                                                                =================

Shares outstanding - Class III                                                        31,179,725
                                                                                =================

Net asset value per share - Class III                                          $            7.02
                                                                               ==================

12            See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1997
--------------------------------------------------------------------------------

Investment income:
  Dividends (net of foreign tax expense of $174,052)                        $     1,126,123
  Interest (including securities lending income of $135,429)                        357,027
                                                                             ---------------
     Total income                                                                 1,483,150
                                                                             ---------------
Expenses:
  Management fee (Note 2)                                                         1,566,406
  Custodian fees                                                                    211,668
  Audit fees                                                                         61,806
  Registration                                                                       43,385
  Transfer agent fees                                                                30,260
  Stamp duties and transfer taxes                                                    13,261
  Legal fees                                                                         10,259
  Trustees fee (Note 2)                                                                 997
  Miscellaneous                                                                       2,264
  Fees waived or borne by Manager (Note 2)                                         (742,507)
                                                                             ---------------
                                                                                  1,197,799
  Shareholder service fee - Class III (Note 2)                                      261,357
                                                                             ---------------
     Net expenses                                                                 1,459,156
                                                                             ---------------
       Net investment income                                                         23,994
                                                                             ---------------
Realized and unrealized gain (loss):
     Net realized gain (loss) on:
       Investments                                                                  871,291
       Closed futures contracts                                                    (834,583)
       Foreign currency and foreign currency related
         transactions                                                            (1,955,083)
                                                                             ---------------
           Net realized loss                                                     (1,918,375)
                                                                             ---------------
     Change in net unrealized appreciation (depreciation) on:
       Investments                                                              (46,198,193)
       Open futures contracts                                                      (111,788)
       Foreign currency and foreign currency related transactions                  (398,960)
                                                                             ---------------
           Net unrealized loss                                                  (46,708,941)
                                                                             ---------------
     Net realized and unrealized loss                                           (48,627,316)
                                                                             ---------------
Net decrease in net assets resulting from operations                        $   (48,603,322)
                                                                             ===============


              See accompanying notes to the financial statements.            13

GMO Japan Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    Year Ended
                                                                      February 28, 1997       February 29, 1996
                                                                     -------------------     -------------------
Increase (decrease) in net assets:
Operations:
  Net investment income (loss)                                      $            23,994     $          (109,844)
  Net realized gain (loss)                                                   (1,918,375)              4,140,734
  Change in net unrealized appreciation (depreciation)                      (46,708,941)              1,050,216
                                                                     -------------------     -------------------

  Net increase (decrease) in net assets resulting from operations           (48,603,322)              5,081,106
                                                                     -------------------     -------------------
Distributions to shareholders from:
  In excess of net investment income - Class III                                (36,409)               -
  Net realized gains - Class III                                                -                   (12,090,051)
                                                                     -------------------     -------------------
                                                                                (36,409)            (12,090,051)
                                                                     -------------------     -------------------

Net share transactions - Class III (Note 5)                                 141,329,696              72,992,741
                                                                     -------------------     -------------------

  Total increase in net assets                                               92,689,965              65,983,796

Net assets:
  Beginning of period                                                       126,106,959              60,123,163
                                                                     -------------------     -------------------
  End of period (including distributions in excess of
    net investment income of $564,380 and
    $189,728, respectively)                                         $       218,796,924     $       126,106,959
                                                                     ===================     ===================






14         See accompanying notes to the financial statements.

GMO Japan Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                     Year Ended February 28/29,
                                                            ----------------------------------------------------------------------
                                                                1997            1996           1995         1994           1993
                                                            ------------    -----------    -----------    ---------     ----------
Net asset value, beginning of period                      $        8.52   $       9.12   $      11.13   $     7.37    $      7.73
                                                            ------------    -----------    -----------    ---------     ----------

Income (loss) from investment operations:
  Net investment income (loss)                                        - (d)      (0.01)(d)          - (d)        -           0.01
  Net realized and unrealized gain (loss)                         (1.50)          0.79          (1.08)        3.94          (0.36)
                                                            ------------    -----------    -----------    ---------     ----------

    Total from investment operations                              (1.50)          0.78          (1.08)        3.94          (0.35)
                                                            ------------    -----------    -----------    ---------     ----------

Less distributions to shareholders:
  From net investment income                                          -              -              -            -          (0.01)
  In excess of net investment income                              (0.00)             -              -        (0.01)             -
  From net realized gains                                             -          (1.38)         (0.93)       (0.17)             -
                                                            ------------    -----------    -----------    ---------     ----------

    Total distributions                                           (0.00)         (1.38)         (0.93)       (0.18)         (0.01)
                                                            ------------    -----------    -----------    ---------     ----------

Net asset value, end of period                            $        7.02   $       8.52   $       9.12   $    11.13    $      7.37
                                                            ============    ===========    ===========    =========     ==========

Total Return (a)                                                 (17.69%)         8.29%        (10.62%)      53.95%         (4.49%)

Ratios/Supplemental Data:

    Net assets, end of period (000's)                     $     218,797   $    126,107   $     60,123   $  450,351    $   306,423
    Net expenses to average
        daily net assets                                           0.70%(e)       0.92%          0.83%        0.87%          0.88%
    Net investment income (loss) to average
        daily net assets                                           0.01%         (0.13%)        (0.02%)      (0.01%)         0.12%
    Portfolio turnover rate                                           4%            23%            60%           8%            17%
    Average broker commission rate per equity share (b)   $      0.0066            N/A            N/A          N/A            N/A
    Fees and expenses voluntarily waived or borne by
        the Manager consisted of the following per
        share amounts:                                    $        0.03      $    0.01      (c)         $     0.01    $      0.01


(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(c) Fees and expenses waived or borne by the Manager were less than $.01 per share.
(d)     Based on average month end shares outstanding.
(e) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .01% of average daily net assets.

              See accompanying notes to the financial statements.             15

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------
1.    Significant accounting policies

      The GMO Japan Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

      The Fund seeks maximum total return through investment in Japanese securities, primarily in common stocks of Japanese companies.

      On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. At February 28, 1997, Class III was the only active class of shares of the Fund.

      The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      Portfolio valuation
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. Those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
      Foreign currency translation
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Futures contracts
      The Fund may purchase and sell Japanese futures contracts. Japanese futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instruments or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the accumulation in commitment value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

      Security lending
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $35,850,851, collateralized by cash in the amount of $38,170,377, which was invested in a short-term instrument.

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      Distributions to shareholders
      The Fund's present policy is to declare and pay distributions from net investment income, if any, semi-annually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions.

      The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

            Undistributed Net Investment Income         Accumulated Net Realized Gain/(Loss)              Paid-in Capital
       --------------------------------------------    --------------------------------------     ------------------------------
                       ($362,237)                                   $1,942,252                            ($1,580,015)

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
      Security transactions and related investment income
      Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      Allocation of operating activity
      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      Purchases and redemptions of Fund shares
      The premium on cash purchases of Fund shares is .40% of the amount invested. In the case of cash redemptions, the fee is .61% of the amount redeemed. Prior to June 1, 1996, the redemption fee was .70% of the amount redeemed. The Manager may waive such premium or fee to the extent that a transaction results in minimal brokerage and transaction costs to the Fund. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997 the Fund received $693,765 in purchase premiums and no redemption fees. There is no premium for reinvested distributions.

      Investment risk
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    Fees and other transactions with affiliates

      GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

      GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including management fee but excluding brokerage

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
      commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .54% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .69%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged. Additionally, effective March 14, 1996, the waiver was adjusted to include custodian fees.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $997. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    Purchases and sales of securities

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1997, aggregated $148,200,376 and $8,265,787, respectively.

4.    Principal shareholders

      At February 28, 1997, 26% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    Share transactions

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

     Class III:                          Year Ended                                 Year Ended
                                     February 28, 1997                           February 29, 1996
                            --------------------------------------    ---------------------------------------
                                  Shares               Amount               Shares                Amount
                            -----------------    -----------------    -----------------     -----------------
     Shares sold                  22,172,884   $      188,630,734            8,808,517    $       79,871,616

     Shares issued to
     shareholders in                                                                              12,090,051
     reinvestment of
     distributions                     3,661               28,076            1,394,470

     Shares repurchased           (5,789,470)         (47,329,114)          (2,001,579)          (18,968,926)
                            -----------------    -----------------    -----------------     -----------------
     Net increase                 16,387,075   $      141,329,696            8,201,408    $       72,992,741
                            =================    =================    =================     =================

GMO Japan Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
6.    Financial instruments

      A summary of outstanding futures contracts purchased at February 28, 1997 is as follows:

         Number of                                                                                             Net Unrealized
         Contracts               Type                   Expiration Date             Contract Value              Depreciation
     ----------------    ---------------------    -------------------------       ------------------          -----------------

           160           TOPIX                            March 1997              $     18,480,404            $     (446,543)

GMO Japan Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions -- (Unaudited)

--------------------------------------------------------------------------------
For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income.

At February 28, 1997, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

              Year of Expiration                          Amount
              ------------------                          ------
                     2005                        $        43,013

The Fund has also elected to defer to March 1, 1997 post-October losses of $561,446.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Japan Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham and Mr. Darnell have been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Berkley has been with GMO and involved in portfolio management for more than nine years.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO Japan Fund's performance outpeformed the MSCI Japan index for the fiscal year ended February 28, 1997, with a total return of -17.7% versus -20.5% for the MSCI Japan index. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period. Value stocks outperformed during the year while small capitalization stocks underperformed, with a resulting mixed impact on performance. During the fiscal year, GMO's stock selection model tended to underweight bank stocks while overweighting exporters such as consumer goods, durable goods and technology. Stocks selected using the Fund's style momentum model, which emphasizes factors which are currently working well in the markets, added significant value as well.



The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLP Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Japan Fund Class III shares and the
MSCI Japan Index
As of February 28, 1997

Average Annual Total Return

                                                                    Since
                                                                  Inception
               1 Year                  5 Year                     06/08/90
Class III      -18.5%                  3.0%                       -1.4%

                           [Line Graph Appears Here]


Date       GMO Japan Fund             MSCI Japan Index
06/08/90          9,960                     10,000
02/28/91          9,582                      9,615
02/29/92          7,816                      7,904
02/28/93          7,465                      7,387
02/28/94         11,492                     10,826
02/28/95         10,271                      9,701
02/29/96         11,136                     10,565
02/28/97          9,110                      8,401

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on
reinvested distributions.   Each performance figure assumes purchase at the
beginning and redemption at the end of the stated period and reflects a transaction fee of 40 bp on the purchase and 61 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Class I shares and Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO International Small Companies Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO International Small Companies Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 17, 1997

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1997


         Shares       Description                                                              Value ($)
-------------------------------------------------------------------------------------------------------------
                  STOCK AND EQUIVALENTS - 92.9%
                  Australia - 2.3%
          99,491  Australian Gas & Light                                                             569,148
         162,835  Burns Philp & Co Ltd                                                               252,785
          91,800  Caltex Australia Ltd                                                               309,960
          89,342  Email Ltd                                                                          282,243
         438,840  Goodman Fielder Ltd                                                                531,379
         101,875  Hardie (James) Industries Ltd                                                      292,579
          25,355  Pacific Magazines and Printing Ltd                                                  63,962
         266,000  Pasminco Ltd                                                                       495,526
          52,800  Publishing & Broadcasting Ltd                                                      264,343
         254,387  QCT Resources Ltd                                                                  351,470
         252,887  Santos Ltd                                                                         910,790
          96,500  Seven Network Ltd                                                                  319,837
         189,800  Southcorp Holdings Ltd                                                             671,792
                                                                                           ------------------
                                                                                                   5,315,814
                                                                                           ------------------
                  Austria - 1.9%
             888  Allgemeine Baugesellschaft AG Preferred 7.00%                                       32,587
             777  Allgemeine Baugesellschaft AG *                                                     69,975
             800  Austrian Airlines *                                                                119,180
          11,700  Bank Austria AG (Participating Certificate)                                        344,662
             700  Bau Holding AG Preferred 2.42% (Non Voting)                                         33,582
           1,150  Brau Union AG                                                                       64,850
             200  BWT AG                                                                              20,957
           2,800  Creditanstalt-Bankverein                                                           172,036
           1,200  Creditanstalt-Bankverein Preferred 1.65%                                            45,945
             100  EA-Generali AG                                                                      27,775
           1,100  EA-Generali AG Preferred 6.00%                                                     114,525
             600  EVN Energie-Versorgung Niederoesterreich AG                                         88,324
           2,300  Flughafen Wien AG                                                                  115,182
           5,500  Jenbacher Werke AG                                                                 159,706
             200  Lenzing AG                                                                           9,629
             300  Leykam-Muerztaler Papier und Zellstoff AG                                            8,358
             800  Miba Holding AG Class B Preferred 1.34%                                             34,744
           7,000  OEMV AG                                                                            824,833
           1,100  Oesterreichische Brau Beteiligungs AG                                               67,586
           3,000  Oesterreichische Elektrizitaetswirtschafts AG                                      217,907
           7,200  Oesterreichische Laenderbank AG                                                    492,678
             700  Oesterreichische Laenderbank AG Preferred (Non Voting)                              24,568
             110  Perlmooser Zementwerke AG                                                            5,694
          18,658  Radex-Heraklith AG                                                                 676,755
             300  RAS Versicherungs AG                                                                37,092
           2,400  Steyr-Daimler-Puch AG *                                                             42,420
           1,942  Strabag Oesterreich AG                                                             112,945
           3,662  Universale Bau AG                                                                  144,862
           1,700  VA Technologie AG (Bearer)                                                         256,419
             200  Wiener Allianz Versicherungs AG                                                     22,725
                                                                                           ------------------
                                                                                                   4,388,501
                                                                                           ------------------

           See accompanying notes to the financial statements.
                                                                               1

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

    Shares            Description                                                              Value ($)
-------------------------------------------------------------------------------------------------------------
                  Canada - 3.7%
           6,000  Abitibi-Price Inc                                                                   98,983
           1,000  Agnico Eagle Mines Ltd                                                              14,302
           2,200  Air Canada Inc *                                                                    11,105
          19,200  Anderson Exploration Ltd *                                                         228,254
           5,000  Avenor Inc                                                                          86,144
           1,400  BCE Mobile Communications *                                                         44,553
             700  Bombardier Inc Class A                                                              13,392
           2,800  Brascan Ltd Class A (Convertible)                                                   67,086
          10,600  CAE Industries Inc                                                                  88,404
           1,400  Cambior Inc                                                                         22,430
          18,900  Cameco Corp                                                                        704,481
           6,600  Canadian Airlines Corp *                                                             7,098
           3,100  Canadian Marconi Co                                                                 39,348
          38,300  Canadian Tire Ltd Class A                                                          697,688
           1,200  Canfor Corp                                                                         12,730
           3,400  CCL Industries Class B                                                              39,549
          21,900  Cominco Ltd                                                                        624,845
           9,600  Corel Corp *                                                                        62,506
           3,100  Co-Steel Inc                                                                        51,028
           2,000  Cott Corp *                                                                         19,680
           9,200  Dofasco Inc                                                                        166,581
          18,100  Dominion Textile Inc                                                                84,747
          24,400  Domtar Inc                                                                         222,240
           6,700  Donohue Inc Class A                                                                128,912
          16,200  Echo Bay Mines Ltd *                                                               125,627
           8,600  Elan Energy Inc *                                                                   69,208
             400  Extendicare (Voting Shares) *                                                        5,384
           5,700  Fletcher Challenge Canada Class A                                                   94,659
          13,000  Gulf Canada Resources Ltd *                                                         91,301
           6,400  Hudsons Bay Co                                                                     128,056
             100  Inco Ltd Class VBN Shares                                                            2,411
          13,000  Inmet Mining Ltd *                                                                  87,497
          13,900  Inter-City Products Corp *                                                          58,980
           5,500  International Forest Products A *                                                   40,237
           6,000  IPL Energy Inc                                                                     175,360
           9,400  Ipsco Inc                                                                          271,637
           1,100  Laidlaw Inc Class A                                                                 15,089
          13,200  Macmillan Bloedel Ltd                                                              182,515
          25,500  Methanex Corp *                                                                    249,982
          10,100  Mitel Corp *                                                                        56,895
          15,300  Molson Co Ltd, Class A                                                             266,398
           2,900  Molson Co Ltd, Class B                                                              50,918
          12,000  Moore Corporation Ltd                                                              265,125
             800  Noma Industries Ltd Class A                                                          2,429
          11,300  Noranda Forest Inc                                                                  78,535
           8,500  Noranda Inc                                                                        204,898
           1,700  Norcen Energy Resource                                                              36,378
          30,100  Nova Scotia Power Inc                                                              311,592

2             See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares            Description                                                              Value ($)
-------------------------------------------------------------------------------------------------------------
                  Canada - continued
             300  Numac Energy Inc *                                                                   1,372
          15,800  Oshawa Group Ltd Class A                                                           236,382
           1,100  Pegasus Gold Inc *                                                                   9,456
          10,600  Power Corp of Canada Ltd                                                           224,888
           9,600  Provigo Inc *                                                                       39,681
           4,900  Quebecor Inc Class B                                                                89,977
           7,600  Ranger Oil Ltd                                                                      68,666
           5,900  Repap Enterprises Inc *                                                             10,446
           1,200  Rio Algom Ltd                                                                       30,507
           2,000  Rogers Cantel Mobile Communications Class B *                                       33,653
          12,800  Rogers Communications Inc Class B *                                                 87,556
           6,500  Royal Oak Mines *                                                                   22,350
          10,200  Sears Canada Inc                                                                    98,127
          10,700  Semi-Tech Class A                                                                   21,527
           4,880  Slocan Forest Products Ltd                                                          52,481
           1,400  Southam Inc                                                                         21,611
             700  Spar Aerospace Ltd                                                                   7,707
           5,100  Stelco Inc Class A *                                                                27,983
           6,200  Suncor Inc                                                                         276,231
           2,100  Teck Corp Class B                                                                   51,313
             100  Tele Metropole Inc Class B *                                                         1,353
          12,400  Telus Corp                                                                         187,783
           1,000  Torstar Corp Class B                                                                26,776
           6,600  Total Petroleum North America                                                       67,598
          17,700  Transalta Corp                                                                     210,421
          25,600  TVX Gold Inc *                                                                     227,551
           1,600  United Dominion Inds Ltd                                                            43,251
          11,400  Westcoast Energy Inc                                                               207,250
             700  Weston George Ltd                                                                   38,357
                                                                                           ------------------
                                                                                                   8,829,451
                                                                                           ------------------
                  Denmark - 0.0%
             800  Hafnia Holdings Class A (b) *                                                            1
                                                                                           ------------------

                  Finland - 3.2%
          11,900  Amer Group Class A                                                                 249,350
          25,000  Cultor OY Class 1                                                                1,514,429
          79,000  Kesko OY                                                                         1,153,250
          63,700  Partek OY                                                                        1,053,886
         132,400  Rautaruukki OY                                                                   1,246,452
         125,200  Valmet OY                                                                        2,275,279
                                                                                           ------------------
                                                                                                   7,492,646
                                                                                           ------------------
                  France - 0.4%
             120  Accor SA                                                                            16,513
             300  Bertrand Faure SA                                                                   14,949
             180  BIC SA                                                                              29,193



              See accompanying notes to the financial statements.              3

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

    Shares            Description                                                              Value ($)
-------------------------------------------------------------------------------------------------------------
                  France - continued
              25  Bongrain                                                                             9,689
             360  Bouygues                                                                            34,374
             400  Cap Gemini SA *                                                                     23,955
             750  Casino Guichard-Perrachon                                                           34,227
             190  Castorama Dubois Investment                                                         28,647
             220  CEP Communications SA (Bearer)                                                      18,149
              80  CGIP                                                                                22,818
              70  Clarins                                                                              9,706
             220  Club Mediterranee SA                                                                16,894
              70  Comptoirs Modernes                                                                  34,636
             140  Eridania Beghin-Say SA                                                              22,632
             130  Essilor International                                                               35,687
           7,600  Euro Disney SCA (Bearer) *                                                          13,940
          10,400  Eurotunnel SA Units (Bearer) *                                                      12,869
              15  Fromageries Bel La Vache                                                            11,719
              30  Gaz Et Eaux                                                                         13,269
              30  Guyenne Et Gascogne                                                                 10,321
             250  Havas                                                                               19,746
              70  Hermes International                                                                19,007
             170  Imetal                                                                              24,468
           1,675  Lagardere Groupe                                                                    49,392
             150  Pathe SA                                                                            37,597
             830  Pechiney SA Class A                                                                 35,095
             700  Pernod-Ricard                                                                       38,211
             230  Primagaz                                                                            23,616
              30  Sagem Applic Gen D Electric                                                         16,534
             100  Saint Louis                                                                         26,258
             190  Salomon SA                                                                          13,050
             130  Seb SA                                                                              24,415
           1,030  Seita                                                                               39,412
             220  Sidel (Bearer)                                                                      16,102
              70  Sodexho Alliance                                                                    38,948
             120  Sylea (Bearer)                                                                      11,584
             180  Technip SA (Compagnie Francaise)                                                    18,198
             700  Thomson CSF                                                                         22,177
             280  TV Francaise                                                                        25,949
           3,500  Usinor Sacilor                                                                      54,061
             360  Worms et Compagnie SA                                                               24,011
                                                                                           ------------------
                                                                                                     992,018
                                                                                           ------------------
                  Germany - 2.6%
           2,100  AGIV AG *                                                                           34,706
             200  Ava Allgemeine Handelsgesellschaft der Verbraucher AG *                             54,259
             550  Bayerische Motorenwerke AG                                                         370,098
             250  Berliner Kraft und Licht AG Class A                                                 69,897
           2,400  Bilfinger & Berger                                                                  96,671
             150  Brau und Brunnen *                                                                  12,528
           7,600  Continental AG                                                                     148,110
             300  Degussa                                                                            127,947


4              See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

    Shares            Description                                                              Value ($)
-------------------------------------------------------------------------------------------------------------
                  Germany - continued
             550  Deutsche Babcock & Wilcox *                                                         24,760
             150  Didier-Werke AG                                                                     12,262
             900  Douglas Holdings AG                                                                 31,720
             100  Draegerwerk AG Preferred                                                             1,428
              50  Dyckerhoff AG (Non Voting)                                                          15,845
              50  Dyckerhoff AG                                                                       19,547
           2,000  FAG Kugelfischer                                                                    30,565
             150  Friedrich Grohe AG Preferred (Non Voting)                                           41,583
           1,800  Friedrich Krupp AG                                                                 287,667
             150  GEA AG Preferred 3.13%                                                              51,356
           3,050  Heidelberg Port-Zement                                                             251,125
           1,100  Henkel KGAA Preferred                                                               58,642
             850  Henkel KGAA (Bearer)                                                                43,502
             150  Herlitz AG Preferred                                                                13,905
             100  Herlitz AG                                                                           9,714
           2,450  Hochtief AG                                                                        106,667
             100  Holsten-Brauerei                                                                    19,488
             200  Holzmann (Philipp) *                                                                60,538
             250  Ind-Werke Karl-Aug                                                                  57,680
             450  Karstadt AG                                                                        147,139
             250  Kaufhalle AG *                                                                      25,323
           2,900  Klockner Humboldt Deutz *                                                           14,430
             300  Klockner-Werke AG *                                                                 18,837
           1,450  Kolbenschmidt *                                                                     23,104
              50  Krones Preferred                                                                    17,178
             250  Leirheit AG                                                                          8,293
             550  Linde AG                                                                           358,370
             150  Linotype Hell AG *                                                                  10,662
          14,250  Lufthansa AG                                                                       189,077
             800  MAN AG                                                                             204,478
             300  MAN AG Preferred                                                                    63,885
             250  Metro AG Preferred                                                                  16,364
           1,400  Metro AG                                                                           122,734
             300  Papierwerke Waldhof                                                                 43,360
           1,350  Phoenix AG                                                                          19,752
             750  Preussag AG                                                                        192,587
             150  Reutgerswerke AG *                                                                  21,147
           6,100  Schering AG                                                                        553,199
             300  Schmalbach-Lubeca                                                                   61,486
             200  Strabag Bau AG *                                                                    17,379
             100  TH Goldschmidt AG                                                                   36,726
           1,850  Thyssen AG                                                                         392,427
             100  Varta AG *                                                                          16,586
           1,500  Viag AG                                                                            662,392
             250  Villeroy and Boch AG                                                                33,764
           1,000  Volkswagen AG                                                                      484,540
             550  Volkswagen AG Preferred .79%                                                       209,483
                                                                                           ------------------
                                                                                                   6,016,912
                                                                                           ------------------

           See accompanying notes to the financial statements.
                                                                               5

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares            Description                                                                   Value ($)
-----------------------------------------------------------------------------------------------------------------

                  Hong Kong - 7.4%
       2,856,000  Allied Properties Ltd                                                                   523,698
         102,000  Amoy Properties Ltd                                                                     121,836
         129,000  Asia Financial Holdings                                                                  46,643
         196,000  Asia Standard International Group Ltd                                                    64,540
         102,000  ASM Pacific Technology                                                                   84,956
         250,000  Associated International Hotels                                                         172,714
         256,000  Chinese Estates Holdings Ltd                                                            272,727
         143,000  Cross Harbour Tunnel Co Ltd                                                             312,997
         258,666  Dickson Concept International Ltd                                                       943,610
          11,214  Evergo China Holdings *                                                                   1,752
         118,580  Furama Hotel Enterprises Ltd                                                            199,063
         218,000  Grand Hotel Holdings Ltd Class A                                                         97,824
         270,000  Great Eagle Holdings Ltd                                                              1,012,849
         624,000  Hang Lung Development Co Ltd                                                          1,257,025
         265,000  Henderson Investment Ltd                                                                297,714
         126,300  Hongkong Aircraft Engineering Co Ltd                                                    400,396
         245,000  Hysan Development Co Ltd                                                                858,955
          13,000  IMC Holdings                                                                              6,043
          84,000  Jardine International Motor Holdings Ltd                                                108,471
         113,937  Jardine Strategic Warrants 5/02/98 *                                                     38,739
          22,000  Johnson Electric Holdings Ltd                                                            60,795
         106,800  Kowloon Motor Bus Co Ltd                                                                214,455
         353,000  Kumagai Gumi Hong Kong Ltd                                                              403,416
         283,000  Kwong Sang Hong International Ltd                                                       159,882
         944,400  Lai Sun Development                                                                   1,414,649
         278,000  Lai Sun Garment International Ltd                                                       405,656
         292,000  Liu Chong Hing Investment Ltd                                                           363,869
          80,620  Mandarin Oriental                                                                       109,643
       1,134,000  Mingly Corp                                                                             413,682
         146,000  New Asia Realty & Trust A Shares                                                        530,721
         340,000  Oriental Press Group                                                                    141,593
          12,800  Oriental Press Group Warrants 10/2/98 *                                                     686
         667,000  Pacific Concord Holdings Ltd                                                            239,014
          35,100  Realty Development Corp Ltd Class A                                                     135,296
       3,406,509  Regal Hotels International Ltd                                                        1,011,747
       1,062,000  Ryoden Development                                                                      305,133
          92,000  Semi Tech (Global) Co Ltd                                                               106,921
         132,000  Shell Electric Co Ltd                                                                    86,080
         112,000  Shun Tak Holdings Ltd                                                                    79,545
       1,770,000  South China Morning Post Ltd                                                          1,588,520
          21,595  Stelux Holdings International                                                             4,713
         460,000  Swire Pacific Ltd Class B                                                               626,679
         343,101  Tsim Sha Tsui Properties Ltd                                                          1,052,253
         162,000  Wing On Co                                                                              187,229
          20,000  Wing On International Holdings Ltd                                                       38,481
         163,500  Winsor Properties Holdings Ltd *                                                        302,973
       1,464,000  World Trade Centre Group Ltd                                                            287,355
         637,000  Yizheng Chemical Fibre Co                                                               148,886
                                                                                                  ----------------
                                                                                                       17,242,424
                                                                                                  ----------------

6                 See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares            Description                                                                   Value ($)
-----------------------------------------------------------------------------------------------------------------

                  Italy - 5.8%
         192,300  Alitalia Linee Aeree Italiane Class A *                                                  69,410
         118,000  Alitalia Linee Aeree Italiane Class B Preferred *                                        30,652
          31,400  Ansaldo Transporti SPA *                                                                 32,329
         355,000  Autostrade Concessioni e Costruzioni SPA Class B Preferred 6.39%                        733,107
          36,500  Banca Nazionale dell'Agricoltura SPA Preferred                                           13,693
       1,064,200  Banca Nazionale dell'Agricoltura SPA (Non Convertible)                                  409,308
           3,000  Benetton Group SPA                                                                       34,420
           2,000  Bulgari SPA                                                                              34,201
          75,000  Caffaro SPA                                                                              71,938
          33,500  Cartiere Burgo SPA                                                                      153,624
         200,000  Cementir Cementerie del Tirreno SPA                                                     128,402
         172,900  Cia Italiana del Grandi Alberghi Cigahotels SPA *                                        80,618
          42,100  COFIDE SPA (Non Convertible) *                                                           10,961
         129,600  COFIDE SPA *                                                                             54,447
           9,000  Cogefar Impresit Costruzioni Generali SPA *                                               6,715
         167,500  Comau Finanziaria SPA                                                                   510,429
           5,000  Compart SA *                                                                              2,204
          37,500  Compart SPA *                                                                            18,839
           8,800  Danieli and Co SPA                                                                       64,282
          38,000  Danieli and Co SPA (Non Convertible)                                                    144,805
           5,100  Edison SPA                                                                               28,035
             250  Ericsson SPA                                                                              3,210
          22,000  Falck Acciaierie and Ferriere Lombarde                                                   97,568
         219,000  Fiat SPA Preferred                                                                      368,024
         307,000  Fiat SPA (Non Convertible)                                                              519,538
             700  Fila Holding SPA ADR                                                                     42,088
         439,500  Finmeccanica SPA (Non Convertible) *                                                    174,240
           2,500  Finmeccanica SPA *                                                                        1,111
         102,000  Fornara SPA (b) *                                                                         4,346
         230,000  Gemina SPA (Non Convertible) *                                                          127,793
         517,800  Gemina *                                                                                293,829
          75,833  Gilardini SPA                                                                           101,634
         213,400  Grassetto SPA (b) *                                                                           1
          29,300  IFI Istituto Finanziario Preferred 2.46%                                                359,749
          96,300  IFIL Finanziaria di Partecipazioni SPA                                                  287,760
         108,400  IFIL Finanziaria di Partecipazioni SPA (Non Convertible)                                208,462
         100,400  Industriali Riunite SPA (Non Convertible) *                                              41,111
         170,200  Industriali Riunite SPA *                                                               113,198
             800  Industrie Natuzzi SPA ADR                                                                16,500
          33,500  Italcementi Fabbriche Riunite Cemento SPA                                               181,871
          53,000  Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)                             128,893
         117,400  Italgas SPA                                                                             418,541
             400  Italmobiliare SPA                                                                         6,296
           4,400  Luxottica Group Sponsored ADR                                                           256,300
           4,000  Marzotto and Figli SPA                                                                   30,769
          35,300  Mondadori Editore                                                                       230,808
         165,000  Montedison SPA (Non Convertible) *                                                      111,302
         190,000  Montedison SPA *                                                                        137,160

              See accompanying notes to the financial statements.              7

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares            Description                                                                   Value ($)
-----------------------------------------------------------------------------------------------------------------

                  Italy - continued
         139,433  Montefibre SPA                                                                           85,722
          60,000  Montefibre SPA (Non Convertible)                                                         33,053
          38,000  Olivetti and Co SPA Preferred *                                                          34,852
         166,000  Olivetti and Co SPA (Non Convertible) *                                                  66,498
         463,500  Olivetti and Co SPA *                                                                   170,041
         319,560  Parmalat Finanziaria SPA                                                                439,631
           9,000  Permafin Finanziaria *                                                                    2,663
          74,750  Pirelli and Co                                                                          104,827
          77,000  Pirelli and Co (Non Convertible)                                                         94,541
         110,000  Pirelli SPA                                                                             217,722
          31,000  Pirelli SPA (Non Convertible)                                                            47,876
          16,000  Recordati Industria Chimica e Farmaceutica SPA                                          120,521
          75,500  Recordati Industria Chimica e Farmaceutica SPA (Non Convertible)                        308,254
          30,000  Rinascente per l'Esercizio di Grandi Magazzini SPA                                      150,355
         220,000  Rinascente per l'Esercizio di Grandi Magazzini SPA Preferred 5.59%                      436,095
         140,000  Rinascente per l'Esercizio di Grandi Magazzini SPA (Non Convertible)                    340,888
          19,500  Rinascente Warrants 12/31/99 *                                                            9,519
         167,000  SAFFA SPA *                                                                             401,195
           3,200  SAFILO SPA                                                                               53,207
           7,500  Saipem SPA                                                                               34,238
          13,000  Sasib SPA                                                                                38,462
          22,400  Sasib SPA (Non Convertible)                                                              43,872
          72,500  Seat SPA di Risp *                                                                       16,774
          44,000  Sirti SPA                                                                               272,592
         355,200  SMI (Societa Metallurgica Italy) *                                                      158,264
         115,000  Snia BPD SPA                                                                            114,728
         605,000  Snia BPD SPA (Non Convertible)                                                          451,065
          42,000  Sorin Biomedica SPA                                                                     149,609
          39,000  Stefanel SPA *                                                                           34,962
          72,500  STET di Risp (Non Convertible)                                                          253,536
          45,000  Telecom Italia Mobile SPA (Non Convertible)                                              68,831
         358,800  Telecom Italia SPA di Risp (Non Convertible)                                            721,846
         590,274  Unione Cementi Marchino Emiliane e di Augusta-Casale (Non Convertible)                1,550,779
           1,000  Unione Cementi Marchino Emiliane e di Augusta-Casale                                      6,030
                                                                                                  ----------------
                                                                                                       13,927,569
                                                                                                  ----------------
                  Japan - 16.1%
           3,000  Aida Engineering Ltd                                                                     19,587
           6,000  Aisin Seiki Co Ltd                                                                       84,017
           7,000  Ajinomoto Co Inc                                                                         63,220
          20,000  Alps Electric Co Ltd                                                                    212,114
          20,000  Amada Co Ltd                                                                            145,994
           2,000  Amano Corp                                                                               20,051
           3,000  Anritsu Corp                                                                             34,303
          72,000  Aoki Corp *                                                                             103,803
           2,000  Aoki International                                                                       36,457
           5,000  Aoyama Trading                                                                          125,528
           5,700  Arabian Oil Co Ltd                                                                      181,829
          31,000  Asahi Breweries Ltd                                                                     300,522

8             See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares            Description                                                                   Value ($)
-----------------------------------------------------------------------------------------------------------------

                  Japan - continued
           6,000  Asahi Denka Kogyo                                                                        39,175
           6,000  Asahi Optical Co                                                                         25,106
           1,000  Asatsu Inc                                                                               26,763
           8,000  Asics Corp *                                                                             16,107
          11,000  Atsugi Nylon Industrial                                                                  36,639
           4,000  Bandai Co                                                                                82,525
           3,000  Bank of Kyoto Ltd                                                                        13,050
          19,000  Bank of Yokohama Ltd                                                                     90,993
           6,000  Banyu Pharmaceutical Co Ltd                                                              87,497
           2,000  Best Denki Co Ltd                                                                        21,377
           6,000  Brother Industries Ltd                                                                   25,354
          11,000  Canon Sales Co Inc                                                                      213,274
          13,000  Casio Computer Co                                                                       100,174
          14,000  Chiba Bank Ltd                                                                           82,824
           9,000  Chiyoda Corp *                                                                           47,726
           2,000  Chudenko Corp                                                                            57,171
          23,000  Chugai Pharmaceutical Co Ltd                                                            181,614
           3,000  Chugoku Bank Ltd                                                                         39,771
          23,000  Citizen Watch Co                                                                        163,891
          68,000  Cosmo Oil Co Ltd                                                                        264,811
           6,400  CSK Corp                                                                                152,192
          46,000  Daicel Chemical Industries Ltd                                                          198,194
           8,000  Daido Steel Co Ltd                                                                       24,261
          17,000  Daiichi Seiyaku Co Ltd                                                                  277,488
           7,000  Daikin Industries Ltd                                                                    54,868
          33,000  Dainippon Ink & Chemicals Inc                                                           104,176
           5,000  Dainippon Pharmaceutical Co Ltd                                                          35,794
           4,000  Dainippon Screen Manufacturing Co Ltd                                                    32,281
           3,000  Daio Paper Corp                                                                          25,354
           3,200  Daito Trust Construction Co Ltd                                                          31,287
          23,000  Daiwa Bank Ltd                                                                           92,427
           8,000  Denki Kagaku Kogyo                                                                       17,831
           1,100  Denny's Japan Co Ltd                                                                     28,254
           2,000  Descente Ltd                                                                              9,744
           8,000  Eisai Co Ltd                                                                            149,805
           4,000  Ezaki Glico Co Ltd                                                                       33,143
           4,000  Fuji Electric Co                                                                         16,505
          37,000  Fuji Heavy Industries Ltd                                                               176,278
           8,000  Fujikara Ltd                                                                             62,706
          30,000  Fujisawa Pharmaceutical Co Ltd                                                          260,999
          34,000  Fujita Corp                                                                              60,568
           7,000  Fujita Kanko Inc                                                                         77,140
           3,000  Fujitec Co                                                                               27,591
          60,000  Fujiya Co Ltd *                                                                         198,857
           1,000  Fukuoka City Bank Ltd                                                                     4,980
             178  Fukuoka City Bank Ltd Rights 3/17/97                                                        282
          24,000  Fukuyama Transporting Co Ltd                                                            166,443
          11,000  Furukawa Co Ltd                                                                          36,457


              See accompanying notes to the financial statements.
                                                                               9

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


          Shares            Description                                                     Value ($)
----------------------------------------------------------------------------------------------------------------
                        Japan - continued
                41,000  Furukawa Electric Co Ltd                                                      190,579
                95,000  Gakken Co Ltd                                                                 428,992
                40,000  General Sekiyu (KK)                                                           241,942
                39,000  Godo Shusei Co Ltd                                                            128,610
                30,000  Green Cross Corp                                                              124,285
                 7,000  Gunze Ltd                                                                      31,958
                64,000  Hankyu Corp                                                                   307,035
                 5,000  Hankyu Department Stores Inc                                                   44,743
                26,000  Hanwa Co Ltd *                                                                 70,445
                37,000  Haseko Corp *                                                                  71,738
                19,000  Hazama-Gumi Ltd                                                                42,506
                 1,000  Heiwa Corp                                                                     13,837
                 4,000  Higo Bank Ltd                                                                  22,537
                 8,000  Hiroshima Bank Ltd                                                             32,414
                 8,000  Hitachi Cable Ltd                                                              54,089
                50,600  Hitachi Ltd                                                                   436,026
                22,000  Hitachi Maxell Ltd                                                            441,130
                10,000  Hitachi Metals Ltd                                                             69,600
                 7,000  Hokuetsu Paper Mills                                                           34,800
                 8,000  Hokuriku Bank Ltd                                                              27,508
                 6,000  Honen Corp                                                                     22,869
                 3,000  Hosiden Corp *                                                                 20,656
                 3,000  House Foods Corp                                                               41,760
                 3,000  Hoya Corp                                                                     127,765
                25,000  Hyogo Bank Ltd (b) *                                                                2
                 8,000  INAX Corp                                                                      52,697
                46,000  Intec Inc                                                                     545,033
                 7,000  Isetan Co Ltd                                                                  76,560
                11,000  Ishihara Sangyo Kaisha *                                                       25,429
                13,000  Itoham Foods Inc                                                               67,860
                 7,000  Izumiya Co Ltd                                                                 92,220
                25,000  Japan Airport Terminal Co Ltd                                                 254,785
               119,000  Japan Energy Co Ltd                                                           280,023
                 3,000  Japan Radio Co                                                                 28,834
               119,000  Japan Synthetic Rubber Co Ltd                                                 844,014
                 3,000  Japan Wool Textile                                                             18,717
                11,000  JGC Corp                                                                       62,797
                35,000  Joshin Denki Co Ltd                                                           316,099
                 2,000  Kaken Pharmaceutical Co Ltd                                                    10,324
                23,000  Kamigumi Co Ltd                                                               121,203
                 3,000  Kandenko Co                                                                    25,354
                 7,000  Kaneka Corp                                                                    35,148
                 4,000  Kansai Paint Co Ltd                                                            16,538
                 7,000  Kao Corp                                                                       76,560
                 3,000  Katokichi Co Ltd                                                               48,223
                38,000  Keihin Electric Express Railway Co Ltd                                        164,040
                49,000  Keio Teito Electric Railway Co Ltd                                            223,299
                20,000  Keisei Electric Railway Co Ltd                                                116,165

10             See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


          Shares            Description                                                     Value ($)
----------------------------------------------------------------------------------------------------------------
                        Japan - continued
                 5,000  Kenwood Corp                                                                   21,336
                 7,000  Kikkoman Corp                                                                  37,758
                 9,000  Kinden Corp                                                                   117,077
                 2,000  Kissei Pharmaceutical Co Ltd                                                   39,937
                16,000  Koito Manufacturing Co Ltd                                                    108,045
                59,000  Kokusai Kogyo Co Ltd                                                          488,856
                 5,000  Kokuyo Co Ltd                                                                 106,885
                34,000  Komatsu Ltd                                                                   253,542
                 4,000  Komori Corp                                                                    83,520
                 1,000  Konami Co Ltd                                                                  28,668
                23,000  Konica Corp                                                                   138,354
                58,000  Koyo Seiko Co Ltd                                                             431,071
                44,000  Kumagai Gumi Co Ltd                                                            69,268
               123,000  Kurabo Industries Ltd                                                         307,780
                14,000  Kuraray Co                                                                    116,000
               268,000  Kureha Chemical Industry Co Ltd                                             1,034,783
                 4,000  Kyodo Printing Co Ltd                                                          29,729
                15,000  Kyowa Hakko Kogyo Co Ltd                                                       99,553
                 1,000  Kyudenko Corp                                                                   7,623
                 3,000  Kyushu Matsushita Electric                                                     32,811
                28,000  Lion Corp                                                                     117,160
                 1,900  Mabuchi Motor Co                                                               94,614
                66,000  Maeda Corp                                                                    400,845
                 2,000  Maeda Road Construction                                                        17,069
                61,000  Makino Milling Machine Co Ltd                                                 428,097
                 9,000  Makita Corp                                                                   123,788
                50,000  Marubeni Corp                                                                 195,542
                 3,000  Marudai Food Co Ltd                                                            12,926
                 2,000  Maruichi Steel Tube                                                            31,320
                15,000  Matsushita Electric Works Ltd                                                 131,742
                29,000  Matsushita Refrigeration Co                                                   166,037
                 7,000  Matsuzakaya Co Ltd                                                             57,304
                52,000  Mazda Motor Corp *                                                            151,661
                 7,000  Meiji Seika Kaisha Ltd                                                         33,756
                 9,000  Mercian Corp                                                                   51,603
                 3,000  Misawa Homes                                                                   18,295
                32,000  Mitsubishi Gas Chemical Co Inc                                                117,193
                   200  Mitsubishi Kasei Corp                                                             555
                37,000  Mitsubishi Materials Corp                                                     137,344
                71,000  Mitsubishi Oil Co Ltd                                                         295,319
                10,000  Mitsubishi Paper Mills Ltd                                                     37,120
                20,000  Mitsubishi Rayon Co Ltd                                                        72,583
                 6,000  Mitsubishi Steel Manufacturing *                                               20,631
                25,000  Mitsubishi Trust & Banking Corp                                               275,499
                 8,000  Mitsubishi Warehouse & Transportation Co Ltd                                   92,800
                54,000  Mitsuboshi Belting Ltd                                                        221,477
                13,000  Mitsui Mining Co Ltd *                                                         34,684
                15,000  Mitsui Petrochemical Industries Ltd                                            68,854

              See accompanying notes to the financial statements.             11

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


          Shares            Description                                                     Value ($)
----------------------------------------------------------------------------------------------------------------
                        Japan - continued
                25,000  Mitsui Toatsu Chemicals Inc                                                    67,114
                22,000  Mitsui Trust & Banking Co Ltd                                                 135,985
                 6,000  Mitsui-Soko Co Ltd                                                             33,259
                 3,000  Mizuno Corp                                                                    18,742
                 5,000  Mori Seiki Co Ltd                                                              67,114
                 2,000  MOS Food Services                                                              32,148
                83,000  Nagasakiya Co Ltd *                                                           236,573
                 3,000  Nagase & Co                                                                    19,712
                60,000  Nagoya Railroad Co Ltd                                                        221,725
                 2,000  Namco Ltd                                                                      56,508
                36,000  Nankai Electric Railway Co Ltd                                                175,988
                 3,000  National House Industrial                                                      36,291
                 6,000  NCR Japan Ltd                                                                  46,483
                23,000  NGK Spark Plug Co                                                             236,308
                11,000  NHK Spring Co Ltd                                                              39,191
                 3,000  Nichicon Corp                                                                  34,551
               155,000  Nichiei Co Ltd                                                                288,963
                16,000  Nichii Co Ltd                                                                 205,485
                17,000  Nihon Cement Co Ltd                                                            80,993
                 8,000  Nippon Beet Sugar Manufacturing Co Ltd                                         26,978
               121,000  Nippon Chemi-Con Corp                                                         569,459
                 5,000  Nippon Comsys                                                                  55,100
                 6,000  Nippon Denko Co Ltd                                                            15,411
                 8,000  Nippon Flour Mills Co Ltd                                                      28,834
                 3,000  Nippon Hodo Co                                                                 24,261
                13,000  Nippon Kayaku Co Ltd                                                           74,430
                12,000  Nippon Light Metal                                                             42,655
                 8,000  Nippon Meat Packers Inc                                                        80,205
                12,000  Nippon Metal Industry Co Ltd                                                   33,308
               174,000  Nippon Oil Co Ltd                                                             733,830
                 7,000  Nippon Paint Co                                                                22,968
                13,000  Nippon Piston Ring Co Ltd                                                      39,208
                23,000  Nippon Sheet Glass Co Ltd                                                      73,370
                 7,000  Nippon Shokubai Corp                                                           44,660
                17,000  Nippon Suisan Kaisha Ltd *                                                     45,215
                 9,000  Nippon Synthetic Chemical                                                      30,201
                14,000  Nippon Yakin Kogyo Co Ltd                                                      31,552
                15,000  Nishimatsu Construction                                                       111,857
                50,000  Nissan Fire & Marine Insurance Co Ltd                                         199,271
                 7,000  Nisshin Flour Milling Co Ltd                                                   59,160
                 7,000  Nisshin Oil Mills Ltd                                                          35,206
                28,000  Nisshin Steel Co Ltd                                                           66,816
                 8,000  Nisshinbo Industries Inc                                                       57,668
                66,000  Nissho Iwai Corp                                                              248,819
                 4,000  Nissin Food Products Co Ltd                                                    76,560
                19,000  Nitto Boseki Co Ltd                                                            58,406
                11,000  Nitto Denko Corp                                                              146,740
                35,000  NSK Ltd                                                                       200,679

12              See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


          Shares            Description                                                     Value ($)
----------------------------------------------------------------------------------------------------------------
                        Japan - continued
                13,000  NTN Corp                                                                       63,767
                55,000  Odakyu Electric Railway Co Ltd                                                282,998
                17,000  Okamoto Industries Inc                                                         70,147
                17,000  Oki Electric Industry                                                          89,585
                 8,000  Okumura Corp                                                                   42,290
                16,000  Olympus Optical Co Ltd                                                        133,897
                 3,000  Ono Pharmaceutical Co Ltd                                                      96,445
                25,000  Onoda Cement Co Ltd                                                            87,828
                15,000  Onward Kashiyama Co Ltd                                                       183,942
                12,000  Pioneer Electronics Corp                                                      231,668
                 3,000  Q.P. Corp                                                                      22,620
               265,000  Renown Inc *                                                                  526,970
                 2,000  Rinnai Corp                                                                    36,126
                56,000  Royal Co Ltd                                                                  946,557
                10,000  Ryobi Ltd                                                                      33,640
                 2,000  Ryosan Co                                                                      40,103
                25,000  Sanden Corp                                                                   200,928
                10,000  Sankyo Aluminum Industry Co Ltd                                                33,060
                35,000  Sanrio Co Ltd *                                                               220,399
                11,000  Sanwa Shutter Corp                                                             79,567
               145,000  Sanyo Securities Co Ltd *                                                     325,586
                13,000  Sapporo Breweries Ltd                                                          96,189
                 5,000  Secom Co Ltd                                                                  281,713
                16,000  Seino Transportation Co Ltd                                                   159,085
                11,000  Sekisui Chemical Co Ltd                                                       113,928
                 6,000  Settsu Corp *                                                                  10,191
                 2,000  Shimachu Co                                                                    46,400
                 4,000  Shimano Inc                                                                    68,274
                10,000  Shimadzu Corp                                                                  49,548
                44,000  Shionogi and Co Ltd                                                           273,792
                14,000  Shiseido Co Ltd                                                               163,560
                13,000  Shokusan Jutaku Sogo Co Ltd *                                                  21,866
               134,000  Showa Denko                                                                   294,225
                 8,000  Showa Electric Wire & Cable                                                    26,912
                40,000  Showa Shell Sekiyu                                                            298,616
                 5,000  Skylark Co Ltd                                                                 72,086
                10,000  Snow Brand Milk Products Co Ltd                                                48,637
                17,000  Stanley Electric Co Ltd                                                        86,486
                 3,000  Sumitomo Bakelite Co Ltd                                                       19,662
                 7,000  Sumitomo Coal Mining Co Ltd                                                    23,896
                 3,000  Sumitomo Forestry Co Ltd                                                       34,303
                39,000  Sumitomo Osaka Cement Co Ltd                                                  106,637
                22,000  Sumitomo Trust & Banking Co Ltd                                               179,551
                 9,000  Sumitomo Warehouse Co Ltd                                                      45,861
                 6,000  SXL Corp Ltd                                                                   37,832
                34,000  Taisei Corp                                                                   146,491
                11,000  Taisho Pharmaceutical Co Ltd                                                  253,376
                18,000  Taiyo Yuden Co Ltd                                                            210,291

              See accompanying notes to the financial statements.             13

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

      Shares     Description                                                               Value ($)
-------------------------------------------------------------------------------------------------------
                 Japan - continued
          7,000  Takara Shuzo Co Ltd                                                            42,224
          6,000  Takara Standard Co                                                             44,792
          4,000  Tanabe Seiyaku Co Ltd                                                          29,000
         45,000  Teikoku Oil Co Ltd                                                            211,782
         10,000  Terumo Corp                                                                   145,828
         16,000  The Japan Steel Works Ltd *                                                    33,673
          9,000  Toagosei Chemical Industry Co Ltd                                              31,767
         64,000  Tobu Railway Co Ltd                                                           286,353
         18,000  Toda Corp                                                                     103,356
          7,000  Toei Co Ltd                                                                    43,616
            800  Toho Co Ltd                                                                   104,731
          7,000  Toho Gas Co                                                                    17,052
         13,000  Tokai Carbon Co Ltd                                                            45,994
          7,000  Tokuyama Corp                                                                  35,206
          5,000  Tokyo Broadcasting System Inc                                                  72,500
          9,000  Tokyo Dome Corp                                                               123,788
         90,000  Tokyo Electric Co Ltd *                                                       328,113
         17,000  Tokyo Ink Manufacturing Co Ltd                                                 64,372
         43,000  Tokyo Rope Manufacturing Co Ltd                                               135,388
          8,000  Tokyo Sowa Bank Ltd                                                            28,702
          8,000  Tokyo Steel Manufacturing Co                                                   88,160
          5,000  Tokyo Style Co Ltd                                                             57,171
         13,000  Tokyotokeiba Co Ltd                                                            35,546
        113,000  Tokyu Construction Co Ltd                                                     249,051
         84,000  Tokyu Corp                                                                    393,239
         16,000  Tokyu Department Store Co Ltd                                                  53,691
         35,000  Toppan Printing Co Ltd                                                        403,099
         28,000  Toshiba Tungaloy Co Ltd                                                       125,280
          4,000  Tostem Corp                                                                    92,800
          7,000  Toto Ltd                                                                       71,340
         19,000  Toyo Engineering Corp                                                          83,437
          1,000  Toyo Exterior Co Ltd                                                           13,671
          5,000  Toyo Kanetsu (KK)                                                              14,624
          6,000  Toyo Suisan Kaisha                                                             55,183
         10,000  Toyo Trust & Banking Co Ltd                                                    71,423
          3,000  Tsubakimoto Chain                                                              15,635
          3,000  Tsugami Corp                                                                    7,159
          4,000  Tsumura and Co                                                                 24,857
          1,000  Unicharm Corp                                                                  25,686
          4,000  Uniden Corp                                                                    43,086
          4,000  UNY Co Ltd                                                                     70,594
        193,000  Victor Co of Japan Ltd                                                      1,839,009
         10,000  Wacoal Corp                                                                   101,085
          4,000  Yakult Honsha Co Ltd                                                           40,434
          3,000  Yamaguchi Bank Ltd                                                             36,788
          9,000  Yamaha Corp                                                                   171,514
         10,000  Yamanouchi Pharmaceutical Co Ltd                                              208,799
          5,000  Yamatake Honeywell                                                             72,086

14            See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

      Shares     Description                                                               Value ($)
-------------------------------------------------------------------------------------------------------
                 Japan - continued
         27,000  Yamato Transport Co Ltd                                                       266,219
          6,000  Yamazaki Baking Co Ltd                                                         89,983
         19,000  Yasuda Trust and Banking Co Ltd                                                51,636
          8,000  Yodogawa Steel Works                                                           45,737
          3,000  Yokogawa Bridge Corp                                                           25,354
         19,000  Yokogawa Electric Corp                                                        145,621
         13,000  Yokohama Rubber Co                                                             53,318
          4,000  Yoshitomi Pharmaceutical Industries Ltd                                        27,243
                                                                                        ---------------
                                                                                            38,068,620
                                                                                        ---------------
                 Malaysia - 2.2%
         18,000  Aluminum Co Malaysia                                                           28,852
         87,000  Amalgamated Steel Mills Berhad                                                 77,084
         42,000  Amcol Holdings Ltd (c)                                                         39,762
         28,000  Aokam Perdana Berhad *                                                         60,330
          8,000  Ayer Hitam Tin Dredging *                                                      18,204
        116,000  Berjaya Group                                                                 161,643
         69,000  Berjaya Industrial Berhad                                                     110,600
         67,000  Berjaya Leisure Berhad                                                        187,535
          6,000  Boustead Holdings Berhad                                                       15,820
         14,000  Carlsberg Brew Malaysia                                                       120,660
         18,000  Cement Industries of Malaysia Berhad                                           54,732
         23,000  DMIB Berhad                                                                    27,418
         32,000  Ekran Berhad                                                                  114,700
         37,000  Esso Malaysia Berhad                                                          102,074
         20,000  Golden Plus Holdings                                                           51,551
         41,000  Guinness Anchor Berhad                                                        105,679
         15,000  Hong Leong Industries Berhad                                                   51,349
          4,000  Hume Industries Berhad                                                         25,292
         42,000  IJM Corp Berhad Class A                                                       112,485
         31,000  Innovest Berhad                                                               117,982
         67,000  IOI Corporation Berhad                                                        120,886
          4,000  Jaya Tiasa Holdings Berhad                                                     21,909
         42,000  Johan Holdings Berhad                                                          45,332
         57,000  Kedah Cement Berhad                                                           110,648
         16,000  Kelanamas Industries                                                           33,830
         50,000  Kemayan Corporation Berhad                                                     75,312
         16,000  Kian Joo Can Factory                                                           75,393
         47,000  Kulim Berhad                                                                  114,039
         45,000  Land & General Berhad                                                          91,522
         57,000  Landmark Berhad                                                               102,384
         35,000  Leader Universal Holdings                                                      74,708
         45,000  Malayan Cement Berhad                                                         117,801
        114,000  Malayan United Industries Berhad                                              104,221
         18,000  Malayawata Steel                                                               35,522
         76,000  Malaysian Helicopter Berhad                                                   107,741
         38,000  Malaysian Mosaics                                                              66,114
         19,000  Malaysian Oxygen Berhad                                                       102,537
         29,000  Malaysian Pacific Industries                                                  120,298

              See accompanying notes to the financial statements.             15

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

      Shares     Description                                                               Value ($)
-------------------------------------------------------------------------------------------------------
                 Malaysia - continued
         29,333  Malaysian Plantations Rights 4/9/97 *                                          12,759
         44,000  Malaysian Plantations                                                         103,665
          4,000  Matsushita Electric                                                            39,146
        157,000  MBF Holdings Berhad                                                           104,329
        104,000  Mulpha International                                                          113,089
         23,000  Multi Purpose Holdings                                                         54,652
         24,000  New Straits Times                                                             152,718
         22,000  Oriental Holdings Berhad                                                      198,470
          3,000  OYL Industries Berhad                                                          29,239
        101,000  Pan Malaysia Cement                                                           120,403
         24,000  Perlis Plantations                                                             74,426
         92,000  Pernas International Hotel & Property                                         113,379
         45,000  Petronas Dagangan Berhad                                                      120,520
         28,000  Pilecon Engineering Berhad                                                     50,745
         35,000  PJ Development Holdings                                                        40,455
         73,000  Promet Berhad *                                                                82,614
         36,000  RJ Reynolds Berhad                                                             98,590
         24,000  Sarawak Enterprises Corp                                                       45,816
         33,000  Shell Refinery Co                                                             106,323
         36,000  Sime Darby                                                                     41,606
         23,000  Sistem Television Malaysia                                                     47,241
         24,000  Sungei Way Holdings                                                            69,593
         70,000  Tan Chong Motor Holdings Berhad                                               142,368
         64,000  Time Engineering Berhad                                                       144,342
         16,000  Tractors Malaysia Holdings Berhad                                              33,508
         28,000  UMW Holdings Berhad                                                           147,725
         19,000  Uniphone Telecommunications                                                    26,476
         32,000  Westmont Industries Berhad                                                     65,083
                                                                                        ---------------
                                                                                             5,483,229
                                                                                        ---------------
                 New Zealand - 0.3%
         25,000  Air New Zealand Ltd Class B                                                    65,202
          4,500  Ceramco Corp Ltd                                                                3,767
        658,000  DB Group Ltd                                                                  455,204
         15,510  Fernz Corp Ltd                                                                 50,967
         42,500  Fletcher Challenge Ltd                                                         60,567
         14,500  Independent Newspapers Ltd                                                     68,512
         25,300  Lion Nathan Ltd                                                                62,309
          2,500  Steel and Tube Holdings Ltd                                                    14,614
                                                                                        ---------------
                                                                                               781,142
                                                                                        ---------------
                 Norway - 3.4%
         11,100  Aker AS Class A                                                               283,323
          4,000  Aker AS Class B (Non Voting)                                                   96,756
         13,700  Bergesen D Y AS Class A                                                       284,629
          8,000  Bergesen D Y AS Class B                                                       167,394
        123,700  Den Norske Bank AS Class A                                                    550,708
          5,800  Dyno Industrier AS                                                            137,714
         30,233  Hafslund ASA A Shares                                                         222,084
         11,675  Hafslund ASA B Shares                                                          77,099

16            See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

      Shares     Description                                                               Value ($)
-------------------------------------------------------------------------------------------------------
                 Norway - continued
          1,200  Kvaerner Industrier AS Class B (Non Voting)                                    53,424
         11,900  Leif Hoegh and Co AS                                                          229,573
         64,600  Norsk Hydro AS                                                              3,235,464
         12,430  Norske Skogindustrier AS Class A                                              381,832
          2,780  Norske Skogindustrier AS Class B                                               80,034
         30,233  Nycomed ASA A Shares                                                          471,087
         11,675  Nycomed ASA B Shares                                                          173,256
          6,050  Orkla-Borregaard AS Class A                                                   482,125
          3,100  Orkla-Borregaard AS Class B (Non Voting)                                      228,868
         32,126  SAS Norge ASA Class B                                                         319,420
         35,300  Unitor AS                                                                     455,747
         18,571  Vard AS Class A *                                                              38,583
                                                                                        ---------------
                                                                                             7,969,120
                                                                                        ---------------
                 Singapore - 4.2%
      2,391,000  Chuan Hup Holdings Ltd                                                      1,844,390
         25,200  Fraser and Neave Ltd                                                          226,199
        494,000  Hai Sun Hup Group Ltd                                                         367,209
         16,500  Haw Paw Brothers International Ltd                                             38,415
          1,650  Haw Paw Brothers International Ltd Warrants 7/18/2001 *                         1,597
        145,000  Hotel Properties Ltd                                                          256,241
        122,000  Inchcape Berhad                                                               426,059
        146,483  Jardine Matheson Holdings Ltd                                                 886,222
        805,437  Jardine Strategic Holdings Ltd                                              2,641,833
         24,000  Natsteel Ltd                                                                   58,906
        170,000  Neptune Orient Lines Ltd                                                      146,634
        210,000  Parkway Holdings Ltd                                                          883,590
         97,000  Prima Ltd                                                                     337,391
        223,000  Robinson and Co Ltd                                                           914,832
         34,000  Straits Trading Co Ltd                                                         83,927
        245,000  Times Publishing Ltd                                                          546,353
         46,000  Wearne Brothers Ltd                                                           125,806
                                                                                        ---------------
                                                                                             9,785,604
                                                                                        ---------------
                 Spain - 3.6%
         12,155  Acerinox SA                                                                 1,689,914
         36,403  Asturiana del Zinc SA *                                                       472,338
          9,300  Azucarera de Espana SA                                                        438,563
         27,600  Banco Zaragozano SA                                                           558,354
          1,125  Bodegas Y Bebidas SA                                                           30,882
         15,650  Cristaleria Espanola SA                                                     1,300,255
         22,000  Empresa Nacional de Celulosa SA                                               300,802
         40,400  Ercros SA *                                                                    26,210
        138,100  Espanola de Tubos por Extrusion SA                                            265,892
          3,500  Fabricacion de Automoviles Renault de Espana SA                                67,143
          3,783  Grupo Anaya SA                                                                 79,170
         27,400  Grupo Duro Felguera SA *                                                      278,110
          1,010  Koipe SA                                                                       50,588
        275,820  Sarrio SA                                                                   1,002,457
         55,799  Tableros Defibras Class B                                                     539,111
        167,515  Uralita SA                                                                  1,314,645
                                                                                        ---------------
                                                                                             8,414,434
                                                                                        ---------------

              See accompanying notes to the financial statements.             17

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

      Shares    Description                                                                        Value ($)
----------------------------------------------------------------------------------------------------------------

                Sweden - 5.9%
         4,057  Assi Doman                                                                               105,238
         8,400  Avesta Sheffield AB                                                                       85,142
        37,400  Bilspedition AB Class B *                                                                139,163
        40,700  Celsius Industrier AB Class B                                                            784,352
         1,000  Custos AB Series Class B                                                                  23,139
        11,742  Diligentia AB *                                                                          155,817
         3,800  Electrolux AB Class B                                                                    237,687
        40,700  Enator AB *                                                                            1,036,756
         1,600  Esselte AB Class A                                                                        38,730
         1,600  Esselte AB Class B                                                                        38,837
        21,400  Euroc Industri AB Class A                                                                796,282
           593  Incentive AB Class A                                                                      41,283
           897  Industrivarden AB Class A                                                                 45,101
           952  Industrivarden AB Class C (Bearer)                                                        45,708
         2,100  Kinnevik Investment Class B                                                               59,515
        57,860  Marieberg Tidnings AB Class A                                                          1,605,057
        21,000  Mo Och Domsjo AB Class B                                                                 666,569
         1,200  Perstorp AB Class B                                                                       21,605
         2,200  PLM AB                                                                                    38,877
       117,420  Skandinaviska Enskilda Banken Class A                                                  1,237,137
        12,600  SKF AB Class B                                                                           300,796
         6,200  Ssab Swedish Steel Class A                                                               105,427
         2,000  Ssab Swedish Steel Class B                                                                34,009
       295,400  Stena Line AB Class B                                                                  1,402,521
        14,950  Stora Kopparberg Bergslags Class A                                                       204,368
         7,150  Stora Kopparberg Bergslags Class B                                                        96,788
         3,353  Svedala Industries                                                                        65,735
         5,600  Svenska Cellulosa Class B                                                                124,352
        40,600  Svenska Handelsbanken Class B                                                          1,088,356
         4,400  Svenska Kullagerfabriken AB                                                              103,866
        64,300  Sydkraft AB Class A                                                                    1,457,836
        55,600  Sydkraft AB Class C                                                                    1,082,621
        31,900  Trelleborg AB Class B                                                                    499,893
         2,650  Volvo AB Class A                                                                          65,913
                                                                                               ------------------
                                                                                                      13,834,476
                                                                                               ------------------
                Switzerland - 5.5%
           900  Adia SA (Bearer)                                                                         291,661
           500  Ascom Holding AG (Registered)                                                            100,678
         2,840  Bobst SA (Registered)                                                                  1,771,390
           100  Danzas Holding AG (Registered)                                                           107,119
           350  Elektrowatt AG (Bearer)                                                                  126,000
           500  Hero Lenzburg (Registered)                                                                55,678
         1,050  Hilti AG, Schaan (Participating Certificate)                                             662,034
           550  Holderbank Financiere Glarus AG (Bearer)                                                 409,424
         2,400  Holderbank Financiere Glarus AG (Registered)                                             359,593
         1,160  Kuoni Reisen Holdings AG (Registered)                                                  3,051,390
           830  Magazine zum Globus (Participating Certificate)                                          357,885
           300  Magazine zum Globus (Registered)                                                         146,441

18            See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

      Shares    Description                                                                        Value ($)
----------------------------------------------------------------------------------------------------------------
                Switzerland - continued
           586  Novartis AG (Bearer)                                                                     670,622
           586  Novartis Rights 3/12/97 *                                                                 37,087
         4,260  Saurer Group Holdings (Registered)                                                     2,021,695
           190  Schindler Holding AG (Participating Certificate)                                         212,542
           270  Schindler Holding AG (Registered)                                                        287,390
         1,216  Sika Finanz AG (Bearer)                                                                  301,733
         3,300  SMH AG (Registered)                                                                      434,593
           250  Societe Generale de Surveillance Holdings Ltd (Bearer)                                   567,797
           750  Societe Generale de Surveillance Holdings Ltd (Registered)                               312,712
           175  Sulzer Gebrueder AG (Registered)                                                         109,153
           950  Swiss Bank Corp (Registered)                                                             180,339
         2,150  Swissair AG (Participating Certificate) *                                                348,373
            90  Union Bank of Switzerland (Registered)                                                    16,414
                                                                                               ------------------
                                                                                                      12,939,743
                                                                                               ------------------
                United Kingdom - 24.4%
       119,600  Allied Colloids                                                                          250,739
        96,926  Amstrad Plc                                                                              302,037
        63,280  Argos Plc                                                                                708,235
     1,187,000  ASDA Group                                                                             2,168,981
        66,900  Ashley (Laura) Holdings                                                                  171,907
         5,400  Associated British Foods                                                                  42,817
        80,900  Astec (BSR)                                                                              190,063
        43,990  Barratt Development                                                                      199,161
        22,060  Bass                                                                                     307,722
       131,592  BAT Industries                                                                         1,152,898
        63,500  Beazer Holmes Plc                                                                        207,201
       121,863  Berisford International                                                                  272,383
       165,000  Blue Circle Industries                                                                 1,072,752
        28,620  Boots Co                                                                                 317,049
       276,232  British Aerospace                                                                      5,747,201
       102,135  Bunzl Co                                                                                 350,763
       595,125  Burton Group                                                                           1,519,531
        26,375  Carlton Communications                                                                   224,621
        27,760  Charter Plc (Registered)                                                                 334,243
        55,848  Cobham Group Plc                                                                         534,395
        72,500  Compass Group                                                                            870,568
        89,502  Costain Group (c)                                                                         65,710
        41,081  Dawson International                                                                      46,246
       140,902  Dixons Group                                                                           1,229,867
       136,959  English China Clays Plc                                                                  478,180
         6,200  First Leisure Plc                                                                         37,932
        36,683  Glaxo Wellcome Plc                                                                       621,824
        77,177  Grand Metropolitan                                                                       572,910
        96,020  Greenalls Group Plc                                                                      874,144
        35,302  Greycoat Plc                                                                              92,152
        40,448  Hammerson                                                                                289,040
       109,620  Hazlewood Foods                                                                          212,826
       327,176  Hillsdown Holdings                                                                     1,019,534

              See accompanying notes to the financial statements

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

      Shares    Description                                                                        Value ($)
-----------------------------------------------------------------------------------------------------------------
                United Kingdom - continued
        11,683  Hyder Plc                                                                                158,205
        12,618  Hyder Plc Cumulative Redem Preferred Shares                                               22,182
       207,644  Inchcape                                                                                 901,131
     1,575,267  Ladbroke Group                                                                         5,911,111
        39,334  Laing (John)                                                                             194,445
         9,309  Laing (John) A (Non Voting)                                                               46,019
     1,195,200  Lasmo                                                                                  4,699,425
        88,060  Lex Service                                                                              501,408
       210,687  London International                                                                     574,039
       965,481  Lonrho                                                                                 2,268,262
        90,660  Marks & Spencer                                                                          735,122
        52,634  Marley                                                                                   106,482
        23,500  Mcalpine Alfred                                                                           59,811
        42,448  Meyer International                                                                      278,401
       175,023  National Grid Holdings Plc                                                               591,089
       200,497  Norcros Plc                                                                              300,942
       114,085  Northern Foods Plc                                                                       396,456
        44,480  Ocean Group                                                                              340,712
       127,000  Racal Electronics                                                                        600,881
        24,400  Rank Group Plc *                                                                         166,002
        92,634  Reckitt & Colman                                                                       1,204,525
       221,800  Rexam Plc                                                                              1,176,067
       666,902  Rolls-Royce                                                                            2,524,277
        61,150  Safeway Plc                                                                              361,154
        59,526  Sainsbury (J)                                                                            300,091
         5,074  Scottish & Newcastle Plc                                                                  56,044
        85,597  Securicor Plc                                                                            437,109
        64,900  Siebe Plc                                                                              1,024,961
       412,040  Signet Group Plc *                                                                       215,118
       110,825  Simon Engineering                                                                         75,941
        18,316  Southwest Water                                                                          204,994
        18,542  Storehouse Plc                                                                            82,888
       166,106  T & N                                                                                    441,733
       800,564  Tarmac                                                                                 1,319,181
       672,580  Taylor Woodrow Plc                                                                     2,095,870
       251,500  Tomkins Plc                                                                            1,169,418
       117,600  Transport Development Group                                                              393,322
        27,855  Unilever                                                                                 716,447
       153,263  United Biscuits                                                                          600,117
           900  Vendome Luxury Group Plc Units                                                             7,724
        84,800  Waste Management International *                                                         326,509
        12,040  Whitbread Plc Class A                                                                    154,396
       128,180  Wilson (Connolly) Holdings                                                               328,327
       352,235  Wimpey (George)                                                                          810,287
         5,368  Wolseley                                                                                  41,250
                                                                                               ------------------
                                                                                                      57,405,507
                                                                                               ------------------

                TOTAL STOCK AND EQUIVALENTS (Cost $201,272,965)                                      218,887,211
                                                                                               ------------------

              See accompanying notes to the financial statements
20

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


Par Value($)/
      Shares    Description                                                                        Value ($)
-----------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 14.6%
                Cash Equivalents - 13.4%
   $12,400,000  First National Bank of Chicago Time Deposit, 5.44% due 3/3/97                         12,400,000
    19,211,824  The Boston Global Investment Trust (d)                                                19,211,824
                                                                                               ------------------
                                                                                                      31,611,824
                                                                                               ------------------
                U.S. Government - 1.2%
   $ 3,000,000  U.S. Treasury Bill, 5.56% due 1/8/98 (a)                                               2,862,901
                                                                                               ------------------


                TOTAL SHORT-TERM INVESTMENTS (Cost $34,474,499)                                       34,474,725
                                                                                               ------------------

                TOTAL INVESTMENTS - 107.5%
                (Cost $235,747,464) * *                                                              253,361,936

                Other Assets and Liabilities (net) -  (7.5%)                                         (17,709,132)
                                                                                               ------------------

                TOTAL NET ASSETS - 100.0%                                                            235,652,804
                                                                                               ==================

                Notes to the Schedule of Investments:

                ADR American Depositary Receipt

                (a) This security is held as collateral for open futures contracts (Note 5).

                (b)   Bankrupt security.

                (c)   Valued by management (Note 1).

                (d)   Represents investment of security lending collateral
                      (Note 1).

                * Non-income producing security. A dividend has not been declared for the year ended February 28, 1997.

                ** The aggregate identified cost for federal income tax purposes is $235,982,118, resulting in gross unrealized appreciation and depreciation of $42,755,023 and $25,375,205, respectively, and net unrealized appreciation of $17,379,818.

              See accompanying notes to the financial statements.             21

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

--------------------------------------------------------------------------------
   At February 28, 1997, industry sector diversification of the Fund's equity investments was as follows:



   Industry Sector (Unaudited)

   Services                                                    10.0%
   Construction                                                 8.7
   Conglomerates                                                8.7
   Machinery                                                    8.2
   Consumer Goods                                               6.7
   Oil and Gas                                                  6.4
   Retail Trade                                                 6.2
   Aerospace                                                    4.6
   Metals and Mining                                            3.8
   Real Estate                                                  3.7
   Transportation                                               3.3
   Paper and Allied Products                                    3.1
   Health Care                                                  2.9
   Communications                                               2.8
   Banking                                                      2.8
   Utilities                                                    2.5
   Chemicals                                                    2.5
   Electronic Equipment                                         2.1
   Food and Beverage                                            2.0
   Automotive                                                   1.4
   Textiles                                                     1.2
   Telecommunications                                           0.7
   Financial Services                                           0.5
   Computers                                                    0.4
   Insurance                                                    0.2
   Miscellaneous                                                4.6
                                                        -----------
                                                              100.0%
                                                        ===========


22            See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)



Statement of Assets and Liabilities - February 28, 1997
-----------------------------------------------------------------------------------------------
Assets:
     Investments, at value (cost $235,747,464)(Note 1)                          $   253,361,936
     Foreign currency, at value (cost $1,358,260)(Note 1)                             1,334,881
     Cash                                                                                71,971
     Receivable for Fund shares sold                                                    350,000
     Dividends and interest receivable                                                  182,001
     Receivable for open forward foreign currency contracts (Note 5)                  3,673,097
     Foreign withholding taxes receivable                                                62,379
     Receivable for expenses waived or borne by Manager (Note 2)                        169,949
                                                                                  --------------

         Total assets                                                               259,206,214
                                                                                  --------------

Liabilities:
     Payable for open forward foreign currency contracts (Note 5)                     3,869,428
     Payable upon return of securities loaned (Note 1)                               19,211,824
     Payable for variation margin on open futures contracts (Notes 1 and 6)              90,361
     Payable to affiliate for (Note 2):
         Management fee                                                                 225,161
         Shareholder service fee                                                         27,013
     Accrued expenses                                                                   129,623
                                                                                  --------------

         Total liabilities                                                           23,553,410
                                                                                  --------------
Net assets                                                                      $   235,652,804
                                                                                  ==============


Net assets consist of:
     Paid-in capital                                                            $   219,016,578
     Distributions in excess of net investment income                                  (655,418)
     Accumulated net realized loss                                                   (2,135,553)
     Net unrealized appreciation                                                     19,427,197
                                                                                  --------------
                                                                                $   235,652,804
                                                                                  ==============


Net assets attributable to Class III Shares                                     $   235,652,804
                                                                                  ==============

Shares outstanding - Class III                                                       17,508,892
                                                                                  ==============

Net asset value per share - Class III                                           $         13.46
                                                                                  ==============


              See accompanying notes to the financial statements.             23

GMO International Small Companies Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1997
---------------------------------------------------------------------------------------
Investment income:
  Dividends (net of foreign tax expense of $623,394)                    $    4,644,071
  Interest (including securities lending income of $51,390)                  1,164,591
                                                                          -------------

     Total income                                                            5,808,662
                                                                          -------------
Expenses:
  Management fee (Note 2)                                                    2,889,159
  Custodian fees                                                               301,405
  Audit fees                                                                    66,342
  Transfer agent fees                                                           29,076
  Stamp duties and transfer taxes                                               20,502
  Legal fees                                                                    11,731
  Registration fees                                                              5,006
  Trustees fee (Note 2)                                                          1,142
  Miscellaneous                                                                  3,448
  Fees waived or borne by Manager (Note 2)                                  (1,833,495)
                                                                          -------------
                                                                             1,494,316
  Shareholder service fee - Class III (Note 2)                                 259,782
                                                                          -------------

     Net expenses                                                            1,754,098
                                                                          -------------

       Net investment income                                                 4,054,564
                                                                          -------------

Realized and unrealized gain (loss):
     Net realized gain (loss) on:
       Investments                                                          (2,513,028)
       Closed futures contracts                                                167,229
       Closed swap contracts                                                   216,355
       Foreign currency, forward contracts and foreign
          currency related transactions                                     (4,599,838)
                                                                          -------------
           Net realized loss                                                (6,729,282)
                                                                          -------------

     Change in net unrealized appreciation (depreciation) on:
       Investments                                                          13,008,849
       Open futures contracts                                                1,724,730
       Foreign currency, forward contracts and foreign
          currency related transactions                                        922,147
                                                                          -------------
           Net unrealized gain                                              15,655,726
                                                                          -------------

     Net realized and unrealized gain                                        8,926,444
                                                                          -------------
Net increase in net assets resulting from operations                    $   12,981,008
                                                                          =============

24              See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                          February 28, 1997    February 29, 1996
                                                                         -------------------  -------------------
Increase (decrease) in net assets:
Operations:
  Net investment income                                                  $       4,054,564    $       3,624,469
  Net realized gain (loss)                                                      (6,729,282)           4,417,938
  Change in net unrealized appreciation (depreciation)                          15,655,726           13,287,476
                                                                          -----------------    -----------------

  Net increase in net assets
      resulting from operations                                                 12,981,008           21,329,883
                                                                          -----------------    -----------------

Distributions to shareholders from:
  Net investment income - Class III                                             (1,160,606)          (2,798,026)
  In excess of net investment income - Class III                                  -                    (319,106)
  Net realized gains - Class III                                                (3,372,778)          (2,401,896)
  In excess of net realized gains - Class III                                      (30,591)                   -
                                                                          -----------------    -----------------
                                                                                (4,563,975)          (5,519,028)
                                                                          -----------------    -----------------

Net share transactions - Class III (Note 4)                                      8,272,041           16,967,675
                                                                          -----------------    -----------------


  Total increase in net assets                                                  16,689,074           32,778,530

Net assets:
  Beginning of period                                                          218,963,730          186,185,200
                                                                          -----------------    -----------------

  End of period (including distributions in excess of net
    investment income of $655,418 and accumulated
    undistributed net investment income of
    $476,295, respectively)                                              $      235,652,804   $     218,963,730
                                                                          =================    =================





              See accompanying notes to the financial statements.           25

GMO International Small Companies Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                       Year Ended February 28/29,
                                                                  ---------------------------------------------------------------
                                                                    1997          1996           1995          1994        1993
                                                                  --------      --------       --------      --------    ---------
Net asset value, beginning of period                             $   12.95     $   11.95      $   14.45     $    8.91   $     9.62
                                                                  --------      --------       --------      --------    ---------

Income (loss) from investment operations:
  Net investment income                                               0.23          0.18           0.18          0.15         0.35
  Net realized and unrealized gain (loss)                             0.55          1.16          (1.52)         5.59        (0.68)
                                                                  --------      --------       --------      --------    ---------

    Total from investment operations                                  0.78          1.34          (1.34)         5.74        (0.33)
                                                                  --------      --------       --------      --------    ---------

Less distributions to shareholders from:
  Net investment income                                              (0.07)        (0.17)         (0.20)        (0.12)       (0.38)
  In excess of net investment income                                     -         (0.02)             -             -            -
  Net realized gains                                                 (0.20)        (0.15)         (0.96)        (0.08)           -
  In excess of net realized gains                                    (0.00)            -              -             -            -
                                                                  --------      --------       --------      --------    ---------
    Total distributions                                              (0.27)        (0.34)         (1.16)        (0.20)       (0.38)
                                                                  --------      --------       --------      --------    ---------

Net asset value, end of period                                   $   13.46     $   12.95      $   11.95     $   14.45   $     8.91
                                                                  ========      ========       ========      ========    =========

Total Return (a)                                                     5.99%        11.43%         (9.66%)       64.67%       (3.30%)

Ratios/Supplemental Data:

    Net assets, end of period (000's)                            $ 235,653     $ 218,964      $ 186,185     $ 132,645   $   35,802
    Net expenses to average
        daily net assets                                             0.76% (c)     0.76% (c)      0.76% (c)     0.75%        0.75%
    Net investment income to average
        daily net assets                                             1.75%         1.84%          1.45%         1.50%        4.02%
    Portfolio turnover rate                                            13%           13%            58%           38%          20%
    Average broker commission rate per equity share (b)          $  0.0015           N/A            N/A           N/A          N/A
    Fees and expenses voluntarily waived or borne by
        the Manager consisted of the following per
        share amounts:                                           $    0.10     $    0.07      $    0.08     $    0.09   $     0.09




(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(c) Includes stamp duties and taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.


26            See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------

1. Significant accounting policies


   The GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

   The Fund seeks maximum total return through investment primarily in equity securities of small capitalization foreign companies traded on a major stock exchange of a foreign country.

   On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. At February 28, 1997, Class III was the only active class of shares of the Fund.

   The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   Portfolio valuation

   Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

   Foreign currency translation

   The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.


   Forward currency contracts

   The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy and sell is shown under Note 5, and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1997.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

   Futures contracts

   The Fund may purchase or sell index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 5 for all open futures contracts held as of February 28, 1997.

   Swap agreements

   The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements as of February 28, 1997.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

   Security lending

   The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $17,874,621 collateralized by cash in the amount of $19,211,824, which was invested in short-term instruments.

   Taxes

   The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.


   Distributions to shareholders

   The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions. Gains associated with such in-kind redemptions amounted to $19,339.

   The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------



          Undistributed Net        Accumulated Net Realized
          Investment Income             Gain/(Loss)            Paid-in-Capital
      --------------------------   ------------------------  -------------------
             (4,025,671)                 4,244,743                (219,072)



   Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

   Security transactions and related investment income

   Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

   Allocation of operating activity

   The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

   Purchases and redemptions of Fund shares

   The premium on cash purchases of Fund shares is 1.00% of the amount invested. In the case of cash redemptions, the fee is .60% of the amount redeemed. Prior to June 1, 1996, the premium on cash purchases and fee on cash redemptions was 1.25% and .75% of the amount invested or redeemed, respectively. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $144,373 in purchase premiums and $41,255 in redemption fees. There is no premium for reinvested distributions.

   Investment risk

   There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

2. Fees and other transactions with affiliates

   GMO earns a management fee paid monthly at the annual rate of 1.25% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

   GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, and extraordinary expenses) exceed .60% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .75%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

   The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $1,142. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3. Purchases and sales of securities

   Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1997, aggregated $43,953,796 and $26,113,398, respectively.

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

4. Share transactions

   The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:




       Class III:              Year Ended                            Year Ended
                            February 28, 1997                     February 29, 1996
                    --------------------------------       ---------------------------------
                       Shares            Amount               Shares             Amount
                    -------------    ---------------       -------------     ---------------
   Shares sold          1,509,544  $      20,156,083           3,283,845    $     41,404,225

   Shares issued to
   shareholders in
   reinvestment of
   distributions          302,311          4,040,065             348,837           4,310,448

   Shares
   repurchased         (1,205,784)       (15,924,107)         (2,315,294)       ( 28,746,998)
                    -------------    ---------------       -------------     ---------------
   Net increase           606,071  $       8,272,041           1,317,388    $     16,967,675
                    =============    ===============      ==============     ===============


5.   Financial instruments

     A summary of outstanding financial instruments at February 28, l997 is as follows:


     Forward currency contracts



                                                                                                           Net Unrealized
        Settlement                                     Units of                                            Appreciation
           Date           Deliver/Receive             Currency                     Value                   (Depreciation)
       --------------  -----------------------   --------------------       ---------------------        -------------------
       Buys
          3/07/97               ATS                       21,091,044     $             1,775,480      $            (46,200)
          3/07/97               AUD                        5,553,581                   4,310,162                   (28,431)
          5/09/97               AUD                          467,951                     362,690                    (1,310)
          7/11/97               AUD                        1,521,909                   1,178,997                       690
          3/07/97               BEF                      259,901,740                   7,463,990                  (831,620)
          5/12/97               BEF                       41,159,580                   1,185,554                   (53,446)
          7/11/97               BEF                      259,901,740                   7,513,804                   (33,169)
          3/03/97               CHF                          680,280                     461,207                   (16,250)

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
   Forward currency contracts - continued



                                                                                                           Net Unrealized
        Settlement                                 Units of                                                 Appreciation
           Date           Deliver/Receive          Currency                         Value                  (Depreciation)
       --------------  -----------------------   --------------------       ---------------------        -------------------
        Buys - continued
          3/07/97               CHF                          485,520                     329,264                   (60,900)
          3/07/97               DEM                        5,165,555                   3,060,458                  (277,542)
          5/09/97               DEM                       22,762,636                  13,539,895                  (574,105)
          6/13/97               ESP                    1,332,560,658                   9,276,283                  (161,717)
          3/07/97               FRF                       60,925,421                  10,695,708                  (599,983)
          5/09/97               FRF                       23,502,270                   4,141,501                  (177,499)
          7/11/97               FRF                       29,304,328                   5,184,787                    (2,334)
          3/07/97               GBP                        4,926,172                   8,036,628                  (124,223)
          3/07/97               HKD                      134,784,236                  17,404,748                     2,424
          3/07/97               JPY                    1,722,540,763                  14,278,372                  (423,089)
          3/03/97               NOK                       13,300,000                   1,973,718                  (130,712)
          3/07/97               NOK                       14,841,173                   2,202,800                    (8,176)
          6/13/97               NOK                       31,811,836                   4,744,869                  (162,131)
          7/11/97               NOK                       13,300,000                   1,986,941                   (16,976)
          3/07/97               NZD                        2,614,906                   1,808,487                    (3,854)
          5/09/97               NZD                          308,296                     212,388                    (3,612)
          3/07/97               SEK                       70,740,712                   9,435,465                   (38,552)
          6/13/97               SEK                       44,332,113                   5,931,438                   (85,562)
          3/07/97               SGD                          224,651                     157,537                    (1,677)
                                                                                                         -------------------
                                                                                                      $         (3,859,956)
                                                                                                         ===================


       Sales
          3/07/97               ATS                       21,091,044     $             1,775,480      $             158,520
          3/07/97               AUD                        5,553,581                   4,310,162                     51,984
          7/11/97               AUD                        4,031,672                   3,126,669                    (1,317)
          3/07/97               BEF                      259,901,740                   7,463,990                     28,124
          3/03/97               CHF                          680,280                     461,207                     79,987
          3/07/97               CHF                          485,520                     329,264                     11,981

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

   Forward currency contracts - continued


                                                                                                           Net Unrealized
        Settlement                                    Units of                                             Appreciation
           Date           Deliver/Receive             Currency                      Value                  (Depreciation)
       --------------  -----------------------   --------------------       ---------------------        -------------------
          3/07/97               DEM                        5,165,555                   3,060,458                     62,655
          5/09/97               DEM                       22,762,636                  13,539,895                    345,687
          3/07/97               FRF                       60,925,421                  10,695,708                    499,437
          7/11/97               FRF                       31,621,093                   5,597,089                      1,942
          3/07/97               GBP                        4,926,172                   8,036,628                    146,703
          3/07/97               HKD                      134,784,236                  17,404,748                     10,300
          7/11/97               HKD                      134,784,236                  17,397,703                     (4,560)
          3/07/97               JPY                    1,722,540,763                  14,278,372                    986,628
          3/03/97               NOK                       13,300,000                   1,973,718                     15,215
          3/07/97               NOK                       14,841,173                   2,202,800                     95,200
          7/11/97               NOK                       14,841,173                   2,220,251                      5,647
          3/07/97               NZD                        2,614,906                   1,808,487                      8,010
          5/09/97               NZD                          308,296                     212,388                       (481)
          3/07/97               SEK                       70,740,712                   9,435,465                    936,622
          5/09/97               SEK                       24,605,750                   3,290,920                    193,080
          7/11/97               SEK                       70,740,712                   9,485,895                     30,470
          3/07/97               SGD                          224,651                     157,537                      1,791
                                                                                                         -------------------
                                                                                                      $           3,663,625
                                                                                                         ===================

Currency Abbreviations

   ATS   Austrian Schilling               HKD   Hong Kong Dollar
   AUD   Australian Dollar                JPY   Japanese Yen
   BEF   Belgian Franc                    NOK   Norwegian Kroner
   DEM   German Mark                      NZD   New Zealand Dollar
   ESP   Spanish Peseta                   SEK   Swedish Krona
   CHF   Swiss Franc                      SGD   Singapore Dollar
   FRF   French Franc
   GBP   British Pound

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

Futures Contracts



                                                                                           Net Unrealized
       Number of                                                                            Appreciation
       Contracts        Type                Expiration Date          Contract Value        (Depreciation)
    -----------------   ---------------  ----------------------     ---------------      ---------------------
          Buys
           81                 CAC- 40          March 1997         $      7,461,218     $            1,095,722
           5                   GXH 7           March 1997                  965,822                     77,995
           93                  MIB 30          March 1997                9,544,331                    780,411
           59                OMX INDEX         March 1997                1,615,829                    (38,833)
           76                   TXH7           March 1997                9,067,847                    524,873
                                                                                         ---------------------
                                                                                       $            2,440,168
                                                                                         =====================

         Sells
          111                 All-Ords         March 1997         $      5,227,652     $             (184,440)
           42                 FTSE 100         March 1997                7,340,537                   (479,355)
           61                Hang Seng         March 1997                5,226,433                     83,667
           40                   IBEX           March 1997                1,473,596                     68,518
           16                  TOPIX           March 1997               69,613,440                    112,430
                                                                                         ---------------------
                                                                                       $             (399,180)
                                                                                         =====================


At February 28, 1997 the Fund had cash and/or securities to cover any margin requirements on open futures contracts.

GMO International Small Companies Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 55.60% of distributions as net capital gain dividends.

At February 28, 1997, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amounts:

                Year of Expiration              Amount
                ------------------              ------

                        2005                  $975,979


The Fund has also elected to defer to March 1, 1997 post-October losses of $1,679,626.

GMO International Small Companies Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO International Small Companies Fund returned 6.0% for the fiscal year ended February 28, 1997 as compared to 3.2% for EAFE and 7.7% for the GMO EAFE-Lite Index. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks which ranked within the smallest 50% by market capitalization within each country.

With the exception of Japan and Singapore, the majority of the EAFE ex-Japan countries experienced strong performance during the year. The Japanese market declined by -8.8% in local terms, while EAFE ex-Japan rose by 25.6%. These returns were depressed somewhat for U.S. investors as a result of the dollar's rally during the period, 7.6% versus an EAFE-Lite basket of currencies.

Country selection (in local terms) detracted from the Fund's relative performance for the year. The Fund's underweighting of strong performing countries such as the Netherlands, France and Germany overshadowed the positive contribution of underweighting Japan and overweighting Finland and Canada.

Effect of currency weights

The effect of the Fund's currency weights added value to the account's relative performance, primarily from underweighting the yen, Swiss franc and Dutch guilder. The Fund also benefited from an overweight position in the pound sterling, which was the strongest performing currency for the year. The Fund was modestly hedged back to the U.S. dollar during the year, which added value as well.

Effect of stock selection

Stock selection negatively impacted the Fund's performance for the year. International small capitalization stocks had mixed results, outperforming the average stock by 0.2% within the EAFE ex-Japan countries during the year, while underperforming the average stock in Japan by -1.4%. Small value stocks also underperformed.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO International Small Companies Fund Class III shares and the
MSCI EAFE Index
As of February 28, 1997

Average Annual Total Return

                                                           Since
                                                         Inception
              1 Year              5 Year                  10/14/91

Class III       4.3%               10.8%                    9.2%

                           [Line Graph Appears Here]

  Date         GMO International Small Companies Fund       MSCI EAFE Index
10/14/91                      9,900                              10,000
02/29/92                      9,541                               9,591
02/28/93                      9,205                               9,195
02/28/94                     15,175                              12,798
02/28/95                     13,711                              12,230
02/29/96                     15,278                              14,291
02/28/97                     16,096                              14,754

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 100 bp on purchase and 60 bp on redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Class I shares and Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

Pelican Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of Pelican Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pelican Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 10, 1997

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

            Shares    Description                                                                  Value
--------------------------------------------------------------------------------------------------------------
                      COMMON STOCKS - 82.7%
                      Aerospace - 0.3%
             1,470    Boeing Co                                                                       149,573
            12,500    Sundstrand Corp                                                                 545,313
                                                                                              ----------------
                                                                                                      694,886
                                                                                              ----------------
                      Automotive - 1.8%
            10,000    Chrysler Corp                                                                   338,750
            15,000    General Motors Corp                                                             868,125
           135,000    Mascotech Industries Inc                                                      2,565,000
                                                                                              ----------------
                                                                                                    3,771,875
                                                                                              ----------------
                      Banking and Financial Services - 11.0%
            45,000    American Express Co                                                           2,941,875
           112,500    Block (HR) Inc                                                                3,304,688
            40,000    Chase Manhattan Corp                                                          4,005,000
            50,000    Citicorp                                                                      5,837,500
            25,000    First Chicago NBD Corp                                                        1,462,500
             7,500    Great Western Financial                                                         329,063
            10,000    Nationsbank Corp                                                                598,750
            10,000    PNC Bank Corp                                                                   423,750
            42,500    Travelers Group Inc (The)                                                     2,279,063
             5,000    Wells Fargo Co                                                                1,521,250
                                                                                              ----------------
                                                                                                   22,703,439
                                                                                              ----------------
                      Chemicals - 0.8%
            25,000    Albemarle Corp                                                                  490,625
            10,000    Bayer A G                                                                       373,125
            25,000    Borden Chemical and Plastics LP                                                 287,500
            10,000    Georgia Gulf Corp                                                               270,000
            10,000    Millennium Chemicals Inc                                                        191,250
                                                                                              ----------------
                                                                                                    1,612,500
                                                                                              ----------------
                      Computer and Office Equipment - 0.4%
           100,000    Intergraph Corp *                                                               825,000
                                                                                              ----------------

                      Conglomerate - 0.2%
            18,750    Hanson Plc ADR                                                                  417,188
                                                                                              ----------------

                      Construction - 0.1%
            12,500    McDermott International Inc                                                     278,125
                                                                                              ----------------

                      Consumer Goods - 4.4%
            25,000    Black & Decker Corp                                                             790,625
            10,000    Burlington Industries Inc                                                       128,750
            60,000    Eastman Kodak                                                                 5,377,500
            30,000    Maytag Corp                                                                     660,000
           100,000    Safety Kleen                                                                  1,800,000
            15,000    Scotts Company Class A                                                          318,750
                                                                                              ----------------
                                                                                                    9,075,625
                                                                                              ----------------

              See accompanying notes to the financial statements.              1

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

            Shares    Description                                                                  Value
--------------------------------------------------------------------------------------------------------------
                      Electronic Equipment - 0.2%
            25,000    International Rectifier Corp *                                                  337,500
             5,000    National Semiconductor Corp *                                                   130,625
                                                                                              ----------------
                                                                                                      468,125
                                                                                              ----------------
                      Environmental Control - 2.6%
            50,000    Wheelabrator Technologies Inc                                                   712,500
           150,000    WMX Technologies                                                              4,743,735
                                                                                              ----------------
                                                                                                    5,456,235
                                                                                              ----------------
                      Food and Beverage - 2.4%
            15,000    Anheuser-Busch Cos Inc                                                          667,500
            12,500    Archer Daniels Midland                                                          231,250
            20,000    Coors (Adolph) Co                                                               427,500
            15,000    Darden Restaurants Inc                                                          108,750
            15,000    IBP Inc                                                                         348,750
            42,500    Nestle SA ADR                                                                 2,313,692
            15,000    Riviana Foods Inc                                                               270,000
            15,000    Sara Lee Corp                                                                   581,250
             5,000    Wendys International Inc                                                        103,750
                                                                                              ----------------
                                                                                                    5,052,442
                                                                                              ----------------
                      Health Care - 1.5%
            37,500    Baxter International Inc                                                      1,725,000
            50,000    Beverly Enterprises Inc *                                                       718,750
             5,000    Haemonetics Corp *                                                               86,250
            50,000    Owens and Minor Holdings Co                                                     512,500
             5,000    Quest Diagnostics Inc                                                            84,375
                                                                                              ----------------
                                                                                                    3,126,875
                                                                                              ----------------
                      Insurance - 6.8%
             7,500    Aetna Inc                                                                       621,563
            25,000    Allstate Corp                                                                 1,584,375
            10,000    Chartwell Re Corp                                                               275,000
             7,500    Cigna Corp                                                                    1,146,563
            10,000    Gallagher (Arthur J) and Co                                                     307,500
             7,500    Liberty Corp                                                                    308,438
            10,000    Magellan Health Services Inc                                                    246,250
           175,000    Reliance Group Holdings Inc                                                   1,903,125
            50,000    Sedgwick Group ADR                                                              517,995
           110,000    TIG Holdings Inc                                                              3,932,500
            10,000    Transamerica Corp                                                               876,250
            50,000    USF & G Corp                                                                  1,125,000
            20,000    Washington National Corp                                                        570,000
            60,000    Willis Corroon Group Plc ADR                                                    727,500
                                                                                              ----------------
                                                                                                   14,142,059
                                                                                              ----------------
                      Machinery - 1.5%
            35,000    Cincinnati Milacron Inc                                                         752,500
            25,000    Coltec Industries Inc                                                           456,250
             7,500    Cummins Engine Inc                                                              379,688
            12,500    FMC Corp *                                                                      859,375
            50,000    Giddings and Lewis Inc                                                          690,625
                                                                                              ----------------
                                                                                                    3,138,438
                                                                                              ----------------

2             See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

            Shares    Description                                                                  Value
--------------------------------------------------------------------------------------------------------------

                      Manufacturing - 8.8%
            35,000    American Greetings Corp                                                       1,085,000
            37,500    Corning Inc                                                                   1,410,938
            17,500    General Electric Co                                                           1,800,313
            50,000    Griffon Corp *                                                                  700,000
            27,500    International Business Machines Corp                                          3,953,125
            82,500    Owens Corning                                                                 3,495,938
            35,000    Rockwell International Corp                                                   2,266,250
            12,500    Tenneco Inc                                                                     492,188
            40,000    United Technologies Corp                                                      3,010,000
                                                                                              ----------------
                                                                                                   18,213,752
                                                                                              ----------------
                      Metals and Mining - 1.9%
             5,000    Alcan Aluminum Ltd                                                              179,375
            95,000    Allegheny Teledyne Inc                                                        2,422,500
            25,000    Amcol International Corp                                                        471,875
             5,000    Asarco Inc                                                                      156,250
            30,000    Echo Bay Mines Ltd                                                              232,500
            15,000    Pittston Minerals Group                                                         217,500
            15,000    Placer Dome Inc                                                                 322,500
             1,666    Westaim Corp *                                                                    5,485
                                                                                              ----------------
                                                                                                    4,007,985
                                                                                              ----------------
                      Oil and Gas - 8.7%
             7,500    Amerada Hess Corp                                                               400,313
            15,000    Cabot Oil & Gas Corp, Class A                                                   238,125
            15,000    Coflexip SA ADR *                                                               417,188
             5,000    Dresser Industries Inc                                                          151,875
            37,500    Enron Oil & Gas Co                                                              759,375
            35,000    Enserch Corp                                                                    735,000
             5,000    Halliburton Co                                                                  323,125
            50,000    Lasmo Plc ADR                                                                   593,750
            20,000    Mitchell Energy Class A                                                         420,000
            40,000    Mitchell Energy Class B                                                         860,000
             5,000    Mobil Corp                                                                      613,750
            50,000    Noram Energy Corp                                                               750,000
            25,000    Occidental Petroleum Corp                                                       637,500
            75,000    Panenergy Corp                                                                3,196,875
            72,500    Santa Fe Energy Resources Inc *                                                 933,438
             2,500    Texaco Inc                                                                      247,188
            35,000    Union Texas Petroleum Holdings Inc                                              647,500
            45,000    Unocal Corp                                                                   1,738,125
           115,000    USX - Marathon Group                                                          3,061,875
            50,000    Westcoast Energy Inc                                                            906,250
            15,000    YPF Sociedad Anonima ADR                                                        401,250
                                                                                              ----------------
                                                                                                   18,032,502
                                                                                              ----------------
                      Paper and Allied Products - 0.6%
            25,000    James River Corp                                                                818,750
            10,000    Weyerhaeuser Co                                                                 462,500
                                                                                              ----------------
                                                                                                    1,281,250
                                                                                              ----------------

              See accompanying notes to the financial statements.              3

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

            Shares    Description                                                                  Value
--------------------------------------------------------------------------------------------------------------

                      Pharmaceuticals - 1.9%
            10,000    Allergan Inc                                                                    340,000
            10,000    Covance Inc *                                                                   190,000
            15,000    Glaxo Wellcome Plc ADR                                                          508,125
            10,000    Immulogic Pharmaceutical Corp                                                    55,000
            17,500    Lilly (Eli) and Co                                                            1,529,063
            25,000    Medpartners Inc                                                                 550,000
            10,000    Smithkline Beecham PLC                                                          742,500
                                                                                              ----------------
                                                                                                    3,914,688
                                                                                              ----------------
                      Primary Processing - 0.7%
             7,500    Du Pont (E I) De Nemours & Co Inc                                               804,375
            25,000    Intermet Corp                                                                   378,125
            10,000    LTV Corp                                                                        125,000
            10,000    Northwestern Steel and Wire                                                      42,500
                                                                                              ----------------
                                                                                                    1,350,000
                                                                                              ----------------
                      Printing and Publishing - 0.6%
             5,000    Dun & Bradstreet Corp                                                           122,500
            50,000    News Corp Ltd                                                                 1,062,500
                                                                                              ----------------
                                                                                                    1,185,000
                                                                                              ----------------
                      Real Estate - 1.9%
            10,000    Evans Withycombe Residential                                                    205,000
            65,000    JP Realty Inc                                                                 1,673,750
            50,000    Summit Properties Inc                                                         1,012,500
            37,500    Walden Residential Properties Inc                                               965,625
                                                                                              ----------------
                                                                                                    3,856,875
                                                                                              ----------------
                      Refining - 0.4%
            10,000    Imperial Oil Ltd                                                                438,750
            25,000    Quaker State Corp                                                               365,625
                                                                                              ----------------
                                                                                                      804,375
                                                                                              ----------------
                      Retail Trade - 2.9%
             7,500    American Stores Co                                                              335,625
            60,000    Costco Co Inc                                                                 1,537,500
            30,000    Federated Department Stores                                                   1,042,500
             5,000    Sears Roebuck & Co                                                              271,250
            25,000    Toys R Us Inc *                                                                 650,000
            75,000    Wal-Mart Stores Inc                                                           1,978,125
             5,000    Williams-Sonoma Inc *                                                           125,938
                                                                                              ----------------
                                                                                                    5,940,938
                                                                                              ----------------
                      Services - 1.8%
             1,666    AC Nielson Corp *                                                                24,574
            37,500    Cordiant Plc ADR *                                                              182,813
            10,000    Kellwood Co                                                                     236,250
            12,500    Manpower Inc                                                                    471,875
            50,000    Morningstar Group Inc *                                                       1,150,000
            50,000    Ogden Corp                                                                    1,018,750
            10,000    Pinkertons Inc                                                                  263,750
            50,000    Waste Management International Plc                                              375,000
                                                                                              ----------------
                                                                                                    3,723,012
                                                                                              ----------------

4             See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

            Shares    Description                                                                  Value
--------------------------------------------------------------------------------------------------------------

                      Technology - 7.9%
            32,500    Avnet Inc                                                                     2,031,250
            25,000    Bay Networks Inc *                                                              475,000
            25,000    Data General Corp *                                                             484,375
            70,000    Digital Equipment Corp *                                                      2,292,500
            25,000    Information Resources Inc                                                       371,875
            15,000    Intel Corp                                                                    2,128,125
           100,000    Storage Technology Corp *                                                     4,175,000
           287,500    Tandem Computers Inc *                                                        3,593,750
            12,500    Xerox Corp                                                                      781,250
                                                                                              ----------------
                                                                                                   16,333,125
                                                                                              ----------------
                      Telecommunications - 4.3%
             5,000    Airtouch Communications Inc                                                     136,250
            10,000    AT&T Corp                                                                       398,750
            25,000    Cox Communications Inc                                                          503,125
            75,000    GTE Corp                                                                      3,506,250
             2,500    Lucent Technologies Inc                                                         134,688
            45,000    MCI Communications Corp                                                       1,608,750
             5,200    Pacific Telesis Group                                                           211,900
            70,000    Tele-Communications Class A                                                     831,250
            15,000    US West Inc                                                                     540,000
            60,000    US West Media Group                                                           1,102,500
                                                                                              ----------------
                                                                                                    8,973,463
                                                                                              ----------------
                      Tobacco - 0.7%
            10,000    American Brands Inc                                                             526,250
            10,000    BAT Industries Plc ADR                                                          176,250
            47,500    Imperial Tobacco Group Plc                                                      653,125
                                                                                              ----------------
                                                                                                    1,355,625
                                                                                              ----------------
                      Transportation - 1.8%
            10,000    AMR Corp *                                                                      786,250
            60,000    Canadian Pacific Ltd                                                          1,485,000
             7,500    Delta Air Lines Inc                                                             603,750
             5,000    Hunt (JB) Transportation Services Inc                                            69,375
            10,000    Overseas Shipholding Group Inc                                                  173,750
            17,500    Ryder System Inc                                                                551,250
                                                                                              ----------------
                                                                                                    3,669,375
                                                                                              ----------------
                      Utilities - 3.8%
            10,000    CMS Energy Corp                                                                 327,500
            18,750    Energy Group Plc                                                                637,500
           115,000    Niagara Mohawk Power Corp *                                                   1,178,750
             5,000    Pacific Corp                                                                    103,125
            75,000    Texas Utilities                                                               3,028,125
            25,000    TransCanada Pipeline Ltd                                                        459,375
            95,000    Unicom Corp                                                                   2,113,750
                                                                                              ----------------
                                                                                                    7,848,125
                                                                                              ----------------

                      TOTAL COMMON STOCKS (Cost $113,540,452)                                     171,252,902
                                                                                              ----------------

            See accompanying notest to the financial statements.               5

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

            Shares    Description                                                                  Value
-----------------------------------------------------------------------------------------------------------------------

                      PREFERRED STOCKS - 4.0%
                      Food and Beverage - 0.5%
           160,000    RJR Nabisco Holdings Convertible Preferred Series C 9.25%                             1,140,000
                                                                                                      ----------------

                      Insurance - 0.4%
            15,000    Alexander & Alexander Services Inc Convertible Preferred $3.63 144A                     795,000
                                                                                                      ----------------

                      Manufacturing - 1.1%
           137,500    Westinghouse Electric Corp Convertible Preferred $1.30 144A                           2,148,438
                                                                                                      ----------------

                      Metals and Mining - 0.4%
            25,000    Freeport-McMoran Corp Preferred 0.00%                                                   828,125
                                                                                                      ----------------

                      Oil and Gas - 0.2%
            22,500    Atlantic Richfield Co Convertible Preferred 9.00%                                       514,688
                                                                                                      ----------------

                      Paper and Allied Products - 0.4%
            28,500    James River Corp Convertible Preferred 9.00%                                            872,813
                                                                                                      ----------------

                      Primary Processing - 0.0%
               500    Armco Inc Convertible Preferred $3.625                                                   20,750
                                                                                                      ----------------

                      Refining - 0.3%
            10,000    Ashland Inc Convertible Preferred $3.125                                                650,000
                                                                                                      ----------------

                      Transportation - 0.7%
            16,500    Navistar International Corp Preferred $6.00                                             957,000
             7,500    USAir Group Inc Convertible Preferred Series B $4.38 *                                  440,625
                                                                                                      ----------------
                                                                                                            1,397,625
                                                                                                      ----------------

                      TOTAL PREFERRED STOCKS (Cost $7,342,074)                                              8,367,439
                                                                                                      ----------------

      Par Value       DEBT OBLIGATIONS - 12.7%
                      Banking and Financial Services - 1.0%
  $        194,101    Citicorp, Variable Rate Note, 6.50% due 5/1/04                                          194,485
         1,000,000    General Motors Acceptance Corp, 5.50% due 12/15/01                                      945,940
         1,000,000    Standard Credit Card Master Trust I, Variable Rate Note, 5.84% due 9/15/97            1,001,250
                                                                                                      ----------------
                                                                                                            2,141,675
                                                                                                      ----------------
                      Food and Beverage - 0.5%
           250,000    Anheuser-Busch Cos Inc, 8.50% due 3/1/17                                                259,413
           750,000    General Foods Corp, 7.00% due 6/15/11                                                   705,158
                                                                                                      ----------------
                                                                                                              964,571
                                                                                                      ----------------
                      Paper and Allied Products - 0.3%
           500,000    Georgia Pacific Corp, 9.75% due 1/15/18                                                 521,825
                                                                                                      ----------------

                      Real Estate - 0.9%
         1,750,000    HMH Properties Inc, 9.50% due 5/15/05                                                 1,841,875
                                                                                                      ----------------

6             See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Par Value    Description                                                                  Value
-----------------------------------------------------------------------------------------------------------------------

                      Retail Trade - 0.5%
  $      1,000,000    Kmart Corp, 8.13% due 12/01/06                                                          970,000
                                                                                                      ----------------

                      Technology - 0.5%
         1,000,000    VLSI Technology Inc, 8.25% due 10/01/05                                                 957,500
                                                                                                      ----------------

                      Transportation - 1.0%
         1,000,000    AMR Corp, 9.00% due 8/1/12                                                            1,115,810
         1,100,000    United Air Lines Inc, 9.13% due 1/15/12                                               1,205,402
                                                                                                      ----------------
                                                                                                            2,321,212
                                                                                                      ----------------
                      U.S. Government - 7.9%
         7,500,000    U.S. Treasury Note, 4.75% due 8/31/98                                                 7,372,275
         1,250,000    U.S. Treasury Note, 7.75% due 2/15/01                                                 1,310,550
         3,500,000    U.S. Treasury Bond, 11.13% due 8/15/03                                                4,345,460
           750,000    U.S. Treasury Bond, 10.75% due 8/15/05                                                  949,808
         2,500,000    U.S. Treasury Bond, 7.25% due 5/15/16                                                 2,590,225
                                                                                                      ----------------
                                                                                                           16,568,318
                                                                                                      ----------------
                      U.S. Government Agency - 0.1%
           373,486    Federal Home Loan Mortgage Corp, 7.50% due 1/1/23,                                      124,300
                        Series 146, Interest Only Strip                                               ----------------


                      TOTAL DEBT OBLIGATIONS (Cost $25,279,048)                                            26,411,276
                                                                                                      ----------------

                      SHORT-TERM INVESTMENT - 0.6%
         1,260,000    State Street Bank and Trust Co Repurchase Agreement, dated
                      2/28/97, due 3/3/97, with a maturity value of $1,260,420
                      and an effective yield of 4.00%, collateralized by a U.S.
                      Treasury Note, with a rate of 5.88% due 7/31/97
                      with an aggregate market value of $1,287,817 (Cost $1,260,000).                       1,260,000
                                                                                                      ----------------


                      TOTAL INVESTMENTS - 100.0%
                      (Cost $147,421,574) * *                                                             207,291,617

                      Other Assets and Liabilities (net) -  0.0%                                               77,251
                                                                                                      ----------------

                      TOTAL NET ASSETS - 100.0%                                                     $     207,368,868
                                                                                                      ================

              See accompanying notes to the financial statements.              7

Pelican Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


--------------------------------------------------------------------------------

                      Notes to the Schedule of Investments:

                      ADR  - American Depositary Receipt

                      144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

                      Variable Rate Notes - The rates shown on variable rate
                             notes are the current interest rates at February 28, 1997, which are subject to change based on the terms of the security.

                      *      Non-income producing security.

                      ** The aggregate identified cost for federal income tax purposes is $148,775,237, resulting in gross unrealized appreciation and depreciation of $62,437,538 and $3,921,158, respectively, and net unrealized appreciation of $58,516,380.

8                     See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
--------------------------------------------------------------------------------


Assets:
  Investments, at value (cost $147,421,574) (Note 1)                      $      207,291,617
  Cash                                                                                   965
  Dividends and interest receivable                                                  615,424
  Receivable for investments sold                                                    149,115
  Receivable for Fund shares sold                                                        250
                                                                            -----------------

     Total assets                                                                208,057,371
                                                                            -----------------

Liabilities:
  Payable for investments purchased                                                  369,625
  Payable for Fund shares repurchased                                                 91,592
  Payable to affiliate for management fee (Note 2)                                   144,888
  Accrued expenses and other liabilities                                              82,398
                                                                            -----------------

     Total liabilities                                                               688,503
                                                                            -----------------

Net Assets (equivalent to $16.31 per share based
on 12,714,161 shares outstanding, unlimited shares authorized)            $      207,368,868
                                                                            =================


Net Assets consist of:
  Paid-in capital                                                         $      141,348,438
  Accumulated undistributed net investment income                                  1,473,363
  Accumulated undistributed net realized gain                                      4,677,024
  Net unrealized appreciation                                                     59,870,043
                                                                            -----------------

     Net assets                                                           $      207,368,868
                                                                            =================


          See accompanying notes to the financial statements.                  9

Pelican Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1997
--------------------------------------------------------------------------------

Investment income:
  Dividends (net of withholding taxes of $73,088)                         $        3,665,356
  Interest                                                                         2,141,973
                                                                            -----------------
     Total income                                                                  5,807,329
                                                                            -----------------
Expenses:
  Management fee (Note 2)                                                          1,716,394
  Custodian and transfer agent fees                                                  179,101
  Audit fees                                                                          54,749
  Registration fees                                                                    9,079
  Legal fees                                                                           8,648
  Trustees fee (Note 2)                                                                  958
  Miscellaneous                                                                        4,912
                                                                            -----------------
     Total expenses                                                                1,973,841
     Less: expenses waived or borne by Manager (Note 2)                             (162,010)
                                                                            -----------------
     Net expenses                                                                  1,811,831
                                                                            -----------------
        Net investment income                                                      3,995,498
                                                                            -----------------

Realized and unrealized gain (loss):

     Net realized gain on investments                                              9,036,632

     Change in net unrealized appreciation (depreciation)
        on investments                                                            19,894,742
                                                                            -----------------

        Net realized and unrealized gain                                          28,931,374
                                                                            -----------------

Net increase in net assets resulting from operations                      $       32,926,872
                                                                            =================

10           See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                          February 28, 1997    February 29, 1996
                                                         ------------------   -------------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                $       3,995,498    $        3,735,370
    Net realized gain                                            9,036,632             9,082,971
    Change in net unrealized appreciation (depreciation)        19,894,742            25,308,348
                                                          -----------------    ------------------

    Net increase in net assets resulting from operations        32,926,872            38,126,689
                                                          -----------------    ------------------

Distributions to shareholders from:
    Net investment income                                       (3,383,491)           (3,369,047)
    Net realized gains                                          (6,758,143)           (6,173,331)
                                                          -----------------    ------------------

                                                               (10,141,634)           (9,542,378)
                                                          -----------------    ------------------

Fund share transactions:  (Note 5)
    Proceeds from sale of shares                                22,372,007            37,226,671
    Net asset value of shares issued to shareholders
       in payment of distributions declared                      9,313,111             8,801,280
    Cost of shares repurchased                                 (24,339,781)          (15,293,740)
                                                          -----------------    ------------------

    Net increase in net assets resulting
       from Fund share transactions                              7,345,337            30,734,211
                                                          -----------------    ------------------

    Total increase in net assets                                30,130,575            59,318,522

Net assets:
    Beginning of period                                        177,238,293           117,919,771
                                                          -----------------    ------------------

    End of period (including accumulated undistributed
       net investment income of $1,473,363 and
       $646,595, respectively)                           $     207,368,868    $      177,238,293
                                                          =================    ==================

               See accompanying notes to the financial statements.            11

Pelican Fund
(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                        February 28/29
                                                 --------------------------------------------------------------
                                                    1997         1996         1995         1994         1993
                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period           $      14.52  $     11.99  $     12.08  $     11.37  $     10.70
                                                 ----------   ----------   ----------   ----------   ----------

Income from investment operations:
  Net investment income                                0.33         0.31         0.37         0.29         0.36
  Net realized and unrealized gain                     2.27         3.04         0.46         1.40         1.06
                                                 ----------   ----------   ----------   ----------   ----------

    Total from investment operations                   2.60         3.35         0.83         1.69         1.42
                                                 ----------   ----------   ----------   ----------   ----------

Less distributions to shareholders:
  From net investment income                          (0.27)       (0.29)       (0.37)       (0.37)       (0.38)
  From net realized gains                             (0.54)       (0.53)       (0.55)       (0.61)       (0.37)
                                                 ----------   ----------   ----------   ----------   ----------

    Total distributions                               (0.81)       (0.82)       (0.92)       (0.98)       (0.75)
                                                 ----------   ----------   ----------   ----------   ----------

Net asset value, end of period                 $      16.31  $     14.52  $     11.99  $     12.08  $     11.37
                                                 ==========   ==========   ==========   ==========   ==========

Total Return (a)                                      18.40%       28.54%        7.38%       15.14%       13.93%


Ratios/Supplemental Data:

      Net assets, end of period (000's)        $    207,369  $   177,238  $   117,920  $   101,165  $    85,401
      Net expenses to average
         daily net assets                              0.95%        1.05%        1.10%        1.10%        1.10%
      Net investment income to average
         daily net assets                              2.10%        2.42%        2.51%        2.42%        3.40%
      Portfolio turnover rate                            27%          32%          40%          49%          39%
      Average broker commission rate (b)       $     0.0556          N/A          N/A          N/A          N/A
      Fees and expenses voluntarily waived or
         borne by the Manager consisted of the
         following per share amounts:          $       0.01  $       -    $     -      $      0.01  $      0.01


(a) The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


12            See accompanying notes to the financial statements.

Pelican Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------

1.  Significant accounting policies

    The Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC ("the Manager"or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which will issue a separate series of shares.

    The Fund seeks long-term capital growth primarily through investment in equity securities.

    The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    Portfolio valuation
    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term debt obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.


    Repurchase agreements
    The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

Pelican Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

    Taxes
    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

    Distributions to shareholders
    The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for amortization of discount on bonds.

    The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.



                          Accumulated Net
     Undistributed Net       Realized           Paid-in
     Investment Income      Gain/(Loss)         Capital
    -------------------  -----------------  -----------------
         $214,761         ($214,761)             -

    Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Pelican Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

    Security transactions and related investment income
    Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.


    Expenses
    The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

2.  Management fee and other transactions with affiliates

    GMO earns a management fee paid monthly at the annual rate of .90% of average daily net assets. GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions and transfer taxes) exceed .95% of average daily net assets. Prior to March 1, 1996, the expense limitation was 1.10% of average daily net assets.

    The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $958. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.  Purchases and sales of securities

    For the year ended February 28, 1997, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                     Purchases       Proceeds
                                                   ------------   ------------
    U.S. Government securities                     $  6,995,188   $    626,313

    Investments (non-U.S. Government securities)     53,479,746     48,638,997

4.  Principal shareholder

    At February 28, 1997, 37% of the outstanding shares of the Fund were held by one shareholder.

Pelican Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

5.  Share transactions

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                            Year Ended              Year Ended
                                                         February 28, 1997       February 29, 1996
                                                        -------------------     -------------------
    Shares sold                                              1,487,108               2,841,802
    Shares issued to shareholders in reinvestment
      of distributions                                         632,940                 647,025
    Shares repurchased                                      (1,610,011)             (1,115,726)
                                                          ------------            ------------
    Net increase                                               510,037               2,373,101
    Fund shares:
    Beginning of period                                     12,204,124               9,831,023
                                                          ------------            ------------
    End of period                                           12,714,161              12,204,124
                                                          ============            ============

Pelican Fund
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)

--------------------------------------------------------------------------------

    For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 55.74% distributions as net capital gain dividends.

GMO Pelican Fund
(A Series of the GMO Trust)

Portfolio Manager:
-----------------
Mr. Richard Mayo is responsible for the management of the GMO Pelican Fund. Mr. Mayo has been a portfolio manager with GMO since its founding in 1977 and began his career in the late 1960's.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Investing Environment

     The last year in general and the last six months in particular have witnessed very favorable conditions for supporting improved stock prices. Inflation has remained at very low levels, helping to keep interest rates near twenty year lows, and most importantly corporate profitability which has been improving steadily from the recession of 1990 has reached levels (see chart) more like the 1960's.


----------------------------------        -----------------------------------
     S&P 500 Operating vs.                    S&P Industrials' After-
     Reported Earnings                        -----------------------
    4-Quarter Trailing EPS                        Tax Profit Margin
                                                  -----------------
    [LINE GRAPH APPEARS HERE]                [LINE GRAPH APPEARS HERE]
----------------------------------        -----------------------------------

     This is worth mentioning because the stock market was valued more frequently then at 16-18 times earnings than the 14-16 area we experienced in the last 10-15 years. The chart below shows the valuation differences in the periods of low inflation and good profitability. The important point here is to develop one's expectations of the future stock returns not so much on the level of the market but on the ability of corporations to maintain their very high profit ratios - return on sales or return on assets - relative to the past.

                 Low Inflation is Very Positive for Valuations

-------------------------------------------------------------------------------
                                       1960s   1970s     1980s   1990s   Latest
-------------------------------------------------------------------------------
Inflation - GDP Deflator (y/y)
High                                    4.7     9.4       9.3     4.3
Average                                 2.2     6.7       5.0     2.7     1.8
Low                                     1.2     4.2       2.6     1.8

S&P 500 P/E Ratio
High                                   22.0    18.4      16.3    24.3
Average                                17.6    12.1      12.2    20.1    20.8
Low                                    15.9     7.2       8.0    16.2

Return on Capital in U.S. (in %)
High                                   14.2    14.9    17.3    18.5
Average                                12.2    14.0    15.1    17.8      18.4
Low                                     9.2    12.8    12.6    16.6
--------------------------------------------------------------------------------

Source: JP Morgan dated March 3, 1997

     Today's robust profitability is a result of very significant attitude shifts on the part of today's corporate leaders. They have become exceedingly cost conscious, whether by downsizing, restructuring (consolidating manufacturing plants, administrative offices, etc. ) or selling low return assets, and they have greatly improved returns as shown in the charts above. A lot of this should be thought of as a permanent improvement. Other elements such as the steadily declining wage costs and the lower dollar of the late 1980's and early 1990's have shifted direction and may negatively impact profit margins in the near future.

----------------------------------          -----------------------------------
  Real Average Weekly Earnings                   Trade-Weighted U.S. Dollar
   3 Mo. Avg. Feb $258.7

   [LINE GRAPH APPEARS HERE]                      [LINE GRAPH APPEARS HERE]
----------------------------------          -----------------------------------

     As a consequence we are less optimistic about the future growth in profits and worry that consensus opinions that were bolstered by the strong fourth quarter (year over year up more than 10%) are much too high. At the moment the market seems to be projecting earnings growth rates of 7-8%, a rate of growth that would be very unusual considering the six year improvement that has already occurred.

     Also important to understanding the market advance and to forecasting future returns are the money flows. The mutual fund investor has invested huge amounts in equity funds - about $240 billion last year. The inflows get invested immediately and are creating unusual volatility day-to-day or even intraday.

--------------------------------------------------------------------------------
               Net New Cash Into Equity Mutual Funds in Millions

                           [LINE GRAPH APPEARS HERE]
--------------------------------------------------------------------------------

     We don't know what level of inflows is sustainable, but we know any significant contraction of funds from this source will be a problem for the market.

     Another important flow of money into stocks has resulted from the greatly improved profitability of corporations. Their cash flow has improved dramatically and their reluctance to significantly increase their investments has taken their free cash flow to record levels.

--------------------------------------------------------------------------------
   Cash Flow and Free Cash Flow for the S&P Industrials Are at Record Levels

                           [LINE GRAPH APPEARS HERE]
--------------------------------------------------------------------------------

     These flows have been used to repurchase their own stock as corporate executives believe their own company is one of their best investments if their own returns are rising. Furthermore, buying in stock produces "immediate" returns versus waiting for the payoff of a long term project. Reinforcing this is the fact that many executives' compensation is tied directly to stock prices through stock options.

     Corporations bought about $150 billion of their own stock in 1996 and seem to be running at an equivalent rate this year. These stock investments and the mutual fund inflows have given the market a tremendous boost but they must continue and even accelerate to keep the market advancing. Any slowdown and the long awaited correction may become a reality.

     Our concern about the sustainability of money flows as well as the possibility of an interruption of rising profit margins has encouraged us to try to reduce risk in the portfolio. We have done this by selling stocks that looked overpriced and letting the percentage invested in stocks decline. Unfortunately in the short term this has had an unfavorable impact on relative performance. This has happened for two main reasons. One, being underinvested in a rising market leaves something on the table, so to speak. But we are simply reacting to the risk-reward equation, and we want to have the reserves to re-employ assuming the market declines or to be able to quickly move into an individual stock that gets oversold due to short term concerns. Investors today have a long term horizon for what is working, yet a short term focus when faced with disappointments.

     The second point is about size and momentum. Two years ago the largest companies were undervalued. We increased our exposure to that sector by adding stock like Eli Lilly, Johnson & Johnson, GTE, General Electric, and DuPont; in hindsight we did not get enough into the large companies because they become the major investment theme of the last eighteen months.

     More recently we concluded that the large stock category was overvalued.
In the last twelve months the fifty largest (market capitalization) stocks outperformed the remaining 450 in the S&P 500 by more than 20%. This is enormous in historical terms. In addition our analysis suggests investors expect the 15 largest companies to grow at an average of 13% for the next ten years. This is almost twice the growth rate for the average corporation. We are skeptical that this is achievable. Our skepticism has encouraged us to take profits in most of these companies. However money managers today prefer to stick with companies that are meeting expectations and valuation is secondary. This is a problem for a long term, value oriented manager.

     Our valuation emphasis has encouraged us to shift money to a sector that we define as low expectation stocks. Most investors believe that Eli Lilly will grow earnings 17% for the next 10 years. They must deliver. We prefer situations where there is short term frustration and we can buy a good business or very good assets where improvements will produce very good rewards and disappointments will lead to only minor penalties. A short capsule of four situations I hope will give you an understanding of what we are doing in the portfolio.

WMX Technology - This waste hauling company was a growth company in the 1980s. It tried to continue to grow in the 1990s by investing in lower return assets. As a consequence its return on assets declined from a peak of 17% to 5% in 1993. Growth investors liquidated their positions over the past five years in frustration. Finally provoked by investor criticism, management reassessed its businesses and today is making ROA its main priority. This has encouraged management to put up for sale $1.5 billion of assets and use a large part of the proceeds to repurchase stock. In addition a program has been instituted to cut costs which we think will boost profits by 10-15%. Investors remain skeptical in the short term due to some management turmoil (cultural changes are difficult), but the company is the biggest in its industry and with the right leadership could be the best. That should be worth a market multiple, a potential 25-30% return which we think has limited risk due to the low valuation and the 4% stock buyback this year which will likely be followed with more in 1998.

H&R Block - This is a simple story. The company has a very good business in tax preparation (it owns its sector). With price increases and modest growth in customers, it can grow 10-12%/yr for the next five years. The company has almost on debt. Comparable companies sill at market multiples. H&R Block's valuation has been restrained by it investment in CompuServe, a computer on-line service. CompuServe has had profit difficulties due top the high cost of adding new subscribers. Since CompuServe became a public company a year ago, the problems have discouraged investors in H&R Block due to the uncertainty of how the CompuService problem will be solved. We don't think this is the right focus. We think it is highly probable the CompuServe situation will be resolved in some way sold, spun out to shareholders, or downsized -- and if our residual value of CompuService is correct, the remaining H&R Block is 20-25% undervalued. Added to this, we think a major stock repurchase will help us realize this potential.

Owens-Corning -- UNDERVALUED. The stock (March 24, 1997)is selling at $40. The company is forecasting earnings of $4.85/sh. Wall Street analysts are more pessimistic, predicting only $4.75/sh. European operations are sluggish and the higher dollar is hurting the translation of foreign profits. But, even if the company's expectation are too high, or Wall Street analysts miss the forecast, this company sells at the lowest multiple of any firm in the industrial products category. In the past, this has been justified because of the large costs, of asbestos litigation and settlements. However, the number of new asbestos claimants is plummeting and the cost per case is stable. The uncertainty that has penalized valuation should be lifting. Prior to the asbestos turmoil. this stock sold at close to a market multiple. A significant valuation change is possible.


Digital Equipment

     This company has:                          ------------------------------
                                                      Digital Equipment
     1.    $14 per share in cash.                      Corporation
     2.    The world's fastest
           microprocessor.
     3.    Over 10% of all Windows NT              [LINE GRAPH APPEARS HERE]
           certified engineers.
     4.    #5 in the rapidly growing                  (Plot Points to Come)
           networking business.
     5.    The largest multi-vendor              -------------------------------
           computer service organization.

Could these assets be undervalued?

     I have highlighted some of the stocks that we are currently enthusiastic about and will add to at today's prices and buy more enthusiastically at lower prices. We think stocks such as these will produce good returns and will have less risk in a market decline. To outperform in the future will also require limiting mistakes. You can see each day stocks of companies that failed to meet earnings expectations experience dramatic declines. We are trying to avoid these problems by getting more money into our highest confidence situations and reducing the number of stocks in the portfolio. We are also sticking with some of the stocks -- such as money center banks -- that have done well. Our investment thesis is that these companies are undergoing a valuation change. They are delivering 10% earnings growth -- growth that is above average -- so the stocks should sell closer to market multiples.

     In summary, our investment view is this: The market is overvalued because growth expectations are too high. We are preparing for a market correction, probably precipitated by the recent increase in interest rates (the long bond is yielding close to 7%, up .7%) or Federal Reserve actions in March or May. The place to be in the decline will not be the very large companies that I think are also overvalued, but more eclectic choices profiled above. We have about 20% of the portfolio in medium term bonds and defensive convertible preferred that we expect to use opportunistically as irresistible values appear. This has worked in the past and we think taking advantage of volatility will produce good relative returns over the next year.


The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Pelican Fund and the
S&P 500 Index
As of February 28, 1997


     Average Annual Total Return
                                Since
                                Inception
1 Year          5 Year          5/31/89
18.6%           16.5%           13.4%

        [LINE GRAPH APPEARS HERE]


  Date                 GMO Pelican Fund      S & P 500 Index
  ----                 ----------------      ---------------
05/31/89                   10,000                 10,000
02/28/90                    9,928                 10,617
02/28/91                   10,739                 12,174
02/29/92                   12,376                 14,120
02/28/93                   14,094                 15,625
02/28/94                   16,227                 16,927
02/28/95                   17,425                 18,173
02/29/96                   22,405                 24,478
02/28/97                   26,572                 30,882

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Past performance is not indicative of future performance. Information is unaudited.

GMO International Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO International Bond Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
April 22, 1997

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

       Par Value       Description                                                             Value ($)
----------------------------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS - 89.4%
                       Austria - 2.4%
CAD     7,000,000      Autobahn Schnell, 8.50% due 3/3/03                                      5,704,880
                                                                                           --------------
                       Brazil - 0.4%
USD     1,116,040      Brazil Capitalization Bond, PIK, 8.00% due 4/15/14                        883,764
                                                                                           --------------
                       Bulgaria - 0.3%
USD     1,000,000      Bulgaria Discount Bond Series B,
                              Variable Rate, 6 mo. LIBOR + 1.31% (7.06%), due 7/28/24            628,750
                                                                                           --------------
                       Canada - 5.0%
CAD     5,000,000      Government of Canada Real Return, 4.25% due 12/1/21                     4,022,167
CAD     3,000,000      Government of Canada Real Return, 4.25% due 12/1/26                     2,283,942
CAD     2,000,000      Province of British Columbia, 7.88% due 11/30/23                        1,538,518
CAD     5,000,000      Societe Quebec D'Ass D'Eaux, 8.13% due 8/11/03                          3,952,371
                                                                                           --------------
                                                                                              11,796,998
                                                                                           --------------
                       Cayman Islands - 0.6%
CAD     2,000,000      Government of Canada (Cayman), 7.25% due 6/01/08                        1,501,939
                                                                                           --------------
                       Denmark - 6.2%
DKK    52,500,000      Kingdom of Denmark Bullet, 7.00% due 12/15/04                           8,652,314
DKK    34,500,000      Kingdom of Denmark, 8.00% due 11/15/01                                  5,992,757
                                                                                           --------------
                                                                                              14,645,071
                                                                                           --------------
                       Ecuador - 0.4%
USD     2,000,000      Republic of Ecuador Par Bond,
                              Variable Rate, Step up (3.25%), due 2/28/25                        900,000
                                                                                           --------------
                       France - 8.6%
FRF    14,000,000      Auxiliare Credit Foncier, 10.00% due 4/20/01                            2,938,936
SEK    10,000,000      Credit Foncier, 6.50% due 2/22/99                                       1,367,013
ECU     2,000,000      Credit Foncier, 8.375% due 3/17/04                                      2,593,272
ECU     7,000,000      Government of France, 8.25% due 4/25/22                                 9,482,800
ECU     3,000,000      Societe Nationale des Chemins de Fer, 9.38% due 3/12/01                 3,979,569
                                                                                           --------------
                                                                                              20,361,590
                                                                                           --------------
                       Germany - 3.1%
ESP   250,000,000      Deutsche Ausgleichsbank, 8.60% due 5/22/03                              1,896,582
GBP     2,000,000      Deutsche Pfandbriefe Bank, 6.50% due 12/31/98                           3,235,265
ESP   280,000,000      KFW International Finance, 8.60% due 5/20/03                            2,124,172
                                                                                           --------------
                                                                                               7,256,019
                                                                                           --------------
                       Greece - 1.3%
GRD   750,000,000      Hellenic Republic,
                              Variable Rate, 12 mo. GTB + 1.50% (14.20%), due 9/30/03          2,949,343
                                                                                           --------------

             See accompanying notes to the financial statements.               1

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

       Par Value       Description                                                             Value ($)
----------------------------------------------------------------------------------------------------------
                       Japan - 7.9%
GBP     2,000,000      Export Import Bank of Japan, 10.75% due 5/15/01                         3,659,455
JPY   400,000,000      Japan Development Bank, 6.50% due 9/20/01                               4,035,131
GBP     2,000,000      Japan Finance Corp Municipal Enterprises, 9.125% due 2/16/05            3,558,302
GBP     4,000,000      Kobe City, 9.50% due 10/20/04                                           7,263,438
                                                                                           --------------
                                                                                              18,516,326
                                                                                           --------------
                       Jordan - 0.3%
USD     1,000,000      Hashemite Kingdom of Jordan Par Bond,
                              Variable Rate, Step up (4.00%), due 12/23/23 144A                  665,000
                                                                                           --------------
                       Mexico - 0.9%
FRF    15,000,000      Mexico Par Bond, 6.63% due 12/31/19                                     2,145,753
                                                                                           --------------
                       New Zealand - 0.3%
NZD     1,000,000      New Zealand Index Linked Bond, 4.50% due 2/15/16                          655,411
                                                                                           --------------
                       Spain - 3.8%
ESP   950,000,000      Government of Spain, 10.25% due 11/30/98                                7,079,107
ESP   220,000,000      Government of Spain, 10.90% due 8/30/03                                 1,866,202
                                                                                           --------------
                                                                                               8,945,309
                                                                                           --------------
                       Supranational - 3.0%
JPY   175,000,000      Asian Development Bank, 5.00% due 2/5/03                                1,694,320
SEK    10,000,000      International Finance Corp, 10.63% due 9/20/99                          1,507,182
GBP     2,000,000      International Bank Recon and Development, 11.50% due 11/09/03           3,964,545
                                                                                           --------------
                                                                                               7,166,047
                                                                                           --------------
                       Sweden - 6.0%
SEK    20,000,000      Government of Sweden Index Linked Bond, 4.00% due 12/1/20               2,731,625
SEK    50,200,000      Kingdom of Sweden, 13.00% due 6/15/01                                   8,568,299
SEK    12,500,000      Kingdom of Sweden, 10.25% due 5/5/03                                    2,020,012
SEK     7,000,000      Kingdom of Sweden, 6.00% due 2/9/05                                       905,749
                                                                                           --------------
                                                                                              14,225,685
                                                                                           --------------
                       United Kingdom - 1.7%
GBP     2,000,000      Guaranteed Export Financial Corp, 12.88% due 9/29/02                    4,067,330
                                                                                           --------------
                       United States - 36.5%
                       Asset Backed Securities - 31.3%
USD     5,000,000      Augusta Funding Series 1996-F2,
                              Variable Rate, LIBOR + .30% (5.89%), due 4/15/06 144A            4,951,465
USD     5,000,000      Big Flower Receivables Master Trust 96-2 Class A,
                              Variable Rate, LIBOR + .25% (5.88%), due 4/15/03 144A            5,006,250
USD     6,000,000      Circuit City Credit Card Master Trust 1996-1 Class A,
                              Variable Rate, LIBOR + .17% (5.59%), due 10/15/06                6,003,750
USD    10,000,000      Discover Card Master Trust I 94-2 Class A,
                              Variable Rate, 1 mo. LIBOR + .35% (5.77%), due 10/16/04         10,088,000

2            See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

       Par Value       Description                                                             Value ($)
----------------------------------------------------------------------------------------------------------
                       Asset Backed Securities - continued
USD     3,000,000      Eagle Pier Corp BV,
                              Variable Rate, 6 mo. LIBOR + .25% (6.00%), due 10/03/01          3,015,000
USD     5,000,000      European Sovereign Investments,
                              Variable Rate, 3 mo. LIBOR + .10% (5.60%), due 7/28/99           5,012,500
USD     4,000,000      First Chicago Master Trust II 95-0,
                              Variable Rate, 1 mo. LIBOR + .23% (5.65%), due 2/15/04           4,015,000
USD     1,500,000      First International Funding Co,
                              Variable Rate, 3 mo. LIBOR + .55% (6.05%), due 6/03/98           1,506,750
USD     5,000,000      First USA Credit Card Master Trust 94-4 Class A,
                              Variable Rate, 1 mo. LIBOR + .37% (5.81%), due 8/15/03           5,044,150
USD     9,000,000      National Premier Finance 95-2, 6.21% due 6/01/99 144A                   8,982,000
USD     5,000,000      National Premier Finance IX 96-1A, 7.20% due 7/01/00                    5,080,000
USD     4,000,000      PARMA Food Corp BV,
                              Variable Rate, 3 mo. LIBOR + .25% (5.87%), due 12/20/00          3,996,400
USD     5,966,000      SMS Student Loan 94-A Certificates,
                              Variable Rate, 1 mo. LIBOR + .70% (6.51%), due 7/26/21           5,986,881
USD     5,000,000      Society Student Loan Trust 93-A Class B,
                              Variable Rate, 1 mo. LIBOR + .75% (6.56%), due 7/25/03           5,007,813
                                                                                           -------------
                                                                                              73,695,959
                                                                                           -------------
                       Structured Notes - 0.5%
USD     1,000,000      Bankers Trust Medium Term Note, 17.10% due 10/14/97 (b)                1,135,500
                                                                                           -------------
                       U.S. Government Agency - 4.7%
USD     3,000,000      Agency for International Development Floater (Support of Honduras),
                              Variable Rate, 3 mo. U.S. Treasury Bill * 1.17% (5.82%),
                              due 10/01/11                                                    3,001,875
USD     1,000,000      Agency for International Development Floater (Support of India),
                              Variable Rate, 3 mo. LIBOR + .10% (5.47%), due 2/01/27           1,004,063
USD     2,017,441      Agency for International Development Floater (Support of Morocco),
                              Variable Rate, 6 mo. U.S. Treasury Bill + .45% (5.73%), due
                              11/15/14                                                         2,011,136
USD       333,333      Agency for International Development Floater (Support of Peru),
                              Variable Rate, 6 mo. U.S. Treasury Bill + .35% (5.59%), due
                              2/01/02                                                            331,667
USD     3,822,504      Agency for International Development Floater (Support of Peru),
                              Variable Rate, 6 mo. U.S. Treasury Bill + .35% (5.58%), due
                              5/01/14                                                          3,803,392
USD       996,547      National Oceanic & Atmospheric Administration Floater,
                              Variable Rate, 6 mo. LIBOR + .50% (6.06%), due 6/15/08             997,792
                                                                                           --------------
                                                                                              11,149,925
                                                                                           --------------

                       Total United States                                                    85,981,384
                                                                                           --------------
                       Venezuela - 0.7%
USD     2,000,000      Republic of Venezuela Discount Bond Series B,
                              Variable Rate, 6 mo. LIBOR + .81% (6.44%), due 3/31/20           1,725,000
                                                                                           --------------

                       TOTAL DEBT OBLIGATIONS (Cost $208,869,222)                            210,721,599
                                                                                           --------------

             See accompanying notes to the financial statements.               3

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

       Par Value       Description                                                             Value ($)
----------------------------------------------------------------------------------------------------------
                       LOAN PARTICIPATIONS - 2.5%
                       Ivory Coast - 0.5%
FRF    15,000,000      Ivory Coast Credit Agreement (Participation with Banque Paribas,
                              J.P. Morgan, Bank of America, Chase Manhattan and Salomon)*         1,132,115
                                                                                           -----------------
                       Russia - 2.0%
ECU     1,000,000      Russia Vnesheconombank Loan Agreement
                              (Participation with Bank of America)*                               1,004,376
FRF    25,000,000      Russia Vnesheconombank Loan Agreement (Participation with Banque
                       Paribas, Chase Manhattan, Bank of America, Lehman Brothers
                              and J.P. Morgan)*                                                   3,834,053
                                                                                           -----------------
                                                                                                  4,838,429
                                                                                           -----------------

                       TOTAL LOAN PARTICIPATIONS (Cost $2,513,026)                                5,970,544
                                                                                           -----------------

     Principal Amount  CALL OPTIONS PURCHASED - 3.1%
      (000's omitted)  Cross Currency Options - 2.5%
DEM       140,700      DEM Call/BEF Put, Expires 4/11/97, Knock Out 20.5, Strike 20.5               550,065
ECU        89,700      ECU Call/DEM Put, Expires 5/14/97 Knock Out 1.894, Strike 1.894            2,258,112
ECU       137,800      ECU Call/DEM Put, Expires 6/13/97 Knock Out 1.9075, Strike 1.9075          2,431,457
ECU        64,500      ECU Call/DEM Put, Expires 7/24/97 Knock Out 1.915, Strike 1.92               674,699
                                                                                           -----------------
                                                                                                  5,914,333
                                                                                           -----------------
                       Options on Bonds - 0.5%
USD         5,500      Brazil Discount Z, Expires 4/25/97, Knock Out 73.00, Strike 73.00            488,125
SEK       150,000      Sweden Government Bond 1033, Expires 4/11/97 Strike 117.725                  583,548
                                                                                           -----------------
                                                                                                  1,071,673
                                                                                           -----------------
                       Options on Currency - 0.1%
USD        13,000      German Mark, Expires 2/09/98 , Strike 1.61                                   331,500
                                                                                           -----------------

                       TOTAL CALL OPTIONS PURCHASED (Cost $5,264,164)                             7,317,506
                                                                                           -----------------
                       PUT OPTIONS PURCHASED - 2.7%
                       Cross Currency Options - 0.6%
DEM        55,800      DEM Put/ITL Call, Expires 1/21/98 Strike 950                                 132,212
DEM        88,900      DEM Put/ITL Call, Expires 3/18/97 Strike 1025                              1,184,841
                                                                                           -----------------
                                                                                                  1,317,053
                                                                                           -----------------
                       Options on Bonds - 0.0%
USD         1,000      Venezuela Discount Bond, Expires 7/10/97 Strike 88.25 less DCB offer           3,290
                                                                                           -----------------
                       Options on Currency - 2.1%
USD        53,700      French Franc, Expires 6/30/97 Strike 5.195                                 4,349,700
USD        13,000      German Mark, Expires 2/9/98 Strike 1.61                                      618,800
                                                                                           -----------------
                                                                                                  4,968,500
                                                                                           -----------------

                       TOTAL PUT OPTIONS PURCHASED (Cost $2,585,452)                              6,288,843
                                                                                           -----------------

4            See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

                       Description                                                             Value ($)
----------------------------------------------------------------------------------------------------------
                       RIGHTS AND WARRANTS - 0.0%
           Shares      Venezuela - 0.0%
              19,280   Republic of Venezuela Recovery Warrants,
                              Expires 4/15/20                                                       -
                                                                                           -----------------
                       TOTAL RIGHTS AND WARRANTS (Cost $0)                                          -
                                                                                           -----------------
                       SHORT-TERM INVESTMENTS - 1.4%
       Par Value ($)   Repurchase Agreement - 0.2%
             451,365   Salomon Brothers Repurchase Agreement, dated 2/28/97, due 3/3/97, with a maturity value of $451,547 and an effective yield of 4.85%, collateralized by U.S. Treasury Obligations with rates ranging from 7.25% to 11.88%, with maturity dates ranging from 11/15/03
                       to 5/15/20 and with an aggregate market value of $460,881.                   451,365
                                                                                           -----------------
                       U.S. Government - 1.2%
           3,000,000   U.S. Treasury Bill, 5.56% due 1/08/98 (a)                                  2,862,639
                                                                                           -----------------
                       TOTAL SHORT-TERM INVESTMENTS (Cost $3,291,053)                             3,314,004
                                                                                           -----------------
                       TOTAL INVESTMENTS - 99.1%
                       (Cost $222,522,917) * *                                                  233,612,496

                       Other Assets and Liabilities (net) -  0.9%                                 2,170,627
                                                                                           -----------------
                       TOTAL NET ASSETS - 100.0%                                           $    235,783,123
                                                                                           =================

             See accompanying notes to the financial statements.               5

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

--------------------------------------------------------------------------------

                       Notes to the Schedule of Investments:

                       DCB - Debt Conversion Bond

                       GTB - Greek Treasury Bill

                       PIK - Payment In Kind

                       Knock Out - Option will expire if underlying security reaches knock out price.

                       (a) All or a portion of this security is held as collateral for open futures.

                       (b) Principal is linked to the value of the Brazilian Capitalization Bond and the Brazilian IDU Bond. Restricted as to public resale. At the date of aquisition, this security was valued at cost. There were no outstanding unrestricted securities of the same class as those held.

                       144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       Variable and step up rates - The rates shown on variable
                             and step up rate notes are the current interest rates at February 28, 1997, which are subject to change based on the terms of the security.

                       * Non-performing. Borrower not currently paying interest.

                       ** The aggregate identified cost for federal income tax purposes is $222,629,914, resulting in gross unrealized appreciation and depreciation of $15,743,877 and $4,761,295, respectively, and net unrealized appreciation of $10,982,582.

                       AUD - Australian Dollar        GBP - British Pound
                       BEF - Belgian Franc            GRD - Greek Drachma
                       CAD - Canadian Dollar          ITL - Italian Lira
                       CHF - Swiss Franc              JPY - Japanese Yen
                       DEM - German Mark              NLG - Netherlands Guilder
                       DKK - Danish Krone             NZD - New Zealand Dollar
                       ECU - European Currency Unit   SEK - Swedish Krona
                       ESP - Spanish Peseta           USD - United States Dollar
                       FRF - French Franc

6            See accompanying notes to the financial statements.

    GMO International Bond Fund
   (A Series of GMO Trust)

   Statement of Assets and Liabilities - February 28, 1997
   --------------------------------------------------------------------------------------------------------

   Assets:
     Investments, at value (cost $222,522,917) (Note 1)                                 $      233,612,496
     Foreign currency, at value (cost $3,113,622) (Note 1)                                       3,586,173
     Interest receivable                                                                         5,753,216
     Receivable for open forward foreign currency contracts (Note 6)                            12,292,835
     Receivable for expenses waived or borne by Manager (Note 2)                                    50,565
                                                                                         ------------------
       Total assets                                                                            255,295,285
                                                                                         ------------------

   Liabilities:
     Written options outstanding, at value (premiums $1,200,550) (Note 6)                        1,073,800
     Payable to brokers for open futures contracts (Notes 1 and 6)                                 456,331
     Payable for open forward foreign currency contracts (Note 6)                               17,799,859
     Payable to affiliate for (Note 2):
       Management fee                                                                               72,413
       Shareholder service fee                                                                      27,155
     Accrued expenses                                                                               82,604
                                                                                         ------------------
       Total liabilities                                                                        19,512,162
                                                                                         ------------------


   Net assets                                                                           $      235,783,123
                                                                                         ==================

   Net assets consist of:
     Paid-in capital                                                                    $      224,754,636
     Accumulated undistributed net investment income                                             5,273,327
     Accumulated undistributed net realized gain                                                   786,358
     Net unrealized appreciation                                                                 4,968,802
                                                                                         -----------------
                                                                                        $      235,783,123
                                                                                         ==================

   Net assets attributable to:
     Class III shares                                                                   $      235,783,123
                                                                                         ==================

   Shares outstanding:
     Class III                                                                                  21,873,511
                                                                                         ==================

   Net asset value per share:
     Class III                                                                          $            10.78
                                                                                         ==================


              See accompanying notes to the financial statements.

   GMO International Bond Fund
   (A Series of GMO Trust)

   Statement of Operations - Year Ended February 28, 1997
   -----------------------------------------------------------------------------

   Investment income:
      Interest (including securities lending income of $5,992)                     $       15,566,242
                                                                                     -----------------

   Expenses:
      Management fee (Note 2)                                                                 849,645
      Custodian and transfer agent fees                                                       158,671
      Audit fees                                                                               66,140
      Registration fees                                                                        11,105
      Legal fees                                                                               10,222
      Trustees fee (Note 2)                                                                     1,032
      Miscellaneous                                                                             2,043
      Fees waived or borne by Manager (Note 2)                                               (493,567)
                                                                                     -----------------
                                                                                              605,291
      Shareholder service fee (Note 2)
         Class III                                                                            244,354
                                                                                     -----------------
         Net expenses                                                                         849,645
                                                                                     -----------------
            Net investment income                                                          14,716,597
                                                                                     -----------------

   Realized and unrealized gain (loss):
         Net realized gain (loss) on:
            Investments                                                                     8,015,644
            Closed futures contracts                                                        7,722,273
            Written options                                                                   819,216
            Foreign currency, forward contracts and foreign
              currency related transactions                                                  (891,450)
                                                                                     -----------------
              Net realized gain                                                            15,665,683
                                                                                     -----------------

         Change in net unrealized appreciation (depreciation) on:
            Investments                                                                    (1,832,538)
            Open futures contracts                                                         (1,263,963)
            Written options                                                                  (673,475)
            Foreign currency, forward contracts and foreign
              currency related transactions                                                (4,030,210)
                                                                                     -----------------
              Net unrealized loss                                                          (7,800,186)
                                                                                     -----------------


            Net realized and unrealized gain                                                7,865,497
                                                                                     -----------------

   Net increase in net assets resulting from operations                            $       22,582,094
                                                                                     =================

8             See accompanying notes to the financial statements.

   GMO International Bond Fund
   (A Series of GMO Trust)

   Statement of Changes in Net Assets
   -----------------------------------------------------------------------------

                                                                                   Year Ended
                                                                     February 28, 1997     February 29, 1996
                                                                     -----------------     -----------------
   Increase (decrease) in net assets:
   Operations:
      Net investment income                                        $       14,716,597    $       15,920,549
      Net realized gain                                                    15,665,683             6,632,580
      Change in net unrealized appreciation (depreciation)                 (7,800,186)           14,322,520
                                                                     -----------------     -----------------
      Net increase in net assets resulting from operations                 22,582,094            36,875,649
                                                                     -----------------     -----------------

   Distributions to shareholders from:
      Net investment income
           Class III                                                      (15,718,077)          (10,442,087)
      Net realized gains
           Class III                                                      (10,685,120)           (5,446,434)
      In excess of net realized gains
           Class III                                                       (2,935,300)            -
                                                                     -----------------     -----------------

                                                                          (29,338,497)          (15,888,521)
                                                                     -----------------     -----------------
   Net share transactions:  (Note 5)
           Class III                                                       48,619,210            21,743,817
                                                                     -----------------     -----------------

      Total increase in net assets                                         41,862,807            42,730,945

   Net assets:
      Beginning of period                                                 193,920,316           151,189,371
                                                                     -----------------     -----------------

      End of period (including accumulated undistributed
         net investment income of $5,273,327 and
         $4,884,754, respectively)                                 $      235,783,123    $      193,920,316
                                                                     =================     =================

   GMO International Bond Fund
   (A Series of GMO Trust)

   Financial Highlights
   (For a Class III share outstanding throughout each period)
   -----------------------------------------------------------------------------

                                                                     Year Ended February 28/29,
                                                  --------------------------------------------------------------
                                                      1997              1996           1995          1994 *
                                                  ------------       ----------     ----------     ----------
   Net asset value, beginning of period         $        10.92     $       9.64   $       9.96   $      10.00
                                                  ------------       ----------     ----------     ----------

   Income from investment operations:
    Net investment income                                 0.71             0.62           0.98           0.08
    Net realized and unrealized gain (loss)               0.65             1.55          (0.21)         (0.12)
                                                  ------------       ----------     ----------     ----------
       Total from investment operations                   1.36             2.17           0.77          (0.04)
                                                  ------------       ----------     ----------     ----------

   Less distributions to shareholders:
    From net investment income                           (0.81)           (0.59)         (0.75)             -
    From net realized gains                              (0.54)           (0.30)         (0.34)             -
    In excess of net realized gains                      (0.15)               -              -              -
                                                  ------------       ----------     ----------     ----------
       Total distributions                               (1.50)           (0.89)         (1.09)             -
                                                  ------------       ----------     ----------     ----------

   Net asset value, end of period               $        10.78     $      10.92   $       9.64   $       9.96
                                                  ============       ==========     ==========     ==========

   Total Return (a)                                      12.39%           22.72%          8.23%         (0.40%)

   Ratios/Supplemental Data:

    Net assets, end of period (000's)           $      235,783     $    193,920   $    151,189   $     39,450
    Net expenses to average
       daily net assets                                   0.40%            0.40%          0.40%          0.40%**
    Net investment income to average
       daily net assets                                   6.93%            8.17%          7.51%          5.34%**
    Portfolio turnover rate                                 95%              99%           141%            14%
    Fees and expenses voluntarily waived or
       borne by the Manager consisted of the
       following per share amounts:             $         0.02     $       0.01   $       0.02   $       0.01

    * For the period from December 22, 1993 (commencement of operations) to February 28, 1994.
    **    Annualized.
    (a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the periods shown.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------

1.  Significant accounting policies

    The GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

    The Fund seeks high total return by investing primarily in investment grade bonds denominated in various currencies including U.S. dollars and multicurrency units. The Fund generally seeks to provide a total return greater than that provided by the international fixed income securities market.

    On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. At February 28, 1997, Class III was the only active class of shares of the Fund.

    The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    Portfolio valuation
    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

    Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
    Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

    Foreign currency translation
    The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

    Futures contracts
    The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
    Forward currency contracts
    The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under
    Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1997.

    Options
    The Fund may write call and put options on securities it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for a summary of open written option contracts as of February 28, 1997.

    The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
    Loan agreements
    The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

    Indexed securities
    The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

    Repurchase agreements
    The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

    Security lending
    The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, there were no securities on loan.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

    Taxes
    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

    Distributions to shareholders
    The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions and redemptions in-kind. Gains resulting from such in-kind transactions amounted to $1,877,485.

    The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


          Undistributed Net Investment      Accumulated Net Realized
                    Income                          Gain/(Loss)             Paid-in Capital
    ------------------------------------  -----------------------------   --------------------
                  $1,390,053                        ($3,225,379)                $1,835,326

    Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

    Security transactions and related investment income
    Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

    Allocation of operating activity
    The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

    Purchases and redemptions of Fund shares
    The premium on cash purchases of Fund shares is .15% of the amount invested. Effective June 1, 1996, the Manager will reduce such premium only when any portion of a purchase is offset by a corresponding redemption occurring on the same day. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $150,377 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

    Investment risk
    There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.  Fees and other transactions with affiliates

    GMO earns a management fee paid monthly at the annual rate of .40% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

    GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .25% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .40%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

    The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $1,032. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.  Purchases and sales of securities

    For the year ended February 28, 1997, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                    Purchases       Proceeds
                                                  -------------   ------------
    U.S. Government securities                   $   10,155,546  $     -
    Investments (non-U.S. Government securities)    207,780,621    183,295,275

4.  Principal shareholders

    At February 28, 1997, 33% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.  Share transactions

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:



    Class III:                                         Year Ended                       Year Ended
                                                   February 28, 1997                 February 29, 1996
                                            -----------------------------  --------------------------------
                                               Shares           Amount        Shares            Amount
                                            -----------      ------------  ------------     ---------------
    Shares sold                              9,398,594      $108,940,870    11,762,649     $   129,800,791
    Shares issued to shareholders in
     reinvestment of distributions
                                             2,130,615        23,653,871     1,091,175          11,864,446
    Shares repurchased
                                            (7,421,298)      (83,975,531)  (10,775,703)       (119,921,420)
                                            -----------      ------------  ------------     ---------------
    Net increase                             4,107,911      $ 48,619,210     2,078,121     $    21,743,817
                                            ===========      ============  ============     ===============

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

6.  Financial instruments

    A summary of outstanding financial instruments at February 28, l997 is as follows:


    Forward currency contracts

                                                                                        Net Unrealized
            Settlement                                                                   Appreciation
               Date             Deliver/Receive  Units of Currency       Value          (Depreciation)
        -----------------       ---------------  -----------------   -------------   -------------------
         Buys
           04/24/97                  CAD                11,300,000   $   8,297,993  $           (102,994)
           04/25/97                  FRF                 7,089,180       1,248,637                (2,386)
           03/07/97                  DEM               311,500,000     184,594,637           (12,765,948)
           03/20/97                  DEM                15,400,000       9,133,251              (712,478)
           04/18/97                  GBP                 7,200,000      11,735,949                80,720
           03/20/97                  ITL            34,498,134,000      20,389,932            (1,988,454)
           04/10/97                  JPY             7,120,000,000      59,344,864            (1,401,913)
                                                                                     -------------------
                                                                                    $        (16,893,453)
                                                                                     -------------------
          Sales
           05/23/97                  AUD                 5,700,000   $   4,419,769  $            (60,979)
           04/24/97                  CAD                34,600,000      25,408,015               437,098
           03/07/97                  DEM               142,600,000      84,504,640             7,448,217
           03/20/97                  DEM                33,300,000      19,749,172             2,629,214
           04/25/97                  DEM                 2,100,000       1,248,288                 2,658
           04/18/97                  GBP                13,100,000      21,352,908               520,867
           03/20/97                  ITL            15,206,345,000       8,987,626               858,103
           04/10/97                  JPY               970,000,000       8,084,904                93,596
           03/21/97                  NZD                   950,000         656,378                10,806
                                                                                     -------------------
                                                                                    $         11,939,580
                                                                                     ===================

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
Forward cross currency contracts

                                                                                     Net
                                                                                 Unrealized
              Settlement                                                        Appreciation
                 Date     Deliver/Units of Currency  Receive/In Exchange for   (Depreciation)
            ------------ -------------------------- ------------------------   --------------
                03/14/97  DEM            86,800,000  NLG          97,542,560  $      (41,375)
                03/20/97  DEM            14,700,000  ITL      14,756,112,000           3,415
                04/25/97  DEM            19,500,000  FRF          65,821,633           2,100
                04/28/97  DEM           133,812,539  ECU          69,100,000          38,799
                05/05/97  DEM            20,000,000  CHF          17,305,000         (81,645)
                05/07/97  DEM            20,300,000  SEK          89,912,680         (55,508)
                07/23/97  DEM            21,600,000  ESP       1,828,054,500        (188,917)
                04/28/97  ECU            49,500,000  DEM          95,893,875          (5,887)
                04/25/97  FRF               675,434  DEM             200,000             (81)
                03/20/97  ITL        44,412,547,000  DEM          44,400,000          82,439
                03/14/97  NLG            63,720,179  DEM          56,800,000          84,803
                05/06/97  SEK            98,553,420  DEM          25,800,000          (9,376)
                05/07/97  SEK           268,500,750  DEM          59,700,000        (381,918)
                                                                               --------------
                                                                               $    (553,151)
                                                                               ==============

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
Futures contracts


                                                                                       Net Unrealized
Number of                                                             Contract          Appreciation
Contracts                 Type                   Expiration Date        Value          (Depreciation)
---------    ---------------------------------   ---------------   -------------     ------------------
Buys
    75       Australian Government Bond 3 Year    March 1997     $    6,834,195     $          (28,047)
   129       Australian Government Bond 10 Year   March 1997         13,351,797               (308,990)
    63       Canadian Government Bond 10 Year     June 1997           5,377,287                (51,516)
    36       German Government Bond               June 1997           5,451,799                 (8,282)
   100       Italian Government Bond 10 Year      June 1997          15,164,077               (293,758)
     4       Japanese Government Bond 10 Year     June 1997           4,118,210                  2,113
    77       MATIF ECU Bond                       March 1997          9,301,604                139,578
    56       MATIF ECU Bond                       June 1997           6,192,116                (29,077)
   150       U.K. Gilt                            March 1997         14,062,427                186,546
   213       U.K. Gilt                            June 1997          19,394,528               (154,292)
    13       U.S. Treasury Bond                   June 1997           1,435,688                   (910)
                                                                                     ------------------
                                                                                    $         (546,635)
                                                                                     ==================
Sales
    78       French Government Bond 10 Year       March 1997     $    9,969,652     $         (306,028)
   127       French Government Bond 10 Year       June 1997          14,615,354                (23,251)
   132       Spanish Government Bond 10 Year      June 1997          10,365,268                195,130
    68       Swiss Government Bond                March 1997          6,340,242               (312,273)
    14       Swiss Government Bond                June 1997           1,143,613                 (2,863)
    30       U.S. Treasury Note 5 Year            June 1997           3,172,969                 18,962
    10       U.S. Treasury Note 10 Year           March 1997          1,083,438                 23,988
    27       U.S. Treasury Note 10 Year           June 1997           2,907,563                  2,985
   100       U.S. Treasury Bill                   June 1997          23,692,500                 30,450
                                                                                     ------------------
                                                                                    $         (372,900)
                                                                                     ==================


    At February 28, 1997, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
Written option transactions


                                                        Puts                            Calls
                                           Principal                       Principal
                                            Amount                          Amount
                                         of Contracts                    of Contracts
                                        (000's omitted)      Premiums   (000's omitted)      Premiums
                                      ------------------    ---------- -----------------    -----------
     Outstanding, beginning of period             8,000    $  404,000          2,018,000   $   759,925
     Options written                             13,000       646,750          2,113,000       613,090
     Options exercised                           (8,000)     (404,000)           -             -
     Options expired                                 -             -         (4,118,000)      (819,215)
                                      ------------------    ---------- -----------------    -----------
     Outstanding, end of period                  13,000    $  646,750            13,000    $   553,800
                                      ==================    ========== =================    ===========


Summary of written options outstanding

                           Principal
                            Amount
                         of Contracts
                        (000's omitted)   Exercise Price  Expiration Date      Value
                     -------------------  --------------  ---------------   -----------
     Calls
     Japanese Yen Call      13,000 JPY       117.00 JPY         02/09/98   $    429,000
     Puts
     Japanese Yen Put       13,000 JPY       117.00 JPY         02/09/98        644,800
                                                                             ----------
                                                                            $ 1,073,800
                                                                             ==========

    See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO International Bond Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (Unaudited)
--------------------------------------------------------------------------------
For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 14.52% of distributions as net capital gain dividends.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO International Bond Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. since 1993.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the International Bond Fund returned 12.4% for the fiscal year ended February 28, 1997, compared to 1.7% for the J.P. Morgan Non-U.S. Government Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic, fixed income instruments throughout the period.

The past year was an exceptional period for the Fund. It outperformed its benchmark by 10.7% by following a variety of successful strategies. During the year, bond market selection, currency selection and the decision to include emerging country debt added value above the benchmark return in each quarter. Although foreign interest rates generally declined during the year, the strength of the U.S. dollar meant that many foreign bond markets performed poorly. This was especially true in Japan, the second largest bond market in he world, where the bond market produced a total return (in U.S. dollars) of -5.1% for the twelve months ended February 28, 1997. The Fund was significantly underweight in the Japanese market throughout the year and overweighted many of the high yielding bond markets. The bond markets in Italy, Spain and Sweden rose strongly on increased confidence in the European Monetary Union (EMU). The Fund was overweight in the U.K. pound, one of the few currencies which outperformed the U.S. dollar.

During the year the Fund held a position in emerging country sovereign debt, emphasizing undervalued issues. The strong bull market resulting from improved country fundamentals and renewed investor confidence produced index returns of more than 40% and helped the Fund exceed its benchmark's return.

Outlook
-------

The Fund is structured to benefit from outperformance in the Australian, Canadian, Danish, U.K., Swedish and emerging bond markets. We expect underperformance from the French, Japanese, Spanish and Swiss bond markets. Our strategy maintains a market duration in each country. Strong relative performance is expected from the U.K. pound, Dutch guilder, Italian lira, Spanish peseta, Swiss franc and U.S. dollar. The Australian dollar, Belgian franc, Canadian dollar, French franc, Deutschemark and Swedish krona are expected to underperform.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO International Bond Fund Class III Shares and the
JP Morgan Non-U.S. Government Bond Index
As of February 28, 1997

        Average Annual Total Return

                                           Since
                                         Inception
                  1 Year     5 Year      12/22/93
Class III         12.3%        n/a       13.2%


           [LINE GRAPH APPEARS HERE]

  Date         GMO International Bond Fund      J.P. Morgan Non-U.S. Government Bond Index
12/22/93                 9,985                                    10,000
02/28/94                 9,945                                     9,934
02/28/95                10,764                                    10,930
02/29/96                13,198                                    12,339
02/28/97                14,848                                    12,550

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Class I shares and Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants


To the Trustees of GMO Trust and the Shareholders of GMO Emerging Markets Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 17, 1997

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             STOCK AND EQUIVALENTS - 96.3%
                             Argentina - 4.5%
                 3,738,978   Acindar Industria Argentina de Aceros SA Class A *                            7,013,389
                 5,686,520   Alpargatas SA *                                                               5,518,132
                    36,000   Astra Cia Argentina                                                              65,186
                   821,616   Atanor SA D Shares                                                            1,397,306
                   200,940   Capex SA Class A (Voting)                                                     1,889,592
                 1,013,454   Central Costanera Class B (Voting)                                            3,396,429
                 1,459,500   Central Puerto B Shares                                                       4,453,256
                 9,909,657   Cia Celulosa Argentina SA Class B *                                           2,230,565
                   322,013   Ciadea SA (Bearer) *                                                          1,659,028
                   199,607   Corcemar Class B *                                                            1,228,074
                   156,122   Fiplasto Class B                                                                687,212
                 1,494,939   Garovaglio Y Zorraquin                                                        5,159,603
                   873,823   Indupa SA Industrial y Comercial *                                            1,075,232
                   269,229   Juan Minetti SA                                                               1,171,615
                 1,502,459   Ledesma SA                                                                    1,818,703
                   328,998   Nobelza Piccardo                                                              1,701,600
                    67,983   Pirelli Cables Industria *                                                      180,227
                   904,358   Polledo *                                                                     1,040,428
                   337,950   Quimica Estrella Class B                                                        439,511
                    45,970   Quimica Estrella Preferred 10% *                                                 45,988
                   468,308   Rigolleau Christalerias Preferred *                                             557,510
                   630,553   Sevel Argentina Class 1                                                       1,577,013
                 3,099,418   Siderca                                                                       6,294,336
                    53,200   Telecom Argentina SA ADR                                                      2,560,250
                    62,200   Telefonica de Argentina ADR                                                   1,967,075
                 1,284,000   Transportadora De Gas Del Sur Class B                                         3,288,355
                   741,503   YPF SA ADR                                                                   19,835,205
                                                                                                   ------------------
                                                                                                          78,250,820
                                                                                                   ------------------
                             Brazil - 9.7%
                 6,531,000   Acos Villares SA Preferred                                                    1,553,520
                35,870,000   Alpargatas de Sao Paulo Preferred                                             2,218,411
                 2,300,000   Alpargatas de Sao Paulo                                                         146,622
                 1,557,000   Aracruz Cellulose Class B Preferred                                           2,844,377
               354,319,000   Banco Estado Sao Paulo Preferred                                              1,415,928
               148,940,000   Banco Nacional Preferred (b)                                                      1,417
                33,740,000   Belgo Mineira Preferred (Registered)                                          3,049,762
                 4,400,000   Belgo Mineira (Registered)                                                      401,903
               119,000,000   Bombril SA Preferred                                                          1,912,379
                 2,319,000   Brasinca Industrial SA Preferred                                                 88,259

              See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Brazil - continued
                30,402,000   Caemi Mineracao e Metalurgica SA Preferred                                    1,706,677
               518,600,000   Cemig Preferred                                                              20,896,965
                 2,321,557   Centrais Electric Preferred Class B *                                         3,224,998
               143,400,000   Ceva Ceval Alimentos SA Preferred                                             1,678,230
               162,100,000   Cia Energetica de Sao Paulo SA Preferred (Registered) *                       8,868,459
               246,500,000   Cia Hering Preferred (Registered)                                             1,620,661
                16,000,000   Copel PNA                                                                       190,295
                12,689,000   Copene-Petroquimica do Nordeste SA Class A Preferred                          4,666,316
                 3,937,000   Cosipa PN Class B *                                                           3,408,820
                 9,800,000   Electrobras                                                                   4,307,897
                60,023,771   Electrobras Class B Preferred (Registered)                                   27,241,997
                69,600,000   Ericsson Telecom Perferred                                                    1,874,101
                   493,500   Estrela SA Preferred *                                                          225,385
               543,000,000   Fertilizantes Fosfatados Preferred                                            2,195,766
                 1,300,000   Iochpe Maxion Preferred                                                         118,126
               262,400,000   Iparanga Brasil De Petroleo Preferred                                         3,919,772
                 7,230,000   Light Particpacoes *                                                          2,140,108
                42,420,000   Mesbla Preferred (Registered) *                                                 201,808
               335,746,000   Olvebra Preferred *                                                              25,556
               205,500,000   Petrobras Distrib Preferred                                                   4,106,089
                63,210,000   Petroleo Brasileiro SA Preferred                                             12,930,685
                   770,000   Sadia Concordia Preferred (Registered)                                          534,824
                30,200,000   Siderurgica de Nacional                                                       1,112,027
               583,800,000   Siderurgica de Tubarao Preferred Class B                                      9,831,836
               476,803,993   Siderurgica Riograndense Preferred (Registered)                               9,118,706
               172,850,000   Telecomunicacoes Brasileiras SA                                              16,362,366
                 5,830,152   Unipar Preferred                                                              2,662,676
             6,007,400,000   Usiminas Preferred                                                            6,916,226
                   673,000   Varig Preferred (Registered) *                                                1,280,685
                                                                                                   ------------------
                                                                                                         167,000,635
                                                                                                   ------------------
                             Chile - 1.8%
                    38,800   Banco de Santiago Sponsored ADR                                               1,081,550
                    22,000   Chile Fund Inc                                                                  530,750
                    25,400   Chilectra SA Sponsored ADR                                                    1,682,496
                   100,000   Chilgener ADR                                                                 2,525,000
                    47,000   Chilquinta Sponsored ADR                                                        716,750
                    94,200   Chilquinta Sponsored ADR 144A                                                 1,436,550
                   153,000   Compania de Telefones de Chile ADR                                            4,475,250
                    63,000   Conchatoro (Vina De Concha) ADR                                               1,771,875
                    14,200   Cristalerias de Chile SA ADR                                                    317,725

              See accompanying notes to the financial statements.
2

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Chile - continued
                    46,900   Embotelladora Andina Sponsored ADR                                            1,711,850
                   192,700   Empresa Natl de Electricidad ADR                                              3,709,475
                    77,500   Enersis SA ADR                                                                2,567,188
                 1,330,000   Five Arrows Chile Investment Trust Ltd                                        4,116,350
                   110,800   Maderas Y Sinteticos Soc ADR                                                  1,842,050
                    45,500   Soc Quinica Y Min de Chile ADR                                                2,650,375
                                                                                                   ------------------
                                                                                                          31,135,234
                                                                                                   ------------------
                             China - 1.5%
                 3,150,000   Chengdu Telecom Cable Class H *                                                 447,443
                   110,000   China Estn Airlns Ltd Spon ADR *                                              2,406,250
                   953,315   China First Pencil Class B                                                      486,191
                 3,826,000   Dongfang Electrical Machinery Class H                                         1,284,556
                   930,000   Guangdong Kelon Elec Holding H                                                  828,642
                    25,000   Guangshen Railway Sponsored ADR *                                               603,125
                 7,034,000   Harbin Power Equipment Class H                                                1,289,809
                    59,650   Huaneng Power International ADR *                                             1,312,300
                10,616,000   Maanshan Iron & Steel Class H                                                 2,481,271
                 4,140,000   Northeast Electrical Transmission & Transformation Machinery
                               Manufacturing Company Ltd Class H                                             657,567
                 5,004,000   Qingling Motor Co Ltd                                                         3,037,035
                 1,172,900   Shanghai Chlor-Alkali Chemical Co Class B                                       372,982
                 3,893,989   Shanghai Erfangji Textile Machinery Co Ltd Class B *                            708,706
                   520,992   Shanghai Haixing Shipping Co Ltd Class B                                        255,286
                 2,408,000   Shanghai Haixing Shipping Co Ltd Class H                                        254,979
                 1,311,115   Shanghai Hero Co Ltd Class B                                                    545,424
                12,244,000   Shanghai Petrochemical Co Class H                                             3,478,409
                   481,580   Shanghai Phoenix Bicycle Class B *                                               79,942
                   735,000   Shenzhen China Bicycle Co Class B *                                             336,938
                 1,001,000   Shenzhen Konka Electronic Class B                                             1,169,815
                 9,210,000   Tianjin Bohai Chemical Industry (Group) Co Ltd Class H                          987,126
                 8,860,000   Yizheng Chemical Fibre Co                                                     2,070,842
                                                                                                   ------------------
                                                                                                          25,094,638
                                                                                                   ------------------
                             Colombia - 0.0%
                    26,200   Banco Ganadero SA Sponsored ADR                                                 802,375
                                                                                                   ------------------

                             Czech Republic - 2.8%
                    18,000   Alpha Effect                                                                    500,703
                     9,300   Bohatstvi *                                                                     263,481
                    52,000   Cez Ii                                                                        1,640,885
                    47,200   CEZ                                                                           1,950,815
                    15,000   Chemopetrol Group AS                                                            732,636



              See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Czech Republic - continued
                    19,000   CKD Praha Holding AS *                                                          651,689
                    60,934   Czech Republic Fund Inc                                                         929,244
                    38,397   IF Zivnobanka                                                                   644,011
                   403,249   IPS Praha *                                                                   4,356,832
                    58,456   Izohorskie Zavody *                                                           1,958,276
                    18,200   Kaucuk Group AS                                                                 936,999
                   197,800   Komercni Bank AS GDR 144A                                                     6,923,000
                    98,600   Komercni Bank AS GDR (Registered)                                             3,451,000
                     9,800   Komercni Banka                                                                  238,992
                     2,870   Leciva AS *                                                                     243,637
                     5,272   Metrostav AS                                                                    510,835
                     1,820   Metrostav AS Rights 1/30/97 *                                                    93,637
                    64,000   PF IKS KB Plus                                                                  419,276
                    31,000   PIF (Privat Inv Fond)                                                           485,920
                    62,300   RIF                                                                           2,247,971
                    16,624   Sepap AS *                                                                      691,645
                   111,231   Skoda Koncern                                                                 4,387,434
                   367,188   SP Vseobecny *                                                                1,171,274
                    27,366   Spif Cesky                                                                      345,419
                   182,980   Spif Vynosovy                                                                 1,311,707
                    17,000   Sporitelni Preferred *                                                          447,230
                    74,470   SPT Telecom AS *                                                              9,655,174
                     1,926   Stavby Silnic A Zeleznic SA                                                      89,909
                    28,350   Synthesia *                                                                     264,490
                    74,433   Zivnobanka Preferred                                                          1,217,786
                                                                                                   ------------------
                                                                                                          48,761,907
                                                                                                   ------------------
                             Egypt - 0.6%
                    84,000   Al Ahram Beverages Co GDR *                                                   1,465,800
                    23,000   Alexandria Cement                                                               464,407
                    23,990   Eastern Company Tobacco                                                         707,148
                    14,800   Egyptian International Pharm Investment                                         911,776
                   117,800   Helwan Cement Co                                                              2,656,360
                    17,810   Middle Egypt Flour Mills                                                        308,427
                    37,881   Suez Cement Co GDR 144A *                                                       723,527
                    85,000   Suez Cement Co GDR (Registered) *                                             1,623,500
                    24,623   Suez Cement Co                                                                  528,242
                    60,250   Torrah Portland Cement                                                        1,487,380
                    12,000   Upper Egypt Flour Mills                                                         306,464
                                                                                                   ------------------
                                                                                                          11,183,031
                                                                                                   ------------------

4             See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Greece - 2.3%
                    94,170   Aegek                                                                           572,377
                    53,600   Alpha Credit Bank (Registered)                                                4,662,463
                    97,280   Alpha Leasing (Registered)                                                    2,293,092
                    31,400   Aluminum of Greece Preferred 10.41%                                           1,700,952
                     8,430   Aluminum of Greece (Registered)                                                 477,675
                   673,470   Balkan Export *                                                                 610,580
                   236,900   Boutaris Wine Co *                                                              241,625
                   227,346   Commercial Bank of Greece (Registered)                                        9,189,340
                    75,740   Delta Dairy SA Common                                                           987,092
                       530   Delta Dairy SA Preferred                                                          5,095
                     8,940   Econ Viomihanies (a) *                                                            7,700
                    68,807   Ergo Bank SA (Registered)                                                     4,053,510
                    80,880   Etba Leasing (Registered)                                                       947,144
                    87,500   Etma Rayon Manufacturing                                                        231,377
                   245,820   Hellenic Sugar Industry                                                       1,996,498
                    33,000   Hellenic Technodom SA                                                           550,000
                    29,050   Ionian Bank (Registered)                                                        641,971
                    25,800   Michaniki SA (Registered)                                                       283,808
                   103,000   Naoussa Spinning Mills SA                                                       400,763
                    87,575   National Bank of Greece (Registered)                                          8,998,338
                     6,250   National Investment Bank for Industrial Development (Registered)                242,001
                    13,500   National Mortgage Bank of Greece                                                856,754
                    26,750   Petzetakis SA Preferred *                                                        68,714
                    14,500   Petzetakis SA *                                                                  67,647
                    42,190   Shelman                                                                         245,439
                    41,000   Strintzis Lines SA                                                              154,106
                                                                                                   ------------------
                                                                                                          40,486,061
                                                                                                   ------------------
                             Hungary - 1.4%
                     3,280   Cofinec Sponsored GDR 144A *                                                    107,830
                    89,972   Danubus Hotel (Registered) *                                                  2,872,728
                    38,614   Egis Gyogysergyar                                                             2,287,650
                 2,493,951   Fotex (Registered) *                                                          1,960,553
                    46,046   Graboplast (Registered)                                                       2,152,197
                     8,293   Matav (Registered) *                                                          2,692,763
                   140,000   Mol Magyar Olay GDR 144A                                                      2,467,500
                    62,800   OTP Bank GDR                                                                  1,334,500
                    24,982   OTP Bank (Registered)                                                           533,667
                    67,912   Pannonplast Muanyagipari                                                      3,094,910
                    37,826   Pick Szeged (Bearer)                                                          2,531,861
                     7,316   Richter Gedeon Vegyeszeti Gyar                                                  500,945


              See accompaying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Hungary - continued
                    68,000   Tiszai Vegyi Kombinat GDR 144A *                                                875,500
                    15,000   Tiszai Vegyi Kombinat GDR (Registered) *                                        193,125
                    22,751   Zalakeramia AG                                                                1,077,641
                                                                                                   ------------------
                                                                                                          24,683,370
                                                                                                   ------------------
                             India - 7.4%
                   481,000   Arvind Mills Ltd GDR                                                          2,405,000
                   492,800   Arvind Mills Ltd                                                              1,991,527
                    25,000   Ashok Leyland GDR 144A *                                                        228,125
                   414,600   Ashok Leyland Ltd GDR                                                         3,783,225
                   227,800   Ballarpur Industries                                                            412,681
                   460,300   Bombay Dyeing & Manufacturing Co Ltd GDR *                                    1,829,693
                   155,000   BSES Ltd                                                                      1,041,109
                    40,000   BSES Ltd GDR                                                                    844,000
                   104,000   BSES Ltd Sponsored GDR 144A                                                   2,194,400
                     2,500   Century Textiles & Industrial GDR *                                             157,500
                   697,000   Cesc Ltd GDR                                                                  1,045,500
                   591,804   Core Parentals Ltd GDR                                                          295,902
                    45,000   DCW Ltd GDR                                                                      90,000
                   975,700   Escorts                                                                       2,338,634
                    20,600   Excel Industries                                                                131,936
                   254,000   Finolex Cables Ltd GDR                                                        1,111,250
                   255,520   Garden Silk Mills Ltd GDR                                                       255,520
                   337,500   Glaxo India Ltd                                                               2,727,372
                    76,500   Grasim Industries                                                               884,824
                    45,000   Great Eastern Shipping Co GDR 144A                                              343,125
                   261,000   Great Eastern Shipping Co Ltd GDR                                             1,990,125
                 1,902,800   Great Eastern Shipping Co                                                     2,386,455
                   114,300   Hindalco Industry GDR                                                         3,046,095
                     4,480   Hindustan Ciba Geigy                                                            443,255
                   100,000   Hindustan Development Corp GDR                                                   18,000
                   494,000   Hindustan Development Corp GDR 144A                                              88,920
                   404,000   Hindustan Petroleum                                                           4,380,045
                   469,770   India Cements GDR                                                             1,127,448
                   600,000   India Fund Class B                                                              939,744
                   186,300   India Fund Inc                                                                1,583,550
                    60,000   Indian Aluminum 144A                                                            232,500
                   270,100   Indian Petrochemical Co Ltd GDR                                               3,416,765
                   135,000   Indian Rayon & Industries GDR                                                 1,299,375
                   250,000   Indo Gulf Fertilizer                                                            232,720
                 1,265,000   Indo Gulf Fertilizers GDR                                                       948,750



              See accompanying notes to the financial statements.             6

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             India - continued
                    90,000   Indo Gulf Fertilizers GDR 144A                                                   67,500
                   273,130   Industrial Credit & Investment GDR 144A *                                     2,697,159
                   803,600   Industrial Development Bank of India                                          2,082,910
                   593,000   Industrial Finance Corp of India                                                506,562
                 1,711,000   Industry Credit & Investment Corp                                             3,111,559
                   550,000   ITC Ltd                                                                       6,568,423
                   100,000   Jain Irrigation Systems Ltd EDR                                                  50,000
                 2,630,900   Jaiprakash Industries Ltd                                                     1,587,486
                   201,000   JCT Ltd GDR Class S                                                             402,000
                   325,000   JK Corp GDR (Registered)                                                        243,750
                   241,000   Larsen & Toubro                                                               1,699,359
                   264,200   Larsen & Toubro GDR                                                           3,725,220
                    75,833   Mahindra & Mahindra GDR                                                         936,538
                   160,000   Mahindra & Mahindra                                                           1,658,863
                 1,212,000   National Aluminum                                                             1,314,013
                   100,000   NEPC Micon Ltd GDR 144A                                                          35,000
                   210,500   NIIT                                                                          2,040,759
                 1,016,300   Oriental Bank of Commerce                                                     2,181,023
                    14,000   Parke Davis & Co Ltd                                                             66,332
                    27,600   Raymond Woolens GDR                                                             148,350
                 1,125,800   Reliance Industries Ltd GDR                                                  19,194,890
                 1,068,000   Reliance Industries                                                           8,853,863
                    83,000   Sanghi Polyesters GDR 144A (Registered) *                                        62,250
                    50,000   Sanghi Polyesters GDS 144A                                                       37,500
                   664,000   Scici Ltd                                                                       481,159
                   120,000   Siemens India                                                                 1,103,344
                   572,500   Siv Industries GDR                                                              143,125
                    55,000   Smithkline Beecham Plc                                                          433,501
                   225,000   Southern Petrochem GDR 144A                                                     871,875
                   346,000   Southern Petrochem Industry Corp                                                280,137
                   146,432   State Bank of India GDR 144A *                                                2,928,640
                   530,500   State Bank of India                                                           4,670,707
                   245,000   Steel Industry of India GDR 144A                                              2,205,000
                   111,000   Sterlite Industries Ltd                                                         848,278
                    46,000   Sterlite Industries Ltd GDR                                                     253,000
                   791,000   Tata Iron & Steel                                                             4,510,552
                    33,333   Tube Investment of India GDR                                                     41,666
                    57,333   Tube Investment of India GDR 144A                                                71,666
                    78,000   Usha Beltron GDR 144A                                                           117,000
                   212,000   Usha Beltron Ltd GDR                                                            318,000



              See accompanying notes to the financial statements.              7

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             India - continued
                 1,359,500   Uti Masterplus 1991 Unit *                                                      538,041
                   736,600   Videocon International                                                          872,506
                   545,000   Videocon International Ltd GDR                                                  490,500
                    69,150   Zuari Argochemicals Ltd                                                         539,632
                                                                                                   ------------------
                                                                                                         127,234,708
                                                                                                   ------------------
                             Indonesia - 1.5%
                   831,500   Astra International (Foreign Registered)                                      2,843,921
                 5,126,000   Bakrie & Brothers (Foreign Registered)                                        2,351,867
                   104,500   Bank Bali (Foreign Registered) Warrants Exp 8/29/2000 *                          74,098
                   622,000   Barito Pacific Timber (Foreign Registered)                                      564,275
                    50,000   Cipendawa Farm Enterprise (Foreign Registered)                                   21,376
                   171,000   Ciputra Development New (Foreign Registered)                                    164,046
                 1,562,000   Dharmala Intiland (Foreign Registered)                                        2,329,155
                 1,473,000   Duta Anggada Realty (Foreign Registered)                                      1,367,018
                 3,506,000   Gadjah Tunggal (Foreign Registered)                                           1,681,710
                   218,000   GT Petrochem Industries (Foreign Registered)                                     93,201
                   860,874   Indah Kiat Pulp & Paper (Foreign Registered)                                    637,352
                   177,318   Indah Kiat Pulp & Paper (Foreign Registered) Warrants Exp 4/13/01                65,084
                   236,000   Indorayon (Foreign Registered)                                                  164,880
                 2,713,000   Jakarta International Hotel and Development (Foreign Registered)              2,489,510
                 2,039,500   JAPFA Comfeed (Foreign Registered)                                            1,573,754
                   368,000   Jaya Real Property (Foreign Registered)                                         529,552
                   387,000   London Sumatra (Foreign Registered) *                                         1,041,147
                   153,500   Modernland Realty (Foreign Registered)                                           89,635
                   295,000   Pabrik Kertas Tjiwi (Foreign Registered)                                        332,221
                 2,031,500   Pakuwon Jati (Foreign Registered)                                               889,708
                 4,976,200   Panasia Indosyntec (Foreign Registered)                                       1,401,016
                   682,000   Rig Tenders Indonesia (Foreign Registered)                                      426,694
                   798,000   Semen Cibinong (Foreign Registered)                                           2,421,373
                   932,000   Sinar Mas Agro (Foreign Registered)                                             777,477
                   921,550   Ungul Indah Corp (Foreign Registered)                                         1,230,015
                                                                                                   ------------------
                                                                                                          25,560,085
                                                                                                   ------------------
                             Korea - 7.1%
                    89,570   ANAM Industrial Co Preferred 5.15                                               588,601
                    21,496   ANAM Industrial Co                                                              288,487
                    88,100   Asia Motor *                                                                    530,017
                   101,480   Bank of Pusan                                                                   773,706
                    47,431   Cheil Food & Chemical                                                         2,123,653
                   286,730   Cheil Industries                                                              3,449,982
                    82,215   Cho Hung Bank Co Ltd                                                            469,929


8              See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Korea - continued
                    50,000   Cho Hung Bank GDR 144A                                                          298,750
                    84,300   Choongnam Spinning *                                                            908,004
                    19,520   Chosun Brewery Co Ltd Preferred                                                 176,151
                    70,280   Chosun Brewery Co Ltd                                                         2,025,220
                    82,300   Coryo Securities Preferred *                                                    285,648
                   154,758   Daegu Bank                                                                    1,561,071
                   188,260   Daelim Industrial Co Ltd                                                      1,779,469
                   548,970   Daewoo Corp                                                                   3,778,992
                   190,400   Daewoo Heavy Ind Ltd Preferred                                                  649,829
                   159,250   Daewoo Securities Ltd Preferred 15.98%                                          902,788
                    24,600   Daihan Investment and Finance Preferred 23.40%                                  145,150
                   140,900   Daishin Securities Preferred 18.00% *                                           544,462
                    55,900   Dongbu Construction Co Preferred                                                242,523
                   102,340   Dongbu Steel Preferred                                                          686,726
                   210,600   Dongsuh Securities Preferred                                                    782,121
                    33,500   Dongwon Securities Co Preferred                                                 170,533
                    12,000   Dongwon Securities Co                                                           107,595
                    24,800   Doosan Beverage Co Ltd                                                          803,378
                    66,120   Haitai Confectionery Co Ltd                                                   1,002,108
                    41,770   Haitai Confectionery Preferred                                                  216,497
                    30,000   Han Dok Preferred *                                                             168,335
                   140,603   Hana Bank                                                                     1,816,200
                   150,457   Hanil Bank                                                                      800,720
                   175,000   Hanil Synthetic Fiber Industry Co Preferred *                                   421,126
                   203,690   Hanil Synthetic Fiber Industry Co *                                           1,142,936
                    61,500   Hanshin Construction Preferred *                                                160,091
                     5,445   Hansol Paper Manufacturing Ltd                                                  122,211
                    32,800   Hansol Paper Manufacturing Ltd Preferred                                        326,349
                    33,535   Hanwha Chemical Corp                                                            314,263
                    75,700   Hanwha Chemical Corp Preferred                                                  350,321
                   232,406   Hanwha Corp                                                                   2,957,675
                    10,840   Hanwha Corp Preferred                                                            66,845
                   335,319   Hyundai Engineering & Construction GDR 144A *                                 1,341,276
                       110   Hyundai Engineering & Construction *                                              2,405
                    45,000   Hyundai Fire & Marine Insurance                                               1,634,754
                   363,325   Hyundai Motor Service Co GDR 144A *                                           2,670,439
                    53,123   Hyundai Motor Service Co Ltd                                                  1,266,077
                    63,700   Hyundai Motor Service Co Preferred                                              619,055
                    14,200   Inchon Iron & Steel                                                             225,071
                    70,000   Jindo Corp Preferred                                                            332,041


              See accompanying notes to the financial statements.              9

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Korea - continued
                     1,400   Jindo Corp                                                                       18,303
                    60,920   Jinro Ltd                                                                     1,113,595
                    27,670   Jinro Ltd Preferred                                                             192,075
                    19,000   Kang Won Industrial Co                                                          312,142
                    71,930   Kang Won Industrial Preferred (Non Voting)                                      467,689
                     6,400   Keum Kang Ltd                                                                   288,772
                    11,710   Kia Steel Co Ltd *                                                               46,062
                    61,746   Kolon Construction                                                              571,491
                    39,500   Kolon Construction Co Ltd Preferred 2.03%                                       155,377
                       824   Kolon Industries                                                                 15,730
                    59,400   Kolon Industries Preferred                                                      357,355
                     7,861   Kolon International Corp                                                         56,842
                    21,200   Kolon International Corp Preferred                                               84,619
                     9,670   Korea Container Terminal                                                        783,132
                    20,000   Korea Electric Power Sponsored ADR                                              360,000
                    73,460   Korea Exchange Bank                                                             492,085
                    14,400   Korea Express Co Ltd                                                            314,872
                   615,314   Korea First Bank                                                              2,491,582
                   112,980   Korea Housing Bank                                                            1,866,291
                    81,800   Korea Kumho Petrochemical                                                       548,898
                   150,491   Korea Long Term Credit Bank                                                   2,241,652
                   121,660   Korean Air Lines *                                                            2,201,028
                   120,360   Kumho Construction & Engineering Co Ltd                                         717,133
                   168,700   Kumho Construction & Engineering Co Ltd Preferred                               472,325
                   177,500   Kumho Petrochemical Preferred                                                   821,427
                    69,600   Kumho & Co Inc Preferred 2.02% *                                                239,153
                       600   Kun Sul Chemical Industry                                                        44,496
                   117,930   Kun Young Construction *                                                        341,094
                   194,506   Kwanju Bank                                                                   1,170,164
                     8,008   Kyungbang Co Ltd                                                                481,768
                    86,770   Kyungnam Bank                                                                   753,911
                    11,910   Kyungnam Wool Textile Preferred                                                  49,605
                    73,100   LG Chemicals Ltd                                                                794,979
                   122,400   LG Chemicals Ltd Preferred                                                      647,155
                     8,966   LG Merchant Banking Corp New *                                                  114,104
                    19,200   LG Merchant Banking Corp                                                        264,337
                    91,000   LG Metals Corp                                                                1,358,130
                    65,000   LG Securities Co Preferred *                                                    315,844
                    12,130   Lotte Chilsung Beverage                                                       1,445,468
                    25,000   Mando Machinery Preferred                                                       309,481


10            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Korea - continued
                     6,440   Miwon Petrochemical Preferred                                                    28,313
                    16,500   Monami Co Ltd *                                                                 500,145
                    82,656   NyoSung T-C Co Ltd                                                            1,969,935
                    37,400   Oriental Brewing Co Ltd Preferred *                                             462,984
                    67,728   Oriental Chemical Preferred 1.66%                                               509,321
                    34,520   Ottogi Foods                                                                  1,385,832
                    26,840   Pang Rim Spinning                                                             1,204,827
                   132,140   Pohang Iron & Steel                                                           8,743,086
                    23,800   Pohang Iron & Steel Co ADR                                                      464,100
                     7,440   Sam Whan Corp                                                                   109,317
                    31,000   Sam Whan Corp Preferred                                                         164,979
                     7,170   Sam Yang Preferred                                                               64,703
                    82,250   Samho International *                                                           342,570
                    65,800   Sammi Corp Preferred *                                                           86,023
                    51,800   Samsung Corp                                                                    588,507
                       778   Samsung Display Devices                                                          41,469
                    49,310   Samsung Display Devices Preferred                                             1,112,449
                    24,700   Samsung Electro Mechanics Co Preferred                                          271,190
                   196,658   Samsung Electronics GDS (Non Voting)                                          3,834,831
                    35,077   Samsung Electronics Ltd                                                       2,859,809
                   460,000   Samsung Electronics Preferred (Non Voting)                                   16,987,563
                    55,407   Seah Steel Corp                                                               1,410,255
                   162,800   Seoul Bank *                                                                    695,010
                    41,922   Shin Sung Corp                                                                  376,369
                    13,380   Shin Wha Engineering & Construction Co Preferred 1.52%                           65,170
                     1,338   Shin Wha Engineering & Construction Co                                           14,861
                    79,211   Shinhan Bank                                                                  1,178,749
                    54,552   Shinsegae Department Store                                                    2,196,344
                    49,340   Shinwon Preferred                                                               285,988
                   101,300   Shinyoung Securities Preferred                                                  627,009
                   177,000   Ssangyong Cement                                                              2,375,427
                    56,600   Ssangyong Investment Securities Co Preferred  *                                 258,657
                    40,670   Ssangyong Oil Refining                                                          894,001
                    27,100   STC Corp Preferred (Non Voting)                                                 153,630
                    15,140   Sung Chang Enterprise Co *                                                      858,287
                    26,460   Sungwon Constuction Preferred                                                   132,553
                    45,240   Sunkyong Industries                                                             821,737
                    39,000   Sunkyong Industries Ltd Preferred                                               216,579
                     8,327   Sunkyong Ltd                                                                    112,716
                    70,700   Sunkyong Securities Preferred 13.11% (Non Voting) *                             269,925


              See accompanying notes to the financial statements.             11

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Korea - continued
                     1,100   Taihan Textile Co Ltd *                                                         138,717
                    58,810   Tong Kook Spinning Co Ltd *                                                     306,178
                    59,060   Tong Yang Cement Corp Preferred                                                 375,125
                    22,700   Tong Yang Investment & Financial Preferred                                      126,060
                    42,000   Tong Yang Securities Co Preferred  *                                            160,352
                                                                                                   ------------------
                                                                                                         123,131,398
                                                                                                   ------------------
                             Malaysia - 7.7%
                 4,924,000   Amalgamated Steel Mills Berhad                                                4,362,787
                   243,666   Amsteel Corp Warrants Expires 5/19/00 *                                         159,958
                    60,000   Arab Malaysian Finance (Foreign Registered)                                     418,043
                 4,886,000   Berjaya Group                                                                 6,808,522
                 2,239,000   Berjaya Industrial Berhad                                                     3,588,892
                 3,308,000   Berjaya Leisure Berhad                                                        9,259,203
                   254,000   Berjaya Sports Toto                                                           1,473,057
                   830,000   Cement Industries of Malaysia Berhad                                          2,523,762
                   788,000   Cold Storage                                                                  1,339,251
                   154,000   Edaran Otomobil Berhad                                                        1,581,555
                   536,000   Esso Malaysia Berhad                                                          1,478,695
                 3,445,000   Golden Hope Plantations Berhad                                                6,215,707
                 1,277,000   Highlands and Lowlands Berhad                                                 2,283,480
                   463,000   Hong Leong Industries Berhad                                                  1,584,978
                 3,185,000   IGB Corp Berhad                                                               3,899,476
                 1,845,000   Kuala Lumpur Kepong Berhad                                                    5,572,896
                 1,076,000   Kumpulan Emas Berhad *                                                        1,131,035
                 2,444,000   Kumpulan Guthrie Berhad                                                       4,252,147
                 1,952,000   Land & General Berhad                                                         3,970,036
                 2,237,000   Landmark Berhad                                                               4,018,131
                   614,000   Larut Consolidated Berhad                                                     1,003,963
                 1,206,000   Lion Land Berhad                                                              1,525,107
                   984,000   Malayan Cement Berhad                                                         2,575,916
                 5,979,000   Malayan United Industries Berhad                                              5,466,101
                 1,416,600   Malaysia Mining Corp Berhad                                                   1,962,587
                 1,215,000   Malaysian International Ship (Alien Market)                                   3,205,095
                   897,000   Malaysian Tobacco Co Berhad                                                   1,401,675
                   879,000   MBF Capital Berhad                                                            1,805,437
                   465,000   Metroplex Berhad                                                                632,984
                 2,154,000   Metroplex Berhad Warrants 11/04/98 *                                          1,578,848
                   448,000   Nestle Malaysia                                                               3,410,068
                   433,800   Nylex Berhad                                                                  1,048,248
                 2,333,000   Olympia Industries                                                            2,621,454


12            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Malaysia - continued
                    46,200   Oriental Holdings Berhad                                                        416,786
                   873,000   Perlis Plantations                                                            2,707,249
                     6,000   Perusahaan Otomobil                                                              39,629
                   799,000   Public Bank Berhad (Alien Market)                                             1,866,371
                   661,000   Rothmans of Pall Mall Malaysia Berhad                                         6,854,913
                   362,000   Shell Refinery Co                                                             1,166,331
                 3,374,200   Sime Darby Berhad                                                            12,773,854
                 1,258,100   Sime UEP Properties Berhad                                                    3,394,793
                 3,222,000   TA Enterprise Berhad                                                          5,112,638
                   108,000   Tanjong                                                                         452,356
                   277,000   Tenaga Nasional                                                               1,327,547
                   926,000   Tractors Malaysia Holdings Berhad                                             1,939,267
                   133,600   UMW Holding Berhad Warrants 1/26/00 *                                           390,093
                                                                                                   ------------------
                                                                                                         132,600,921
                                                                                                   ------------------
                             Mexico - 12.5%
                 1,134,175   Alfa SA Class A                                                               6,432,210
                 2,330,000   Altos Hornos De Mexico *                                                      5,145,295
                 3,000,000   Camesa Class B *                                                              1,550,816
                   167,000   Cementos Mexicanos (Cemex) Class A (Registered)                                 668,419
                 3,475,000   Cemex SA Class B                                                             15,042,346
                 5,847,000   Cemex SA CPO                                                                 23,476,035
                   923,000   Ceramic International                                                         1,632,911
                   430,273   Cintracpo (Cintra SA De) Class A *                                              349,833
                 3,028,480   Cydsa SA Class A                                                              7,523,702
                 1,062,000   Dina (Consorcio Grupo Dina)                                                     866,123
                   646,100   Empresas ICA Soc Controladora ADR                                            10,660,650
                    46,000   Empresas ICA Soc Controladora                                                   757,817
                    83,000   Grupo Celanese Mexicana Class B                                                 178,080
                 3,156,600   Grupo Financiero Banamex Class B                                              7,390,484
                   103,529   Grupo Financiero Banamex Class L                                                218,229
                46,396,000   Grupo Financiero Bancomer SA Class B                                         18,046,123
                   328,963   Grupo Financiero Bancomer SA Class L                                            104,013
                   992,000   Grupo Financiero Invermexico Class B                                             84,637
                    60,400   Grupo Financiero Invermexico Class L *                                            4,774
                       700   Grupo Financiero Serfin SA de CV Class B *                                          281
                14,233,320   Grupo Gigante SA Class B *                                                    4,196,776
                    38,886   Grupo Mexico Class B Warrants 8/9/01 *                                          107,827
                 2,827,000   Grupo Mexico Class B *                                                        9,293,275
                   280,200   Grupo Mexico Desarollo Class B ADR *                                            595,425
                   584,800   Grupo Mexico Desarollo Class L ADR *                                          1,608,200


              See accompanying notes to the financial statements.             13

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Mexico - continued
                    10,000   Grupo Posadas SA 144A *                                                          90,339
                   924,000   Grupo Posadas SA Class L *                                                      405,772
                   660,000   Grupo Simec SA Class B *                                                        154,856
                 6,310,000   Grupo Situr SA de CV                                                            308,770
                 1,438,200   Grupo Tribasa SA ADR *                                                        9,887,625
                    74,000   Grupo Tribasa SA *                                                              249,762
                 6,275,000   Herdez Class A                                                                2,810,759
                   904,000   Hylsamex SA                                                                   3,913,174
                 1,832,000   Sears Roebuck de Mexico SA *                                                  3,195,082
                   881,500   Telefonos de Mexico ADR Class L                                              34,268,313
                    39,000   Tolmex SA de Con Class B                                                        168,821
                   333,000   Transportation Maritima Mexicana SA Class A                                   1,608,595
                    25,000   Transportation Maritima Mexicana SA Class L                                     150,565
                 1,383,600   Tubos de Acero de Mexico SA *                                                22,654,931
                 2,283,280   Vitro SA                                                                      6,331,303
                 1,615,400   Vitro SA ADR                                                                 13,327,050
                                                                                                   ------------------
                                                                                                         215,459,998
                                                                                                   ------------------
                             Pakistan - 0.7%
                 1,452,000   Fauji Fertilizer                                                              2,861,983
                   349,910   Hub Power Co GDR *                                                            8,529,056
                   910,000   Japan Power Generation Ltd *                                                    249,751
                   436,000   Karachi Electric Supply *                                                       190,370
                    53,700   Pakistan State Oil                                                              417,355
                   627,000   Southern Electric Power Co *                                                    233,092
                                                                                                   ------------------
                                                                                                          12,481,607
                                                                                                   ------------------
                             Peru - 0.3%
                   219,430   Banco Wiese                                                                     324,252
                 1,048,410   CNC Trabajo T Shares *                                                          542,828
                   595,000   CPT Telefonica Del Peru B Shares                                              1,322,222
                    73,446   Credicorp Ltd                                                                 1,689,258
                   223,277   Enrique Ferreyos                                                                206,738
                    77,813   Milpo Minera T Shares                                                           529,340
                   217,732   Minsur Trabajo                                                                  777,614
                                                                                                   ------------------
                                                                                                           5,392,252
                                                                                                   ------------------
                             Philippines - 0.1%
                 1,470,000   JG Summit Holdings Inc Class B                                                  413,117
                     7,000   Philippine Long Distance Telephone Sponsored ADR                                406,000
                    28,500   Philippine National Bank                                                        332,824
                   159,000   Sime Darby Pilipinas Inc                                                        241,536
                                                                                                   ------------------
                                                                                                           1,393,477
                                                                                                   ------------------


14            See accompaying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Poland - 4.0%
                   106,490   Agros Holdings Class C *                                                      2,872,180
                 2,308,000   Bank Inicjatyw Gospodarczych                                                  3,470,904
                    17,540   Bank Przemyslowo Handlowy                                                     1,186,995
                   116,685   Bank Rozwoju Eksportu SA                                                      4,081,762
                    77,400   Bank Slaski SA                                                                8,907,022
                    93,213   Budimex SA *                                                                    966,017
                    45,186   Debica Class A                                                                1,344,294
                    96,000   Drosed *                                                                      2,479,404
                   759,640   Elektrim SA (Bearer)                                                          7,698,718
                    91,800   Elektrobudowa SA                                                              1,890,741
                   290,935   Exbud SA *                                                                    3,661,893
                    91,308   Gorazde Cement                                                                2,716,434
                    13,290   Huta Szkla Irena                                                                 67,345
                   100,890   Jelfa *                                                                       2,275,863
                    84,060   Jutrzenka (Prezedsib Cukiernicze)                                             1,868,733
                 1,095,600   Mostostal Export (Bearer)                                                     2,865,437
                    12,500   Mostostal Zabrze-Holding SA                                                      76,010
                    47,150   Polfa Kunto Class A *                                                         1,849,745
                   415,809   Polifarb Cieszyn (Bearer)                                                     2,582,833
                   372,170   Polifarb Wroclaw                                                              2,226,596
                   109,479   Rafako SA (Raciborska Fabryka) *                                                637,088
                    16,500   Relpol SA                                                                       474,696
                   166,150   Rolimpex SA                                                                   1,118,965
                   886,300   Sokolow *                                                                     1,564,672
                   181,779   Stomil-Olsztyn SA                                                             2,436,556
                       513   Universal SA *                                                                    1,711
                   108,900   Vistula                                                                         395,184
                   670,724   Wielkopolski                                                                  5,547,704
                    14,145   Wolczanka SA                                                                     93,412
                    27,000   Zaklady Piwowarski (Bearer)                                                   1,677,128
                                                                                                   ------------------
                                                                                                          69,036,042
                                                                                                   ------------------
                             Portugal - 2.5%
                   109,053   Banco Commercial Portugues (Registered)                                       1,565,517
                   338,940   Banco Espirito Santo e Commercial de Lisboa (Registered)                      6,428,999
                   275,000   Banco Totta & Acores (Registered)                                             4,085,474
                   291,000   BPI Sgps SA (Registered)                                                      4,328,316
                    15,400   Cel-Cat Fabrica Nacional de Condutores Electricos SA                            239,128
                    97,900   Cimpor Cimentos De Portugal SA (Registered)                                   2,133,777
                     1,100   CIN (Corp Ind Norte) /Bearer/                                                    58,972
                    12,666   Cristais Alcobaca Preferred                                                     285,015

              See accompanying notes to the financial statements.            15

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Portugal - continued
                   348,400   Empresa Fabril de Maquinas Electricas *                                       2,772,670
                   106,000   Engil Sociedade Gestora                                                       1,193,249
                    15,900   Est Jeronimo Martins Filho Admin                                                857,472
                    44,500   Fisipe Fibra Sint *                                                             262,135
                   177,000   Lisnave Navais De Lisboa *                                                      443,126
                    71,900   Modelo Continente                                                             2,520,058
                   364,600   Portucel Industrial Empresa                                                   2,179,954
                    95,400   Portugal Telecom SA                                                           3,346,530
                    35,400   Salvador Caetano Industrias                                                     813,266
                   117,000   Semapa Society Investment                                                     2,357,092
                   107,450   Soares Da Costa                                                               1,009,559
                    16,200   Soja De Portugal Sociedada Gest                                                 147,724
                    86,600   Somague *                                                                       849,370
                    29,000   Sonae Industria Sociedade *                                                     257,952
                   155,000   Sonae Investimentos                                                           4,925,012
                   155,000   Sonae Investimentos Rights 3/3/97 *                                             595,311
                    18,000   Uniao Cervjeira SA (Registered)                                                 306,433
                                                                                                   ------------------
                                                                                                          43,962,111
                                                                                                   ------------------
                             Russia - 11.2%
                        35   Chernogorneft RDC 144A *                                                      4,683,000
                   378,250   Gazprom ADR 144A *                                                            6,581,550
                   672,700   Irkutskelectrosvyaz                                                             975,415
                       580   Irkutskenergo 144A (Participating Certificates)                              30,160,000
                 3,000,000   Irkutskenergo (Registered)                                                      810,000
                   135,000   JSC Chernogorneft Sponsored ADR                                               1,806,300
                        10   Lenenergo RDC 144A *                                                            850,000
                 2,500,000   Lenenergo *                                                                   2,200,000
                       160   Lukoil Holding RDC 144A *                                                    11,904,000
                   501,900   Lukoil Holding RDC Preferred *                                                6,022,800
                   197,500   Lukoil Holding Sponsored ADR                                                 11,751,250
                     1,050   Moscow City Telephone Network Preferred                                         945,000
                   146,800   Mosenergo AO Sponsored ADR 144A                                               6,092,200
                       415   Mosenergo RDC 144A *                                                          5,768,500
                10,000,000   New Century Holdings                                                         12,833,000
                   999,745   Norilsk Nickel *                                                              6,878,246
                    75,000   Norlisk Nickel Preferred *                                                      356,250
                   250,000   Novgorodtelekom *                                                               750,000
                       381   Rostelecom RDC 144A *                                                        15,240,000
                   190,441   Rostelekom Preferred 2.5 *                                                      571,323
                 3,546,965   Rostelekom *                                                                 13,939,572


16            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Russia - continued
                     1,500   Samara Svyazinform Preferred *                                                   70,500
                    19,700   Seversky Tube Works ADR *                                                       365,248
                   334,100   St Petersburg Telephone Preferred *                                             377,533
                   440,000   St Petersburg Telephone *                                                       695,200
                   233,000   Surgutneftegaz ADR                                                            9,553,000
                    39,111   Tatneft Sponsored ADR 144A *                                                  2,894,214
                    49,350   Templeton Russia Fund Inc                                                     1,647,056
                    24,500   Torgoviy Dom Gum Sp ADR *                                                     1,372,000
               140,500,000   Unified Energy System                                                        32,034,000
                17,200,000   Unified Energy Systems Preferred                                              3,259,400
                                                                                                   ------------------
                                                                                                         193,386,557
                                                                                                   ------------------
                             South Africa - 4.8%
                   247,681   AECI Ltd                                                                      1,237,990
                   212,457   Amalgamated Bank of South Africa                                              1,351,116
                    36,308   Anglo American Industrial Ltd                                                 1,450,214
                 1,069,420   Avgold Ltd *                                                                  2,376,754
                22,625,000   Consolidated Mining Corp *                                                    5,755,327
                   368,000   De Beers Centenary Link Units                                                12,768,939
                    39,000   De Beers Consolidated Mines Ltd ADR                                           1,356,469
                   335,300   Del Monte Royal Foods Ltd                                                       231,938
                   561,475   Driefontein Consolidated Ltd                                                  6,420,974
                   215,992   Engen Ltd                                                                     1,296,482
                    71,617   Impala Platinum Holdings Ltd                                                    998,787
                   626,072   JCI Ltd                                                                       6,810,445
                 1,973,100   Joel HJ Mining Co Ltd *                                                       1,937,217
                 1,561,400   Oryx Gold Holdings Ltd *                                                      2,188,016
                    78,637   Polifin Ltd                                                                     152,659
                     3,285   Randfontein Estates Goldmine                                                     17,153
                   323,500   Randgold & Exploration Co *                                                   2,725,008
                   571,628   Sappi Ltd                                                                     4,655,678
                   770,000   Sasol Ltd                                                                     8,333,147
                 9,097,896   South African Iron & Steel Industrial Corp Ltd                                6,902,342
                    75,000   St Helena Gold Mines                                                            485,329
                   466,000   Sun International Ltd                                                           311,949
                    38,020   Vaal Reefs Exploration & Mining                                               2,892,964
                   449,151   Western Areas Gold Mining Co Ltd                                              6,213,848
                   110,437   Western Deep Levels                                                           3,844,287
                                                                                                   ------------------
                                                                                                          82,715,032
                                                                                                   ------------------

              See accompanying notes to the financial statements.             17

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Sri Lanka - 0.2%
                   121,000   Aitken Spence & Co                                                              210,435
                 3,672,576   Blue Diamonds Jewelry Ltd                                                       654,677
                    46,500   Development Finance Corp                                                        218,348
                   105,966   Hayleys Ltd                                                                     360,284
                   228,244   John Keells Holdings Ltd                                                        754,198
                   291,900   Lanka Walltile Ltd                                                              133,259
                    96,000   National Development Bank                                                       334,748
                                                                                                   ------------------
                                                                                                           2,665,949
                                                                                                   ------------------
                             Taiwan - 6.8%
                 2,818,000   Ambassador Hotel                                                              5,027,754
                        70   Asia Cement Corp GDR 144A                                                         1,348
                 2,403,000   Cheng Loong Co *                                                              1,842,416
                 3,445,000   Chia Hsin Flour *                                                             2,416,007
                 3,750,000   Chia Hsin Livestock *                                                         2,330,124
                    90,000   China General Plastics Corp                                                     134,738
                 1,116,000   China Man-Made Fiber Co *                                                     1,159,797
                17,780,675   China Steel Corp                                                             16,863,213
                   109,675   China Steel Corp GDR 144A                                                     2,070,116
                 2,955,000   Chung Hwa Pulp Corp                                                           2,931,377
                 5,314,000   Chung Shing Textile *                                                         3,147,464
                   162,000   Dong Ho Textile Co Ltd *                                                        164,826
                   601,407   Far East Department Store                                                       917,845
                 2,189,000   Far East Textile Ltd                                                          3,412,358
                 4,805,257   Feng An Metal Industrial Co Ltd                                               4,208,092
                 3,603,085   Formosa Chemicals and Fiber Co                                                5,813,117
                 3,194,000   Formosan Rubber Group *                                                       5,779,840
                   427,000   Hegon                                                                           799,073
                 4,110,000   International Commercial Bank of China                                       12,694,404
                 1,748,000   Kao Hsing Chang Iron & Steel *                                                1,842,006
                 1,840,779   Laelae Enterprise Co Ltd *                                                    1,719,041
                       660   Li Peng *                                                                           772
                 1,669,000   Macronix International Co *                                                   2,880,723
                    18,471   President Enterprise GDR 144A *                                                 369,420
                   613,330   Prince Housing Develop Corp *                                                   624,028
                   310,300   R O C Taiwan Fund *                                                           3,723,600
                   669,750   Shin Yih Ceramic Co Ltd *                                                       975,908
                   369,000   Shin Yih Fiber *                                                                406,275
                 1,370,000   Taipei Business Bank                                                          3,634,084
                 2,029,000   Taiwan Pulp and Paper Co *                                                    1,953,797
                 1,512,000   Taiwan Semiconductor *                                                        3,433,866


18            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Taiwan - continued
                 1,702,000   Taiwan Styrene Monomer Corp                                                   2,418,176
                   921,000   Taiwan Synthetic Rubber                                                       1,452,449
                   669,000   Tay Feng Tire Co Ltd *                                                        1,701,672
                     9,246   Tuntex Distinct Corp GDR 144A *                                                  68,420
                    73,750   Tuntex Distinct Corp GDS *                                                      545,750
                 4,617,600   Tuntex Distinct                                                               3,490,047
                 1,220,000   Universal Cement                                                              1,130,451
                 5,656,000   Wan Yu Paper *                                                                2,867,049
                 5,610,000   Yieh Loong Co *                                                               4,056,650
                 4,315,000   Yue Loong Motor                                                               6,162,046
                   724,500   Yuen Foong Yu Manufacturing                                                     723,973
                                                                                                   ------------------
                                                                                                         117,894,112
                                                                                                   ------------------
                             Thailand - 2.1%
                   273,950   Asia Credit (Foreign Registered)                                              1,123,412
                 1,921,000   Bangchak Petro (Foreign Registered)                                           1,112,763
                   822,000   Bangkok Expressway Plc (Foreign Registered) *                                   888,820
                    74,800   Bangkok Insurance (Foreign Registered)                                        1,068,778
                 5,633,400   Bangkok Rubber Public Co Ltd (Foreign Registered)                             1,696,873
                   746,200   Bank of Ayudhya Plc (Foreign Registered)                                      1,700,166
                   393,700   CP Feedmill Public Co Ltd (Foreign Registered)                                1,064,260
                 1,568,400   First Bangkok City (Foreign Registered)                                       1,439,088
                   225,000   General Finance & Securities (Foreign Registered)                               256,324
                   227,600   GFPT Public Co Ltd (Foreign Registered) *                                        36,915
                 1,324,850   International Broadcasting Plc (Foreign Registered) *                         1,624,406
                    23,000   International Cosmetics Public Co Ltd (Foreign Registered)                       91,485
                     1,100   Karat Sanitaryware Plc (Foreign Registered)                                         956
                 1,559,100   Krisda Mahanakorn Public Co Ltd (Foreign Registered)                          1,189,119
                   172,000   Krung Thai Bank Public Co Ltd (Foreign Registered)                              257,386
                   756,800   MDX Public Co Ltd (Foreign Registered) *                                        208,964
                 2,675,400   National Petrochemical (Foreign Registered)                                   2,737,907
                   350,000   Nava Finance & Securities (Foreign Registered)                                  398,185
                 1,862,500   NEP Realty and Industry Co Ltd (Foreign Registered) *                           366,818
                   512,700   NTS Steel Group Pcl (Foreign Registered) *                                      142,554
                 5,985,750   Padaeng Industry Plc ( Foreign Registered) *                                  1,826,122
                    75,000   Pranda Jewelry (Foreign Registered) *                                            74,580
                    87,200   Prasit Development Public Co Ltd (Foreign Registered)                            68,191
                    32,400   Saha Pathana International Holdings Plc (Foreign Registered)                     76,924
                    70,000   Saha Pathanapibul (Foreign Registered)                                          171,736
                 2,511,300   Saha Union Public Co Ltd (Foreign Registered)                                 2,060,827
                 1,811,250   Siam City Bank (Foreign Registered)                                           1,486,351


              See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Thailand - continued
                   513,000   Siam Pulp & Paper (Foreign Registered)                                          916,050
                   201,512   Singer Thailand Plc (Foreign Registered)                                        809,316
                 3,108,050   Star Block Co Ltd (Foreign Registered)                                          168,035
                    24,000   Swedish Motor (Foreign Registered)                                               29,352
                    21,000   Tanayong (Foreign Registered)                                                    14,597
                 1,581,150   Thai German Ceramics Industry (Foreign Registered) *                          1,618,091
                   703,000   Thai Military Bank (Foreign Registered)                                       1,099,498
                 6,947,400   Thai Petrochemical (Foreign Registered)                                       6,975,571
                   112,700   Thai Plastic & Chemical (Foreign Registered)                                    398,226
                   378,600   Thai Telephone & Telecommunications (Foreign Registered) *                      399,873
                   303,900   Union Asia Finance (Foreign Registered)                                         395,850
                   793,000   Univest Land Public (Foreign Registered) *                                       88,809
                                                                                                   ------------------
                                                                                                          36,083,178
                                                                                                   ------------------
                             Turkey - 2.1%
                10,000,000   Akal Tekstil                                                                  1,159,149
                63,700,000   Aksigorta SA                                                                  3,316,224
                12,912,000   Alcatel Teletas Telekomunikasyon                                              1,654,240
                26,713,000   Eczacibasi Ilac *                                                             1,803,538
                47,323,000   Eregli Demir ve Celik Fabrikalari                                             8,180,044
                43,000,000   Global Menkul Degerler                                                          856,957
                 2,519,000   Goodyear Lastikleri                                                           1,680,221
                46,100,000   Izmir Demir Celik *                                                             787,489
                17,519,000   Mardin Cimento                                                                  969,042
                 7,784,000   Netas Telekomunik                                                             2,279,448
                 4,015,000   Petkim                                                                        1,959,572
                 4,257,000   Petrol Ofisi                                                                  1,904,543
                 5,124,000   Raks Elektronik SA                                                            1,563,021
                29,000,000   Tofas Otomobil Fab                                                            2,005,125
                 8,800,000   Tupras Turkiye Petrol *                                                       4,509,700
                   288,000   Usas Ucak Servisi A.S.                                                          796,518
                                                                                                   ------------------
                                                                                                          35,424,831
                                                                                                   ------------------
                             United Kingdom - 0.0%
                     6,975   Lonrho                                                                           16,387
                                                                                                   ------------------

                             Venezuela - 0.7%
                   522,874   Banco Provincial                                                                948,450
                   564,370   Ceramica Carabobo Class A ADR                                                   406,346
                 1,987,332   Ceramica Carabobo Class B ADR                                                 1,391,132
                 1,079,166   Electricidad De Caracas                                                       1,185,761
                   301,560   Mantex SAICA ADR                                                              1,206,240


              See accompanying notes to the financial statements.
20

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Shares           Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             Venezuela - continued
                 1,203,000   Siderurgica Venezolana ADR                                                    3,909,750
                   349,950   Siderurgica Venezolana Sivensa Class A                                          116,741
                   109,363   Siderurgica Venezolana Sivensa Registered ADR B                                 328,089
                     3,182   Siderurgica Venezolana Sivensa Registered ADR B                                   9,546
                   130,796   Venezolana de Cementos                                                          376,334
                     2,333   Venezolana de Prerreducidos Caroni GDS                                           10,848
                 1,159,454   Venezolano de Pulpa y Papel GDS 144A                                          2,179,774
                                                                                                   ------------------
                                                                                                          12,069,011
                                                                                                   ------------------

                             TOTAL STOCK AND EQUIVALENTS (Cost $1,524,597,126)                         1,663,905,727
                                                                                                   ------------------

                             CONVERTIBLE BONDS - 1.2%
                             India - 0.1%
     $           2,292,000   Mahindra & Mahindra CV 144A, 5.00% due 7/9/01                                 2,486,820
                                                                                                   ------------------

                             Korea - 0.0%
     $             108,350   Hanbo Steel & General Construction Convertible, 3.375% due 01/31/99 *           391,105
                                                                                                   ------------------

                             Malaysia - 0.2%
     $           3,648,500   Berjaya Group Berhad Convertible, 6.00% due 09/30/01 *                        2,674,293
                                                                                                   ------------------

                             Portugal - 0.1%
     $              38,000   Banco Commercial Portugues Class A Convertible, 8.00% due 07/02/98            2,156,500
                                                                                                   ------------------

                             South Africa - 0.1%
     $           1,100,000   Rangold Finance Convertible, 7.00% due 10/03/01                               1,215,500
                                                                                                   ------------------

                             Thailand - 0.6%
     $           3,030,000   Bangkok Bank Public Co Convertible, 3.25% due 3/3/04                          2,590,650
   CHF           2,000,000   Bangkok Land Ltd Convertible, 3.125% due 3/31/01                                542,373
     $           2,726,000   Bangkok Land Ltd Convertible, 4.50% due 10/13/03                              1,553,820
     $           2,690,000   MDX Public Co Ltd Convertible, 4.75% due 9/17/03 *                              941,500
     $           2,800,000   NTS Steel Group Convertible, 3.50% due 7/26/05                                  683,390
     $             534,000   NTS Steel Group Convertible, 4.00% due 12/16/08                                 149,520
     $           2,724,000   Sahaviriya Steel Convertible, 3.50% due 7/26/05                               1,716,120
     $             630,000   Somprasong Land Co Convertible, 3.88% due 1/21/04 *                              63,000
     $           2,445,000   Tanayong Public Co Convertible, 3.50% due 3/1/04 *                            2,078,250
                                                                                                   ------------------
                                                                                                          10,318,623
                                                                                                   ------------------
                             Venezuela - 0.1%
     $           1,460,000   Global Investment Financial Corp, 11.00% due 3/19/01                          1,489,200
                                                                                                   ------------------

                             TOTAL CONVERTIBLE BONDS (Cost $21,740,749)                                   20,732,041
                                                                                                   ------------------

                             SHORT-TERM INVESTMENTS - 2.0%
                             Cash Equivalents - 0.8%
     $          14,300,000   First National Bank of Chicago Time Deposit, 5.44% due 3/3/97                14,300,000
                                                                                                   ------------------


              See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


            Par Value        Description                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------
                             U.S. Government - 1.2%
     $          21,300,000   U.S. Treasury Bill, 5.56% due 1/8/98                                         20,326,596
                                                                                                   ------------------

                             TOTAL SHORT-TERM INVESTMENTS (Cost $34,637,711)                              34,626,596
                                                                                                   ------------------

                             TOTAL INVESTMENTS - 99.5%
                             (Cost $1,580,975,586) * *                                                 1,719,264,364

                             Other Assets and Liabilities (net) -  0.5%                                    8,134,627
                                                                                                   ------------------

                             TOTAL NET ASSETS - 100.0%                                            $    1,727,398,991
                                                                                                   ==================

                             Notes to the Schedule of Investments:

                             ADR American Depositary Receipt

                             CHF Swiss Francs

                             GDR Global Depository Receipt

                             GDS Global Depository Shares

                             RDC Russian Depository Certificate

                             (a)  Valued by management (Note 1).

                             (b)  Bankrupt security.

                             144A       Securities exempt from registration
                                        under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                             *      Non-income producing security.  A dividend has not been declared for the year ended
                                    February 28, 1997.

                             **     The aggregate identified cost for federal income tax purposes is $1,582,450,991, resulting in gross unrealized appreciation and depreciation of $322,943,850 and $186,130,477, respectively, and net unrealized appreciation of $136,813,373.


              See accompanying notes to the financial statements.
22

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

--------------------------------------------------------------------------------

                 At February 28, 1997, industry sector diversification of the Fund's equity investments was as follows:

                 Industry Sector (Unaudited)

                 Metals and Mining                                      12.7%
                 Oil and Gas                                            10.2
                 Banking                                                 9.7
                 Construction                                            9.0
                 Utilities                                               8.2
                 Conglomerates                                           7.0
                 Telecommunications                                      6.6
                 Textiles                                                4.9
                 Consumer Goods                                          3.3
                 Chemicals                                               3.2
                 Electronic Equipment                                    2.8
                 Machinery                                               2.5
                 Real Estate                                             2.3
                 Automotive                                              2.1
                 Financial Services                                      2.0
                 Food and Beverage                                       1.7
                 Paper and Allied Products                               1.6
                 Services                                                1.5
                 Transportation                                          1.2
                 Health Care                                             0.5
                 Retail Trade                                            0.4
                 Insurance                                               0.2
                 Communications                                          0.1
                 Miscellaneous                                           6.3
                                                                   =========
                                                                       100.0%
                                                                   =========



              See accompanying notes to the financial statements.            23

GMO Emerging Markets Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $1,580,975,586) (Note 1)                      $        1,719,264,364
  Foreign currency, at value (cost $9,277,761) (Note 1)                                  9,282,242
  Cash                                                                                     524,465
  Receivable for investments sold                                                       10,650,268
  Receivable for Fund shares sold                                                          500,000
  Dividends and interest receivable                                                      4,133,696
  Receivable for open forward foreign currency contracts (Note 5)                        5,843,045
  Foreign withholding taxes receivable                                                       7,868
  Receivable for open swap contracts (Notes 1 and 5)                                     2,385,940
  Receivable for expenses waived or borne by Manager (Note 2)                              292,844
                                                                             ---------------------
      Total assets                                                                   1,752,884,732
                                                                             ---------------------

Liabilities:
  Payable for investments purchased                                                     21,138,838
  Payable for Fund shares repurchased                                                    2,000,000
  Payable to affiliate for (Note 2):
    Management fee                                                                       1,287,665
    Shareholder service fee                                                                193,289
  Accrued expenses                                                                         865,949
                                                                             ---------------------

      Total liabilities                                                                 25,485,741
                                                                             ---------------------

Net assets                                                                  $        1,727,398,991
                                                                             =====================

Net assets consist of:
  Paid-in capital                                                           $        1,552,555,011
  Accumulated undistributed net investment income                                       11,553,963
  Accumulated net realized gain                                                         16,823,333
  Net unrealized appreciation                                                          146,466,684
                                                                             ---------------------
                                                                            $        1,727,398,991
                                                                             =====================
Net assets attributable to:
  Class I Shares                                                            $            1,747,646
                                                                             =====================
  Class III Shares                                                          $        1,725,651,345
                                                                             =====================

Shares outstanding:
  Class I                                                                                  140,068
                                                                             =====================
  Class III                                                                            138,115,145
                                                                             =====================

Net asset value per share:
  Class I                                                                   $                12.48
                                                                             =====================
  Class III                                                                 $                12.49
                                                                             =====================

24                See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1997
--------------------------------------------------------------------------------

Investment income:
  Dividends (net of foreign tax expense of $3,098,161)                  $     27,560,550
  Interest                                                                     5,508,128
                                                                         ----------------
      Total income                                                            33,068,678
                                                                         ----------------
Expenses:
  Management fee (Note 2)                                                     12,541,622
  Custodian fees                                                               2,511,925
  Stamp duties and transfer taxes                                                806,086
  Registration fees                                                              121,535
  Audit fees                                                                      74,811
  Legal fees                                                                      67,221
  Transfer agent fees                                                             39,627
  Trustees fee (Note 2)                                                            5,960
  Miscellaneous                                                                   80,956
  Fees waived or borne by Manager (Note 2)                                    (2,222,584)
                                                                         ----------------
                                                                              14,027,159
  Shareholder service fee (Note 2)
      Class I                                                                        675
      Class II                                                                    12,187
      Class III                                                                1,478,774
                                                                         ----------------

      Net expenses                                                            15,518,795
                                                                         ----------------
          Net investment income                                               17,549,883
                                                                         ----------------
Realized and unrealized gain (loss):
      Net realized gain (loss) on:
          Investments                                                         37,264,275
          Closed swap contracts                                                8,933,765
          Foreign currency, forward contracts and foreign
              currency related transactions                                    1,052,655
                                                                         ----------------
                 Net realized gain                                            47,250,695
                                                                         ----------------
      Change in net unrealized appreciation (depreciation) on:
          Investments                                                        166,939,087
          Open swap contracts                                                    751,406
          Foreign currency, forward contracts and foreign
              currency related transactions                                    6,086,084
                                                                         ----------------
                 Net unrealized gain                                         173,776,577
                                                                         ----------------
      Net realized and unrealized gain                                       221,027,272
                                                                         ----------------
Net increase in net assets resulting from operations                    $    238,577,155
                                                                         ================

              See accompanying notes to the financial statements.             25

GMO Emerging Markets Fund
(A Series of GMO Trust)


Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------------

                                                                                               Year Ended
                                                                           February 28, 1997               February 29, 1996
                                                                     -----------------------------  ------------------------------
Increase (decrease) in net assets:
Operations:
    Net investment income                                                        $     17,549,883                 $     7,811,918
    Net realized gain (loss)                                                           47,250,695                     (25,051,517)
    Change in net unrealized appreciation (depreciation)                              173,776,577                      66,409,381
                                                                                 -----------------                ----------------

    Net increase in net assets
        resulting from operations                                                     238,577,155                      49,169,782
                                                                                 -----------------                ----------------

Distributions to shareholders from:
    Net investment income
        Class I                                                                          -                              -
        Class II                                                                         (178,659)                      -
        Class III                                                                     (15,814,130)                       (615,855)
                                                                                 -----------------                ----------------
        Total distributions from net investment income                                (15,992,789)                       (615,855)
                                                                                 -----------------                ----------------

    Net realized gains
        Class III                                                                       -                              (7,081,456)
                                                                                 -----------------                ----------------
        Total distributions from net realized gains                                     -                              (7,081,456)
                                                                                 -----------------                ----------------
                                                                                      (15,992,789)                     (7,697,311)
                                                                                 -----------------                ----------------
Net share transactions:  (Note 5)
        Class I                                                                         1,542,386                  -
        Class II                                                                       (2,994,394)                 -
        Class III                                                                     599,087,113                     481,448,287
                                                                                 -----------------                ----------------
    Increase in net assets resulting from net share transactions                      597,635,105                     481,448,287
                                                                                 -----------------                ----------------


    Total increase in net assets                                                      820,219,471                     522,920,758

Net assets:
    Beginning of period                                                               907,179,520                     384,258,762
                                                                                 -----------------                ----------------

    End of period (including accumulated undistributed
        net investment income of $11,553,963 and
        $7,846,974, respectively)                                                $  1,727,398,991                 $   907,179,520
                                                                                 =================                ================

26            See accompanying notes to the financial statements.


GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout the period)
----------------------------------------------------------------------------------------------------------------------------------


                                                                                            Period from January 2, 1997
                                                                                            (commencement of operations)
                                                                                                to February 28, 1997
                                                                                                --------------------
Net asset value, beginning of period                                                           $               10.86
                                                                                                --------------------
Income (loss) from investment operations:
  Net investment income                                                                                         0.01
  Net realized and unrealized gain (loss)                                                                       1.61
                                                                                                --------------------
    Total from investment operations                                                                            1.62
                                                                                                --------------------

Net asset value, end of period                                                                 $               12.48
                                                                                                ====================

Total Return (a)                                                                                               14.92%


Ratios/Supplemental Data:

       Net assets, end of period (000's)                                                       $               1,748
       Net expenses to average
            daily net assets                                                                                    1.45% *(C)
       Net investment income to average
            daily net assets                                                                                    0.77% *
       Portfolio turnover rate                                                                                    41%
       Average broker commission rate per equity share (d)                                     $              0.0004
       Fees and expenses voluntarily waived or borne by
            the Manager consisted of the following per
            share amount:                                                                                        (b)

*           Annualized

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.

(b) Fees and expenses voluntarily waived or borne by the manager were less than $0.01 per share.

(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .20% of average daily net assets.

(d) The average broker commission rate will vary depending on the markets in which trades are executed.

              See accompanying notes to the financial statements.             27

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout the period)
-------------------------------------------------------------------------------

                                                  Period from November 29, 1996
                                                   (commencement of operations)
                                                      to February 4, 1997(e)
                                                          ---------------
Net asset value, beginning of period                     $         10.77
                                                          --------------

Income (loss) from investment operations:
 Net investment income                                              0.05
 Net realized and unrealized gain (loss)
  on investments                                                    1.07
                                                          --------------

  Total from investment operations                                  1.12
                                                          --------------

Less distributions to shareholders:
 From net investment income                                        (0.07)
                                                          --------------

Net asset value, end of period                           $         11.82
                                                          ==============

Total Return (a)                                                  10.42%


Ratios/Supplemental Data:

       Net assets, end of period (000's)                 $           -
       Net expenses to average
             daily net assets                                      1.33%*(b)
       Net investment income to average
             daily net assets                                      6.14%*
       Portfolio turnover rate                                       41%
       Average broker commission rate (d)                $        0.0004
       Fees and expenses voluntarily waived or borne by
             the Manager consisted of the following per
             share amounts:                                           (c)


*            Annualized

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the period shown.

(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .07% of average daily net assets.

(c) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.

(d) The average broker commission rate will vary depending on the markets in which trades are executed.

(e) All Class II shares of the Fund were exchanged for Class III shares on February 4, 1997.



28            See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                 Year Ended February 28/29
                                                          -------------------------------------------------------------------
                                                                1997             1996               1995             1994*
                                                          ---------------    -------------    ---------------   -------------
Net asset value, beginning of period                     $         10.54    $        9.52    $         12.13   $       10.00
                                                          ---------------    -------------     --------------   -------------

Income (loss) from investment operations:
 Net investment income                                              0.13             0.10               0.05            0.02
 Net realized and unrealized gain (loss)                            1.96             1.06              (2.37)           2.11
                                                          ---------------    -------------     --------------   -------------

  Total from investment operations                                  2.09             1.16              (2.32)           2.13
                                                          ---------------    -------------     --------------   -------------

Less distributions to shareholders from:
 Net investment income                                             (0.14)           (0.01)             (0.07)          (0.00)(c)
 Net realized gains                                                  -              (0.13)             (0.22)          -
                                                          ---------------    -------------     --------------   -------------
  Total distributions                                              (0.14)           (0.14)             (0.29)          (0.00)
                                                          ---------------    -------------     --------------   -------------

Net asset value, end of period                           $         12.49    $       10.54    $          9.52   $       12.13
                                                          ===============    =============     ==============   =============

Total Return (a)                                                  19.98%           12.24%            (19.51%)         21.35%

Ratios/Supplemental Data:

     Net assets, end of period (000's)                   $     1,725,651    $     907,180     $      384,259   $     114,409
     Net expenses to average
          daily net assets                                         1.24% (e)        1.35%              1.58%           1.64%**
     Net investment income to average
          daily net assets                                         1.40%            1.31%              0.85%           0.87%**
     Portfolio turnover rate                                         41%              35%                50%              2%
     Average broker commission rate per equity share (b) $        0.0004              N/A                N/A             N/A
     Fees and expenses voluntarily waived or borne by
          the Manager consisted of the following per
          share amounts:                                 $          0.02                 (d)                 -            (d)

*         Period from December 9, 1993 (commencement of operations) to
          February 28, 1994.
**        Annualized.
(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(c)       The per share income distribution was $ 0.004.
(d) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.
(e) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .06% of average daily net assets.



              See accompanying notes to the financial statements.            29

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------
1.  Significant accounting policies


    The GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

    The Fund seeks long-term capital appreciation consistent with a prudent level of risk through investment in equity and equity-related securities traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

    On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. Class II shares are not currently active.

    The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    Portfolio valuation
    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - Continued

--------------------------------------------------------------------------------
    Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

    Foreign currency translation
    The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

    Forward currency contracts
    The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is extinguished through delivery or offset by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to sell is shown under
    Note 5, and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1997.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    Swap agreements
    The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 5 for a summary of all open swap agreements as of February 28, 1997.

    Options
    The Fund may write call and put options on securities it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 1997, there were no outstanding written options.

    The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    Taxes
    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

    Distributions to shareholders
    The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency, swap, and passive foreign investment company transactions.

    The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


     Undistributed Net        Accumulated Net Realized
     Investment Income              Gain/(Loss)                Paid-in Capital
    -------------------      --------------------------      -------------------
        $2,149,895                  ($2,149,895)                      -


    Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements-continued

--------------------------------------------------------------------------------

    Security transactions and related investment income
    Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

    Allocation of operating activity
    The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

    Purchases and redemptions of Fund shares
    The premium on cash purchases of Fund shares is 1.60% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. Effective June 1, 1996, the Manager will reduce such premium or fee only when any portion of a purchase is offset by a corresponding redemption occurring on the same day. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $9,898,522 in purchase premiums and $21,110 in redemption fees. There is no premium for reinvested distributions.

    Investment risk
    Investments in emerging countries present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. Further, countries may impose various types of foreign currency regulations or controls which may impede the fund's ability to repatriate amounts it receives. The fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.  Fees and other transactions with affiliates

    GMO earns a management fee paid monthly at the annual rate of 1.00% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .81% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding 1.20%.

    The Manager has entered into a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to the management of the portfolio. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

    The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $5,960. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.  Purchases and sales of securities

    Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1997, aggregated $1,111,588,722 and $481,971,648, respectively.

4.  Share transactions

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                         Period from January 2, 1997
                                        (commencement of operations)
                                            to February 28, 1997
                                       -------------------------------
Class I:                                 Shares               Amount
                                       ----------           ----------
Shares sold                               140,068           $1,542,386
Shares issued to shareholders in
  reinvestment of distributions               -                    -
Shares repurchased                            -                    -
                                       ----------           ----------
Net increase                              140,068           $1,542,386
                                       ==========           ==========

GMO Emerging Markets Funds
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

                                                                       Period from November 29, 1996
                                                                        (commencement of operations)
                                                                            to February 28, 1997
                                                                     ----------------------------------
Class II:                                                                Shares              Amount
                                                                     --------------      --------------
Shares sold                                                              5,586,262       $  63,054,064
Shares issued to shareholders in reinvestment
  of distributions                                                          16,729             178,659
Shares repurchased                                                      (5,602,991)        (66,227,117)
                                                                     --------------      --------------
Net decrease                                                                  -          $  (2,994,394)
                                                                     ==============      ==============
                                                  Year Ended                    Year Ended
                                              February 28, 1997             February 29, 1996
                                        -----------------------------  -----------------------------
Class III:                                 Shares           Amount        Shares          Amount
                                        ------------    -------------  ------------    -------------
Shares sold                               54,549,584   $  626,535,006    47,019,289   $  494,501,573
Shares issued to shareholders in
  reinvestment of distributions              759,519        8,422,271       684,670        7,137,961
Shares repurchased                        (3,248,382)     (35,870,164)   (2,004,988)     (20,191,247)
                                        ------------    -------------  ------------    -------------
Net increase                              52,060,721   $  599,087,113    45,698,971   $  481,448,287
                                        ============    =============  ============    =============

GMO Emerging Markets Funds
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
5.   Financial instruments

     A summary of outstanding financial instruments at February 28, 1997 is as follows:

     Forward currency contract

    Settlement                             Units of                         Net Unrealized
      Date           Deliver/Receive       Currency           Value          Appreciation
    ----------       ---------------     ------------     ------------      --------------
    Sales
    04/07/97         DEM                   82,105,000     $ 48,748,045      $    5,843,045
                                                                             =============

     Swap agreements

                                                                                        Unrealized
    Notional       Expiration                                                          Appreciation
     Amount          Date                            Description                      (Depreciation)
   ----------      ----------     -----------------------------------------------     --------------
  $ 3,029,260       03/06/97       Agreement with Barclays Bank PLC dated             $      665,495
                                   March 7, 1996 to pay the notional amount
                                   multiplied by 3 month LIBOR adjusted by a
                                   specified spread and to receive (pay) the
                                   notional amount multiplied by the return on
                                   the Taiwan Weighted Index.

    3,352,444       03/11/97       Agreement with Barclays Bank PLC dated                    724,102
                                   March 12, 1996 to pay the notional amount
                                   multiplied by 6 month LIBOR adjusted by a
                                   specified spread and to receive (pay) the
                                   notional amount multiplied by the return on
                                   the Taiwan Weighted Index.

GMO Emerging Markets Funds
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    Swap agreements - continued

                                                                                     Unrealized
      Notional      Expiration                                                      Appreciation
       Amount          Date                    Description                         (Depreciation)
    ------------    ----------     -------------------------------------------     --------------
    $  6,567,991     03/18/97      Agreement with Barclays Bank PLC dated         $     1,133,728
                                   March 19, 1996 to pay the notional amount
                                   multiplied by 6 month LIBOR adjusted by a
                                   specified spread and to receive (pay) the
                                   notional amount multiplied by the return on
                                   the Taiwan Weighted Index.

       5,936,852     04/28/97      Agreement with Robert Fleming & Co. Limited           (710,483)
                                   dated April 26, 1996 to pay the notional
                                   amount multiplied by a fixed rate and to
                                   receive (pay) the notional amount
                                   multiplied by the return on a basket of
                                   selected Indian securities (including
                                   dividends).

      10,000,002     01/09/98      Agreement with Union Bank of Switzerland               585,765
                                   dated January 14, 1997 to receive (pay) the
                                   notional amount multiplied by the change in
                                   market value (including dividends) of
                                   Telecomunicacoes Brasileiras ("Telebras")
                                   Ordinary Shares and to pay (receive) the
                                   notional amount multiplied by the change in
                                   market value (including dividends) of
                                   Telecomunicacoes Brasileiras ("Telebras")
                                   ADR adjusted by a specified amount.

       1,600,053     01/16/98      Agreement with Robert Fleming & Co. Limited            (12,667)
                                   dated January 24, 1997 to receive (pay) the
                                   notional amount multiplied by the change in
                                   market value of State Bank of India common
                                   stock and to pay the notional amount
                                   multiplied by a fixed rate.
                                                                                   --------------
                                               Net unrealized appreciation        $     2,385,940
                                                                                   ==============

GMO Emerging Markets Funds
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income.

GMO Emerging Markets Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham and Mr. Arjun Divecha are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been with GMO since its founding in 1977. Mr. Divecha is the principal of Dancing Elephant Ltd. which serves as the sub-custodian of the Fund. GMO has an exclusive consulting agreement with Dancing Elephant Ltd.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO Emerging Markets Fund returned 20% for the fiscal year ended February 28, 1997. The Fund's benchmark, the IFC Investable Index, returned 15% during the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in equity securities throughout the period.

Most of the outperformance during the year resulted from the positive impact of the Fund's country bets. During the year, the Fund held overweight positions in Eastern Europe, Russia and Taiwan, which all outperformed the benchmark and was underweight in South Africa, which underperformed the benchmark.

Eastern Europe was the best performing region in the world, as improving fundamentals and cheap valuations resulted in strong liquidity inflows into the region. Falling interest rates and the re-election of Mr. Yelstin resulted in very strong performance by the Russian market. Taiwan also had a very strong year, following resolution of tensions with the mainland after the Presidential election.

Overweight positions in Korea and India negatively impacted relative performance. The Korean market declined by 40% in dollar terms, plagued by rising trade deficits, falling petrochemical and DRAM (dynamic random access memory) prices and labor unrest.

Stock selection was largely neutral for the year. The Fund's holdings of South African gold stocks, neglected Taiwanese stocks and Indonesian stocks added value.

Outlook

We are bluish on the emerging equity markets as an asset class. The emerging markets have strongly underperformed the developed markets during the last three years and valuations relative to developed markets are at levels not seen since 1992. We believe that buoyancy of the U.S. market has resulted in the neglect of emerging markets as an asset class. A sideways-to-slowly-declining U.S. market (coupled with a benign interest rate environment) would represent the best case scenario for emerging equities. A rapid decline in the U.S. market would likely cause a similar decline emerging markets in the short term.

The Fund is overweight Russia, even following the market's tremendous rally last year. For the first time since the collapse of the Soviet Union, economic growth has been positive thus far in 1997. We believe that the risk of investing in Russia has been reduced with the recent appointment of a pro-reform economic team and the improved health of Mr. Yelstin. Assets are still substantially undervalued, and we believe valuations will converge to emerging market levels in the coming years. We have been gradually increasing our weights in the regional telecom and engineering sectors, which are more geared towards improvements in the domestic economy. We continue to be positive on the economic prospects in Eastern Europe but have been reducing our bets following the region's strong performance during the past 12 months.

In Asia, we are underweight in three expensive markets: Malaysia, Indonesia and the Philippines. Although India has had a strong bounce from its lows in December, it is still extremely attractive. The recent budget has de-policticized economic reform and should spur the economy from a cyclical downturn. Following the poor performance of the Korean market over the last two years, we believe the attractive valuation favors a continued overweighting in the portfolio.

In Latin America, the Fund is overweight in Argentina and Mexico and slightly underweight in Brazil, Structural reform in Brazil has made it one of the best performing markets during the last three years. Although the Fund is underweight in Brazil, we continue to hold utility stocks, which we expect will benefit from the upcoming privatization of the power sector.


The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advise.

Comparison of Change in Value of a $10,000 Investment in GMO Emerging Markets Fund Class III shares and the
IFC Investable Index
As of February 28, 1997


           Average  Annual  Total Return
                                Since
            1 Year  5 Year    Inception
                               12/9/93
Class III    17.6%    n/a        8.2%
                                1/2/97
Class I       n/a     n/a       12.6%

[LINE GRAPH APPEARS HERE]


Date               GMO Emerging Markets Fund          IFC Investable Index

12/09/93                               9,840                10,000
02/28/94                              11,941                10,893
02/28/95                               9,612                 8,364
02/29/96                             (10,746)                9,499
02/28/97                              12,893                11,006

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that a investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower has certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period, and reflects a transaction fee of 160 bp on the purchase and 40 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since the inception. Performance for Class I shares may be different due to higher shareholder service fees. Class II shares are not currently active. Past performance is not indicative of future performance. Information is unaudited.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Emerging Country Debt Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 22, 1997

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


        Par Value    Description                                                                     Value ($)
----------------------------------------------------------------------------------------------------------------
                     Mexico - 9.3%
FRF   360,250,000    Mexico Par Bond, 6.63% due 12/31/19                                             51,533,841
                                                                                                  --------------
                     Nigeria - 1.8%
USD    14,500,000    Central Bank of Nigeria Par Bond,
                                   Variable Rate, Step up (6.25%), due 11/15/20                       9,823,750
                                                                                                  --------------
                     Panama - 2.0%
USD     8,118,000    Panama Interest Reduction Bond,
                                   Variable Rate, Step up (3.50%), due 7/17/14                        6,047,910
USD     6,134,515    Panama PDI Capitalization Bond, PIK,
                                   Variable Rate, 6 mo. LIBOR - .81% (6.56%), due 7/17/16             5,183,665
                                                                                                  --------------
                                                                                                     11,231,575
                                                                                                  --------------
                     Poland - 1.4%
USD     8,000,000    Poland Discount Bond (Registered),
                                   Variable Rate, 6 mo. LIBOR - .81% (6.50%), due 10/27/24            7,775,000
                                                                                                  --------------
                     United States - 0.4%
                     Structured Notes - 0.4%
USD     2,000,000    Bankers Trust Medium Term Note, 17.10% due 10/14/97 (b)                          2,271,000
                                                                                                  --------------
                     Venezuela - 6.4%
USD    17,000,000    Republic of Venezuela DCB,
                                   Variable Rate, 6 mo. LIBOR + .88% (6.50%), due 12/18/08           14,843,125
USD       378,000    Republic of Venezuela FLIRB Series B Odd Lot,
                                   Variable Rate, 6 mo. LIBOR + .88% (6.44%), due 3/31/07               340,200
USD    21,265,500    Republic of Venezuela New Money Bond Series A,
                                   Variable Rate, 6 mo. LIBOR + 1 (6.63%), due 12/18/05              18,713,640
USD     2,062,500    Republic of Venezuela New Money Bond Series B Odd Lot,
                                   Variable Rate, 6 mo. LIBOR + .88% (6.50%), due 12/18/05            1,815,000
                                                                                                  --------------
                                                                                                     35,711,965
                                                                                                  --------------

                     TOTAL DEBT OBLIGATIONS (Cost $210,655,837)                                     277,242,928
                                                                                                  --------------

                     LOAN ASSIGNMENTS - 2.6%
                     Congo - 1.1%
ECU     3,414,900    Congo Loan Agreement
                                   (Direct Assignment with F.H. International)*                       1,138,374
FRF   102,482,960    Congo Loan Agreement
                                   (Direct Assignment with F.H. International,
                                   Salomon, and Bank of America)*                                     5,216,516
                                                                                                  --------------
                                                                                                      6,354,890
                                                                                                  --------------
                     Peru - 1.1%
USD     5,000,000    Peru Banco Central Stand-by Credit Agreement
                                   (Direct Assignment with J. P. Morgan)*                             6,100,000
                                                                                                  --------------

2             See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Par Value    Description                                                                    Value ($)
----------------------------------------------------------------------------------------------------------------
                      Russia - 0.4%
DEM      5,200,000    Russia Vnesheconombank Note Purchase Agreement
                              (Direct Assignment with German Hermes Club)*                            2,029,084
                                                                                                  --------------

                      TOTAL LOAN ASSIGNMENTS (Cost $9,109,547)                                       14,483,974
                                                                                                  --------------
                      LOAN PARTICIPATIONS - 34.1%
                      Algeria - 3.2%
JPY    217,500,000    Algeria Tranche 1,
                              Japanese LIBOR + 13/16 (2.06%)(Participation with Bank of America)      1,288,528
USD      2,000,000    Algeria Tranche 2,
                              LIBOR + 13/16 (6.63%)(Participation with Salomon)                       1,600,000
FRF     50,564,324    Algeria Tranche 3 Loan, PIBOR + 13/16 (5.00%)
                              (Participation with Salomon and Union De Banques Arabes Et Francaises)  5,901,967
USD      5,845,284    Algeria Tranche 3, 6.63%,
                              (Participation with Salomon)                                            4,150,153
FRF     40,000,000    Algeria Unrestructured Loan, 5.00% (Participation with Salomon)                 4,668,878
                                                                                                  --------------
                                                                                                     17,609,526
                                                                                                  --------------
                      Cameroon - 0.6%
NLG     28,052,902    Cameroon Loan Agreement
                              (Participation with Bank of America and Salomon)*                       3,250,284
                                                                                                  --------------
                      Congo - 0.2%
USD      4,179,127    Republic of Congo Loan
                              (Participation with F.H. International)*                                1,211,947
                                                                                                  --------------
                      Ivory Coast - 6.0%
USD      3,656,573    Ivory Coast Credit Agreement
                              (Participation with J. P. Morgan)*                                      1,417,109
FRF    378,297,436    Ivory Coast Credit Agreement (Participation with Banque Paribas,
                              J.P. Morgan, Bank of America, Chase Manhattan and Salomon)*            28,551,752
DEM        361,735    Ivory Coast Credit Agreement (Participation with Salomon)*                         79,281
FRF      1,150,000    Ivory Coast Credit Agreement (Participation with Salomon)*                         86,795
SDR      2,974,383    Ivory Coast Credit Agreement (Participation with Salomon)*                      1,524,113
BEF     18,333,554    Ivory Coast Refinancing Agreement (Participation with Salomon)*                   194,780
JPY    428,291,342    Ivory Coast Refinancing Agreement (Participation with J. P. Morgan)*            1,313,015
                                                                                                  --------------
                                                                                                     33,166,845
                                                                                                  --------------
                      Jamaica - 0.9%
USD      6,000,000    Jamaica Refinancing Agreement Tranche B, LIBOR + 13/16 (6.31%)
                              Participation with Salomon and Chase Manhattan Bank)                    5,100,000
                                                                                                  --------------

                      Morocco - 3.8%
JPY    384,300,844    Morocco Restructuring and Consolidating Agreement Tranche A, Japanese
                              Long Term Fixed Prime + .2175% (3.02%)(Participation with J. P. Morgan) 2,419,990
JPY  2,971,603,837    Morocco Restructuring and Consolidating Agreement Tranche A, Japanese
                              Long Term Floating Prime + .1175% (2.82%)(Participation with Bankers
                              Trust Co. and J.P. Morgan)                                             18,712,561
                                                                                                  --------------
                                                                                                     21,132,551
                                                                                                  --------------

              See accompanying notes to the financial statements.              3

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


       Par Value      Description                                                                  Value ($)
----------------------------------------------------------------------------------------------------------------
                      Russia - 18.5%
USD      2,500,000    International Bank for Economic Cooperation (Comecon Countries)
                                    Loan Agreement (Participation with Bank of America)*              1,212,500
DEM     10,000,000    International Investment Bank Loan Agreement
                                    (Participation with Bank of America)*                             3,169,056
JPY    900,000,000    International Investment Bank Loan Agreement
                                    (Participation with Bank of America)*                             3,243,848
USD     32,000,000    International Investment Bank Loan Agreement
                                    (Participation with Bank of America and Salomon)*                17,120,000
DEM      3,705,533    Russia Vnesheconombank Loan Agreement
                                    (Participation with Chase Manhattan Bank)*                        1,928,822
FRF    348,120,994    Russia Vnesheconombank Loan Agreement (Participation with Banque Paribas,
                                    Chase Manhattan, Bank of America, Lehman Brothers and
                                    J. P. Morgan)*                                                   53,388,573
ECU      2,550,000    Russia Vnesheconombank Loan Agreement
                                    (Participation with Bank of America)*                             2,561,158
GBP      8,311,366    Russia Vnesheconombank Loan Agreement
                                    (Participation with Chase Manhattan Bank and Bank of America)*   11,848,045
NLG      2,165,880    Russia Vnesheconombank Loan Agreement
                                    (Participation with J. P. Morgan)*                                  996,649
ECU      3,000,000    Russia Vnesheconombank Note Purchase Agreement
                                    (Participation with Bank of America)*                             3,013,127
ECU      5,000,000    Russia Vnesheconombank Note Purchase Agreement
                                    (Participation with J. P. Morgan)* (c)                            4,322,752
                                                                                                  --------------
                                                                                                    102,804,530
                                                                                                  --------------
                      Yugoslavia - 0.9%
USD     2,488,674     Yugoslavia Loan Participation Note Tranche A
                                    (Participation with Chase Manhattan Bank)*                        1,368,771
USD     3,711,287     Yugoslavia Loan Participation Note Tranche B
                                    (Participation with Chase Manhattan Bank)*                        2,041,208
USD     3,266,190     Yugoslavia Loan Participation Note Tranche C
                                    (Participation with Chase Manhattan Bank and J. P. Morgan)*       1,796,405
                                                                                                  --------------
                                                                                                      5,206,384
                                                                                                  --------------

                      TOTAL LOAN PARTICIPATIONS (Cost $110,382,000)                                 189,482,067
                                                                                                  --------------

  Principal Amount    PUT OPTIONS PURCHASED - 0.2%
  (000's omitted)     Options on Bonds - 0.0%
USD        15,000     Brazil EI Brady Bond, Expires 4/11/97 Strike 85.0625                                7,815
USD        15,000     Brazil Real Commercial, Expires 3/3/97 Strike 1.053                                     0
USD        10,000     Venezuela Discount Bond, Expires 7/10/97 Strike 88.25 less DCB offer               32,900
                                                                                                  --------------
                                                                                                         40,715
                                                                                                  --------------
                      Options on Currency - 0.2%
USD        20,000     Thai Baht, Expires 8/29/97 Strike 26.10                                           498,000
                                                                                                  --------------

                      TOTAL PUT OPTIONS PURCHASED (Cost $552,500)                                       538,715
                                                                                                  --------------

4             See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


                     Description                                                                     Value ($)
----------------------------------------------------------------------------------------------------------------

  Principal Amount   CALL OPTIONS PURCHASED - 3.7%
   (000's omitted)   Options on Bonds - 3.7%
USD        50,000    Argentina Discount Bond, Expires 6/6/97 Knock Out 75.00, Strike 75.00            3,840,000
USD        48,000    Brazil Discount Z, Expires 4/25/97 Strike 73.00                                  4,260,000
USD        30,000    Brazil Discount Z, Expires 5/30/97 Strike 77.00                                  1,485,210
USD        75,000    Brazil Par Bond, Expires 5/2/97 Knock Out 57.00, Strike 57.00                    5,851,500
USD        50,000    Mexico Discount Bond, Expires 5/23/97 Strike 87.00                               1,987,100
USD        50,000    Venezuela Par Bond, Expires 5/16/97 Strike 70.00                                 2,943,450
                                                                                                  --------------
                                                                                                     20,367,260
                                                                                                  --------------
                     Options on Currency - 0.0%
USD        20,000    Thai Baht, Expires 8/29/97 Strike 26.10                                            208,000
                                                                                                  --------------

                     TOTAL CALL OPTIONS PURCHASED (Cost $20,828,600)                                 20,575,260
                                                                                                  --------------

        Shares       RIGHTS AND WARRANTS - 0.0%
                     Mexico - 0.0%
        99,271,000   Mexican Value Recovery Rights, Expires 6/30/03                                          --
                                                                                                  --------------
                     Nigeria - 0.0%
            14,000   Central Bank of Nigeria Payment Adjusted Warrants,
                              Expires 11/15/20                                                               --
                                                                                                  --------------
                     Venezuela - 0.0%
           312,840   Republic of Venezuela Recovery Warrants,
                              Expires 4/15/20                                                                --
                                                                                                  --------------

                     TOTAL RIGHTS AND WARRANTS (Cost $0)                                                     --
                                                                                                  --------------

         Par Value   SHORT-TERM INVESTMENTS - 6.9%
                     Repurchase Agreements - 6.2%
$        5,474,450   Prudential Securities, Inc. Repurchase Agreement dated 2/28/97, due 3/3/97, with a maturity value of $5,476,626 and an effective yield of 4.77%, collateralized by a U.S. Government Agency
                     Obligation with a rate of 0.00%, a maturity date of 3/27/97 and
                     market value of $5,584,000.                                                      5,474,450

        29,203,555   Salomon Brothers Repurchase Agreement, dated 2/28/97, due
                     3/3/97 with a maturity value of $29,215,358 and an effective yield of 4.85%, collateralized by U.S. Treasury Obligations with rates ranging from 7.25% to 11.88%, maturity dates ranging from
                     11/15/03 to 5/15/20 and an aggregate market value of $29,819,250.               29,203,555
                                                                                                  --------------
                                                                                                     34,678,005
                                                                                                  --------------
                     U.S. Government - 0.7%
        4,000,000    U.S. Treasury Bill, 5.56% due 1/08/98 (a)                                        3,816,852
                                                                                                  --------------
                     TOTAL SHORT-TERM INVESTMENTS (Cost $38,494,204)                                 38,494,857
                                                                                                  --------------

              See accompanying notes to the financial statements.              5

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investment - continued
(showing percentage of total net assets)
February 28, 1997

--------------------------------------------------------------------------------

     TOTAL INVESTMENTS - 97.4%
     (Cost $390,022,688) * *                                         540,817,801

     Other Assets and Liabilities (net) -  2.6%                       14,670,556
                                                                     -----------
     TOTAL NET ASSETS - 100.0%                                      $555,488,357
                                                                     ===========

                      Notes to the Schedule of Investments:

                      DCB-   Debt Conversion Bond.

                      FLIRB- Front Loaded Interest Reduction Bond.

                      PIK -  Payment In Kind.

                      PDI -  Past Due Interest.

                      Knock Out - Option will expire if underlying security
                             reaches Knock Out price.

                      144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                      Variable and Step up rates -  The rates shown on variable
                             and step up rate notes are the current interest rates at February 28, 1997, which are subject to change based on the terms of the security.

                      (a) All or a portion of this security is held as collateral for open futures contracts.

                      (b) Principal is linked to the value of the Brazilian Capitalization Bond and the Brazilian IDU Bond. Restricted as to public resale. At the date of aquisition, this security was valued at cost. There were no outstanding unrestricted securities of the same class as those held.

                      (c) Security contains a swap feature dated 12/5/95, expiring 3/24/97, with a current notional amount of ECU 500,000 to pay 7.80% and receive 6 mo. ECU LIBOR + .25%

                      * Non-performing. Borrower not currently paying interest.

                      * * The aggregate identified cost for federal income tax purposes is $390,022,688, resulting in gross unrealized appreciation and depreciation of $152,943,138 and $2,148,025, respectively, and net unrealized appreciation of $150,795,113.

                      Currency Abbreviations

                      AGP    - Argentinian Peso
                      CZK    - Czech Koruna
                      BEF    - Belgian Franc
                      DEM    - German Mark
                      ECU    - European Currency Unit
                      FRF    - French Franc
                      GBP    - British Pound
                      JPY    - Japanese Yen
                      NLG    - Netherlands Guilder
                      SDR    - Special Drawing Rights
                      USD    - United States Dollar


6             See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997

Assets:
  Investments, at value (cost $390,022,688)(Note 1)              $  540,817,801
  Receivable for investments sold                                    27,099 598
  Receivable for Fund shares sold                                        52,245
  Receivable for open swap contracts (Notes 1 and 6)                  1,508,059
  Interest receivable                                                 6,591,074
  Receivable for open forward foreign currency contracts (Note 6)     9,361,742
  Receivable for expenses waived or borne by Manager (Note 2)            91,354

    Total assets                                                    585,521,873

Liabilities:
  Payable for investments purchased                                   6,448,211
  Payable for Fund shares repurchased                                22,425,145
  Payable to brokers for open futures contracts (Notes 1 and 6)          17,792
  Payable for open forward foreign currency contracts (Note 6)          619,019
  Payable to affiliate for (Note 2):
    Management fee                                                      227,047
    Shareholder service fee                                              68,117
  Accrued expenses                                                      228,185
                                                                 --------------
    Total liabilities                                                30,033,516


Net assets                                                       $  555,488,357

Net assets consist of:
  Paid-in capital                                                $  298,584,032
  Accumulated undistributed net investment income                    21,594,553
  Accumulated undistributed net realized gain                        73,442,653
  Net unrealized appreciation                                       161,867,119
                                                                 --------------
                                                                 $  555,488,357

Net assets attributable to:
  Class I share                                                  $       36,124
  Class III shares                                               $  555,452,233
                                                                 --------------

Shares outstanding:
  Class I                                                                 2,566
  Class III                                                          39,409,825

Net asset value per share:
  Class I                                                        $        14.08
                                                                 --------------
  Class III                                                      $        14.09

              See accompanying notes to the financial statements.

   GMO Emerging Country Debt Fund
   (A Series of GMO Trust)


   Statement of Operations - Year Ended February 28, 1997
   -------------------------------------------------------------------------------------------------------------------------

   Investment income:
       Interest (including securities lending income of $76,117)                                     $           56,944,730
                                                                                                       ---------------------

   Expenses:
       Management fee (Note 2)                                                                                    3,190,658
       Custodian fees                                                                                               471,640
       Legal fees                                                                                                   166,759
       Audit fees                                                                                                    71,131
       Transfer agent fees                                                                                           22,492
       Trustees fee (Note 2)                                                                                          3,155
       Miscellaneous                                                                                                  6,095
       Fees waived or borne by Manager (Note 2)                                                                    (986,384)
                                                                                                       ---------------------
                                                                                                                  2,945,546
       Shareholder service fee (Note 2)
          Class I                                                                                                        12
          Class III                                                                                                 722,023
                                                                                                       ---------------------
          Net expenses                                                                                            3,667,581
                                                                                                       ---------------------
              Net investment income                                                                              53,277,149
                                                                                                       ---------------------

   Realized and unrealized gain (loss):
          Net realized gain (loss) on:
              Investments                                                                                       202,889,446
              Closed futures contracts                                                                            2,681,151
              Closed swap contracts                                                                                  47,791
              Written options                                                                                       352,000
              Foreign currency, forward contracts and foreign
                 currency related transactions                                                                   17,842,274
                                                                                                       ---------------------
                 Net realized gain                                                                              223,812,662
                                                                                                       ---------------------

          Change in net unrealized appreciation (depreciation) on:
              Investments                                                                                        67,621,423
              Open futures contracts                                                                             (2,733,014)
              Open swap contracts                                                                                 1,484,450
              Written options                                                                                      (349,360)
              Foreign currency, forward contracts and foreign
                 currency related transactions                                                                    7,984,410
                                                                                                       ---------------------
                 Net unrealized gain                                                                             74,007,909
                                                                                                       ---------------------


              Net realized and unrealized gain                                                                  297,820,571
                                                                                                       ---------------------

   Net increase in net assets resulting from operations                                              $          351,097,720
                                                                                                       =====================

8             See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)


   Statement of Changes in Net Assets
   -----------------------------------------------------------------------------

                                                                                                     Year Ended
                                                                                    February 28, 1997           February 29, 1996
                                                                                  ---------------------       ---------------------
   Increase (decrease) in net assets:
   Operations:
       Net investment income                                                        $         53,277,149        $       65,130,740
       Net realized gain                                                                     223,812,662                61,081,420
       Change in net unrealized appreciation (depreciation)                                   74,007,909               119,723,421
                                                                                    ---------------------       -------------------
       Net increase in net assets resulting from operations                                  351,097,720               245,935,581
                                                                                    ---------------------       -------------------

   Distributions to shareholders from:
       Net investment income
            Class III                                                                        (60,410,173)              (55,195,795)
                                                                                    ---------------------       -------------------
       Net realized gains
            Class III                                                                       (149,956,551)              (30,587,693)
                                                                                    ---------------------       -------------------

                                                                                            (210,366,724)              (85,783,488)
                                                                                    ---------------------       -------------------
   Net share transactions:  (Note 5)
            Class I                                                                               34,101                        --
            Class III                                                                       (200,761,783)              211,881,606
                                                                                    ---------------------       -------------------
       Net (decrease) increase in net assets resulting
          from Fund share transactions                                                      (200,727,682)              211,881,606
                                                                                    ---------------------       -------------------

       Total (decrease) increase in net assets                                               (59,996,686)              372,033,699

   Net assets:
       Beginning of period                                                                   615,485,043               243,451,344
                                                                                    ---------------------       -------------------

       End of period (including accumulated undistributed
          net investment income of $21,594,553 and
          $13,630,078, respectively)                                                $        555,488,357        $      615,485,043
                                                                                    =====================       ===================

          See accompanying notes to the financial statements.                  9

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout the period)



                                             Period from December 31, 1996
                                             (commencement of operations)
                                                 to February 28, 1997

Net asset value, beginning of period                     $      12.87
                                                          -----------

Income from investment operations:
  Net investment income                                          0.10
  Net realized and unrealized gain                               1.11
                                                          -----------
     Total from investment operations                            1.21
                                                          -----------


Net asset value, end of period                           $      14.08
                                                          ===========

Total Return (a)                                                 9.40%


Ratios/Supplemental Data:

  Net assets, end of period (000's)                      $         36
  Net expenses to average
     daily net assets                                            0.71%*
  Net investment income to average
     daily net assets                                            6.06%*
  Portfolio turnover rate                                         152%
  Fees and expenses voluntarily waived or borne by
     the Manager consisted of the following per
     share amount:                                       $       0.00

*    Annualized.

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.

              See accompanying notes to the financial statements.

   GMO Emerging Country Debt Fund
   (A Series of GMO Trust)


   Financial Highlights
   (For a Class III share outstanding throughout each period)
   --------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended February 28/29,
                                                             ----------------------------------------------------------
                                                                  1997                   1996             1995*
                                                             ----------------         ------------     -------------
   Net asset value, beginning of period                    $           11.76        $        8.39    $        10.00
                                                             ----------------         ------------     -------------

   Income from investment operations:
     Net investment income                                              1.48                 1.35              0.48
     Net realized and unrealized gain (loss)                            6.40                 3.84             (1.59)
                                                             ----------------         ------------     -------------
         Total from investment operations                               7.88                 5.19             (1.11)
                                                             ----------------         ------------     -------------

   Less distributions to shareholders:
     From net investment income                                        (1.58)               (1.17)            (0.40)
     From net realized gains                                           (3.97)               (0.65)                -
     In excess of net realized gains                                       -                    -             (0.10)
                                                             ----------------         ------------     -------------
         Total distributions                                           (5.55)               (1.82)            (0.50)
                                                             ----------------         ------------     -------------

   Net asset value, end of period                          $           14.09       $        11.76   $          8.39
                                                             ================         ============     =============

   Total Return (a)                                                    74.32%               63.78%           (11.65%)


   Ratios/Supplemental Data:

     Net assets, end of period (000's)                     $         555,452       $      615,485   $       243,451
     Net expenses to average
         daily net assets                                               0.57%                0.50%             0.50%**
     Net investment income to average
         daily net assets                                               8.35%               12.97%            10.57%**
     Portfolio turnover rate                                             152%                 158%              104%
     Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                    $            0.03       $         0.02   $          0.01

     *      For the period from April 19, 1994 (commencement of operations) to
            February 28,1995.
     **     Annualized
     (a)    Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

                See accompanying notes to the financial statements.           11

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------



1. Significant accounting policies


   The GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

   The Fund seeks high total return by investing primarily in sovereign debt of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

   On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

   The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   Portfolio valuation
   Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the
   preceding closing values of such securities on their respective   exchanges,
   and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

   Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------


  Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.


  Foreign currency translation
  The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

  Futures contracts
  The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

  Forward currency contracts
  The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward
  currency contract fluctuates   with changes in forward currency exchange
  rates.  Forward currency contracts are marked to market   daily and the change
  in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1997.


  Options
  The Fund may write call and put options on securities it owns or in which it
  may invest.  When the   Fund writes a call or put option, an amount equal to
  the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against
  the proceeds or amounts paid on the   transaction to determine the realized
  gain or loss.  The Fund as a writer of an option has   no control over whether
  the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 1997, the Fund had no outstanding written options.

  The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

  Loan agreements
  The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.


  Indexed securities
  The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.


  Repurchase agreements
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

  Security lending
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, there were no securities on loan.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

  Swap agreements
  The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates. The Fund entered into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 28, 1997.


  Taxes
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

  Distributions to shareholders
  The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions and redemptions in-kind. Gains resulting from such in-kind transactions amounted to $4,191,544.


  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------


          Undistributed Net       Accumulated Net Realized
          Investment Income            Gain/(Loss)            Paid-in Capital
     --------------------------  -------------------------- ------------------
              $15,097,499             ($18,362,548)             $3,265,049


  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  Security transactions and related investment income
  Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. Income is not recognized and discounts are not amortized on securities for which collection is not expected. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.


  Allocation of operating activity
  The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.


  Purchases and redemptions of Fund shares
  The premium on cash purchases of Fund shares is .50% of the amount invested. In the case of cash redemptions, the fee is .25% of the amount redeemed. Effective June 1, 1996, the Manager will reduce such premium or fee only when any portion of a purchase is offset by a corresponding redemption occurring on the same day. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $600,562 in purchase premiums and $497,945 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   Investment risk
   Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the fund's ability to repatriate amounts it receives. The fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, the fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.


2. Fees and other transactions with affiliates

   GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

   GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .35% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .50%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged. Additionally, effective March 1, 1996, the waiver was adjusted to exclude custodian fees.

   The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $3,155. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

3.  Purchases and sales of securities


    For the year ended February 28, 1997, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                    Purchases        Proceeds
                                                 -------------   ---------------
    U.S. Government securities                   $  28,060,938   $    28,074,975

    Investments (non-U.S. Government securities)   794,039,650     1,065,835,431


4.  Principal shareholders

    At February 28, 1997, 70% of the outstanding Class I shares of the Fund were held by four shareholders and 13% of the outstanding Class III shares of the Fund were held by one shareholder, each holding in excess of 10% of the outstanding shares of the respective class.



5.  Share transactions

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                          Period from December 31, 1996
                                          (commencement of operations)
                                              to February 28, 1997
                                        -------------------------------
Class I:                                    Shares             Amount
                                        ------------       ------------
  Shares sold                                  2,566       $     34,101
  Shares issued to shareholders in
   reinvestment of distributions                   -                  -
  Shares repurchased                               -                  -
                                        ------------       ------------
  Net increase                                 2,566       $     34,101
                                        ============       ============

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

                                                    Year Ended                           Year Ended
                                                February 28, 1997                     February 29, 1996
                                        -------------------------------      --------------------------------
Class III:                                 Shares            Amount              Shares           Amount
                                        -------------     -------------      -------------   ----------------
  Shares sold                             11,310,056    $  162,038,721         34,834,354  $     342,519,546

  Shares issued to shareholders in
   reinvestment of distributions          14,440,766       185,738,098          5,671,374         61,638,059

  Shares repurchased                     (38,680,281)     (548,538,602)       (17,191,233)      (192,275,999)
                                        -------------     -------------      -------------   ----------------
  Net increase (decrease)                (12,929,459)   $ (200,761,783)        23,314,495  $     211,881,606
                                        =============     =============      =============   ================

6.  Financial instruments

    A summary of outstanding financial instruments at February 28, 1997 is as follows:


    Forward currency contracts



                                                                              Net Unrealized
      Settlement                            Units                              Appreciation
         Date       Deliver/Receive      of Currency           Value          (Depreciation)
    -------------   ---------------     -------------   ----------------   ------------------
    Buys

          4/30/97         FRF              46,800,000   $      8,245,599   $        (82,863)

           3/3/97         CZK             316,276,000          9,721,953           (278,047)

           3/4/97         CZK             316,276,000          9,718,752            195,149
                                                                             ---------------
                                                                           $       (165,761)
                                                                             ===============
    Sales

          3/10/97         AGP               7,000,000   $      7,000,000   $        (30,665)

          3/14/97         AGP               3,000,000          2,999,520             (7,001)

           4/7/97         AGP               7,000,000          6,992,728            (24,086)

           3/7/97         DEM              39,600,000         23,466,927          3,132,570

          5/22/97         ECU               1,850,000          2,132,914               (789)

          4/30/97         FRF             816,800,000        143,910,370          4,056,860

          4/18/97         GBP               8,600,000         14,017,940            509,180

          4/10/97         JPY           3,613,000,000         30,114,185          1,467,983

           3/3/97         CZK             316,276,000          9,721,953           (195,568)
                                                                             ---------------
                                                                           $      8,908,484
                                                                             ===============

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

Futures contracts




                                                                                          Net Unrealized
    Number of                                                           Contract           Appreciation
    Contracts             Type                Expiration Date             Value           (Depreciation)
    -----------  -------------------   ---------------------------   ----------------    ----------------
    Sales

            200  Euro Dollar                   September 1997        $    47,000,000   $         153,500

             38  MATIF Bond                      March 1997                4,857,002            (149,083)

             62  MATIF Bond                       June 1997                7,135,946              (7,694)

            200  U.S. Treasury Bill               June 1997               47,385,000              60,975

            500  U.S. Treasury Bond               June 1997               55,218,750             823,906
                                                                                         ----------------
                                                                                       $         881,604
                                                                                         ================

    At February 28, 1997, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

Written option transactions


                                                             Calls

                                              Principal Amount
                                                of Contracts
                                               (000's omitted)       Premiums
                                            ------------------    ------------
    Outstanding, beginning of period                   40,000  $      352,000

    Options written                                    75,000       5,512,500

    Options exercised                                 (75,000)     (5,512,500)

    Options expired                                   (40,000)       (352,000)
                                           ------------------    ------------
    Outstanding, end of period                              -  $            -
                                           ==================    ============

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    Swap agreements



                                                                                  Net Unrealized
       Notional       Expiration                                                   Appreciation
        Amount          Date                       Description                    (Depreciation)
    -------------  --------------    --------------------------------------    -------------------
    ECU   500,000      3/24/97       Agreement with Morgan Guaranty Trust    $           (10,097)
                                     Company dated 12/5/95 to pay the
                                     notional amount multiplied by the 6
                                     month ECU LIBOR plus a specified
                                     spread and to receive the notional
                                     amount multiplied by a specified
                                     rate.

    $  54,278,259     2/26/99        Agreement with Credit Suisse                      1,518,156
                                     Financial Products dated 2/12/97 to
                                     purchase, for a set price, a
                                     specified amount of Bulgaria FLIRB
                                     Fixed/Floating Rate Note Series A
                                     due July 28, 2012 and Bulgaria FLIRB
                                     Fixed/Floating Rate Note Series B
                                     due July 28 2012.  In the event of
                                     default by Bulgaria, the agreement
                                     to purchase the bonds is eliminated;
                                     in its place, Credit Suisse
                                     Financial Products acquires the
                                     option to sell the same amount of
                                     the bonds to the Fund for a lower
                                     set price.

                                                                               ------------------
                                                                             $         1,508,059
                                                                               ==================

    See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (Unaudited)

--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 23.44% of distributions as net capital gain dividends.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr. Thomas F. Cooper and Mr. William L. Nemerever are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. since 1993.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the Emerging Country Debt Fund returned 74.3% for the fiscal year ended February 28, 1997, compared to 43.3% for the J.P. Morgan Emerging Market Bond Index Plus. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in sovereign debt instruments of emerging countries throughout the period.

The past year was an exceptional period for emerging country debt. The trend toward improving sovereign credit fundamentals and narrowing yield spreads which began in March 1995 continued into 1997. During the year sovereign yield spreads fell to levels not seen since the end of 1993, new investors entered the market, and confidence returned.

The Fund performed exceptionally well in this environment, outperforming its benchmark by 31.0% for the fiscal year. The value was added through security selection primarily, with secondary emphasis placed on active country allocation. The Fund remained fully invested throughout the period. The longer-dated, less-marketable holdings favored by the managers rose in price as liquidity premiums contracted. An overweighted position in Russian loans helped performance as did holdings of Ivory Coast loans. Both of these countries announced restructuring programs enabling holders of the defaulted loans to exchange them for interest-paying bonds. These restructuring programs caused the value of the loans held by the Fund to increase significantly.

Outlook
-------

There remain many opportunities in emerging country debt. The Fund retains an overweighted position in Russian debt and holds issues of many countries not in the benchmark. These include: Algeria, Costa Rica, the Dominican Republic, Ivory Coast, Jamaica, Jordan and Yugoslavia. The outlook for these markets is generally good, though the managers do not expect returns to be near those of the past two years.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in GMO Emerging Country Debt Fund Class III shares and the
J.P. Morgan Emerging Markets Bond Index Plus
As of February 28, 1997


Average Annual Total Return
                                                         Since
                         1 Year       5 Year             Inception
Class III                                                 4/19/94
                          73.0%       n/a                   37.7%

Class I                                                  12/31/96
                            n/a       n/a                    8.7%



                           [LINE GRAPH APPEARS HERE]

                                                  J.P. Morgan
                                                Emerging Markets
Date       GMO Emerging Country Debt Fund         Bond Index +

04/19/94                9,950                       10,000
02/28/95                8,792                        9,220
02/29/96               14,364                       13,030
02/28/97               25,040                       18,668


Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 25 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class I shares may be different due to higher shareholder service fees. Class II shares have not commenced operations. Past performance is not indicative of future performance, Information is unaudited.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total assets)
February 28, 1997

        Par Value       Description                                                                             Value ($)
----------------------------------------------------------------------------------------------------------------------------
                        DEBT OBLIGATIONS - 49.9%
                        Argentina - 10.1%
AGP     35,134,370      Argentina Pro-1 Co-Participation Rights,
                                Variable Rate, 1 mo. Peso Deposit Rate (3.22%), due 4/01/07                     23,169,845
USD     10,000,000      Republic of Argentina Bocon Pro 1, PIK,
                                Variable Rate, 1 mo. Peso Deposit Rate (3.22%), due 4/01/07                     10,300,000
USD      9,000,000      Republic of Argentina Discount Bond
                                Variable Rate, 6 mo. LIBOR + .81% (6.38%), due 3/31/23                           7,470,000
USD     15,000,000      Republic of Argentina Par Bond,
                                Variable Rate, Step Up (5.25%) due 3/31/23                                       9,975,000
USD      5,000,000      Republic of Argentina, 11.75% due 2/12/07 144A                                           5,260,000
                                                                                                               -----------
                                                                                                                56,174,845
                                                                                                               -----------
                        Brazil - 5.3%
USD     33,073,835      Brazil Capitalization Bond, PIK. 8.00% due 4/15/14                                      26,190,343
USD      4,000,000      Brazil Discount ZL Bond,
                                Variable Rate. 6 mo.L LIBOR + .81% (6.50%), due 4/15/24                          3,280,000
                                                                                                               -----------
                                                                                                                29,470,343
                                                                                                               -----------
                        Costa Rica - 0.8%
USD      2,530,192      Central Bank of Costa Rica Interest Series A,
                                Variable Rate, 3 mo. LIBOR + .81% (6.31%), due 5/21/05                           2,353,079

USD      1,439,592      Central Bank of Costa rica Interest Series B,
                                Variable Rate, 3 mo. LIBOR + .81% (6.31%), due 5/21/05                           1,281,235

USD      1,000,000      Central Bank of Costa Rica Principal Bond Series A,
                                6.25% due 5/21/10                                                                  830,000
                                                                                                               -----------
                                                                                                                 4,464,314

                        Dominican Republic - 1.6%
USD     11,957,000      Dominican Republic Discount Bond,
                                Variable Rate 6 mo. LIBOR + .81% (6.38%), due 8/30/24                            8,848,180
                                                                                                               -----------
                        Ecuador - 5.7%
USD      8,215,000      Republic of Ecuador Discount Bond (Global Registered),
                                Variable Rate, 6 mo. LIBOR + .81 (6.44%), due 2/28/25                            5,668,350
USD     46,500,000      Republic of Ecuador Par Bond,
                                Variable Rate, Step up (3.25%), due 2/28/25                                     20,925,000
USD      6,484,768      Republic of Ecuador PDI, (Registered), PIK,
                                Variable Rate, 6 mo. LIBOR + 81% (6.44), due 2/27/15                             4,020,556
USD      1,848,820      Republic of Ecuador PDI, (Global Bearer Capitalization Bond), PIK,
                                Variable Rate, 6 mo. LIBOR + .81% (6.44%), due 2/27/15                           1,146,268
                                                                                                               -----------
                                                                                                                31,760,174
                                                                                                               -----------
                        Jordan - 5.1%
USD     14,750,000      Hashemite Kingdom of Jordan Par Bond,
                                Variable Rate, Step up (4.00%), due 12/23/23 144A                                9,808,750
USD      3,070,939      Hashemite Kingdom of Jordan PDI (Registered),
                                Variable Rate, 6 mo. LIBOR + .81% (6.50%), due 12/23/05 144A                     2,886,683
USD     16,470,753      Hashemite Kingdom of Jordan PDI,
                                Variable Rate, 6 mo. LIBOR + .81% (6.50%), due 12/23/05                         15,482,508
                                                                                                               -----------
                                                                                                                28,177,941
                                                                                                               -----------

              See accompanying notes to the financial statements.              1

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                        Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Global Hedged Equity Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Hedged Equity Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 22, 1997

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       STOCK AND EQUIVALENTS - 79.8%
                       Australia - 2.5%
              22,448   Adelaide Brighton Ltd                                                                    32,235
              14,100   Advance Property Fund                                                                    16,307
               3,800   Amalgamated Holdings Ltd                                                                 17,550
             111,803   Australia and New Zealand Banking Group Ltd                                             697,723
               4,400   Australian Gas & Light                                                                   25,171
              94,485   Australian National Industries Ltd                                                      104,875
              57,296   Boral Ltd                                                                               155,656
              25,802   Bougainville Copper Ltd *                                                                11,215
               6,800   Broken Hill Proprietary Ltd                                                              89,993
              47,835   Burns Philp & Co Ltd                                                                     74,259
              12,200   Capral Aluminum Ltd                                                                      42,045
               5,700   Coca-Cola Amatil Ltd                                                                     52,207
              42,960   Coles Myer Ltd                                                                          189,069
               7,065   Commonwealth Bank of Australia                                                           70,303
               7,983   Consolidated Rutile Ltd                                                                   6,444
               9,184   Cortecs International Ltd *                                                              34,574
               1,800   Coventry Group Ltd                                                                        7,195
               7,800   CRA Ltd                                                                                 116,801
               4,900   CSL Ltd                                                                                  24,912
             121,432   CSR Ltd                                                                                 428,863
              23,000   Cultus Petroleum *                                                                       37,848
               2,495   Dominion Mining Ltd Warrants 12/31/98 *                                                     775
               4,990   Dominion Mining Ltd *                                                                     3,447
              20,660   Email Ltd                                                                                65,268
               1,000   Emperor Mines Ltd *                                                                       1,746
               3,900   Faulding (FH) & Co Ltd                                                                   22,704
               7,804   Foodland Associated                                                                      37,556
              32,310   Fosters Brewing Group Ltd                                                                67,463
               2,763   G E Crane Holdings Ltd                                                                   25,092
              28,606   General Property Trust Units                                                             55,732
             152,241   Goodman Fielder Ltd                                                                     184,344
              69,184   Hardie (James) Industries Ltd                                                           198,692
               6,000   HIH Winterthur International Holdings                                                    14,391
                 200   Jupiters Ltd                                                                                432
               4,300   KLZ Ltd                                                                                  11,815
               7,599   Leighton Holdings                                                                        33,031
              14,400   Macmahon Holdings                                                                        11,177
               7,900   Mayne Nickless Ltd                                                                       46,664
               5,198   Metal Manufactures Ltd                                                                   12,669
               8,900   Mirvac Ltd                                                                               18,238
               1,204   Mount Leyshon Gold Mines                                                                  2,075
              15,842   National Australia Bank Ltd                                                             199,450
               3,344   National Consolidated Ltd                                                                 2,440
             204,292   News Corp Ltd                                                                         1,087,800
             108,981   News Corp Ltd Preferred 1.19%                                                           492,320
              10,210   Normandy Mining Ltd                                                                      14,107
              15,777   North Broken Hill Peko Ltd                                                               51,066

                See accompanying notes to the financial statements.            1

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Austraila - continued
              18,579   Orbital Engine Corp *                                                                    14,854
                 200   Pacific BBA Ltd                                                                             668
             120,613   Pacific Dunlop Ltd                                                                      290,221
             138,600   Pioneer International Ltd                                                               412,036
              23,507   PMP Communications Ltd                                                                   59,300
               5,900   Portman Mining Ltd                                                                       12,182
               2,200   Publishing & Broadcasting Ltd                                                            11,014
              28,190   Qantas Airways Ltd                                                                       53,390
               3,300   QBE Insurance Group Ltd                                                                  16,521
              27,992   QNI Ltd                                                                                  57,795
               2,900   Reinsurance Australia                                                                     9,859
               7,531   RGC Ltd                                                                                  29,929
              12,526   Rothmans Holdings Ltd                                                                    84,587
              28,294   Santos Ltd                                                                              101,903
              83,317   Schroders Property                                                                      153,916
               2,769   Sea World Property Trust                                                                  3,654
               1,141   Seven Network Ltd                                                                         3,782
                 928   Siddons Ramset Ltd                                                                        4,812
               4,501   Simsmetal Ltd                                                                            27,258
               3,400   Smith (Howard) Ltd                                                                       28,521
              12,500   Southcorp Holdings Ltd                                                                   44,243
               1,187   St George Bank                                                                            7,094
              76,591   Stockland Trust Group                                                                   196,779
               6,600   Tabcorp Holdings                                                                         30,276
                 900   Ticor Ltd *                                                                                 747
               2,300   Village Roadshow                                                                          7,623
                 900   W H Soul Pattison & Co Ltd                                                               39,120
              18,377   Walker Corp                                                                              12,980
               1,700   Westfield Holdings                                                                       26,259
             125,721   Westfield Trust Units                                                                   242,010
               5,945   Weston Foods Ltd                                                                         34,609
              63,400   Westpac Banking Corp                                                                    359,241
               5,200   Westpac Property Trust                                                                    7,185
              12,611   Wills (WD & HO) Holdings Ltd                                                             24,570
                                                                                                     ------------------
                                                                                                             7,304,677
                                                                                                     ------------------
                       Austria - 0.7%
                  61   Allgemeine Baugesellschaft AG *                                                           5,494
                 242   Austrian Airlines *                                                                      36,052
               1,704   Bank Austria AG (Participating Certificate)                                              50,197
               1,459   Bau Holding AG Preferred 2.42% (Non Voting)                                              69,995
               2,220   Brau Union AG                                                                           125,189
               2,802   Creditanstalt-Bankverein                                                                172,159
               2,323   Creditanstalt-Bankverein Preferred 1.65%                                                 88,942
                 207   EA-Generali AG                                                                           57,494
                 120   EA-Generali AG Preferred 6.00%                                                           12,494
               1,191   EVN Energie-Versorgung Niederoesterreich AG                                             175,324
                 495   Jenbacher Werke AG                                                                       14,374
                 425   Lenzing AG                                                                               20,461

2                See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Austria - continued
                 783   Leykam-Muerztaler Papier und Zellstoff AG                                                21,814
                 318   Miba Holding AG Class B Preferred 1.34%                                                  13,811
               1,967   OEMV AG                                                                                 231,778
               2,019   Oesterreichische Brau Beteiligungs AG                                                   124,051
               4,199   Oesterreichische Elektrizitaetswirtschafts AG                                           304,998
               2,829   Oesterreichische Laenderbank AG                                                         193,581
               1,608   Oesterreichische Laenderbank AG Preferred (Non Voting)                                   56,437
                 267   Perlmooser Zementwerke AG                                                                13,821
               1,380   Radex-Heraklith AG                                                                       50,055
                 402   RAS Versicherungs AG                                                                     49,704
                 739   Steyr-Daimler-Puch AG *                                                                  13,062
                 178   Strabag Oesterreich AG                                                                   10,352
                 332   Universale Bau AG                                                                        13,133
                 108   Wiener Allianz Versicherungs AG                                                          12,271
                 405   Wienerberger Baustoffindustrie AG                                                        73,527
                                                                                                     ------------------
                                                                                                             2,010,570
                                                                                                     ------------------
                       Canada - 2.1%
               6,600   Abitibi-Price Inc                                                                       108,881
                 877   Agrium Inc *                                                                             12,030
               7,500   Air Canada Inc *                                                                         37,859
               4,000   Alberta Energy Ltd                                                                       84,132
               2,300   Anderson Exploration Ltd *                                                               27,343
                 500   Avenor Inc                                                                                8,614
               3,390   Bank of Nova Scotia                                                                     129,211
               2,200   BC Telecom Inc                                                                           48,123
               6,610   BCE Inc                                                                                 321,094
                 700   BCE Mobile Communications *                                                              22,277
                 600   Bombardier Inc Class A                                                                   11,479
               9,600   Bombardier Inc Class B                                                                  184,359
               2,500   Brascan Ltd Class A (Convertible)                                                        59,898
               1,600   CAE Industries Inc                                                                       13,344
              20,400   Canadian Imperial Bank of Commerce                                                      989,480
               1,400   Canadian Marconi Co                                                                      17,770
               2,200   Canadian National Railway                                                                79,669
               1,600   Canadian Pacific Ltd                                                                     39,330
               4,100   Canadian Tire Corp Ltd Class A                                                           74,687
               1,100   Canfor Corp                                                                              11,669
               1,600   CCL Industries Class B                                                                   18,611
                 400   Cinram Ltd                                                                               10,930
               1,800   Corel Corp *                                                                             11,720
               1,300   Co-Steel Inc                                                                             21,399
               6,000   Cott Corp *                                                                              59,039
               3,900   Dofasco Inc                                                                              70,616
               4,100   Dominion Textile Inc                                                                     19,197
              22,800   Domtar Inc                                                                              207,667
               2,400   Donohue Inc Class A                                                                      46,177
                 500   Dupont Canada Class A                                                                    12,089
               3,000   Echo Bay Mines Ltd *                                                                     23,264
               1,200   Edper Group Ltd Class A                                                                  20,543
                 600   Falconbridge Ltd                                                                         14,002

                See accompanying notes to the financial statements.            3

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Canada - continued
              10,600   Fletcher Challenge Canada Class A                                                       176,033
               8,500   Gulf Canada Resources Ltd *                                                              59,697
               1,900   Hudsons Bay Co                                                                           38,017
               8,500   Imasco Ltd                                                                              233,192
               5,800   Imperial Oil Ltd                                                                        254,591
               2,900   Inco Ltd                                                                                102,155
               2,000   Inmet Mining Ltd *                                                                       13,461
               1,200   International Forest Products A *                                                         8,779
                 600   Ipsco Inc                                                                                17,339
               4,300   Laidlaw Inc Class B (Non Voting)                                                         59,613
              19,200   Macmillan Bloedel Ltd                                                                   265,477
               1,200   Magna International Class A                                                              63,253
               1,200   MDS Inc Class B                                                                          24,362
               5,800   Methanex Corp *                                                                          56,859
               2,000   Molson Co Ltd, Class A                                                                   34,823
               3,800   Moore Corporation Ltd                                                                    83,956
               6,800   Newbridge Networks Corp *                                                               216,153
               7,700   Noranda Forest Inc                                                                       53,515
                 100   Noranda Inc                                                                               2,411
              27,200   Nova Corp of Alberta                                                                    249,733
               4,900   Nova Scotia Power Inc                                                                    50,724
               1,700   Oshawa Group Ltd Class A                                                                 25,433
               1,600   Pegasus Gold Inc *                                                                       13,754
                 200   Potash Corp of Saskatchewan                                                              15,751
               5,100   Provigo Inc *                                                                            21,081
                 500   QLT Phototherapeutics *                                                                  13,534
               2,400   Quebecor Inc Class B                                                                     44,071
                 700   Rio Algom Ltd                                                                            17,796
               2,900   Rogers Cantel Mobile Communications Class B *                                            48,797
               1,900   Rogers Communications Inc Class B *                                                      12,997
               3,900   Royal Oak Mines *                                                                        13,410
               8,900   Seagram Ltd                                                                             347,366
               1,700   Sears Canada Inc                                                                         16,355
               3,400   Semi-Tech Class A                                                                         6,840
                 400   Shell Canada Ltd Class A                                                                 16,387
                 700   Slocan Forest Products Ltd                                                                7,528
               2,000   Southam Inc                                                                              30,873
               6,900   Stelco Inc Class A *                                                                     37,859
               1,100   Suncor Inc                                                                               49,009
               6,000   Telus Corp                                                                               90,863
               5,100   Thomson Corp                                                                            105,030
                 700   Torstar Corp Class B                                                                     18,743
                 600   Total Petroleum North America                                                             6,145
               8,700   Transalta Corp                                                                          103,427
              11,300   Transcanada Pipelines Ltd                                                               209,565
               2,300   United Dominion Inds Ltd                                                                 62,174
                 576   Westaim Corp *                                                                            1,896
               6,100   Westcoast Energy Inc                                                                    110,897
                 700   Weston (George) Ltd                                                                      38,357
                                                                                                     ------------------
                                                                                                             6,366,584
                                                                                                     ------------------

4               See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Finland - 0.2%
               1,500   Amer Group Class A                                                                       31,431
                 600   Cultor OY Class 1                                                                        36,346
              11,000   Enso OY Class A                                                                          93,944
                 400   Finnair Class A                                                                           3,098
                 400   Huhtamaki OY Class L                                                                     18,749
               1,000   Instrumentarium OY, Class A                                                              37,538
                 100   Instrumentarium OY, Class B                                                               3,674
               1,100   Kesko OY                                                                                 16,058
                 900   Metra AB Class A                                                                         52,911
                 100   Metra AB Class B                                                                          5,958
               2,700   Partek OY                                                                                44,670
               4,863   Rautaruukki OY                                                                           45,782
                 200   Stockmann AB Class A                                                                     11,599
                 200   Stockmann AB Class B                                                                     10,924
                   1   Unitas Bank Ltd Class A                                                                       4
               4,400   Valmet OY                                                                                79,962
                                                                                                     ------------------
                                                                                                               492,648
                                                                                                     ------------------
                       France - 3.6%
                 940   Accor SA                                                                                129,353
                 390   Air Liquide L Shares                                                                     61,334
               1,160   Alcatel Alsthom Cie Generale d'Electricite SA                                           119,109
               9,900   Assurances Generales De France (Bearer)                                                 348,402
               6,234   Axa SA                                                                                  415,031
               6,234   Axa UAP *                                                                                22,322
               9,858   Banque Nationale de Paris                                                               447,281
                 700   Bertrand Faure SA                                                                        34,881
                 170   BIC SA                                                                                   27,571
                  40   BIS SA                                                                                    3,430
                  45   Bongrain                                                                                 17,440
                 870   Bouygues                                                                                 83,071
                 350   Canal Plus                                                                               65,610
                 300   Cap Gemini SA *                                                                          17,966
               1,550   Casino Guichard-Perrachon                                                                70,735
                 550   Casino Guichard-Perrachon Preferred                                                      21,093
               4,400   Cerus *                                                                                 106,886
                 200   Cetelem                                                                                  24,784
                 550   CGIP                                                                                    156,873
               3,954   Cie Bancaire SA                                                                         479,563
                  70   Cie Generale de Geophysique *                                                             6,002
                 430   Ciments Francais                                                                         14,642
                 830   Ciments Francais Class B Preferred 15.12%                                                32,691
                 112   Clarins                                                                                  15,530
                 320   Club Mediterranee SA                                                                     24,573
                 112   Colas SA                                                                                 15,511
               8,955   Compagnie de Suez SA                                                                    437,588

                See accompanying notes to the financial statements.            5

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       France - continued
               2,489   Credit Commercial de France                                                             116,645
               1,897   Credit Local de France SA                                                               189,457
               3,640   Credit Lyonnais *                                                                       144,711
                 712   Credit National                                                                          46,864
                 570   Dollfus-Mieg and Cie                                                                     16,168
               7,090   Elf Aquitaine SA                                                                        678,225
                  80   Elf Gabon                                                                                21,484
                 870   Elf Sanofi SA                                                                            86,125
               1,360   Eridania Beghin-Say SA                                                                  219,852
                 100   Essilor International                                                                    27,452
                 100   Esso                                                                                     11,058
              28,500   Euro Disney SCA (Bearer) *                                                               52,275
              44,600   Eurotunnel SA Units (Bearer) *                                                           55,189
               3,170   Financiere de Paribas SA                                                                215,829
               3,093   FINEXTEL                                                                                 52,389
               3,275   GAN (Group Assurances National) *                                                        85,708
                  63   Gaz Et Eaux                                                                              27,866
                 682   Generale Des Eaux                                                                        94,927
                 420   Group Axime *                                                                            53,815
                 100   Groupe Andre *                                                                            8,425
                 550   Groupe Danone                                                                            83,408
                  30   Guyenne Et Gascogne                                                                      10,321
                  70   Havas Advertising                                                                         8,478
                 200   INGENICO SA                                                                               3,668
                 130   Labinal SA                                                                               29,549
               8,829   Lafarge Coppee SA                                                                       553,236
               2,122   Lagardere Groupe                                                                         62,573
                 200   Legris Industries                                                                         9,513
                 925   Lyonnaise Des Eaux                                                                       94,492
               6,100   Michelin SA Class B                                                                     382,020
               1,200   Moulinex SA *                                                                            27,803
               1,120   Nord-Est                                                                                 29,861
                 494   Pechiney SA Class A                                                                      20,888
                 175   Pernod-Ricard                                                                             9,553
               3,924   Peugeot SA                                                                              433,911
                  50   Pinault Printemps Redoute                                                                21,159
                 400   Remy Cointreau SA                                                                        10,426
               6,230   Renault SA                                                                              160,635
              14,268   Rhone Poulenc SA Class A                                                                500,869
                 370   Saint Louis                                                                              97,155
               2,744   Saint-Gobain                                                                            404,571
                 470   Salomon SA                                                                               32,280
                 760   Seita                                                                                    29,080
                 930   SGS Thomson Microelectronics *                                                           61,132
               7,420   Skis Rossignol                                                                          201,868
                 600   Societe Eurafrance                                                                      283,292
                 988   Societe Generale d 'Entreprise SA *                                                      22,874
               5,228   Societe Generale Paris                                                                  605,634

                See accompanying notes to the financial statements.
6

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       France - continued
                  10   Sodexho Alliance                                                                          5,564
               2,700   Sommer Allibert                                                                          81,986
               3,673   SPIE Batignolles                                                                        193,472
                 260   Strafor Facom                                                                            20,536
                 140   Sylea (Bearer)                                                                           13,515
                  90   Synthelabo                                                                                9,763
                 200   Technip SA (Compagnie Francaise)                                                         20,220
               5,172   Thomson CSF                                                                             163,858
               2,360   Total SA                                                                                188,268
                 270   TV Francaise                                                                             25,022
               8,600   Usinor Sacilor                                                                          132,835
               1,550   Valeo                                                                                   104,471
                 510   Vallourec                                                                                30,122
               1,320   Worms et Compagnie SA                                                                    88,042
                                                                                                     ------------------
                                                                                                            10,671,659
                                                                                                     ------------------
                       Germany - 2.5%
               1,150   Adidas AG                                                                               110,014
               4,595   AGIV AG *                                                                                75,939
                  50   Axel Springer Verlag AG                                                                  34,948
                 700   Bankgesellschaft Berlin AG                                                               13,393
              16,350   BASF AG                                                                                 602,883
              33,000   Bayer AG                                                                              1,392,720
               2,400   Bayerische Hypotheken-und Wechsel - Bank AG                                              70,939
                  50   Bayerische Motorenwerke AG                                                               33,645
               7,545   BHF Bank AG                                                                             178,770
                 750   Bilfinger & Berger                                                                       30,210
                  50   Buderus AG                                                                               22,805
               7,166   Continental AG                                                                          139,653
                 150   Degussa                                                                                  63,973
                 236   Deutsche Babcock & Wilcox *                                                              10,624
                 100   DLW AG *                                                                                  8,263
               3,600   Douglas Holdings AG                                                                     126,881
               1,100   Draegerwerk AG Preferred                                                                 15,703
              26,432   FAG Kugelfischer                                                                        403,948
               1,700   Fresenius AG Preferred                                                                  366,544
                 150   Friedrich Krupp AG                                                                       23,972
               2,550   Gerresheimer Glas AG                                                                     54,831
                  76   Hamburgische Electricitaets-Werke AG                                                     21,699
                 900   Heidelberg Port-Zement                                                                   74,103
                 900   Henkel KGAA Preferred                                                                    47,980
               5,690   Klockner Humboldt Deutz *                                                                28,312
                 356   Klockner-Werke AG *                                                                      22,353
               3,959   Kolbenschmidt *                                                                          63,083
                 200   Leirheit AG                                                                               6,634
             113,250   Lufthansa AG                                                                          1,502,666
                 100   MAN AG                                                                                   25,560
                 100   MAN AG Preferred                                                                         21,295
              11,322   Metallgesellschaft *                                                                    241,369

                See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Germany - continued
                 350   Pfaff (GM) AG *                                                                           7,567
               7,400   Phoenix AG                                                                              108,269
                 250   Preussag AG                                                                              64,196
                 900   Puma AG Preferred                                                                        31,454
              14,300   RWE Preferred                                                                           519,669
                 100   Schmalbach-Lubeca                                                                        20,495
                 500   SGL Carbon AG                                                                            68,120
               4,100   Siemens AG                                                                              207,283
               7,750   SKW Trostberg AG                                                                        235,961
                  50   Suedzucker AG                                                                            22,657
                 500   Thyssen AG                                                                              106,060
               1,400   Veba AG                                                                                  80,109
                 350   Viag AG                                                                                 154,558
                                                                                                     ------------------
                                                                                                             7,462,110
                                                                                                     ------------------
                       Hong Kong - 4.9%
             765,000   Allied Properties Ltd                                                                   140,276
             350,000   Amoy Properties Ltd                                                                     418,066
              40,000   ASM Pacific Technology                                                                   33,316
             527,000   Cathay Pacific Airways Ltd                                                              820,035
              50,000   Century City International                                                               17,756
             224,000   Champion Technology Holdings                                                             33,843
              44,800   Champion Technology Holdings Warrants 6/30/98 *                                           2,719
             138,000   Cheung Kong Holdings                                                                  1,314,243
              26,500   China Light & Power Co                                                                  122,508
             402,000   China Overseas Land & Investment Ltd                                                    234,898
                 200   Chinese Estates Holdings Ltd                                                                213
             100,000   CP Pokphand Co *                                                                         36,157
               4,000   Dah Sing Financial Services                                                              16,736
              61,800   Dao Heng Bank                                                                           317,619
             162,000   Denway Investments *                                                                     14,016
              20,066   Dickson Concept International Ltd                                                        73,200
             251,100   Elec & Eltek International Holdings Ltd                                                  64,202
                 309   Evergo China Holdings *                                                                      48
              63,000   FPB Bank Holding Co                                                                      29,084
              12,300   Furama Hotel Enterprises Ltd                                                             20,648
              74,000   Gold Peak Industry                                                                       48,257
               2,000   Goldlion Holdings Ltd                                                                     1,782
             173,770   Great Eagle Holdings Ltd                                                                651,862
             163,000   Guangzhou Investment Co                                                                  82,616
              42,000   Guoco Group                                                                             234,840
             377,700   Hang Lung Development Co Ltd                                                            760,863
               4,000   Harbour Centre Development Ltd                                                            5,914
             600,000   Henderson Investment Ltd                                                                674,070
              83,680   HKR International Ltd                                                                   126,428
              72,000   Hon Kwok Land Investment                                                                 26,266
              55,000   Hong Kong Ferry Co Ltd                                                                  104,759
              59,100   Hongkong Aircraft Engineering Co Ltd                                                    187,359
             213,000   Hongkong Electric Holdings Ltd                                                          737,138

                See accompanying notes to the financial statements.
8

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Hong Kong - continued
              93,000   Hysan Development Co Ltd                                                                326,052
              19,700   Johnson Electric Holdings Ltd                                                            54,440
              19,892   Kantone Holdings Ltd *                                                                    2,954
             168,000   Kumagai Gumi Hong Kong Ltd                                                              191,994
             122,000   Lai Sun Development                                                                     182,748
              59,700   Lai Sun Garment International Ltd                                                        87,114
              60,000   Leading Spirit Holdings                                                                  14,101
              33,800   Liu Chong Hing Bank Ltd                                                                  64,161
              58,000   Liu Chong Hing Investment Ltd                                                            72,275
               1,000   National Mutual Asia Ltd                                                                  1,091
              42,600   New Asia Realty & Trust A Shares                                                        154,854
             160,724   New World Development Co Ltd                                                            996,223
              91,200   Oriental Press Group                                                                     37,980
              17,800   Oriental Press Group Warrants 10/2/98 *                                                     954
             120,000   Paul Y- ITC Construction Holdings Ltd                                                    27,583
                 200   Peregrine Investments Holdings                                                              365
              27,700   Playmate Toys Holding                                                                     6,796
               5,000   Realty Development Corp Ltd Class A                                                      19,273
           1,357,397   Regal Hotels International Ltd                                                          403,153
               5,200   San Miguel Brewery Ltd                                                                    2,182
              50,000   Shaw Brothers Ltd                                                                        57,141
              66,000   Shell Electric Co Ltd                                                                    43,040
             316,000   Shun Tak Holdings Ltd                                                                   224,432
             161,700   Sino Land Co Ltd                                                                        185,838
             515,000   South China Morning Post Ltd                                                            462,197
              95,000   Sun Hung Kai Properties Ltd                                                           1,101,014
             149,000   Sun Hung Kai & Co Ltd                                                                    39,443
              39,800   Sun Hung Kai & Co Ltd Warrants 2/18/00 *                                                  3,443
             166,000   Swire Pacific Ltd Class B                                                               226,149
             123,300   Tai Cheung Holdings Ltd                                                                 111,454
              40,000   Tem Fat Hing Fung                                                                        12,784
              24,000   Texwinca Holdings Ltd                                                                    18,285
               8,900   Union Bank of Hong Kong                                                                  13,791
             144,000   Wharf Holdings Ltd                                                                      639,669
             412,900   Wheelock & Co Ltd                                                                     1,111,695
               9,900   Wing Lung Bank                                                                           70,632
             103,500   Winsor Industrial Corp Ltd                                                               25,260
              22,300   Winsor Properties Holdings Ltd *                                                         41,323
             248,000   World Trade Centre Group Ltd                                                             48,678
             174,000   Yizheng Chemical Fibre Co                                                                40,669
             182,000   Yue Yuen Industrial Holding                                                              74,032
                                                                                                     ------------------
                                                                                                            14,548,999
                                                                                                     ------------------
                       Italy - 2.4%
              52,100   Alitalia Linee Aeree Italiane Class A *                                                  18,805
               2,000   Alleanza Assicurazioni di Risp (Non Convertible)                                         10,769
               8,000   Alleanza Assicurazioni SPA                                                               57,609
               6,800   Ansaldo Transporti SPA *                                                                  7,001
               2,500   Assicurazioni di Milano                                                                   6,953
              34,000   Assicurazioni Generali SPA                                                              617,633

            See accompanying notes to the financial statements.                9

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Italy - continued
             305,000   Autostrade Concessioni e Costruzioni SPA Class B Preferred 6.39%                        629,852
              37,000   Banca Commerciale Italiana SPA                                                           74,876
             197,057   Banca di Roma *                                                                         144,703
              87,763   Banca Fideuram SPA                                                                      221,225
              16,666   Banca Nazionale dell'Agricoltura *                                                       11,489
               3,100   Banca Popolare di Bergamo Credit                                                         46,041
              24,000   Banca Popolare di Milano                                                                131,361
               9,300   Banca Toscana                                                                            17,609
              10,000   Banco Ambrosiano Veneto SPA (Non Convertible)                                            18,402
               8,000   Banco Ambrosiano Veneto SPA                                                              20,355
             157,562   Banco di Napoli di Risp *                                                                70,856
               1,000   Bulgari SPA                                                                              17,101
              10,000   Caffaro SPA                                                                               9,592
              10,000   Cartiere Burgo SPA                                                                       45,858
              15,000   Cementir Cementerie del Tirreno SPA                                                       9,630
              70,870   Cia Italiana del Grandi Alberghi Cigahotels SPA *                                        33,045
              10,400   COFIDE SPA (Non Convertible) *                                                            2,708
              38,600   COFIDE SPA *                                                                             16,217
              36,810   Cogefar Impresit Costruzioni Generali SPA *                                              27,466
              13,250   Comau Finanziaria SPA                                                                    40,377
              27,500   Compart SA *                                                                             12,123
              12,500   Compart SPA *                                                                             6,280
              35,000   Credito Italiano                                                                         47,840
              80,600   Dalmine SPA *                                                                            17,837
                 500   Danieli and Co SPA                                                                        3,652
              69,400   Edison SPA                                                                              381,495
               1,000   Editoriale L'Espresso SPA                                                                 3,373
               1,450   Ericsson SPA                                                                             18,618
               7,300   Falck Acciaierie and Ferriere Lombarde                                                   32,375
              23,000   Fiat SPA                                                                                 71,041
             121,000   Fiat SPA Preferred                                                                      203,337
             175,000   Fiat SPA (Non Convertible)                                                              296,154
              16,200   Finmeccanica SPA *                                                                        7,199
               4,000   Fondiaria SPA                                                                            15,361
             111,300   Gemina *                                                                                 63,158
              47,500   Gilardini SPA                                                                            63,661
              26,400   IFI Istituto Finanziario Preferred 2.46%                                                324,142
               7,100   IFIL Finanziaria di Partecipazioni SPA                                                   21,216
              63,700   IFIL Finanziaria di Partecipazioni SPA (Non Convertible)                                122,500
              40,000   Industriali Riunite SPA (Non Convertible) *                                              16,379
              45,050   Industriali Riunite SPA *                                                                29,962
              31,000   Istituto Bancario San Paolo                                                             219,935
              23,000   Istituto Mobilaire Italiano                                                             200,876
             287,493   Istituto Nazionale Delle Assicurazioni                                                  375,952
               2,400   Italcementi Fabbriche Riunite Cemento SPA                                                13,030
              15,250   Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)                              37,087
               2,500   Italmobiliare SPA                                                                        39,349
              17,000   Mediobanco SPA                                                                          111,003

10              See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Italy - continued
               2,600   Merloni Elettrodomestici SPA                                                              5,777
                 400   Mondadori Editore                                                                         2,615
              65,000   Montedison SPA (Non Convertible) *                                                       43,846
             565,000   Montedison SPA *                                                                        407,870
              53,013   Montefibre SPA                                                                           32,592
              59,250   Olivetti and Co SPA *                                                                    21,737
             169,234   Parmalat Finanziaria SPA                                                                232,822
              58,000   Permafin Finanziaria *                                                                   17,160
              17,600   Pirelli and Co                                                                           24,682
               1,500   Pirelli and Co (Non Convertible)                                                          1,842
               5,000   Pirelli SPA                                                                               9,896
               7,000   Pirelli SPA (Non Convertible)                                                            10,811
               7,500   RAS SPA                                                                                  67,633
               5,000   RAS SPA (Non Convertible)                                                                27,071
               1,500   SAFILO SPA                                                                               24,941
               2,000   SAI                                                                                      16,746
               6,000   Sasib SPA (Non Convertible)                                                              11,751
              93,040   SMI (Societa Metallurgica Italy) *                                                       41,455
              10,000   Snia BPD SPA                                                                              9,976
               8,600   Snia BPD SPA (Non Convertible)                                                            6,412
               7,500   Sopaf SPA                                                                                 8,432
               7,350   Stefanel SPA *                                                                            6,589
              30,000   STET di Risp (Non Convertible)                                                          104,911
              43,769   Telecom Italia Mobile SPA (Non Convertible)                                              66,948
             190,000   Telecom Italia Mobile SPA                                                               497,485
              61,400   Telecom Italia RNC                                                                      123,527
             113,100   Telecom Italia SPA                                                                      265,685
               1,000   Toro Assicurazioni                                                                       12,426
               4,500   Unione Cementi Marchino Emiliane e di Augusta-Casale (Non Convertible)                   11,822
                                                                                                     ------------------
                                                                                                             7,177,928
                                                                                                     ------------------
                       Japan - 7.0%
               2,000   77th Bank                                                                                16,323
               6,000   Advantest Corp                                                                          339,050
               4,000   Aisin Seiki Co Ltd                                                                       56,011
               1,000   Aiwa Co                                                                                  18,643
               7,000   Alps Electric Co Ltd                                                                     74,240
               6,000   Amada Co Ltd                                                                             43,798
               3,000   Anritsu Corp                                                                             34,303
              72,000   Aoki Corp *                                                                             103,803
               2,000   Aoyama Trading                                                                           50,211
               8,000   Asahi Breweries Ltd                                                                      77,554
               2,000   Asahi Chemical Industries                                                                10,821
              12,000   Ashikaga Bank Ltd                                                                        40,070
               1,000   Bandai Co                                                                                20,631
               1,000   Bank of Yokohama Ltd                                                                      4,789
               2,000   Banyu Pharmaceutical Co Ltd                                                              29,166
               1,100   Canon Sales Co Inc                                                                       21,327
               5,000   Casio Computer Co                                                                        38,528

              See accompanying notes to the financial statements.             11

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Japan - continued
               3,700   Chubu Electric Power Co Inc                                                              65,300
               7,000   Chugai Pharmaceutical Co Ltd                                                             55,274
               1,900   Chugoku Electric Power Co Inc                                                            32,902
               6,000   Citizen Watch Co                                                                         42,754
              20,000   Cosmo Oil Co Ltd                                                                         77,885
               2,000   Credit Saison Co                                                                         42,588
               8,600   CSK Corp                                                                                204,507
              53,000   Daicel Chemical Industries Ltd                                                          228,354
               3,000   Daifuku Ltd                                                                              35,297
               7,000   Daiichi Seiyaku Co Ltd                                                                  114,260
               6,000   Daikin Industries Ltd                                                                    47,030
               5,000   Daikyo Inc                                                                               18,850
               5,000   Dainippon Pharmaceutical Co Ltd                                                          35,794
              15,000   Dainippon Printing Co Ltd                                                               249,814
              14,000   Dainippon Screen Manufacturing Co Ltd                                                   112,984
               1,000   Daishowa Paper Manufacturing *                                                            4,019
               1,400   Daito Trust Construction Co Ltd                                                          13,688
               3,000   Daiwa House Industry Co Ltd                                                              33,308
               7,000   Denso Corp                                                                              134,560
                  36   East Japan Railway Co                                                                   153,318
               5,000   Eisai Co Ltd                                                                             93,628
               2,800   Fanuc Co                                                                                 87,000
               7,000   Fuji Electric Co                                                                         28,884
              18,000   Fuji Heavy Industries Ltd                                                                85,757
               6,000   Fuji Photo Film Co Ltd                                                                  200,845
              13,000   Fujikara Ltd                                                                            101,897
              27,000   Fujisawa Pharmaceutical Co Ltd                                                          234,899
               2,000   Fujitec Co                                                                               18,394
              38,000   Fujitsu Ltd                                                                             374,679
               8,000   Furukawa Electric Co Ltd                                                                 37,186
              12,000   Gakken Co Ltd                                                                            54,188
              12,000   General Sekiyu (KK)                                                                      72,583
               8,000   Green Cross Corp                                                                         33,143
              20,000   Hankyu Corp                                                                              95,948
              55,000   Haseko Corp *                                                                           106,637
              12,000   Hazama-Gumi Ltd                                                                          26,846
               1,000   Hirose Electric                                                                          56,011
              32,000   Hitachi Ltd                                                                             275,748
               7,000   Hitachi Maxell Ltd                                                                      140,360
               5,000   Hitachi Metals Ltd                                                                       34,800
               1,600   Hokkaido Electric Power                                                                  27,310
               2,000   Hokuriku Bank Ltd                                                                         6,877
               5,000   Honda Motor Co Ltd                                                                      154,528
               1,000   Hosiden Corp *                                                                            6,885
               1,000   House Foods Corp                                                                         13,920
               2,000   Hoya Corp                                                                                85,177
              16,000   INAX Corp                                                                               105,394
               4,000   Intec Inc                                                                                47,394

12              See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Japan - continued
               3,000   Ito-Yokado                                                                              136,217
               6,000   Japan Airport Terminal Co Ltd                                                            61,148
               3,000   Japan Metals & Chemicals *                                                                7,656
               4,000   Japan Radio Co                                                                           38,446
              36,000   Japan Synthetic Rubber Co Ltd                                                           255,332
                  15   Japan Tobacco Inc                                                                       100,671
               4,000   JGC Corp                                                                                 22,835
               7,000   Joshin Denki Co Ltd                                                                      63,220
               2,000   Kaken Pharmaceutical Co Ltd                                                              10,324
               5,000   Kamigumi Co Ltd                                                                          26,349
               2,000   Kandenko Co                                                                              16,903
               8,000   Kanebo Ltd *                                                                             13,854
               4,000   Kansai Electric Power                                                                    72,583
               2,000   Kansai Paint Co Ltd                                                                       8,269
               7,000   Kao Corp                                                                                 76,560
               1,000   Katokichi Co Ltd                                                                         16,074
               9,000   Kawasaki Heavy Industry                                                                  37,286
              13,000   Kawasaki Kisen *                                                                         26,498
               7,000   Kenwood Corp *                                                                           29,870
               2,000   Kinden Corp                                                                              26,017
              20,000   Kirin Brewery Co Ltd                                                                    170,685
               1,000   Kissei Pharmaceutical Co Ltd                                                             19,969
              21,000   Kobe Steel *                                                                             38,802
               2,000   Kokusai Electric                                                                         30,988
               7,000   Kokusai Kogyo Co Ltd                                                                     58,000
               1,000   Komori Corp                                                                              20,880
               1,000   Konami Co Ltd                                                                            28,668
               2,000   Koyo Seiko Co Ltd                                                                        14,865
               9,000   Kubota Corp                                                                              40,940
              56,000   Kumagai Gumi Co Ltd                                                                      88,160
              28,000   Kurabo Industries Ltd                                                                    70,064
               1,000   Kurita Water Industries Ltd                                                              21,129
               3,000   Kyocera Corp                                                                            177,728
               3,000   Kyowa Exeo Corp                                                                          23,589
               3,000   Kyowa Hakko Kogyo Co Ltd                                                                 19,911
               1,000   Kyudenko Corp                                                                             7,623
               3,100   Kyushu Electric Power Co Inc                                                             53,683
               2,000   Kyushu Matsushita Electric                                                               21,874
                 600   Mabuchi Motor Co                                                                         29,878
              15,000   Maeda Corp                                                                               91,101
               1,000   Makita Corp                                                                              13,754
              22,000   Marui Co Ltd                                                                            315,353
               1,000   Maruichi Steel Tube                                                                      15,660
               4,000   Matsushita Communications                                                               105,063
              18,000   Matsushita Electric Industrial Co Ltd                                                   277,405
              23,000   Matsushita Electric Works Ltd                                                           202,005
               2,000   Matsushita Kotubuki                                                                      57,171
              39,000   Mazda Motor Corp *                                                                      113,746
               9,000   Meiji Seika Kaisha Ltd                                                                   43,400
              15,000   Minebea Co Ltd                                                                          124,037

              See accompanying notes to the financial statements.             13

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Japan - continued
               4,000   Minolta Co Ltd                                                                           24,691
               2,000   Misawa Homes                                                                             12,197
               1,000   Mitsubishi Corp                                                                           9,280
              29,000   Mitsubishi Electric Corp                                                                162,913
              16,000   Mitsubishi Gas Chemical Co Inc                                                           58,596
              16,000   Mitsubishi Oil Co Ltd                                                                    66,551
               4,000   Mitsubishi Rayon Co Ltd                                                                  14,517
               8,000   Mitsubishi Steel Manufacturing *                                                         27,508
               2,000   Mitsubishi Warehouse & Transportation Co Ltd                                             23,200
              12,000   Mitsui Mining & Smelting Co Ltd                                                          46,135
               9,000   Mitsui OSK Lines *                                                                       17,897
               1,000   Mochida Pharmaceutical Co Ltd                                                             8,369
               4,000   Murata Manufacturing Co Ltd                                                             140,194
               5,000   Nachi Fujikoshi Co                                                                       14,997
               1,100   Namco Ltd                                                                                31,080
               3,000   National House Industrial                                                                36,291
              34,000   NEC Corp                                                                                394,399
               5,000   New Japan Securities Co Ltd *                                                            15,370
              12,000   New Oji Paper Co Ltd                                                                     66,816
               2,000   NGK Insulators                                                                           18,229
               5,000   NGK Spark Plug Co                                                                        51,371
               2,000   Nichicon Corp                                                                            23,034
              19,000   Nichiei Co Ltd                                                                           35,421
              10,000   Nichii Co Ltd                                                                           128,428
               9,000   Nihon Cement Co Ltd                                                                      42,878
               9,000   Nikon Corp                                                                              131,991
               6,200   Nintendo Co Ltd                                                                         437,170
              15,000   Nippon Carbon Co Ltd *                                                                   41,636
               2,000   Nippon Chemical                                                                          13,108
               4,000   Nippon Comsys                                                                            44,080
               2,000   Nippon Electric Glass Co                                                                 27,508
              12,000   Nippon Express Co Ltd                                                                    77,256
               2,000   Nippon Kayaku Co Ltd                                                                     11,451
               2,000   Nippon Meat Packers Inc                                                                  20,051
             348,000   Nippon Oil Co Ltd                                                                     1,467,661
               9,000   Nippon Paper Industries                                                                  42,207
               4,000   Nippon Soda Chemical Co Ltd                                                              29,166
              12,000   Nippon Suisan Kaisha Ltd *                                                               31,916
                  82   Nippon Telegraph & Telephone                                                            583,627
               7,000   Nishimatsu Construction                                                                  52,200
              45,000   Nissan Motor Co Ltd                                                                     265,474
               1,000   Nisshinbo Industries Inc                                                                  7,209
              17,000   Nissho Iwai Corp                                                                         64,090
               1,000   Nissin Food Products Co Ltd                                                              19,140
               1,000   Nitsuko Corp                                                                              6,653
               5,000   Nitto Boseki Co Ltd                                                                      15,370
              19,000   Nitto Denko Corp                                                                        253,459
               8,000   NTN Corp                                                                                 39,241
              22,000   Oki Electric Industry                                                                   115,933
               4,000   Okuma Corp                                                                               33,143

14                See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Japan - continued
               5,000   Okumura Corp                                                                             26,431
               3,000   Olympus Optical Co Ltd                                                                   25,106
               4,000   Omron Corp                                                                               62,971
               4,000   Ono Pharmaceutical Co Ltd                                                               128,594
               8,000   Onoda Cement Co Ltd                                                                      28,105
               2,000   Orix Corp                                                                                84,514
               8,000   Penta Ocean Construction                                                                 28,569
               9,000   Pioneer Electronics Corp                                                                173,751
              45,000   Renown Inc *                                                                             89,485
              14,000   Ricoh Co Ltd                                                                            164,720
               6,000   Royal Co Ltd                                                                            101,417
               6,000   Sanden Corp                                                                              48,223
               6,000   Sankyo Co Ltd                                                                           167,040
               1,000   Sanrio Co Ltd *                                                                           6,297
               4,000   Sanwa Shutter Corp                                                                       28,934
               4,000   Sapporo Breweries Ltd                                                                    29,596
               2,000   Sato Kogyo Co Ltd                                                                         4,474
               1,000   Secom Co Ltd                                                                             56,343
               3,900   Sega Enterprises                                                                        109,222
               1,000   Seiko Corp                                                                                5,957
               2,000   Seino Transportation Co Ltd                                                              19,886
               2,000   Seiyu                                                                                    17,234
              12,000   Sekisui Chemical Co Ltd                                                                 124,285
               5,000   Sekisui House Ltd                                                                        46,400
               3,000   Seven-Eleven Japan                                                                      180,462
               1,300   Shikoku Electric Power                                                                   22,512
               7,000   Shin-Etsu Chemical Co Ltd                                                               135,140
              14,000   Shionogi and Co Ltd                                                                      87,116
              29,000   Shiseido Co Ltd                                                                         338,802
               3,000   Shokusan Jutaku Sogo Co Ltd *                                                             5,046
              17,000   Showa Denko                                                                              37,327
              11,000   Showa Shell Sekiyu                                                                       82,119
               1,000   SMC                                                                                      68,026
               4,000   Sony Corp                                                                               288,673
               4,000   Stanley Electric Co Ltd                                                                  20,350
              12,000   Sumitomo Corp                                                                            90,181
               2,000   Sumitomo Electric                                                                        27,674
               4,000   Sumitomo Forestry Co Ltd                                                                 45,737
               3,000   Sumitomo Heavy Industries Ltd                                                             9,048
               1,000   Sumitomo Osaka Cement Co Ltd                                                              2,734
               3,000   Sumitomo Rubber Inc                                                                      19,761
               2,000   Sumitomo Sitix Corp                                                                      36,623
               5,000   Taisho Pharmaceutical Co Ltd                                                            115,171
               5,000   Taiyo Yuden Co Ltd                                                                       58,414
               5,000   Takashimaya Co                                                                           55,100
              23,000   Takeda Chemical Industries Ltd                                                          461,182
               4,000   Takuma Corp                                                                              45,406
               4,000   Tanabe Seiyaku Co Ltd                                                                    29,000
               6,000   TDK Corp                                                                                401,690
               8,000   Teikoku Oil Co Ltd                                                                       37,650

              See accompanying notes to the financial statements.             15

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Japan - continued
               7,000   Terumo Corp                                                                             102,080
                 100   Toho Co Ltd                                                                              13,091
               2,500   Tohoku Electric Power Co Inc                                                             42,878
               2,000   Tokyo Broadcasting System Inc                                                            29,000
               6,000   Tokyo Electric Co Ltd *                                                                  21,874
               6,900   Tokyo Electric Power                                                                    128,064
               5,000   Tokyo Steel Manufacturing Co                                                             55,100
               2,000   Tokyo Style Co Ltd                                                                       22,869
               2,000   Tokyo Tatemono Co Ltd                                                                     8,700
              26,000   Tokyu Construction Co Ltd                                                                57,304
               7,000   Tokyu Land Corp *                                                                        24,070
              10,000   Toppan Printing Co Ltd                                                                  115,171
               2,000   Toray Industries Inc                                                                     11,567
               4,000   Toshiba Ceramics Co Ltd                                                                  31,154
              45,000   Toshiba Corp                                                                            253,542
               9,000   Toshiba Tungaloy Co Ltd                                                                  40,268
               2,000   Tostem Corp                                                                              46,400
               2,000   Toyo Seikan Kaisha Ltd                                                                   46,897
               1,000   Toyo Suisan Kaisha                                                                        9,197
               7,000   Toyo Trust & Banking Co Ltd                                                              49,996
               2,000   Toyoda Auto Loom                                                                         34,634
               1,000   Toyota Motor Corp                                                                        25,603
               2,000   Tsubakimoto Chain                                                                        10,423
               1,000   Tsumura and Co                                                                            6,214
               1,000   Unicharm Corp                                                                            25,686
               1,000   Uniden Corp                                                                              10,771
               1,000   UNY Co Ltd                                                                               17,649
              23,000   Victor Co of Japan Ltd                                                                  219,157
               7,000   Wacoal Corp                                                                              70,760
               2,000   Yakult Honsha Co Ltd                                                                     20,217
              10,000   Yamaha Corp                                                                             190,571
               3,000   Yamaha Motor Co                                                                          25,603
             143,000   Yamaichi Securities Co Ltd                                                              495,269
              10,000   Yamanouchi Pharmaceutical Co Ltd                                                        208,799
               5,000   Yamato Transport Co Ltd                                                                  49,300
               2,000   Yamazaki Baking Co Ltd                                                                   29,994
               1,000   Yokogawa Bridge Corp                                                                      8,451
               5,000   Yokogawa Electric Corp                                                                   38,321
                                                                                                     ------------------
                                                                                                            20,807,159
                                                                                                     ------------------
                       Malaysia - 2.7%
              12,000   Aluminum Co Malaysia                                                                     19,235
              54,000   Amalgamated Steel Mills Berhad                                                           47,845
              10,100   AMMB Holdings Berhad                                                                     95,183
              20,000   Aokam Perdana Berhad *                                                                   43,093
              13,000   Arab Malaysian Finance (Foreign Registered)                                              90,576
              76,000   Berjaya Group                                                                           105,904
              40,000   Berjaya Industrial Berhad                                                                64,116
              43,000   Berjaya Leisure Berhad                                                                  120,358

16            See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Malaysia - continued
              50,300   Berjaya Sports Toto                                                                     291,712
               5,000   Carlsberg Brew Malaysia                                                                  43,093
              18,000   Cement Industries of Malaysia Berhad                                                     54,732
              26,000   DMIB Berhad                                                                              30,995
              24,800   Edaran Otomobil Berhad                                                                  254,692
              16,000   Ekran Berhad                                                                             57,350
              10,300   Esso Malaysia Berhad                                                                     28,415
                 400   Faber Group Berhad *                                                                        512
              13,000   Genting Berhad                                                                           88,482
              21,000   Golden Hope Plantations Berhad                                                           37,890
               4,000   Golden Plus Holdings                                                                     10,310
               9,000   Guinness Anchor Berhad                                                                   23,198
              29,000   Highlands and Lowlands Berhad                                                            51,857
              15,800   Hong Leong Industries Berhad                                                             54,088
                 400   Hong Leong Industries Berhad Class A                                                      1,369
              75,000   Hong Leong Properties Berhad                                                            138,945
               6,000   Hume Industries Berhad                                                                   37,938
              20,000   IJM Corp Berhad Class A                                                                  53,564
              10,000   Innovest Berhad                                                                          38,059
              48,000   IOI Corporation Berhad                                                                   86,605
               8,000   Jaya Tiasa Holdings Berhad                                                               43,818
              15,000   Johan Holdings Berhad                                                                    16,190
              12,000   Kedah Cement Berhad                                                                      23,294
               7,000   Kelanamas Industries                                                                     14,801
              16,000   Kemayan Corporation Berhad                                                               24,100
               6,000   Kian Joo Can Factory                                                                     28,272
              19,500   Kuala Lumpur Kepong Berhad                                                               58,901
              53,200   Kumpulan Guthrie Berhad                                                                  92,559
              31,000   Land & General Berhad                                                                    63,049
              20,000   Landmark Berhad                                                                          35,924
              44,000   Leader Universal Holdings                                                                93,919
              88,000   Magnum Corp Berhad                                                                      182,521
              23,000   Malayan Cement Berhad                                                                    60,209
              73,000   Malayan United Industries Berhad                                                         66,738
              12,000   Malayawata Steel                                                                         23,681
              23,000   Malaysia Mining Corp Berhad                                                              31,865
              42,000   Malaysian Airline Systems                                                               111,639
              33,000   Malaysian Helicopter Berhad                                                              46,782
              58,100   Malaysian International Ship (Alien Market)                                             153,264
              13,000   Malaysian Mosaics                                                                        22,618
               8,000   Malaysian Oxygen Berhad                                                                  43,174
              11,000   Malaysian Pacific Industries                                                             45,630
              10,000   Malaysian Plantations Rights 4/9/97 *                                                     4,350
              15,000   Malaysian Plantations                                                                    35,340
               2,000   Matsushita Electric                                                                      19,573
              37,000   MBF Capital Berhad                                                                       75,997
             102,000   MBF Holdings Berhad                                                                      67,781
              30,000   Mulpha International                                                                     32,622

                See accompanying notes to the financial statements.           17

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Malaysia - continued
              50,000   Multi Purpose Holdings                                                                  118,808
               6,000   Nestle Malaysia                                                                          45,671
              12,000   New Straits Times                                                                        76,359
              41,900   Oriental Holdings Berhad                                                                377,994
               6,000   OYL Industries Berhad                                                                    58,478
              72,100   Pan Malaysia Cement                                                                      85,951
              30,000   Perlis Plantations                                                                       93,033
              72,000   Pernas International Hotel & Property                                                    88,731
              83,000   Perusahaan Otomobil                                                                     548,208
               6,000   Petaling Garden Berhad                                                                   10,246
              24,500   Petronas Dagangan Berhad                                                                 65,616
              11,000   Petronas Gas Berhad                                                                      40,093
              10,000   Pilecon Engineering Berhad                                                               18,123
              14,000   PJ Development Holdings                                                                  16,182
              31,000   Promet Berhad *                                                                          35,083
              86,666   Public Bank Berhad (Alien Market)                                                       202,442
             124,000   Renong Berhad                                                                           225,727
              44,000   Resorts World Berhad                                                                    205,558
              10,000   RJ Reynolds Berhad                                                                       27,386
               2,000   Rothmans of Pall Mall Malaysia Berhad                                                    20,741
              77,000   Sarawak Enterprises Corp                                                                146,992
              14,400   Shell Refinery Co                                                                        46,395
              18,000   Sime Darby                                                                               20,803
              36,000   Sime Darby Berhad                                                                       136,287
               8,600   Sime UEP Properties Berhad                                                               23,206
               8,000   Sistem Television Malaysia                                                               16,432
              37,000   Sungei Way Holdings                                                                     107,290
              41,000   TA Enterprise Berhad                                                                     65,058
             142,000   Tan Chong Motor Holdings Berhad                                                         288,804
              25,000   Technology Resources Industries                                                          58,397
              29,000   Telekom Malaysia                                                                        234,756
              76,000   Tenaga Nasional                                                                         364,237
              24,000   Time Engineering Berhad                                                                  54,128
              13,000   Tractors Malaysia Holdings Berhad                                                        27,225
              45,000   UMW Holdings Berhad                                                                     237,414
               9,000   Uniphone Telecommunications                                                              12,541
              19,000   Westmont Industries Berhad                                                               38,643
              27,000   YTL Corp                                                                                156,585
                                                                                                     ------------------
                                                                                                             7,884,350
                                                                                                     ------------------
                       Netherlands - 0.6%
               1,000   Elsevier NV                                                                              16,010
                 622   ING Groep NV                                                                             24,077
               1,250   Kon Bolswessanen                                                                         21,922
               4,200   Royal Dutch Petroleum Co ADR                                                            726,600
               5,800   Unilever NV                                                                           1,104,900
                                                                                                     ------------------
                                                                                                             1,893,509
                                                                                                     ------------------
                       New Zealand - 0.0%
                 276   Brierley Investment Ltd                                                                     265
                                                                                                     ------------------

18                See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Norway - 0.9%
              51,400   Norsk Hydro AS                                                                        2,574,348
                                                                                                     ------------------

                       Singapore - 2.2%
             120,500   Chuan Hup Holdings Ltd                                                                   92,952
             276,000   DBS Land Ltd                                                                          1,074,194
             136,000   First Capital Corp Ltd                                                                  408,191
              21,800   Fraser and Neave Ltd                                                                    195,680
              12,000   Golden Hope Plantations Berhad                                                           21,795
             240,000   Hai Sun Hup Group Ltd                                                                   178,401
             102,000   Haw Par Brothers International Ltd                                                      237,475
                 140   Haw Par Brothers International Ltd Warrants 7/18/2001 *                                     135
             135,000   Hotel Properties Ltd                                                                    238,569
              48,000   Inchcape Berhad                                                                         167,630
             655,250   Jardine Strategic Holdings Ltd                                                        2,149,220
               7,000   Prima Ltd                                                                                24,348
              33,000   Robinson and Co Ltd                                                                     135,379
              84,000   Singapore Airlines Ltd                                                                  742,216
             133,000   Straits Trading Co Ltd                                                                  328,303
              21,000   Times Publishing Ltd                                                                     46,830
              13,000   United Engineers                                                                         22,518
             522,000   United Industrial Corp Ltd                                                              450,252
              30,000   Wearne Brothers Ltd                                                                      82,048
                                                                                                     ------------------
                                                                                                             6,596,136
                                                                                                     ------------------
                       Spain - 2.4%
              24,290   Argentaria Corporacion Bancaria de Espana SA                                            972,617
              39,580   Banco Bilbao Vizcaya SA                                                               2,333,108
              35,840   Banco Central Hispanoamericano SA                                                       950,066
             206,630   FENOSA SA                                                                             1,636,031
              37,352   Fuerzas Electricas de Cataluna SA                                                       298,347
              42,580   Iberdrola SA                                                                            464,860
              47,421   Sevillana de Electricidad                                                               430,047
               2,750   Tableros Defibras Class B                                                                26,570
                                                                                                     ------------------
                                                                                                             7,111,646
                                                                                                     ------------------
                       Sweden - 2.0%
               2,606   Assi Doman                                                                               67,599
               1,500   Autoliv AB                                                                               68,217
               4,800   Avesta Sheffield AB                                                                      48,652
              15,500   Bilspedition AB Class B *                                                                57,675
               5,105   Celsius Industrier AB Class B                                                            98,381
                 600   Custos AB Series Class B                                                                 13,884
              10,800   Electrolux AB Class B                                                                   675,531
              15,100   Ericsson LM Class B                                                                     480,302
               2,614   Esselte AB Class A                                                                       63,275
               1,800   Esselte AB Class B                                                                       43,691
               1,288   Euroc Industri AB Class A                                                                47,926
                  34   Fastighets AB (Hufvudstaden) Class A                                                        252
               1,400   Hennes and Mauritz AB Class B                                                           199,037
                 630   Industrivarden AB Class A                                                                31,676

              See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       Sweden - continued
                 316   Industrivarden AB Class C (Bearer)                                                       15,172
               2,400   Kinnevik Investment Class B                                                              68,017
               3,900   Marieberg Tidnings AB Class A                                                           108,187
              18,000   Mo Och Domsjo AB Class B                                                                571,345
               5,200   Nordbanken                                                                              188,634
                 700   Skandia Group Foersaekrings AB                                                           21,285
              30,540   Skandinaviska Enskilda Banken Class A                                                   321,770
              17,106   Skanska AB Class B                                                                      755,136
               2,000   SKF AB Class B                                                                           47,745
              16,200   Sparbanken Sverige AB Class A                                                           319,761
               7,300   Ssab Swedish Steel Class A                                                              124,131
               2,400   Ssab Swedish Steel Class B                                                               40,810
              12,019   Stena Line AB Class B                                                                    57,065
              31,700   Stora Kopparberg Bergslags Class A                                                      433,343
               5,600   Stora Kopparberg Bergslags Class B                                                       75,806
                 611   Svedala Industries                                                                       11,979
              23,400   Svenska Cellulosa Class B                                                               519,612
               6,100   Svenska Handelsbanken Class A                                                           170,843
                 400   Svenska Kullagerfabriken AB                                                               9,442
              11,000   Trelleborg AB Class B                                                                   172,377
                  94   Trygg Hansa Holdings AB Class B                                                           1,981
                 750   Volvo AB Class A                                                                         18,655
               3,700   Volvo AB Class B                                                                         92,770
                                                                                                     ------------------
                                                                                                             6,041,964
                                                                                                     ------------------
                       Switzerland - 0.0%
                 214   Banque Cantonale Vaudoise (Bearer)                                                       52,666
               1,100   Biochem Pharma Inc *                                                                     58,344
                                                                                                     ------------------
                                                                                                               111,010
                                                                                                     ------------------
                       United Kingdom - 12.4%
               6,500   3 Group Plc                                                                              53,978
               9,900   Allied Colloids                                                                          20,755
              69,700   Allied Domecq Plc                                                                       495,231
              52,051   AMEC                                                                                    101,056
               3,670   Amersham International                                                                   77,539
              24,070   Amstrad Plc                                                                              75,006
              19,300   Anglian Water Plc                                                                       204,042
               6,533   Argos Plc                                                                                73,118
              45,000   Arjo Wiggins Appleton Plc                                                               118,936
             717,600   ASDA Group                                                                            1,311,256
               9,900   Ashley (Laura) Holdings                                                                  25,439
              38,600   Associated British Foods                                                                306,063
              11,900   Associated British Ports Holding Ltd                                                     60,866
               5,900   Astec (BSR)                                                                              13,861
              57,200   Bank of Scotland                                                                        318,694
              34,730   Barratt Development                                                                     157,237
             105,010   Bass                                                                                  1,464,819
               8,200   BAT Industries                                                                           71,841
               3,000   BBA Group                                                                                16,788

              See accompanying notes to the financial statements.
20

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       United Kingdom - continued
              32,700   Beazer Holmes Plc                                                                       106,700
               3,700   Berisford International                                                                   8,270
             633,100   BG Plc                                                                                1,761,099
               4,527   BICC                                                                                     20,385
              12,400   Blue Circle Industries                                                                   80,619
              12,370   Booker Plc                                                                               69,223
              16,000   BPB Industries Plc                                                                       89,276
              26,270   British Aerospace                                                                       546,566
              22,818   British Airways                                                                         234,720
               4,800   British Land Co                                                                          41,897
             104,000   British Petroleum                                                                     1,152,948
             126,300   British Steel                                                                           309,088
             377,800   British Telecom Plc                                                                   2,623,255
              34,200   BTR                                                                                     134,193
               2,538   Bunzl Co                                                                                  8,716
               6,230   Burmah Castrol Plc                                                                      105,098
             197,640   Burton Group                                                                            504,634
              21,300   Caradon                                                                                  94,870
               3,020   Carlton Communications                                                                   25,720
             633,100   Centrica Plc *                                                                          676,551
                  40   Charter Plc (Registered)                                                                    482
               1,400   Chubb Security                                                                            9,753
              87,699   Coats Viyella                                                                           184,574
                 800   Cobham Group Plc                                                                          7,655
              44,427   Cookson Group                                                                           169,609
              15,700   Cordiant Plc *                                                                           25,038
               8,600   Costain Group (b)                                                                         6,314
               8,000   Courtaulds                                                                               47,509
              13,100   Courtaulds Textiles Plc                                                                  53,004
               9,000   Dalgety Plc                                                                              48,162
              41,164   Dawson International                                                                     46,340
               7,600   Delta                                                                                    43,522
              19,400   Electrocomponents Plc                                                                   127,079
                 731   Energy Group Plc *                                                                        6,226
              63,261   English China Clays Plc                                                                 220,870
              58,000   Enterprise Oil                                                                          588,580
              98,700   Eurotunnel SA Units (Registered) *                                                      122,382
              12,500   FKI                                                                                      38,136
               2,800   General Electric                                                                         17,039
              12,890   Glaxo Wellcome Plc                                                                      218,502
               7,670   Granada Group                                                                           115,626
                 127   Grand Metropolitan                                                                          943
               7,490   Great Portland Estates Plc                                                               25,784
              23,582   Greenalls Group Plc                                                                     214,685
               3,900   Greycoat Plc                                                                             10,181
                 100   Guinness                                                                                    747
               3,600   Hambros                                                                                  15,271
                 954   Hammerson                                                                                 6,817

              See accompanying notes to the financial statements.             21

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       United Kingdom - continued
                 914   Hanson Plc                                                                                4,101
              42,800   Harrisons & Crosfield                                                                    92,173
              32,093   Hazlewood Foods                                                                          62,308
               1,300   Hepworth                                                                                  5,557
              90,472   Hillsdown Holdings                                                                      281,926
               8,500   Hyder Plc                                                                               115,102
               1,000   Imperial Chemical Industries Plc                                                         12,350
                 731   Imperial Tobacco Group Plc *                                                              5,069
                 751   Inchcape                                                                                  3,259
              39,600   Kingfisher                                                                              437,392
               8,060   Kwik Save Group                                                                          40,173
             313,735   Ladbroke Group                                                                        1,177,275
               6,500   Laing (John)                                                                             32,132
                 800   Laporte Plc                                                                               8,392
             270,300   Lasmo                                                                                 1,062,797
              72,425   Legal & General Group                                                                   462,011
               7,900   Lex Service                                                                              44,982
              45,000   Lloyds TSB Group                                                                        374,429
              36,300   London International                                                                     98,903
             173,465   Lonrho                                                                                  407,532
              29,483   Lucas Variety Plc *                                                                      98,368
              44,209   Marley                                                                                   89,437
              15,500   Meggitt                                                                                  26,806
               4,190   Mercury Asset Management                                                                 92,149
              13,400   Meyer International                                                                      87,886
              23,400   MFI Furniture Group                                                                      74,827
                 104   Millennium Chemicals Inc                                                                  1,989
              81,791   Mirror Group Plc                                                                        279,561
              11,901   National Grid Holdings Plc                                                               40,192
             137,860   National Power                                                                        1,104,913
              14,300   Next                                                                                    138,816
               2,974   NFC Plc                                                                                   8,346
              45,254   Norcros Plc                                                                              67,925
              23,400   Northern Foods Plc                                                                       81,317
              10,360   Ocean Group                                                                              79,356
              82,500   Orange Plc                                                                              285,349
             135,300   Peninsular & Oriental Steam Navigation Co                                             1,472,349
             196,349   Pilkington                                                                              464,498
               2,300   Powell Duffryn                                                                           15,310
              29,698   Powergen                                                                                299,435
               3,100   Premier Farnell Plc                                                                      24,934
                  42   Racal Electronics                                                                           199
              17,200   Railtrack Group Plc                                                                     126,980
              15,012   Reckitt & Colman                                                                        195,202
              22,733   Redland                                                                                 129,069
              53,300   Rentokil Plc                                                                            392,185
              56,500   Reuters Holdings                                                                        605,621
                 400   RMC Group                                                                                 6,216
              36,798   Rolls-Royce                                                                             139,283
               1,404   Royal & Sun Alliance Insurance                                                           11,270

22              See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------

                       United Kingdom - continued
              19,700   Rugby Group                                                                              35,033
               9,689   Safeway Plc                                                                              57,224
               4,200   Sainsbury (J)                                                                            21,174
               1,300   Salvesen (Christian)                                                                      6,798
              34,300   Scottish Hydro-Electric Plc                                                             199,219
             101,954   Scottish Power Plc                                                                      582,183
              10,600   Scottish & Newcastle Plc                                                                117,080
             252,900   Sears                                                                                   334,211
              13,700   Securicor Plc                                                                            69,960
               6,300   Sedgwick Group                                                                           12,951
              18,461   Severn Trent Plc                                                                        214,749
              10,013   Shell Transport & Trading (Registered)                                                  169,733
              16,470   Siebe Plc                                                                               260,109
              58,591   Signet Group Plc *                                                                       30,589
              44,966   Simon Engineering                                                                        30,812
               3,900   Slough Estates                                                                           18,070
               7,501   Smith & Nephew Plc                                                                       23,619
              47,317   Smithkline Beecham Plc                                                                  707,903
               2,930   Smiths Industries                                                                        36,904
              21,400   Southern Electric Plc                                                                   276,520
               7,600   Southwest Water                                                                          85,060
              44,710   Storehouse Plc                                                                          199,868
             108,144   T & N                                                                                   287,592
             349,530   Tarmac                                                                                  575,961
               5,400   Tate & Lyle                                                                              38,456
              94,900   Taylor Woodrow Plc                                                                      295,724
             126,439   Tesco                                                                                   697,244
              31,800   Thames Water                                                                            356,427
               1,200   Thistle Hotels Plc *                                                                      4,033
               8,200   TI Group Plc                                                                             70,504
              52,380   Tomkins Plc                                                                             243,555
              21,700   Transport Development Group                                                              72,577
               5,100   Unigate                                                                                  38,025
              11,480   Unilever Plc                                                                            295,272
              67,816   United Biscuits                                                                         265,540
               4,500   United News & Media Plc                                                                  51,980
              86,500   United Utilities                                                                        935,657
               5,300   Vendome Luxury Group Plc Units                                                           45,483
               9,200   Vickers                                                                                  40,526
              25,920   Vodafone Group Plc                                                                      123,059
              21,900   Waste Management International *                                                         84,322
              23,321   Wessex Water Plc                                                                        136,974
              64,460   Whitbread Plc Class A                                                                   826,609
               7,000   Willis Corroon Group Plc                                                                 17,473
              29,616   Wilson (Connolly) Holdings                                                               75,860
             105,800   Wimpey (George)                                                                         243,384
               1,711   Wolseley                                                                                 13,148
              11,900   Yorkshire Electricity Group                                                             173,375
              11,700   Yorkshire Water                                                                         137,247
                                                                                                     ------------------
                                                                                                            36,734,610
                                                                                                     ------------------

              See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       United States - 30.7%
                 900   3 Com Corp *                                                                             29,798
              31,900   Abbott Laboratories                                                                   1,794,375
               3,400   Advanced Micro Devices *                                                                121,975
               2,900   AES Corp *                                                                              189,588
               3,500   Aetna Inc                                                                               290,063
               3,550   AFLAC I                                                                                 143,331
              14,500   Albertson's Inc                                                                         511,125
               8,100   Allegheny Power System                                                                  248,063
               5,100   Allegheny Teledyne Corp                                                                 130,050
                 600   Allergan Inc                                                                             20,400
               6,300   Allstate Corp                                                                           399,263
               1,700   Ambac Corp                                                                              113,475
              12,500   American Electric Power                                                                 521,875
               1,100   American General Corp                                                                    47,713
              17,500   American Home Products                                                                1,120,000
               7,500   American Stores Co                                                                      335,625
               3,700   Amsouth Bancorporation                                                                  189,625
              34,300   Anheuser-Busch Cos, Inc                                                               1,526,350
               5,700   Apache Corp                                                                             184,538
              26,660   Archer Daniels Midland                                                                  493,210
              28,700   AT & T Corp                                                                           1,144,413
               5,800   Atlantic Richfield Co                                                                   725,000
               2,600   Avnet Inc                                                                               162,500
               3,400   Baker Hughes                                                                            120,700
              11,700   Baltimore Gas & Electric Co                                                             321,750
                 300   Bandag Inc                                                                               14,625
              14,100   Bank of Boston Corp                                                                   1,062,788
              13,900   Bank of New York Co, Inc                                                                538,625
               6,500   Bankers Trust New York Corp                                                             589,875
              12,700   Barnett Banks Inc                                                                       587,375
               9,518   Bear Stearns Co Inc                                                                     285,540
                 600   Becton Dickinson & Co                                                                    29,550
               4,200   Bell Atlantic Corp                                                                      290,325
                 700   Bellsouth Corp                                                                           32,813
               2,700   Beneficial Corp                                                                         186,638
                 400   BHC Communications Inc Class A                                                           40,800
              25,100   Bristol-Myers Squibb Co                                                               3,275,550
              14,500   Burlington Northern Santa Fe Corp                                                     1,207,125
               2,800   Burlington Resources Inc                                                                122,850
               1,700   Cabletron Systems Inc *                                                                  51,000
               8,800   Callaway Golf Company                                                                   280,500
                 400   Cardinal Health                                                                          24,600
               5,700   Carolina Power & Light Co                                                               211,613
              19,300   Central & South West Corp                                                               470,438
               2,700   Champion International                                                                  119,138
              23,156   Chase Manhattan Corp                                                                  2,318,495
               7,500   Chevron Corp                                                                            483,750
              27,000   Chrysler Corp                                                                           914,625

              See accompanying notes to the financial statements.
24

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       United States - continued
               1,300   Cigna Corp                                                                              198,738
               1,200   Cincinnati Bell Inc                                                                      74,400
              15,900   Cinergy Corp                                                                            548,550
                 300   Circus Circus Enterprises Inc *                                                           9,375
               9,800   Cisco Systems Inc *                                                                     545,125
               3,200   Citicorp                                                                                373,600
               2,800   Citizens Utilities B                                                                     33,250
               3,600   Clorox Co                                                                               430,200
               7,200   CMS Energy Corp                                                                         235,800
                 800   CNA Financial Corp *                                                                     89,000
               3,600   Coastal Corp                                                                            163,800
              33,300   Coca Cola Co                                                                          2,031,300
               3,700   Coca Cola Enterprises Inc                                                               228,475
               7,500   Columbia Gas Systems                                                                    440,625
                 800   Columbia HCA Healthcare Corp                                                             33,600
               1,000   Comdisco Inc                                                                             31,125
              13,200   Compaq Computer Corp *                                                                1,046,100
               8,100   Computer Associates International Inc                                                   352,350
              14,800   Conseco Inc                                                                             580,900
               2,000   Cooper Industries Inc                                                                    88,500
               7,800   Corning Incorporated                                                                    293,475
               4,000   Countrywide Credit Industries Inc                                                       116,500
              13,100   CPC International                                                                     1,102,038
               4,900   CSX Corp                                                                                226,013
               8,900   CVS Corp                                                                                411,625
              17,900   Dayton Hudson Corp                                                                      751,800
               1,500   Dean Foods Co                                                                            48,938
              12,000   Dean Witter Discover & Co                                                               460,500
               7,300   Dell Computer Corp *                                                                    519,213
               8,000   Dillard Department Stores Class A                                                       241,000
               2,900   Dominion Resources Inc                                                                  116,725
               8,300   DPL Inc                                                                                 204,388
               6,100   DQE Inc                                                                                 180,713
              12,900   Duke Power Co                                                                           570,825
               3,000   Eastman Chemical                                                                        165,375
              29,700   Edison International                                                                    638,550
               2,000   Edwards (AG) Inc                                                                         71,000
               2,600   Enova Corp                                                                               58,175
               1,700   Ensco International Inc *                                                                73,738
              29,400   Entergy Corp                                                                            775,425
                 500   Equifax Inc                                                                              14,875
               9,200   Exxon Corp                                                                              918,850
               1,900   F M C Corp *                                                                            130,625
                 100   Fina Inc Cl A                                                                             6,238
               1,300   First Chicago NBD Corp                                                                   76,050
               6,800   Fleet Financial Group Inc                                                               414,800
                 200   Fleming Co                                                                                3,500
              35,600   Ford Motor Co                                                                         1,170,350

              See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       United States - continued
               4,400   Fruit of The Loom Class A *                                                             179,850
               7,700   Gap Inc                                                                                 254,100
              16,800   General Electric Co                                                                   1,728,300
              20,300   General Motors Corp                                                                   1,174,863
               3,100   Gillette Co                                                                             245,288
              10,100   Global Marine Inc *                                                                     188,113
               2,400   Golden West Financial Corp                                                              162,600
               3,400   Goodyear Tire & Rubber Co                                                               179,350
                 900   Grainger (WW) Inc                                                                        71,325
              14,900   Great Western Financial Corp                                                            653,738
               2,400   Greenpoint Financial Corp                                                               144,000
               9,700   GTE Corp                                                                                453,475
               4,600   Harley-Davidson                                                                         171,925
                 900   Hasbro Inc                                                                               38,475
               1,400   HBO and Co                                                                               80,675
              11,500   HF Ahmanson                                                                             472,938
               1,400   Hillenbrand Industries Inc                                                               52,675
               3,900   Home Depot Inc                                                                          212,550
               1,600   Hormel Foods Corp                                                                        42,000
               1,500   Household International Inc                                                             145,313
              18,400   Houston Industries Inc                                                                  427,800
               5,600   IBP Inc                                                                                 130,200
               8,200   Illinova Corp                                                                           205,000
              15,700   Intel Corp                                                                            2,227,438
               7,800   International Business Machines Corp                                                  1,121,250
               5,700   International Game Technology                                                            99,750
              11,900   International Paper Co                                                                  496,825
               5,700   Johnson & Johnson                                                                       328,463
              44,200   K Mart Corp *                                                                           552,500
               2,400   Leggett & Platt Inc                                                                      86,100
               4,000   Lehman Brothers Holdings Inc                                                            134,500
               3,700   LG&E Energy Corp                                                                         91,575
               6,300   Lilly (Eli) and Co                                                                      550,463
               4,900   Lincoln National Corp                                                                   284,813
               1,500   Litton Industries Inc *                                                                  64,500
               3,500   Liz Claiborne                                                                           141,750
               7,200   Loews Corp                                                                              735,300
               9,800   Long Island Lighting                                                                    225,400
               4,200   May Department Stores                                                                   195,825
               2,100   MBIA Inc                                                                                205,013
               8,200   MCI Communications Corp                                                                 293,150
                 200   McKesson Corp                                                                            13,250
               3,400   Mead Corp                                                                               198,050
               7,000   Mellon Bank Corp                                                                        562,625
              11,300   Merck & Co                                                                            1,039,600
               4,500   Merrill Lynch & Co                                                                      432,000
              21,400   Microsoft Corp *                                                                      2,086,500
               1,100   Mobil Corp                                                                              135,025

26              See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------
                       United States - continued
               8,700   Monsanto Co                                                                             316,463
               2,000   Morgan Stanley Group Inc                                                                126,250
                 800   Murphy Oil Corp                                                                          37,100
               6,300   New York State Electric & Gas Corp                                                      146,475
               1,800   Newell Co                                                                                66,825
               3,700   Nike Inc Class B                                                                        265,938
               1,100   Noble Affiliates Inc                                                                     42,900
               5,300   Noble Drilling Corp                                                                      94,075
                 800   Noram Energy Corp                                                                        12,000
               3,100   Northern States Power                                                                   147,638
                 400   Northern Telecommunications                                                              28,750
               9,100   Nynex Corp                                                                              468,650
               5,900   Occidental Petroleum Corp                                                               150,450
               3,150   Old Republic International Corp                                                          85,444
               8,200   Oracle Systems Corp *                                                                   321,850
               2,000   Oryx Energy Co *                                                                         40,000
              30,400   Pacific Telesis Group                                                                 1,238,800
              17,500   PacifiCorp                                                                              360,938
               1,600   Paine Webber Group Inc                                                                   52,200
               8,200   Penney (J C) Co                                                                         403,850
               2,400   Pennzoil Co                                                                             137,700
               7,800   Pepsico Inc                                                                             256,425
               4,100   Pfizer Inc                                                                              375,663
              18,900   Pharmacia & Upjohn Inc                                                                  696,938
               3,000   Phelps Dodge Corp                                                                       214,500
               6,600   Philip Morris Co Inc                                                                    891,825
              12,400   Phillips Petroleum Co                                                                   513,050
               1,800   Pitney Bowes                                                                            111,825
              24,300   PNC Bank Corp                                                                         1,029,713
               5,500   Portland General Corp                                                                   215,188
               6,100   Potomac Electric Power Co                                                               154,788
               4,000   PP&L Resources                                                                           91,500
                 700   Praxair                                                                                  34,038
               7,800   Procter & Gamble Co                                                                     936,975
               1,500   Progressive Corp                                                                         99,188
                 900   Provident Companies Inc                                                                  49,050
               6,400   Providian Corp                                                                          357,600
               3,100   Public Service of Colorado                                                              120,900
                 700   Raychem Corp                                                                             59,588
              11,700   Raytheon Co                                                                             551,363
               4,300   Reebok International Ltd                                                                201,025
                 100   Reliastar Financial Corp                                                                  6,200
               1,200   Reynolds & Reynolds Co Class A                                                           33,600
               1,100   RJR Nabisco Holdings Corp                                                                40,288
                 500   Robert Half International *                                                              20,813
               5,400   Ryder Systems Corp                                                                      170,100
               6,600   SAFECO Corp                                                                             275,550
               6,400   Safeway Inc *                                                                           308,000

              See accompanying notes to the financial statements.            27

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------

                       United States - continued
              10,800   Salomon Inc                                                                             600,750
              17,400   Sara Lee Corp                                                                           674,250
               4,200   Scana Corp                                                                              109,725
               4,600   Schering-Plough Corp                                                                    352,475
               4,400   Schlumberger Ltd                                                                        442,750
                 300   Seagate Technology *                                                                     14,175
               4,700   Seagram Ltd                                                                             183,300
              11,700   Sonat Inc                                                                               538,200
               2,100   Sonoco Products Co                                                                       55,125
              57,700   Southern Co                                                                           1,254,975
               3,000   Southern National Corp                                                                  116,625
              22,700   Sprint Corp                                                                           1,032,850
               7,900   St Paul Cos                                                                             533,250
               2,300   Sterling Software *                                                                      65,838
              10,200   Storage Technology Corp *                                                               425,850
               2,600   Student Loan Marketing                                                                  275,275
               4,700   Summit Bancorp                                                                          224,425
               1,600   SunAmerica Inc                                                                           73,400
               3,400   Supervalu Inc                                                                           105,400
               2,100   Synovus Financial Corp                                                                   73,238
               5,700   Teco Energy Inc                                                                         138,938
               5,600   Tellabs Inc *                                                                           223,300
               4,700   Temple Inland Inc                                                                       259,088
              16,100   Tenet Healthcare Corp *                                                                 436,713
              13,500   Texaco Inc                                                                            1,334,813
              14,600   Texas Utilities                                                                         589,475
               2,500   TJX Cos Inc                                                                             104,375
               2,500   Torchmark Corp                                                                          147,188
               3,600   Tosco Corp                                                                              100,350
              14,900   Toys R Us Inc *                                                                         387,400
               3,800   Transamerica Corp                                                                       332,975
              12,200   Travelers Corp                                                                          654,225
               8,100   TRW Inc                                                                                 424,238
               4,300   Tyco International                                                                      253,700
               8,300   Union Carbide Corp                                                                      392,175
               4,800   United States Surgical Corp                                                             204,600
               1,600   United Technologies Corp                                                                120,400
                 400   Universal Foods Corp                                                                     13,800
              13,300   Unocal Corp                                                                             513,713
               6,200   US Bancorp                                                                              306,125
                 400   Us Life Insurance Co                                                                     19,050
               5,600   US West Inc                                                                             201,600
               1,800   USX-Marathon Group                                                                       47,925
               5,100   USX-US Steel Group                                                                      160,013
               3,300   V F Corporation                                                                         229,350
                 200   Vulcan Materials                                                                         12,950
              14,400   Wal Mart Stores Inc                                                                     379,800
              10,700   Warner Lambert                                                                          898,800
                 900   Wellpoint Health Networks Inc *                                                          38,588
               1,100   Western Digital Corp *                                                                   64,900

28              See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


         Shares        Description                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------------

                       United States - continued
               7,400   Westvaco Corp                                                                           218,300
               5,400   Wheelabrator Technologies Inc                                                            76,950
               4,600   Whitman Corp                                                                            108,100
                 500   Willamette Industries                                                                    32,000
               8,600   Wisconsin Energy Corp                                                                   220,375
                 500   Wrigley (William) Jr Co                                                                  29,938
               9,200   Xerox Corp                                                                              575,000
                                                                                                     ------------------
                                                                                                            90,798,873
                                                                                                     ------------------

                       TOTAL STOCK AND EQUIVALENTS (Cost $217,602,380)                                     236,589,045
                                                                                                     ------------------

    Par Value($)/      DEBT OBLIGATIONS - 8.4%
        Shares         U.S. Government Agency - 1.7%
$          5,000,000   Student Loan Marketing Association, 6.05% due 10/26/09                                5,021,875
                                                                                                     ------------------

                       U.S. Government - 6.7%
$         20,000,000   U.S. Treasury Note, 5.50% due 11/15/98 (a)                                           19,840,625
                                                                                                     ------------------

                       TOTAL DEBT OBLIGATIONS (Cost $24,889,266)                                            24,862,500
                                                                                                     ------------------

                       SHORT-TERM INVESTMENTS - 14.1%
                       Cash Equivalents - 12.5%
$         15,200,000   First National Bank of Chicago Time Deposit, 5.44% due 3/3/97                        15,200,000
$         13,500,000   Republic Bank of New York Time Deposit, 5.34% due 3/3/97                             13,500,000
           8,626,700   The Boston Global Investment Trust (c)                                                8,626,700
                                                                                                     ------------------
                                                                                                            37,326,700
                                                                                                     ------------------
                       U.S. Government - 1.6%
$          4,850,000   U.S. Treasury Bill, 5.56% due 1/8/98                                                  4,628,356
                                                                                                     ------------------

                       TOTAL SHORT-TERM INVESTMENTS (Cost $41,955,445)                                      41,955,056
                                                                                                     ------------------
   Principal Amount
   (000's Omitted)     CALL OPTION PURCHASED - 1.4%
                       United States - 1.4%
$            300,000   U.S. Treasury Note 5.50%, Expires 04/25/97, Strike 99.00 (Cost $4,828,125)            4,218,750
                                                                                                     ------------------

                       TOTAL INVESTMENTS - 103.7%
                       (Cost $289,275,216) * *                                                             307,625,351

                       Other Assets and Liabilities (net) -  (3.7%)                                        (10,923,399)
                                                                                                     ------------------

                       TOTAL NET ASSETS - 100.0%                                                    $      296,701,952
                                                                                                     ==================


                       Notes to the Schedule of Investments:

                       ADR American Depositary Receipt

                       (a) All or a portion of this security is held as collateral for open futures contracts.

                       (b)  Valued by management (Note 1).

                       (c) Represents investment of security lending collateral
                           (Note 1).

                       * Non-income producing security. A dividend has not been declared for the year ended February 28, 1997.

                       * * The aggregate identified cost for federal income tax
                           purposes is $289,556,176, resulting in gross unrealized appreciation and depreciation of $27,413,492 and $9,344,317, respectively, and net unrealized appreciation of $18,069,175.

              See accompanying notes to the financial statements.          29

GMO Global Hedged Equity Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

--------------------------------------------------------------------------------

          At February 28, 1997, industry sector diversification of the Fund's equity investments was as follows:

          Industry Sector (Unaudited)

          Banking                                                   8.2%
          Conglomerates                                             7.1
          Services                                                  6.4
          Utilities                                                 5.8
          Real Estate                                               5.7
          Construction                                              5.4
          Oil and Gas                                               5.4
          Consumer Goods                                            5.0
          Chemicals                                                 4.7
          Retail Trade                                              4.6
          Telecommunications                                        4.2
          Health Care                                               4.0
          Machinery                                                 4.0
          Electronic Equipment                                      3.9
          Transportation                                            3.4
          Food and Beverage                                         3.2
          Automotive                                                2.6
          Communications                                            2.2
          Insurance                                                 2.1
          Paper and Allied Products                                 2.1
          Metals and Mining                                         2.1
          Financial Services                                        1.2
          Aerospace                                                 1.1
          Textiles                                                  0.7
          Computers                                                 0.7
          Miscellaneous                                             4.2
                                                               --------
                                                                  100.0%
                                                               ========

30            See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
----------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (cost $289,275,216) (Note 1)                                                    $    307,625,351
  Foreign currency, at value (cost $3,091,434) (Note 1)                                                        3,054,895
  Cash                                                                                                            82,669
  Receivable for investments sold                                                                              1,256,207
  Receivable for daily variation margin on open futures contracts                                                416,687
  Dividends and interest receivable                                                                              692,559
  Receivable for open forward foreign currency contracts (Note 6)                                              2,867,191
  Foreign withholding taxes receivable                                                                           147,308
  Receivable for expenses waived or borne by Manager (Note 2)                                                     47,494
                                                                                                         ----------------

      Total assets                                                                                           316,190,361
                                                                                                         ----------------


Liabilities:
  Payable for open swap contracts                                                                              4,353,890
  Payable upon return of securities loaned (Note 1)                                                            8,626,700
  Payable for investments purchased                                                                            2,625,354
  Payable for Fund shares repurchased                                                                             80,000
  Payable for open forward foreign currency contracts (Note 6)                                                 3,381,786
  Payable to affiliate for (Note 2):
      Management fee                                                                                             148,701
      Shareholder service fee                                                                                     34,304
  Accrued expenses                                                                                               237,674
                                                                                                         ----------------

      Total liabilities                                                                                       19,488,409
                                                                                                         ----------------

Net assets                                                                                              $    296,701,952
                                                                                                         ================

Net assets consist of:
  Paid-in capital                                                                                       $    279,467,411
  Distributions in excess of net investment income                                                              (927,940)
  Accumulated net realized gain                                                                                7,873,611
  Net unrealized appreciation                                                                                 10,288,870
                                                                                                         ----------------

                                                                                                        $    296,701,952
                                                                                                         ================

Net assets attributable to Class III Shares                                                             $    296,701,952
                                                                                                          ===============

Shares outstanding - Class III                                                                                27,760,589
                                                                                                          ===============

Net asset value per share - Class III                                                                   $          10.69
                                                                                                          ===============

                See accompanying notes to the financial statements.           31

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1997
--------------------------------------------------------------------------------
Investment income:
     Dividends (net of foreign tax expense of $497,842)                     $     7,068,302
     Interest (including security lending income of $29,203)                      2,607,955
                                                                             ---------------
         Total income                                                             9,676,257
                                                                             ---------------
Expenses:
     Management fee (Note 2)                                                      2,168,233
     Custodian fees                                                                 811,557
     Audit fees                                                                      69,917
     Legal fees                                                                      64,518
     Stamp duties and transfer taxes                                                 56,886
     Transfer agent fees                                                             29,537
     Registration fees                                                                3,815
     Trustees fee (Note 2)                                                            1,689
     Miscellaneous                                                                    4,612
     Fees waived or borne by Manager (Note 2)                                      (531,673)
                                                                             ---------------
                                                                                  2,679,091
     Shareholder service fee - Class III (Note 2)                                   357,586
                                                                             ---------------
         Net expenses                                                             3,036,677
                                                                             ---------------
            Net investment income                                                 6,639,580
                                                                             ---------------

Realized and unrealized gain (loss):
         Net realized gain (loss) on:
            Investments                                                          47,791,902
            Closed futures contracts                                            (17,102,626)
            Closed swap contracts                                                (6,769,213)
            Foreign currency, forward contracts and foreign
                currency related transactions                                    (2,316,993)
                                                                             ---------------
                   Net realized gain                                             21,603,070
                                                                             ---------------

         Change in net unrealized appreciation (depreciation) on:
            Investments                                                         (15,992,478)
            Open futures contracts                                               (3,710,557)
            Open swap contracts                                                  (1,332,685)
            Foreign currency, forward contracts and foreign
                currency related transactions                                      (561,670)
                                                                             ---------------
                   Net unrealized loss                                          (21,597,390)
                                                                             ---------------
         Net realized and unrealized gain                                             5,680
                                                                             ---------------

Net increase in net assets resulting from operations                        $     6,645,260
                                                                             ===============

32            See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                   February 28, 1997        February 29, 1996
                                                                                   -----------------       ------------------
Increase (decrease) in net assets:
Operations:
     Net investment income                                                          $      6,639,580        $       7,767,235
     Net realized gain (loss)                                                             21,603,070              (16,123,360)
     Change in net unrealized appreciation (depreciation)                                (21,597,390)              31,582,518
                                                                                     ----------------        -----------------

     Net increase in net assets resulting from operations                                  6,645,260               23,226,393
                                                                                     ----------------        -----------------
Distributions to shareholders from:
     Net investment income - Class III                                                    (5,664,462)              (8,135,996)
                                                                                     ----------------        -----------------

Net share transactions - Class III (Note 5)                                              (87,212,602)             153,205,238
                                                                                     ----------------        -----------------

     Total increase (decrease) in net assets                                             (86,231,804)             168,295,635

Net assets:
     Beginning of period                                                                 382,933,756              214,638,121
                                                                                     ----------------        -----------------

     End of period (including distributions in excess of net
     investment income of $927,940 and accumulated undistributed
     net investment income of $298,205, respectively)                               $    296,701,952        $     382,933,756
                                                                                     ================        =================

              See accompanying notes to the financial statements.             33

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                             Year Ended February 28/29,
                                                           ---------------------------------------------------------------
                                                                  1997                   1996                    1995*
                                                           ----------------       ----------------        ----------------
Net asset value, beginning of period                       $          10.64       $          10.12        $          10.00
                                                           ----------------       ----------------        ----------------

Income from investment operations:
  Net investment income                                                0.24                   0.21                    0.11
  Net realized and unrealized gain (loss)
   on investments                                                      0.01                   0.55                    0.08
                                                           ----------------       ----------------        ----------------

    Total from investment operations                                   0.25                   0.76                    0.19
                                                           ----------------       ----------------        ----------------
Less distributions to shareholders:
  From net investment income                                          (0.20)                 (0.24)                  (0.07)
                                                           ----------------       ----------------        ----------------

Net asset value, end of period                             $          10.69       $          10.64        $          10.12
                                                           ================       ================        ================

Total Return (a)                                                       2.34%                  7.54%                   1.92%


Ratios/Supplemental Data:

     Net assets, end of period (000's)                             $296,702               $382,934                $214,638
     Net expenses to average
         daily net assets                                              0.91%(c)               0.78%                   0.92%**
     Net investment income to average
         daily net assets                                              1.99%                  2.44%                   2.85%**
     Portfolio turnover rate                                            463%                   214%                    194%
     Average broker commission rate (b)                    $          0.084                    N/A                     N/A
     Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                    $           0.02       $          0.005        $          0.006

*     Period from July 29, 1994 (commencement of operations) to February 28,
      1995.
**    Annualized
(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .02% of average daily net assets.

34            See accompanying notes to the financial statements.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------
   1.  Significant accounting policies

   The GMO Global Hedged Equity Fund (the "Fund"), which commenced operations on July 29, 1994, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

   The Fund seeks total return consistent with minimal exposure to general equity market risk.

   On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. At February 28, 1997, Class III was the only active class of shares of the Fund.

   The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   Portfolio valuation
   Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   Foreign currency translation
   The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

   Futures contracts
   The Fund may purchase index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   Forward currency contracts
   The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1997.

   Options
   The Fund may write call and put options on securities it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option has no control over whether the underlying securities may be sold
   (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 1997, there were no outstanding written options.

   The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   Swap agreements
   The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of open swap agreements as of February 28, 1997.

   Security lending
   The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $8,095,505 collateralized by cash in the amount of $8,626,700, which was invested in a short-term instrument.

   Taxes
   The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   Distributions to shareholders
   The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency and passive foreign investment company transactions and swap contracts.

   The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

         Undistributed Net     Accumulated Net Realized
         Investment Income            Gain/(Loss)           Paid-in Capital
     ------------------------- ------------------------ ------------------------
           ($2,201,263)               $2,205,072                ($3,809)

   Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

   Security transactions and related investment income
   Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   Allocation of operating activity
   The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

   Purchases and redemptions of Fund shares
   The premium on cash purchases of Fund shares is .50% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .60% of the amount invested. In the case of cash redemptions, the fee is 1.40% of the amount redeemed. The Manager may waive the fee on cash redemptions if it is not necessary to incur costs relating to the early termination of hedging transactions to meet redemption requests. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $105,117 in purchase premiums and $49,502 in redemption fees. There is no premium for reinvested distributions.

   Investment risk
   There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. Fees and other transactions with affiliates

   GMO earns a management fee paid monthly at the annual rate of .65% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

   GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .50% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .65%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $1,689. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3. Purchases and sales of securities

   For the year ended February 28, 1997, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                Purchases         Proceeds
                                            ----------------  ----------------
               U.S. Government securities   $  1,159,396,671  $  1,145,884,656
         Investments (non-U.S. Government        258,078,607       384,618,416
                              securities)

4. Principal shareholder

   At February 28, 1997, 33% of the outstanding shares of the Fund were held by one shareholder.

5. Share transactions

   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                               Year Ended                         Year Ended
                            February 28, 1997                  February 29, 1996
                    ---------------------------------  --------------------------------
 Class III:             Shares           Amount            Shares           Amount
                    ---------------  ---------------   ---------------  ---------------
Shares sold              2,716,101   $   28,751,811        18,601,167   $  193,770,517

Shares issued to
shareholders in
reinvestment of
distributions              335,863        3,585,825           393,253        4,125,224

Shares repurchased     (11,267,323)    (119,550,238)       (4,235,364)     (44,690,503)
                    ---------------  ---------------   ---------------  ---------------
Net increase/
(decrease)              (8,215,359)  $  (87,212,602)       14,759,056   $  153,205,238
                    ===============  ===============   ===============  ===============

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

6. Financial instruments

   A summary of outstanding financial instruments at February 28, 1997 is as follows:

   Futures contracts

                                                                              Net Unrealized
    Number of                                                                  Appreciation
    Contracts             Type         Expiration Date     Contract Value     (Depreciation)
-----------------  -----------------  -----------------  -----------------  -----------------
Buys
       17                       DAX          March 1997     $    3,283,793     $      104,130
       49                    MIB-30          March 1997          5,028,734            429,798
      113                       OMX          March 1997          3,094,724            (74,948)
       40                    TSE-35          March 1997          4,772,551            201,804
                                                                                --------------
                                                                                $     660,784
                                                                                ==============

Sales
      123                  ALL ORDS          March 1997     $    5,792,803      $    (122,271)
       54                       CAC          March 1997          4,974,146           (256,696)
       26                  FTSE-100          March 1997          4,544,142           (299,089)
       84                 HANG SENG          March 1997          7,197,056            115,629
       77                  IBEX-35+          March 1997          2,836,672            132,018
      195                   S&P 500          March 1997         77,064,000         (4,021,791)
       91                     TOPIX          March 1997         10,510,730            648,540
                                                                                --------------
                                                                                $  (3,803,660)
                                                                                ==============

     At February 28, 1997, the Fund had cash and/or securities to cover any margin requirements on open futures contracts.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

Forward currency contracts

                                                                          Net Unrealized
   Settlement                                                              Appreciation
      Date         Deliver/Receive    Units of Currency        Value       (Depreciation)
----------------  -----------------  -------------------  --------------  ---------------
Buys
          5/9/97                ATS             338,585   $       28,604  $         (902)
         6/13/97                ATS          20,935,293        1,772,301         (32,699)
          3/7/97                AUD             962,205          746,772         (14,073)
         7/11/97                AUD             962,205          745,404            (497)
          5/7/97                BEF          62,347,200        1,795,339         (60,299)
          3/7/97                CAD             562,356          411,516            (478)
          5/9/97                CAD           1,809,014        1,329,119         (29,567)
          3/7/97                CHF           3,866,392        2,622,064        (224,597)
          5/9/97                CHF          11,643,740        7,946,275        (348,204)
         7/11/97                CHF           1,176,992          808,794             365
          3/7/97                DEM           4,526,771        2,681,995        (286,934)
          5/9/97                DEM          17,287,220       10,280,661        (415,208)
         7/11/97                DEM           4,526,771        2,703,686          (1,238)
          5/9/97                DKK           7,717,934        1,202,257         (38,162)
          3/7/97                ESP          38,742,980          270,251         (27,749)
          5/9/97                ESP       1,367,473,882        9,526,646        (431,647)
          5/9/97                FIM           4,718,149          940,575         (32,292)
         6/13/97                FIM           1,480,155          295,792          (7,208)
          3/7/97                FRF           4,013,502          704,587         (46,148)
          5/9/97                FRF          11,788,198        2,077,281         (64,859)
         7/11/97                FRF           1,387,738          245,531            (111)
          3/7/97                GBP             412,765          673,391           12,492
          5/9/97                GBP           2,345,659        3,820,938         (52,592)
         7/11/97                GBP             412,765          671,605            (583)
          3/7/97                HKD          20,215,997        2,610,501             368
          5/9/97                HKD           7,708,960          995,131          (1,070)
          5/9/97                IEP             364,709          577,016          (7,140)
          3/7/97                ITL       1,680,893,650          994,444         (99,722)
         6/13/97                ITL       9,569,990,140        5,632,456        (237,544)

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

      Forward currency contracts - continued

                                                                          Net Unrealized
   Settlement                                                              Appreciation
      Date         Deliver/Receive    Units of Currency        Value       (Depreciation)
----------------  -----------------  -------------------  --------------  ---------------
Buys - continued
        7/11/97                 ITL       1,680,893,650   $      988,365  $       (7,750)
         3/7/97                 JPY         228,420,480        1,893,408          17,265
         3/7/97                 MYR           1,277,551          514,453           1,421
         5/9/97                 MYR           5,507,600        2,211,816           8,424
         3/7/97                 NLG           7,949,949        4,187,612        (161,502)
         5/9/97                 NLG          20,056,957       10,605,031        (363,150)
        7/11/97                 NLG           2,900,520        1,540,325             117
         3/7/97                 NOK           3,460,269          513,590         (23,681)
         5/9/97                 NOK          12,935,995        1,925,853         (86,080)
        6/13/97                 NOK           9,179,857        1,369,214         (46,786)
        7/11/97                 NOK           3,460,269          516,944          (1,736)
         3/7/97                 NZD             313,438          216,776            (957)
         5/9/97                 NZD           2,062,165        1,419,924           6,312
        6/13/97                 NZD           4,771,046        3,278,588          22,588
         3/7/97                 SEK           3,335,820          444,935         (14,833)
         5/9/97                 SEK          10,261,354        1,371,120         (43,441)
        6/13/97                 SEK           2,939,756          393,326          (5,674)
        7/11/97                 SEK             723,912           96,972          (1,126)
         5/9/97                 SGD           2,694,110        1,893,527         (33,506)
                                                                          ---------------
                                                                          $   (3,182,393)
                                                                          ===============
Sales
         5/9/97                 ATS          34,205,552   $    2,891,693  $      105,734
         3/7/97                 AUD             962,205          746,772             380
         5/9/97                 AUD           3,960,506        3,072,798         (27,962)
         5/7/97                 BEF           2,432,188           70,150           2,301
         3/7/97                 CAD             562,356          411,516           9,819
         5/9/97                 CAD           1,366,565        1,004,560          20,144
        7/11/97                 CAD             562,356          415,025             152

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

      Forward currency contracts - continued

                                                                          Net Unrealized
   Settlement                                                              Appreciation
      Date         Deliver/Receive    Units of Currency        Value       (Depreciation)
----------------  -----------------  -------------------  --------------  ---------------
Sales - continued
          3/7/97                CHF           3,866,392   $    2,622,064  $      168,159
          5/9/97                CHF           4,002,600        2,733,733         125,267
         6/13/97                CHF             807,348          553,517          16,483
          3/7/97                DEM           4,526,771        2,681,995           1,331
         6/13/97                DEM           9,227,904        5,503,107          59,893
         6/13/97                DKK          17,020,704        2,657,574          41,426
          3/7/97                ESP          38,742,980          270,251           7,636
          5/9/97                ESP       1,367,473,882        9,526,646         277,246
          5/9/97                FIM           2,273,939          454,085          14,769
          3/7/97                FRF           4,013,502          704,587          27,137
          3/7/97                GBP             412,765          673,391             366
          5/9/97                GBP           3,810,526        6,211,119         (35,019)
         6/13/97                GBP           1,825,285        2,973,436          (6,436)
          3/7/97                HKD          20,215,997        2,610,501           2,499
          4/9/97                HKD          50,351,750        6,501,664           8,776
         7/11/97                HKD          20,215,997        2,609,444            (693)
          5/9/97                IEP             216,169          342,332           7,668
          3/7/97                ITL       1,680,893,650          994,444           7,699
          5/9/97                ITL       4,851,054,020        2,861,219         128,645
          3/7/97                JPY         228,420,480        1,893,408         156,493
          5/9/97                JPY         504,543,266        4,222,402          69,833
         6/13/97                JPY          86,949,800          731,250         (13,250)
         7/11/97                JPY         228,420,480        1,929,048         (19,481)
          3/7/97                MYR           1,277,551          514,453          (7,025)
          5/9/97                MYR           6,444,618        2,589,469         (10,930)
         6/13/97                MYR           2,506,904        1,006,170          (5,170)
         7/11/97                MYR           1,277,551          512,322          (1,547)
          3/7/97                NLG           7,949,949        4,187,612         318,033

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

      Forward currency contracts - continued

                                                                          Net Unrealized
   Settlement                                                              Appreciation
      Date         Deliver/Receive    Units of Currency        Value       (Depreciation)
----------------  -----------------  -------------------  --------------  ---------------
Sales - continued
          4/9/97                NLG           3,025,890   $    1,598,107  $      162,155
          5/9/97                NLG          14,428,952        7,636,112         315,346
         7/11/97                NLG           5,049,429        2,684,115          (2,528)
          3/7/97                NOK           3,460,269          513,590           1,630
          5/9/97                NOK          19,368,450        2,887,357          96,306
          3/7/97                NZD             313,438          216,776           1,487
          5/9/97                NZD           8,127,717        5,602,110          81,825
         7/11/97                NZD             313,438          215,291             824
          3/7/97                SEK           3,335,820          444,935          38,759
          5/9/97                SEK          65,533,118        8,764,791         452,816
         7/11/97                SEK           2,611,908          350,241           1,058
          5/9/97                SGD           6,414,885        4,513,393          67,744
                                                                          ---------------
                                                                          $    2,667,798
                                                                          ===============

Currency Abbreviations

   ATS         Austrian Schilling                HKD            Hong Kong Dollar
   AUD          Australian Dollar                IEP                 Irish Pound
   BEF              Belgian Franc                ITL                Italian Lira
   CAD            Canadian Dollar                JPY                Japanese Yen
   CHF                Swiss Franc                MYR           Malaysian Ringgit
   DEM                German Mark                NLG         Netherlands Guilder
   DKK               Danish Krona                NOK            Norwegian Kroner
   ESP             Spanish Peseta                NZD          New Zealand Dollar
   FIM             Finnish Markka                SEK               Swedish Krona
   FRF               French Franc                SGD            Singapore Dollar
   GBP              British Pound

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   Swap agreements

      Notional                                                                          Unrealized
       Amount         Expiration                                                       Appreciation/
 Fund/Counterparty       Date                        Description                      (Depreciation)
-------------------  ------------  ------------------------------------------------  ----------------
  $    20,383,440         3/15/97   Agreement with Swiss Bank Corporation dated      $      (257,419)
                                    January 31, 1997 to pay (receive) the notional
                                    amount multiplied by the return on the EAFE
                                    Index (including dividends) and to receive the
                                    notional amount multiplied by LIBOR adjusted by
                                    a specified spread.

       23,816,707         3/31/97   Agreement with Swiss Bank Corporation dated             (219,614)
                                    January 31, 1997 to pay (receive) the notional
                                    amount multiplied by the return on the EAFE
                                    X-Japan Index (including dividends) and to
                                    receive the notional amount multiplied by LIBOR
                                    adjusted by a specified rate.

       6,259,069/         5/16/97   Agreement with Morgan Stanley Capital Services,           17,744
        6,001,144                   Inc. dated May 20, 1996 to pay (receive) the
                                    notional amount multiplied by the return on the
                                    Standard & Poor's 500 Index (including
                                    dividends) less the notional amount multiplied
                                    by 6 month LIBOR adjusted by a specified spread
                                    and to receive (pay) the change in market value
                                    of a basket of selected securities (including
                                    dividends) less the counterparty's notional
                                    amount multiplied by 6 month LIBOR adjusted by
                                    a specified spread.

       15,504,633         5/30/97   Agreement with Deutsche Bank AG dated May 31,            706,475
                                    1996 to pay (receive) the notional amount
                                    multiplied by the return on the EAFE Index
                                    and to receive the notional amount multiplied
                                    by 6 month LIBOR adjusted by a specified spread.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   Swap agreements - continued

                                                                                        Unrealized
      Notional        Expiration                                                       Appreciation/
       Amount            Date                        Description                      (Depreciation)
-------------------  ------------  ------------------------------------------------  ----------------
  $    21,000,000         5/30/97   Agreement with Swiss Bank Corporation dated      $    (2,274,814)
                                    May 31, 1996 to pay (receive) the notional
                                    amount multiplied by the return on the EAFE
                                    X-Japan Index (including dividends) and to
                                    receive the notional amount multiplied by
                                    6 month LIBOR adjusted by a specified spread.

CHF     6,956,000         8/06/97   Agreement with Swiss Bank Corporation dated            1,089,845
                                    August 6, 1996 to pay the notional amount
                                    multiplied by 6 month LIBOR adjusted by a
                                    specified spread and to receive (pay) the
                                    notional amount multiplied by the return on the
                                    Swiss Market Index (including dividends).

  $    25,000,000         8/29/97   Agreement with Deutsche Bank AG dated August 30,      (2,617,737)
                                    1996 to pay (receive) the notional amount
                                    multiplied by the return on the EAFE X-Japan
                                    Index (including dividends) and to receive the
                                    notional amount multiplied by 6 month LIBOR
                                    adjusted by a specified rate.

        8,000,000         8/29/97   Agreement with Swiss Bank Corporation dated               67,252
                                    August 30, 1996 to pay (receive) the notional
                                    amount multiplied by the return on the EAFE
                                    Index (including dividends) and to receive the
                                    notional amount multiplied by 6 month LIBOR
                                    adjusted by a specified spread.

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

   Swap agreements - continued

      Notional                                                                          Unrealized
       Amount         Expiration                                                       Appreciation/
 Fund/Counterparty       Date                        Description                      (Depreciation)
-------------------  ------------  ------------------------------------------------  ----------------
  $     5,826,645/        9/11/97   Agreement with Morgan Stanley Capital            $      (331,548)
        5,837,283                   Services, Inc. dated September 9, 1996 to pay
                                    (receive) the notional amount multiplied by the
                                    return on the Standard & Poor's 500 Index
                                    (including dividends) less the notional amount
                                    multiplied by 6 month LIBOR adjusted by a
                                    specified spread and to receive (pay) the
                                    change in market value of a basket of selected
                                    securities (including dividends) less the
                                    counterparty's notional amount multiplied by
                                    6 month LIBOR adjusted by a specified spread.

       15,000,000         9/30/97   Agreement with Deutsche Bank AG dated September  $       418,332
                                    30, 1996 to pay (receive) the notional amount
                                    multiplied by the return on the EAFE Index
                                    (including dividends) and to receive the
                                    notional amount multiplied by 6 month LIBOR
                                    adjusted by a specified spread.

       15,000,000        10/07/97   Agreement with Morgan Stanley Capital Services,         (952,406)
                                    Inc. dated December 23, 1996 to pay (receive)
                                    the notional amount multiplied by the return on
                                    the Standard & Poor's 500 Index (including
                                    dividends) less the notional amount multiplied
                                    by 6 month LIBOR adjusted by a specified spread
                                    and to receive (pay) the counterparty's
                                    notional amount multiplied by the return on the
                                    Russell 2000 Index (including dividends) less
                                    the notional amount multiplied by 6 month LIBOR
                                    adjusted by a specified spread.
                                                                                     ----------------
                                                      Net unrealized depreciation    $    (4,353,890)
                                                                                     ================

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (Unaudited)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income.

The Fund has also elected to defer to March 1, 1997 post-October foreign currency losses of $2,765,057.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Global Hedged Equity Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio.
Mr. Grantham has been with GMO since its founding in 1977. Mr. Darnell has been with GMO and involved in portfolio management for more than 15 years. Mr. Berkley has been with GMO and involved in portfolio management for more than ten years.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The GMO Global Hedged Equity Fund underperformed the Salomon 3 Month T-Bill benchmark index for the fiscal year ended February 28, 1997 with the Fund returning 2.3% versus 5.2% for the Salomon 3 Month Treasury Bill. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in hedged global equities, combining long positions in common stocks of the U.S. and developed international equity markets with short positions in the equity indices of the U.S. and developed international markets in order to eliminate substantially all exposure to overall equity market risk. The cash position of the fund, which ranged from 2% to 30% during the year, has been invested in fixed income securities designed to give the return of a 30 day U.S. Treasury Bill to a 2-year Treasury Note. The Fund's underperformance of the Salomon 3 Month T-Bill was principally due to the underperformance of the Fund's U.S. stock holdings relative to the S&P 500 index, which was sold short.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Global Hedged Equity Fund Class III shares and the
Salomon Brothers 3 Month Treasury Bill Index
As of February 28, 1997


Average Annual Total Return
                                           Since
                                         Inception
            1 Year         5 Year        07/29/94
Class III       0.4%        N/A            3.7%

           [Line Graph Appears Here]

 Date       GMO Global Hedged Fund       Salomon Brothers 3 Month Treasury Bill Index
07/29/94             9,950                                 10,000
02/28/95            10,132                                 10,297
02/29/96            10,744                                 10,882
02/28/97            10,996                                 11,451

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 140 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Class I shares and Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO Domestic Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Domestic Bond Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 17, 1997

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



      Par Value       Description                                                                         Value ($)
-----------------------------------------------------------------------------------------------------------------------
                      DEBT OBLIGATIONS - 95.7%
                      Asset Backed Securities - 40.9%
  $      5,000,000    Augusta Funding Series 1996-F2,
                          Variable Rate, LIBOR + .30% (5.89%), due 4/15/06 144A                               4,951,465
        11,887,168    Augusta Funding VI Series 1996-A3, 7.375% due 4/15/13 144A                             11,783,039
        17,000,000    Bombardier Receivables Master Trust I 97-1 Class A
                          Variable Rate, 1 mo. LIBOR + .12% (5.56%), due 4/15/04                             17,023,906
        15,000,000    Chevy Chase Master Credit Card 1995-C Class A,
                          Variable Rate, LIBOR + .26% (5.68%), due 5/15/06                                   15,056,250
        10,000,000    Circuit City Credit Card Master Trust 1996-1 Class A,
                          Variable Rate, LIBOR + .17% (5.59%), due 10/15/06                                  10,006,250
         4,167,900    Dilmun Capital Corp,
                          Variable Rate, 6 mo. LIBOR + .88% (6.42%), due 11/15/03                             4,173,110
         7,400,000    Discover Card Master Trust I 94-2 Class A,
                          Variable Rate, 1 mo. LIBOR + .35% (5.77%), due 10/16/04                             7,465,118
         5,000,000    European Sovereign Investments,
                          Variable Rate, 6 mo. LIBOR + .40% (6.09%), due 1/20/99                              5,020,000
        14,000,000    First Chicago Master Trust II 95-0
                          Variable Rate, 1 mo. LIBOR + .23% (5.65%), due 2/15/04                             14,052,500
        15,000,000    First Deposit Master Trust Series 1996-1A,
                          Variable Rate, 1 mo. LIBOR + .17% (5.60%), due 8/15/07                             15,037,500
        13,500,000    First Union Master Credit Card Trust 96-1 Class A,
                          Variable Rate, 1 mo. LIBOR + .17% (5.65%), due 9/15/03                             13,536,450
         7,500,000    First USA Credit Card Master Trust 94-4 Class A,
                          Variable Rate, 1 mo. LIBOR + .37% (5.81%), due 8/15/03                              7,566,225
        10,050,000    Keycorp Student Loan Trust 94-B Certificates,
                          Variable Rate, 1 mo. LIBOR + .73% (6.11%), due 11/25/21                            10,050,000
        10,000,000    Keycorp Student Loan Trust 95-A Class B,
                          Variable Rate, 1 mo. LIBOR + .75% (6.19%), due 10/27/21                            10,000,000
        14,688,910    Keystone Auto Grantor Trust Series 1996-A Class A, 6.60% due 12/15/02 144A             14,872,521
         6,000,000    National Premier Finance 95-2, 6.21% due 6/01/99 144A                                   5,988,000
        14,000,000    National Premier Finance IX 96-1A, 7.20% due 7/01/00                                   14,224,000
         6,000,000    Navistar Financial Dealer Note Master Trust 95-1 Class A,
                          Variable Rate, 1 mo. LIBOR + .30% (5.74%), due 8/25/07                              6,046,875
         5,194,322    New York City Tax Lien Series 1996-1 Class B, 6.91% due 5/25/05 144A                    5,298,208
         3,500,000    Premier Auto Trust 94-4 Certificates, 6.85% due 5/02/99                                 3,533,110
         5,000,000    Premier Auto Trust 95-1 Certificates, 8.10% due 3/04/01                                 5,149,219
         6,652,034    Resolution Trust Corp 94-C1 Class A1,
                          Variable Rate, 1 mo. LIBOR + .45% (5.83%), due 6/25/26                              6,660,349
         3,290,448    Resolution Trust Corp 94-C1 Class A3,
                          Variable Rate, 1 mo. LIBOR + .55% (5.93%), due 6/25/26                              3,294,561
         2,637,000    SMS Student Loan Trust 94-B Certificates,
                          Variable Rate, 1 mo. LIBOR + .75% (6.42%), due 10/25/23                             2,637,000
         4,932,000    SMS Student Loan Trust 95-A Certificates,
                          Variable Rate, 1 mo. LIBOR + .65% (6.09%), due 4/25/25                              4,925,835
         5,888,000    Society Student Loan Trust 93-A Class B,
                          Variable Rate, 1 mo. LIBOR + .75% (6.56%), due 7/25/03                              5,897,200

              See accompanying notes to the financial statements.             1

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


      Par Value       Description                                                                         Value ($)
-----------------------------------------------------------------------------------------------------------------------
                      Asset Backed Securities - continued
  $      8,000,000    Student Loan Marketing Association Series 1996-2 Class A2,
                          Variable Rate, 3 mo. LIBOR +.71% (5.85%), due 7/27/09                               8,028,000
         3,089,148    UCFC Home Equity Loan 95-B2 Class A8,
                          Variable Rate, 1 mo. LIBOR + .45% (5.95%), due 10/10/26                             3,092,237
                                                                                                      ------------------
                                                                                                            235,368,928
                                                                                                      ------------------
                      Structured Notes - 6.1%
         2,900,000    Federal Home Loan Bank
                          Variable Rate, (10% - 6 mo. LIBOR)(4.25%), due 3/03/98                              2,842,000
         3,550,000    Federal Home Loan Bank,
                          Variable Rate, (10 YR CMT + 2.55% - 3 mo. LIBOR)(3.55%), due 7/28/98                3,345,875
         3,000,000    Federal Home Loan Bank, 4.90% due 2/23/98                                               2,992,500
         2,500,000    Federal National Mortgage Association,
                          Variable Rate, ((.50 x 10 YR CMT) + 1.50%)(4.69%), due 2/25/98                      2,462,500
         1,250,000    Federal National Mortgage Association,
                          Variable Rate, ((.50 x 2YR CMT) + 1.80%)(4.91%), due 3/10/98                        1,233,750
        22,500,000    Student Loan Marketing Association,
                          Variable Rate, (10.25% - 5YR DM SWAP)(4.84%), due 3/23/98                          22,027,500
                                                                                                      ------------------
                                                                                                             34,904,125
                                                                                                      ------------------
                      U.S. Government - 18.3%
        28,000,000    U.S. Treasury Bond, 6.25% due 8/15/23 (a)                                              25,672,500
        10,000,000    U.S. Treasury Inflation Indexed Note, 3.375% due 1/15/07                               10,025,000
        40,000,000    U.S. Treasury Note, 6.375% due 8/15/02                                                 39,950,000
        29,000,000    U.S. Treasury Note, 6.875% due 8/31/99 (a)                                             29,471,250
                                                                                                      ------------------
                                                                                                            105,118,750
                                                                                                      ------------------
                      U.S. Government Agency - 30.4%
         5,000,000    Agency for International Development Floater (Support of C.A.B.E.I.),
                          Variable Rate, 6 mo. U.S. Treasury Bill + .40% (5.63%), due 10/01/12                4,993,750
        25,000,000    Agency for International Development Floater (Support of Portugal),
                          Variable Rate, 6 mo. LIBOR (5.59%), due 1/01/21                                    24,773,438
        10,000,000    Agency for International Development Floater (Support of India),
                          Variable Rate, 3 mo. LIBOR + .10% (5.47%), due 2/01/27                             10,040,625
         9,000,000    Agency for International Development Floater (Support of Jamaica),
                          Variable Rate, 6 mo. LIBOR + .30% (5.58%), due 12/01/14                             9,028,125
        15,000,000    Agency for International Development Floater (Support of Morocco),
                          Variable Rate, 6 mo. LIBOR + .15% (5.57%), due 10/29/26                            15,051,563
        20,000,000    Agency for International Development Floater (Support of Morocco),
                          Variable Rate, 6 mo. LIBOR - .015% (5.66%), due 2/01/25                            19,587,500
        10,772,500    Agency for International Development Floater (Support of Sri Lanka),
                          Variable Rate, 6 mo. LIBOR + .20% (5.79%), due 6/15/12                             10,819,630
        10,500,000    Agency for International Development Floater (Support of Zimbabwe),
                          Variable Rate, 3 mo. U.S. Treasury Bill x 115% (5.09%), due 1/01/12                10,506,563
        10,500,000    Federal National Morgage Association Aces Series 96-M3 Class A2,
                          7.41% due 3/25/21                                                                  10,563,000
        20,000,000    Federal National Mortgage Association,  6.49% due 1/19/06                              19,379,100
         5,000,000    Federal National Mortgage Association,  6.73% due 11/04/02                              4,935,620


2              See accompanying notes to the financial statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


Par Value ($)/Shares  Description                                                                   Value ($)
-----------------------------------------------------------------------------------------------------------------------

                      U.S. Government Agency - continued
  $     15,000,000    Federal National Mortgage Association, 5.19% due 7/20/98                               14,838,930
  $     20,000,000    Small Business Administration, 7.35% due 08/01/06                                      20,270,000
                                                                                                      ------------------
                                                                                                            174,787,844
                                                                                                      ------------------

                      TOTAL DEBT OBLIGATIONS (Cost $550,334,117)                                            550,179,647
                                                                                                      ------------------

                      PREFERRED STOCK - 3.5%
            20,000    Home Ownership Funding 2 Preferred 144A 13.338%                                        19,844,025
                                                                                                      ------------------

                      TOTAL PREFERRED STOCK (Cost $20,016,160)                                               19,844,025
                                                                                                      ------------------

                      SHORT-TERM INVESTMENTS - 14.9%
                      Cash Equivalents - 14.8% (b)
        23,839,784    American AAdvantage Money Market Fund                                                  23,839,784
  $     25,562,761    Bank of Boston Eurodollar Time Deposit, 5.5375% due 3/3/97                             25,562,761
  $     23,000,000    Harris Bank and Trust Eurodollar Time Deposit, 5.375% due 3/3/97                       23,000,000
        12,500,000    Merrimac Cash Fund Premium Class                                                       12,500,000
                                                                                                      ------------------
                                                                                                             84,902,545
                                                                                                      ------------------
                      Repurchase Agreement - 0.1%
  $        489,061    Salomon Brothers Repurchase Agreement, dated 2/28/97,
                      due 3/3/97, with a maturity value of $489,258 and an
                      effective yield of 4.85% collateralized by U.S. Treasury
                      Obligations with rates ranging from 7.25% to 11.88%,
                      with maturity dates ranging from 11/15/03 to 5/15/20
                      and with an aggregate market value of $499,372.                                           489,061
                                                                                                      ------------------

                      TOTAL SHORT-TERM INVESTMENTS (Cost $85,391,606)                                        85,391,606
                                                                                                      ------------------
                      TOTAL INVESTMENTS - 114.1%
                      (Cost $655,741,883) * *                                                               655,415,278

                      Other Assets and Liabilities (net) -  (14.1)%                                         (80,922,638)
                                                                                                      ------------------
                      TOTAL NET ASSETS - 100.0%                                                      $      574,492,640
                                                                                                      ==================

              See accompanying notes to the financial statements.              3

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investment - continued
(showing percentage of total net assets)
February 28, 1997


--------------------------------------------------------------------------------
                      Notes to the Schedule of Investments:

                      CMT - Constant Maturity Treasury Index
                      DM SWAP - 5 Year Deutsche Mark Constant Maturity Swap Rate

                      (a) A portion of this security is held as collateral for open futures contracts.

                      (b) Represents investments of security lending collateral (Note 1).

                      Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 1997, which are subject to change based on the terms of the security.

                      144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                      ** The aggregate identified cost for federal income tax purposes is $655,741,883, resulting in gross unrealized appreciation and depreciation of $1,599,731 and $1,926,336, respectively, and net unrealized depreciation of $326,605.


               See accompanying notes to the financial statements.
4

   GMO Domestic Bond Fund
   (A Series of GMO Trust)


   Statement of Assets and Liabilities - February 28, 1997
   --------------------------------------------------------------------------------------------------------
   Assets:
      Investments, at value (cost $655,741,883)(Note 1)                                $       655,415,278
      Receivable for variation margin on open futures contracts (Notes 1 and 6)                    245,241
      Receivable for Fund shares sold                                                               50,000
      Interest receivable                                                                        5,007,628
      Receivable for expenses waived or borne by Manager (Note 2)                                  110,801
                                                                                         ------------------
         Total assets                                                                          660,828,948
                                                                                         ------------------

   Liabilities:
      Written options outstanding, at value (premiums $126,563) (Note 6)                           117,188
      Payable upon return of securities loaned (Note 1)                                         84,902,545
      Payable for Fund shares repurchased                                                        1,025,700
      Payable to affiliate for (Note 2):
         Management fee                                                                            111,028
         Shareholder service fee                                                                    67,004
      Accrued expenses                                                                             112,843
                                                                                         ------------------
         Total liabilities                                                                      86,336,308
                                                                                         ------------------

   Net assets                                                                          $       574,492,640
                                                                                         ==================
   Net assets consist of:
      Paid-in capital                                                                  $       571,604,845
      Accumulated undistributed net investment income                                            5,703,472
      Accumulated undistributed net realized loss                                                 (489,105)
      Net unrealized depreciation                                                               (2,326,572)
                                                                                         ------------------
                                                                                       $       574,492,640
                                                                                         ==================
   Net assets attributable to:
      Class I shares                                                                   $         3,630,253
                                                                                         ==================
      Class III shares                                                                 $       570,862,387
                                                                                         ==================
   Shares outstanding:
      Class I                                                                                      357,259
                                                                                         ==================
      Class III                                                                                 56,064,794
                                                                                         ==================
   Net asset value per share:
      Class I                                                                          $             10.16
                                                                                         ==================
      Class III                                                                        $             10.18
                                                                                         ==================


              See accompanying notes to the financial statements.              5

GMO Domestic Bond Fund
(A Series of GMO Trust)


   Statement of Operations - Year Ended February 28, 1997
   -----------------------------------------------------------------------------


   Investment income:
      Interest (including securities lending income of $88,959)                     $      28,485,759
                                                                                     -----------------

   Expenses:
      Management fee (Note 2)                                                               1,112,368
      Custodian and transfer agent fees                                                        77,433
      Registration fees                                                                        46,913
      Audit fees                                                                               44,446
      Legal fees                                                                               21,352
      Trustees fee (Note 2)                                                                     2,089
      Miscellaneous                                                                             3,025
      Fees waived or borne by Manager (Note 2)                                               (744,230)
                                                                                     -----------------
                                                                                              563,396
      Shareholder service fee (Note 2)
         Class I                                                                                2,058
         Class III                                                                            547,675
                                                                                     -----------------
         Net expenses                                                                       1,113,129
                                                                                     -----------------
            Net investment income                                                          27,372,630
                                                                                     -----------------

   Realized and unrealized gain (loss):
         Net realized gain (loss) on:
            Investments                                                                       709,323
            Closed futures contracts                                                          275,213
                                                                                     -----------------
              Net realized gain                                                               984,536
                                                                                     -----------------

         Change in net unrealized appreciation (depreciation) on:
            Investments                                                                    (2,238,873)
            Open futures contracts                                                           (951,144)
            Written options                                                                     9,375
                                                                                     -----------------
              Net unrealized loss                                                          (3,180,642)
                                                                                     -----------------


            Net realized and unrealized loss                                               (2,196,106)
                                                                                     -----------------

   Net increase in net assets resulting from operations                             $      25,176,524
                                                                                     =================

              See accompanying notes to the financial statements.
6

   GMO Domestic Bond Fund
   (A Series of GMO Trust)


   Statement of Changes in Net Assets
   ---------------------------------------------------------------------------------------------------------

                                                                                    Year Ended
                                                                      February 28, 1997     February 29, 1996
                                                                      -----------------     -----------------
  Increase (decrease) in net assets:
   Operations:
      Net investment income                                          $      27,372,630     $      18,427,858
      Net realized gain                                                        984,536            14,899,226
      Change in net unrealized appreciation (depreciation)                  (3,180,642)           (1,699,294)
                                                                      -----------------     -----------------
      Net increase in net assets resulting from operations                  25,176,524            31,627,790
                                                                      -----------------     -----------------

   Distributions to shareholders from:
      Net investment income
           Class I                                                             (17,070)             -
           Class III                                                       (25,071,527)          (16,310,249)
                                                                      -----------------     -----------------
           Total distributions from net investment income                  (25,088,597)          (16,310,249)
                                                                      -----------------     -----------------
      Net realized gains
           Class I                                                              (1,958)             -
           Class III                                                        (3,491,659)          (11,149,215)
                                                                      -----------------     -----------------
           Total distributions from net realized gains                      (3,493,617)          (11,149,215)
                                                                      -----------------     -----------------
      In excess of net realized gains
           Class I                                                                (878)             -
           Class III                                                        (1,566,602)             -
                                                                      -----------------     -----------------
           Total distributions in excess of net realized gains              (1,567,480)             -
                                                                      -----------------     -----------------
                                                                           (30,149,694)          (27,459,464)
                                                                      -----------------     -----------------
   Net share transactions:  (Note 5)
           Class I                                                           3,600,624              -
           Class III                                                       264,915,841            97,403,771
                                                                      -----------------     -----------------
      Net increase in net assets resulting
           from net share transactions                                     268,516,465            97,403,771
                                                                      -----------------     -----------------

      Total increase in net assets                                         263,543,295           101,572,097

   Net assets:
      Beginning of period                                                  310,949,345           209,377,248
                                                                      -----------------     -----------------
      End of period (including accumulated undistributed
          net investment income of $5,703,472 and
          $3,439,616, respectively)                                  $     574,492,640     $     310,949,345
                                                                      =================     =================

             See accompanying notes to the financial statements.               7

GMO Domestic Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout the period)
--------------------------------------------------------------------------------


                                                   Period from September 10, 1996
                                                    (commencement of operations)
                                                          February 28, 1997
                                                   ------------------------------
   Net asset value, beginning of period                      $      10.01
                                                               ----------

   Income from investment operations:
      Net investment income                                          0.36
      Net realized and unrealized gain                               0.13
                                                               ----------
         Total from investment operations                            0.49
                                                               ----------

   Less distributions to shareholders:
      From net investment income                                    (0.29)
      From net realized gains                                       (0.03)
      In excess of net realized gains                               (0.02)
                                                               ----------
         Total distributions                                        (0.34)
                                                               ----------

   Net asset value, end of period                            $      10.16
                                                               ==========

   Total Return (a)                                                 4.93%


   Ratios/Supplemental Data:

      Net assets, end of period (000's)                      $      3,630
      Net expenses to average
         daily net assets                                           0.38%*
      Net investment income to average
         daily net assets                                           5.83%*
      Portfolio turnover rate                                         25%
      Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amount:                                       $       0.01

      *      Annualized.
      (a) The total return would have been lower had certain expenses not been waived during the period shown.

8            See accompanying notes to the financial statements.

   GMO Domestic Bond Fund
   (A Series of GMO Trust)


Financial Highlights
(For a Class III share outstanding throughout each period)
-------------------------------------------------------------------------------------------

                                                           Year Ended February 28/29,
                                                    ---------------------------------------
                                                        1997           1996          1995*
                                                    -----------    ----------    ----------

   Net asset value, beginning of period           $       10.40   $     10.13   $     10.00
                                                    -----------    ----------    ----------

   Income from investment operations:
    Net investment income                                  0.58          0.66          0.24
    Net realized and unrealized gain (loss)               (0.09)         0.58          0.07
                                                    -----------    ----------    ----------
       Total from investment operations                    0.49          1.24          0.31
                                                    -----------    ----------    ----------

   Less distributions to shareholders:
    From net investment income                            (0.60)        (0.60)        (0.18)
    From net realized gains                               (0.08)        (0.37)         0.00
    In excess of net realized gains                       (0.03)
                                                    -----------    ----------    ----------
       Total distributions                                (0.71)        (0.97)        (0.18)
                                                    -----------    ----------    ----------

   Net asset value, end of period                 $       10.18   $     10.40   $     10.13
                                                    ===========    ==========    ==========

   Total Return (a)                                       4.93%        12.50%         3.16%


   Ratios/Supplemental Data:

    Net assets, end of period (000's)              $    570,862   $   310,949   $   209,377
    Net expenses to average
       daily net assets                                   0.25%         0.25%         0.25%**
    Net investment income to average
       daily net assets                                   6.15%         6.52%         6.96%**
    Portfolio turnover rate                                 25%           70%           65%
    Fees and expenses voluntarily waived or borne by
       the Manager consisted of the following per
       share amounts:                              $       0.02   $      0.01   $      0.01

    * For the period from August 18, 1994 (commencement of operations) to February 28, 1995.
    **    Annualized
    (a) The total returns would have been lower had certain expenses not been waived during the periods shown.

             See accompanying notes to the financial statements.              9

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------

1.  Significant accounting policies

    The GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

    The Fund seeks high total return through investment in U.S. government securities and other investment grade bonds denominated in U.S. dollars while generally maintaining a portfolio duration of approximately four to six years (excluding short-term investments).

    On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

    The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    Portfolio valuation
    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

    Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

    Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. At February 28, 1997, the total value of these securities represented 13% of net assets. These prices may differ from the value that would have been used had a broader market for the securities existed.

    Futures contracts
    The Fund may use futures contracts to manage its exposure to the bond markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instruments or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

    Options
    The Fund may write call and put options on securities it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for a summary of open written option contracts as of February 28, 1997.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

    Repurchase agreements
    The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults, the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

    Indexed securities
    The Fund may also invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

    Security lending
    The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $81,979,254, collateralized by cash in the amount of $84,902,545, which was invested in short-term instruments.

    Taxes
    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

    Distributions to shareholders
    The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to wash sales.

    The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

         Undistributed Net        Accumulated Net Realized
         Investment Income              Gain/(Loss)            Paid-in Capital
    ---------------------------   ------------------------   ------------------
            ($20,177)                     $20,179                   ($2)

    Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

    Security transactions and related investment income
    Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

    Allocation of operating activity
    The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

2.  Fees and other transactions with affiliates

    GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

    GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .10% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .25%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

    The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $2,089. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.  Purchases and sales of securities

    For the year ended February 28, 1997, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                       Purchases        Proceeds
                                                    ---------------  ---------------
     U.S. Government securities                    $   195,887,179  $    57,640,000

     Investments (non-U.S. Government securities)      188,897,202       50,949,578

4.  Principal shareholders

    At February 28, 1997, 100% of the outstanding Class I shares of the Fund were held by three shareholders and 63% of the oustanding Class III shares of the Fund were held by three shareholders, each holding in excess of 10% of the outstanding shares of the respective class.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

5.  Share transactions

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    Period from September 10, 1996
                                                     (commencement of operations)
                                                         to February 28, 1997
                                              -----------------------------------------
    Class I:                                        Shares                 Amount
                                              ------------------       ----------------
    Shares sold                                         385,608       $      3,888,618

    Shares issued to shareholders in                      1,967                 19,906
      reinvestment of distributions                     (30,316)              (307,900)
    Shares repurchased                        -------------------      ----------------
                                                         357,259      $      3,600,624
    Net increase                              ===================      ================



                                     Year Ended                            Year Ended
                                  February 28, 1997                     February 29, 1996
                         -----------------------------------    ----------------------------------
    Class III:                Shares             Amount             Shares             Amount
                         ----------------    ---------------    --------------     ---------------
    Shares sold               26,591,731    $   269,419,204        10,635,774     $   112,856,301

    Shares issued to
    shareholders in
    reinvestment
    of distributions           2,531,335         25,549,376         2,246,492          23,494,050

    Shares
    repurchased               (2,947,048)       (30,052,739)       (3,664,474)        (38,946,580)
                         ----------------    ---------------    --------------     ---------------
    Net increase              26,176,018    $   264,915,841         9,217,792     $    97,403,771
                         ================    ===============    ==============     ===============

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

6.  Financial instruments

    A summary of outstanding financial instruments at February 28, 1997 is as follows:

    Long futures contracts

     Number
      of                                                                       Net Unrealized
   Contracts                Type              Expiration Date  Contract Value   Depreciation
---------------   --------------------------  --------------- ---------------- --------------
       638        U.S. Treasury Bond            June 1997    $    70,459,125  $     (539,784)
       989        U.S. Treasury Note 10 Yr      June 1997        106,502,937        (784,198)
       721        U.S. Treasury Note 5 Yr       June 1997         76,257,016        (685,360)
                                                                               --------------
                                                                               $  (2,009,342)
                                                                               ==============

    At February 28, 1997, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.

Written put option transaction

                                         Principal
                                          Amount
                                       of Contracts
                                      (000's omitted)   Premiums
                                      ---------------  ----------
    Outstanding, beginning of period                - $         -
    Option written                             30,000     126,563

    Option exercised                                -           -

    Option expired                                  -           -
                                      ---------------  -----------
    Outstanding, end of period                 30,000 $    126,563
                                      ===============  ===========

    Summary of written options outstanding

                                         Principal
                                           Amount
                                        of Contracts
                                      (000's omitted)    Exercise Price   Expiration Date     Value
                                     -----------------  ---------------   ---------------  -----------
    U.S. Treasury Note                    30,000        $     100.42          3/7/97      $  117,188
                                                                                           ===========

GMO Domestic Bond Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (Unaudited)

--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 14.18% of distributions as net capital gain dividends.

The Fund has also elected to defer to March 1, 1997 post-October losses of $2,498,230.

GMO Domestic Bond Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the Domestic Bond Fund returned 4.9% for the fiscal year ended February 28, 1997, as compared to 4.6% for the Lehman Brothers Government Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in high-quality, domestic fixed income instruments throughout the period.

The Fund was able to add 0.4% to the return of the benchmark in spite of an across-the-board rise in U.S. interest rates during the fiscal year. Because the policy of the Fund is to match approximately the duration, or maturity risk, of the benchmark, the shift in rates did not impact adversely its relative performance. Of course the higher rate environment meant that the total return of the Fund was reduced.

During the year the majority of the Fund's assets were invested in U.S. agency and asset-backed securities. These higher-yielding alternatives to U.S. Treasury securities enabled the Fund to outperform its benchmark. Because these issues tend to have short effective maturities, U.S. Treasury interest rate futures were used to maintain the Fund's interest rate exposure near that of the benchmark.

At the fiscal year end approximately 41% of the Fund was invested in highly-rated, floating rate, asset-backed securities. These included issues backed by auto, truck, credit card and health care receivables. Also, approximately 30% of the Fund was invested in U.S. government agency issues which offered higher yields than similar maturity U.S. Treasury securities.

GMO believes that asset-backed securities will continue to offer attractive opportunities to enhance the yield of the Fund. The maturity exposure of the fund is managed to approximate that of the U.S. treasury market. As such, the Fund will remain exposed to capital changes resulting from shifts in U.S. interest rates.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Domestic Bond Fund Class III Shares and the
Lehman Brothers Government Bond Index
As of February 28, 1997

Average Annual Total Return

                                              Since
                                            Inception
                1 Year        5 Year         08/18/94
Class III        4.9%          n/a             8.1%

                                             09/10/96
Class I          n/a           n/a             4.9%

                    [LINE GRAPH APPEARS HERE]


          Date          GMO Domestic Bond Fund     Lehman Brothers Government Bond Index
        08/18/94                10,000                           10,000
        02/28/95                10,315                           10,366
        02/29/96                11,604                           11,620
        02/28/97                12,176                           12,149

Performance shown in net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that and investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class I shares may be different due to higher shareholder service fees. Class II shares have not commenced operations. Past performance in not indicative of future performance. Information is unaudited.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Currency Hedged International Bond Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the relaed statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibitity of the Trust's management; our responsibilty is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 22, 1997

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1997

         Par Value     Description                                                                    Value ($)
-------------------------------------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS - 84.7%
                       Argentina - 0.2%
USD         1,000,000  Republic of Argentina Bocon Pro 1, PIK,
                             Variable Rate, 1 mo. Peso Deposit Rate (3.22%), due 4/01/07                 1,030,000
                                                                                                   ----------------
                       Australia - 1.0%
GBP         2,700,000  Commonwealth Bank Australia Series EMTN, 8.125% due 12/07/06                      4,526,189
                                                                                                   ----------------
                       Austria - 0.9%
SEK        25,000,000  Oesterreich Kontrollbank, 9.25% due 7/15/99                                       3,642,256
ATS         7,030,000  Republic of Austria, 7.00% due 2/14/00                                              639,796
                                                                                                   ----------------
                                                                                                         4,282,052
                                                                                                   ----------------
                       Brazil - 0.7%
USD         3,906,139  Brazil Capitalization Bond, PIK, 8.00% due 4/15/14                                3,093,174
                                                                                                   ----------------
                       Bulgaria - 0.1%
USD         1,000,000  Bulgaria FLIRB Series B,
                             Variable Rate, Step up (2.75%), due 7/28/12                                   452,500
                                                                                                   ----------------
                       Canada - 3.6%
CAD         8,000,000  Government of Canada Real Return, 4.25% due 12/1/21                               6,435,467
CAD         5,000,000  Government of Canada Real Return, 4.25% due 12/1/26                               3,806,570
CAD         3,000,000  Government of Canada, 10.25% due 3/15/14                                          2,921,867
CAD         5,000,000  Province of Quebec, 7.50% due 12/1/03                                             3,892,018
                                                                                                   ----------------
                                                                                                        17,055,922
                                                                                                   ----------------
                       Cayman Islands - 1.3%
CAD         8,000,000  Government of Canada (Cayman), 7.25% due 6/01/08                                  6,007,755
                                                                                                   ----------------
                       Denmark - 5.8%
DKK       113,800,000  Kingdom of Denmark Bullet, 7.00% due 12/15/04                                    18,754,921
DKK        48,800,000  Kingdom of Denmark, 8.00% due 11/15/01                                            8,476,711
                                                                                                   ----------------
                                                                                                        27,231,632
                                                                                                   ----------------
                       Ecuador - 0.3%
USD         2,000,000  Republic of Ecuador Par Bond,
                             Variable Rate, Step up (3.25%), due 2/28/25                                   900,000
USD           515,599  Republic of Ecuador PDI (Registered), PIK,
                             Variable Rate, 6 mo. LIBOR + .81% (6.44%), due 2/27/15                        319,672
                                                                                                   ----------------
                                                                                                         1,219,672
                                                                                                   ----------------
                       France - 10.1%
FRF        21,000,000  Auxiliare Credit Foncier, 10.00% due 4/20/01                                      4,408,404
FRF        30,000,000  Auxiliare Credit Foncier, 6.25% due 3/28/03                                       5,565,794
SEK        30,000,000  Credit Foncier, 6.50% due 2/22/99                                                 4,101,039
ECU        15,000,000  Government of France, 8.25% due 4/25/22                                          20,320,286
ECU        10,000,000  Societe Nationale des Chemins de Fer, 9.38% due 3/12/01                          13,265,230
                                                                                                   ----------------
                                                                                                        47,660,753
                                                                                                   ----------------

                See accompanying notes to financial statements.                1

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

         Par Value     Description                                                                    Value ($)
-------------------------------------------------------------------------------------------------------------------
                       Germany - 1.2%
ESP       320,000,000  Deutsche Ausgleichsbank, 8.60% due 5/22/03                                        2,427,625
GBP         2,000,000  Deutsche Pfandbriefe Bank, 6.50% due 12/31/98                                     3,235,265
                                                                                                   ----------------
                                                                                                         5,662,890
                                                                                                   ----------------
                       Greece - 0.8%
GRD     1,000,000,000  Hellenic Republic,
                             Variable Rate, 12 mo. GTB + 1.50% (14.20%), due 9/30/03                     3,932,457
                                                                                                   ----------------
                       Japan - 5.5%
GBP         5,300,000  Export Import Bank of Japan, 10.75% due 5/15/01                                   9,697,554
GBP         3,000,000  Japan Finance Corp Municipal Enterprises, 9.125% due 02/16/05                     5,337,452
GBP         6,000,000  Kobe City, 9.50% due 10/20/04                                                    10,895,157
                                                                                                   ----------------
                                                                                                        25,930,163
                                                                                                   ----------------
                       Jordan - 0.3%
USD         1,000,000  Hashemite Kingdom of Jordan Par Bond,
                             Variable Rate, Step up (4.00%), due 12/23/23 144A                             665,000
USD           947,368  Hashemite Kingdom of Jordan PDI,
                             Variable Rate, 6 mo. LIBOR + .81% (6.50%), due 12/23/05                       890,526
                                                                                                   ----------------
                                                                                                         1,555,526
                                                                                                   ----------------
                       Mexico - 2.1%
USD         2,500,000  Mexico Discount Bond Series A,
                             Variable Rate, 6 mo. LIBOR + .81% (6.45%), due 12/31/19                     2,290,625
FRF        54,500,000  Mexico Par Bond, 6.63% due 12/31/19                                               7,796,237
                                                                                                   ----------------
                                                                                                        10,086,862
                                                                                                   ----------------
                       New Zealand - 0.4%
NZD         2,700,000  New Zealand Index Linked Bond, 4.50% due 2/15/16                                  1,769,611
                                                                                                   ----------------
                       Spain - 2.6%
ESP       821,900,000  European Investment Bank, 10.35% due 12/20/05                                     6,923,225
ESP       500,000,000  Government of Spain, 10.25% due 11/30/98                                          3,725,846
ESP       180,000,000  Government of Spain, 10.90% due 8/30/03                                           1,526,892
                                                                                                   ----------------
                                                                                                        12,175,963
                                                                                                   ----------------
                       Supranational - 3.1%
JPY       440,000,000  Asian Development Bank, 5.00% due 2/5/03                                          4,260,005
SEK        15,000,000  International Finance Corp, 10.63% due 9/20/99                                    2,260,773
JPY       200,000,000  International Bank Recon and Development, 6.75% due 6/18/01                       2,020,880
GBP         3,000,000  International Bank Recon and Development, 11.50% due 11/09/03                     5,946,818
                                                                                                   ----------------
                                                                                                        14,488,476
                                                                                                   ----------------
                       Sweden - 6.9%
SEK        35,000,000  Government of Sweden Index Linked Bond, 4.00% due 12/1/20                         4,780,344
SEK        80,400,000  Kingdom of Sweden, 13.00% due 6/15/01                                            13,722,932
SEK        52,800,000  Kingdom of Sweden, 10.25% due 5/5/03                                              8,532,530
SEK        41,000,000  Kingdom of Sweden, 6.00% due 2/9/05                                               5,305,104
                                                                                                   ----------------
                                                                                                        32,340,910
                                                                                                   ----------------
                       United Kingdom - 1.8%
GBP         4,160,000  Guaranteed Export Financial Corp, 12.88% due 9/29/02                              8,460,045
                                                                                                   ----------------

2               See accompanying notes to financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

         Par Value     Description                                                                    Value ($)
-------------------------------------------------------------------------------------------------------------------
                       United States - 35.3%
                       Asset Backed Securities - 0.6%
USD         3,000,000  Augusta Funding VI Series 1996-A3, 7.375% due 4/15/13 144A                        2,973,715
USD         3,051,948  Banc One Student Loan Trust 1994-A Class A2,
                             Variable Rate, 1 mo. LIBOR + .30% (5.74%), due 10/25/16                     3,064,156
USD         5,000,000  Big Flower Receivables Master Trust 96-2 Class A,
                             Variable Rate, LIBOR + .25% (5.88%), due 4/15/03 144A                       5,006,250
USD         5,000,000  Bombardier Receivables Master Trust I 97-1 Class A
                             Variable Rate, 1 mo. LIBOR + .12% (5.56%), due 4/15/04                      5,007,031
USD         2,000,000  Discover Card Master Trust I 94-2 Class A,
                             Variable Rate, 1 mo. LIBOR + .35% (5.77%), due 10/16/04                     2,017,600
USD         2,000,000  Discover Card Master Trust I Series 1996-2A,
                             Variable Rate, 1 mo. LIBOR +.22% (5.64%), due 7/18/05                       2,004,000
USD        13,000,000  Eagle Pier Corp BV,
                             Variable Rate, 6 mo. LIBOR + .25% (6.00%), due 10/03/01                    13,065,000
USD         5,300,000  European Sovereign Investments,
                             Variable Rate, 3 mo. LIBOR + .10% (5.60%), due 7/28/99                      5,313,250
USD         5,000,000  First Deposit Master Trust Series 96-1A,
                             Variable Rate, 1 mo. LIBOR +.17% (5.60%), due 8/15/07                       5,012,500
USD         1,950,000  Keycorp Student Loan Trust 94-B Certificates,
                             Variable Rate, 1 mo. LIBOR + .73% (6.11%), due 11/25/21                     1,950,000
USD         8,661,448  Keystone Auto Grantor Trust Series 1996-A Class A, 6.60% due 12/15/02 144         8,769,716
USD        10,000,000  MBNA Master Credit Card Trust 94-C Class A,
                             Variable Rate, 1 mo. LIBOR + .25% (5.69%), due 3/15/04                     10,059,375
USD        12,000,000  MBNA Master Credit Card Trust 96-J Class A,
                             Variable Rate. 1 mo. LIBOR + .15% (5.57%), due 2/15/06                     12,030,000
USD         9,000,000  National Premier Finance 95-2, 6.21% due 6/01/99 144A                             8,982,000
USD         6,500,000  National Premier Finance IX 96-1A, 7.20% due 7/01/00                              6,604,000
USD        10,000,000  Navistar Financial Dealer Note Master Trust 90-A Class A3,
                             Variable Rate, 1 mo. LIBOR + .90% (6.28%), due 1/25/03                     10,137,500
USD         8,000,000  Navistar Financial Dealer Note Master Trust 95-1 Class A,
                             Variable Rate, 1 mo. LIBOR + .30% (5.74%), due 8/25/07                      8,062,500
USD         1,947,871  New York City Tax Lien Series 1996-1 Class B, 6.91% due 5/25/05 144A              1,986,828
USD         4,000,000  PARMA Food Corp BV,
                             Variable Rate, 3 mo. LIBOR + .25% (5.87%), due 12/20/00                     3,996,400
USD        10,000,000  Prudential Bank & Trust Master Trust Series 94-A Class A,
                             Variable Rate, 1 mo. LIBOR +.28% (5.66%), due 8/15/01                      10,037,500
USD         2,620,000  SMS Student Loan Trust 94-B Certificates,
                             Variable Rate, 1 mo. LIBOR + .75% (6.42%), due 10/25/23                     2,620,000
USD         5,000,000  Student Loan Marketing Association Series 1996-4 Class A2,
                             Variable Rate, 3 mo. LIBOR +.64% (5.76%), due 7/25/09                       5,021,875
USD         3,465,000  TMS Auto Grantor Trust Series 1996-1 Class CTFS, 7.10% due 12/20/02               3,556,823
                                                                                                   ----------------
                                                                                                       137,278,019
                                                                                                   ----------------
                       Structured Notes - 0.0%
USD         2,000,000  Bankers Trust Medium Term Note, 17.10% due 10/14/97 (b)                           2,271,000
                                                                                                   ----------------

                See accompanying notes to financial statements.                3

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

         Par Value     Description                                                                    Value ($)
-------------------------------------------------------------------------------------------------------------------
                       U.S. Government Agency - 5.5%
USD         1,700,000  Agency for International Development Floater (Support of Belize),
                             Variable Rate, 6 mo. U.S. Treasury Bill + .50% (5.73%), due 1/01/14         1,697,875
USD        16,666,667  Agency for International Development Floater (Support of India),
                             Variable Rate, 3 mo. U.S. Treasury Bill + .45% (5.56%), due 2/01/99        16,671,875
USD         5,000,000  Agency for International Development Floater (Support of India),
                             Variable Rate, 3 mo. LIBOR + .10% (5.47%), due 2/01/27                      5,020,313
USD         2,500,000  Agency for International Development Floater (Support of Zimbabwe),
                             Variable Rate, 3 mo. U.S. Treasury Bill * 115% (5.09%), due 1/01/12         2,501,563
                                                                                                   ----------------
                                                                                                        25,891,626
                                                                                                   ----------------

                       Total United States                                                             165,440,645
                                                                                                   ----------------
                       Venezuela - 0.7%
USD         2,000,000  Republic of Venezuela Discount Bond Series A,
                             Variable Rate, 6 mo. LIBOR + .81% (6.44%), due 3/31/20                      1,725,000
USD         2,000,000  Republic of Venezuela Discount Bond Series B,
                             Variable Rate, 6 mo. LIBOR + .81% (6.44%), due 3/31/20                      1,725,000
                                                                                                   ----------------
                                                                                                         3,450,000
                                                                                                   ----------------
                       TOTAL DEBT OBLIGATIONS (Cost $389,693,919)                                      397,853,197
                                                                                                   ----------------
                       LOAN PARTICIPATIONS - 1.0%
                       Russia - 1.0%
ECU         1,000,000  Russia Vnesheconombank Loan Agreement
                             (Participation with Bank of America)*                                       1,004,376
FRF        25,000,000  Russia Vnesheconombank Loan Agreement (Participation with Banque
                             Paribas, Chase Manhattan, Bank of America, Lehman Brothers and
                             J.P. Morgan)*                                                               3,834,053
                                                                                                   ----------------
                                                                                                         4,838,429
                                                                                                   ----------------
                       TOTAL LOAN PARTICIPATIONS (Cost $1,570,993)                                       4,838,429
                                                                                                   ----------------
      Principal Amount
      (000's omitted)  CALL OPTIONS PURCHASED - 2.4%
                       Cross Currency Options - 1.9%
DEM           269,300  DEM Call/BEF Put, Expires 4/11/97 Knock Out 20.50, Strike 20.50                   1,052,826
ECU           117,800  ECU Call/DEM Put, Expires 5/14/97 Knock Out 1.894, Strike 1.894                   2,965,503
ECU           210,500  ECU Call/DEM Put, Expires 6/13/97 Knock Out 1.9075, Strike 1.9075                 3,714,237
ECU           132,800  ECU Call/DEM Put, Expires 7/24/97 Knock Out 1.915, Strike 1.92                    1,389,148
                                                                                                   ----------------
                                                                                                         9,121,714
                                                                                                   ----------------
                       Options on Bonds - 0.4%
USD             8,500  Brazil Discount Z, Expires 4/25/97 Strike 73.00                                     754,375
SEK           230,000  Sweden Government Bond 1033, Expires 4/11/97 Strike 117.725                         894,774
                                                                                                   ----------------
                                                                                                         1,649,149
                                                                                                   ----------------
                       Options on Currency - 0.1%
USD            25,000  German Mark, Expires 2/9/98 Strike 1.61                                             637,500
                                                                                                   ----------------

                       TOTAL CALL OPTIONS PURCHASED (Cost $8,576,546)                                   11,408,363
                                                                                                   ----------------

4               See accompanying notes to financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

                       Description                                                                    Value ($)
-------------------------------------------------------------------------------------------------------------------
      Principal Amount
      (000's omitted)  PUT OPTIONS PURCHASED - 2.5%
                       Cross Currency Options - 0.4%
DEM           112,000  DEM Put/ITL Call, Expires 1/21/98 Strike 950.00                                     265,372
DEM           109,600  DEM Put/ITL Call, Expires 3/18/97 Strike 1025.00                                  1,460,727
                                                                                                   ----------------
                                                                                                         1,726,099
                                                                                                   ----------------
                       Options on Bonds - 0.0%
USD             1,500  Venezuela Discount Bond, Expires 7/10/97 Strike 88.25 less DCB offer                  4,935
                                                                                                   ----------------
                       Options on Currency - 2.1%
USD           108,400  French Franc, Expires 6/30/97 Strike 5.195                                        8,780,400
USD            25,000  German Mark, Expires 2/9/98 Strike 1.61                                           1,190,000
                                                                                                   ----------------
                                                                                                         9,970,400
                                                                                                   ----------------

                       TOTAL PUT OPTIONS PURCHASED (Cost $4,714,088)                                    11,701,434
                                                                                                   ----------------
           Shares      RIGHTS AND WARRANTS - 0.0%
                       Mexico - 0.0%
            7,221,000  Mexican Value Recovery Rights, Expires 6/30/03                                           -
                                                                                                   ----------------
                       Venezuela - 0.0%
               19,280  Republic of Venezuela Recovery Warrants,
                             Expires 4/15/20                                                                    -
                                                                                                   ----------------

                       TOTAL RIGHTS AND WARRANTS (Cost $0)                                                      -
                                                                                                   ----------------
         Par Value     SHORT-TERM INVESTMENTS - 5.2%
                       Repurchase Agreement - 4.0%
     $     18,848,183  Salomon Brothers Repurchase Agreement, dated 2/28/97, due 3/3/97 with a maturity value of $18,855,801 and an
                       effective yield of 4.85%, collateralized by U.S. Treasury
                       Obligations with rates ranging from 7.25% to 11.88%,
                       with maturity dates ranging from 11/15/03 to 5/15/20
                       and with an aggregate market value of $19,245,557.                               18,848,183
                                                                                                   ----------------
                       U.S. Government - 0.0%
            6,000,000  U.S. Treasury Bill, 5.56% due 1/08/98 (a)                                         5,725,278
                                                                                                   ----------------

                       TOTAL SHORT-TERM INVESTMENTS (Cost $24,529,663)                                  24,573,461
                                                                                                   ----------------

                See accompanying notes to financial statements.                5

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

-------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS - 95.8%
                  (Cost $429,085,209) * *                                                         450,374,884

                  Other Assets and Liabilities (net) -  4.2%                                       19,766,338
                                                                                              ----------------

                  TOTAL NET ASSETS - 100.0%                                                 $     470,141,222
                                                                                              ================

              Notes to the Schedule of Investments:

              DCB - Debt Conversion Bond

              FLIRB- Front Loaded Interest Reduction Bond

              GTB - Greek Treasury Bill

              PIK - Payment In Kind

              Knock Out - Option will expire if underlying security reaches knock out price.

              (a) All or a portion of this security is held as collateral for open futures.

              (b) Principal is linked to the value of the Brazilian Capitalization Bond and the Brazilian IDU Bond. Restricted as to public resale. At the date of aquisition, this security was valued at cost. There were no outstanding unrestricted securities of the same class as those held.

              144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

              Variable and step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 28, 1997, which are subject to change based on the terms of the security.

              *     Non-performing. Borrower not currently paying interest.

              ** The aggregate identified cost for federal income tax purposes is $429,103,531, resulting in gross unrealized appreciation and depreciation of $28,819,643 and $7,548,290, respectively, and net unrealized appreciation of $21,271,353.

              Currency Abbreviations

              ATS  -  Austrian Schilling            FRF  -  French Franc
              AUD  -  Australian Dollar             GBP  -  British Pound
              BEF  -  Belgian Franc                 GRD  -  Greek Drachma
              CAD  -  Canadian Dollar               ITL  -  Italian Lira
              CHF  -  Swiss Franc                   JPY  -  Japanese Yen
              DEM  -  German Mark                   NLG  -  Netherlands Guilder
              DKK  -  Danish Krone                  NZD  -  New Zealand Dollar
              ECU  -  European Currency Unit        SEK  -  Swedish Krona
              ESP  -  Spanish Peseta                USD  -  United States Dollar

6               See accompanying notes to the financial statements.

   GMO Currency Hedged International Bond Fund
   (A Series of GMO Trust)

   Statement of Assets and Liabilities - February 28, 1997
   -----------------------------------------------------------------------------

   Assets:
      Investments, at value (cost $429,085,209)(Note 1)                                $       450,374,884
      Foreign currency, at value (cost $6,640,717)(Note 1)                                       6,399,306
      Receivable for investments sold                                                               52,631
      Receivable for Fund shares sold                                                               17,973
      Interest receivable                                                                       10,057,130
      Receivable for open forward foreign currency contracts (Notes 1 and 6)                    42,289,271
      Receivable for expenses waived or borne by Manager (Note 2)                                  146,626
                                                                                         ------------------
         Total assets                                                                          509,337,821
                                                                                         ------------------

   Liabilities:
      Payable for investments purchased                                                         16,812,715
      Written options outstanding, at value (premiums $2,308,750)(Notes 1 and 6)                 2,065,000
      Payable to brokers for open futures contracts (Note 1)                                       921,292
      Payable for open forward foreign currency contracts (Notes 1 and 6)                       19,038,282
      Payable to affiliate for (Note 2):
         Management fee                                                                            181,094
         Shareholder service fee                                                                    54,443
      Accrued expenses                                                                             123,773
                                                                                         ------------------
         Total liabilities                                                                      39,196,599
                                                                                         ------------------


   Net assets                                                                          $       470,141,222
                                                                                         ==================

   Net assets consist of:
      Paid-in capital                                                                  $       413,604,897
      Distributions in excess of net investment income                                          (7,695,280)
      Accumulated undistributed net realized gains                                              21,692,673
      Net unrealized appreciation                                                               42,538,932
                                                                                         ==================
                                                                                       $       470,141,222
                                                                                         ==================

   Net assets attributable to:
      Class I shares                                                                   $         1,162,376
                                                                                         ==================
      Class III shares                                                                 $       468,978,846
                                                                                         ==================

   Shares outstanding:
      Class I                                                                                       95,601
                                                                                         ==================
      Class III                                                                                 38,558,577
                                                                                         ==================

   Net asset value per share:
      Class I                                                                          $             12.16
                                                                                         ==================
      Class III                                                                        $             12.16
                                                                                         ==================

              See accompanying notes to the financial statements.              7

   GMO Currency Hedged International Bond Fund
   (A Series of GMO Trust)

   Statement of Operations - Year Ended February 28, 1997
   -----------------------------------------------------------------------------

   Investment income:
      Interest (including securities lending income of $10,682)  $   25,865,143
                                                                   -------------

   Expenses:
      Management fee (Note 2)                                         1,782,864
      Custodian and transfer agent fees                                 223,676
      Audit fees                                                         70,098
      Registration fees                                                  34,204
      Legal fees                                                         16,444
      Trustees fee (Note 2)                                               1,571
      Miscellaneous                                                       2,782
      Fees waived or borne by Manager (Note 2)                       (1,149,683)
                                                                   -------------
                                                                        981,956
      Shareholder service fee (Note 2)
         Class I                                                            506
         Class III                                                      444,068
                                                                   -------------
         Net expenses                                                 1,426,530
                                                                   -------------
            Net investment income                                    24,438,613
                                                                   -------------

   Realized and unrealized gain (loss):
         Net realized gain (loss) on:
            Investments                                               9,316,751
            Closed futures contracts                                 15,320,444
            Written options                                           1,200,352
            Foreign currency, forward contracts and foreign
              currency related transactions                          11,702,212
                                                                   -------------
              Net realized gain                                      37,539,759
                                                                   -------------

         Change in net unrealized appreciation (depreciation) on:
            Investments                                              (1,035,032)
            Open futures contracts                                   (2,351,421)
            Written options                                            (912,920)
            Foreign currency, forward contracts and foreign
              currency related transactions                          24,298,924
                                                                   -------------
              Net unrealized gain                                    19,999,551
                                                                   -------------

            Net realized and unrealized gain                         57,539,310
                                                                   -------------

   Net increase in net assets resulting from operations          $   81,977,923
                                                                   =============

8             See accompanying notes to the financial statements.

   GMO Currency Hedged International Bond Fund
   (A Series of GMO Trust)

   Statement of Changes in Net Assets
   -----------------------------------------------------------------------------

                                                                                   Year Ended
                                                                     February 28, 1997     February 29, 1996
                                                                     -----------------     -----------------
   Increase (decrease) in net assets:
   Operations:
      Net investment income                                          $     24,438,613    $       19,875,362
      Net realized gain                                                    37,539,759            14,407,640
      Change in net unrealized appreciation (depreciation)                 19,999,551            23,912,792
                                                                     -----------------     -----------------
      Net increase in net assets resulting from operations                 81,977,923            58,195,794
                                                                     -----------------     -----------------

   Distributions to shareholders from:
      Net investment income
           Class III                                                      (20,376,190)          (19,852,732)
                                                                     -----------------     -----------------
      Net realized gains
           Class III                                                      (15,129,774)           (8,211,314)
                                                                     -----------------     -----------------
      In excess of net realized gains
           Class III                                                      (14,706,753)           (5,504,514)
                                                                     -----------------     -----------------
                                                                          (50,212,717)          (33,568,560)
                                                                     -----------------     -----------------

   Net share transactions:  (Note 5)
           Class I                                                          1,123,429              -
           Class III                                                      201,090,729           (27,129,814)
                                                                     -----------------     -----------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                                     202,214,158           (27,129,814)
                                                                     -----------------     -----------------

      Total increase (decrease) in net assets                             233,979,364            (2,502,580)

   Net assets:
      Beginning of period                                                 236,161,858           238,664,438
                                                                     -----------------     -----------------


      End of period (including distributions in excess of net
         investment income and accumulated undistributed net
         investment income of $7,695,280 and $2,213,016,
         respectively)                                               $    470,141,222      $    236,161,858
                                                                     =================     =================

         See accompanying notes to the financial statements.                 9

   GMO Currency Hedged International Bond Fund
   (A Series of GMO Trust)

   Financial Highlights
   (For a Class I share outstanding throughout the period)
   -----------------------------------------------------------------------------

                                                                    Period from January 2, 1997
                                                                    (commencement of operations)
                                                                        to February 28, 1997
                                                                    ----------------------------
   Net asset value, beginning of period                                    $        11.75
                                                                            --------------

   Income from investment operations:
      Net investment income                                                          0.11
      Net realized and unrealized gain                                               0.30
                                                                            --------------
         Total from investment operations                                            0.41
                                                                            --------------


   Net asset value, end of period                                          $        12.16
                                                                            ==============

   Total Return (a)                                                                  3.49%


   Ratios/Supplemental Data:

      Net assets, end of period (000's)                                    $        1,162
      Net expenses to average
         daily net assets                                                            0.53%*
      Net investment income to average
         daily net assets                                                            5.91%*
      Portfolio turnover rate                                                          90%
      Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                                    $         0.01

      *      Annualized.
      (a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.

10               See accompanying notes to the financial statements.

   GMO Currency Hedged International Bond Fund
   (A Series of GMO Trust)

   Financial Highlights
   (For a Class III share outstanding throughout each period)
   -----------------------------------------------------------------------------

                                                                       Year Ended February 28/29,
                                                            -----------------------------------------------
                                                                1997             1996            1995*
                                                            -----------      -----------      -----------
   Net asset value, beginning of period                    $      10.92     $      9.99      $     10.00
                                                            -----------      -----------      -----------

   Income from investment operations:
    Net investment income                                         0.66             1.05             0.24
    Net realized and unrealized gain (loss)                       2.07             1.62            (0.09)
                                                            -----------      -----------      -----------
       Total from investment operations                           2.73             2.67             0.15
                                                            -----------      -----------      -----------

   Less distributions to shareholders:
    From net investment income                                   (0.60)           (1.04)           (0.16)
    From net realized gains                                      (0.45)           (0.42)           -
    In excess of net realized gains                              (0.44)           (0.28)           -
                                                            -----------      -----------      -----------
       Total distributions                                       (1.49)           (1.74)           (0.16)
                                                            -----------      -----------      -----------

   Net asset value, end of period                          $     12.16      $     10.92      $      9.99
                                                            ===========      ===========      ===========

   Total Return (a)                                              25.57%           27.36%            1.49%


   Ratios/Supplemental Data:

    Net assets, end of period (000's)                      $   468,979      $   236,162      $   238,664
    Net expenses to average
       daily net assets                                           0.40%            0.40%            0.40%**
    Net investment income to average
       daily net assets                                           6.86%            8.54%            8.46%**
    Portfolio turnover rate                                         90%              85%              64%
    Fees and expenses voluntarily waived or borne by
       the Manager consisted of the following per
       share amounts:                                      $      0.03      $      0.03      $      0.01

    * Period from September 30, 1994 (commencement of operations) to February 28, 1995.
    **    Annualized.
    (a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.


          See accompanying notes to the financial statements.                 11

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------
1.   Significant accounting policies

     The GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks high total return by investing primarily in investment grade bonds denominated in various currencies including U.S. dollars and multicurrency units, while generally attempting to hedge substantially all of its foreign currency risk. The Fund generally seeks to provide a total return greater than that provided by the international fixed income securities market.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------

     Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts
     The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Forward currency contracts
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1997.

     Options
     The Fund may write call and put options on securities it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
     (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for all open written option contracts as of February 28, 1997.

     The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Loan agreements
     The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

     Indexed securities
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     Repurchase agreements
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     Security lending
     The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 1997 there were no securities on loan.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions and redemptions in-kind. Gains resulting from such in-kind transactions amounted to $8,750.

     The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

          Undistributed Net         Accumulated Net Realized
          Investment Income               Gain/(Loss)               Paid-in Capital
     ----------------------------   ------------------------   --------------------------
            ($13,970,719)                  $13,961,969                  $8,750

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Security transactions and related investment income
     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .15% of the amount invested. Effective June 1, 1996, the Manager will reduce such premium only when any portion of a purchase is offset by a corresponding redemption occurring on the same day. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $335,528 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .25% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .40%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $1,571. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     For the year ended February 28, 1997, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                Purchases                    Proceeds
                                                           ---------------------        --------------------
      U.S. Government securities                         $          30,890,844        $          -

      Investments (non-U.S. Government securities)                 438,530,104              285,791,453

 4.  Principal shareholders

     At February 28, 1997, 100% of the outstanding Class I shares of the Fund were held by one shareholder and 41% of the outstanding Class III shares of the Fund were held by one shareholder.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
5.  Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                 Period from January 2, 1997
                                                                                 (commencement of operations)
                                                                                       to February 28, 1997
                                                                   ---------------------------------------------------------
    Class I:                                                               Shares                           Amount
                                                                   ------------------------        -------------------------
    Shares sold                                                                     95,601       $                1,123,429
    Shares issued to shareholders in reinvestment
     of distributions                                                               -                                -
    Shares repurchased                                                              -                                -
                                                                   ------------------------        -------------------------
    Net increase                                                                    95,601       $                1,123,429
                                                                   ========================        =========================

                                                    Year Ended                                   Year Ended
                                                February 28, 1997                            February 29, 1996
                                   ---------------------------------------------  -----------------------------------------
    Class III:                           Shares                  Amount                Shares                Amount
                                   -------------------    ----------------------  -----------------    --------------------
    Shares sold                            20,865,195   $           251,713,393          9,674,966   $         108,698,337
    Shares issued to shareholders
    in reinvestment of
    distributions
                                            3,723,568                43,606,382          2,519,953              26,923,624
    Shares repurchased                     (7,658,494)              (94,229,046)       (14,452,061)           (162,751,775)
                                   -------------------    ----------------------  -----------------    --------------------
    Net increase/(decrease)                16,930,269   $           201,090,729         (2,257,142)  $         (27,129,814)
                                   ===================    ======================  =================    ====================

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
6.  Financial instruments

     A summary of outstanding financial instruments at February 28, 1997 is as follows:

     Forward currency contracts

                                                                                                               Net Unrealized
           Settlement                                           Units of                                        Appreciation
              Date                 Deliver/Receive              Currency                Value                  (Depreciation)
        -----------------   ----------------------------   -------------------   --------------------        ------------------
              Buys
              4/24/97                   CAD                        21,600,000  $          15,861,651      $          (196,873)
               3/7/97                   DEM                       364,600,000            216,061,652              (11,548,149)
              3/20/97                   DEM                        44,400,000             26,332,230               (2,683,899)
              4/18/97                   GBP                        10,900,000             17,766,924                  151,559
              3/20/97                   ITL                    34,808,928,000             20,573,625               (2,006,368)
              3/27/97                   ITL                     8,702,232,000              5,141,364                 (503,634)
              4/10/97                   JPY                     6,210,000,000             51,760,057                  337,854
                                                                                                             ------------------
                                                                                                          $       (16,449,510)
                                                                                                             ==================
             Sales
            5/23/97                     AUD                        23,600,000  $          18,299,395      $          (252,475)
            4/24/97                     CAD                        80,000,000             58,746,856                1,051,028
             3/7/97                     DEM                       477,200,000            282,788,317               29,610,176
            3/20/97                     DEM                        42,000,000             24,908,866                3,316,125
            4/18/97                     GBP                        52,200,000             85,085,635                2,581,257
            3/20/97                     ITL                    44,478,536,000             26,288,794                2,727,336
            4/10/97                     JPY                     6,860,000,000             51,177,777                2,051,348
            3/21/97                     NZD                         2,563,879              1,771,448                   29,165
                                                                                                             ------------------
                                                                                                          $        41,113,960
                                                                                                             ==================

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
         Forward cross currency contracts

                                                                                                                Net
                                                                                                             Unrealized
          Settlement                                                                                         Appreciation
          Date                  Deliver/Units of Currency                Receive/In Exchange for            (Depreciation)
          --------------   ------------------------------------    ------------------------------------    ----------------
             4/15/97       BEF                      90,704,680     DEM                       4,400,000    $         2,610
             3/14/97       DEM                      39,900,000     NLG                      44,855,580             (9,811)
             3/20/97       DEM                      22,200,000     ITL                  22,012,224,000           (155,911)
             4/25/97       DEM                      19,200,000     FRF                      64,790,360             (1,214)
             4/28/97       DEM                     498,163,659     ECU                     257,100,000            (26,904)
             5/5/97        DEM                      41,000,000     CHF                      35,475,250           (167,372)
             5/7/97        DEM                      44,700,000     SEK                     198,030,790           (116,114)
             7/23/97       DEM                      32,900,000     ESP                   2,786,022,900           (276,433)
             5/6/97        DKK                     262,045,140     DEM                      68,600,000            (24,929)
             4/28/97       ECU                     101,800,000     DEM                     197,212,050            (12,108)
             7/23/97       ESP                     846,500,000     DEM                      10,000,000             86,219
             4/25/97       FRF                     263,369,000     DEM                      78,000,000            (22,925)
             3/20/97       ITL                  43,290,288,000     DEM                      43,400,000            152,675
             3/14/97       NLG                     136,620,299     DEM                     121,800,000            191,919
             5/7/97        SEK                     726,346,250     DEM                     161,500,000         (1,033,163)
                                                                                                           ----------------
                                                                                                        $      (1,413,461)
                                                                                                           ================

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Futures contracts

                                                                                                              Net Unrealized
     Number of                                                                               Contract          Appreciation
     Contracts                         Type                       Expiration Date             Value           (Depreciation)
     -------------- ----------------------------------------- -----------------------   -----------------   -------------------
      Buys
          136         Australian Government Bond 3 Year             March 1997        $       12,392,016  $           (52,312)
          262         Australian Government Bond 10 Year            March 1997                27,040,464             (578,244)
          253         Canadian Government Bond                       June 1997                21,594,353             (206,747)
           69         German Government Bond                         June 1997                10,449,282              (15,874)
          199         Italian Government Bond 10 Year                June 1997                30,179,725             (602,940)
           11         Japanese Government Bond                       June 1997                11,281,397                5,835
          174         MATIF ECU Bond                                March 1997                21,048,513              382,890
          105         MATIF ECU Bond                                 June 1997                11,613,188              (55,573)
          359         U.K. Gilt                                     March 1997                33,422,760              575,584
          370         U.K. Gilt                                      June 1997                33,666,756             (275,024)
                                                                                                            -------------------
                                                                                                          $          (822,405)
                                                                                                            ===================
     Sales
          120         Euro Dollar                               September 1997        $       28,200,000  $            92,100
          159         MATIF FRF Bond                                March 1997                20,322,758             (623,834)
          262         MATIF FRF Bond                                 June 1997                30,151,077              (43,993)
          234         Spanish Government Bond 10 Year                June 1997                18,380,476              345,636
          133         Swiss Government Bond                         March 1997                12,372,093             (606,877)
           27         Swiss Government Bond                          June 1997                 2,205,418               (6,561)
           46         U.S. Treasury Bond                             June 1997                 5,080,125               93,093
           39         U.S. Treasury Note 5 Year                      June 1997                 4,124,859               24,192
            5         U.S. Treasury Note 10 Year                    March 1997                   541,719                3,556
           13         U.S. Treasury Note 10 Year                     June 1997                 1,399,938                1,403
           60         U.S. Treasury Bill  90 Day                     June 1997                14,215,500               18,325
                                                                                                            -------------------
                                                                                                          $          (702,960)
                                                                                                            ===================

     At February 28, 1997, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Written option transactions

                                                             Puts                                       Calls
                                               Principal                                 Principal
                                               Amount of                                 Amount of
                                               Contracts                                 Contracts
                                             (000's omitted)        Premiums           (000's omitted)           Premiums
                                            ------------------   --------------      --------------------   -------------------
      Outstanding, beginning of period                 12,000  $       606,000                 3,022,000  $          1,095,890
      Options written                                  25,000        1,243,750                 3,725,000             1,169,463
      Options exercised                               (12,000)        (606,000)                      -                     -
      Options expired                                     -                -                  (6,722,000)           (1,200,353)
                                            ------------------   --------------      --------------------   -------------------
      Outstanding, end of period                       25,000  $     1,243,750                    25,000  $          1,065,000
                                            ==================   ==============      ====================   ===================


     Summary of written options outstanding

                                             Principal Amount of
                                                  Contracts                                  Expiration
                                               (000's omitted)          Exercise Price          Date              Value
                                            -----------------------   -------------------   --------------    ---------------
     Calls
     Japanese Yen Call                            25,000 JPY              117.00 JPY          02/09/98      $      1,240,000

     Puts
     Japanese Yen Put                             25,000 JPY              117.00 JPY          02/09/98               825,000
                                                                                                              ---------------
                                                                                                            $      2,065,000
                                                                                                              ===============


     See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (unaudited)
--------------------------------------------------------------------------------
For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 10.74% of distributions as net capital gain dividends.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. since 1993.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the Currency Hedged International Bond Fund returned 25.6% for the fiscal year ended February 28, 1997, compared to 14.3% for the J.P. Morgan Non-U.S. Government Bond Index (Hedged). Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic fixed income instruments throughout the period.

The past year was an exceptional period for the Fund. It outperformed its benchmark by 11.3% by following a variety of successful strategies. During the year bond market selection, currency selection and the decision to include emerging country debt added value above the benchmark return in each quarter. Although foreign interest rates generally declined during the year, the strength of the U.S. dollar meant that many foreign bond markets performed poorly. This was especially true in Japan, the second largest bond market in the world, where the bond market produced a total return (in U.S. dollars) of -5.1% for the twelve months ended February 28, 1997. The Fund was significantly underweight in the Japanese market throughout the year and overweight in many of the high yielding bond markets. The bond markets in Italy, Spain and Sweden rose strongly on increased confidence in European Monetary Union (EMU). The Fund was overweight in the U.K. pound, one of the few currencies to outperform the U.S. dollar. Because the fund hedged much of its non-U.S. dollar currency exposure according to its investment policy, it benefited significantly from the dollar's strength.

During the year the Fund held a position in emerging country sovereign debt, emphasizing undervalued issues. The strong bull market resulting from improved country fundamentals and renewed investor confidence produced index returns of more than 40% and helped the Fund exceed its benchmark's return.

Outlook
-------

The Fund is structured to benefit from outperformance in the Australian, Canadian, Danish, U.K., Swedish and emerging bond markets. We expect underperformance from the French, Japanese, Spanish and Swiss bond markets. Our strategy maintains a market duration in each country. Strong relative performance is expected from the U.K. pound, Dutch guilder, Italian lira,

Spanish peseta, Swiss franc and U.S. dollar. the Australian dollar, Belgian franc, Canadian dollar, French franc, Deutschemark and Swedish krona are expected to underperform.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Currency Hedged International Bond Fund Class III shares and the J.P. Morgan Non-U.S. Government Bond Hedged Index
As of February 28, 1997

                          Average Annual Total Return

                                                            Since
                        1 Year         5 Year             Inception
                                                          09/30/94
Class III               25.4%            n/a              22.1%

                                                          01/02/97
Class I                 n/a              n/a              3.3%


                           [LINE GRAPH APPEARS HERE]

  Date             GMO Currency Hedged International Bond Fund         J.P. Morgan Non-U.S. Government Bond Hedged Index
09/30/94                            9,985                                                  10,000
02/28/95                           10,134                                                  10,408
02/29/96                           12,906                                                  12,048
02/28/97                           16,207                                                  13,772

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class I shares may be different due to higher shareholder service fees. Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Currency Hedged International Core Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Core Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 17, 1997

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              STOCK AND EQUIVALENTS - 94.7%
              Australia - 4.6%
      11,400  Aberfoyle Ltd                                                                       33,802
      33,840  Adelaide Brighton Ltd                                                               48,593
      53,100  Advance Property Fund                                                               61,412
      13,900  Amalgamated Holdings Ltd                                                            64,196
     108,906  Amcor Ltd                                                                          716,838
     323,832  Australia and New Zealand Banking Group Ltd                                      2,020,922
      19,000  Australian Gas & Light                                                             108,691
     108,308  Australian National Industries Ltd                                                 120,218
     274,109  Boral Ltd                                                                          744,672
       8,376  Bougainville Copper Ltd *                                                            3,641
      25,800  Broken Hill Proprietary Ltd                                                        341,443
      23,900  BT Property Trust                                                                   31,908
     128,129  Burns Philp & Co Ltd                                                               198,907
      10,086  Caltex Australia Ltd                                                                34,055
       2,400  Capcount Property Trust                                                              1,639
      46,100  Capral Aluminum Ltd                                                                158,876
      22,900  Centaur Mining & Exploration Ltd *                                                  33,950
      21,600  Coca-Cola Amatil Ltd                                                               197,838
     344,598  Coles Myer Ltd                                                                   1,516,594
      35,757  Comalco Ltd                                                                        189,841
      35,088  Commonwealth Bank of Australia                                                     349,157
      28,824  Consolidated Rutile Ltd                                                             23,268
      37,336  Cortecs International Ltd *                                                        140,554
       2,100  Coventry Group Ltd                                                                   8,395
      29,700  CRA Ltd                                                                            444,741
      15,400  CSL Ltd                                                                             78,295
     332,663  CSR Ltd                                                                          1,174,869
      78,200  Cultus Petroleum *                                                                 128,682
       3,602  Dominion Mining Ltd Warrants 12/31/98 *                                              1,118
       7,205  Dominion Mining Ltd *                                                                4,977
      48,323  Email Ltd                                                                          152,659
      16,900  Emperor Mines Ltd *                                                                 29,515
      36,700  FAI Life Ltd                                                                        23,359
      12,200  Faulding (FH) & Co Ltd                                                              71,022
      34,690  Foodland Associated                                                                166,944
     593,357  Fosters Brewing Group Ltd                                                        1,238,916
      11,216  G E Crane Holdings Ltd                                                             101,859
     146,000  General Property Trust Units                                                       284,446
     383,426  Goodman Fielder Ltd                                                                464,280
      15,300  GWA International Ltd                                                               26,246
     138,331  Hardie (James) Industries Ltd                                                      397,278
      30,350  HIH Winterthur International Holdings                                               72,793
         800  Hills Motorway Group                                                                 1,149
       6,200  Holyman Ltd                                                                         25,198
      15,482  ICI Australia Ltd                                                                  146,609

              See accompanying notes to the financial statements.              1

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Australia - continued
       1,000  Jupiters Ltd                                                                         2,158
      19,200  KLZ Ltd                                                                             52,757
      20,566  Leighton Holdings                                                                   89,395
       2,100  Lend Lease Corp Ltd                                                                 38,403
      42,200  Macmahon Holdings                                                                   32,756
      48,599  Mayne Nickless Ltd                                                                 287,069
          55  Memtec Ltd                                                                           1,131
     245,943  MIM Holdings Ltd                                                                   341,713
      30,300  Mirvac Ltd                                                                          62,090
       9,786  Mount Leyshon Gold Mines                                                            16,863
      59,966  National Australia Bank Ltd                                                        754,970
       4,829  National Consolidated Ltd                                                            3,523
     624,803  News Corp Ltd                                                                    3,326,909
     342,883  News Corp Ltd Preferred 1.19%                                                    1,548,968
      24,115  Normandy Mining Ltd                                                                 33,318
     146,675  North Broken Hill Peko Ltd                                                         474,751
      26,823  Orbital Engine Corp *                                                               21,445
         600  Pacific BBA Ltd                                                                      2,003
     256,017  Pacific Dunlop Ltd                                                                 616,033
      82,070  Pasminco Ltd                                                                       152,887
     306,352  Pioneer International Ltd                                                          910,737
      22,874  PMP Communications Ltd                                                              57,703
      22,200  Portman Mining Ltd                                                                  45,836
       8,399  Publishing & Broadcasting Ltd                                                       42,050
      95,419  Qantas Airways Ltd                                                                 180,717
      12,600  QBE Insurance Group Ltd                                                             63,082
      71,035  QCT Resources Ltd                                                                   98,145
     108,999  QNI Ltd                                                                            225,049
      10,900  Reinsurance Australia                                                               37,057
      43,970  RGC Ltd                                                                            174,743
      48,069  Rothmans Holdings Ltd                                                              324,607
     235,522  Santos Ltd                                                                         848,249
      98,697  Schroders Property                                                                 182,329
      21,695  Sea World Property Trust                                                            28,627
       1,400  Seven Network Ltd                                                                    4,640
       6,000  Siddons Ramset Ltd                                                                  31,110
      18,351  Simsmetal Ltd                                                                      111,132
      37,329  Smith (Howard) Ltd                                                                 313,130
     115,797  Southcorp Holdings Ltd                                                             409,860
       5,500  St George Bank                                                                      32,872
      38,174  Stockland Trust Group                                                               98,077
      24,800  Tabcorp Holdings                                                                   113,766
      13,163  Ticor Ltd *                                                                         10,932
       8,800  Village Roadshow                                                                    29,166
       3,749  W H Soul Pattison & Co Ltd                                                         162,959
      66,664  Walker Corp                                                                         47,088

2             See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Australia - continued
     211,937  Western Mining Corp Holdings Ltd                                                 1,335,949
       7,300  Westfield Holdings                                                                 112,759
     184,925  Westfield Trust Units                                                              355,976
       5,741  Weston Foods Ltd                                                                    33,421
      78,450  Westpac Banking Corp                                                               444,518
      44,000  Westpac Property Trust                                                              60,792
      21,591  Wills (WD & HO) Holdings Ltd                                                        42,065
                                                                                         ----------------
                                                                                              27,012,650
                                                                                         ----------------
              Austria - 0.8%
         247  Austrian Airlines *                                                                 36,797
       1,472  Bank Austria AG (Participating Certificate)                                         43,363
       3,916  Bau Holding AG Preferred 2.42% (Non Voting)                                        187,870
       6,228  Brau Union AG                                                                      351,207
       8,150  Creditanstalt-Bankverein                                                           500,749
       6,328  Creditanstalt-Bankverein Preferred 1.65%                                           242,283
         446  EA-Generali AG                                                                     123,876
       3,040  EVN Energie-Versorgung Niederoesterreich AG                                        447,510
       1,186  Lenzing AG                                                                          57,098
       1,334  Leykam-Muerztaler Papier und Zellstoff AG                                           37,164
       5,178  OEMV AG                                                                            610,140
       2,009  Oesterreichische Brau Beteiligungs AG                                              123,436
      10,365  Oesterreichische Elektrizitaetswirtschafts AG                                      752,870
       6,404  Oesterreichische Laenderbank AG                                                    438,209
       3,982  Oesterreichische Laenderbank AG Preferred (Non Voting)                             139,758
       3,389  Radex-Heraklith AG                                                                 122,924
         352  RAS Versicherungs AG                                                                43,522
          51  Strabag Oesterreich AG                                                               2,966
         904  Wienerberger Baustoffindustrie AG                                                  164,119
                                                                                         ----------------
                                                                                               4,425,861
                                                                                         ----------------
              Canada - 3.9%
       8,098  Abitibi-Price Inc                                                                  133,594
       2,600  Agrium Inc *                                                                        35,665
      23,600  Air Canada Inc *                                                                   119,131
      10,000  Anderson Exploration Ltd *                                                         118,882
      10,600  BC Telecom Inc                                                                     231,868
      27,298  BCE Inc                                                                          1,326,057
       3,300  BCE Mobile Communications *                                                        105,019
         400  Biochem Pharma Inc *                                                                21,216
       2,100  Bombardier Inc Class A                                                              40,175
      40,700  Bombardier Inc Class B                                                             781,604
      14,900  Brascan Ltd Class A (Convertible)                                                  356,994
      33,000  CAE Industries Inc                                                                 275,221
       2,100  Cambior Inc                                                                         33,645
      20,094  Canadian Imperial Bank of Commerce                                                 974,638
       9,500  Canadian National Railway                                                          344,027
       1,200  Canadian Natural Resources *                                                        28,620

              See accompanying notes to the financial statements.              3

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Canada - continued
      34,400  Canadian Pacific Ltd                                                               845,592
      26,400  Canadian Tire Corp Class A                                                         480,913
       5,400  Canfor Corp                                                                         57,283
         400  Cinram Ltd                                                                          10,930
      24,289  Cominco Ltd                                                                        693,007
       7,800  Corel Corp *                                                                        50,786
       5,300  Co-Steel Inc                                                                        87,241
      17,200  Cott Corp *                                                                        169,244
      16,700  Dofasco Inc                                                                        302,381
       8,400  Dominion Textile Inc                                                                39,330
      47,182  Domtar Inc                                                                         429,743
      18,800  Donohue Inc Class A                                                                361,724
       2,100  Dupont Canada Class A                                                               50,775
      13,100  Echo Bay Mines Ltd *                                                               101,588
       1,400  Falconbridge Ltd                                                                    32,672
      17,193  Fletcher Challenge Canada Ltd Class A                                              285,523
      16,498  Gulf Canada Resources Ltd *                                                        115,869
       2,300  Hudsons Bay Co                                                                      46,020
      36,300  Imasco Ltd                                                                         995,867
      13,593  Imperial Oil Ltd                                                                   596,664
      12,500  Inco Ltd                                                                           440,321
       8,700  Inmet Mining Ltd *                                                                  58,556
       5,500  International Forest Products A *                                                   40,237
       2,900  Ipsco Inc                                                                           83,803
       2,400  Laidlaw Inc Class A                                                                 32,921
      19,900  Laidlaw Inc Class B (Non Voting)                                                   275,883
      51,081  Macmillan Bloedel Ltd                                                              706,292
       5,200  Magna International Class A                                                        274,095
         400  MDS Inc Class B                                                                      8,121
      24,700  Methanex Corp *                                                                    242,139
       8,400  Molson Co Ltd, Class A                                                             146,258
      11,300  Moore Corporation Ltd                                                              249,660
      29,400  Newbridge Networks Corp *                                                          934,545
       7,699  Noranda Forest Inc                                                                  53,508
       1,500  Noranda Inc                                                                         36,158
       9,198  Norcen Energy Resource                                                             196,826
     116,400  Nova Corp of Alberta                                                             1,068,710
      20,400  Nova Scotia Power Inc                                                              211,179
       7,000  Oshawa Group Ltd Class A                                                           104,726
       4,400  Pegasus Gold Inc *                                                                  37,823
         499  Petro Canada                                                                         7,228
         900  Potash Corp of Saskatchewan                                                         70,879
      20,000  Provigo Inc *                                                                       82,669
       2,200  QLT Phototherapeutics *                                                             59,551
      10,100  Quebecor Inc Class B                                                               185,463
      37,900  Repap Enterprises Inc *                                                             67,099

4             See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Canada - continued
       2,800  Rio Algom Ltd                                                                       71,183
      12,100  Rogers Cantel Mobile Communications Class B *                                      203,599
       5,100  Rogers Communications Inc Class B *                                                 34,886
       2,594  Royal Bank of Canada                                                               104,660
      11,400  Royal Oak Mines *                                                                   39,198
      37,600  Seagram Ltd                                                                      1,467,525
       6,800  Sears Canada Inc                                                                    65,418
      14,800  Semi-Tech Class A                                                                   29,775
       2,800  Shell Canada Ltd Class A                                                           114,712
       3,900  Slocan Forest Products Ltd                                                          41,942
       6,700  Southam Inc                                                                        103,424
      20,700  Stelco Inc Class A *                                                               113,578
         400  Stone Consolidated Corp *                                                            6,511
       4,500  Suncor Inc                                                                         200,490
      22,394  Teck Corp Class B                                                                  547,194
      35,800  Telus Corp                                                                         542,146
      21,700  Thomson Corp                                                                       446,891
       3,000  Torstar Corp Class B                                                                80,328
       1,500  Total Petroleum North America                                                       15,363
      41,900  Transalta Corp                                                                     498,116
      47,900  Transcanada Pipelines Ltd                                                          888,335
       7,199  United Dominion Inds Ltd                                                           194,603
      28,300  Westcoast Energy Inc                                                               514,489
       3,000  Weston George Ltd                                                                  164,387
                                                                                         ----------------
                                                                                              22,842,911
                                                                                         ----------------
              Finland - 0.2%
       4,600  Amer Group Class A                                                                  96,387
       1,500  Cultor OY Class 1                                                                   90,866
      31,000  Enso OY Class A                                                                    264,752
         500  Huhtamaki OY Class L                                                                23,436
       2,600  Instrumentarium OY, Class A                                                         97,599
         900  Instrumentarium OY, Class B                                                         33,069
       2,800  Kesko OY                                                                            40,875
       2,500  Metra AB Class A                                                                   146,974
         400  Metra AB Class B                                                                    23,834
       6,900  Partek OY                                                                          114,157
      12,921  Rautaruukki OY                                                                     121,642
         300  Stockmann AB Class A                                                                17,399
         400  Stockmann AB Class B                                                                21,848
      12,700  Valmet OY                                                                          230,799
                                                                                         ----------------
                                                                                               1,323,637
                                                                                         ----------------
              France - 8.3%
       4,255  Accor SA                                                                           585,526
       1,768  Air Liquide L Shares                                                               278,049
       5,223  Alcatel Alsthom Cie Generale d'Electricite SA                                      536,299

              See accompanying notes to the financial statements.              5

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              France - continued
      44,800  Assur Gen De France (Bearer)                                                     1,576,606
      31,136  Axa SA                                                                           2,072,892
      31,136  Axa UAP *                                                                          111,487
      44,469  Banque Nationale de Paris                                                        2,017,664
       3,100  Bertrand Faure SA                                                                  154,475
         410  BIC SA                                                                              66,495
         236  BIS SA                                                                              20,235
         230  Bongrain                                                                            89,137
       3,380  Bouygues                                                                           322,735
       1,650  Canal Plus                                                                         309,304
       1,500  Cap Gemini SA *                                                                     89,832
       6,850  Casino Guichard-Perrachon                                                          312,604
       2,650  Casino Guichard-Perrachon Preferred                                                101,631
         680  CEP Communications SA (Bearer)                                                      56,097
      21,059  Cerus *                                                                            511,570
       1,060  Cetelem                                                                            131,353
       2,420  CGIP                                                                               690,239
      17,853  Cie Bancaire SA                                                                  2,165,310
       1,784  Ciments Francais                                                                    60,747
       4,010  Ciments Francais Class B Preferred 15.12%                                          157,942
         348  Clarins                                                                             48,254
       2,285  Club Mediterranee SA                                                               175,467
         566  Colas SA                                                                            78,383
      40,424  Compagnie de Suez SA                                                             1,975,329
      11,220  Credit Commercial de France                                                        525,817
       9,070  Credit Local de France SA                                                          905,838
      16,446  Credit Lyonnais *                                                                  653,822
       3,417  Credit National                                                                    224,909
         230  Dassault Electronique SA                                                            26,644
       2,204  Dollfus-Mieg and Cie                                                                62,515
         297  Eiffage SA                                                                          18,871
      31,990  Elf Aquitaine SA                                                                 3,060,143
         332  Elf Gabon                                                                           89,158
       3,938  Elf Sanofi SA                                                                      389,839
       5,994  Eridania Beghin-Say SA                                                             968,963
         430  Essilor International                                                              118,042
       1,460  Esso                                                                               161,445
     118,100  Euro Disney SCA (Bearer) *                                                         216,619
     196,500  Eurotunnel SA Units (Bearer) *                                                     243,155
      13,552  Financiere de Paribas SA                                                           922,686
      15,143  FINEXTEL                                                                           256,490
      15,705  GAN (Group Assurances National) *                                                  411,004
         283  Gaz Et Eaux                                                                        125,175
       3,060  Generale Des Eaux                                                                  425,918
         290  Geophysique Cie Generale *                                                          24,865
       2,172  Group Axime *                                                                      278,300

6             See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              France - continued
         400  Groupe Andre *                                                                      33,700
       2,280  Groupe Danone                                                                      345,764
         230  GTM-Entrepose                                                                       12,353
         140  Guyenne Et Gascogne                                                                 48,163
         270  Havas Advertising                                                                   32,700
         130  Imetal                                                                              18,711
       2,900  INGENICO SA                                                                         53,192
         290  La Peyre                                                                            17,561
         672  Labinal SA                                                                         152,746
      39,593  Lafarge Coppee SA                                                                2,480,947
       9,014  Lagardere Groupe                                                                   265,802
       1,650  Legris Industries                                                                   78,485
       3,960  Lyonnaise Des Eaux                                                                 404,528
       1,200  Metaleurop SA *                                                                     16,218
      27,803  Michelin SA Class B                                                              1,741,195
       2,700  Moulinex SA *                                                                       62,556
       6,270  Nord-Est                                                                           167,169
          20  Parisienne de Reescompte (CPR-Cie)                                                   1,706
       2,375  Pechiney SA Class A                                                                100,423
         855  Pernod-Ricard                                                                       46,672
      17,645  Peugeot SA                                                                       1,951,161
          90  Pinault Printemps Redoute                                                           38,086
       1,800  Remy Cointreau SA                                                                   46,917
      28,450  Renault SA                                                                         733,559
      64,185  Rhone Poulenc SA Class A                                                         2,253,173
       1,680  Saint Louis                                                                        441,135
      12,420  Saint-Gobain                                                                     1,831,183
       3,840  Salomon SA                                                                         263,738
       3,650  Seita                                                                              139,663
       4,210  SGS Thomson Microelectronics *                                                     276,735
          70  SIMCO                                                                                6,782
      11,160  Skis Rossignol                                                                     303,618
       2,400  Societe Eurafrance                                                               1,133,168
       4,012  Societe Generale d 'Entreprise SA *                                                 92,883
      23,597  Societe Generale Paris                                                           2,733,579
          10  Sodexho Alliance                                                                     5,564
      10,490  Sommer Allibert                                                                    318,532
      17,639  SPIE Batignolles                                                                   929,118
         900  Strafor Facom                                                                       71,086
         640  Sylea (Bearer)                                                                      61,784
       1,280  Technip SA (Compagnie Francaise)                                                   129,409
      25,767  Thomson CSF                                                                        816,342
      10,070  Total SA                                                                           803,331
       1,110  TV Francaise                                                                       102,870
          30  Union Immobiliere de France                                                          2,485
      39,200  Usinor Sacilor                                                                     605,480

              See accompanying notes to the financial statements.              7

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              France - continued
       7,010  Valeo                                                                              472,476
       2,510  Vallourec                                                                          148,248
       6,333  Worms et Compagnie SA                                                              422,400
                                                                                         ----------------
                                                                                              48,020,976
                                                                                         ----------------
              Germany - 6.8%
       6,000  Adidas AG                                                                          573,984
      15,555  AGIV AG *                                                                          257,069
         150  Axel Springer Verlag AG                                                            104,845
      68,700  Bankgesellschaft Berlin AG                                                       1,314,424
      88,300  BASF AG                                                                          3,255,938
     137,450  Bayer AG                                                                         5,801,038
      13,400  Bayerische Hypotheken-und Wechsel - Bank AG                                        396,079
         250  Bayerische Motorenwerke AG                                                         168,227
         198  Berliner Kraft und Licht AG Class A                                                 55,358
      30,100  BHF Bank AG                                                                        713,186
       3,450  Bilfinger & Berger                                                                 138,965
         250  Brau und Brunnen *                                                                  20,880
       3,500  Bremer Vulkan Verbund AG *                                                           4,043
         350  Buderus AG                                                                         159,637
      32,890  Continental AG                                                                     640,967
         450  Daimler-Benz                                                                        32,640
         700  Degussa                                                                            298,543
       2,350  Deutsche Babcock & Wilcox *                                                        105,793
         350  Didier-Werke AG                                                                     28,610
         650  DLW AG *                                                                            53,711
      13,550  Douglas Holdings AG                                                                477,565
       6,200  Draegerwerk AG Preferred                                                            88,508
         100  Dyckerhoff AG                                                                       39,095
     116,381  FAG Kugelfischer                                                                 1,778,598
      13,900  Fresenius AG Preferred .82 (Non Voting)                                          2,997,038
         700  Friedrich Krupp AG                                                                 111,871
         100  GEA AG Preferred 3.13%                                                              34,238
      14,250  Gerresheimer Glas AG                                                               306,406
       4,950  Heidelberg Port-Zement                                                             407,564
       4,900  Henkel KGAA Preferred                                                              261,225
         100  Horten AG                                                                           13,032
         350  Kaufhalle AG *                                                                      35,452
      27,096  Klockner Humboldt Deutz *                                                          134,822
       1,593  Klockner-Werke AG *                                                                100,023
       1,337  Kolbenschmidt *                                                                     21,304
       1,750  Leirheit AG                                                                         58,050
     601,805  Lufthansa AG                                                                     7,985,092
         750  MAN AG                                                                             191,698
         450  MAN AG Preferred                                                                    95,827
      46,690  Metallgesellschaft *                                                               995,364
       1,400  Pfaff (GM) AG *                                                                     30,269

8             See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Germany - continued
      33,700  Phoenix AG                                                                         493,064
         100  Porsche AG Preferred (Non Voting)                                                  112,546
       1,250  Preussag AG                                                                        320,978
       5,050  Puma AG Preferred                                                                  176,490
         300  Rheinmetall Berlin AG                                                               49,491
         100  Rheinmetall Berlin AG Preferred (Non Voting) 5.60%                                  13,458
         300  Rosenthal AG *                                                                      22,924
      73,800  RWE Preferred                                                                    2,681,928
         100  Salamander AG                                                                       11,847
       1,300  Schering AG                                                                        117,895
         450  Schmalbach-Lubeca                                                                   92,228
       9,450  Schwarz Pharma AG                                                                  705,307
       2,700  SGL Carbon AG                                                                      367,847
      22,100  Siemens AG                                                                       1,117,305
      21,950  SKW Trostberg AG                                                                   668,304
         150  Strabag Bau AG Preferred                                                            13,594
         350  Strabag Bau AG *                                                                    30,414
         250  Suedzucker AG                                                                      113,286
       2,650  Thyssen AG                                                                         562,116
         100  Varta AG *                                                                          16,586
       6,500  Veba AG                                                                            371,935
       1,850  Viag AG                                                                            816,950
         400  Villeroy and Boch AG                                                                54,022
         100  Volkswagen AG Preferred .79%                                                        38,088
         100  Zanders Feinpapiere *                                                                6,457
                                                                                         ----------------
                                                                                              39,262,038
                                                                                         ----------------
              Hong Kong - 9.5%
   2,518,000  Allied Properties Ltd                                                              461,720
   1,153,500  Amoy Properties Ltd                                                              1,377,825
     146,000  ASM Pacific Technology                                                             121,604
   1,724,000  Cathay Pacific Airways Ltd                                                       2,682,619
     164,000  Century City International                                                          58,239
     728,000  Champion Technology Holdings                                                       109,990
     145,600  Champion Technology Holdings Warrants 6/30/98 *                                      8,837
     583,000  Cheung Kong Holdings                                                             5,552,202
      87,000  China Light & Power Co                                                             402,195
   1,322,000  China Overseas Land & Inventory Ltd                                                772,475
         600  Chinese Estates Holdings Ltd                                                           639
     326,000  CP Pokphand Co *                                                                   117,872
      12,800  Dah Sing Financial Services                                                         53,554
     620,533  Dairy Farm International                                                           480,913
     262,500  Dao Heng Bank                                                                    1,349,109
     398,000  Denway Investments *                                                                34,434
      69,133  Dickson Concept International Ltd                                                  252,196
   1,020,300  Elec & Eltek International Holdings Ltd                                            260,872
       1,124  Evergo China Holdings *                                                                176

              See accompanying notes to the financial statements.              9

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Hong Kong - continued
      76,974  First Sign International Holdings                                                   20,377
     242,000  FPB Bank Holding Co                                                                111,719
      39,800  Furama Hotel Enterprises Ltd                                                        66,813
     265,000  Gold Peak Industry                                                                 172,811
      24,000  Goldlion Holdings Ltd                                                               21,384
     641,281  Great Eagle Holdings Ltd                                                         2,405,632
     534,000  Guangzhou Investment Co                                                            270,655
     179,700  Guoco Group                                                                      1,004,779
   1,251,600  Hang Lung Development Co Ltd                                                     2,521,302
      25,000  Harbour Centre Development Ltd                                                      36,964
   1,976,000  Henderson Investment Ltd                                                         2,219,938
     271,680  HKR International Ltd                                                              410,467
     288,600  Hon Kwok Land Investment                                                           105,281
     179,000  Hong Kong Ferry Co Ltd                                                             340,941
     835,287  Hong Kong Land Holdings                                                          2,380,568
     200,600  Hongkong Aircraft Engineering Co Ltd                                               635,941
         500  Hongkong and Shanghai Hotels Ltd Preferred 1.95%                                       881
     702,500  Hongkong Electric Holdings Ltd                                                   2,431,173
     304,600  Hysan Development Co Ltd                                                         1,067,909
      59,000  Innovative International                                                            24,571
      24,000  Jardine International Motor Holdings Ltd                                            30,992
      47,400  Johnson Electric Holdings Ltd                                                      130,987
      66,477  Kantone Holdings Ltd *                                                               9,872
     597,000  Kumagai Gumi Hong Kong Ltd                                                         682,264
     382,000  Lai Sun Development                                                                572,211
     211,400  Lai Sun Garment International Ltd                                                  308,474
     105,000  Lane Crawford International Ltd Class B                                             12,474
      20,000  Laws International Holdings Ltd                                                      3,099
     168,000  Leading Spirit Holdings                                                             39,483
     111,900  Liu Chong Hing Bank Ltd                                                            212,413
     196,000  Liu Chong Hing Investment Ltd                                                      244,241
     234,934  Mandarin Oriental                                                                  319,510
       5,000  National Mutual Asia Ltd                                                             5,456
     137,300  New Asia Realty & Trust A Shares                                                   499,095
     528,815  New World Development Co Ltd                                                     3,277,779
     345,400  Oriental Press Group                                                               143,842
      65,300  Oriental Press Group Warrants 10/2/98 *                                              3,499
     498,000  Paul Y ITC Construction Holdings Ltd                                               114,468
         300  Peregrine Investments Holdings                                                         548
     161,000  Playmate Toys Holding                                                               39,502
      21,300  Realty Development Corp Ltd Class A                                                 82,103
   5,123,000  Regal Hotels International Ltd                                                   1,521,552
      18,000  San Miguel Brewery Ltd                                                               7,554
     154,000  Shaw Brothers Ltd                                                                  175,994
     217,000  Shell Electric Co Ltd                                                              141,510
   1,041,000  Shun Tak Holdings Ltd                                                              739,347

10            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Hong Kong - continued
     721,100  Sino Land Co Ltd                                                                   828,744
   1,538,972  South China Morning Post Ltd                                                     1,381,180
     428,000  Sun Hung Kai Properties Ltd                                                      4,960,356
     617,000  Sun Hung Kai & Co Ltd                                                              163,333
     134,600  Sun Hung Kai & Co Ltd Warrants 2/18/00 *                                            11,645
     537,500  Swire Pacific Ltd Class B                                                          732,260
     406,500  Tai Cheung Holdings Ltd                                                            367,446
     132,000  Tem Fat Hing Fung                                                                   42,188
      80,000  Texwinca Holdings Ltd                                                               60,950
       1,500  Union Bank of Hong Kong                                                              2,324
     476,000  Wharf Holdings Ltd                                                               2,114,463
   1,521,200  Wheelock & Co Ltd                                                                4,095,690
      38,580  Wing Lung Bank                                                                     275,251
     364,000  Winsor Industrial Corp Ltd                                                          88,838
      88,050  Winsor Properties Holdings Ltd *                                                   163,161
     743,000  World Trade Centre Group Ltd                                                       145,837
     573,000  Yizheng Chemical Fibre Co                                                          133,927
     602,000  Yue Yuen Industrial Holding                                                        244,873
                                                                                         ----------------
                                                                                              55,478,312
                                                                                         ----------------
              Italy - 4.1%
     284,700  Alitalia Linee Aeree Italiane Class A *                                            102,762
       6,000  Alleanza Assicurazioni di Risp (Non Convertible)                                    32,308
      25,000  Alleanza Assicurazioni SPA                                                         180,030
      37,500  Ansaldo Transporti SPA *                                                            38,609
      11,000  Assicurazioni di Milano                                                             30,592
     108,250  Assicurazioni Generali SPA                                                       1,966,435
     318,600  Autostrade Concessioni e Costruzioni SPA Class B Preferred 6.39%                   657,937
     117,000  Banca Commerciale Italiana SPA                                                     236,769
     632,017  Banca di Roma *                                                                    464,102
     265,718  Banca Fideuram SPA                                                                 669,798
      23,334  Banca Nazionale dell'Agricoltura *                                                  16,085
       9,800  Banca Popolare di Bergamo Credit                                                   145,550
      76,000  Banca Popolare di Milano                                                           415,976
      26,800  Banca Toscana                                                                       50,746
      31,000  Banco Ambrosiano Veneto SPA (Non Convertible)                                       57,047
      24,000  Banco Ambrosiano Veneto SPA                                                         61,065
     193,096  Banco di Napoli di Risp *                                                           86,836
       6,000  Bulgari SPA                                                                        102,604
      19,800  Caffaro SPA                                                                         18,992
      53,900  Cartiere Burgo SPA                                                                 247,175
      65,000  Cementir Cementerie del Tirreno SPA                                                 41,731
     180,600  Cia Italiana del Grandi Alberghi Cigahotels SPA *                                   84,209
      59,600  COFIDE SPA (Non Convertible) *                                                      15,517
     215,500  COFIDE SPA *                                                                        90,536
     123,455  Cogefar Impresit Costruzioni Generali SPA *                                         92,116
      28,500  Comau Finanziaria SPA                                                               86,849
      75,000  Compart SPA *                                                                       33,062

               See accompanying notes to the financial statements.            11

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Italy - continued
      37,500  Compart SPA *                                                                       18,839
     147,500  Credito Italiano                                                                   201,612
     303,700  Dalmine SPA *                                                                       67,209
       1,900  Danieli and Co SPA                                                                  13,879
      19,980  Danieli and Co SPA (Non Convertible)                                                76,137
     207,000  Edison SPA                                                                       1,137,888
      10,000  Editoriale L'Espresso SPA                                                           33,728
       4,900  Ericsson SPA                                                                        62,917
      43,500  Falck Acciaierie and Ferriere Lombarde                                             192,919
      73,000  Fiat SPA                                                                           225,479
     385,000  Fiat SPA Preferred                                                                 646,982
     536,700  Fiat SPA (Non Convertible)                                                         908,262
      97,184  Finmeccanica SPA *                                                                  43,187
      13,000  Fondiaria SPA                                                                       49,923
     325,600  Gemina *                                                                           184,764
     122,500  Gilardini SPA                                                                      164,179
     160,500  IFI Istituto Finanziario Preferred 2.46%                                         1,970,636
      22,600  IFIL Finanziaria di Partecipazioni SPA                                              67,533
     201,900  IFIL Finanziaria di Partecipazioni SPA (Non Convertible)                           388,269
     129,700  Industriali Riunite SPA (Non Convertible) *                                         53,108
     268,200  Industriali Riunite SPA *                                                          178,377
      99,000  Istituto Bancario San Paolo                                                        702,373
      72,750  Istituto Mobilaire Italiano                                                        635,379
     912,892  Istituto Nazionale Delle Assicurazioni                                           1,193,782
       7,375  Italcementi Fabbriche Riunite Cemento SPA                                           40,039
      49,250  Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)                        119,774
      13,300  Italgas SPA                                                                         47,416
       5,100  Italmobiliare SPA                                                                   80,272
       7,250  Luxottica Group Sponsored ADR                                                      422,313
       1,000  Marzotto and Figli SPA                                                               7,692
      54,000  Mediobanco SPA                                                                     352,598
      11,425  Merloni Elettrodomestici SPA                                                        25,385
      11,392  Mondadori Editore                                                                   74,486
     206,400  Montedison SPA (Non Convertible) *                                                 139,228
   1,789,200  Montedison SPA *                                                                 1,291,612
      47,333  Montefibre SPA                                                                      29,100
     297,400  Olivetti and Co SPA *                                                              109,105
     822,296  Parmalat Finanziaria SPA                                                         1,131,265
     126,033  Permafin Finanziaria *                                                              37,288
      58,400  Pirelli and Co                                                                      81,898
       5,900  Pirelli and Co (Non Convertible)                                                     7,244
      15,000  Pirelli SPA                                                                         29,689
      34,900  Pirelli SPA (Non Convertible)                                                       53,899
      24,000  RAS SPA                                                                            216,426
      15,750  RAS SPA (Non Convertible)                                                           85,274
       2,500  Recordati Industria Chimica e Farmaceutica SPA (Non Convertible)                    10,207

12            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Italy - continued
      22,900  Rinascente per l'Esercizio di Grandi Magazzini SPA Preferred 5.59%                  45,393
       4,700  Rinascente per l'Esercizio di Grandi Magazzini SPA (Non Convertible)                11,444
      12,800  SAFFA SPA *                                                                         30,750
       1,400  SAFILO SPA                                                                          23,278
       6,500  SAI                                                                                 54,423
      13,150  Saipem SPA                                                                          60,031
       3,000  Sasib SPA                                                                            8,876
      14,500  Sasib SPA (Non Convertible)                                                         28,399
       7,950  Sirti SPA                                                                           49,252
     219,040  SMI (Societa Metallurgica Italy) *                                                  97,596
      29,300  Snia BPD SPA                                                                        29,231
      34,600  Snia BPD SPA (Non Convertible)                                                      25,796
      20,000  Sopaf SPA                                                                           22,485
      40,700  Stefanel SPA *                                                                      36,486
     100,000  STET di Risp (Non Convertible)                                                     349,704
     140,146  Telecom Italia Mobile SPA (Non Convertible)                                        214,365
     605,000  Telecom Italia Mobile SPA                                                        1,584,098
     413,300  Telecom Italia SPA                                                                 970,888
     185,900  Telecom Italia SPA di Risp (Non Convertible)                                       374,000
       4,000  Toro Assicurazioni                                                                  49,704
       5,500  Unione Cementi Marchino Emiliane e di Augusta-Casale (Non Convertible)              14,450
         500  Unione Cementi Marchino Emiliane e di Augusta-Casale                                 3,015
                                                                                         ----------------
                                                                                              23,718,673
                                                                                         ----------------
              Japan - 12.9%
       6,000  77th Bank                                                                           48,968
      21,000  Advantest Corp                                                                   1,186,677
       2,000  Aida Engineering Ltd                                                                13,058
      14,000  Aisin Seiki Co Ltd                                                                 196,039
       3,000  Aiwa Co                                                                             55,928
      27,000  All Nippon Airways                                                                 195,302
       5,000  Alps Electric Co Ltd                                                                53,028
      37,000  Amada Co Ltd                                                                       270,089
       3,000  Amano Corp                                                                          30,077
       7,000  Anritsu Corp                                                                        80,040
     180,000  Aoki Corp *                                                                        259,508
       2,000  Aoki International                                                                  36,457
       8,000  Aoyama Trading                                                                     200,845
       3,200  Arabian Oil Co Ltd                                                                 102,080
      20,000  Asahi Breweries Ltd                                                                193,885
      35,000  Asahi Chemical Industries                                                          189,369
      30,000  Ashikaga Bank Ltd                                                                  100,174
       2,000  Autobacs Seven                                                                     141,022
       3,000  Bandai Co                                                                           61,894
      15,000  Bank of Fukuoka Ltd                                                                 78,673
     111,000  Bank of Tokyo-Mitsubishi                                                         1,821,029
      43,000  Bank of Yokohama Ltd                                                               205,933

              See accompanying notes to the financial statements.             13

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Japan - continued
       9,000  Banyu Pharmaceutical Co Ltd                                                        131,245
      15,400  Canon Sales Co Inc                                                                 298,583
      14,000  Casio Computer Co                                                                  107,880
       3,000  Chiba Bank Ltd                                                                      17,748
      18,000  Chiyoda Corp *                                                                      95,451
      13,000  Chubu Electric Power Co Inc                                                        229,431
       1,000  Chudenko Corp                                                                       28,586
      28,000  Chugai Pharmaceutical Co Ltd                                                       221,095
       6,700  Chugoku Electric Power Co Inc                                                      116,025
      19,000  Citizen Watch Co                                                                   135,388
      65,000  Cosmo Oil Co Ltd                                                                   253,128
       8,000  Credit Saison Co                                                                   170,354
      25,400  CSK Corp                                                                           604,010
      84,000  Daicel Chemical Industries Ltd                                                     361,919
      11,000  Daido Steel Co Ltd                                                                  33,358
      16,000  Daiei Inc                                                                          105,792
       9,000  Daifuku Ltd                                                                        105,891
      25,000  Daiichi Seiyaku Co Ltd                                                             408,070
      17,000  Daikin Industries Ltd                                                              133,250
      17,000  Daikyo Inc                                                                          64,090
       5,000  Daimaru Inc                                                                         23,614
       4,000  Dainippon Ink & Chemicals Inc                                                       12,627
      15,000  Dainippon Pharmaceutical Co Ltd                                                    107,383
      48,000  Dainippon Printing Co Ltd                                                          799,403
      42,000  Dainippon Screen Manufacturing Co Ltd                                              338,951
      13,000  Daishowa Paper Manufacturing *                                                      52,241
       6,300  Daito Trust Construction Co Ltd                                                     61,596
      10,000  Daiwa House Industry Co Ltd                                                        111,028
       1,100  Denny's Japan Co Ltd                                                                28,254
      24,000  Denso Corp                                                                         461,347
         132  East Japan Railway Co                                                              562,168
       9,000  Ebara Corp                                                                         113,348
      16,000  Eisai Co Ltd                                                                       299,611
       5,060  Familymart                                                                         194,535
       9,600  Fanuc Co                                                                           298,285
      20,000  Fuji Electric Co                                                                    82,525
      56,000  Fuji Heavy Industries Ltd                                                          266,799
      20,000  Fuji Photo Film Co Ltd                                                             669,484
       4,000  Fuji Spinning Co Ltd                                                                13,986
      50,000  Fujikara Ltd                                                                       391,913
      82,000  Fujisawa Pharmaceutical Co Ltd                                                     713,398
       1,000  Fujita Kanko Inc                                                                    11,020
       6,000  Fujitec Co                                                                          55,183
     187,000  Fujitsu Ltd                                                                      1,843,815
      30,000  Furukawa Electric Co Ltd                                                           139,448
      17,000  Gakken Co Ltd                                                                       76,767

14            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Japan - continued
      14,000  General Sekiyu (KK)                                                                 84,680
      24,000  Green Cross Corp                                                                    99,428
      14,000  Gunma Bank Ltd                                                                     108,344
      71,000  Hankyu Corp                                                                        340,616
       7,000  Hankyu Department Stores Inc                                                        62,640
       4,000  Hanwa Co Ltd *                                                                      10,838
     112,000  Haseko Corp *                                                                      217,151
      16,000  Hazama-Gumi Ltd                                                                     35,794
       4,000  Heiwa Corp                                                                          55,348
       4,000  Higo Bank Ltd                                                                       22,537
       6,000  Hino Motors                                                                         36,142
       4,000  Hirose Electric                                                                    224,045
       7,000  Hitachi Cable Ltd                                                                   47,328
     208,000  Hitachi Ltd                                                                      1,792,361
       4,000  Hitachi Maxell Ltd                                                                  80,205
      14,000  Hitachi Metals Ltd                                                                  97,440
       5,900  Hokkaido Electric Power                                                            100,704
      13,000  Hokuetsu Paper Mills                                                                64,628
       9,000  Hokuriku Bank Ltd                                                                   30,947
       2,500  Hokuriku Electric Power                                                             43,086
       4,000  Honda Motor Co Ltd                                                                 123,623
       5,000  Hosiden Corp *                                                                      34,427
       3,000  House Foods Corp                                                                    41,760
      11,000  Hoya Corp                                                                          468,473
      16,000  INAX Corp                                                                          105,394
      73,000  Industrial Bank of Japan                                                           870,992
       4,000  Intec Inc                                                                           47,394
       3,000  Isetan Co Ltd                                                                       32,811
      29,000  Ishihara Sangyo Kaisha *                                                            67,040
      38,000  Isuzu Motors Ltd                                                                   171,597
      12,000  Ito-Yokado                                                                         544,867
       4,000  Iwatani & Co                                                                        14,583
       3,000  Japan Airport Terminal Co Ltd                                                       30,574
       3,000  Japan Aviation Electronics                                                          17,549
     134,000  Japan Energy Co Ltd                                                                315,320
       8,000  Japan Metals & Chemicals *                                                          20,416
      13,000  Japan Radio Co                                                                     124,948
      73,000  Japan Synthetic Rubber Co Ltd                                                      517,756
          82  Japan Tobacco Inc                                                                  550,336
       3,000  Japan Wool Textile                                                                  18,717
       3,000  Jeol                                                                                17,748
      12,000  JGC Corp                                                                            68,506
       9,000  Joshin Denki Co Ltd                                                                 81,283
       9,000  Joyo Bank                                                                           44,817
      10,000  Kaken Pharmaceutical Co Ltd                                                         51,620
      17,000  Kamigumi Co Ltd                                                                     89,585

              See accompanying notes to the financial statements.             15

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Japan - continued
       6,000  Kandenko Co                                                                         50,708
      25,000  Kanebo Ltd *                                                                        43,293
       9,000  Kaneka Corp                                                                         45,190
      11,800  Kansai Electric Power                                                              214,119
       9,000  Kansai Paint Co Ltd                                                                 37,211
      26,000  Kao Corp                                                                           284,365
       4,000  Katokichi Co Ltd                                                                    64,297
      27,000  Kawasaki Heavy Industry                                                            111,857
      38,000  Kawasaki Kisen *                                                                    77,455
      20,000  Keihin Electric Express Railway Co Ltd                                              86,337
      21,000  Kenwood Corp                                                                        89,610
       2,000  Keyence Corp                                                                       243,599
      11,000  Kikkoman Corp                                                                       59,334
       8,000  Kinden Corp                                                                        104,068
     101,000  Kinki Nippon Railway Co Ltd                                                        606,720
      31,000  Kirin Brewery Co Ltd                                                               264,562
       2,000  Kissei Pharmaceutical Co Ltd                                                        39,937
      60,000  Kobe Steel *                                                                       110,863
       2,000  Kokusai Denshin Denwa                                                              119,314
       6,000  Kokusai Electric                                                                    92,965
      11,000  Kokusai Kogyo Co Ltd                                                                91,143
       6,000  Kokuyo Co Ltd                                                                      128,262
       4,000  Komori Corp                                                                         83,520
       3,700  Konami Co Ltd                                                                      106,073
       6,000  Konica Corp                                                                         36,092
       5,000  Koyo Seiko Co Ltd                                                                   37,161
      40,000  Kubota Corp                                                                        181,954
     150,000  Kumagai Gumi Co Ltd                                                                236,142
      41,000  Kurabo Industries Ltd                                                              102,593
       5,000  Kurita Water Industries Ltd                                                        105,643
      12,000  Kyocera Corp                                                                       710,912
       2,000  Kyodo Printing Co Ltd                                                               14,865
      11,000  Kyowa Exeo Corp                                                                     86,494
      10,000  Kyowa Hakko Kogyo Co Ltd                                                            66,368
       3,000  Kyudenko Corp                                                                       22,869
      11,300  Kyushu Electric Power Co Inc                                                       195,683
       5,000  Kyushu Matsushita Electric                                                          54,686
      12,000  Lion Corp                                                                           50,211
      25,000  Long Term Credit Bank of Japan                                                      90,107
       1,500  Mabuchi Motor Co                                                                    74,696
      14,000  Maeda Corp                                                                          85,028
       7,000  Maeda Road Construction                                                             59,740
       7,000  Makino Milling Machine Co Ltd                                                       49,126
       5,000  Makita Corp                                                                         68,771
      26,000  Marudai Food Co Ltd                                                                112,023
      59,000  Marui Co Ltd                                                                       845,720

16            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Japan - continued
       4,000  Maruichi Steel Tube                                                                 62,640
      15,000  Matsushita Communications                                                          393,985
      95,000  Matsushita Electric Industrial Co Ltd                                            1,464,082
      56,000  Matsushita Electric Works Ltd                                                      491,839
       8,000  Matsushita Kotubuki                                                                228,685
     104,000  Mazda Motor Corp *                                                                 303,323
      10,000  Meidensha Corp                                                                      52,614
      14,000  Meiji Milk Products Co Ltd                                                          62,408
      73,000  Minebea Co Ltd                                                                     603,646
      32,000  Minolta Co Ltd                                                                     197,531
       3,000  Misawa Homes                                                                        18,295
      30,000  Mitsubishi Corp                                                                    278,399
     116,000  Mitsubishi Electric Corp                                                           651,653
      61,000  Mitsubishi Gas Chemical Co Inc                                                     223,399
      45,000  Mitsubishi Materials Corp                                                          167,040
      24,000  Mitsubishi Motors                                                                  175,988
      40,000  Mitsubishi Oil Co Ltd                                                              166,377
      16,000  Mitsubishi Paper Mills Ltd                                                          59,392
      15,000  Mitsubishi Rayon Co Ltd                                                             54,437
      29,000  Mitsubishi Steel Manufacturing *                                                    99,718
       3,000  Mitsubishi Warehouse & Transportation Co Ltd                                        34,800
      15,000  Mitsui Fudosan Co Ltd                                                              162,814
      47,000  Mitsui Mining & Smelting Co Ltd                                                    180,694
      33,000  Mitsui OSK Lines *                                                                  65,623
      17,000  Mitsui Petrochemical Industries Ltd                                                 78,035
       4,000  Mitsumi Electric Co Ltd                                                             74,571
       4,000  Mochida Pharmaceutical Co Ltd                                                       33,474
      11,000  Murata Manufacturing Co Ltd                                                        385,533
      15,000  Nachi Fujikoshi Co                                                                  44,991
      10,000  Nagasakiya Co Ltd *                                                                 28,503
       2,000  Nagase & Co                                                                         13,141
      13,000  Nagoya Railroad Co Ltd                                                              48,040
       3,100  Namco Ltd                                                                           87,588
      11,000  National House Industrial                                                          133,068
      22,000  Navix Line Ltd *                                                                    37,551
       5,000  NCR Japan Ltd                                                                       38,736
      82,000  NEC Corp                                                                           951,197
      19,000  New Japan Securities Co Ltd *                                                       58,406
      40,000  New Oji Paper Co Ltd                                                               222,719
       5,000  NGK Insulators                                                                      45,571
      22,000  NGK Spark Plug Co                                                                  226,034
       9,000  Nichicon Corp                                                                      103,654
       3,000  Nichido Fire & Marine Insurance Co Ltd                                              16,704
      24,000  Nichiei Co Ltd                                                                      44,743
      23,000  Nichii Co Ltd                                                                      295,385
      26,000  Nihon Cement Co Ltd                                                                123,871

              See accompanying notes to the financial statements.             17

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Japan - continued
      32,000  Nikon Corp                                                                         469,302
      17,900  Nintendo Co Ltd                                                                  1,262,151
      45,000  Nippon Carbon Co Ltd *                                                             124,907
      11,000  Nippon Chemical                                                                     72,094
      14,000  Nippon Comsys                                                                      154,280
       5,000  Nippon Electric Glass Co                                                            68,771
      47,000  Nippon Express Co Ltd                                                              302,585
       6,000  Nippon Hodo Co                                                                      48,521
      13,000  Nippon Kayaku Co Ltd                                                                74,430
      15,000  Nippon Light Metal                                                                  53,318
       5,000  Nippon Meat Packers Inc                                                             50,128
     493,000  Nippon Oil Co Ltd                                                                2,079,186
       7,000  Nippon Oil & Fats                                                                   28,826
       3,000  Nippon Paint Co                                                                      9,843
      31,000  Nippon Paper Industries                                                            145,381
       5,000  Nippon Piston Ring Co Ltd                                                           15,080
      10,000  Nippon Shokubai Corp                                                                63,800
      21,000  Nippon Soda Chemical Co Ltd                                                        153,120
      11,000  Nippon Suisan Kaisha Ltd *                                                          29,257
         467  Nippon Telegraph & Telephone                                                     3,323,830
       1,000  Nippon Television Network                                                          297,456
      13,000  Nippon Yakin Kogyo Co Ltd                                                           29,298
      12,000  Nippon Zeon Ltd                                                                     50,012
      21,000  Nishimatsu Construction                                                            156,600
     193,000  Nissan Motor Co Ltd                                                              1,138,586
       7,000  Nisshin Oil Mills Ltd                                                               35,206
      40,000  Nisshinbo Industries Inc                                                           288,342
      51,000  Nissho Iwai Corp                                                                   192,269
       4,000  Nissin Food Products Co Ltd                                                         76,560
       3,000  Nitsuko Corp                                                                        19,960
      17,000  Nitto Boseki Co Ltd                                                                 52,258
      39,000  Nitto Denko Corp                                                                   520,259
      37,000  NSK Ltd                                                                            212,147
      24,000  NTN Corp                                                                           117,723
      40,000  Odakyu Electric Railway Co Ltd                                                     205,817
      67,000  Oki Electric Industry                                                              353,070
      11,000  Okuma Corp                                                                          91,143
      24,000  Okumura Corp                                                                       126,870
      12,000  Olympus Optical Co Ltd                                                             100,423
      15,000  Omron Corp                                                                         236,142
      14,000  Ono Pharmaceutical Co Ltd                                                          450,079
      24,000  Onoda Cement Co Ltd                                                                 84,315
       7,000  Onward Kashiyama Co Ltd                                                             85,840
      18,000  Orient Corp                                                                         80,388
       5,000  Orix Corp                                                                          211,285
      25,000  Penta Ocean Construction                                                            89,278

18            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Japan - continued
      33,000  Pioneer Electronics Corp                                                           637,087
       3,000  Q.P. Corp                                                                           22,620
     110,000  Renown Inc *                                                                       218,742
      54,000  Ricoh Co Ltd                                                                       635,347
       2,000  Rinnai Corp                                                                         36,126
       8,000  Royal Co Ltd                                                                       135,222
       3,000  Ryobi Ltd                                                                           10,092
       1,000  Ryosan Co                                                                           20,051
      41,000  Sanden Corp                                                                        329,522
       5,000  Sankyo Aluminum Industry Co Ltd                                                     16,530
      21,000  Sankyo Co Ltd                                                                      584,638
       2,000  Sanrio Co Ltd *                                                                     12,594
      11,000  Sanwa Shutter Corp                                                                  79,567
      13,000  Sapporo Breweries Ltd                                                               96,189
       9,000  Sato Kogyo Co Ltd                                                                   20,134
       5,500  Secom Co Ltd                                                                       309,882
      12,000  Sega Enterprises                                                                   336,068
       7,000  Seiko Corp                                                                          41,702
       6,000  Seino Transportation Co Ltd                                                         59,657
       6,000  Seiyu                                                                               51,703
      40,000  Sekisui Chemical Co Ltd                                                            414,285
      55,000  Sekisui House Ltd                                                                  510,399
      10,000  Seven-Eleven Japan                                                                 601,541
       5,600  Shikoku Electric Power                                                              96,976
       2,000  Shimachu Co                                                                         46,400
       2,000  Shimano Inc                                                                         34,137
       3,000  Shimadzu Corp                                                                       14,865
      23,000  Shin-Etsu Chemical Co Ltd                                                          444,030
      22,000  Shionogi and Co Ltd                                                                136,896
      26,000  Shiseido Co Ltd                                                                    303,753
       5,000  Shochiku Co Ltd                                                                     45,157
       7,000  Shokusan Jutaku Sogo Co Ltd *                                                       11,774
      47,000  Showa Denko                                                                        103,198
      28,000  Showa Shell Sekiyu                                                                 209,031
       6,000  Skylark Co Ltd                                                                      86,503
       3,000  SMC                                                                                204,077
       6,000  Snow Brand Milk Products Co Ltd                                                     29,182
       4,000  Sony Corp                                                                          288,673
      21,000  Stanley Electric Co Ltd                                                            106,836
      38,000  Sumitomo Complete Corp                                                             285,575
       6,000  Sumitomo Electric                                                                   83,023
      14,000  Sumitomo Forestry Co Ltd                                                           160,080
      31,000  Sumitomo Heavy Industries Ltd                                                       93,496
      21,000  Sumitomo Osaka Cement Co Ltd                                                        57,420
      33,000  Sumitomo Realty and Development Co Ltd                                             231,593
      10,000  Sumitomo Rubber Inc                                                                 65,871

              See accompanying notes to the financial statements.             19

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Japan - continued
      48,000  Suzuki Motor Corp                                                                  449,416
       5,000  SXL Corp Ltd                                                                        31,527
      18,000  Taisho Pharmaceutical Co Ltd                                                       414,616
      20,000  Taiyo Yuden Co Ltd                                                                 233,656
       4,000  Takara Standard Co                                                                  29,862
      12,000  Takashimaya Co                                                                     132,240
      20,000  Takeda Chemical Industries Ltd                                                     401,027
      14,000  Takuma Corp                                                                        158,920
      35,000  Tanabe Seiyaku Co Ltd                                                              253,749
      19,000  TDK Corp                                                                         1,272,019
      94,000  Teijin Ltd                                                                         373,850
      16,000  Teikoku Oil Co Ltd                                                                  75,300
       1,000  Teikoku Sen-I Co Ltd *                                                               4,549
       5,000  Tekken Corp                                                                         19,761
      26,000  Terumo Corp                                                                        379,153
      56,000  Toa Nenryo Kogyo (KK)                                                              566,078
      24,000  Toagosei Chemical Industry Co Ltd                                                   84,713
       8,000  Toda Corp                                                                           45,936
       2,000  Toei Co Ltd                                                                         12,462
         100  Toho Co Ltd                                                                         13,091
      10,300  Tohoku Electric Power Co Inc                                                       176,659
       9,000  Tokai Carbon Co Ltd                                                                 31,842
       8,000  Tokyo Broadcasting System Inc                                                      116,000
       3,000  Tokyo Dome Corp                                                                     41,263
      17,000  Tokyo Electric Co Ltd *                                                             61,977
      24,400  Tokyo Electric Power                                                               452,863
       6,000  Tokyo Gas Co                                                                        15,262
      16,000  Tokyo Ink Manufacturing Co Ltd                                                      60,585
      31,000  Tokyo Steel Manufacturing Co                                                       341,619
       4,000  Tokyo Style Co Ltd                                                                  45,737
       9,000  Tokyo Tatemono Co Ltd                                                               39,150
       1,000  Tokyotokeiba Co Ltd                                                                  2,734
      49,000  Tokyu Construction Co Ltd                                                          107,996
       9,000  Tokyu Department Store Co Ltd                                                       30,201
      21,000  Tokyu Land Corp *                                                                   72,210
      39,000  Toppan Printing Co Ltd                                                             449,167
       6,000  Toray Industries Inc                                                                34,700
      11,000  Toshiba Ceramics Co Ltd                                                             85,674
     128,000  Toshiba Corp                                                                       721,187
       5,000  Toshiba Tungaloy Co Ltd                                                             22,371
       5,000  Tostem Corp                                                                        116,000
       1,000  Toyo Exterior Co Ltd                                                                13,671
       6,000  Toyo Seikan Kaisha Ltd                                                             140,691
       3,000  Toyo Suisan Kaisha                                                                  27,591
      26,000  Toyo Trust & Banking Co Ltd                                                        185,699
       9,000  Toyoda Auto Loom                                                                   155,854

20            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Japan - continued
      20,000  Toyota Motor Corp                                                                  512,056
       7,000  Tsubakimoto Chain                                                                   36,482
      11,000  Tsumura and Co                                                                      68,357
       4,000  Ube Industries                                                                      11,169
       1,000  Unicharm Corp                                                                       25,686
       6,000  Uniden Corp                                                                         64,628
       3,000  UNY Co Ltd                                                                          52,946
       3,000  Ushio Inc                                                                           33,806
      15,000  Victor Co of Japan Ltd                                                             142,928
      13,000  Wacoal Corp                                                                        131,411
       6,000  Yakult Honsha Co Ltd                                                                60,651
      15,000  Yamaha Corp                                                                        285,856
       9,000  Yamaha Motor Co                                                                     76,808
      36,000  Yamanouchi Pharmaceutical Co Ltd                                                   751,678
      22,000  Yamato Transport Co Ltd                                                            216,919
       4,000  Yamazaki Baking Co Ltd                                                              59,988
      36,000  Yasuda Trust and Banking Co Ltd                                                     97,837
      10,000  Yodogawa Steel Works                                                                57,171
       2,000  Yokogawa Bridge Corp                                                                16,903
      18,000  Yokogawa Electric Corp                                                             137,957
       7,000  Yoshitomi Pharmaceutical Industries Ltd                                             47,676
                                                                                         ----------------
                                                                                              74,167,000
                                                                                         ----------------
              Malaysia - 5.4%
      45,000  Aluminum Co Malaysia                                                                72,130
     192,000  Amalgamated Steel Mills Berhad                                                     170,117
     141,000  Amcol Holdings Ltd (b)                                                             133,485
      70,000  AMMB Holdings Berhad                                                               659,686
      62,000  Aokam Perdana Berhad *                                                             133,588
      56,000  Arab Malaysian Finance (Foreign Registered)                                        390,173
       6,000  Ayer Hitam Tin Dredging *                                                           13,653
     311,000  Berjaya Group                                                                      433,371
     179,000  Berjaya Industrial Berhad                                                          286,919
     184,000  Berjaya Leisure Berhad                                                             515,022
     187,500  Berjaya Sports Toto                                                              1,087,394
      18,600  Carlsberg Brew Malaysia                                                            160,306
      66,000  Cement Industries of Malaysia Berhad                                               200,685
      26,000  DMIB Berhad                                                                         30,995
     100,500  Edaran Otomobil Berhad                                                           1,032,118
      64,000  Ekran Berhad                                                                       229,400
      29,300  Esso Malaysia Berhad                                                                80,832
         400  Faber Group Berhad *                                                                   512
      55,000  Genting Berhad                                                                     374,346
      79,000  Golden Hope Plantations Berhad                                                     142,537
      26,000  Golden Plus Holdings                                                                67,016
      28,000  Guinness Anchor Berhad                                                              72,171
     141,000  Highlands and Lowlands Berhad                                                      252,130

              See accompanying notes to the financial statements.             21

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Malaysia - continued
      41,200  Hong Leong Industries Berhad                                                       141,039
       2,600  Hong Leong Industries Berhad Class A                                                 8,901
     194,000  Hong Leong Properties Berhad                                                       359,404
      29,000  Hume Industries Berhad                                                             183,367
      83,000  IJM Corp Berhad Class A                                                            222,292
      32,000  Innovest Berhad                                                                    121,788
     195,000  IOI Corporation Berhad                                                             351,832
      33,000  Jaya Tiasa Holdings Berhad                                                         180,749
      55,000  Johan Holdings Berhad                                                               59,364
      60,000  Kedah Cement Berhad                                                                116,472
      21,000  Kelanamas Industries                                                                44,402
     132,000  Kemayan Corporation Berhad                                                         198,824
      28,000  Kian Joo Can Factory                                                               131,937
      45,000  Kuala Lumpur Kepong Berhad                                                         135,924
       8,000  Kuala Lumpur Kepong Berhad (Singapore)                                              23,562
     149,200  Kumpulan Guthrie Berhad                                                            259,583
     115,000  Land & General Berhad                                                              233,890
      75,000  Landmark Berhad                                                                    134,716
     185,000  Leader Universal Holdings                                                          394,885
     360,000  Magnum Corp Berhad                                                                 746,677
      69,000  Malayan Cement Berhad                                                              180,628
     281,000  Malayan United Industries Berhad                                                   256,895
      40,000  Malayawata Steel                                                                    78,937
      88,000  Malaysia Mining Corp Berhad                                                        121,917
     171,000  Malaysian Airline Systems                                                          454,531
     163,000  Malaysian Helicopter Berhad                                                        231,075
     149,200  Malaysian International Ship (Alien Market)                                        393,580
      49,000  Malaysian Mosaics                                                                   85,252
      21,000  Malaysian Oxygen Berhad                                                            113,331
      46,000  Malaysian Pacific Industries                                                       190,818
      38,666  Malaysian Plantations Rights 4/9/97 *                                               16,818
      58,000  Malaysian Plantations                                                              136,649
      40,000  Malaysian Resources Corp                                                           169,150
       6,000  Matsushita Electric                                                                 58,719
     305,000  MBF Capital Berhad                                                                 626,460
     417,000  MBF Holdings Berhad                                                                277,104
      93,000  Metroplex Berhad                                                                   126,597
     114,000  Mulpha International                                                               123,963
     205,000  Multi Purpose Holdings                                                             487,112
      24,000  Mycom Berhad                                                                        34,217
      28,000  Nestle Malaysia                                                                    213,129
      48,000  New Straits Times                                                                  305,437
     136,900  Oriental Holdings Berhad                                                         1,235,022
      30,000  OYL Industries Berhad                                                              292,388
     170,100  Pan Malaysia Cement                                                                202,777
     121,000  Perlis Plantations                                                                 375,232

22            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Malaysia - continued
     224,000  Pernas International Hotel & Property                                              276,053
     339,000  Perusahaan Otomobil                                                              2,239,066
      39,000  Petaling Garden Berhad                                                              66,597
      93,900  Petronas Dagangan Berhad                                                           251,484
      46,000  Petronas Gas Berhad                                                                167,660
      36,000  Pilecon Engineering Berhad                                                          65,244
      46,000  PJ Development Holdings                                                             53,170
     157,000  Promet Berhad *                                                                    177,676
     375,666  Public Bank Berhad (Alien Market)                                                  877,512
     503,000  Renong Berhad                                                                      915,650
     179,000  Resorts World Berhad                                                               836,246
      57,000  RJ Reynolds Berhad                                                                 156,101
       8,000  Rothmans of Pall Mall Malaysia Berhad                                               82,964
     293,000  Sarawak Enterprises Corp                                                           559,331
      47,400  Shell Refinery Co                                                                  152,718
      58,000  Sime Darby                                                                          67,033
     146,000  Sime Darby Berhad                                                                  552,718
       8,600  Sime UEP Properties Berhad                                                          23,206
      31,000  Sistem Television Malaysia                                                          63,673
      77,000  Sungei Way Holdings                                                                223,278
     168,000  TA Enterprise Berhad                                                               266,581
     586,000  Tan Chong Motor Holdings Berhad                                                  1,191,824
     100,000  Technology Resources Industries                                                    233,588
     118,000  Telekom Malaysia                                                                   955,215
     309,000  Tenaga Nasional                                                                  1,480,910
     109,000  Time Engineering Berhad                                                            245,832
      46,000  Tractors Malaysia Holdings Berhad                                                   96,335
     184,000  UMW Holdings Berhad                                                                970,761
      22,000  Uniphone Telecommunications                                                         30,656
     121,000  Westmont Industries Berhad                                                         246,093
     109,000  YTL Corp                                                                           632,139
                                                                                         ----------------
                                                                                              31,533,246
                                                                                         ----------------
              Netherlands - 0.7%
         700  ACF Holding NV                                                                      11,244
         700  Cap Volmac Group NV                                                                 23,410
      72,900  Elsevier NV                                                                      1,167,137
       7,300  Fortis Amev NV                                                                     280,651
       7,200  Getronics NV                                                                       235,096
       3,800  Gist Brocades NV                                                                   128,681
      32,308  ING Groep NV                                                                     1,250,599
       2,800  Internatio-Muller                                                                   84,643
       5,100  KLM Ltd                                                                            156,320
       8,505  Kon Bolswessanen                                                                   149,156
       7,050  Koninklijke KNP BT                                                                 161,139
       1,878  Koninklijke Pakhoed                                                                 58,848
       1,500  Nedlloyd                                                                            44,080

              See accompanying notes to the financial statements.             23

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Netherlands - continued
       5,600  Pirelli Tyre Holdings                                                               57,510
         900  Schroders Intl Prop Fund                                                             1,851
       3,900  Telegraaf Holdings CVA                                                              85,854
      19,200  VNU                                                                                397,388
                                                                                         ----------------
                                                                                               4,293,607
                                                                                         ----------------
              Norway - 1.0%
       5,100  Aker AS Class A                                                                    130,175
       7,600  Bergesen D Y AS Class A                                                            157,896
       5,300  Bergesen D Y AS Class B                                                            110,898
     248,500  Den Norske Bank AS Class A                                                       1,106,313
       1,300  Dyno Industrier AS                                                                  30,867
       6,300  Elkem AS Class A                                                                   100,971
       3,350  Kvaerner Industrier AS                                                             164,552
       6,100  Leif Hoegh and Co AS                                                               117,680
      61,600  Norsk Hydro AS                                                                   3,085,211
       5,900  Norske Skogindustrier AS Class A                                                   181,239
      10,150  Nycomed ASA A Shares                                                               158,156
       9,900  Nycomed ASA B Shares                                                               146,915
       3,950  Orkla-Borregaard AS Class A                                                        314,776
      20,919  SAS Norge ASA Class B                                                              207,992
       1,700  Unitor AS                                                                           21,948
                                                                                         ----------------
                                                                                               6,035,589
                                                                                         ----------------
              Singapore - 1.5%
     180,000  Chuan Hup Holdings Ltd                                                             138,850
     282,000  DBS Land Ltd                                                                     1,097,546
     107,000  First Capital Corp Ltd                                                             321,150
     109,600  Fraser and Neave Ltd                                                               983,787
      14,000  Goodman Fielder Asia Holdings Ltd                                                   24,250
     221,000  Hai Sun Hup Group Ltd                                                              164,278
      95,000  Haw Paw Brothers International Ltd                                                 221,178
       9,500  Haw Paw Brothers International Ltd Warrants 7/18/2001 *                              9,194
       8,000  Highlands and Lowlands Berhad                                                       14,530
     167,000  Hotel Properties Ltd                                                               295,119
      31,000  Inchcape Berhad                                                                    108,261
     279,441  Jardine Matheson Holdings Ltd                                                    1,690,618
     482,500  Jardine Strategic Holdings Ltd                                                   1,582,600
      40,000  Jurong Shipyard Ltd                                                                190,743
      77,000  Lum Chang Holdings Ltd                                                              72,356
      24,000  Metro Holdings Ltd                                                                  78,429
     306,000  Neptune Orient Lines Ltd                                                           263,941
      11,000  Prima Ltd                                                                           38,261
      27,000  Robinson and Co Ltd                                                                110,764
      15,400  Shangri-La Hotel Ltd                                                                48,597
      19,000  Singapore Land Ltd                                                                 107,258
     161,000  Straits Trading Co Ltd                                                             397,419
      21,000  Times Publishing Ltd                                                                46,830

24            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Singapore - continued
      36,000  United Engineers                                                                    62,356
     648,000  United Industrial Corp Ltd                                                         558,934
      97,000  United Overseas Land Ltd                                                           155,091
      31,000  Wearne Brothers Ltd                                                                 84,783
                                                                                         ----------------
                                                                                               8,867,123
                                                                                         ----------------
              Spain - 2.8%
      20,292  Argentaria Corporacion Bancaria de Espana SA                                       812,529
      21,792  Autopistas Concesionaria Espanola SA (Registered)                                  243,231
         230  Azucarera de Espana SA                                                              10,846
      39,511  Banco Bilbao Vizcaya SA                                                          2,329,040
      13,636  Banco Central Hispanoamericano SA                                                  361,471
       1,628  Bankinter SA                                                                       217,483
       9,165  Dragados y Construcciones SA                                                       138,738
       4,145  Empresa Nacional de Electricidad SA                                                253,008
       5,375  Ercros SA *                                                                          3,487
         214  Fabricacion de Automoviles Renault de Espana SA                                      4,105
     131,897  FENOSA SA                                                                        1,044,319
      44,854  Fuerzas Electricas de Cataluna SA                                                  358,269
      10,759  General Aguas de Barcelona SA                                                      412,797
     269,696  Iberdrola SA                                                                     2,944,362
       5,890  Prosegur Compania (Registered)                                                      63,276
      68,690  Repsol SA                                                                        2,611,514
       7,161  Sarrio SA                                                                           26,026
      46,612  Sevillana de Electricidad                                                          422,711
       8,101  Tabacalera SA Class A                                                              366,763
       9,552  Tableros Defibras Class B                                                           92,288
     154,114  Telefonica de Espana SA                                                          3,547,794
       2,700  Telefonica de Espana SA ADR                                                        185,963
       4,700  Uralita SA                                                                          36,885
                                                                                         ----------------
                                                                                              16,486,905
                                                                                         ----------------
              Sweden - 5.8%
      14,345  Assi Doman                                                                         372,108
       8,900  Autoliv AB                                                                         404,756
      27,000  Avesta Sheffield AB                                                                273,669
      85,900  Bilspedition AB Class B *                                                          319,629
      25,496  Celsius Industrier AB Class B                                                      491,347
         772  Custos AB Series Class A                                                            17,915
       4,400  Custos AB Series Class B                                                           101,812
      60,800  Electrolux AB Class B                                                            3,802,990
      14,547  Esselte AB Class A                                                                 352,127
       9,200  Esselte AB Class B                                                                 223,310
      10,474  Euroc Industri AB Class A                                                          389,732
       1,108  Fastighets AB (Hufvudstaden) Class A                                                 8,201
       7,900  Hennes and Mauritz AB Class B                                                    1,123,138
       4,609  Industrivarden AB Class A                                                          231,738

              See accompanying notes to the financial statements.             25

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------
              Sweden - continued
       1,765  Industrivarden AB Class C (Bearer)                                                  84,741
      13,500  Kinnevik Investment Class B                                                        382,597
      23,700  Marieberg Tidnings AB Class A                                                      657,447
     100,800  Mo Och Domsjo AB Class B                                                         3,199,531
      29,600  Nordbanken                                                                       1,073,765
       2,600  Perstorp AB Class B                                                                 46,812
       4,100  Skandia Group Foersaekrings AB                                                     124,672
     170,400  Skandinaviska Enskilda Banken Class A                                            1,795,335
      96,205  Skanska AB Class B                                                               4,246,923
      10,700  SKF AB Class B                                                                     255,438
      89,900  Sparbanken Sverige AB Class A                                                    1,774,476
      40,800  Ssab Swedish Steel Class A                                                         693,776
      14,700  Ssab Swedish Steel Class B                                                         249,963
      52,423  Stena Line AB Class B                                                              248,898
     177,000  Stora Kopparberg Bergslags Class A                                               2,419,613
      33,900  Stora Kopparberg Bergslags Class B                                                 458,896
     131,100  Svenska Cellulosa Class B                                                        2,911,157
      33,600  Svenska Handelsbanken Class A                                                      941,038
       2,800  Svenska Kullagerfabriken AB                                                         66,097
       1,001  Sydkraft AB Class A                                                                 22,695
      83,100  Telefonaktiebologet LM Ericsson Class B                                          2,643,250
      61,700  Trelleborg AB Class B                                                              966,878
         523  Trygg Hansa Holdings AB B Free                                                      11,021
       4,050  Volvo AB Class A                                                                   100,736
      19,500  Volvo AB Class B                                                                   488,924
                                                                                         ----------------
                                                                                              33,977,151
                                                                                         ----------------
              Switzerland - 1.6%
          25  Adia SA (Bearer)                                                                     8,102
      26,095  Alberta Energy Ltd                                                                 548,856
         300  Alusuisse Lonza Holdings (Bearer)                                                  234,508
          60  Bobst SA (Bearer)                                                                   81,193
          21  Danzas Holding AG (Registered)                                                      22,495
         765  Elektrowatt AG (Bearer)                                                            275,400
          80  Fischer (George) AG (Bearer)                                                        81,627
         500  Hilti AG, Schaan (Participating Certificate)                                       315,254
         306  Holderbank Financiere Glarus AG (Bearer)                                           227,788
       1,870  Holderbank Financiere Glarus AG (Registered)                                       280,183
          50  Interdiscount Holdings (Bearer) *                                                      556
          50  Kuoni Reisen Holdings AG (Registered)                                              131,525
           5  Magazine zum Globus (Registered)                                                     2,441
         310  Merkur Holding AG (Registered)                                                      65,363
         638  Novartis AG (Bearer)                                                               730,132
       3,306  Novartis AG (Registered)                                                         3,778,926
       3,944  Novartis Rights 3/12/97 *                                                          249,608
          25  Schindler Holding AG (Participating Certificate)                                    27,966
          25  Schindler Holding AG (Registered)                                                   26,610
          10  Schweizerische Rueckversicherungsgesellschaft (Bearer)                              10,231

26            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              Switzerland - continued
         280  Sika Finanz AG (Bearer)                                                             69,478
         648  SMH AG (Bearer)                                                                    369,031
         800  SMH AG (Registered)                                                                105,356
         105  Sulzer Gebrueder AG (Registered)                                                    65,492
       6,950  Swiss Bank Corp (Registered)                                                     1,319,322
                                                                                         ----------------
                                                                                               9,027,443
                                                                                         ----------------
              United Kingdom - 24.8%
       9,800  3 Group Plc                                                                         81,382
      38,400  Allied Colloids                                                                     80,505
     271,500  Allied Domecq Plc                                                                1,929,057
     186,490  AMEC                                                                               362,068
      14,310  Amersham International                                                             302,341
      95,740  Amstrad Plc                                                                        298,342
      75,100  Anglian Water Plc                                                                  793,966
      25,633  Argos Plc                                                                          286,887
     175,400  Arjo Wiggins Appleton Plc                                                          463,587
   2,794,900  ASDA Group                                                                       5,107,065
      39,300  Ashley (Laura) Holdings                                                            100,986
     150,200  Associated British Foods                                                         1,190,949
      46,400  Associated British Ports Holdings Ltd                                              237,325
      23,200  Astec (BSR)                                                                         54,505
     222,900  Bank of Scotland                                                                 1,241,904
     135,390  Barratt Development                                                                612,966
     408,990  Bass                                                                             5,705,134
      44,800  BAT Industries                                                                     392,500
      11,700  BBA Group                                                                           65,474
     127,300  Beazer Holmes Plc                                                                  415,380
      15,800  Berisford International                                                             35,315
   2,484,800  BG Plc                                                                           6,911,987
       9,662  BICC                                                                                43,507
      48,100  Blue Circle Industries                                                             312,723
      48,170  Booker Plc                                                                         269,561
      62,200  BPB Industries Plc                                                                 347,059
     102,325  British Aerospace                                                                2,128,944
      85,981  British Airways                                                                    884,453
       5,770  British Land Co                                                                     50,364
     405,000  British Petroleum                                                                4,489,847
     492,100  British Steel                                                                    1,204,292
   1,471,400  British Telecom Plc                                                             10,216,667
     115,750  BTR                                                                                454,175
      11,043  Bunzl Co                                                                            37,925
      24,280  Burmah Castrol Plc                                                                 409,597
     766,920  Burton Group                                                                     1,958,175
      82,800  Caradon                                                                            368,791
      11,750  Carlton Communications                                                             100,068
   2,484,800  Centrica Plc *                                                                   2,655,338
         150  Charter Plc (Registered)                                                             1,806
       4,500  Chubb Security                                                                      31,349

              See accompanying notes to the financial statements.             27

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              United Kingdom - continued
     341,682  Coats Viyella                                                                      719,116
       6,300  Cobham Group Plc                                                                    60,283
     173,104  Cookson Group                                                                      660,861
      61,100  Cordiant Plc *                                                                      97,442
      23,086  Costain Group (b)                                                                   16,949
      31,000  Courtaulds                                                                         184,098
      51,100  Courtaulds Textiles Plc                                                            206,757
      35,149  Dalgety Plc                                                                        188,094
     147,848  Dawson International                                                               166,438
         200  De La Rue Plc                                                                        2,030
      29,600  Delta                                                                              169,506
      75,400  Electrocomponents Plc                                                              493,906
       3,247  Energy Group Plc *                                                                  27,653
     246,277  English China Clays Plc                                                            859,854
     225,900  Enterprise Oil                                                                   2,292,417
     348,800  Eurotunnel SA Units (Registered) *                                                 432,491
      47,990  FKI                                                                                146,413
      17,254  General Electric                                                                   104,999
      50,190  Glaxo Wellcome Plc                                                                 850,785
      29,870  Granada Group                                                                      450,292
         338  Grand Metropolitan                                                                   2,509
      29,370  Great Portland Estates Plc                                                         101,105
      91,656  Greenalls Group Plc                                                                834,415
       7,200  Greycoat Plc                                                                        18,795
         400  Guinness                                                                             2,989
       6,300  Hambros                                                                             26,724
       4,058  Hanson Plc                                                                          18,207
     166,550  Harrisons & Crosfield                                                              358,679
     126,603  Hazlewood Foods                                                                    245,798
       4,100  Hepworth                                                                            17,526
     412,844  Hillsdown Holdings                                                               1,286,490
      33,000  Hyder Plc                                                                          446,868
       3,900  ICI                                                                                 48,167
       3,247  Imperial Tobacco Group Plc *                                                        22,514
       2,925  Inchcape                                                                            12,694
     154,277  Kingfisher                                                                       1,704,029
      31,610  Kwik Save Group                                                                    157,552
   1,221,791  Ladbroke Group                                                                   4,584,710
      24,223  Laing (John)                                                                       119,745
         300  Laird Group                                                                          1,760
         800  Laporte Plc                                                                          8,392
   1,052,600  Lasmo                                                                            4,138,734
     283,675  Legal & General Group                                                            1,809,610
      32,590  Lex Service                                                                        185,565
     262,600  Lloyds TSB Group                                                                 2,185,003
     141,500  London International                                                               385,532
     690,903  Lonrho                                                                           1,623,180
     120,559  Lucas Variety Plc *                                                                402,235

28            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              United Kingdom - continued
     172,276  Marley                                                                             348,525
      58,600  Meggitt                                                                            101,342
      16,300  Mercury Asset Management                                                           358,480
      52,100  Meyer International                                                                341,705
      91,100  MFI Furniture Group                                                                291,314
         463  Millennium Chemicals Inc                                                             8,855
     315,609  Mirror Group Plc                                                                 1,078,749
      46,500  National Grid Holdings Plc                                                         157,040
     535,593  National Power                                                                   4,292,641
      55,800  Next                                                                               541,674
      12,907  NFC Plc                                                                             36,219
     173,909  Norcros Plc                                                                        261,034
      91,000  Northern Foods Plc                                                                 316,234
      40,490  Ocean Group                                                                        310,149
     321,400  Orange Plc                                                                       1,111,652
     526,900  Peninsular & Oriental Steam Navigation Co                                        5,733,781
     764,714  Pilkington                                                                       1,809,065
      11,000  Powell Duffryn                                                                      73,222
     115,659  Powergen                                                                         1,166,152
      13,000  Premier Farnell Plc                                                                104,563
         192  Racal Electronics                                                                      908
      67,100  Railtrack Group Plc                                                                495,368
      58,573  Reckitt & Colman                                                                   761,628
      88,710  Redland                                                                            503,662
     207,700  Rentokil Plc                                                                     1,528,270
     220,000  Reuters Holdings                                                                 2,358,170
      27,900  Rexam Plc                                                                          147,936
       1,200  RMC Group                                                                           18,648
     143,323  Rolls-Royce                                                                        542,489
      17,661  Royal & Sun Alliance Insurance                                                     141,764
      76,800  Rugby Group                                                                        136,576
      37,697  Safeway Plc                                                                        222,640
      16,400  Sainsbury (J)                                                                       82,678
         400  Salvesen (Christian)                                                                 2,092
     133,516  Scottish Hydro-Electric Plc                                                        775,501
     396,942  Scottish Power Plc                                                               2,266,638
      41,200  Scottish & Newcastle Plc                                                           455,065
     985,012  Sears                                                                            1,301,708
     106,400  Securicor Plc                                                                      543,342
      24,600  Sedgwick Group                                                                      50,570
      72,061  Severn Trent Plc                                                                   838,256
      39,007  Shell Transport & Trading (Registered)                                             661,219
      63,700  Siebe Plc                                                                        1,006,009
     236,085  Signet Group Plc *                                                                 123,255
     127,020  Simon Engineering                                                                   87,038
       9,970  Slough Estates                                                                      46,196
      29,274  Smith & Nephew Plc                                                                  92,178
     184,464  Smithkline Beecham Plc                                                           2,759,739

              See accompanying notes to the financial statements.             29

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


    Shares    Description                                                                Value ($)
--------------------------------------------------------------------------------------------------------

              United Kingdom - continued
       5,160  Smiths Industries                                                                   64,991
      83,300  Southern Electric Plc                                                            1,076,359
      29,700  Southwest Water                                                                    332,405
     173,930  Storehouse Plc                                                                     777,521
     412,195  T & N                                                                            1,096,169
   1,361,340  Tarmac                                                                           2,243,236
      21,200  Tate & Lyle                                                                        150,976
     369,466  Taylor Woodrow Plc                                                               1,151,317
     492,464  Tesco                                                                            2,715,678
     123,700  Thames Water                                                                     1,386,480
       4,200  Thistle Hotels Plc *                                                                14,116
      31,800  TI Group Plc                                                                       273,417
     203,900  Tomkins Plc                                                                        948,089
      84,400  Transport Development Group                                                        282,282
      14,770  Unigate                                                                            110,124
      42,788  Unilever                                                                         1,100,533
     264,052  United Biscuits                                                                  1,033,922
      17,600  United News & Media Plc                                                            203,298
     336,800  United Utilities                                                                 3,643,113
      28,900  Vendome Luxury Group Plc Units                                                     248,011
      37,000  Vickers                                                                            162,987
     101,630  Vodafone Group Plc                                                                 482,505
      89,200  Waste Management International *                                                   343,450
      90,970  Wessex Water Plc                                                                   534,303
     251,070  Whitbread Plc Class A                                                            3,219,619
      27,300  Willis Corroon Group Plc                                                            68,146
      93,635  Wilson (Connolly) Holdings                                                         239,842
     412,175  Wimpey (George)                                                                    948,174
       5,435  Wolseley                                                                            41,765
      46,200  Yorkshire Electricity Group                                                        673,101
      45,656  Yorkshire Water                                                                    535,567
                                                                                         ----------------
                                                                                             144,007,612
                                                                                         ----------------

              TOTAL STOCK AND EQUIVALENTS (Cost $526,586,465)                                550,480,734
                                                                                         ----------------

      Par Value ($)/    SHORT-TERM INVESTMENTS - 12.6%
          Shares        Cash Equivalents - 10.5%
   $        14,400,000  Republic Bank of New York Time Deposit, 5.34% due 3/3/97              14,400,000
            46,489,322  The Boston Global Investment Trust (c)                                46,489,322
                                                                                         ----------------
                                                                                              60,889,322
                                                                                         ----------------
                        U.S. Government - 2.1%
   $        13,000,000  U.S. Treasury Bill, 5.56% due 1/8/98 (a)                              12,405,904
                                                                                         ----------------

                        TOTAL SHORT-TERM INVESTMENTS (Cost $73,296,143)                       73,295,226
                                                                                         ----------------

                        TOTAL INVESTMENTS - 107.3%
                        (Cost $599,882,608) * *                                              623,775,960

                        Other Assets and Liabilities (net) -  (7.3%)                         (42,676,875)
                                                                                         ----------------

                        TOTAL NET ASSETS - 100.0%                                       $    581,099,085
                                                                                         ================

30            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

--------------------------------------------------------------------------------

     Notes to the Schedule of Investments:

     ADR American Depositary Receipt

     (a)  This security is held as collateral for open futures contracts.

     (b)  Valued by management (Note 1).

     (c)  Represents investment of security lending collateral (Note 1).

     * Non-income producing security. A dividend has not been declared for the year ended February 28, 1997.

     ** The aggregate identified cost for federal income tax purposes is $601,292,268, resulting in gross unrealized appreciation and depreciation of $48,651,009 and $26,167,317, respectively, and net unrealized appreciation of $22,483,692.

              See accompanying notes to the financial statements.             31

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

--------------------------------------------------------------------------------






          At February 28, 1997, industry sector diversification of the Fund's equity investments was as follows:


          Industry Sector (Unaudited)

          Banking                                                    8.1 %
          Utilities                                                  7.0
          Services                                                   6.4
          Conglomerates                                              6.0
          Oil and Gas                                                5.5
          Construction                                               5.3
          Real Estate                                                5.2
          Consumer Goods                                             5.0
          Telecommunications                                         4.6
          Transportation                                             4.6
          Retail Trade                                               4.3
          Chemicals                                                  4.1
          Food and Beverage                                          3.6
          Machinery                                                  3.6
          Electronic Equipment                                       3.4
          Health Care                                                3.0
          Automotive                                                 2.7
          Paper and Allied Products                                  2.7
          Metals and Mining                                          2.3
          Communications                                             2.3
          Insurance                                                  2.1
          Financial Services                                         1.3
          Aerospace                                                  1.1
          Computers                                                  0.6
          Textiles                                                   0.6
          Miscellaneous                                              4.6
                                                      ===================
                                                                   100.0%
                                                      ===================

32              See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
----------------------------------------------------------------------------------------------
Assets:
     Investments, at value (cost $599,882,608)(Note 1)                         $   623,775,960
     Foreign currency, at value (cost $6,188,600)(Note 1)                            6,166,261
     Cash                                                                               72,046
     Dividends and interest receivable                                                 507,914
     Foreign withholding taxes receivable                                              327,876
     Receivable for investments sold                                                 2,254,352
     Receivable for open forward foreign currency contracts (Note 6)                19,815,413
     Receivable for expenses waived or borne by Manager (Note 2)                       327,064
                                                                                ---------------

         Total assets                                                              653,246,886
                                                                                ---------------

Liabilities:
     Payable for investments purchased                                               5,337,815
     Payable for open forward foreign currency contracts (Note 6)                   18,394,863
     Payable upon return of securities loaned (Note 1)                              46,489,322
     Payable for Fund shares repurchased                                               707,000
     Payable for variation margin on open futures contracts (Notes 1 and 6)            429,744
     Payable to affiliate for (Note 2):
         Management fee                                                                334,997
         Shareholder service fee                                                        66,999
     Accrued expenses                                                                  387,061
                                                                                ---------------

         Total liabilities                                                          72,147,801
                                                                                ---------------

Net assets                                                                     $   581,099,085
                                                                                ===============
Net assets consist of:
     Paid-in capital                                                           $   510,898,081
     Accumulated undistributed net investment income                                31,487,338
     Accumulated undistributed net realized gain                                    14,851,199
     Net unrealized appreciation                                                    23,862,467
                                                                                ---------------

                                                                               $   581,099,085
                                                                                ===============

Net assets attributable to Class III Shares                                    $   581,099,085
                                                                                ===============

Shares outstanding - Class III                                                      45,811,127
                                                                                ===============

Net asset value per share - Class III                                          $         12.68
                                                                                ===============

              See accompanying notes to the financial statements.             33

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1997
--------------------------------------------------------------------------------

Investment income:
     Dividends (net of foreign tax expense of $1,353,462)                          $    11,592,957
     Interest (including securities lending income of $115,347)                          3,648,473
                                                                                    ---------------
         Total income                                                                   15,241,430
                                                                                    ---------------

Expenses:
     Management fee (Note 2)                                                             3,841,815
     Custodian fees                                                                      1,149,274
     Stamp duties and transfer taxes                                                       156,678
     Audit fees                                                                             67,677
     Registration fees                                                                      39,892
     Legal fees                                                                             26,662
     Transfer agent fees                                                                    25,491
     Trustees fee (Note 2)                                                                   2,505
     Miscellaneous                                                                           3,612
     Fees waived or borne by Manager (Note 2)                                           (2,218,152)
                                                                                    ---------------
                                                                                         3,095,454

     Shareholder service fee - Class III (Note 2)                                          595,691
                                                                                    ---------------
         Net expenses                                                                    3,691,145
                                                                                    ---------------
            Net investment income                                                       11,550,285
                                                                                    ---------------

Realized and unrealized gain (loss):
        Net realized gain (loss) on:
            Investments                                                                 23,020,912
            Closed futures contracts                                                      (845,223)
            Closed swap contracts                                                        1,412,223
            Foreign currency, forward contracts and foreign currency
                related transactions                                                    32,630,755
                                                                                    ---------------
                Net realized gain                                                       56,218,667
                                                                                    ---------------

         Change in net unrealized appreciation (depreciation) on:
            Investments                                                                 13,411,825
            Open futures contracts                                                      (1,033,373)
            Foreign currency, forward contracts and foreign currency
                related transactions                                                      (798,312)
                                                                                    ---------------
                Net unrealized gain                                                     11,580,140
                                                                                    ---------------
         Net realized and unrealized gain                                               67,798,807
                                                                                    ---------------
Net increase in net assets resulting from operations                               $    79,349,092
                                                                                    ===============

34            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Year Ended          Period Ended
Increase (decrease) in net assets:                                                          February 28, 1997   February 29, 1996 *
                                                                                           ------------------- --------------------
Operations:
       Net investment income                                                                $      11,550,285          2,761,612
       Net realized gain                                                                           56,218,667          9,472,130
       Change in net unrealized appreciation (depreciation)                                        11,580,140         12,282,327
                                                                                            ------------------   ----------------

       Net increase in net assets resulting from operations                                        79,349,092         24,516,069
                                                                                            ------------------   ----------------
Distributions to shareholders from:
       Net investment income - Class III                                                          (12,206,199)        (1,491,247)
       Net realized gains - Class III                                                             (18,177,235)        (1,789,497)
                                                                                            ------------------   ----------------
                                                                                                  (30,383,434)        (3,280,744)
                                                                                            ------------------   ----------------

Net share transactions - Class III (Note 5)                                                       124,906,849        385,991,253
                                                                                            ------------------   ----------------

       Total increase in net assets                                                               173,872,507        407,226,578

Net assets:
       Beginning of period                                                                        407,226,578             -
                                                                                            ------------------   ----------------
       End of period (including accumulated undistributed
          net investment income of $31,487,338 and
          $6,114,326, respectively)                                                         $     581,099,085        407,226,578
                                                                                            ==================   ================

*   Period from June 30, 1995 (commencement of operations) to February 29, 1996.


              See accompanying notes to the financial statements.             35

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                             Year Ended                 Period Ended
                                                                         February 28, 1997           February 29, 1996*
                                                                        ---------------------       ---------------------

Net asset value, beginning of period                                   $                11.54      $                10.00
                                                                        ---------------------       ---------------------

Income from investment operations:
  Net investment income                                                                  0.22                        0.23
  Net realized and unrealized gain (loss)                                                1.63                        1.44
                                                                        ---------------------       ---------------------

         Total from investment operations                                                1.85                        1.67
                                                                        ---------------------       ---------------------

Less distributions to shareholders from:
     Net investment income                                                              (0.28)                      (0.06)
     Net realized gains                                                                 (0.43)                      (0.07)
                                                                        ---------------------       ---------------------

         Total distributions                                                            (0.71)                      (0.13)
                                                                        ---------------------       ---------------------

Net asset value, end of period                                         $                12.68      $                11.54
                                                                        =====================       =====================

Total Return (a)                                                                       16.55%                       16.66%

Ratios/Supplemental Data:

     Net assets, end of period (000's)                                 $              581,099          $          407,227
     Net expenses to average
         daily net assets                                                               0.72% (c)                   0.69% **
     Net investment income to average
         daily net assets                                                               2.25%                       1.89% **
     Portfolio turnover rate                                                              84%                          7%
     Average broker commission rate per equity share (b)               $               0.0067                         N/A
     Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                                $                 0.04          $             0.05


*        Period from June 30, 1995 (commencement of operations) to February 29,
         1996.
**       Annualized.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .03% of average daily net assets.


36            See accompanying notes to the financial statements.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28,1997
--------------------------------------------------------------------------------
1.   Significant accounting policies

     The GMO Currency Hedged International Core Fund (the "Fund"), which commenced operations on June 30, 1995, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

     The Fund seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers and through management of the Fund's foreign currency positions.

     On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. At February 28, 1997, Class III was the only active class of shares of the Fund.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Futures contracts
     The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Forward currency contracts
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1997.

     Swap agreements
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements as of February 28, 1997.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
     Security lending
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $40,234,543 collateralized by cash in the amount of $46,489,322, which was invested in a short-term instrument.

     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency and passive foreign investment company transactions.

     The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

          Undistributed Net        Accumulated Net Realized
          Investment Income              Gain/(Loss)                Paid-in Capital
     ---------------------------   ------------------------    --------------------------
             $26,028,926                ($26,028,905)                    ($21)

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .60% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .75% of the amount invested. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $266,701 in purchase premiums. There is no premium for cash redemptions or reinvested distributions.

     Investment risk
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .54% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .69%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $2,505. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1997, aggregated $638,371,793 and $370,931,104, respectively.


4.   Principal shareholder

     At February 28, 1997, 23% of the outstanding shares of the Fund were held by one shareholder.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


     Class III:                                                                       Period from June 30, 1995
                                           Year Ended                               (commencent of operations) to
                                       February 28, 1997                                   February 29, 1996
                          ---------------------------------------------      ----------------------------------------------
                                 Shares                  Amount                     Shares                   Amount
                          ---------------------    --------------------      ---------------------    ---------------------
    Shares sold                  16,351,665       $      195,574,666                35,069,613       $      383,683,337

    Shares issued to
    shareholders in
    reinvestment of
    distributions                 2,179,223               26,037,897                   253,567                2,801,916

    Shares repurchased           (7,998,316)             (96,705,714)                  (44,625)                (494,000)
                          ---------------------    --------------------      ---------------------    ---------------------
    Net increase                 10,532,572       $      124,906,849                35,278,555       $      385,991,253
                          =====================    ====================      =====================    =====================

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
6.   Financial instruments

A summary of outstanding financial instruments at February 28, 1997 is as follows:

     Forward currency contracts

                                                                                                          Net Unrealized
          Settlement                                          Units of                                     Appreciation
             Date                Deliver/Receive              Currency                  Value             (Depreciation)
        ----------------   ----------------------------  ------------------     ---------------------   ------------------
        Buys
        3/3/97                         ATS                      48,800,000     $           4,107,329   $              933
        5/9/97                         ATS                     193,909,467                16,381,777             (528,788)
        6/13/97                        ATS                     131,213,831                11,108,054             (204,946)
        3/7/97                         AUD                       3,303,719                 2,564,033              (44,914)
        5/9/97                         AUD                       1,263,424                   979,229                7,997
        7/11/97                        AUD                       3,303,719                 2,559,336                1,498
        3/7/97                         BEF                     561,923,767                16,137,612           (1,937,865)
        5/7/97                         BEF                     390,375,000                11,241,167             (377,552)
        5/12/97                        BEF                      30,761,720                   886,055              (39,945)
        7/11/97                        BEF                     561,923,767                16,245,313             (101,151)
        3/3/97                         CAD                      22,586,200                16,523,667             (458,439)
        3/7/97                         CAD                       5,135,450                 3,757,979               (4,366)
        4/9/97                         CAD                         682,000                   500,069                  984
        5/9/97                         CAD                       4,488,290                 3,297,638              (64,314)
        6/13/97                        CAD                       3,984,417                 2,933,761              (43,239)
        7/11/97                        CAD                      22,586,200                16,659,152              (52,798)
        3/7/97                         CHF                       3,031,802                 2,056,072             (307,896)
        5/9/97                         CHF                      20,924,246                14,279,759             (613,701)
        7/11/97                        CHF                       3,031,802                 2,083,365                  940
        3/3/97                         DEM                      11,000,000                 6,516,009               11,751

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
    Forward currency contracts - continued
        Buys - continued

                                                                                                          Net Unrealized
          Settlement                                          Units of                                     Appreciation
             Date                Deliver/Receive              Currency                  Value             (Depreciation)
        ----------------   ----------------------------  ------------------     ---------------------   ------------------
        3/7/97                         DEM                      74,100,618    $           43,902,706  $        (4,961,990)
        5/9/97                         DEM                       2,257,663                 1,342,626              (43,698)
        7/11/97                        DEM                      74,100,618                44,257,768              (20,266)
        3/3/97                         DKK                      19,463,970                 3,022,215                4,077
        3/7/97                         DKK                       5,186,232                   805,401              (87,930)
        7/11/97                        DKK                       5,186,232                   810,601                 (965)
        3/3/97                         ESP                      25,500,000                   177,886              (23,313)
        3/7/97                         ESP                     285,347,700                 1,990,439               (6,257)
        5/9/97                         ESP                     435,133,120                 3,030,133             (104,719)
        6/13/97                        ESP                   2,246,913,574                15,641,318             (272,682)
        7/11/97                        ESP                      25,500,000                   177,504               (1,117)
        3/3/97                         FIM                       5,500,000                 1,092,386               (7,174)
        3/7/97                         FIM                       1,670,108                   331,772              (36,906)
        5/9/97                         FIM                      10,125,280                 2,018,500              (64,677)
        7/11/97                        FIM                       1,670,108                   334,425                 (742)
        3/7/97                         FRF                      41,824,000                 7,342,375               (8,064)
        3/7/97                         GBP                       3,594,363                 5,863,894              108,781
        5/9/97                         GBP                       8,998,008                14,657,214               73,263
        7/11/97                        GBP                       3,594,363                 5,848,339               (5,080)
        3/3/97                         HKD                     410,000,000                52,944,215                6,836
        3/7/97                         HKD                     240,621,576                31,071,571              (16,603)
        5/9/97                         HKD                      16,151,933                 2,085,014               (2,986)
        7/11/97                        HKD                      84,352,356                10,885,636               (2,614)
        3/7/97                         IEP                       6,081,740                 9,630,718              (23,287)
        5/9/97                         IEP                       2,942,405                 4,655,267              (51,404)
        7/11/97                        IEP                         869,619                 1,375,913                2,436
        3/3/97                         ITL                  11,400,000,000                 6,745,562             (522,556)

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
        Forward currency contracts - continued
        Buys - continued

                                                                                                          Net Unrealized
          Settlement                                          Units of                                     Appreciation
             Date                Deliver/Receive              Currency                  Value             (Depreciation)
        ----------------   ----------------------------  ------------------     ---------------------   ------------------
        3/7/97                         ITL                  21,277,125,000    $           12,587,892  $           (97,451)
        6/13/97                        ITL                  35,064,965,576                20,637,626             (870,374)
        7/11/97                        ITL                   7,500,000,000                 4,409,996              (45,008)
        3/3/97                         JPY                     780,764,200                 6,469,170             (640,967)
        5/9/97                         JPY                   1,094,192,060                 9,150,232             (261,768)
        7/11/97                        JPY                     780,764,200                 6,588,620               78,725
        3/3/97                         MYR                      35,300,000                14,216,673               38,828
        3/7/97                         MYR                      10,823,411                 4,358,442                8,546
        5/9/97                         MYR                      32,310,630                12,975,740               49,420
        3/3/97                         NLG                       7,850,000                 4,134,190              (15,955)
        3/7/97                         NLG                       6,924,341                 3,647,376                 (469)
        5/9/97                         NLG                       1,727,045                   913,168              (33,937)
        6/13/97                        NLG                       4,997,577                 2,648,675              (54,325)
        3/3/97                         NOK                     103,800,000                15,403,907           (1,019,165)
        3/7/97                         NOK                      60,878,131                 9,035,830              (34,848)
        6/13/97                        NOK                     111,552,121                16,638,467             (568,533)
        7/11/97                        NOK                      86,800,000                12,967,404             (110,794)
        3/3/97                         NZD                       6,250,000                 4,323,438              (16,563)
        3/7/97                         NZD                      11,364,915                 7,860,053              (34,364)
        6/13/97                        NZD                      20,927,540                14,381,080               99,080
        3/3/97                         SEK                      25,000,000                 3,334,200             (453,679)
        3/7/97                         SEK                      53,462,907                 7,130,935              (27,710)
        6/13/97                        SEK                       4,671,192                   624,984               (9,016)
        7/11/97                        SEK                      25,000,000                 3,348,889              (15,170)
        3/3/97                         SGD                       1,400,000                   981,767                1,306
        3/7/97                         SGD                       7,070,152                 4,957,956                5,829
                                                                                                        ------------------
                                                                                                       $      (14,853,810)
                                                                                                        ==================

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
        Forward currency contracts - continued

                                                                                                          Net Unrealized
          Settlement                                          Units of                                     Appreciation
             Date                Deliver/Receive              Currency                  Value             (Depreciation)
        ----------------   ----------------------------  ------------------     ---------------------   ------------------
        Sales
        3/3/97                         ATS                      48,800,000    $            4,107,329  $           526,477
        4/9/97                         ATS                     364,253,753                30,733,837            1,994,246
        7/11/97                        ATS                      48,800,000                 4,142,644               (7,016)
        3/7/97                         AUD                       3,303,719                 2,564,033               (2,197)
        4/9/97                         AUD                      33,000,000                25,612,620               (1,320)
        5/9/97                         AUD                       1,360,142                 1,055,280                2,720
        6/13/97                        AUD                       6,205,310                 4,813,156              (92,156)
        3/7/97                         BEF                     561,923,767                16,137,612               85,873
        5/7/97                         BEF                     245,300,000                 7,075,064              188,780
        3/3/97                         CAD                      22,586,200                16,523,667               41,203
        3/7/97                         CAD                       5,135,450                 3,757,979               32,021
        5/9/97                         CAD                      12,981,750                 9,542,864              191,355
        7/11/97                        CAD                       5,135,450                 3,790,016                1,384
        3/7/97                         CHF                       3,031,802                 2,056,072                 (612)
        5/9/97                         CHF                      70,200,195                47,945,975            1,919,066
        3/3/97                         DEM                      11,000,000                 6,516,009              822,217
        3/7/97                         DEM                      74,100,618                43,902,706               21,786
        5/9/97                         DEM                      67,414,061                40,108,843            1,198,840
        6/13/97                        DEM                      65,519,282                39,072,749              425,251
        7/11/97                        DEM                      11,000,000                 6,573,039              (16,443)
        3/3/97                         DKK                      19,463,970                 3,022,215              361,646
        3/7/97                         DKK                       5,186,232                   805,410                  791
        5/9/97                         DKK                      13,946,880                 2,173,542               68,001
        6/13/97                        DKK                      54,978,323                 8,584,192              133,808
        7/11/97                        DKK                      19,463,970                 3,043,777               (5,902)
        3/3/97                         ESP                      25,500,000                   177,886                  936
        3/7/97                         ESP                     285,347,700                 1,990,439              224,151

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
        Forward currency contracts - continued
        Sales - continued

                                                                                                          Net Unrealized
          Settlement                                          Units of                                     Appreciation
             Date                Deliver/Receive              Currency                  Value             (Depreciation)
        ----------------   ----------------------------  ------------------     ---------------------   ------------------
        7/11/97                        ESP                     285,347,700   $             1,987,950  $             6,052
        3/3/97                         FIM                       5,500,000                 1,092,386              128,480
        3/7/97                         FIM                       1,670,108                   331,772                  482
        7/11/97                        FIM                       5,500,000                 1,103,256                5,615
        3/7/97                         FRF                      41,824,000                 7,342,375              657,625
        5/9/97                         FRF                     194,159,911                34,223,935              989,807
        7/11/97                        FRF                      41,824,000                 7,403,054                  157
        3/7/97                         GBP                       3,594,363                 5,863,894                3,184
        5/9/97                         GBP                      85,535,240               139,421,585           (1,612,355)
        6/13/97                        GBP                      13,953,245                22,730,201              (49,201)
        3/3/97                         HKD                     410,000,000                52,944,215               54,751
        3/7/97                         HKD                     240,621,576                31,071,571               21,037
        7/11/97                        HKD                     566,269,220                73,092,995              (16,730)
        3/7/97                         IEP                       6,081,740                 9,630,718              343,193
        5/9/97                         IEP                       2,060,404                 3,262,917               73,083
        7/11/97                        IEP                       5,212,121                 8,255,348              (13,108)
        3/3/97                         ITL                  11,400,000,000                 6,745,562              319,338
        3/7/97                         ITL                  21,277,125,000                12,587,892            1,240,556
        5/9/97                         ITL                  24,420,593,000                14,403,606              814,968
        7/11/97                        ITL                  25,177,125,000                14,817,090               98,414
        3/3/97                         JPY                     780,764,200                 6,469,170              (77,322)
        4/9/97                         JPY                   1,684,985,400                14,038,971              524,114
        5/9/97                         JPY                  10,276,849,990                86,004,502             (514,913)
        6/13/97                        JPY                     428,936,200                 3,607,366              (65,366)
        3/3/97                         MYR                      35,300,000                14,216,673             (254,723)
        3/7/97                         MYR                      10,823,411                 4,358,442              (82,442)
        5/9/97                         MYR                      19,515,279                 7,841,303              (30,756)
        6/13/97                        MYR                      51,400,306                20,630,008             (106,008)

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued
--------------------------------------------------------------------------------
        Forward currency contracts - continued
        Sales - continued

                                                                                                          Net Unrealized
          Settlement                                          Units of                                     Appreciation
             Date                Deliver/Receive              Currency                  Value             (Depreciation)
        ----------------   ----------------------------  ------------------     ---------------------   ------------------
        7/11/97                        MYR                      46,123,411    $           18,496,370  $           (52,567)
        3/3/97                         NLG                       7,850,000                 4,134,190              553,777
        3/7/97                         NLG                       6,924,341                 3,647,371              405,324
        4/9/97                         NLG                       9,413,880                 4,971,887              409,933
        5/9/97                         NLG                      42,674,933                22,584,492              767,725
        7/11/97                        NLG                      14,774,341                 7,853,568                6,811
        3/3/97                         NOK                     103,800,000                15,403,907              107,055
        3/7/97                         NOK                      60,878,131                 9,035,830              398,020
        5/9/97                         NOK                      41,461,815                 6,180,932              211,504
        7/11/97                        NOK                      43,878,131                 6,564,203               17,648
        3/3/97                         NZD                       6,250,000                 4,323,438              107,813
        3/7/97                         NZD                      11,364,915                 7,860,053               25,419
        5/9/97                         NZD                      15,552,181                10,719,495              (30,237)
        7/11/97                        NZD                      17,614,915                12,099,156              110,569
        3/3/97                         SEK                      25,000,000                 3,334,200               12,610
        3/7/97                         SEK                      53,462,907                 7,130,935              770,066
        5/9/97                         SEK                     376,407,413                50,342,980            1,631,130
        7/11/97                        SEK                      53,462,907                 7,169,047               21,660
        3/3/97                         SGD                       1,400,000                   981,767               21,314
        3/7/97                         SGD                       7,070,152                 4,957,956               56,336
        6/13/97                        SGD                      19,538,218                13,771,938              158,061
        7/11/97                        SGD                       8,470,152                 5,981,126               (8,449)
                                                                                                        ------------------
                                                                                                      $        16,274,360
                                                                                                        ==================

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
Currency Abbreviations

ATS        Austrian Schilling                                      GBP        British Pound
AUD        Australian Dollar                                       HKD        Hong Kong Dollar
BEF        Belgian Franc                                           IEP        Irish Pound
CAD        Canadian Dollar                                         ITL        Italian Lira
CHF        Swiss Franc                                             JPY        Japanese Yen
DEM        German Mark                                             MYR        Malaysian Ringgit
DKK        Danish Krona                                            NLG        Netherlands Guilder
ESP        Spanish Peseta                                          NOK        Norwegian Kroner
FIM        Finnish Markka                                          NZD        New Zealand Dollar
FRF        French Franc                                            SEK        Swedish Krona
                                                                   SGD        Singapore Dollar

Futures Contracts

          Settlement                                          Units of                                     Appreciation
             Date                Deliver/Receive              Currency                  Value             (Depreciation)
        ----------------   ----------------------------  ------------------     ---------------------   ------------------
        Buys
                      2     DAX                               March 1997         $           386,329     $          10,354
                      2     IBEX 35                           March 1997                      73,680                (3,707)
                    241     MIB 30                            March 1997                  24,733,160             2,131,792
                    133     OMX STOCK                         March 1997                   3,642,463               (88,134)
                    186     TOPIX                             March 1997                  21,483,470            (2,426,098)
                    148     TSE 35                            March 1997                  17,658,439               703,749
                                                                                                         ------------------
                                                                                                         $         327,956
                                                                                                         ==================

        Sales
                    358     ALL ORDS                          March 1997         $        16,860,355     $        (305,029)
                    220     HANG SENG                         March 1997                  18,849,432               297,050
                    140     MATIF CAC 40                      March 1997                  12,895,933            (1,713,033)
                      2     FTSE 100 ID                       March 1997                     349,549               (13,234)
                                                                                                          -----------------
                                                                                                          $     (1,734,246)
                                                                                                          =================

At February 28, 1997, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (Unaudited)

--------------------------------------------------------------------------------
For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 3.9% of distributions as net capital gain dividends.

GMO Currency Hedged International Core Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the GMO Currency Hedged International Core Fund returned 16.6% for the fiscal year ended February 28, 1997 as compared to 17.9% for the GMO EAFE-Lite Hedged Index. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period.

With the exception of Japan and Singapore, the majority of the EAFE countries experienced strong performance during the year. The Japanese market declined by -8.8% in local terms, while EAFE ex-Japan rose by 25.6%. These returns were depressed somewhat for U.S. investors as a result of the dollar's rally during the period, 7.6% versus an EAFE-Lite basket of currencies.

Relative to the GMO EAFE-Lite Index, the impact of the Fund's country weights negatively impacted performance for the year , in spite of a modest underweight in Japan. The primary influence was the Fund's underwriting of the Netherlands, an expensive market which strongly outperformed the index during the year. Additionally, underweighting in France and Germany and an overweighting in Singapore contributed negatively as well. These results were partially offset by the positive impact of the Fund's underweighting of Japan and overweighting of Canada, Italy and Spain.

Relative to EAFE, country selection added value, primarily due to the Fund's underweight in Japan.

Effect of Currency weights

The effect of the Fund's currency weights added value to the account's relative performance, primarily from underweighting the yen, Swiss franc and Dutch guilder. The Fund also benefited from an overweight position in the pound sterling, which was the strongest performing currency for the year. The Fund was modestly hedged back to the U.S. dollar during the year, which added value as well.

Effect of stock selection

Stock selection contributed negatively to the Fund's performance for the year. Growth stocks led the strong performance in many of the developed international markets, while value-based investing lagged. International small capitalization stocks outperformed modestly, following on very weak performance in 1995.

Portfolio structure and outlook

Country selection. We modestly favor Canada, Italy, Singapore and Spain and are underweight in Japan and the major European countries (Germany, the U.K., France and Switzerland). We also continue to underweight the Netherlands, which following its strong run this year, looks even more expensive to us than it has been in the past.

Stock selection. Over time we have gradually broadened the techniques used by the International Core Fund to select stocks. From the simple value screens we began using successfully fifteen years ago, today value includes a proprietary price-to-dividend discount measure. We expect that the use of the dividend discount model, which focuses on value stocks while giving companies credit for financial and operating "quality," will enable the portfolio to be most responsive to opportunities for a valued-based strategy in a more competitive investing environment.

We have diversified the techniques used to select stocks in the portfolio to include momentum screens which allow the portfolio to own selected growth stocks with attractive characteristics. As a result, we expect the portfolio to be more flexible than it has been previously, weathering those periods when value investing is out of favor. Further, the Fund's stock selection models have been customized to add value on a country by country basis.

Today the portfolio is positioned to be flexible to style shifts in the international markets. Value remains at the heart of our approach, however, as the staying power of growth and momentum-based techniques tends to be more limited than value investing and reversals tend to be more severe.


The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Currency Hedged International Core Fund Class III shares and the MSCI EAFE Index
As of February 28, 1997

Average Annual Total Return

                                                              Since
                                                            Inception
                         1 Year         5 Year              06/30/95
Class III                15.9%            N/A               19.8%

                [LINE GRAPH APPEARS HERE]

Date     GMO Currency Hedged International Core Fund    MSCI EAFE Index     GMO EAFE-Lite Hedged Index
06/30/95                 9,925                               10,000                   10,000
02/29/96                11,596                               10,324                   11,878
02/28/97                13,515                               10,745                   14,009

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 60bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Class I shares and Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO Global Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Global Bond Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 22, 1997

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1997





         Par Value         Description                                                               Value ($)

                           DEBT OBLIGATIONS - 89.0%
                           Argentina - 1.4%
USD         1,000,000      Republic of Argentina Bocon Pro 1, PIK,
                                 Variable Rate, 1 mo. Peso Deposit Rate (3.22%), due 4/01/07            1,030,000
                                                                                                  ----------------
                           Brazil - 0.9%
USD           837,030      Brazil Capitalization Bond, PIK, 8.00% due 4/15/14                             662,822
                                                                                                  ----------------
                           Bulgaria - 0.3%
USD           500,000      Bulgaria FLIRB Series B,
                                 Variable Rate, Step up (2.75%), due 7/28/12                              226,250
                                                                                                  ----------------
                           Canada - 2.3%
CAD         2,000,000      Government of Canada Real Return, 4.25% due 12/01/21                         1,608,867
                                                                                                  ----------------
                           Denmark - 5.4%
DKK        15,400,000      Kingdom of Denmark Bullet, 7.00% due 12/15/04                                2,538,012
DKK         7,600,000      Kingdom of Denmark, 8.00% due 11/15/01                                       1,320,143
                                                                                                  ----------------
                                                                                                        3,858,155
                                                                                                  ----------------
                           Ecuador - 0.3%
USD           500,000      Republic of Ecuador Par Bond,
                                 Variable Rate, Step up (3.25%), due 2/28/25                              225,000
                                                                                                  ----------------
                           France - 9.8%
FRF        23,650,000      Credit Foncier, 6.50% due 10/13/08                                           4,339,964
ECU         1,000,000      Government of France, 8.25% due 4/25/22                                      1,354,686
ECU         1,000,000      Societe Nationale des Chemins de Fer, 9.38% due 3/12/01                      1,326,523
                                                                                                  ----------------
                                                                                                        7,021,173
                                                                                                  ----------------
                           Germany - 1.1%
ESP       100,000,000      Deutsche Ausgleichsbank, 8.60% due 5/22/03                                     758,633
                                                                                                  ----------------
                           Greece - 1.4%
GRD       250,000,000      Hellenic Republic,
                                 Variable Rate, 12 mo. GTB + 1.50% (14.20%), due 9/30/03                  983,114
                                                                                                  ----------------
                           Jordan - 0.5%
USD           500,000      Hashemite Kingdom of Jordan Par Bond,
                                 Variable Rate, Step up (4.00%), due 12/23/23 144A                        332,500
                                                                                                  ----------------
                           Mexico - 1.0%
FRF         5,000,000      Mexico Par Bond, 6.63% due 12/31/19                                            715,251
                                                                                                  ----------------
                           New Zealand - 0.5%
NZD           500,000      New Zealand Index Linked Bond, 4.50% due 2/15/16                               327,706
                                                                                                  ----------------

              See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



         Par Value         Description                                                               Value ($)

                           Nigeria - 0.5%
USD           500,000      Central Bank of Nigeria Par Bond,
                                 Variable Rate, Step up (6.25%), due 11/15/20                             338,750
                                                                                                  ----------------
                           Spain - 1.6%
ESP       150,000,000      Government of Spain, 10.25% due 11/30/98                                     1,117,754
                                                                                                  ----------------
                           Supranational - 3.9%
JPY        85,000,000      Asian Development Bank, 5.00% due 2/5/03                                       822,956
GBP         1,000,000      International Bank Recon and Development, 11.50% due 11/09/03                1,982,273
                                                                                                  ----------------
                                                                                                        2,805,229
                                                                                                  ----------------
                           Sweden - 7.1%
SEK         5,000,000      Government of Sweden Index Linked Bond, 4.00% due 12/1/20                      682,906
SEK        10,200,000      Kingdom of Sweden, 13.00% due 6/15/01                                        1,740,969
SEK        13,300,000      Kingdom of Sweden, 10.25% due 5/5/03                                         2,149,292
SEK         4,000,000      Kingdom of Sweden, 6.00% due 2/9/05                                            517,571
                                                                                                  ----------------
                                                                                                        5,090,738
                                                                                                  ----------------
                           United States - 50.4%
                           Asset Backed Securities - 29.5%
USD         5,000,000      Augusta Funding Series 1996-F2,
                                 Variable Rate, LIBOR + .30% (5.89%), due 4/15/06 144A                  4,951,465
USD           438,626      BCI Home Equity Loan 1994-1 Class A1
                                 Variable Rate, 1 mo. LIBOR + .24% (5.99%), due 3/29/44                   440,008
USD         4,000,000      Discover Card Master Trust I Series 1996-2A,
                                 Variable Rate, 1 mo. LIBOR +.22% (5.64%), due 7/18/05                  4,008,000
USD         3,000,000      Eagle Pier Corp BV,
                                 Variable Rate, 6 mo. LIBOR + .25% (6.00%), due 10/03/01                3,015,000
USD         2,000,000      First Chicago Master Trust II 95-0,
                                 Variable Rate, 1 mo. LIBOR + .23% (5.65%), due 2/15/04                 2,007,500
USD         4,000,000      National Premier Finance 95-2, 6.21% due 6/01/99 144A                        3,992,000
USD         2,000,000      National Premier Finance IX 96-1A, 7.20% due 7/01/00                         2,032,000
USD           651,489      Wilshire Liquidating Trust Series 1996-1 144A Class 1,
                                 Variable Rate, 1 mo. LIBOR + .50% (6.00%), due 9/25/01                   649,860
                                                                                                  ----------------
                                                                                                       21,095,833
                                                                                                  ----------------
                           Structured Notes - 9.7%
USD         5,000,000      Federal Home Loan Bank,
                                 Variable Rate, (10.00% - 6 mo. LIBOR)(4.18%), due 9/22/03              4,237,500
USD         2,750,000      Federal Home Loan Bank,
                                 Variable Rate, ((.50 * 10YR CMT) + 1.25%)(4.71%), due 3/16/98          2,701,100
                                                                                                  ----------------
                                                                                                        6,938,600
                                                                                                  ----------------
                           U.S. Government - 2.9%
USD         1,000,000      U.S. Treasury Note, 6.875% due 8/31/99 (a)                                   1,016,250
USD         1,000,000      U.S. Treasury Note, 9.25% due 8/15/98                                        1,045,000
                                                                                                  ----------------
                                                                                                        2,061,250
                                                                                                  ----------------

2             See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



         Par Value         Description                                                               Value ($)

                           U.S. Government Agency - 8.3%
USD         4,000,000      Agency for International Development Floater (Support of India),
                                 Variable Rate, 3 mo. LIBOR + .10% (5.47%), due 2/01/27                 4,016,250
USD         1,928,000      Ship Co 668, Series A, 8.50%, due 5/11/02                                    1,929,928
                                                                                                  ----------------
                                                                                                        5,946,178
                                                                                                  ----------------

                           Total United States                                                         36,041,861
                                                                                                  ----------------
                           Venezuela - 0.6%
USD           500,000      Republic of Venezuela Discount Bond Series A,
                                 Variable Rate, 6 mo. LIBOR + .81% (6.44%), due 3/31/20                   431,250
                                                                                                  ----------------

                           TOTAL DEBT OBLIGATIONS (Cost $64,332,821)                                   63,575,053
                                                                                                  ----------------

       Principal Amount    CALL OPTIONS PURCHASED - 2.4%
       (000's omitted)     Cross Currency Options - 1.9%
DEM            40,600      DEM Call/BEF Put, Expires 4/11/97 Knock Out 20.50, Strike 20.50                158,725
ECU            11,700      ECU Call/DEM Put, Expires 5/14/97 Knock Out 1.894, Strike 1.894                294,536
ECU            39,400      ECU Call/DEM Put, Expires 6/13/97 Knock Out 1.9075, Strike 1.9075              695,206
ECU            20,200      ECU Call/DEM Put, Expires 7/24/97 Knock Out 1.915, Strike 1.92                 211,301
                                                                                                  ----------------
                                                                                                        1,359,768
                                                                                                  ----------------
                           Options on Bonds - 0.4%
USD             2,000      Brazil Discount Z, Expires 4/25/97 Strike 73.00                                177,500
SEK            35,000      Sweden Government Bond 1033, Expires 4/11/97 Strike 117.725                    136,161
                                                                                                  ----------------
                                                                                                          313,661
                                                                                                  ----------------
                           Options on Currency - 0.1%
USD             4,000      German Mark, Expires 2/9/98 Strike 1.61                                        102,000
                                                                                                  ----------------

                           TOTAL CALL OPTIONS PURCHASED (Cost $1,347,784)                               1,775,429
                                                                                                  ----------------

                           PUT OPTIONS PURCHASED - 2.7%
                           Cross Currency Options - 0.5%
DEM            17,400      DEM Put/ITL Call, Expires 1/21/98 Strike 950.00                                 41,227
DEM            23,400      DEM Put/ITL Call, Expires 3/18/97 Strike 1025.00                               311,871
                                                                                                  ----------------
                                                                                                          353,098
                                                                                                  ----------------
                           Options on Bonds - 0.0%
USD               500      Venezuela Discount Bond, Expires 7/10/97 Strike 88.25 less DCB offer             1,645
                                                                                                  ----------------

                           Options on Currency - 2.2%
USD            16,900      French Franc, Expires 6/30/97 Strike 5.195                                   1,368,900
USD             4,000      German Mark, Expires 2/9/98 Strike 1.61                                        190,400
                                                                                                  ----------------
                                                                                                        1,559,300
                                                                                                  ----------------

                           TOTAL PUT OPTIONS PURCHASED (Cost $804,908)                                  1,914,043
                                                                                                  ----------------


              See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



      Par Value         Description                                                               Value ($)

                        SHORT-TERM INVESTMENTS - 4.6%
                        Repurchase Agreement - 4.6%
  $    3,253,041        Salomon Brothers Repurchase Agreement, dated 2/28/97,
                        due 3/3/97 with a maturity value of $3,254,356 and an
                        effective yield of 4.85%, collateralized by U.S. Treasury
                        Obligations with rates ranging from 7.25% to 11.88%,
                        maturity dates ranging from 11/15/03 to 5/15/20 and with
                        an aggregate market value of $3,321,624 (Cost $3,253,041).                   3,253,041
                                                                                               ----------------

                        TOTAL INVESTMENTS - 98.7%
                        (Cost $69,738,554) * *                                                      70,517,566

                        Other Assets and Liabilities (net) -  1.3%                                     896,744
                                                                                               ----------------

                        TOTAL NET ASSETS - 100.0%                                             $     71,414,310
                                                                                               ================

             Notes to the Schedule of Investments:

             DCB - Debt Conversion Bond

             GTB - Greek Treasury Bill

             PIK - Payment In Kind

             CMT - Constant Maturity Treasury Index

             Knock Out - Option will expire if underlying security
                         reaches knock out price.

             144A - Securities exempt from registration under Rule 144A of the
                    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

             Variable and step up rates - The rates shown on
                    variable and step up rate notes are the current interest rates at February 28, 1997, which are subject to change based on the terms of the security.

             (a) All or a portion of this security is held as collateral for open futures contracts.

             ** The aggregate identified cost for federal income tax purposes is $69,748,316, resulting in gross unrealized appreciation and depreciation of $2,342,385 and $1,573,135, respectively, and net unrealized appreciation of $769,250.

             Currency Abbreviations

             AUD   - Australian Dollar            GBP   - British Pound
             BEF   - Belgian Franc                GRD   - Greek Drachma
             CAD   - Canadian Dollar              ITL   - Italian Lira
             CHF   - Swiss Franc                  JPY   - Japanese Yen
             DEM   - German Mark                  NLG   - Netherlands Guilder
             DKK   - Danish Krone                 NZD   - New Zealand Dollar
             ECU   - European Currency Unit       SEK   - Swedish Krona
             ESP   - Spanish Peseta               USD   - United States Dollar
             FRF   - French Franc

4              See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
-----------------------------------------------------------------------------

Assets:
  Investments, at value (cost $69,738,554) (Note 1)                             $    70,517,566
  Cash                                                                                    7,572
  Foreign currency, at value (cost $501,224) (Note 1)                                   475,101
  Interest receivable                                                                 1,303,937
  Receivable for expenses waived or borne by Manager (Note 2)                            24,122
  Receivable for open forward foreign currency contracts (Note 6)                     2,418,300
                                                                                 ---------------
    Total assets                                                                     74,746,598
                                                                                 ---------------

Liabilities:
  Written options outstanding, at value (premiums $369,400) (Note 6)                    330,400
  Payable to brokers for open futures contracts (Notes 1 and 6)                          98,292
  Payable for open forward foreign currency contracts (Note 6)                        2,815,386
  Payable to affiliate for (Note 2):
    Management fee                                                                       19,400
    Shareholder service fee                                                               8,379
  Accrued expenses                                                                       60,431
                                                                                 ---------------
    Total liabilities                                                                 3,332,288
                                                                                 ---------------

Net assets                                                                      $    71,414,310
                                                                                 ===============
Net assets consist of:
  Paid-in capital                                                               $    70,139,724
  Accumulated undistributed net investment income                                     1,195,168
  Accumulated undistributed net realized gain                                            60,126
  Net unrealized appreciation                                                            19,292
                                                                                 ===============
                                                                                $    71,414,310
                                                                                 ===============
Net assets attributable to:
  Class I shares                                                                $       646,038
                                                                                 ===============
  Class III shares                                                              $    70,768,272
                                                                                 ===============
Shares outstanding:
  Class I                                                                                63,643
                                                                                 ===============
  Class III                                                                           6,963,365
                                                                                 ===============

Net asset value per share:
  Class I                                                                       $          10.15
                                                                                 ===============
  Class III                                                                     $          10.16
                                                                                 ===============



              See accompanying notes to the financial statements.             5

GMO Global Bond Fund
(A Series of GMO Trust)

Statement of Operations - Year Ended February 28, 1997
--------------------------------------------------------------------------------

   Investment income:
     Dividends from investment company shares                                 $      49,248
     Interest (including securities lending income of $11,172)                    4,139,789

        Total income                                                              4,189,037

   Expenses:
     Management fee (Note 2)                                                        220,921
     Audit fees                                                                      82,358
     Custodian and transfer agent fees                                               62,010
     Registration fees                                                                8,608
     Legal fees                                                                       2,166
     Trustees fee (Note 2)                                                              323
     Miscellaneous                                                                      628
     Fees waived or borne by Manager (Note 2)                                      (237,243)
                                                                               ------------
                                                                                    139,771
     Shareholder service fee (Note 2)
       Class I                                                                          264
       Class III                                                                     74,110
                                                                               ------------
       Net expenses                                                                 214,145
                                                                               ------------
         Net investment income                                                    3,974,892
                                                                               ------------

   Realized and unrealized gain (loss):

       Net realized gain (loss) on:
         Investments                                                              1,329,551
         Realized gain distributions from investment company shares                  94,121
         Closed futures contracts                                                 1,759,653
         Written options                                                             22,586
         Foreign currency, forward contracts and foreign
           currency related transactions                                           (149,616)
                                                                               ------------
           Net realized gain                                                      3,056,295
                                                                               ------------

       Change in net unrealized appreciation (depreciation) on:
         Investments                                                              1,253,798
         Open futures contracts                                                    (311,242)
         Written options                                                             39,000
         Foreign currency, forward contracts and foreign
           currency related transactions                                           (617,131)
                                                                               ------------
           Net unrealized gain                                                      364,425
                                                                               ------------


         Net realized and unrealized gain                                         3,420,720
                                                                               ------------

   Net increase in net assets resulting from operations                       $   7,395,612
                                                                               ============


6              See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                               February 28, 1997   February 29, 1996 *
                                                                              ------------------   -------------------
Increase (decrease) in net assets:
Operations:
  Net investment income                                                        $      3,974,892    $          304,686
  Net realized gain (loss)                                                            3,056,295              (414,636)
  Change in net unrealized appreciation (depreciation)                                  364,425              (345,133)
                                                                                ----------------    ------------------
  Net increase (decrease) in net assets resulting from operations                     7,395,612              (455,083)
                                                                                ----------------    ------------------

Distributions to shareholders from:
  Net investment income
     Class III                                                                       (3,484,400)             --

  Net realized gains
     Class III                                                                       (2,181,543)             --
                                                                                ----------------    ------------------

                                                                                     (5,665,943)             --
                                                                                ----------------    ------------------
Net share transactions:  (Note 5)
     Class I                                                                            654,817              --
     Class III                                                                       37,957,406            31,527,501
                                                                                ----------------    ------------------
  Net increase in net assets resulting
     from Fund share transactions                                                    38,612,223            31,527,501
                                                                                ----------------    ------------------

  Total increase in net assets                                                       40,341,892            31,072,418

Net assets:
  Beginning of period                                                                31,072,418              --
                                                                                ----------------    ------------------


  End of period (including accumulated undistributed
     net investment income of $1,195,168 and
     $145,359, respectively)                                                   $     71,414,310    $       31,072,418
                                                                                ================    ==================

*   Period from December 28, 1995 (commencement of operations) to February
    29, 1996.

            See accompanying notes to the financial statements.                7

GMO Global Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout the period)

                                                                Period from January 6, 1997
                                                                (commencement of operations)
                                                                   to February 28, 1997
Net asset value, beginning of period                                      $    10.29
                                                                          ----------

Income from investment operations:
   Net investment income                                                        0.09
   Net realized and unrealized gain (loss)                                     (0.23)
                                                                          ----------
      Total from investment operations                                         (0.14)
                                                                          ----------


Net asset value, end of period                                            $    10.15
                                                                          ==========

Total Return (a)                                                               (1.36)%


Ratios/Supplemental Data:

   Net assets, end of period (000's)                                      $      646
   Net expenses to average
      daily net assets                                                          0.47% *
   Net investment income to average
      daily net assets                                                          6.05% *
   Portfolio turnover rate                                                        72%
   Fees and expenses voluntarily waived or borne by
      the Manager consisted of the following per
      share amount:                                                      $      0.01

*        Annualized.

(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.


               See accompanying notes to the financial statements.
8

GMO Global Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
-------------------------------------------------------------------------------

                                                               Year Ended February 28/29,
                                                          ----------------------------------
                                                               1997                 1996*
                                                          -------------        -------------
Net asset value, beginning of period                     $        9.89        $       10.00
                                                          -------------        -------------

Income from investment operations:
  Net investment income                                           0.61                 0.05
  Net realized and unrealized gain (loss)                         0.59                (0.16)
                                                          -------------        -------------

      Total from investment operations                            1.20                (0.11)
                                                          -------------        -------------
Less distributions to shareholders:
  From net investment income                                     (0.57)                0.00
  From net realized gains                                        (0.36)                0.00
                                                          -------------        -------------
      Total distributions                                        (0.93)                0.00
                                                          -------------        -------------

Net asset value, end of period                           $       10.16        $        9.89
                                                          =============        =============

Total Return (a)                                                12.01%               (1.10%)


Ratios/Supplemental Data:

  Net assets, end of period (000's)                      $      70,768        $      31,072
  Net expenses to average
      daily net assets                                           0.34%                0.34%**
  Net investment income to average
      daily net assets                                           6.31%                6.16%**
  Portfolio turnover rate                                          72%                   0%
  Fees and expenses voluntarily waived or borne by
      the Manager consisted of the following per
      share amounts:                                     $        0.04        $        0.01

*    Period from December 28, 1995 (commencement of operations) to February 29,
     1996.
**   Annualized
(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.



              See accompanying notes to the financial statements.              9

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------

1.    Significant accounting policies

      The GMO Global Bond Fund (the "Fund"), which commenced operations on December 28, 1995, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

      The Fund seeks high total return by investing primarily in investment grade bonds denominated in various currencies including U.S. dollars and multicurrency units. The Fund generally seeks to provide a total return greater than that provided by the global fixed income securities market.

      On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

      The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      Portfolio valuation
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

      Foreign currency translation
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Futures contracts
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See
      Note 6 for all open futures contracts held as of February 28, 1997.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

      Forward currency contracts
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 1997.

      Options
      The Fund may write call and put options on securities it owns or in which it may invest. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for all open written option contracts as of February 28, 1997.

      The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

      Indexed securities
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

      Repurchase agreements
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      Security lending
      The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, there were no securities on loan.

      Taxes
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

      Distributions to shareholders
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------


             Undistributed Net              Accumulated Net Realized
             Investment Income                    Gain/(Loss)                 Paid-in Capital
         -------------------------        ---------------------------      --------------------
                 $559,317                         ($559,317)                        -

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      Security transactions and related investment income
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      Allocation of operating activity
      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      Purchases and redemptions of Fund shares
      The premium on cash purchases of Fund shares is .15% of the amount invested. Effective June 1, 1996, the Manager will reduce such premium only when any portion of a purchase is offset by a corresponding redemption occurring on the same day. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $61,270 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

      Investment risk
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

2.    Fees and other transactions with affiliates

      GMO earns a management fee paid monthly at the annual rate of .35% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares and .15% for Class III shares.

      GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .19% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .34%; thus the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997, was $323. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    Purchases and sales of securities

      For the year ended February 28, 1997, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                                Purchases             Proceeds
                                                            -----------------     -----------------
       U.S. Government securities                         $        7,003,336    $          998,281

       Investments (non-U.S. Government securities)               66,547,596            40,054,116

4.    Principal shareholders

      At February 28, 1997, 100% of the outstanding Class I shares of the Fund were held by one shareholder and 93% of the outstanding Class III shares of the Fund were held by four shareholders, each holding in excess of 10% of the outstanding shares of the respective class.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

5.    Share transactions

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                           Period from January 6, 1997
                                                                          (commencement of operations)
                                                                                to February 28, 1997
                                                                  ------------------------------------------------
     Class I:                                                           Shares                       Amount
                                                                  -------------------         --------------------
     Shares sold                                                              63,643        $             654,817
     Shares issued to shareholders in reinvestment of
       distributions                                                               -                            -
     Shares repurchased                                                            -                            -
                                                                  -------------------         --------------------
     Net increase                                                             63,643        $             654,817
                                                                  ===================         ====================



                                                                                  Period from December 28, 1995
                                          Year Ended                              (commencent of operations) to
                                      February 28, 1997                                February 29, 1996
                             ----------------------------------------     ------------------------------------------
     Class III:                  Shares                 Amount                  Shares                  Amount
                             -----------------    -------------------     -------------------     ------------------
     Shares sold                    4,047,314     $       40,339,699               3,143,053       $    31,527,501
     Shares issued to
     shareholders in
     reinvestment of
     distributions                    435,009              4,467,251                       -                     -

     Shares repurchased              (662,011)            (6,849,544)                      -                     -
                             -----------------         --------------     -------------------        --------------
     Net increase                   3,820,312     $       37,957,406               3,143,053       $    31,527,501
                             =================         ==============     ===================        ==============

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

6.    Financial instruments

      A summary of outstanding financial instruments at February 28, 1997 is as follows:

      Forward currency contracts



                                                                                                           Net Unrealized
            Settlement                                                                                     Appreciation
               Date             Deliver/Receive        Units of Currency             Value                (Depreciation)
        -------------------   -------------------    ----------------------    ------------------      ---------------------
        Buys
             4/24/97                  CAD                        3,300,000  $          2,423,308    $              (30,078)
              3/7/97                  DEM                       74,400,000            44.089,377                (2,314,052)
             4/18/97                  GBP                        1,700,000             2,770,988                    24,718
             4/10/97                  JPY                    1,500,000,000            12,502,429                  (193,718)
                                                                                                       ---------------------
                                                                                                    $           (2,513,130)
                                                                                                       =====================


                                                                                                           Net Unrealized
            Settlement                                                                                     Appreciation
               Date             Deliver/Receive        Units of Currency             Value                (Depreciation)
        -------------------   -------------------    ----------------------    ------------------      ---------------------
        Sales
             5/23/97                  AUD                       2,400,000   $          1,860,955    $              (25,675)
             4/24/97                  CAD                       6,300,000              4,626,315                    67,241
              3/7/97                  DEM                      42,800,000             25,363,244                 2,057,815
             4/18/97                  GBP                       1,600,000              2,607,989                    31,485
             4/10/97                  JPY                     310,000,000              2,583,835                    32,727
             3/21/97                  NZD                         475,000                328,189                     5,403
                                                                                                       --------------------
                                                                                                    $            2,168,996
                                                                                                       ====================

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

Forward cross currency contracts


                                                                                                         Net Unrealized
               Settlement                                                                                 Appreciation
                  Date            Deliver/Units of Currency            Receive/In Exchange for           (Depreciation)
             ---------------   --------------------------------     ------------------------------    -------------------
                3/20/97        ITL              17,759,498,500      DEM                17,800,000    $           59,961
                7/23/97        DEM                   8,500,000      ESP               719,325,000               (74,679)
                7/23/97        ESP                  50,790,000      DEM                   600,000                 5,173
                4/28/97        DEM                  77,880,978      ECU                40,200,000                 2,684
                3/20/97        DEM                  13,800,000      ITL            14,027,932,000               106,789
                4/25/97        DEM                   3,100,000      FRF                10,460,420                  (288)
                4/25/97        FRF                  16,544,703      DEM                 4,900,000                (1,393)
                3/14/97        NLG                  15,928,211      DEM                14,200,000                22,168
                 5/7/97        DEM                  26,600,000      SEK               119,182,450              (144,746)
                4/15/97        BEF                  74,212,920      DEM                 3,600,000                 2,136
                 5/5/97        DEM                   6,000,000      CHF                 5,191,500               (24,493)
                3/14/97        DEM                   6,300,000      NLG                 7,082,460                (1,549)
                 5/6/97        DKK                  30,177,210      DEM                 7,900,000                (2,871)
                4/28/97        ECU                  15,500,000      DEM                30,027,375                (1,844)
                                                                                                      -------------------
                                                                                                   $            (52,952)
                                                                                                      ===================

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

Futures contracts


                                                                                                               Net Unrealized
      Number of                                                                                                 Appreciation
      Contracts                             Type                Expiration Date          Contract Value        (Depreciation)
      ---------------  -----------------------------------   ----------------------   ---------------------   ----------------
       Buys
            29         Australian Government Bond  3 YR             March 1997      $            2,648,380  $        (11,001)
            34         Australian Government  Bond 10YR             March 1997                   3,502,716           (72,854)
            51         CAD Government Bond                           June 1997                   5,590,221           (41,619)
            19         Italian Government Bond 10 YR                 June 1997                   2,882,127           (54,327)
            50         MATIF ECU Bond                               March 1997                   6,042,426           116,711
            19         MATIF ECU Bond                                June 1997                   2,096,759           (10,884)
            27         U.S. Treasury Bond 10 YR                      June 1997                   2,907,563           (18,859)
            58         U.S. Treasury Bond  30 YR                     June 1997                   6,405,375           (46,341)
            52         U.K. Gilt                                    March 1997                   4,873,653            74,918
            67         U.K. Gilt                                     June 1997                   6,098,384           (32,614)
                                                                                                              ----------------
                                                                                                            $        (96,870)
                                                                                                              ================
      Sales
            15         Euro Dollar                              September 1997      $            3,525,000  $          8,512
            47         FRF MATIF Bond                               March 1997                   6,007,354          (184,402)
            64         FRF MATIF Bond                                June 1997                   7,366,030            (4,881)
            17         German Government Bond                        June 1997                   2,577,311             3,391
             4         Japanese Government Bond 10 YR                June 1997                   4,102,971            (4,952)
            36         Spanish Government Bond 10 YR                 June 1997                   2,940,951            53,298
            21         Swiss Government Bond                        March 1997                   1,954,317           (95,881)
             4         Swiss Government Bond                         June 1997                     326,808              (662)
            40         U.S. Treasury Note 5 YR                       June 1997                   4,230,625            25,028
                                                                                                              ----------------
                                                                                                            $       (200,549)
                                                                                                              ================

At February 28, 1997, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

Written option transactions

                                                         Puts                                   Calls
                                             Principal                             Principal
                                              Amount                                 Amount
                                           of Contracts                           of Contracts
                                          (000's omitted)       Premiums         (000's omitted)        Premiums
                                          --------------    ----------------    -----------------   ---------------
      Outstanding, beginning of period                -    $              -                    -   $             -
      Option written                              4,000             199,000              804,000           192,986
      Option exercised                                -                   -                    -                 -
      Option expired                                  -                   -             (800,000)          (22,586)
                                          --------------    ----------------    -----------------   ---------------
      Outstanding, end of period                  4,000   $         199,000                4,000  $        170,400
                                          ==============    ================    =================   ===============


 Summary of written options outstanding

                                         Principal Amount
                                        of Contracts (000's               Exercise           Expiration
                                             omitted)                      Price                Date               Value
                                     ---------------------------    -------------------  ------------------    --------------
     Japanese Yen Call                       4,000 JPY                   117 JPY             2/9/98           $      198,400
     Japanese Yen Put                        4,000 JPY                   117 JPY             2/9/98                  132,000
                                                                                                               --------------
                                                                                                             $       330,400
                                                                                                               ==============

See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO Global Bond Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (unaudited)

--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 4.43% of distributions as net capital gain dividends.

GMO Global Bond Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. since 1993.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III share of the Global Bond Fund returned 12.0% for the fiscal year ended February 28, 1997, compared to 2.7% for the J.P. Morgan Global Government Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic fixed income instruments throughout the period.

The past year was an exceptional period for the Fund. It outperformed its benchmark by 9.3% by following a variety of successful strategies. During the year bond market selection, currency selection and the decision to include emerging country debt added value above the benchmark return in each quarter. Although foreign interest rates generally declined during the year, the strength of the U.S. dollar meant that many foreign bond markets performed poorly. This was especially true in Japan, the second largest bond market in the world, where the bond market produced a total return (in U.S. dollars) of -5.1% for the twelve months ended February 28, 1997. The Fund significantly underweighted the Japanese market throughout the year and overweighted many of the high yielding bond markets. The bond markets in Italy, Spain and Sweden rose strongly on increased confidence in European Monetary Union (EMU). The Fund overweighted the U.K. pound, one of the few currencies to outperform the U.S. dollar.


During the year the Fund held a position in emerging country sovereign debt, emphasizing undervalued issues. The strong bull market resulting from improved country fundamentals and renewed investor confidence produced index returns of more than 40% and helped the Fund exceed its benchmark's return.

Outlook
-------
The Fund is structured to benefit from outperformance in the Australian, Canadian, Danish, U.K., Swedish and emerging bond markets. We expect underperformance from the French, Japanese, Spanish and Swiss bond markets. Our strategy maintains a market duration in each country. Strong relative performance is expected from the U.K. pound, Dutch guilder, Italian lira, Spanish peseta, Swiss franc and U.S. dollar. The Australian dollar, Belgian franc, Canadian dollar, French franc, Deutschemark and Swedish krona are expected to underperform.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Global Bond Fund Class III shares and the
J.P. Morgan Global Government Bond Index
As of February 28, 1997

Average Annual Total Return

                                                   Since
                                                   Inception
                   1 Year            5 Year        12/28/95

Class III          11.6%             n/a           10.6%

                                                   01/06/97
Class I            n/a               n/a           -1.5%

                   [LINE GRAPH APPEARS HERE]


Date               GMO Global Bond Fund        J.P. Morgan Global Government Bond Index
12/28/95                   9,985                               10,000
02/29/96                   9,875                                9,971
02/28/97                  11,061                               10,243

Performance shown is net of all fees after reinbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return would have been lower had certain expenses not been waived during the periods shown, and does not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class I shares may be different due to a higher shareholder service fees. Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO Foreign Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Foreign Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from June 28, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 17, 1997

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    STOCK AND EQUIVALENTS - 91.0%
                    Australia - 4.2%
       438,000      Australia and New Zealand Banking Group Ltd                                      2,733,404
       599,044      Boral Ltd                                                                        1,627,423
       650,000      Burns Philp & Co Ltd                                                             1,009,060
       365,000      Burswood Property Trust                                                            407,971
       161,500      Caltex Australia Ltd                                                               545,300
        94,738      Capral Aluminum Ltd                                                                326,498
       850,300      Crown Ltd *                                                                      1,551,667
       209,000      Dominion Mining Ltd Warrants 12/31/98 *                                             64,890
       438,000      Dominion Mining Ltd *                                                              302,578
       411,970      Email Ltd                                                                        1,301,468
       381,469      Foodland Associated                                                              1,835,797
     1,167,029      Goodman Fielder Ltd                                                              1,413,123
     2,270,000      Menzies Gold NL *                                                                1,021,945
     1,912,349      MIM Holdings Ltd                                                                 2,657,014
       435,210      National Mutual Holdings                                                           645,217
       309,000      Oil Search Ltd                                                                     635,591
        49,400      Orogen Minerals Ltd GDR 144A *                                                   1,228,578
     1,727,335      Pasminco Ltd                                                                     3,217,818
       462,001      Pioneer International Ltd                                                        1,373,458
       350,996      Rothmans Holdings Ltd                                                            2,370,255
       826,000      Sydney Harbour Casinos Preferred *                                               1,506,682
       243,000      Westpac Banking Corp                                                             1,376,901
       275,206      Wills (WD & HO) Holdings Ltd                                                       536,173
                                                                                            -------------------
                                                                                                    29,688,811
                                                                                            -------------------
                    Austria - 0.4%
        37,625      Bank Austria AG (Participating Certificate)                                      1,108,369
         3,763      Oesterreichische Brau Beteiligungs AG                                              231,205
         1,346      Universale Bau AG                                                                   53,245
         3,932      VA Technologie AG (Bearer)                                                         593,083
         2,575      Wienerberger Baustoffindustrie AG                                                  467,484
                                                                                            -------------------
                                                                                                     2,453,386
                                                                                            -------------------
                    Belgium - 3.0%
           874      Bekaert SA                                                                         535,176
        20,827      Cie Francois De Enterprises                                                      4,945,710
         8,000      Credit Commercial Dexia                                                            835,008
        15,798      Electrabel SA                                                                    3,642,622
           208      Formosa Fund IDR *                                                               2,224,976
         4,473      Generale Banque NPV                                                              1,653,646
        13,830      GIB Holdings Ltd                                                                   643,330
         3,384      Kredietbank NPV                                                                  1,224,327
         2,183      Petrofina SA Bruxelles                                                             781,971
        10,062      Powerfin SA                                                                      1,444,610
         2,031      Solvay Et Cie                                                                    1,246,558
           730      UCB Cap NPV                                                                      1,976,655
                                                                                            -------------------
                                                                                                    21,154,589
                                                                                            -------------------

              See accompanying notes to the financial statements.              1

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Canada - 1.3%
        52,481      Abitibi-Price Inc                                                                 865,789
       210,528      Air Canada Inc *                                                                1,062,728
        30,693      Alliance Forest Preferred (Restricted) (d) *                                      662,407
        10,000      Avenor Inc                                                                        172,288
        66,649      Cambridge Shopping Centres Ltd                                                    514,410
        32,571      Canadian Occidental Petroleum Ltd                                                 550,435
        22,700      Canfor Corp                                                                       240,800
        15,711      Elan Energy Inc *                                                                 126,433
        81,900      Iamgold (International African Mining Gold) *                                     371,483
        77,600      KAP Resources Ltd Warrants 8/3/00 (Restricted) (d) *                               70,963
       168,100      KAP Resources Ltd *                                                               350,490
       307,411      Markborough Property Inc *                                                        132,689
       200,000      Meridian Gold Inc Installment Receipt 144A (Restricted) (d) *                     409,686
       330,100      Semi-Tech Class A                                                                 664,112
        29,300      St Laurent Paperboard *                                                           466,219
        66,200      Stone Consolidated Corp *                                                       1,077,584
        43,000      Suzy Shier (Non Voting)                                                           248,519
        99,000      Tembec Inc Class A *                                                              764,101
        20,860      Trizec Hahn Corp (Sub-Voting)                                                     488,346
                                                                                            ------------------
                                                                                                    9,239,482
                                                                                            ------------------
                    Chile - 0.0%
        91,751      Five Arrows Chile Investment Trust Ltd                                            283,969
        17,821      Five Arrows Chile Warrants 5/31/99                                                  8,335
                                                                                            ------------------
                                                                                                      292,304
                                                                                            ------------------
                    France - 7.3%
         7,300      Accor SA                                                                        1,004,546
        27,437      Alcatel Alsthom Cie Generale d'Electricite SA                                   2,817,237
         4,788      Axa SA                                                                            318,763
         4,788      Axa UAP *                                                                          17,144
        22,864      Banque Nationale de Paris                                                       1,037,394
        10,960      Bertrand Faure SA                                                                 546,144
        19,505      BIC SA                                                                          3,163,362
         8,247      Bouygues                                                                          787,455
        16,095      Casino Guichard-Perrachon                                                         734,506
         5,842      CGIP                                                                            1,666,272
         3,068      Chargeurs International SA                                                        155,088
         4,822      Christian Dior                                                                    700,791
        10,449      Club Mediterranee SA                                                              802,387
        37,973      Compagnie de Suez SA                                                            1,855,560
         4,990      Credit Local de France SA                                                         498,361
        12,345      Credit Lyonnais *                                                                 490,784

2              See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    France - continued
         5,929      Dollfus-Mieg and Cie                                                              168,172
        84,609      Elf Aquitaine SA                                                                8,093,642
         1,752      Elf Gabon                                                                         470,497
         2,053      Eridania Beghin-Say SA                                                            331,879
        16,699      Financiere de Paribas SA                                                        1,136,949
           863      Gaz Et Eaux                                                                       381,718
        10,311      Generale Des Eaux                                                               1,435,175
         7,758      Group Axime *                                                                     994,039
         2,744      Groupe Andre *                                                                    231,183
         9,188      Groupe Danone                                                                   1,393,367
         1,035      Guyenne Et Gascogne                                                               356,063
         3,404      Labinal SA                                                                        773,731
         3,321      Lafarge Coppee SA                                                                 208,098
        23,179      Lagardere Groupe                                                                  683,494
        18,091      Lyonnaise Des Eaux                                                              1,848,062
        15,837      Michelin SA Class B                                                               991,810
         5,379      Parisienne de Reescompte (CPR-Cie)                                                458,942
         3,398      Pathe SA                                                                          851,692
        12,222      Pechiney SA Class A                                                               516,785
         4,870      Pernod-Ricard                                                                     265,840
        13,504      Peugeot SA                                                                      1,493,255
         1,109      Pinault Printemps Redoute                                                         469,310
        42,287      Rhone Poulenc SA Class A                                                        1,484,458
         2,921      Saint-Gobain                                                                      430,667
        45,072      Seita                                                                           1,724,623
        13,703      Sidel (Bearer)                                                                  1,002,958
         9,386      Societe Generale Paris                                                          1,087,315
        16,245      SPIE Batignolles                                                                  855,690
         3,446      Strafor Facom                                                                     272,182
        35,468      Thomson CSF                                                                     1,123,686
        23,287      Total SA                                                                        1,857,712
         2,000      TV Francaise                                                                      185,351
         5,000      Vallourec                                                                         295,315
         5,445      Worms et Compagnie SA                                                             363,172
                                                                                            ------------------
                                                                                                   50,832,626
                                                                                            ------------------
                    Germany - 5.6%
        89,000      Bankgesellschaft Berlin AG                                                      1,702,820
        37,500      BASF AG                                                                         1,382,760
        30,990      Bayer AG                                                                        1,307,924
        28,900      Bayerishe Hypotheken und Wechsel-Bank AG                                          854,229
        10,000      Brau und Brunnen *                                                                835,209

              See accompanying notes to the financial statements.              3

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Germany - continued
       111,000      Commerzbank AG                                                                  2,854,887
        95,510      Continental AG                                                                  1,861,319
        18,600      Daimler-Benz                                                                    1,349,111
       184,500      Deutsche Telekom AG                                                             3,551,860
       116,900      Dresdner Bank                                                                   3,877,740
         3,391      Dyckerhoff AG (Non Voting)                                                      1,074,627
         5,500      Holzmann (Philipp) *                                                            1,664,791
         2,600      Kolnische Rueckversicherungs Gesellschaft Preferred                             1,694,112
         7,595      Kolnische Rueckversicherungs Gesellschaft (Registered)                          5,128,717
        10,530      Metro AG Preferred Class I                                                        667,403
        94,500      Pfeiffer Vacuum Tech Sponsored ADR *                                            1,582,875
         1,400      Rheinmetall Berlin AG                                                             230,956
           133      Rheinmetall Berlin AG Preferred (Non Voting) 5.60%                                 17,899
        90,160      RWE Preferred                                                                   3,276,458
         2,600      Thyssen AG                                                                        551,510
         4,100      Villeroy and Boch AG                                                              553,726
         1,800      Volkswagen AG                                                                     872,172
         2,900      Volkswagen AG Preferred .79%                                                    1,104,549
         3,900      Volkswagen AG Warrants 10/27/98 *                                                 873,238
                                                                                            ------------------
                                                                                                   38,870,892
                                                                                            ------------------
                    Greece - 0.0%
        25,760      Greek Progress Fund                                                               247,168
                                                                                            ------------------

                    Hong Kong - 4.4%
     1,015,400      Amoy Properties Ltd                                                             1,212,868
       749,277      Cathay Pacific Airways Ltd                                                      1,165,908
        74,400      Cheung Kong Holdings                                                              708,549
     1,130,081      Dairy Farm International                                                          875,813
       271,526      Great Eagle Holdings Ltd                                                        1,018,573
     1,229,800      Hang Lung Development Co Ltd                                                    2,477,386
        46,128      Hang Lung Development Co Ltd Warrants 10/31/97 *                                    8,220
     1,885,499      Hong Kong Land Holdings                                                         5,373,672
       360,400      Hong Kong Telecommunications                                                      618,972
       589,900      Hysan Development Co Ltd                                                        2,068,154
        25,895      Hysan Development Warrants 4/30/98 *                                               16,719
       209,000      Jardine International Motor Holdings Ltd                                          269,886
       288,000      Jardine Strategic Preferred *                                                     317,520
       123,000      Jardine Strategic Warrants 5/02/98 *                                               41,820
       624,000      Kumagai Gumi Hong Kong Ltd                                                        713,120
       286,000      Lai Sun Garment International Ltd                                                 417,330
       928,266      Liu Chong Hing Bank Ltd                                                         1,762,075
     1,033,000      National Mutual Asia Ltd                                                        1,127,176
     5,236,728      Regal Hotels International Ltd                                                  1,555,330
     1,551,288      Semi Tech (Global) Co Ltd                                                       1,802,892

4              See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Hong Kong - continued
       132,500      Swire Pacific Ltd Class A                                                       1,137,816
       979,000      Swire Pacific Ltd Class B                                                       1,333,736
       533,500      Wharf Holdings Ltd                                                              2,369,886
       527,000      Wheelock & Co Ltd                                                               1,418,899
       169,912      Wing On Co                                                                        196,373
       683,486      Winsor Industrial Corp Ltd                                                        166,812
       356,743      Winsor Properties Holdings Ltd *                                                  661,062
                                                                                            ------------------
                                                                                                   30,836,567
                                                                                            ------------------
                    Hungary - 0.0%
       255,521      Fotex (Registered) *                                                              200,871
                                                                                            ------------------

                    India - 0.2%
        57,900      India Fund Class A *                                                              243,717
        21,000      India Liberalisation *                                                            138,390
        59,007      Mahindra & Mahindra GDR 144A                                                      728,736
        11,000      Morgan Stanley India Fund Inc *                                                   121,000
                                                                                            ------------------
                                                                                                    1,231,843
                                                                                            ------------------
                    Indonesia - 0.1%
       271,485      Bank Dagang Nasional Ind (Foreign Registered)                                     280,261
       203,613      Bank Dagang Rights 3/24/97 *                                                      101,913
       274,000      Dharmal Sakit Sejatera (Foreign Registered)                                       322,857
       190,637      Dharmala Intiland (Foreign Registered)                                            284,266
                                                                                            ------------------
                                                                                                      989,297
                                                                                            ------------------
                    Italy - 3.0%
        22,682      Assicurazioni Generali SPA                                                        412,034
       331,317      Banca Commerciale Italiana SPA                                                    670,476
        30,000      Banca di Legano SPA                                                               116,272
       177,058      Banca Toscana                                                                     335,258
       353,473      Banco Ambrosiano Veneto SPA (Non Convertible)                                     650,474
       150,000      Comau Finanziaria SPA                                                             457,101
       875,424      Credito Italiano                                                                1,196,585
        76,062      Danieli and Co SPA (Non Convertible)                                              289,846
       187,072      ENI SPA                                                                           923,737
        18,852      Ericsson SPA                                                                      242,064
        81,255      Falck Acciaierie and Ferriere Lombarde                                            360,359
       232,045      Fiat SPA                                                                          716,731
       282,668      Fiat SPA Preferred                                                                475,016
        21,031      Fiat SPA (Non Convertible)                                                         35,591
       194,000      Gilardini SPA                                                                     260,006
        24,455      IFI Istituto Finanziario Preferred 2.46%                                          300,261
        97,737      IFIL Finanziaria di Partecipazioni SPA (Non Convertible)                          187,956
       427,954      Industriali Riunite SPA *                                                         284,627
        42,393      Istituto Mobilaire Italiano                                                       370,249
       101,115      Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)                       245,907

              See accompanying notes to the financial statements.              5

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Italy - continued
       157,655      Italgas SPA                                                                       562,054
        74,642      Mediaset SPA                                                                      314,689
       385,124      Montedison SPA (Non Convertible) *                                                259,788
     1,176,127      Montedison SPA *                                                                  849,038
       185,947      Montefibre SPA                                                                    114,319
       487,586      Olivetti and Co SPA *                                                             178,878
       421,888      Pirelli SPA                                                                       835,039
        63,321      RAS SPA                                                                           571,013
        42,600      Rinascente per l'Esercizio di Grandi Magazzini SPA                                213,504
        87,207      SAI di Risp                                                                       318,641
       506,680      Seat SPA di Risp *                                                                117,226
       610,947      Seat SPA *                                                                        220,519
        78,657      Sirti SPA                                                                         487,301
       441,615      STET di Risp (Non Convertible)                                                  1,544,346
       581,157      STET SPA                                                                        2,493,129
     1,111,885      Telecom Italia Mobile SPA (Non Convertible)                                     1,700,724
       153,564      Telecom Italia SPA di Risp (Non Convertible)                                      308,945
        31,053      Toro Assicurazioni                                                                385,866
        97,123      Unione Cementi Marchino Emiliane e di Augusta-Casale
                        (Non Convertible)                                                             255,163
        36,561      Unione Cementi Marchino Emiliane e di Augusta-Casale                              220,448
                                                                                            ------------------
                                                                                                   20,481,180
                                                                                            ------------------
                    Japan - 22.3%
        23,000      Advantest Corp                                                                  1,299,693
        44,000      Aisin Seiki Co Ltd                                                                616,124
        41,300      AJL Peps Trust Exchange                                                           609,175
        34,300      Akita Bank                                                                        187,856
        63,000      Bank of Fukuoka Ltd                                                               330,425
        45,000      Banyu Pharmaceutical Co Ltd                                                       656,227
       268,000      Bridgestone Corp                                                                4,796,421
        32,000      Calsonic Corp                                                                     176,585
       158,000      Canon Inc                                                                       3,299,031
        67,124      Chubu Electric Power Co Inc                                                     1,184,639
         4,000      Chudenko Corp                                                                     114,343
        33,258      Chugoku Electric Power Co Inc                                                     575,932
        21,500      Circle K Japan Co Ltd                                                           1,095,575
        25,000      Credit Saison Co                                                                  532,356
        12,000      Daiichi Corp                                                                      219,737
        45,000      Daiichi Seiyaku Co Ltd                                                            734,526
        88,000      Daikin Industries Ltd                                                             689,767
       124,000      Dainippon Printing Co Ltd                                                       2,065,126
       106,000      Daiwa House Industry Co Ltd                                                     1,176,899
           590      East Japan Railway Co                                                           2,512,719
        25,600      Exedy Corp                                                                        318,171

6              See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Japan - continued
        30,000      Ezaki Glico Co Ltd                                                                248,571
            46      Fuji International Finance Preferred .25% 144A                                  1,026,224
       158,000      Fuji Photo Film Co Ltd                                                          5,288,922
        40,000      Fujitec Co                                                                        367,885
       302,000      Fujitsu Ltd                                                                     2,977,711
        35,000      Gunma Bank Ltd                                                                    270,859
        59,000      Hitachi Cable Ltd                                                                 398,906
        39,000      Hitachi Credit Corp                                                               571,961
       633,000      Hitachi Ltd                                                                     5,454,636
        37,412      Hokkaido Electric Power                                                           638,568
       181,000      Honda Motor Co Ltd                                                              5,593,918
        21,000      House Foods Corp                                                                  292,319
        41,000      Hoya Corp                                                                       1,746,126
       407,000      Ishikawajima Harima Heavy Industries                                            1,456,823
       210,000      Isuzu Motors Ltd                                                                  948,297
           129      Japan Tobacco Inc                                                                 865,772
        80,000      Jusco Co                                                                        2,266,965
        71,850      Kansai Electric Power                                                           1,303,766
       206,000      Kao Corp                                                                        2,253,045
       173,000      Kawasaki Heavy Industry                                                           716,712
        18,000      Kirin Beverage                                                                    244,594
        42,400      Kurita Water Industries Ltd                                                       895,849
        16,000      Kyudenko Corp                                                                     121,965
        57,833      Kyushu Electric Power Co Inc                                                    1,001,499
       136,000      Marubeni Corp                                                                     531,875
        78,000      Marui Co Ltd                                                                    1,118,071
        37,000      Maruichi Steel Tube                                                               579,418
       453,000      Matsushita Electric Industrial Co Ltd                                           6,981,357
       110,000      Matsushita Electric Works Ltd                                                     966,112
       267,000      Minebea Co Ltd                                                                  2,207,855
       237,000      Minolta Co Ltd                                                                  1,462,963
       467,000      Mitsubishi Heavy Industries                                                     3,362,524
       379,000      Mitsui & Co                                                                     2,807,407
        23,000      Murata Manufacturing Co Ltd                                                       806,115
        21,500      Namco Ltd                                                                         607,465
       179,000      NEC Corp                                                                        2,076,394
        15,000      Nichicon Corp                                                                     172,757
        28,350      Nichido Fire & Marine Insurance Co Ltd                                            157,852
        58,700      Nippon Electric Glass Co                                                          807,374
       146,000      Nippon Express Co Ltd                                                             939,945
       104,000      Nippon Meat Packers Inc                                                         1,042,671
           125      Nippon Telegraph & Telephone                                                      889,676
       101,000      Nishimatsu Construction                                                           753,169
       149,000      Nissho Iwai Corp                                                                  561,728

              See accompanying notes to the financial statements.              7

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Japan - continued
       759,000      NKK Corp                                                                        1,628,809
       181,000      Obayashi Corp                                                                   1,117,284
        77,000      Okumura Corp                                                                      407,043
        34,000      Omron Corp                                                                        535,256
        64,000      Onward Kashiyama Co Ltd                                                           784,821
        26,700      Orix Corp                                                                       1,128,262
        22,110      Paris Miki Inc                                                                    556,918
       216,000      Ricoh Co Ltd                                                                    2,541,387
        33,000      Rinnai Corp                                                                       596,073
        55,000      Rohm Co Ltd                                                                     3,941,917
             8      Sakura Finance Preferred .75% 144A                                                371,106
        59,000      Sanden Corp                                                                       474,190
        55,900      Sankyo Co Ltd                                                                   1,556,252
       138,000      Sekisui Chemical Co Ltd                                                         1,429,282
        10,000      Shikoku Electric Power                                                            173,171
        21,000      Shimachu Co                                                                       487,199
       123,750      Shin-Etsu Chemical Co Ltd                                                       2,389,075
       120,000      Shiseido Co Ltd                                                                 1,401,939
        28,400      Sho Bond Construction Co                                                          764,769
        59,000      Showa Corp                                                                        462,946
        21,500      SMC                                                                             1,462,549
        42,900      Sony Corp                                                                       3,096,023
        90,000      Sumitomo Electric                                                               1,245,339
        94,000      Sumitomo Trust & Banking Co Ltd                                                   767,172
        37,000      Tachi-S Co Ltd                                                                    334,162
        46,000      Taisho Pharmaceutical Co Ltd                                                    1,059,574
       143,000      Taiyo Yuden Co Ltd                                                              1,670,644
       244,000      Takeda Chemical Industries Ltd                                                  4,892,535
        90,000      Tanabe Seiyaku Co Ltd                                                             652,498
        66,000      TDK Corp                                                                        4,418,593
       116,000      Teijin Ltd                                                                        461,347
        60,000      Terumo Corp                                                                       874,969
        38,450      Toagosei Chemical Industry Co Ltd                                                 135,719
        61,000      Toda Corp                                                                         350,261
        22,414      Tohoku Electric Power Co Inc                                                      384,431
        20,000      Tokyo Broadcasting System Inc                                                     289,999
        23,660      Tokyo Electric Power                                                              439,128
        53,000      Tokyo Electron                                                                  1,853,178
        59,000      Toppan Printing Co Ltd                                                            679,509
       177,000      Toray Industries Inc                                                            1,023,664
        25,000      Tostem Corp                                                                       579,998
       376,000      Toyota Motor Corp                                                               9,626,647
        25,500      Tsubaki Nakashima Co Ltd                                                          204,947
        62,000      UNY Co Ltd                                                                      1,094,208

8              See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Japan - continued
        37,000      Wacoal Corp                                                                       374,016
           301      West Japan Railway Co                                                             982,633
         8,500      Xebio Co                                                                          177,479
        13,000      Yahagi Construction                                                                65,706
        81,000      Yamanouchi Pharmaceutical Co Ltd                                                1,691,275
        70,000      Yamatake Honeywell                                                              1,009,197
        81,000      Yamato Kogyo Co                                                                   731,544
       153,000      Yasuda Trust and Banking Co Ltd                                                   415,809
        45,000      Yokogawa Electric Corp                                                            344,892
        19,800      Yoshitomi Pharmaceutical Industries Ltd                                           134,855
                                                                                            ------------------
                                                                                                  155,248,147
                                                                                            ------------------
                    Korea - 1.1%
       104,050      Bank of Pusan                                                                     793,301
           390      Daehan Flour Mill                                                                  30,547
       114,350      Daewoo Corp                                                                       787,161
        22,000      Daewoo Securities Ltd Preferred 15.98%                                            124,718
           829      Daewoo Securities                                                                   9,591
        30,131      Hana Bank Sponsored GDR                                                           391,703
        51,300      Hanshin Securities Co Preferred                                                   261,144
       147,376      Hanwha Corp                                                                     1,875,555
       159,000      Korea First Bank                                                                  643,836
            59      Korea Trust *                                                                     194,700
        16,000      Kyungki Bank                                                                       92,370
        67,280      Kyungnam Bank                                                                     584,570
        30,000      LG Securities Co Preferred *                                                      145,774
       100,000      Samsung Corp                                                                    1,136,114
        23,036      Samsung Heavy Industries Co Ltd                                                   205,215
        72,000      Seoul Bank *                                                                      307,375
         2,740      Shinhan Bank                                                                       40,774
         1,040      Shinyoung Securities Preferred                                                      6,437
         6,300      Ssangyong Investment Securities Co Preferred 59.90% *                              28,790
                                                                                            ------------------
                                                                                                    7,659,675
                                                                                            ------------------
                    Mexico - 0.2%
       179,000      Cifra SA De Class C                                                               274,003
        15,000      Grupo Financiero Banamex Class B                                                   35,119
         2,348      Grupo Financiero Banamex Class L                                                    4,949
        55,562      Grupo Financiero Bancomer SA Class B                                               21,611
         4,419      Grupo Financiero Bancomer SA Class L                                                1,397
         1,496      Grupo Mexico Desarollo Class B ADR *                                                3,179
         1,496      Grupo Mexico Desarollo Class L ADR *                                                4,114
        26,000      Grupo Televisa                                                                    313,501
        54,333      Mexico Fund                                                                       896,495
                                                                                            ------------------
                                                                                                    1,554,368
                                                                                            ------------------

              See accompanying notes to the financial statements.              9

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Netherlands - 6.5%
        34,760      ABN Amro Holdings NV                                                            2,495,149
        38,452      Aegon NV                                                                        2,549,561
         6,551      Akzo Nobel NV                                                                     943,595
       490,013      ASM International NV                                                            6,676,427
        12,329      De Boer Winkelbedrijven NV                                                        941,492
        12,527      Dordtsche Petroleum                                                             2,302,466
         2,849      DSM NV (Bearer)                                                                   285,080
        82,040      Elsevier NV                                                                     1,313,470
        25,000      Endemol Entertainment *                                                           770,223
        23,439      Fugro NV                                                                          496,233
        24,668      Gist Brocades NV                                                                  835,345
        54,225      Hal Trust Class B                                                                 851,014
        53,774      Hal Trust (Participating Certificate)                                             843,936
        29,649      Heidemij Holdings NV                                                              293,554
        18,513      Hunter Douglas                                                                  1,399,102
        19,554      ING Groep NV                                                                      756,909
        11,500      Internatio-Muller                                                                 347,641
        36,154      Kon Bolswessanen                                                                  634,047
        12,577      Kondor Wessels                                                                    513,333
        11,822      Koninklijke Bam Groep NV                                                          722,220
        14,067      Koninklijke NV                                                                    321,523
         9,298      Koninklijke Pakhoed                                                               291,358
        43,697      Koninklijke PTT Nederland                                                       1,564,881
            82      Moeara Enim Petroleum                                                           1,727,407
        16,545      Nedlloyd                                                                          486,208
         9,554      Nutricia Ver Bedrijven                                                          1,449,100
         6,641      Oce Van Der Grinten NV                                                            829,251
        87,862      Philips Electronics                                                             3,965,543
        18,278      Philips NV ADR                                                                    822,510
        13,917      Roto Smeets D Boer                                                                641,320
        12,367      Royal Dutch Petroleum (Bearer)                                                  2,140,192
         8,501      Unilever NV                                                                     1,619,792
        12,462      Van Ommeren (Koninklijke) (Participating Certificate)                             531,610
        14,882      Vendex International                                                              687,356
         9,891      Volker Stevin                                                                     974,098
        24,294      Wereldhave NV                                                                   1,568,593
                                                                                            ------------------
                                                                                                   45,591,539
                                                                                            ------------------
                    New Zealand - 2.3%
           324      Air New Zealand Ltd Class B                                                           845
     1,092,000      Brierley Investment Ltd                                                         1,050,069
       766,651      Carter Holt Harvey Ltd                                                          1,734,307
       155,000      DB Group Ltd                                                                      107,229
       247,096      Fisher and Paykel Industries Ltd                                                  947,013
       264,800      Fletcher Challenge Buildings                                                      795,039

10              See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    New Zealand - continued
       264,836      Fletcher Challenge Energy                                                         679,722
     1,075,388      Fletcher Challenge Forestry                                                     1,532,544
       496,671      Fletcher Challenge Paper                                                          979,251
       279,000      Lion Nathan Ltd                                                                   687,123
     1,430,285      Progressive Enterprise                                                          1,464,417
     2,057,000      Sovereign Assurance *                                                           3,272,975
     5,509,000      Trans Tasman Properties                                                         2,820,233
       281,051      Wrightson Ltd                                                                     208,041
                                                                                            ------------------
                                                                                                   16,278,808
                                                                                            ------------------
                    Norway - 1.1%
         7,907      Bolig OG Naeringsk                                                                191,262
       121,700      Den Norske Bank AS Class A                                                        541,804
        19,100      Dyno Industrier AS                                                                453,507
        21,100      Elkem AS Class A                                                                  338,171
        18,800      Fokus Bank                                                                        145,075
         7,070      Hafslund ASA B Shares                                                              46,688
        11,050      Kvaerner Industrier AS                                                            542,776
        11,395      Leif Hoegh and Co AS                                                              219,831
        30,000      Norsk Data AS Class B ADR (a) *                                                       300
        27,800      Norsk Hydro AS                                                                  1,392,352
         4,700      Norske Skogindustrier AS Class A                                                  144,377
        22,070      Nycomed ASA B Shares                                                              327,516
        12,400      Orkla-Borregaard AS Class A                                                       988,158
         8,300      Orkla-Borregaard AS Class B (Non Voting)                                          612,776
        17,200      Saga Petroleum AS Class A                                                         289,704
        30,800      Schibsted AS                                                                      603,330
        12,100      Storli ASA                                                                        238,818
        62,300      Uni Storebrand AS *                                                               416,961
        20,000      Unitor AS                                                                         258,214
                                                                                            ------------------
                                                                                                    7,751,620
                                                                                            ------------------
                    Russia - 0.8%
    10,000,000      Irkutskenergo *                                                                 2,700,000
        63,978      Mosenergo AO Sponsored ADR 144A                                                 2,655,087
                                                                                            ------------------
                                                                                                    5,355,087
                                                                                            ------------------
                    Singapore - 0.3%
       168,400      Jardine Matheson Holdings Ltd                                                   1,018,820
       317,000      Jardine Strategic Holdings Ltd                                                  1,039,760
                                                                                            ------------------
                                                                                                    2,058,580
                                                                                            ------------------
                    South Africa - 0.6%
        61,000      Barlow Ltd                                                                        643,144
        74,656      Malbak 144A                                                                       359,828
       755,908      NSA International Inc *                                                         2,875,874
       151,244      NSA Investments Ltd Warrants 9/27/97 *                                            354,359
                                                                                            ------------------
                                                                                                    4,233,205
                                                                                            ------------------

              See accompanying notes to the financial statements.             11

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Spain - 4.5%
         3,530      Acerinox SA                                                                       490,777
         9,600      Argentaria Corporacion Bancaria de Espana SA                                      384,402
        72,627      Banco Bilbao Vizcaya SA                                                         4,281,117
         3,217      Banco Central Hispanoamericano SA                                                  85,278
        42,710      Banco De Santander (Registered)                                                 2,890,038
         8,960      Banco Popular (Registered)                                                      1,628,239
         9,992      Bankinter SA                                                                    1,334,822
        16,000      Ebro Agricolas Compania de Alimentacion SA                                        280,153
        44,137      Empresa Nacional de Electricidad SA                                             2,694,097
       214,317      FENOSA SA                                                                       1,696,894
        16,345      General Aguas de Barcelona SA                                                     627,119
        37,991      Hidroelec Cantabrico                                                            1,295,961
       348,299      Iberdrola SA                                                                    3,802,497
         8,735      Inmobilana Metropolitana Vasco Central SA                                         293,706
        41,944      Midesa                                                                            526,677
        39,766      Repsol SA                                                                       1,511,857
        73,147      Sevillana de Electricidad                                                         663,349
       283,733      Telefonica de Espana SA                                                         6,531,698
        25,628      Vallehermoso SA                                                                   536,338
                                                                                            ------------------
                                                                                                   31,555,019
                                                                                            ------------------
                    Switzerland - 3.1%
           895      Ascom Holding AG (Bearer)                                                         937,475
           125      Baloise Holdings                                                                  245,763
         1,586      Banque Cantonale Vaudoise (Bearer)                                                390,317
         2,186      Belimo Automation AG                                                              438,682
         5,765      Biber Holdings AG *                                                                 1,173
           320      Bobst SA (Bearer)                                                                 433,031
        42,320      CS Holdings (Registered)                                                        4,511,742
         7,000      Feldschloesschen Huerlimann Warrants 12/15/98 *                                     9,966
         3,500      Feldschloesschen Huerlimann (Participating Certificates)                          267,542
           305      Fischer (George) AG (Bearer)                                                      311,203
         1,819      Forbo Holdings AG (Registered)                                                    736,233
           993      Hero AG (Bearer)                                                                  457,790
           702      Holderbank Financiere Glarus AG (Bearer)                                          522,574
         3,274      Jelmoli (Registered)                                                              346,267
           675      Liechtenstein Global Trust AG                                                     334,068
           320      Lindt & Spruengli AG                                                              485,966
         2,048      Merkur Holding AG (Registered)                                                    431,816
         1,420      Nestle AG (Registered)                                                          1,546,115
         3,127      Novartis AG (Registered)                                                        3,574,320
         3,127      Novartis Rights 3/12/97 *                                                         197,902
         5,335      Oerlikon-Buhrle (Registered)                                                      513,607
            81      Roche Holdings (Participating Certificate)                                        681,773
         1,945      SMH AG (Bearer)                                                                 1,107,661

12              See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Switzerland - continued
           695      Sulzer AG (Participating Certificate)                                             414,644
         1,962      Swiss Bank Corp (Registered)                                                      372,447
           141      Swiss Insurance Co                                                                263,837
           565      Union Bank of Switzerland (Bearer)                                                507,925
         1,300      Winterthur Schweizerische Versicherunggesellschaft (Registered)                   790,576
         3,240      Zurich Vericher Namen (Registered)                                                964,312
                                                                                            ------------------
                                                                                                   21,796,727
                                                                                            ------------------
                    Taiwan - 0.1%
        22,526      Baring Taiwan Fund Ltd *                                                          264,681
        15,700      R O C Taiwan Fund *                                                               188,400
        18,316      Tuntex Distinct Corp GDR 144A *                                                   135,538
                                                                                            ------------------
                                                                                                      588,619
                                                                                            ------------------
                    United Kingdom - 18.6%
        87,220      Allied Domecq Plc                                                                 619,714
       417,287      Allied Irish Banks Plc                                                          2,995,536
       239,630      Amstrad Plc                                                                       746,727
       257,076      Anglian Water Plc                                                               2,717,838
     1,832,931      ASDA Group                                                                      3,349,278
       363,950      BAA                                                                             3,147,057
       367,867      Bank of Scotland                                                                2,049,598
        79,112      Barclays Bank Plc                                                               1,430,109
       300,000      BAT Industries                                                                  2,628,347
       476,651      Berkley Group                                                                   5,739,102
       415,127      BG Plc                                                                          1,154,762
       305,153      BPB Industries Plc                                                              1,702,671
       481,791      British Airways                                                                 4,955,995
       694,753      British Petroleum                                                               7,702,061
       100,000      British Sky Broadcasting Plc                                                      977,269
       521,650      British Steel                                                                   1,276,608
     1,535,530      British Telecom Plc                                                            10,661,954
       572,000      BTR                                                                             2,244,389
       589,437      Capital Shopping Centres                                                        3,760,116
       100,000      Caradon                                                                           445,400
       415,127      Centrica Plc *                                                                    443,618
       149,003      Commercial Union Plc                                                            1,657,931
       302,817      Costain Group (b)                                                                 222,321
       110,292      Energy Group Plc *                                                                939,294
       121,300      First Russian Frontiers Trust Plc *                                             2,503,447
        25,400      First Russian Frontiers Warrants 2001 *                                           279,721
        63,027      Flextech Plc *                                                                    789,723
        69,713      General Accident                                                                  950,839
       350,000      General Electric                                                                2,129,923
       327,167      Glaxo Wellcome Plc                                                              5,545,901
       384,467      Grand Metropolitan                                                              2,854,023

              See accompanying notes to the financial statements.            13

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


     Shares         Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    United Kingdom - continued
        22,454      Great Portland Estates                                                             76,931
       140,340      Great Portland Estates Plc                                                        483,116
       202,079      Great Universal Stores Plc                                                      2,146,294
       157,100      Guardian Royal                                                                    712,538
        83,636      Hanson Plc Warrants 9/30/97                                                         1,307
       137,865      Hanson Plc                                                                        618,549
       647,867      Hillsdown Holdings                                                              2,018,860
        68,742      HSBC Holdings                                                                   1,772,011
        73,918      Hyder Plc                                                                       1,000,957
       148,539      Hyder Plc Cumulative Redemption Preferred Shares                                  261,123
       240,271      ICI                                                                             2,967,456
       110,292      Imperial Tobacco Group Plc *                                                      764,751
       381,292      Ladbroke Group                                                                  1,430,779
         2,121      Lloyds TSB Group                                                                   17,648
       698,561      Marley                                                                          1,413,231
       343,140      Mirror Group Plc                                                                1,172,850
       193,700      National Power                                                                  1,552,456
       182,000      National Westminster Bank                                                       2,252,237
       176,246      Peninsular & Oriental Steam Navigation Co                                       1,917,927
        71,700      Powergen                                                                          722,927
     2,148,935      Raglan Property Plc                                                               841,437
       297,600      Railtrack Group Plc                                                             2,197,043
       569,847      Royal & Sun Alliance Insurance                                                  4,574,150
       223,562      Safeway Plc                                                                     1,320,364
       500,000      Scottish Power Plc                                                              2,855,125
     1,005,847      Sears                                                                           1,329,242
       203,554      Severn Trent Plc                                                                2,367,861
       100,000      Smith (WH) Group                                                                  742,333
       211,470      Standard Chartered                                                              2,908,462
       438,000      Sun Life & Province Holding                                                     2,058,039
       694,766      T & N                                                                           1,847,622
       100,000      Tarmac                                                                            164,782
       200,000      Tate & Lyle                                                                     1,424,300
       200,225      Taylor Woodrow Plc                                                                623,934
       188,228      TC Group Plc                                                                      359,300
       166,250      Thames Water                                                                    1,863,397
                                                                                            ------------------
                                                                                                  129,402,611
                                                                                            ------------------

                    TOTAL STOCK AND EQUIVALENTS (Cost $593,446,085)                               635,593,021
                                                                                            ------------------

     Par Value      CONVERTIBLE BONDS - 0.2%
                    Hong Kong - 0.1%
HKD    702,000      Sino Land Co, 5.00% due 2/26/01 144A                                              737,100
                                                                                            ------------------

                    Italy - 0.0%
ITL280,300,000      Mediobanca (Banc Credito Finanz), 4.00% due 12/31/97                              162,707
                                                                                            ------------------

14              See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997


   Par Value ($)    Description                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
                    Mexico - 0.0%
  $      630,000    Grupo Financiero Invermexico, 7.50% due 6/16/01                                   233,100
                                                                                            ------------------

                    New Zealand - 0.1%
NZD      753,000    Brierley Investment, 9.00% due 6/30/98                                            671,994
                                                                                            ------------------

                    TOTAL CONVERTIBLE BONDS (Cost $1,741,392)                                       1,804,901
                                                                                            ------------------

                    SHORT-TERM INVESTMENTS - 15.5%
                    Cash Equivalents - 15.5%
  $   30,000,000    First National Bank of Chicago Time Deposit, 5.44% due 3/3/97                  30,000,000
  $   27,300,000    Republic Bank of New York Time Deposit, 5.34% due 3/3/97                       27,300,000
      51,008,420    The Boston Global Investment Trust (c)                                         51,008,420
                                                                                            ------------------

                    TOTAL SHORT-TERM INVESTMENTS (Cost $108,308,420)                              108,308,420
                                                                                            ------------------

                    TOTAL INVESTMENTS - 106.7%
                    (Cost $703,495,897) * *                                                       745,706,342

                    Other Assets and Liabilities (net) -  (6.7%)                                  (47,029,617)
                                                                                            ------------------

                    TOTAL NET ASSETS - 100.0%                                             $       698,676,725
                                                                                            ==================

                    Notes to the Schedule of Investments:

                 ADR  American Depository Receipt
                 GDR  Global Depository Receipt
                 HKD  Hong Kong Dollar
                 ITL  Italian Lira
                 NZD  New Zealand Dollar

                 (a)  Bankrupt security.

                 (b)  Valued by management (Note 1).

                 (c)  Represents investment of security lending collateral
                      (Note 1).

                 (d) Security is restricted as to resale. The aggregate market value of restricted securities is $1,143,056 or .16% of total assets.

                 144A Securities exempt from registration under Rule 144A
                      of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 * Non-income producing security. A dividend has not been declared for the year ended February 28, 1997.

                 ** The aggregate identified cost for federal income tax purposes is $706,578,106, resulting in gross unrealized appreciation and depreciation of $69,760,211 and $30,631,975, respectively, and net unrealized appreciation of $39,128,236.


              See accompanying notes to the financial statements.             15

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997

--------------------------------------------------------------------------------


           At February 28, 1997, industry sector diversification of the Fund's equity investments was as follows:

           Industry Sector (Unaudited)

           Banking                                                    10.9%
           Consumer Goods                                              8.0
           Electronic Equipment                                        6.2
           Construction                                                5.9
           Oil and Gas                                                 5.6
           Machinery                                                   5.5
           Conglomerates                                               5.2
           Retail Trade                                                5.1
           Utilities                                                   5.0
           Insurance                                                   4.7
           Telecommunications                                          4.7
           Services                                                    4.4
           Health Care                                                 3.6
           Chemicals                                                   3.6
           Automotive                                                  3.6
           Transportation                                              2.6
           Real Estate                                                 2.5
           Metals and Mining                                           2.3
           Computers                                                   1.8
           Paper and Allied Products                                   1.6
           Food and Beverage                                           1.4
           Communications                                              1.0
           Financial Services                                          0.8
           Textiles                                                    0.5
           Aerospace                                                   0.3
           Miscellaneous                                               3.2
                                                                  --------
                                                                     100.0%
                                                                  ========

16            See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
--------------------------------------------------------------------------------


Assets:
    Investments, at value (cost $703,495,897) (Note 1)                              $    745,706,342
    Foreign currency, at value (cost $6,498,934) (Note 1)                                  6,555,992
    Cash                                                                                      28,266
    Receivable for investments sold                                                        1,855,676
    Dividends and interest receivable                                                        552,544
    Foreign withholding taxes receivable                                                     172,112
    Receivable for expenses waived or borne by Manager (Note 2)                              125,632
                                                                                    -----------------

       Total assets                                                                      754,996,564
                                                                                    -----------------

Liabilities:
    Payable upon return of securities loaned (Note 1)                                     51,008,420
    Payable for investments purchased                                                      4,552,487
    Payable to affiliate for (Note 2):
       Management fee                                                                        390,054
       Shareholder service fee                                                                79,561
    Accrued expenses                                                                         289,317
                                                                                    -----------------

       Total liabilities                                                                  56,319,839
                                                                                    -----------------

Net assets                                                                          $    698,676,725
                                                                                    =================

Net assets consist of:
    Paid-in capital                                                                 $    659,398,781
    Distributions in excess of net investment income                                         (76,274)
    Accumulated net realized loss                                                         (2,863,625)
    Net unrealized appreciation                                                           42,217,843
                                                                                    -----------------

                                                                                    $    698,676,725
                                                                                    =================
Net assets attributable to:
    Class I Shares                                                                  $      4,890,763
                                                                                    =================
    Class II Shares                                                                 $     21,956,554
                                                                                    =================
    Class III Shares                                                                $    671,829,408
                                                                                    =================

Shares outstanding:
    Class I                                                                                  459,112
                                                                                    =================
    Class II                                                                               2,061,100
                                                                                    =================
    Class III                                                                             63,052,464
                                                                                    =================

Net asset value per share:
    Class I                                                                         $          10.65
                                                                                    =================
    Class II                                                                        $          10.65
                                                                                    =================
    Class III                                                                       $          10.66
                                                                                    =================

             See accompanying notes to the financial statements.              17

GMO Foreign Fund
(A Series of GMO Trust)

Statement of Operations - Period from June 28, 1996
(commencement of operations) to February 28, 1997
--------------------------------------------------------------------------------

Investment income:
    Dividends (net of foreign tax expense of $768,535)             $  6,259,532
    Interest (including security lending income of $91,837)           1,830,178
                                                                   -------------
       Total income                                                   8,089,710
                                                                   -------------
Expenses:
    Management fee (Note 2)                                           3,034,381
    Custodian fees                                                      393,371
    Registration fees                                                   140,767
    Audit fees                                                           65,234
    Stamp duties and transfer taxes                                      49,325
    Transfer agent fees                                                  29,086
    Legal fees                                                           26,846
    Trustees fee (Note 2)                                                 2,162
    Miscellaneous                                                         3,629
    Fees waived or borne by Manager (Note 2)                         (1,267,971)
                                                                   -------------
                                                                      2,476,830
    Shareholder service fee (Note 2)
       Class I                                                            7,690
       Class II                                                          11,884
       Class III                                                        594,714
                                                                   -------------

       Net expenses                                                   3,091,118
                                                                   -------------

          Net investment income                                       4,998,592
                                                                   -------------

Realized and unrealized gain (loss):
       Net realized gain (loss) on:
          Investments                                                (2,845,646)
          Foreign currency, forward contracts and foreign currency
             related transactions                                      (533,774)
                                                                   -------------
             Net realized loss                                       (3,379,420)
                                                                   -------------

       Change in net unrealized appreciation (depreciation) on:
          Investments                                                42,210,445
          Foreign currency, forward contracts and foreign currency
             related transactions                                         7,398
                                                                   -------------
             Net unrealized gain                                     42,217,843
                                                                   -------------

       Net realized and unrealized gain                              38,838,423
                                                                   -------------
Net increase in net assets resulting from operations               $ 43,837,015
                                                                   =============

18           See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets - Period from June 28, 1996 (commencement of operations) to February 28, 1997
--------------------------------------------------------------------------------


Increase (decrease) in net assets:
Operations:
      Net investment income                                               $            4,998,592
      Net realized loss                                                               (3,379,420)
      Change in net unrealized appreciation (depreciation)                            42,217,843
                                                                            ---------------------

      Net increase in net assets resulting from operations                            43,837,015
                                                                            ---------------------

Distributions to shareholders from:
      Net investment income
         Class I                                                                         (32,692)
         Class II                                                                        (86,399)
         Class III                                                                    (4,439,981)
                                                                            ---------------------
         Total distributions from net investment income                               (4,559,072)
                                                                            ---------------------

Net share transactions:  (Note 5)
         Class I                                                                       4,554,323
         Class II                                                                     21,186,399
         Class III                                                                   633,658,060
                                                                            ---------------------
      Increase in net assets resulting from net share transactions                   659,398,782
                                                                            ---------------------

      Total increase in net assets                                                   698,676,725


Net assets:
      Beginning of period                                                              -
                                                                            ---------------------

      End of period (including distributions in excess of
         net investment income of $76,274)                                $          698,676,725
                                                                            =====================

              See accompanying notes to the financial statements.             19

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class I share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                               Period from July 10, 1996
                                                             (commencement of operations)
                                                                  to February 28, 1997
                                                                  --------------------
Net asset value, beginning of period                            $                9.88
                                                                  --------------------

Income from investment operations:
  Net investment income                                                          0.06
  Net realized and unrealized gain                                               0.78
                                                                  --------------------

       Total from investment operations                                          0.84
                                                                  --------------------

Less distributions to shareholders from:
    Net investment income                                                       (0.07)
                                                                  --------------------


Net asset value, end of period                                  $               10.65
                                                                  ====================

Total Return (a)                                                                8.53%


Ratios/Supplemental Data:

    Net assets, end of period (000's)                           $               4,891
    Net expenses to average
       daily net assets                                                         0.89%* (b)
    Net investment income to average
       daily net assets                                                         0.98%*
    Portfolio turnover rate                                                       13%
    Average broker commission rate per equity share (c)         $              0.0204
    Fees and expenses voluntarily waived or borne by
       the Manager consisted of the following per
       share amount:                                            $                0.02

*      Annualized.
(a) The total return would have been lower had certain expenses not been waived during the period shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .01% of average daily net assets.
(c) The average broker commission rate will vary depending on the markets in which trades are executed.

20            See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                          Period from September 30, 1996
                                                           (commencement of operations)
                                                               to February 28, 1997
                                                               ---------------------
Net asset value, beginning of period                         $                10.02
                                                               ---------------------

Income from investment operations:
  Net investment income                                                        0.06
  Net realized and unrealized gain                                             0.65
                                                               ---------------------

       Total from investment operations                                        0.71
                                                               ---------------------

Less distributions to shareholders from:
    Net investment income                                                     (0.08)
                                                               ---------------------

Net asset value, end of period                               $                10.65
                                                               =====================

Total Return (a)                                                              7.08%


Ratios/Supplemental Data:

    Net assets, end of period (000's)                        $               21,957
    Net expenses to average
       daily net assets                                                       0.84%* (b)
    Net investment income to average
       daily net assets                                                       0.83%*
    Portfolio turnover rate                                                     13%
    Average broker commission rate per equity share (c)      $               0.0204
    Fees and expenses voluntarily waived or borne by
       the Manager consisted of the following per
       share amount:                                         $                 0.02

*    Annualized.
(a) The total return would have been lower had certain expenses not been waived during the period shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .02% of average daily net assets.
(c) The average broker commission rate will vary depending on the markets in which trades are executed.


            See accompanying notes to the financial statements.               21

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              Period from June 28, 1996
                                                            (commencement of operations)
                                                               to February 28, 1997
                                                               ---------------------
Net asset value, beginning of period                         $                10.00
                                                               ---------------------

Income from investment operations:
  Net investment income                                                        0.08
  Net realized and unrealized gain                                             0.66
                                                               ---------------------

       Total from investment operations                                        0.74
                                                               ---------------------

Less distributions to shareholders from:
  Net investment income                                                       (0.08)
                                                               ---------------------


Net asset value, end of period                               $                10.66
                                                               =====================

Total Return (a)                                                               7.37%


Ratios/Supplemental Data:

    Net assets, end of period (000's)                        $              671,829
    Net expenses to average
       daily net assets                                                      0.76%* (b)
    Net investment income to average
       daily net assets                                                      1.24%*
    Portfolio turnover rate                                                    13%
    Average broker commission rate per equity share (c)      $              0.0204
    Fees and expenses voluntarily waived or borne by
       the Manager consisted of the following per
       share amount:                                         $                0.02

*     Annualized.
(a) The total return would have been lower had certain expenses not been waived during the period shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximates .01% of average daily net assets.
(c) The average broker commission rate will vary depending on the markets in which trades are executed.


22             See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------

1.  Significant accounting policies

    The GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

    The Fund commenced operations on June 28, 1996 subsequent to a transaction involving the reorganization of the GMO International Equities Pool of The Common Fund for Nonprofit Organizations (the "GMO Pool"). The GMO Pool was discontinued and its net assets distributed pro rata to the unitholders of the GMO Pool as a liquidating distribution. Such net assets were immediately thereafter transferred by the unitholders to the Fund in exchange for shares of the Fund. The portfolio of the Fund on June 28, 1996 was the same as the portfolio of the GMO Pool prior to the transfer.

    The Fund seeks maximum total return through investment primarily in equity securities of non-U.S. issuers.

    The Fund offers three classes of shares: Class I, Class II, and Class III. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

    The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    Portfolio valuation
    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

    Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

    Foreign currency translation
    The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.


    Forward currency contracts
    The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no open

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    forward currency contracts as of February 28, 1997.

    Security lending
    The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $41,167,234 collateralized by cash in the amount of $51,008,420, which was invested in a short-term instrument.

    Taxes
    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

    Distributions to shareholders
    The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency and passive foreign investment company transactions.

    The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

      Undistributed Net         Accumulated Net Realized
      Investment Income               Gain/(Loss)              Paid-in Capital
    ------------------------   ---------------------------   ------------------
       ($515,794)                       $515,795                     ($1)


    Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

    Security transactions and related investment income
    Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

    Allocation of operating activity
    The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

    Investment risk
    There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.  Fees and other transactions with affiliates

    GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. The Fund has adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
    GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .60% of average daily net assets.

    The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1997, was $2,162. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.  Purchases and sales of securities

    Cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the period ended February 28, 1997 aggregated $157,513,987 and $73,997,402, respectively.

4.  Principal shareholders

    At February 28, 1997, 100% of the outstanding Class I shares of the Fund were held by two shareholders, 100% of the outstanding Class II shares of the Fund were held by one shareholder and 30% of the outstanding Class III shares were held by two shareholders, each holding in excess of 10% of the outstanding shares of the respective class.

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------
5.  Share transactions

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Period from July 10, 1996
                                                              (commencement of operations)
                                                                  to February 28, 1997
     Class I:                                          -------------------------------------------
                                                           Shares                      Amount
                                                       ---------------             ---------------
    Shares sold                                               455,993              $    4,521,631
    Shares issued to shareholders in
     reinvestment of distributions                              3,119                      32,692
    Shares repurchased                                              -                           -
                                                       ---------------             ---------------
    Net increase                                              459,112              $    4,554,323
                                                       ===============             ===============
                                                             Period from September 30, 1996
                                                              (commencement of operations)
     Class II:                                                    to February 28, 1997
                                                       -------------------------------------------
                                                           Shares                      Amount
                                                       ---------------             ---------------
    Shares sold                                             2,052,856              $   21,100,000

    Shares issued to shareholders in
     reinvestment of distributions                              8,244                      86,399
    Shares repurchased                                           -                            -
                                                       ---------------             ---------------
    Net increase                                            2,061,100              $   21,186,399
                                                       ===============             ===============
                                                               Period from June 28, 1996
                                                              (commencement of operations)
     Class III:                                                     to February 28, 1997
                                                       -------------------------------------------
                                                           Shares                      Amount
                                                       ---------------             ---------------
    Shares sold                                            64,118,750              $  644,703,588
    Shares issued to shareholders in
     reinvestment of distributions                            167,499                   1,757,065
    Shares repurchased                                     (1,233,785)                (12,802,593)
                                                       ---------------             ---------------
    Net increase                                           63,052,464              $  633,658,060
                                                       ===============             ===============

GMO Foreign Fund
(A Series of GMO Trust)

Federal Income Tax Information on Distributions - (Unaudited)

--------------------------------------------------------------------------------
For the fiscal year ended February 28, 1997, all the Fund's distributions are from investment company taxable income.

At February 28, 1997, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

              Year of Expiration                   Amount
              ------------------                   ------
                    2005                     $    649,423


The Fund has also elected to defer to March 1, 1997 post-October losses of $2,104,551.

GMO Foreign Fund
(A Series of GMO Trust)


Portfolio Managers
------------------

Mr. Jui Lai and Ms. Ann Spruill are responsible for the management of the GMO International Active Division. Mr. Jui and Ms. Spruill have been portfolio managers with GMO for nine and seven years, respectively. The GMO Foreign Fund is managed on a geographic basis by Ms. Spruill, Mr. Lai, Mr. Hoyt Ludington, Mr. Richard Mattione and Mr. Joshua Rosenthal, Ms. Margaret McGetrick is currently on a leave of absence.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

For the fiscal year ended February 28, 1997, the Class III shares of the GMO Foreign Fund returned 11.8%, outperforming its EAFE benchmark by 8.6% after fees. This outperformance resulted from good country and stock selection combined with a small boost from hedging.

Nearly all global equity markets posted positive returns over the past twelve months. However, while the S&P 500 returned 26.2%, the Morgan Stanley Capital International Europe Australasia and Far East (EAFE) Index returned only 3.2%. EAFE's lower return was the result of two major influences -- the strong dollar and a weak Japanese stock market. Stripping out the effect of the strong dollar and a weak Japan, the EAFE ex-Japan index returned 25.6% in local terms over this period nearly matching the return of the S&P.

Eleven out of the twenty EAFE markets outperformed the S&P 500 in local terms. However, once adjusted into U.S. dollars, only seven countries posted a greater return than the S&P. The dollar strengthened 9.2% against an EAFE-weighted basket of currencies, thus significantly impacting returns for U.S. investors.

The other major influence on EAFE's return was the decline in the Japanese stock market. Japan returned -20.5% over the past fiscal year -- far and away the worst performance of any developed market. This decline severely impacted EAFE's return as Japan comprised over 39% of the EAFE index as of February 29, 1996. Our country selection benefited as we were underweight in Japan throughout the year.

We are currently at a weight of 22% in Japan. This is 8% underweight relative to the benchmark. Our view on Japan is less negative than it has been in the past due to the long-term underperformace of the market and the currency as well as its recent attractiveness on parameters such as price-to-book. We are most overweight in Spain, New Zealand, the Netherlands, and Belgium.

Currency Hedging

Currency hedging added 50 basis points to our total return over the past fiscal year. We began the year 5.5% hedged primarily against the D-Mark and Swiss franc. During the year we unwound our hedges until we were completely unhedged as of mid December.

Our policy is to hedge up to 30% of the portfolio in order to protect the underlying dollar-based assets of our clients. However, we will not speculate on short-term movements in currencies. We will only hedge when we believe the dollar to be considerably under or overvalued relative to foreign currencies. We are currently unhedged as we do not believe the dollar to be undervalued enough on a long-term basis to merit hedging.

Emerging Markets

Emerging markets have grown considerably in the past three years in terms of capitalization, the number of investable markets, and the number of stocks listed. We have hired an additional portfolio manager, Josh Rosenthal, to increase our focus on these markets in response to their growing size, complexity, and importance.

Past investments have been on an opportunistic stock picking basis using GMO's traditional long-term value investment philosophy. Our policy is to invest from 0% to 10% of the portfolio in emerging markets, subject to stock selection opportunities and attractive valuations relative to the developed markets. Currently 3.9% of the GMO Foreign Fund is invested in emerging markets, with Russia and Korea comprising the majority of the emerging exposure.

Outlook

The Foreign Fund is managed with a long-term investment horizon and consequent low turnover. We typically buy company stocks at relatively low price-to-earnings, low price-to-cash flow, and low price-to-book or asset ratios. Currently the Foreign Fund stands at a discount to the market on all of these ratios as well as a premium on yield.

Like the U.S., the valuations of many foreign markets are beginning to appear a bit stretched after having posted another strong year. However, we believe that investment opportunities still exist abroad given the variety of stocks available in foreign markets and the relative inefficiency of these markets compared to the U.S. stock market.

The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Foreign Fund Class III Shares and the MSCI EAFE Index
As of February 28, 1997

Average Annual Total Return

                                                          Since
        1 Year          5 Year          10 Year         Inception

Class                                                   8/31/84
III     11.8%           17.9%           11.5%           19.0%

Class                                                   9/30/96
II      n/a             n/a             n/a             7.1%

Class                                                   7/10/96
I       n/a             n/a             n/a             8.5%


                           [LINE GRAPH APPEARS HERE]

Date                              GMO Foreign Fund            MSCI EAFE Index
08/31/84                                10,000                      10,000
02/28/85                                10,870                      10,574
02/28/86                                20,472                      18,498
02/28/87                                29,752                      31,363
02/29/88                                30,894                      37,249
02/28/89                                38,201                      45,012
02/28/90                                45,598                      43,565
02/28/91                                47,667                      42,561
02/29/92                                48,911                      39,400
02/28/93                                47,199                      37,774
02/28/94                                68,182                      52,575
02/28/95                                66,181                      50,235
02/29/96                                78,948                      58,702
06/28/96                                78,948                      58,702
02/28/97                                88,293                      60,604

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. The Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the Foreign Fund. All information relating to the time periods prior to June 28, 1996 relates to the GMO Pool. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class I shares and Class II shares may be different due to higher shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

GMO Global Properties Fund
(A Series of GMO Trust)
Annual Report
February 28, 1997

                       Report of Independent Accountants

To the Trustees of GMO Trust and the Shareholders of GMO Global Properties Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Properties Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from December 20, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
April 22, 1997

GMO Global Properties Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 1997


       Shares          Description                                                                  Value ($)
-----------------------------------------------------------------------------------------------------------------------
                       REAL ESTATE INVESTMENT TRUSTS - 35.2%
                       Canada - 0.5%
             2,000     Trizec Hahn Corp                                                                         46,750
                                                                                           ----------------------------

                       Netherlands - 9.5%
             9,500     German City Estates NV (Bearer)                                                         146,593
             2,500     Nagron                                                                                  266,221
             5,700     Vastned (Offices) NV                                                                    228,442
             5,550     VIB NV                                                                                  157,837
             1,600     Wereldhave NV                                                                           103,307
                                                                                           ----------------------------
                                                                                                               902,400
                                                                                           ----------------------------
                       New Zealand - 9.6%
           500,000     Trans Tasman Properties                                                                 255,966
         1,136,363     Trans Tasman Properties Ltd (Convertible)                                               652,493
                                                                                           ----------------------------
                                                                                                               908,459
                                                                                           ----------------------------
                       United States - 15.6%
             4,000     Arden Realty Group Inc                                                                  110,500
             2,500     Avalon Properties                                                                        69,688
             2,500     Bedford Properties Investments Inc                                                       46,875
             2,000     Developers Diversified Realty Co                                                         73,250
             3,000     Eastgroup Properties SBI                                                                 85,500
             4,000     Felcor Suite Hotels Inc                                                                 135,500
             2,000     Glimcher Realty Trust                                                                    41,750
             1,000     HRE Properties                                                                           16,375
             2,000     Lexington Corporate Properties                                                           25,750
             2,500     MGI Properties                                                                           54,375
             2,000     Mills Corp                                                                               47,000
             4,000     Patriot American Hospitality                                                            181,000
             3,000     Prentiss Properties Trust                                                                81,000
             3,000     Reckson Associates Realty Corp                                                          137,250
             2,500     Security Capital Atlantic Inc                                                            58,750
             2,500     Security Capital Pacific Trust                                                           58,750
             4,000     Shurgard Storage Centers Class A                                                        112,000
             2,000     Simon DeBartolo Group Inc                                                                60,250
             2,500     Urban Shopping Centers Inc                                                               78,438
                                                                                           ----------------------------
                                                                                                             1,474,001
                                                                                           ----------------------------

                       TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,375,695)                                 3,331,610
                                                                                           ----------------------------

       Par Value       SHORT-TERM INVESTMENTS - 64.5%
                       Cash Equivalents - 64.5%
 $      6,100,000      First National Bank of Chicago Time Deposit, 5.44% due 3/3/97                         6,100,000
                                                                                           ----------------------------

                       TOTAL SHORT-TERM INVESTMENTS (Cost $6,100,000)                                        6,100,000
                                                                                           ----------------------------

                       TOTAL INVESTMENTS - 99.7%
                       (Cost $9,475,695) * *                                                                 9,431,610

                       Other Assets and Liabilities (net) -  0.3%                                               32,745
                                                                                           ----------------------------

                       TOTAL NET ASSETS - 100.0%                                         $                   9,464,355
                                                                                           ============================

               See accompanying notes to the financial statements.             1

GMO Global Properties Fund
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 28, 1997



--------------------------------------------------------------------------------


                Note to the Schedule of Investments:

                ** The aggregate identified cost for federal income tax purposes is $9,475,695, resulting in gross unrealized appreciation and depreciation of $66,289 and $110,374 respectively, and net unrealized depreciation of $44,085.


2                    See accompanying notes to the financial statements.

GMO Global Properties Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 28, 1997
--------------------------------------------------------------------------------


Assets:
      Investments, at value (cost $9,475,695) (Note 1)        $     9,431,610
      Cash                                                             95,095
      Dividends and interest receivable                                 2,961
                                                                --------------

          Total assets                                              9,529,666
                                                                --------------



Liabilities:
      Payable to affiliate for (Note 2):
          Management fee                                                5,449
          Shareholder service fee                                       1,090
      Accrued expenses                                                 58,772
                                                                --------------

          Total liabilities                                            65,311
                                                                --------------


Net assets                                                    $     9,464,355
                                                                ==============

Net assets consist of:
      Paid-in capital                                         $     9,468,089
      Accumulated undistributed net investment income                  40,351
      Net unrealized depreciation                                     (44,085)
                                                                --------------

                                                              $     9,464,355
                                                                ==============


Net assets attributable to Class III Shares                   $     9,464,355
                                                                ==============

Shares outstanding - Class III                                        940,343
                                                                ==============

Net asset value per share - Class III                         $         10.06
                                                                ==============

               See accompanying notes to the financial statements.             3

GMO Global Properties Fund
(A Series of GMO Trust)

Statement of Operations - Period from December 20, 1996
(commencement of operations) to February 28, 1997
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                                 $       2,040
  Interest                                                                         75,199
                                                                              ------------
     Total income                                                                  77,239
                                                                              ------------

Expenses:
  Management fee (Note 2)                                                          13,266
  Audit fees                                                                       28,372
  Custodian fees                                                                   21,705
  Registration fees                                                                 4,990
  Transfer agent fees                                                               4,970
  Legal fees                                                                        2,915
  Trustees fee (Note 2)                                                                50
  Miscellaneous                                                                     1,495
  Fees waived or borne by Manager (Note 2)                                        (45,480)
                                                                              ------------
                                                                                   32,283
  Shareholder service fee - Class III (Note 2)                                      2,653
                                                                              ------------
     Net expenses                                                                  34,936
                                                                              ------------
       Net investment income                                                       42,303
                                                                              ------------

Realized and unrealized gain (loss):
     Net realized loss on foreign currency and foreign currency
       related transactions                                                        (1,952)
     Change in net unrealized appreciation (depreciation) on investments          (44,085)
                                                                              ------------
     Net realized and unrealized loss                                             (46,037)
                                                                              ------------

Net decrease in net assets resulting from operations                        $      (3,734)
                                                                              ============





4              See accompanying notes to the financial statements.

GMO Global Properties Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets - Period from December 20, 1996
(commencement of operations) to February 28, 1997
--------------------------------------------------------------------------------

Increase (decrease) in net assets:
Operations:
   Net investment income                                       $     42,303
   Net realized loss                                                 (1,952)
   Change in net unrealized appreciation (depreciation)             (44,085)
                                                                ------------

   Net decrease in net assets resulting from operations              (3,734)
                                                                ------------

Net share transactions - Class III (Note 5)                       9,468,089
                                                                ------------

   Total increase in net assets                                   9,464,355


Net assets:
   Beginning of period                                                    -
                                                                ------------

   End of period (including accumulated undistributed
     net investment income of $40,351)                         $  9,464,355
                                                                ============




              See accompanying notes to the financial statements.            5

GMO Global Properties Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              Period from December 20, 1996
                                                              (commencement of operations)
                                                                  to February 28, 1997
                                                                  --------------------

Net asset value, beginning of period                            $                10.00
                                                                  --------------------
Income from investment operations:
  Net investment income                                                           0.04
  Net realized and unrealized gain
   on investments                                                                 0.02(c)
                                                                  --------------------
         Total from investment operations                                         0.06
                                                                  --------------------

Net asset value, end of period                                  $                10.06
                                                                  ====================

Total Return (a)                                                                  0.60%


Ratios/Supplemental Data:

     Net assets, end of period (000's)                          $                9,464
     Net expenses to average
         daily net assets                                                        1.98%*
     Net investment income to average
         daily net assets                                                        2.39%*
     Portfolio turnover rate                                                        0%
     Average broker commission rate (b)                         $               0.0062
     Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                         $                 0.05

 *       Annualized.
(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) The average broker commission rate will vary depending on the markets in which trades are executed.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended February 28, 1997 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.



6             See accompanying notes to the financial statements.

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 1997
--------------------------------------------------------------------------------

1.   Significant accounting policies

     The GMO Global Properties Fund (the "Fund"), which commenced operations on December 20, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     Prior to April 7, 1997, the offering of shares for the Fund was not registered under the Securities Act of 1933, as amended (the "Act"), but rather was made privately by the Fund pursuant to the private placement exemption from registration provided by Section 4(2) of the Act and Regulation D thereunder.

     The Fund seeks long-term capital growth primarily through investment in securities of issuers throughout the world which are engaged in or related to the real estate industry or which own significant real estate assets.

     The Fund offers three classes of shares: Class I, Class II, and Class III. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. At February 28, 1997, Class III was the only active class of shares of the Fund.

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

     Foreign currency translation
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.


     Taxes
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     Distributions to shareholders
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency transactions.

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

     The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


          Undistributed Net          Accumulated Net Realized
          Investment Income                Gain/(Loss)           Paid-in Capital
     -----------------------------   -------------------------   ---------------
              ($1,952)                         $1,952                   -

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     The Fund's investments in REIT equity securities may at times result in the Fund's receipt of cash in excess of its interest in the REIT's earnings. The excess amount cannot be determined by the Fund at the time of receipt. If the Fund distributes amounts which are subsequently determined to exceed REIT earnings, such amounts would constitute a return of capital to Fund shareholders for federal income tax purposes.

     Security transactions and related investment income
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

     Allocation of operating activity
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

     Purchases and redemptions of Fund shares
     The premium on cash purchases of Fund shares is .60% of the amount invested. In the case of cash redemptions, the fee is .30% of the amount redeemed. The Manager may waive such premiums to the extent that a transaction results in minimal brokerage and transaction costs to the Fund. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the period ended February 28, 1997, the Fund received $56,808 in purchase premiums and no redemption fees. There is no premium for reinvested distributions.

     Investment risks
     There are certain additional risks involved in investing in real-estate related securities rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate values and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Additionally, there are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   Fees and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. The Fund has adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

     GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed .60% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1997, was $50. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO Global Properties Fund
(A Series of GMO Trust)

Notes to Financial Statements - continued

--------------------------------------------------------------------------------

3.   Purchases and sales of securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 1997, aggregated $3,375,695 and $0, respectively.

4.   Principal shareholders

     At February 28, 1997, 73% of the outstanding shares of the Fund were held by one shareholder.

5.   Share transactions

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Period from December 20, 1996
                                                                (commencement of operations)
                                                                    to February 28, 1997
                                                           ------------------------------------------
     Class III:                                                Shares                       Amount
                                                           -------------                -------------
    Shares sold                                                 940,343                $    9,468,089

    Shares issued to shareholders in reinvestment
     of distributions                                                 0                            0

    Shares repurchased                                                0                            0
                                                           -------------                -------------
    Net increase                                                940,343               $    9,468,089
                                                           =============                =============

GMO Global Properties Fund
(A Series of GMO Trust)

Portfolio Managers
------------------

Mr Eyk Van Otterloo and Mr Wilson Magee are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Van Otterloo has been with GMO since its founding in 1977. Mr. Magee joined GMO in 1997 following 15 years of experience in the real estate industry.

Management Discussion and Analysis of Fund Performance
------------------------------------------------------

The Class III shares of the Global Properties Fund (GPF) were launched December 20, 1996, to provide global diversification within the real estate asset class. The total return for the Fund since inception was 0.6%. (For the period beginning January 1, 1997, and ending February 28, 1997, GPF returned -0.1%, outperforming its benchmark, the GPR LIFE Global Property Index, which returned -1.1%, but underperforming the MSCI World Equity Index 2.3%)/1/. Fiscal year performance reflects only two months of performance for the Fund during which the Fund was not fully invested in property stocks.

Most singificant in terms of value-added was the absence of Fund holdings in Hong Kong and Germany, both of which performed poorly in local currencies and U.S. dollars. Due to the short time since inception and the fact that most of GPF's assets were cash equivalents during this period, these are not particularly meaningful.

Security Selection. Property stocks are selected using a three tier process. First, country weightings are established utilizing our country models of relative (real estate) securities index values. Second, property markets are analyzed to identify prospective trends that affect each property type and, to the extent meaningful, regional trends within countries. Finally, fundamental property and securities analysis are used to select securities of undervalued companies.

Outlook. The outlook for property stocks varies by country. Hong Kong, which has had two years of phenomental property stock performance, appears likely to suffer from increasing supply of luxury residential and office properties. Thailand and Indonesia likewise are excepted to suffer from oversupplies of office and luxury residential properties. Elsewhere in the Pacific Rim, the outlook appears to favor Australia, Malaysia, Philippines, Singapore and, perhaps eventually, Japan. We remain bullish on property stocks in the Netherlands, Portugal, and Spain. The prospects for North American companies continue to be good, led by a strong US economy and positive cyclical property trends for most product types.

The view expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

----------------
/1/ The returns for this period are for comparative purpose only since the GPR index is only available on a monthly basis.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from November 25, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian provides a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP

  Boston, Massachusetts
  April 22, 1997

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

  PAR VALUE ($)/
      SHARES     DESCRIPTION                                       VALUE ($)

------------------------------------------------------------------------------
                 MUTUAL FUNDS -- 100.0%
     437,684     GMO Core Fund (Class III Shares)                   8,806,197
     130,166     GMO Currency Hedged International Bond Fund
                 (Class III Shares)                                 1,582,813
     176,768     GMO Currency Hedged International Core Fund
                 (Class III Shares)                                 2,243,181
      62,659     GMO Emerging Country Debt Fund (Class III
                 Shares)                                              882,868
     231,361     GMO Emerging Markets Fund (Class III Shares)       2,889,694
      69,812     GMO Growth Fund (Class III Shares)                   361,628
      32,020     GMO International Bond Fund (Class III Shares)       345,170
     187,981     GMO International Core Fund (Class III Shares)     4,582,973
      29,620     GMO International Small Companies Fund (Class
                 III Shares)                                          398,689
     219,395     GMO REIT Fund (Class III Shares)                   2,768,763
     127,025     GMO Small Cap Growth Fund (Class III Shares)       1,247,387
     150,731     GMO Small Cap Value Fund (Class III Shares)        2,395,114
     154,023     GMO Value Fund (Class III Shares)                  2,287,237
                                                                  -----------
                 TOTAL MUTUAL FUNDS (COST $30,414,082)             30,791,714
                                                                  -----------
                 SHORT-TERM INVESTMENT -- 0.0%
                 REPURCHASE AGREEMENT -- 0.0%
     $ 1,470     Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,
                 with a maturity value of $1,470 and an
                 effective yield of 4.85%, collateralized by
                 U.S. Treasury Obligations with rates ranging
                 from 7.25% to 11.88%, with maturity dates
                 ranging from 11/15/03 to 5/15/20 and with an
                 aggregate
                 market value of $1,501.                                1,470
                                                                  -----------
                 TOTAL SHORT-TERM INVESTMENT (COST $1,470)              1,470
                                                                  -----------
                 TOTAL INVESTMENTS -- 100.0%
                 (Cost $30,415,552) *                              30,793,184
                 Other Assets and Liabilities (net)                    (6,605)
                                                                  -----------
                 TOTAL NET ASSETS -- 100%                         $30,786,579
                                                                  ===========
                 NOTES TO THE SCHEDULE OF INVESTMENTS:
                 * The aggregate identified cost for federal income tax
                   purposes is $30,538,666, resulting in gross unrealized
                   appreciation and depreciation of $594,909 and $340,391,
                   respectively, and net unrealized appreciation of
                   $254,518.

                See accompanying notes to the financial statements.           1

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $30,415,552) (Note 1)           $30,793,184
 Receivable for expenses waived or borne by Manager (Note 2)       6,119
                                                             -----------
  Total assets                                                30,799,303
                                                             -----------
LIABILITIES:
 Accrued expenses                                                 12,724
                                                             -----------
  Total liabilities                                               12,724
                                                             -----------
NET ASSETS                                                   $30,786,579
                                                             ===========
NET ASSETS CONSIST OF:
 Paid-in-capital                                             $29,871,668
 Accumulated undistributed net investment loss                        (8)
 Accumulated undistributed net realized gain                     537,287
 Net unrealized appreciation                                     377,632
                                                             -----------
                                                             $30,786,579
                                                             ===========
NET ASSETS ATTRIBUTABLE TO:
 Class III shares                                            $30,786,579
                                                             ===========
SHARES OUTSTANDING:
 Class III                                                     2,988,868
                                                             ===========
NET ASSET VALUE PER SHARE:
 Class III                                                   $     10.30
                                                             ===========

2              See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS --
    PERIOD FROM NOVEMBER 25, 1996 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY
    28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends from investment company shares                    $  202,100
 Interest                                                           269
                                                             ----------
  Total income                                                  202,369
                                                             ----------
EXPENSES:
 Audit fees                                                      14,179
 Registration fees                                                2,495
 Custodian and transfer agent fees                                1,509
 Legal fees                                                         125
 Miscellaneous                                                      803
 Fees waived or borne by Manager (Note 2)                       (19,111)
                                                             ----------
 Net expenses                                                        --
                                                             ----------
  Net investment income                                         202,369
                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
 Investments                                                   (121,668)
 Realized gain distributions from investment company shares     793,873
                                                             ----------
  Net realized gain                                             672,205
                                                             ----------
 Change in net unrealized appreciation (depreciation) on
  investments                                                   377,632
                                                             ----------
 Net realized and unrealized gain                             1,049,837
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $1,252,206
                                                             ==========

             See accompanying notes to the financial statements.      3

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 PERIOD FROM NOVEMBER 25, 1996
                                                 (COMMENCEMENT OF OPERATIONS)
                                                     TO FEBRUARY 28, 1997
                                                 -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                                    $   202,369
 Net realized gain                                            672,205
 Change in net unrealized appreciation
  (depreciation)                                              377,632
                                                          -----------
 Net increase in net assets resulting from
  operations                                                1,252,206
                                                          -----------
Distributions to shareholders from:
 Net investment income
 Class III                                                   (202,377)
                                                          -----------
 Net realized gains
 Class III                                                   (134,918)
                                                          -----------
                                                             (337,295)
                                                          -----------
Net share transactions: (Note 5)
 Class III                                                 29,871,668
                                                          -----------
 Increase in net assets resulting from net share
  transactions                                             29,871,668
                                                          -----------
 Total increase in net assets                              30,786,579
NET ASSETS:
 Beginning of period                                               --
                                                          -----------
 End of period (including accumulated
  undistributed net investment loss of ($8))              $30,786,579
                                                          ===========

4              See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  PERIOD FROM NOVEMBER 25, 1996
                                                  (COMMENCEMENT OF OPERATIONS)
                                                      TO FEBRUARY 28, 1997
                                                  -----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.00
                                                             -------
Income from investment operations:
 Net investment income                                          0.12
 Net realized and unrealized gain                               0.38
                                                             -------
 Total from investment operations                               0.50
                                                             -------
Less distributions to shareholders:
 From net investment income                                    (0.12)
 From net realized gains                                       (0.08)
                                                             -------
 Total distributions                                           (0.20)
                                                             -------
NET ASSET VALUE, END OF PERIOD                               $ 10.30
                                                             =======
TOTAL RETURN(A)                                                 5.09%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $30,787
 Net expenses to average daily net assets                       0.00%*
 Net investment income to average daily net
  assets                                                        3.21%*
 Portfolio turnover rate                                          10%
 Fees and expenses voluntarily waived or borne by
  the Manager consisted of the following per
  share amount:                                              $  0.01

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
* Annualized.

              See accompanying notes to the financial statements.              5

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO Global (U.S.+) Equity Allocation Fund (the "Fund"), which commenced operations on November 25, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

  The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks a total return greater than that of the GMO Global (U.S.+) Equity Index, a benchmark developed by the Manager. The Fund will pursue its objective by investing primarily in Class III shares of domestic equity, international equity, and fixed income funds of the Trust.

  The Fund offers three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. At February 28, 1997, Class III was the only active class of shares of the Fund.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .42% of the amount invested. In the case of cash redemptions, the fee is .05% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the period ended February 28, 1997, the Fund received $102,341 in purchase premiums and $325 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .13% for Class I shares and .07% for Class II shares. No shareholder service fee is charged for Class III shares.

  GMO has agreed to reimburse all expenses until further notice (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

  For the period ended February 28, 1997, the Fund incurred no Trustees' fees. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 1997, aggregated $32,862,850 and $2,327,100, respectively.

4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 51% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                      Period from November 25, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class III:                        ------------------------------
                                         Shares          Amount
                                      -------------- ---------------
    Shares sold                           3,086,368  $    30,859,765
    Shares issued to shareholders in
     reinvestment
     of distributions                            --               --
    Shares repurchased                      (97,500)        (988,097)
                                      -------------  ---------------
    Net increase                          2,988,868  $    29,871,668
                                      =============  ===============

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

  Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Ban Otterloo & Co. LLC for more than fifteen years. Mr. Inker has been with the firm for five years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class III shares of the Global (U.S.+) Equity Allocation Fund returned 5.1% for three months from its inception (November 25, 1996) to February 28, 1997. During that period the Fund's benchmark (75% S&P 500/25% GMO EAFE-Lite Extended) returned 3.8%. During this period, the U.S. equity market performed strongly, although the market paused for breath in December following Federal Reserve Chairman Greenspan's concerns of "irrational exuberance" in the market. The underweighting of U.S. equities in the Global (U.S.+) Equity Allocation Fund therefore contributed negatively to performance for the year, but was more than offset by the strong performance of emerging equities, emerging debt, and real estate investment trusts (REITs).

  We use GMO's long-term asset class forecasts to allocate the Global (U.S.+) Equity Allocation Fund among various GMO mutual funds. From the inception of the Fund we have felt that the U.S. stock market is significantly overvalued. The market's subsequent climb has only made this situation more extreme. Our research suggests that from the market's current valuation level, prospective returns for large capitalization U.S. stocks over the next 10 years will be very disappointing, with a forecasted average annual return of only 3% per year.

  The Fund is underweight in U.S. stocks in the portfolio by approximately 15% relative to the benchmark, which negatively impacted the Fund's overall performance due to the continuing rally of U.S. equities relative to the international markets during the period. Within U.S. stocks, we have tilted the portfolio towards the most attractively valued sectors: small stocks, where we have a 6% overweighting, and real estate investment trusts (REITs), where our overweighting is 5%. Since the Fund's inception, the allocation to REITs has helped performance, as the GMO REIT Fund outperformed the aggregate U.S. market by 6% over the period. Small stocks, on the other hand, lagged by approximately 2%.

  Within the international equity portion of the portfolio, we have overweighted emerging equities significantly. This has been a real boost to the portfolio, as the last three months have been strong for emerging stocks, with the GMO Emerging Markets Fund up over 16% in the period.

  In December we allocated 9% of the Fund to fixed income of which 6% was to international bonds and 3% to emerging country debt. Due to the strong performance of emerging country debt, the fixed income portion of the portfolio outperformed U.S. equities during this period. Because of our very bearish view of the U.S. equity market, we feel a reasonably sized fixed income position is excellent protection against future weakness in the U.S. equity market.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------


  Until we see a significant correction in U.S. equities, it is likely that the Fund will maintain its bearish stance. The moderately sized fixed income position should provide a degree of protection in a bear market, and we believe that international stocks, particularly in emerging markets, will perform better than those in the U.S. In addition, REITs should do well in the current market environment, providing more attractive yields and valuations than those available from the high valuation levels of U.S. equities.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL EQUITY ALLOCATION FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from October 11, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP
  Boston, Massachusetts
  April 22, 1997

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

              See accompanying notes to the financial statements.

  PAR VALUE ($)/
      SHARES     DESCRIPTION                                       VALUE ($)

-------------------------------------------------------------------------------
                 MUTUAL FUNDS -- 100.0%
       63,365    GMO Emerging Country Debt Fund (Class III
                 Shares)                                               892,813
      740,649    GMO Emerging Markets Fund (Class III Shares)        9,250,711
      112,516    GMO International Bond Fund (Class III Shares)      1,212,927
    1,347,477    GMO International Core Fund (Class III Shares)     32,851,479
      130,012    GMO International Small Companies Fund (Class
                 III Shares)                                         1,749,966
                                                                  ------------
                 TOTAL MUTUAL FUNDS (COST $45,402,045)              45,957,896
                                                                  ------------
                 SHORT-TERM INVESTMENT -- 0.0%
                 REPURCHASE AGREEMENT -- 0.0%
    $   1,461    Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,
                 with a maturity value of $1,462 and an
                 effective yield of 4.85%, collateralized by
                 U.S. Treasury Obligations with rates ranging
                 from 7.25% to 11.88%, with maturity dates
                 ranging from 11/15/03 to 5/15/20 and with an
                 aggregate
                 market value of $1,492.                                 1,461
                                                                  ------------
                 TOTAL SHORT-TERM INVESTMENT (COST $1,461)               1,461
                                                                  ------------
                 TOTAL INVESTMENTS -- 100.0%
                 (Cost $45,403,506) *                               45,959,357
                 Other Assets and Liabilities (net)                    (10,455)
                                                                  ------------
                 TOTAL NET ASSETS -- 100%                         $ 45,948,902
                                                                  ============
                 NOTES TO THE SCHEDULE OF INVESTMENTS:
                 * The aggregate identified cost for federal income tax
                   purposes is $45,404,996, resulting in gross unrealized
                   appreciation and depreciation of $1,165,661 and
                   $611,300, respectively, and net unrealized appreciation
                   of $554,361.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES--FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $45,403,506) (Note 1)           $45,959,357
 Receivable for expenses waived or borne by Manager (Note 2)       4,162
                                                             -----------
 Total assets                                                 45,963,519
                                                             -----------
LIABILITIES:
 Payable to affiliate for (Note 2):
 Shareholder service fee                                             829
 Accrued expenses                                                 13,788
                                                             -----------
 Total liabilities                                                14,617
                                                             -----------
NET ASSETS                                                   $45,948,902
                                                             ===========
NET ASSETS CONSIST OF:
 Paid-in-capital                                             $44,676,974
 Accumulated undistributed net realized gain                     716,077
 Net unrealized appreciation                                     555,851
                                                             -----------
                                                             $45,948,902
                                                             ===========
NET ASSETS ATTRIBUTABLE TO:
 Class II shares                                             $15,489,842
                                                             ===========
 Class III shares                                            $30,459,060
                                                             ===========
SHARES OUTSTANDING:
 Class II                                                      1,487,501
                                                             ===========
 Class III                                                     2,925,208
                                                             ===========
NET ASSET VALUE PER SHARE:
 Class II                                                    $     10.41
                                                             ===========
 Class III                                                   $     10.41
                                                             ===========

              See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
              See accompanying notes to the financial statements.
STATEMENT OF OPERATIONS --
   PERIOD FROM OCTOBER 11, 1996 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY
   28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends from investment company shares          $  260,527
 Interest                                                 123
                                                   ----------
 Total income                                         260,650
                                                   ----------
EXPENSES:
 Audit fees                                            14,049
 Custodian and transfer agent fees                      4,528
 Registration fees                                      2,346
 Legal fees                                               301
 Trustees fees (Note 2)                                    42
 Miscellaneous                                            558
 Fees waived or borne by Manager (Note 2)             (21,198)
                                                   ----------
                                                          626
 Shareholder service fee (Note 2)
  Class II                                              1,962
                                                   ----------
 Net expenses                                           2,588
                                                   ----------
 Net investment income                                258,062
                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Investments                                           (1,487)
 Realized gain distributions from investment
  company shares                                      833,034
                                                   ----------
  Net realized gain                                   831,547
                                                   ----------
 Change in net unrealized appreciation
  (depreciation) on investments                       555,851
                                                   ----------
 Net realized and unrealized gain                   1,387,398
                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        $1,645,460
                                                   ==========

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 PERIOD FROM OCTOBER 11, 1996
                                                 (COMMENCEMENT OF OPERATIONS)
                                                     TO FEBRUARY 28, 1997
                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                                   $   258,062
 Net realized gain                                           831,547
 Change in net unrealized appreciation
  (depreciation)                                             555,851
                                                         -----------
 Net increase in net assets resulting from
  operations                                               1,645,460
                                                         -----------
Distributions to shareholders from:
 Net investment income
 Class II                                                    (98,709)
 Class III                                                  (159,298)
                                                         -----------
 Total distributions from net investment income             (258,007)
                                                         -----------
 Net realized gains
 Class II                                                    (44,198)
 Class III                                                   (71,327)
                                                         -----------
 Total distributions from net realized gains                (115,525)
                                                         -----------
                                                            (373,532)
                                                         -----------
Net share transactions: (Note 5)
 Class II                                                 15,022,907
 Class III                                                29,654,067
                                                         -----------
 Increase in net assets resulting from net share
  transactions                                            44,676,974
                                                         -----------
 Total increase in net assets                             45,948,902
NET ASSETS:
 Beginning of period                                              --
                                                         -----------
 End of period                                           $45,948,902
                                                         ===========

             See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  PERIOD FROM DECEMBER 23, 1996
                                                  (COMMENCEMENT OF OPERATIONS)
                                                      TO FEBRUARY 28, 1997
                                                  -----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.10
                                                             -------
Income from investment operations:
 Net investment income                                           -- (b)
 Net realized and unrealized gain                               0.41
                                                             -------
 Total from investment operations                               0.41
                                                             -------
Less distributions to shareholders:
 From net investment income                                    (0.07)
 From net realized gains                                       (0.03)
                                                             -------
 Total distributions                                           (0.10)
                                                             -------
NET ASSET VALUE, END OF PERIOD                               $ 10.41
                                                             =======
TOTAL RETURN(A)                                                 4.07 %
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $15,490
 Net expenses to average daily net assets                       0.07 %*
 Net investment income to average daily net
  assets                                                       (0.07)%*(b)
 Portfolio turnover rate                                           0 %
 Fees and expenses voluntarily waived or borne by
  the Manager consisted of the following per
  share amount:                                                  (c)

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(c) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
* Annualized.

              See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                   PERIOD FROM OCTOBER 11, 1996
                                                   (COMMENCEMENT OF OPERATIONS)
                                                       TO FEBRUARY 28, 1997
                                                   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.00
                                                             -------
Income from investment operations:
 Net investment income                                          0.10 (b)
 Net realized and unrealized gain                               0.41
                                                             -------
 Total from investment operations                               0.51
                                                             -------
Less distributions to shareholders:
 From net investment income                                    (0.07)
 From net realized gains                                       (0.03)
                                                             -------
 Total distributions                                           (0.10)
                                                             -------
NET ASSET VALUE, END OF PERIOD                               $ 10.41
                                                             =======
TOTAL RETURN(A)                                                 5.11%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $30,459
 Net expenses to average daily net assets                       0.01%*
 Net investment income to average daily net assets              3.60%*(b)
 Portfolio turnover rate                                           0%
 Fees and expenses voluntarily waived or borne by
  the
  Manager consisted of the following per share
  amount:                                                    $  0.01

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
* Annualized.

              See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO International Equity Allocation Fund (the "Fund"), which commenced operations on October 11, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

  The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks a total return greater than that of the Morgan Stanley Capital International Europe, Australia and Far East Index. The Fund will pursue its objective by investing primarily in Class III shares of international equity and fixed income funds of the Trust.

  The Fund offers three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

    Undistributed Net          Accumulated Net Realized
    Investment Income                Gain/(Loss)                        Paid-in Capital
    -----------------          ------------------------                 ---------------
          ($55)                          $55                                  --

  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees,

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .80% of the amount invested. In the case of cash redemptions, the fee is .10% of the amount redeemed. Prior to October 16, 1996, the Fund did not charge a premium on cash purchases or a fee on redemptions. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the period ended February 28, 1997, the Fund received $248,112 in purchase premiums and no redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .13% for Class I shares and .07% for Class II shares. No shareholder service fee is charged for Class III shares.

  GMO has agreed to reimburse all expenses until further notice (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses). Prior to November 25, 1996, GMO had agreed to reimburse these expenses to the extent that the Fund's annual expenses exceeded .05% of average daily net assets.

  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1997 was $42. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 1997, aggregated $45,486,622 and $83,090, respectively.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 100% of the outstanding Class II shares of the Fund were held by one shareholder and 78% of the outstanding Class III shares of the Fund were held by five shareholders, each holding in excess of 10% of the outstanding shares of the respective class.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                      Period from December 23, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class II:                         -----------------------------
                                         Shares         Amount
                                      -----------------------------
    Shares sold                           1,473,267 $    14,880,000
    Shares issued to shareholders in
     reinvestment
     of distributions                        14,234         142,907
    Shares repurchased                           --              --
                                      ------------- ---------------
    Net increase                          1,487,501 $    15,022,907
                                      ============= ===============
                                      Period from October 11, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class III:                        -----------------------------
                                         Shares         Amount
                                      -----------------------------
    Shares sold                           2,910,529 $    29,506,688
    Shares issued to shareholders in
     reinvestment
     of distributions                        14,679         147,379
    Shares repurchased                           --              --
                                      ------------- ---------------
    Net increase                          2,925,208 $    29,654,067
                                      ============= ===============

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION--(UNAUDITED)
--------------------------------------------------------------------------------


For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 11.78% of distributions as net capital gain dividends.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

  Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co., LLC for more than fifteen years. Mr. Inker has been with the firm for five years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class III shares of the International Equity Allocation Fund returned 5.1% from its inception (October 11, 1996) to February 28, 1997. During that period the benchmark (GMO EAFE-Lite Extended) returned 3.8%.

  We use GMO's long-term asset class forecasts to allocate the International Equity Allocation Fund among various GMO mutual funds. Our research suggests that the next several years will be difficult ones for the developed international stock markets, with returns of only 5% to 6% per year, well down from the 15% average of the last 20 years. Our forecast for emerging equities is somewhat better, although even they will be unlikely to provide a double-digit average return over the next 10 years.

  The Fund's overweight in emerging markets (approximately 9%) has added value as the emerging markets outperformed the benchmark on an indexed basis by 5% during the period. In December we added fixed income exposure to the portfolio, and the current allocation to fixed income allocation is 4.5% of the total portfolio. Of this amount, 2.7% was allocated to international bonds and 1.8% to emerging country debt. Due to the strong performance of emerging country debt, the fixed income portion of the portfolio has outperformed international equities over this period, adding value to the Fund's relative performance.

  Because of our bearish view on international equities, particularly those in developed countries, we feel that a moderate allocation to fixed income should provide an important degree of protection against a market correction. In addition, the better values and higher growth prospects provided by emerging equities should help them hold value better than developed markets in the event of a global equity market downturn.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF GMO SMALL CAP GROWTH FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Growth Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from December 31, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP

  Boston, Massachusetts
  April 10, 1997

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                               VALUE ($)
-----------------------------------------------------------------
            COMMON STOCKS -- 90.3%

            AEROSPACE -- 0.7%
      6,100 AAR Corp                                      155,550
     16,200 Gencorp Inc                                   305,775
      5,300 Logicon Inc                                   200,075
      4,100 OEA, Inc                                      190,138
     13,500 Rohr Industries Inc *                         244,688
                                                     ------------
                                                        1,096,226
                                                     ------------
            AUTOMOTIVE -- 2.1%
     22,000 Arvin Industries Inc                          517,000
      7,000 Breed Technologies Inc                        153,125
     18,600 Coachmen Industries Inc                       376,650
     27,500 Mascotech Industries Inc                      522,500
      5,900 Simpson Industries Inc                         57,525
     22,500 SPX Corp                                    1,032,187
     11,500 Standard Products Corp                        270,250
     14,400 Thor Industries                               370,800
                                                     ------------
                                                        3,300,037
                                                     ------------
            BANKING AND FINANCIAL SERVICES -- 6.5%
      4,150 Alex Brown Inc                                241,219
      8,200 Astoria Financial Corp                        352,600
      9,400 Bancorp Hawaii Inc                            413,600
     15,500 Banponce Corp                                 558,000
      5,560 California Federal Bancorp, Inc. SCLP         104,250
      6,300 City National Corp                            152,775
     12,300 Cityscape Financial Corp                      336,713
     13,100 Comdisco Inc                                  407,738
      7,500 Credit Acceptance Corp *                      159,375
     29,900 Dime Bancorp Inc *                            523,250
      3,100 Donaldson Lufkin & Jenrette                   133,300
      8,400 Downey Financial Corp                         198,450
      5,600 Eaton Vance Corp                              247,800
      7,500 Finova Group Inc                              572,813
      1,100 First Empire State Corp                       355,850
     18,500 First Federal Financial Corp *                481,000
      2,500 Firstmerit Corp                               100,625

              See accompanying notes to the financial statements.            1

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                                    VALUE ($)
----------------------------------------------------------------------
            BANKING AND FINANCIAL SERVICES -- CONTINUED
      1,000 Fund American Enterprises Inc                      106,500
      7,300 Glendale Federal Savings Bank                      194,363
      2,100 Great Financial Corp                                68,513
      5,700 Greenpoint Financial Corp                          342,000
      3,500 Interra Financial Inc                              143,063
      6,700 Jefferies Group Inc                                295,638
      5,500 Legg Mason Inc                                     244,750
     25,500 Money Store Inc                                    659,813
      3,600 Northfork Bancorp                                  146,250
      2,310 Old National Bancorp                                85,470
     10,800 Provident Bancorp Inc                              402,300
     17,000 Riggs National Corp                                338,938
      9,500 St. Paul Bancorp Inc                               251,750
      7,800 Standard Federal Bancorp                           449,475
      4,000 Student Loan Group                                 161,500
      1,300 UMB Financial Corp                                  55,250
     21,100 United Asset Management Corp                       569,700
      7,920 Washington Federal Inc                             201,960
      2,800 Zions Bancorporation                               348,600
                                                          ------------
                                                            10,405,191
                                                          ------------
            CHEMICALS -- 1.4%
      2,700 Betzdearborn Inc                                   175,163
      9,400 Crompton & Knowles Corp                            178,600
     11,200 Dexter Corp                                        330,400
      6,000 Fuller (HB) Co                                     292,500
     14,900 Hanna (MA) Co                                      309,175
      6,600 Lilly Industrial Coating Inc, Class A              127,875
      4,600 Macdermid Inc                                      154,100
     59,300 Schuller Corp                                      704,187
                                                          ------------
                                                             2,272,000
                                                          ------------
            COMPUTER AND OFFICE EQUIPMENT -- 3.6%
     42,200 Amdahl Corp *                                      416,725
      2,300 Analogic Corp                                       81,363
     22,000 Banctec Inc *                                      561,000
     18,300 Comverse Technology Inc *                          798,337
     15,700 Concord EFS Inc                                    371,894
     18,100 Dynatech Corp *                                    506,800

2             See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                                   VALUE ($)
---------------------------------------------------------------------
            COMPUTER AND OFFICE EQUIPMENT -- CONTINUED
     13,900 Exabyte Corp                                      152,031
      9,000 HMT Technology Corp                               172,125
      4,800 Lexmark International Group Inc                   133,800
     43,700 Micron Electronics Inc *                          846,687
      5,000 Quantum Corp *                                    198,750
     10,600 Rational Software Corp                            274,275
     17,400 Unisys Corp *                                     117,450
     11,000 Western Digital Corp                              649,000
     21,600 Xircom Inc                                        429,300
                                                         ------------
                                                            5,709,537
                                                         ------------
            CONSTRUCTION -- 0.6%
     19,300 Centex Corp                                       779,237
      3,300 Kaufman & Broad Home Corp                          46,613
      2,500 Texas Industries Inc                              145,625
                                                         ------------
                                                              971,475
                                                         ------------
            CONSUMER GOODS -- 6.3%
     14,181 Block Drug Co Inc, Class A                        659,417
     12,000 Burlington Industries Inc                         154,500
      5,200 Carter Wallace Inc                                 74,750
      2,300 CDW Computer Centers Inc                          120,894
      3,800 Church & Dwight Co Inc                            101,175
     16,600 Furniture Brands International Inc *              244,850
      9,000 Genesco Inc *                                      85,500
      8,700 Golden Books Family Entertainment Inc              81,563
     20,200 Hon Industries Inc                                772,649
      9,500 Huffy Corp                                        124,688
     26,200 Jones Apparel Group Inc                           972,674
     11,400 Kimball International, Class B                    450,300
     15,300 Miller Herman Inc                               1,005,974
      6,100 O'Sullivan Industries Holdings Inc                 65,575
     19,700 Paragon Trade Brands Inc                          359,525
      4,600 Pittston Brinks Group                             118,450
     14,200 Russ Berrie and Co                                307,075
     13,600 Russell Corp                                      511,700
      4,900 Safeguard Scientifics Inc                         118,825
     18,300 Standard Register Co                              597,038
     58,000 Tech Data Corp *                                1,391,999
     19,500 Tiffany & Co                                      677,625
     49,000 Tultex Corp *                                     392,000

              See accompanying notes to the financial statements.            3

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                         VALUE ($)

-----------------------------------------------------------
            CONSUMER GOODS -- CONTINUED
      9,800 US Industries Inc                       358,925
     11,300 Vans Inc                                153,963
      6,100 Wallace Computer Services               206,638
                                               ------------
                                                 10,108,272
                                               ------------
            ELECTRONIC EQUIPMENT -- 5.7%
     18,000 Amati Communications Corp               249,750
      6,100 American Power Conversion Corp *        127,338
      5,300 Applied Magnetics Corp *                206,038
     42,200 Aspect Telecommunications Corp        1,049,724
      3,300 C-Cube Microsystems Inc*                 96,113
     22,700 Checkpoint Systems Inc *                462,513
      5,500 Chips & Technologies Inc                 70,125
      2,000 Chyron Corp                              11,500
     18,400 Computer Products Inc *                 315,100
     18,500 Digital Microwave Corp                  462,500
     14,200 DSP Communications Inc                  165,963
      7,900 Jabil Circuit Inc                       261,688
     33,700 Magnetek Inc                            560,263
     14,500 Microchip Technology Inc                541,938
     10,900 Oak Industries Inc *                    220,725
     19,200 Octel Communications Corp               350,400
      9,800 Read Rite Corp                          300,738
      3,400 Sanmina Corp                            157,250
     27,300 SCI Systems Inc *                     1,460,549
      6,000 Symbol Technologies Inc                 301,500
      7,700 Symmetricom Inc *                       124,163
      4,200 Technitrol Inc                          187,950
      4,600 Telco Systems Inc                        71,300
      1,400 Valmont Inds Inc                         59,150
      6,400 Vitesse Semiconductor Corp              268,400
      8,400 VLSI Technology                         156,975
     88,200 Zenith Electronics Corp *               848,924
                                               ------------
                                                  9,088,577
                                               ------------
            FOOD AND BEVERAGE -- 4.6%
      7,700 Coors (Adolph) Co                       164,588
     24,800 Dean Foods Co                           809,099
      8,000 Dekalb Genetics Corp                    522,000
     18,000 Dimon Inc                               423,000
     27,900 Flowers Industries Inc                  645,188

4                 See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                            VALUE ($)

--------------------------------------------------------------
            FOOD AND BEVERAGE -- CONTINUED
     15,900 Great Atlantic & Pacific Tea Co            473,025
     20,200 Hudson Foods Inc                           353,500
      2,400 Imperial Holly Corp *                       28,800
     25,400 Interstate Bakeries Corp                 1,187,449
      9,700 Quality Food Centers Inc *                 355,263
      5,600 Riser Foods Inc, Class A                   175,000
     23,800 Ryans Family Steak House *                 175,525
     10,400 Savannah Foods and Industries Inc          152,100
     30,400 Showbiz Pizza Time                         638,400
     14,700 Smith Food and Drug Center, Class B        483,263
     24,500 Universal Corporation                      771,749
                                                  ------------
                                                     7,357,949
                                                  ------------
            HEALTH CARE -- 5.3%
     11,000 Acuson Corp *                              305,250
      6,000 Advanced Technology Labs Inc *             213,000
      4,800 Air & Water Technologies Corp               27,300
     68,700 Bio Technology General Corp *            1,116,374
      9,700 Columbia Laboratories Inc *                147,925
     18,200 Curative Health Services Inc               459,550
      3,700 Dionex Corp *                              166,500
     33,200 Herbalife International Inc                697,199
      1,800 Labone Inc                                  33,975
     34,400 Lincare Holdings Inc *                   1,483,499
      6,400 MTS Systems Inc                            139,200
     18,600 NBTY Inc *                                 334,800
     62,000 Novacare Corp *                            774,999
     32,200 Prime Medical Service Inc *                358,225
      8,800 Rexall Sundown Inc                         229,900
      5,200 Safeskin Corp                               96,200
      3,000 Sybron International Corp *                 89,250
     18,630 Tenet Healthcare Corp *                    505,339
     24,500 Universal Health Services, Class B         836,062
     29,400 US Bioscience Inc                          415,275
                                                  ------------
                                                     8,429,822
                                                  ------------
            INSURANCE -- 5.1%
      4,600 American Bankers Insurance Group           253,575
      6,700 Capital Re Corp                            289,775
      3,300 Capitol American Financial Corp            120,038
      8,700 CMAC Investment Corp                       304,500

              See accompanying notes to the financial statements.             5

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                             VALUE ($)

---------------------------------------------------------------
            INSURANCE -- CONTINUED
        600 Conseco Inc                                  23,550
      7,900 Crawford and Co                             177,750
     23,760 Delphi Financial Group Inc                  807,839
     24,700 Enhance Financial Services Group Inc        852,149
     17,800 Everest Re Holdings Inc                     560,700
     12,600 First American Financial Corp               516,600
     23,700 Fremont General Corp                        684,337
     17,359 Frontier Insurance Group Inc                750,776
     10,500 Guaranty National Corp                      187,688
      6,100 HCC Insurance Holdings Inc                  150,213
      5,800 Life Re Corp                                249,400
      1,300 Markel Corp *                               141,700
      6,400 Orion Capital                               409,600
      3,400 Penncorp Financial Group Inc                119,000
     10,000 Presidential Life Corp                      150,000
     13,800 Provident Cos Inc                           752,099
     10,800 United Wisconsin Services                   287,550
      9,300 Zenith National Insurance Corp              246,450
      3,400 Zurich Reinsurance Centre Inc               130,475
                                                   ------------
                                                      8,165,764
                                                   ------------
            MACHINERY -- 2.7%
      5,800 Camco International Inc                     224,025
     12,300 Cooper Cameron Corp                         805,649
      4,300 Donaldson Co Inc                            144,588
      1,700 ETEC Systems Inc                             61,625
      5,500 Fairchild Corp, Class A *                    77,000
      2,300 Goulds Pumps Inc                             54,194
      5,800 Graco Inc                                   180,525
     12,300 Kaydon Corp                                 531,975
      3,800 Lindsay Manufacturing Co                    176,700
     15,800 Mohawk Industries Inc *                     416,725
     20,400 Smith International Inc *                   828,749
     13,100 US Filter Corp                              458,500
     14,200 Varco International Inc *                   319,500
                                                   ------------
                                                      4,279,755
                                                   ------------
            MANUFACTURING -- 3.2%
     19,200 ACX Technologies Inc *                      367,200
      3,400 Applied Power Inc, Class A                  133,025
      2,200 Barnes Group Inc                            146,575

6              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                           VALUE ($)

-------------------------------------------------------------
            MANUFACTURING -- CONTINUED
     12,200 BMC Industries Inc                        349,225
     21,700 Champion Enterprises Inc                  420,438
      4,600 Crane Co                                  150,075
     28,800 Gentex Corp                               532,800
     11,600 Global Industrial Technologies Inc        205,900
     13,000 Hexcel Corp *                             250,250
     12,050 Manitowoc Co Inc                          405,181
      9,200 Robbins & Myers Inc                       253,000
      7,100 Sequa Corp, Class A *                     278,675
     10,800 Skyline Corp                              260,550
        900 SPS Technologies, Inc *                    57,600
      4,700 Synetic Inc *                             228,538
     13,900 Tredegar Industries                       557,738
      8,700 Watts Industries Inc, Class A             225,113
     20,200 Wyman-Gordon Co. *                        361,075
                                                 ------------
                                                    5,182,958
                                                 ------------
            METALS AND MINING -- 0.3%
     19,400 Oregon Metallurgical Corp *               426,800
      7,200 Sturm Ruger & Co Inc                      125,100
                                                 ------------
                                                      551,900
                                                 ------------
            OIL AND GAS -- 12.1%
      6,900 Atwood Oceanics Inc *                     362,250
      4,000 Benton Oil & Gas Co *                      61,000
     14,800 Berry Petroleum, Class A                  218,300
     17,500 BJ Services Co                            695,624
      7,400 Brown (Tom) Inc *                         136,900
      9,100 Cabot Oil & Gas Corp, Class A             144,463
      9,900 Chesapeake Energy Corp                    205,425
      8,800 Devon Energy Corp                         275,000
     23,600 El Paso Natural Gas Co                  1,265,549
     17,200 Energy Ventures Inc *                     877,199
     24,400 Falcon Drilling Co Inc                    826,549
     13,600 Flores & Rucks Inc                        612,000
      8,900 Giant Industries Inc                      123,488
     38,100 Harken Energy Corp *                      185,738
     19,800 Helmerich & Payne Inc                     836,549
     10,300 KCS Energy Inc                            370,800
      7,200 Laclede Gas Co                            166,500
     33,000 Marine Drilling Co Inc *                  499,125

              See accompanying notes to the financial statements.             7

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                           VALUE ($)

-------------------------------------------------------------
            OIL AND GAS -- CONTINUED
     47,500 Mesa Inc                                  290,938
     23,800 Mitchell Energy, Class B                  511,700
     36,000 Nabors Industries Inc *                   553,500
     16,300 National Fuel Gas Co                      700,899
     18,900 Newfield Exploration Co                   375,638
     30,700 Noble Drilling Corp                       544,925
     29,900 Noram Energy Corp                         448,500
      5,050 North Carolina Natural Gas                162,231
      2,900 Nuevo Energy Co                           120,350
     22,400 Oneok Inc                                 638,400
     13,900 Oryx Energy Co *                          278,000
     22,600 Parker & Parsley Petroleum Co             666,700
     14,700 Peoples Energy Corp                       497,963
      8,100 Piedmont Natural Gas Co                   191,363
     10,900 Pogo Producing Co                         374,688
     17,600 Pool Funds Energy Services Co             244,200
     45,300 Reading & Bates Corp *                  1,098,524
     49,200 Rowan Cos Inc *                           977,849
      5,100 RPC Inc                                    75,225
     43,900 Santa Fe Energy Resources Inc *           565,213
     32,100 Seagull Energy Corp *                     589,838
     27,700 Southwestern Energy Co                    373,950
     12,900 Transocean Offshore Inc                   720,787
      7,500 Union Texas Petroleum Holdings Inc        138,750
      8,000 United Meridian Corp                      241,000
      3,200 Vintage Petroleum Inc                      96,400
                                                 ------------
                                                   19,339,990
                                                 ------------
            PAPER AND ALLIED PRODUCTS -- 1.5%
      6,400 Caraustar Industries Inc                  190,400
     18,200 Fort Howard Corp                          541,450
      1,900 Glatfelter (PH) Co                         32,538
      3,600 Mosinee Paper Corp                        119,700
      2,800 Pentair Inc                                87,850
     22,500 Pope And Talbot Inc                       348,750
      5,200 Shorewood Packaging Corp *                 91,000
      8,800 TJ International Inc                      178,200
     25,400 US Office Products Co                     812,799
                                                 ------------
                                                    2,402,687
                                                 ------------

8              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                               VALUE ($)

-----------------------------------------------------------------
            PHARMACEUTICALS -- 1.7%
      1,000 Alliance Pharmaceutical Corp *                 12,500
      2,700 Dura Pharmaceuticals Inc                       90,788
     32,900 General Nutrition Cos Inc *                   592,200
      9,100 ICN Pharmaceuticals Inc                       229,775
     10,100 International Specialty Products Inc *        135,088
      9,100 Jones Medical Industries Inc                  275,275
     13,400 Medpartners Inc                               294,800
      7,500 Nexstar Pharmaceuticals Inc                   111,563
      2,800 Quintiles Transnational Corp *                183,050
     51,200 Sequus Pharmaceuticals Inc *                  588,800
      3,100 Watson Pharmaceutical, Inc                    135,238
                                                     ------------
                                                        2,649,077
                                                     ------------
            PRIMARY MATERIALS -- 1.4%
      5,800 Carlisle Cos Inc                              189,950
      5,600 Kuhlman Corp                                  131,600
      6,100 Medusa Corp                                   243,238
     26,700 Premark International Inc                     630,788
      5,900 Schulman A Inc                                114,313
      7,100 Sealed Air Corp *                             291,988
     14,600 Southdown, Inc                                521,950
      4,500 USG Corp                                      158,625
                                                     ------------
                                                        2,282,452
                                                     ------------
            PRIMARY PROCESSING -- 1.2%
      6,300 Intermet Corp                                  95,288
     11,700 Lone Star Technologies Inc                    184,275
      5,300 Mueller Industries Inc *                      228,563
      5,900 National Steel Corp, Class B                   49,413
     16,700 Oregon Steel Mills Inc                        283,900
      5,400 Petrolite Corp                                313,200
      9,000 Precision Castparts Corp                      441,000
      8,500 Quanex Corp                                   227,375
      2,000 Tremont Corp *                                 67,750
                                                     ------------
                                                        1,890,764
                                                     ------------
            PRINTING AND PUBLISHING -- 1.4%
     16,600 Central Newspapers, Class A                   763,599
     15,700 Harland (JH) Co                               474,925
      3,200 Harte Hanks Communications                     82,800
     23,975 McClatchy Newspapers Inc                      572,403

              See accompanying notes to the financial statements.            9

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                             VALUE ($)

---------------------------------------------------------------
            PRINTING AND PUBLISHING -- CONTINUED
      2,700 Media General Inc, Class A                   81,000
     10,500 Playboy Enterprises Inc, Class B            160,125
                                                   ------------
                                                      2,134,852
                                                   ------------
            REAL ESTATE -- 0.1%
        600 Penn Virginia Corp                           26,700
        100 Security Capital Corp                         8,675
      9,200 Sothebys Holdings Inc                       156,400
                                                   ------------
                                                        191,775
                                                   ------------
            REFINING -- 0.6%
     18,100 Tesoro Petroleum Corp *                     212,675
      4,500 Tosco Corp                                  125,438
     17,700 Valero Energy Corp                          557,550
                                                   ------------
                                                        895,663
                                                   ------------
            RETAIL TRADE -- 8.5%
      7,200 AnnTaylor Stores Corp                       144,000
     29,000 Apogee Enterprises Inc                      576,375
      6,700 Arbor Drugs Inc                             128,975
      7,600 Bed, Bath & Beyond Inc                      197,600
      9,800 Brown Group Inc                             159,250
     10,300 Buckle (The) Inc                            260,075
     19,300 Cash American Investments Inc               183,350
     70,100 Charming Shoppes Inc *                      311,069
     44,550 Claire's Stores Inc                         629,269
     22,800 CompUSA Inc                                 456,000
      3,800 Consolidated Stores Corp                    133,475
     15,500 Dress Barn Inc *                            265,438
      5,900 Duty Free International Inc                  84,075
     35,800 Eagle Hardware & Garden Inc *               698,099
      7,000 Family Dollar Stores Inc                    165,375
     38,200 Finish Line Inc                             821,299
      6,800 Goodys Family Clothing Inc *                123,250
      8,300 Gymboree Corp *                             204,388
     13,600 Heilig Meyers Co                            192,100
     11,900 Ingles Markets Inc                          178,500
     30,500 Lands End Inc *                             846,374
     13,100 Macfrugals Bargains Close Outs Inc *        355,338
     20,800 Meyer Fred Inc *                            824,199
     37,400 Neiman Marcus Group Inc *                 1,005,124

10              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                           VALUE ($)

-------------------------------------------------------------
            RETAIL TRADE -- CONTINUED
     19,500 Pier 1 Imports Inc                        338,813
     12,200 Proffitts Inc                             394,975
     13,700 Richfood Holdings Inc                     289,413
     31,100 Ross Stores Inc                         1,492,799
      7,100 Ruddick Corp                              113,600
      9,000 Shopko Stores Inc                         140,625
      7,900 Stein Mart Inc *                          187,625
     26,300 Value City Department Stores Inc *        213,688
     27,400 Wet Seal Inc                              544,575
      9,500 Williams-Sonoma Inc *                     239,281
     36,500 Zale Corp                                 675,250
                                                 ------------
                                                   13,573,641
                                                 ------------
            SERVICES -- 4.7%
      6,600 ABM Industries Inc                        123,750
     33,000 Accustaff Inc                             684,749
      9,900 AMC Entertainment Inc *                   164,588
      4,400 Amerco                                    119,900
     41,000 American Media Inc, Class A *             225,500
      5,400 Apac Teleservices Inc                     160,650
      1,300 Apollo Group, Inc                          35,100
      2,500 Berlitz International Inc                  50,625
      4,500 Catalina Marketing Corp                   226,125
     11,700 CDI Corp *                                383,175
      8,800 Corestaff Inc                             207,900
      5,000 Cytogen Corp                               25,625
      3,200 Devry Inc                                  63,600
     17,000 Jenny Craig Inc *                         150,875
      5,600 Lee Enterprises Inc                       131,600
     13,100 Mcgrath Rentcorp                          352,063
      7,200 Meredith Corp                             352,800
      8,000 Morningstar Group Inc *                   184,000
     45,000 National Education Corp *                 579,375
     18,800 Oakwood Homes Corp                        371,300
     21,600 Oceaneering International Inc *           342,900
      9,400 PHH Corp                                  450,025
     15,700 Prime Hospitality Corp                    259,050
      5,300 Promus Hotel Corp                         187,488
     14,200 Regis Corp                                232,525
      6,500 Rollins Truck Leasing Corp                 91,000
     16,000 Technology Solutions Co                   474,000

              See accompanying notes to the financial statements.            11

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                                 VALUE ($)

-------------------------------------------------------------------
            SERVICES -- CONTINUED
      8,500 Volt Information Sciences Inc *                 380,375
     18,900 Wackenhut Corp                                  330,750
      4,200 Wolverine World Wide                            149,100
                                                       ------------
                                                          7,490,513
                                                       ------------
            TECHNOLOGY -- 2.9%
     21,400 3DO Company (The)                                86,938
     16,000 American Management Systems Inc *               280,000
      4,900 Citrix Systems Inc                               61,863
        500 Compuware Corp                                   31,125
        400 Data General Corp *                               7,750
      5,300 Electronic Arts *                               165,625
     24,000 Electronics For Imaging Inc                     923,999
     12,900 Genrad Inc *                                    256,388
      6,100 Keane Inc                                       215,025
      1,900 Mcafee Associates Inc                            87,163
      4,700 National Data Corp                              165,088
      3,700 Network Appliance Inc                           148,000
      8,600 Remedy Corp                                     330,025
     17,600 Structural Dynamics Research Corp *             349,800
    100,500 Tandem Computers Inc *                        1,256,249
      4,100 Vantive Corp                                     91,225
      1,100 Viasoft Inc                                      39,600
      6,600 Visio Corp                                      278,850
                                                       ------------
                                                          4,774,713
                                                       ------------
            TELECOMMUNICATIONS -- 0.4%
      4,600 Atlantic Telecommunication Network Inc *         57,500
      4,500 C-Tec Corp *                                    128,250
      8,900 Heritage Media Corp                             100,125
     22,400 International Family Entertainment Inc *        428,400
                                                       ------------
                                                            714,275
                                                       ------------
            TRANSPORTATION -- 2.6%
      5,300 Alaska Air Group Inc *                          125,875
      8,200 Alexander & Baldwin Inc                         219,350
     26,300 Comair Holdings Inc                             542,438
     13,300 Expeditors International Washington Inc         332,500
     24,900 Fleetwood Enterprises Inc                       647,400
      1,400 Florida East Coast Industries Inc               136,675
     13,100 Hunt (JB) Transportation Services Inc           181,763

12              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                                VALUE ($)

------------------------------------------------------------------
            TRANSPORTATION -- CONTINUED
     18,700 Mesa Airline Group Inc *                       119,213
     12,200 OMI Corp *                                     109,800
      9,400 Swift Transportation Co *                      250,275
      8,300 US Freightways Corp                            200,238
     29,600 USAir Group Inc *                              584,600
     12,200 Werner Enterprises Inc                         213,500
      8,200 Wisconsin Central Transport                    294,175
     16,100 Yellow Corp *                                  251,563
                                                      ------------
                                                         4,209,365
                                                      ------------
            UTILITIES -- 3.1%
      6,000 Aquila Gas Pipeline Corp                        78,750
      3,700 Atmos Energy Corp                               90,650
     20,600 Calenergy Inc *                                687,524
     13,500 Centerior Energy Corp                          140,063
      8,900 Commonwealth Energy Systems                    199,138
     10,000 Destec Energy Inc                              207,500
      9,200 Eastern Enterprises                            309,350
      5,100 Idaho Power Co                                 157,463
     18,400 Midamerican Energy Holding Co                  303,600
     13,700 Nicor Inc                                      458,950
        800 Northwestern Public Service Co                  30,000
      7,300 NUI Corporation                                153,300
      7,800 Public Services Co of New Mexico               143,325
     12,100 TNP Enterprises Inc                            316,113
     22,500 Tucson Electric Power Co                       337,500
      3,200 UGI Corp                                        79,600
     17,000 Washington Gas Light Co                        376,125
     11,800 Washington Water Power                         216,825
     22,900 Western Gas Resources Inc                      426,513
      5,800 Wicor Inc                                      203,725
                                                      ------------
                                                         4,916,014
                                                      ------------
            TOTAL COMMON STOCKS (COST $147,504,142)    144,385,244
                                                      ------------


              See accompanying notes to the financial statements.             13

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


  PAR VALUE ($)/
      SHARES     DESCRIPTION                                       VALUE ($)

-------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS -- 18.7%
                 CASH EQUIVALENTS -- 9.1%(B)
     5,000,000   American AAdvantage Money Market Fund               5,000,000
    $4,501,593   Bank of Boston Eurodollar Time Deposit,
                 5.5375% due 3/3/97                                  4,501,593
    $5,000,000   Harris Bank and Trust Eurodollar Time
                 Deposit, 5.25% due 3/03/97                          5,000,000
                                                                 -------------
                                                                    14,501,593
                                                                 -------------
                 U.S. GOVERNMENT -- 0.3%
    $  500,000   U.S. Treasury Bill, 5.22% due 5/29/97(a)              493,873
                                                                 -------------
                 REPURCHASE AGREEMENTS -- 9.3%
    $8,027,962   Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97, with a maturity value of
                 $8,031,207 and an effective yield of 4.85%,
                 collateralized by U.S. Treasury Obligations
                 with rates ranging from 7.25% to 11.88%, with
                 maturity dates ranging from 11/15/03 to
                 5/15/20 and with an aggregate market value of
                 $8,197,215.                                         8,027,962
    $6,908,554   Prudential Securities, Inc Repurchase
                 Agreement, dated 2/28/97, due 3/3/97, with a
                 maturity value of $6,911,301 and an effective
                 yield of 4.77%, collateralized by U.S.
                 Government Agency Obligations with rates
                 ranging from 6.11% to 6.59%, with maturity
                 dates ranging from 2/25/00 to 5/24/01 and
                 with an aggregate market value of $7,046,802.       6,908,554
                                                                 -------------
                                                                    14,936,516
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS (COST
                 $29,931,739)                                       29,931,982
                                                                 -------------
                 TOTAL INVESTMENTS -- 109.0%
                 (Cost $177,435,881) **                            174,317,226
                 Other Assets and Liabilities (net) -- (9.0)%      (14,419,125)
                                                                 -------------
                 TOTAL NET ASSETS -- 100%                        $ 159,898,101
                                                                 =============
                 NOTES TO THE SCHEDULE OF INVESTMENTS:
                 (a) Security has been segregated to cover margin
                     requirements on open financial futures contracts.
                 (b) Represents investments of security lending collateral
                     (Note 1).
                  * Non-income producing security.
                 ** The aggregate identified cost for federal income tax
                    purposes is $177,435,881, resulting in gross unrealized
                    appreciation and depreciation of $6,145,961 and
                    $9,264,616, respectively, and net unrealized
                    depreciation of $3,118,655.

14              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $177,435,881) (Note 1)               $174,317,226
 Dividends and interest receivable                                     114,021
 Receivable for variation margin on open futures contracts (Notes
  1 and 6)                                                              59,500
 Receivable for expenses waived or borne by Manager (Note 2)            48,432
                                                                  ------------
  Total assets                                                     174,539,179
                                                                  ------------
LIABILITIES:
 Payable upon return of securities loaned (Note 1)                  14,501,593
 Payable to affiliate for (Note 2):
 Management fee                                                         61,773
 Shareholder service fee                                                18,532
 Accrued expenses                                                       59,180
                                                                  ------------
  Total liabilities                                                 14,641,078
                                                                  ------------
NET ASSETS                                                        $159,898,101
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in-capital                                                  $163,108,546
 Accumulated undistributed net investment income                       173,151
 Accumulated undistributed net realized gain                            18,414
 Net unrealized depreciation                                        (3,402,010)
                                                                  ------------
                                                                  $159,898,101
                                                                  ============
NET ASSETS ATTRIBUTABLE TO:
 Class III shares                                                 $159,898,101
                                                                  ============
SHARES OUTSTANDING:
 Class III                                                          16,278,745
                                                                  ============
NET ASSET VALUE PER SHARE:
 Class III                                                        $       9.82
                                                                  ============

              See accompanying notes to the financial statements.            15

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS --
PERIOD FROM DECEMBER 31, 1996 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends                                                $   200,679
 Interest (including securities lending income of $4,823)      91,604
                                                          -----------
  Total income                                                292,283
                                                          -----------
EXPENSES:
 Management fee (Note 2)                                      124,256
 Audit fees                                                    45,892
 Custodian and transfer agent fees                             10,089
 Registration fees                                              3,780
 Legal fees                                                     1,160
 Trustees fees (Note 2)                                           116
 Miscellaneous                                                  1,972
 Fees waived or borne by Manager (Note 2)                    (105,410)
                                                          -----------
                                                               81,855
 Shareholder service fee (Note 2)
 Class III                                                     37,277
                                                          -----------
 Net expenses                                                 119,132
                                                          -----------
  Net investment income                                       173,151
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
 Investments                                                   64,492
 Closed futures contracts                                     (46,078)
                                                          -----------
  Net realized gain                                            18,414
                                                          -----------
 Change in net unrealized appreciation (depreciation) on:
 Investments                                               (3,118,655)
 Open futures contracts                                      (283,355)
                                                          -----------
  Net unrealized loss                                      (3,402,010)
                                                          -----------
 Net realized and unrealized loss                          (3,383,596)
                                                          -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      $(3,210,445)
                                                          ===========

16              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 PERIOD FROM DECEMBER 31, 1996
                                                 (COMMENCEMENT OF OPERATIONS)
                                                     TO FEBRUARY 28, 1997
                                                 -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                                   $    173,151
 Net realized gain                                             18,414
 Change in net unrealized appreciation
  (depreciation)                                           (3,402,010)
                                                         ------------
 Net decrease in net assets resulting from
  operations                                               (3,210,445)
                                                         ------------
Net share transactions: (Note 5)
  Class III                                               163,108,546
                                                         ------------
 Increase in net assets resulting from net share
  transactions                                            163,108,546
                                                         ------------
 Total increase in net assets                             159,898,101
NET ASSETS:
 Beginning of period                                               --
                                                         ------------
 End of period (including accumulated
  undistributed net investment income of
  $173,151.)                                             $159,898,101
                                                         ============

              See accompanying notes to the financial statements.            17

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  PERIOD FROM DECEMBER 31, 1996
                                                  (COMMENCEMENT OF OPERATIONS)
                                                      TO FEBRUARY 28, 1997
                                                  -----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  10.00
                                                            --------
Income from investment operations:
 Net investment income                                          0.01
 Net realized and unrealized gain (loss)                       (0.19)
                                                            --------
 Total from investment operations                              (0.18)
                                                            --------
NET ASSET VALUE, END OF PERIOD                              $   9.82
                                                            ========
TOTAL RETURN(A)                                                (1.80)%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $159,898
 Net expenses to average daily net assets                       0.48%*
 Net investment income to average daily net
  assets                                                        0.70%*
 Portfolio turnover rate                                          13%
 Average broker commission rate per equity share            $  .0344
 Fees and expenses voluntarily waived or borne by
  the
  Manager consisted of the following per share
  amount:                                                   $   0.01

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
 * Annualized.

18              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO Small Cap Growth Fund (the "Fund"), which commenced operations on December 31, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

  The Fund seeks long-term growth of capital through investment primarily in companies whose equity capitalization ranks in the lower two-thirds of the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

  The Fund offers three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. At February 28, 1997, Class III was the only active class of shares of the Fund.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  FUTURES CONTRACTS
  The Fund may purchase and sell futures contracts on domestic stock indicies. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund.
  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

  SECURITY LENDING
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $13,902,969, collateralized by cash in the amount of $14,501,593, which was invested in short-term instruments.

  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the period ended February 28, 1997, the Fund received $37,665 in purchase premiums and no redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. The Fund has adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

  GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets.

  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1997 was $116. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 1997, aggregated $31,064,708 and $18,876,410, respectively.

4.PRINCIPAL SHAREHOLDERS
  At February 28, 1997, 42% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Period from
                                            December 31, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class III:                        -----------------------------
                                         Shares         Amount
                                      -----------------------------
    Shares sold                          16,278,745 $   163,108,546
    Shares issued to shareholders in
     reinvestment of distributions              --              --
    Shares repurchased                          --              --
                                      ------------- ---------------
    Net increase (decrease)              16,278,745 $   163,108,546
                                      ============= ===============

6.FINANCIAL INSTRUMENTS

  A summary of outstanding financial instruments at February 28, 1997 is as follows:

  LONG FUTURES CONTRACTS

   Number of                      Expiration                        Net Unrealized
   Contracts         Type            Date        Contract Value      Depreciation
   ---------     ------------     ----------     --------------     --------------
       70        Russell 2000     March 1997      $12,593,000         $(283,355)

  At February 28, 1997, the Fund had sufficient cash and/or securities to cover any commitments or margin on open future contracts.

GMO CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO CORE FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP

  Boston, Massachusetts
  April 10, 1997

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                                 VALUE ($)

----------------------------------------------------------------------
              COMMON STOCKS -- 95.8%
              AEROSPACE -- 0.8%
      297,400 Raytheon Co                                   14,014,975
      208,400 TRW Inc                                       10,914,950
                                                        --------------
                                                            24,929,925
                                                        --------------
              AUTOMOTIVE -- 3.2%
        9,800 Bandag Inc                                       477,750
      734,800 Chrysler Corp                                 24,891,349
      983,700 Ford Motor Co                                 32,339,137
      552,500 General Motors Corp                           31,975,937
       89,000 Goodyear Tire & Rubber Co                      4,694,750
      189,600 Harley Davidson Inc                            7,086,300
                                                        --------------
                                                           101,465,223
                                                        --------------
              BANKING AND FINANCIAL SERVICES -- 12.6%
      308,400 Ahmanson (HF) & Co                            12,682,950
       28,000 American General Corp                          1,214,500
       99,300 Amsouth Bancorp                                5,089,125
      384,500 Bank of Boston Corp                           28,981,687
      385,900 Bank of New York Inc                          14,953,625
      164,600 Bankers Trust New York Corp                   14,937,450
      345,600 Barnett Banks Inc                             15,984,000
      266,157 Bear Stearns Inc                               7,984,715
       75,000 Beneficial Corp                                5,184,375
      631,808 Chase Manhattan Corp                          63,259,775
       88,300 Citicorp                                      10,309,025
       41,100 Comdisco Inc                                   1,279,238
      110,000 Countrywide Credit Industry Inc                3,203,750
      494,842 Dean Witter Discover & Co                     18,989,562
        2,100 Donaldson Lufkin & Jenrette                       90,300
       41,800 Edwards (AG) Inc                               1,483,900
       40,500 First Chicago NBD Corp                         2,369,250
      184,400 Fleet Financial Group Inc                     11,248,400
       67,900 Golden West Financial Corp                     4,600,225
      399,400 Great Western Financial Corp                  17,523,675
       64,000 Greenpoint Financial Corp                      3,840,000
       55,900 Household International Inc                    5,415,313
      106,600 Lehman Brothers Holding Inc                    3,584,425
      189,500 Mellon Bank Corp                              15,231,063
      127,100 Merrill Lynch                                 12,201,600

              See accompanying notes to the financial statements.              1

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                     VALUE ($)

--------------------------------------------------------------------------
              BANKING AND FINANCIAL SERVICES -- CONTINUED
       82,300 Morgan Stanley Group Inc                           5,195,188
       40,400 Paine Webber Group Inc                             1,318,050
      662,600 PNC Bank Corp                                     28,077,674
      294,200 Salomon Inc                                       16,364,875
       96,000 Southern National Corp                             3,732,000
       99,300 Student Loan Marketing Association                10,513,388
      131,800 Summit Bancorp                                     6,293,450
       58,400 Sunamerica Inc                                     2,679,100
       86,600 Synovus Financial Corp                             3,020,175
      475,043 Travelers Group Inc                               25,474,180
      167,700 US Bancorp                                         8,280,188
                                                            --------------
                                                               392,590,196
                                                            --------------
              CHEMICALS -- 1.0%
       77,900 Eastman Chemical Co                                4,294,238
        3,500 Great Lakes Chemical Corp                            162,313
      356,700 Monsanto Co                                       12,974,963
       27,100 Praxair Inc                                        1,317,738
      241,400 Union Carbide Corp                                11,406,150
                                                            --------------
                                                                30,155,402
                                                            --------------
              COMPUTER AND OFFICE EQUIPMENT -- 2.2%
      505,800 Compaq Computer Corp *                            40,084,649
      335,850 Computer Associates International Inc             14,609,475
       55,500 HBO & Co                                           3,198,188
            1 NCR Corp                                                  17
       72,100 Pitney Bowes Inc                                   4,479,213
       48,000 Reynolds & Reynolds Inc, Class A                   1,344,000
       77,600 Sterling Software Inc                              2,221,300
       45,300 Western Digital Corp                               2,672,700
                                                            --------------
                                                                68,609,542
                                                            --------------
              CONSTRUCTION -- 0.3%
      148,800 Home Depot Inc                                     8,109,600
                                                            --------------
              CONSUMER GOODS -- 3.6%
      340,400 Callaway Golf Co                                  10,850,250
      122,900 Clorox Co                                         14,686,550
      253,400 CVS Corp                                          11,719,750

2              See accompanying notes to the financial statements.

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                       VALUE ($)

------------------------------------------------------------
              CONSUMER GOODS -- CONTINUED
       36,400 Hasbro Inc                           1,556,100
      144,400 Liz Claiborne Inc                    5,848,200
       62,100 Newell Co                            2,305,463
      142,700 Nike Inc, Class B                   10,256,563
      302,800 Procter and Gamble Co               36,373,849
      174,000 Reebok International Ltd             8,134,500
      132,300 VF Corp                              9,194,850
                                              --------------
                                                 110,926,075
                                              --------------
              ELECTRONIC EQUIPMENT -- 0.6%
       37,000 3 Com Corp *                         1,225,044
       55,000 Cooper Industries Inc                2,433,750
        5,100 Hubbell Inc, Class B                   216,113
       43,000 Litton Industries *                  1,849,000
       15,300 Northern Telecom Ltd                 1,099,688
       35,400 Raychem Corp                         3,013,425
      217,900 Tellabs Inc                          8,688,763
                                              --------------
                                                  18,525,783
                                              --------------
              ENVIRONMENTAL CONTROL -- 0.1%
      207,700 Wheelabrator Technology Inc          2,959,725
                                              --------------
              FOOD AND BEVERAGE -- 8.9%
      955,900 Anheuser Busch Cos Inc              42,537,549
    1,088,895 Archer Daniels Midland Co           20,144,558
    1,358,800 Coca Cola Co                        82,886,799
      146,500 Coca Cola Enterprises Inc            9,046,375
      417,900 CPC International Inc               35,155,837
       43,950 Dean Foods Co                        1,433,869
       52,800 Hormel (Geo A) and Co                1,386,000
      196,400 IBP Inc                              4,566,300
      319,200 Pepsico Inc                         10,493,700
       43,700 RJR Nabisco Holdings Corp            1,600,513
      711,300 Sara Lee Corp                       27,562,874
      146,600 Seagrams Co Ltd                      5,717,400
      158,300 Unilever NV ADR                     30,156,149
       13,800 Universal Foods Corp                   476,100
      192,200 Whitman Corp                         4,516,700
       19,800 Wrigley (William Jr) Co              1,185,525
                                              --------------
                                                 278,866,248
                                              --------------
              HEALTH CARE -- 2.1%
       20,900 Becton Dickinson & Co                1,029,325

              See accompanying notes to the financial statements.              3

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                         VALUE ($)

--------------------------------------------------------------
              HEALTH CARE -- CONTINUED
       14,700 Cardinal Health Inc                      904,050
       31,000 Columbia HCA Healthcare Corp           1,302,000
       59,000 Hillenbrand Industries Inc             2,219,875
      235,600 Johnson & Johnson                     13,576,450
        4,700 McKesson Corp                            311,375
      517,300 Pharmacia & Upjohn Inc                19,075,438
      664,050 Tenet Healthcare Corp *               18,012,356
      182,300 United States Surgical Corp            7,770,538
       33,200 Wellpoint Health Network               1,423,459
                                                --------------
                                                    65,624,866
                                                --------------
              INSURANCE -- 5.0%
       95,800 Aetna Life and Casualty Co             7,939,425
       97,550 AFLAC Corp                             3,938,581
      204,800 Allstate Corp                         12,979,200
       60,200 AMBAC Inc                              4,018,350
       35,700 Cigna Corp                             5,457,638
       20,700 CNA Financial Corp *                   2,302,875
      604,200 Conseco Inc                           23,714,850
      134,200 Lincoln National Corp                  7,800,375
      212,400 Loews Corp                            21,691,350
       84,000 MBIA Inc                               8,200,500
       97,800 Old Republic International Corp        2,652,825
       58,900 Progressive Corp                       3,894,763
       26,700 Provident Cos Inc                      1,455,150
      171,300 Providian Corp                         9,571,388
        4,100 Reliastar Financial Corp                 254,200
      229,000 Safeco Corp                            9,560,750
      212,900 Saint Paul Cos Inc                    14,370,750
       96,750 Torchmark Corp                         5,696,156
      114,009 Transamerica Corp                      9,990,039
        9,400 USLIFE Corp                              447,675
                                                --------------
                                                   155,936,840
                                                --------------
              MACHINERY -- 0.3%
      131,400 Baker Hughes Inc                       4,664,700
       51,800 FMC Corp *                             3,561,250
                                                --------------
                                                     8,225,950
                                                --------------

4              See accompanying notes to the financial statements.

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                       VALUE ($)

------------------------------------------------------------
              MANUFACTURING -- 4.5%
      223,500 Corning Inc                          8,409,188
      625,100 General Electric Co                 64,307,162
      118,500 Gillette Co                          9,376,313
      213,300 IBM Corp                            30,661,874
      231,600 International Game Technology        4,053,000
       91,500 Leggett & Platt Inc                  3,282,563
            1 Quest Diagnostics Inc                        8
      146,300 Temple Inland Inc                    8,064,788
      164,900 Tyco International Ltd               9,729,100
       39,700 United Technologies Corp             2,987,425
                                              --------------
                                                 140,871,421
                                              --------------
              METALS AND MINING -- 0.3%
      131,600 Allegheny Teledyne Inc               3,355,800
       83,600 Phelps Dodge Corp                    5,977,400
                                              --------------
                                                   9,333,200
                                              --------------
              OIL AND GAS -- 7.7%
      215,500 Apache Corp                          6,976,813
      149,000 Atlantic Richfield Co               18,625,000
      114,000 Burlington Resources Inc             5,001,750
      189,800 Chevron Corp                        12,242,100
      202,200 Columbia Gas Systems Inc            11,879,250
       67,700 Ensco International Inc *            2,936,488
      251,500 Exxon Corp                          25,118,562
        2,000 FINA Inc, Class A                      124,750
      409,100 Global Marine Inc *                  7,619,488
       28,800 Mobil Corp                           3,535,200
       45,800 Noble Affiliates Inc                 1,786,200
      203,000 Noble Drilling Corp                  3,603,250
       20,200 Noram Energy Corp                      303,000
      153,000 Occidental Petroleum Corp            3,901,500
       78,800 Oryx Energy Co *                     1,576,000
       68,200 Pennzoil Co                          3,912,975
      499,700 Phillips Petroleum Co               20,675,088
      113,800 Royal Dutch Petroleum Co ADR        19,687,400
      170,900 Schlumberger Ltd                    17,196,813
      357,800 Sonat Inc                           16,458,800
      367,500 Texaco Inc                          36,336,562
      536,700 Unocal Corp                         20,730,038

              See accompanying notes to the financial statements.              5

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                           VALUE ($)

----------------------------------------------------------------
              OIL AND GAS -- CONTINUED
       49,000 USX -- Marathon Group                    1,304,625
                                                  --------------
                                                     241,531,652
                                                  --------------
              PAPER AND ALLIED PRODUCTS -- 0.9%
       69,300 Champion International Corp              3,057,863
      306,200 International Paper Co                  12,783,850
       95,300 Mead Corp                                5,551,225
       86,500 Sonoco Products Co                       2,270,625
      188,600 Westvaco Corp                            5,563,700
        1,000 Willamette Industries Inc                   64,000
                                                  --------------
                                                      29,291,263
                                                  --------------
              PHARMACEUTICALS -- 10.0%
    1,303,800 Abbott Laboratories                     73,338,749
       18,300 Allergan Inc                               622,200
      476,140 American Home Products Corp             30,472,959
      644,600 Bristol Myers Squibb Co                 84,120,299
      172,500 Lilly (Eli) & Co                        15,072,188
      460,600 Merck & Co Inc                          42,375,199
      164,000 Pfizer Inc                              15,026,500
      188,000 Schering Plough Corp                    14,405,500
      437,900 Warner Lambert Co                       36,783,599
                                                  --------------
                                                     312,217,193
                                                  --------------
              PRIMARY MATERIALS -- 0.0%
        8,200 Vulcan Materials Co                        530,950
                                                  --------------
              PRIMARY PROCESSING -- 0.1%
      132,200 USX -- US Steel Group Inc                4,147,775
                                                  --------------
              REFINING -- 0.2%
       24,000 Murphy Oil Corp                          1,113,000
      131,600 Tosco Corp                               3,668,350
                                                  --------------
                                                       4,781,350
                                                  --------------
              RETAIL TRADE -- 5.2%
      551,100 Albertsons Inc                          19,426,275
      304,800 American Stores Co                      13,639,800
      581,000 Dayton Hudson Corp                      24,402,000
      309,200 Dillard Department Stores Inc            9,314,650
      168,200 Fruit of the Loom Inc *                  6,875,175

6              See accompanying notes to the financial statements.

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                         VALUE ($)

--------------------------------------------------------------
              RETAIL TRADE -- CONTINUED
      295,900 Gap Inc                                9,764,700
    1,188,200 Kmart Corp *                          14,852,500
      130,300 May Department Stores Co               6,075,238
      250,900 Penney (JC) Co Inc                    12,356,825
      263,100 Safeway Inc *                         12,661,688
      101,200 TJX Cos Inc                            4,225,100
      590,300 Toys R Us Inc *                       15,347,800
      556,400 Wal Mart Stores Inc                   14,675,050
                                                --------------
                                                   163,616,801
                                                --------------
              SERVICES -- 0.3%
       16,300 BHC Communications Inc, Class A        1,662,600
       11,000 Circus Circus Enterprises Inc *          343,750
       28,400 Equifax Inc                              844,900
        4,500 Fleming Cos Inc                           78,750
       16,900 Robert Half International Inc            703,463
      138,300 Supervalu Inc                          4,287,300
                                                --------------
                                                     7,920,763
                                                --------------
              TECHNOLOGY -- 9.0%
      131,200 Advanced Micro Devices Inc *           4,706,800
      106,000 Avnet Inc                              6,625,000
       66,600 Cabletron Systems Inc                  1,998,000
      400,500 Cisco Systems Inc *                   22,277,813
      299,700 Dell Computer Corp                    21,316,163
       34,200 Grainger (WW) Inc                      2,710,350
      640,300 Intel Corp                            90,842,562
      824,200 Microsoft Corp                        80,359,499
      309,500 Oracle Corp                           12,147,875
       11,300 Seagate Technology Corp                  533,925
      411,300 Storage Technology Corp *             17,171,775
      333,100 Xerox Corp                            20,818,750
                                                --------------
                                                   281,508,512
                                                --------------
              TELECOMMUNICATIONS -- 5.5%
    1,158,900 AT & T Corp                           46,211,137
      113,900 Bell Atlantic Corp                     7,873,338
       18,600 Bellsouth Corp                           871,875
       37,000 Cincinnati Bell Inc                    2,294,000
      265,600 GTE Corp                              12,416,800

              See accompanying notes to the financial statements.              7

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                                  VALUE ($)

-----------------------------------------------------------------------
              TELECOMMUNICATIONS -- CONTINUED
      328,300 MCI Communications Corp                        11,736,725
      248,700 NYNEX Corp                                     12,808,050
      829,100 Pacific Telesis Group                          33,785,824
      873,600 Sprint Corp                                    39,748,799
      143,500 US West Inc                                     5,166,000
                                                         --------------
                                                            172,912,548
                                                         --------------
              TOBACCO -- 1.1%
      253,000 Philip Morris Cos Inc                          34,186,624
                                                         --------------
              TRANSPORTATION -- 1.6%
      449,100 Burlington Northern Santa Fe Railroad Co       37,387,574
      163,900 CSX Corp                                        7,559,888
      207,100 Ryder System Inc                                6,523,650
                                                         --------------
                                                             51,471,112
                                                         --------------
              UTILITIES -- 8.7%
      109,100 AES Corp *                                      7,132,413
      213,400 Allegheny Power System Inc                      6,535,375
      334,900 American Electric Power Inc                    13,982,075
      298,500 Baltimore Gas and Electric Co                   8,208,750
      157,000 Carolina Power and Light Co                     5,828,625
      519,200 Central & South West Corp                      12,655,500
      434,000 Cinergy Corp                                   14,973,000
       66,600 Citizens Utilities, Class B                       790,875
      195,600 CMS Energy Corp                                 6,405,900
      144,400 Coastal Corp                                    6,570,200
       61,700 Dominion Resources Inc                          2,483,425
      215,200 DPL Inc                                         5,299,300
      166,200 DQE Inc                                         4,923,675
      346,300 Duke Power Co                                  15,323,775
      809,300 Edison International                           17,399,950
      133,800 Enova Corp                                      2,993,775
      800,100 Entergy Corp                                   21,102,638
      504,600 Houston Industries Inc                         11,731,950
      224,000 Illinova Corp                                   5,600,000
      102,000 LG&E Energy Corp                                2,524,500
      253,400 Long Island Lighting Co                         5,828,200
      177,000 New York State Electric and Gas Corp            4,115,250
       80,400 Northern States Power Co                        3,829,050
      444,500 Pacificorp                                      9,167,813

8              See accompanying notes to the financial statements.

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

  PAR VALUE ($)/
      SHARES     DESCRIPTION                                       VALUE ($)

-------------------------------------------------------------------------------
                 UTILITIES -- CONTINUED
       140,000   Portland General Electric Co                         5,477,500
       155,900   Potomac Electric Power Co                            3,955,963
       107,500   PP & L Resources Inc                                 2,459,063
        79,900   Public Service of Colorado                           3,116,100
       112,100   Scana Corp                                           2,928,613
     1,571,800   Southern Co                                         34,186,649
       147,600   Teco Energy Inc                                      3,597,750
       391,300   Texas Utilities Co                                  15,798,738
       245,700   Wisconsin Energy Corp                                6,296,063
                                                                 --------------
                                                                    273,222,453
                                                                 --------------
                 TOTAL COMMON STOCKS (COST $2,585,240,194)        2,994,468,992
                                                                 --------------
                 SHORT-TERM INVESTMENTS -- 8.0%
                 CASH EQUIVALENTS -- 5.2%(B)
   $43,791,203   Bank of Boston Eurodollar Time Deposit,
                 5.5375% due 3/3/97                                  43,791,203
    81,518,797   Merrimac Cash Fund Premium Class                    81,518,797
   $38,500,000   Prudential Securities Group Inc Master Note,
                 5.60% due 3/3/97                                    38,500,000
                                                                 --------------
                                                                    163,810,000
                                                                 --------------
                 U.S. GOVERNMENT -- 0.3%
   $ 8,500,000   U.S. Treasury Bill, 5.22% due 5/29/97(a)             8,395,841
                                                                 --------------
                 REPURCHASE AGREEMENT -- 2.5%
   $77,434,694   Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,
                 with a maturity value of $77,465,991 and an
                 effective yield of 4.85%, collateralized by
                 U.S. Treasury Obligations with rates ranging
                 from
                 7.25% to 11.88%, with maturity dates ranging
                 from 11/15/03 to
                 5/15/20 and with an aggregate market value of
                 $79,067,242.                                        77,434,694
                                                                 --------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $249,636,404)                                249,640,535
                                                                 --------------

              See accompanying notes to the financial statements.              9

GMO CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

                                                               VALUE ($)

----------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 103.8%
              (Cost $2,834,876,598) **                        3,244,109,527
              Other Assets and Liabilities (net) -- (3.8)%     (118,897,912)
                                                             --------------
              TOTAL NET ASSETS -- 100%                       $3,125,211,615
                                                             ==============
              NOTES TO THE SCHEDULE OF INVESTMENTS:
              ADR -- American Depositary Receipt
               * Non-income producing security.
              (a) Security has been segregated to cover margin
                  requirements on open financial futures contracts.
              (b) Represents investments of security lending collateral
                  (Note 1).
              ** The aggregate identified cost for federal income tax
                 purposes is $2,837,449,352, resulting in gross
                 unrealized appreciation and depreciation of
                 $437,437,721 and $30,777,546, respectively, and net
                 unrealized appreciation of $406,660,175.

10             See accompanying notes to the financial statements.

GMO CORE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $2,834,876,598) (Note 1)            $3,244,109,527
 Receivable for investments sold                                     81,903,947
 Dividends and interest receivable                                    6,849,615
 Receivable for expenses waived or borne by Manager (Note 2)            549,329
 Receivable for Fund shares sold                                         76,650
                                                                 --------------
  Total assets                                                    3,333,489,068
                                                                 --------------
LIABILITIES:
 Payable for investments purchased                                   29,603,864
 Payable upon return of securities loaned (Note 1)                  163,810,000
 Payable for Fund shares repurchased                                  6,822,493
 Payable to affiliate for (Note 2):
 Management fee                                                       1,277,604
 Shareholder service fee                                                369,423
 Accrued expenses                                                       243,556
 Payable for open swap contracts (Notes 1 and 6)                      5,927,436
 Payable for variation margin on open futures contracts (Notes 1
  and 6)                                                                223,077
                                                                 --------------
  Total liabilities                                                 208,277,453
                                                                 --------------
NET ASSETS                                                       $3,125,211,615
                                                                 ==============
NET ASSETS CONSIST OF:
 Paid-in-capital                                                 $2,143,345,946
 Accumulated undistributed net investment income                      5,378,592
 Accumulated undistributed net realized gain                        574,552,558
 Net unrealized appreciation                                        401,934,519
                                                                 --------------
                                                                 $3,125,211,615
                                                                 ==============
NET ASSETS ATTRIBUTABLE TO:
 Class I shares                                                  $    9,103,927
                                                                 ==============
 Class II shares                                                 $   64,763,264
                                                                 ==============
 Class III shares                                                $3,051,344,424
                                                                 ==============
SHARES OUTSTANDING:
 Class I                                                                452,508
                                                                 ==============
 Class II                                                             3,221,403
                                                                 ==============
 Class III                                                          151,675,682
                                                                 ==============
NET ASSET VALUE PER SHARE:
 Class I                                                         $        20.12
                                                                 ==============
 Class II                                                        $        20.10
                                                                 ==============
 Class III                                                       $        20.12
                                                                 ==============

              See accompanying notes to the financial statements.             11

GMO CORE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of withholding taxes of $297,453)           $ 63,282,950
 Interest (including securities lending income of $115,499)    8,583,128
                                                            ------------
 Total income                                                 71,866,078
                                                            ------------
EXPENSES:
 Management fee (Note 2)                                      16,712,773
 Custodian and transfer agent fees                               469,265
 Legal fees                                                      160,879
 Audit fees                                                       60,649
 Trustees fees (Note 2)                                           15,848
 Registration fees                                                 3,608
 Miscellaneous                                                    26,824
 Fees waived or borne by Manager (Note 2)                     (5,742,268)
                                                            ------------
                                                              11,707,578
 Shareholder service fee (Note 2)
 Class I                                                          12,632
 Class II                                                         62,244
 Class III                                                     3,523,024
                                                            ------------
 Net expenses                                                 15,305,478
                                                            ------------
  Net investment income                                       56,560,600
                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
 Investments                                                 863,014,379
 Closed futures contracts                                     19,853,859
 Closed swap contracts                                       (25,706,067)
                                                            ------------
  Net realized gain                                          857,162,171
                                                            ------------
 Change in net unrealized appreciation (depreciation) on:
 Investments                                                (269,802,109)
 Open futures contracts                                         (589,190)
 Open swap contracts                                          (2,108,548)
                                                            ------------
  Net unrealized loss                                       (272,499,847)
                                                            ------------
 Net realized and unrealized gain                            584,662,324
                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $641,222,924
                                                            ============

12              See accompanying notes to the financial statements.

GMO CORE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED
                                           FEBRUARY 28, 1997 FEBRUARY 29, 1996
                                           ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                      $   56,560,600    $   64,146,217
 Net realized gain                             857,162,171       403,829,023
 Change in net unrealized appreciation
  (depreciation)                              (272,499,847)      457,594,296
                                            --------------    --------------
 Net increase in net assets resulting from
  operations                                   641,222,924       925,569,536
                                            --------------    --------------
Distributions to shareholders from:
 Net investment income
 Class I                                           (60,981)               --
 Class II                                         (622,038)               --
 Class III                                     (60,383,941)      (64,258,886)
                                            --------------    --------------
 Total distributions from net investment
  income                                       (61,066,960)      (64,258,886)
                                            --------------    --------------
 Net realized gains
 Class I                                          (574,148)               --
 Class II                                       (6,542,685)               --
 Class III                                    (430,596,024)     (221,987,205)
                                            --------------    --------------
 Total distributions from net realized
  gains                                       (437,712,857)     (221,987,205)
                                            --------------    --------------
                                              (498,779,817)     (286,246,091)
                                            --------------    --------------
Net share transactions: (Note 5)
 Class I                                         8,598,090                --
 Class II                                       65,659,589                --
 Class III                                    (270,803,491)      230,742,937
                                            --------------    --------------
 Increase (decrease) in net assets
  resulting from net share transactions       (196,545,812)      230,742,937
                                            --------------    --------------
 Total increase (decrease) in net assets       (54,102,705)      870,066,382
NET ASSETS:
 Beginning of period                         3,179,314,320     2,309,247,938
                                            --------------    --------------
 End of period (including accumulated
  undistributed net investment income of
  $5,378,592 and $9,884,952, respectively)  $3,125,211,615    $3,179,314,320
                                            ==============    ==============

              See accompanying notes to the financial statements.             13

GMO CORE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                     PERIOD FROM JULY 2, 1996
                                                   (COMMENCEMENT OF OPERATIONS)
                                                       TO FEBRUARY 28, 1997
                                                   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $18.97
                                                              ------
Income from investment operations:
 Net investment income                                          0.20
 Net realized and unrealized gain                               2.88
                                                              ------
 Total from investment operations                               3.08
                                                              ------
Less distributions to shareholders:
 From net investment income                                    (0.19)
 From net realized gains                                       (1.74)
                                                              ------
 Total distributions                                           (1.93)
                                                              ------
NET ASSET VALUE, END OF PERIOD                                $20.12
                                                              ======
TOTAL RETURN(A)                                                16.84%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $9,104
 Net expenses to average daily net assets                       0.61%*
 Net investment income to average daily net assets              1.55%*
 Portfolio turnover rate                                         107%
 Average broker commission rate per equity share              $.0297
 Fees and expenses voluntarily waived or borne by
  the Manager consisted of the following per share
  amount:                                                     $ 0.02

(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
*Annualized.

14              See accompanying notes to the financial statements.

GMO CORE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                     PERIOD FROM JUNE 7, 1996
                                                   (COMMENCEMENT OF OPERATIONS)
                                                       TO FEBRUARY 28, 1997
                                                   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 20.12
                                                             -------
Income from investment operations:
 Net investment income                                          0.25
 Net realized and unrealized gain                               2.92
                                                             -------
 Total from investment operations                               3.17
                                                             -------
Less distributions to shareholders:
 From net investment income                                    (0.30)
 From net realized gains                                       (2.89)
                                                             -------
 Total distributions                                           (3.19)
                                                             -------
NET ASSET VALUE, END OF PERIOD                               $ 20.10
                                                             =======
TOTAL RETURN(A)                                                17.46%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $64,763
 Net expenses to average daily net assets                       0.55%*
 Net investment income to average daily net assets              1.63%*
 Portfolio turnover rate                                         107%
 Average broker commission rate per equity share             $ .0297
 Fees and expenses voluntarily waived or borne by
  the Manager consisted of the following per share
  amount:                                                    $  0.03

(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
* Annualized.

              See accompanying notes to the financial statements.             15

GMO CORE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                       YEAR ENDED FEBRUARY 28/29,
                         ----------------------------------------------------------
                            1997        1996        1995        1994        1993
                         ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $    19.46  $    15.45  $    15.78  $    15.73  $    15.96
                         ----------  ----------  ----------  ----------  ----------
Income from investment
 operations:
 Net investment income         0.36        0.41        0.41        0.42        0.45
 Net realized and
  unrealized gain              3.58        5.49        0.66        1.59        1.13
                         ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations                   3.94        5.90        1.07        2.01        1.58
                         ----------  ----------  ----------  ----------  ----------
Less distributions to
 shareholders:
 From net investment
  income                      (0.39)      (0.42)      (0.39)      (0.43)      (0.46)
 From net realized gains      (2.89)      (1.47)      (1.01)      (1.53)      (1.35)
                         ----------  ----------  ----------  ----------  ----------
 Total distributions          (3.28)      (1.89)      (1.40)      (1.96)      (1.81)
                         ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
 PERIOD                  $    20.12  $    19.46  $    15.45  $    15.78  $    15.73
                         ==========  ==========  ==========  ==========  ==========
TOTAL RETURN(A)               22.05%      39.08%       7.45%      13.36%      10.57%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000's)         $3,051,344  $3,179,314  $2,309,248  $1,942,005  $1,892,955
 Net expenses to average
  daily net assets             0.48%       0.48%       0.48%       0.48%       0.49%
 Net investment income
  to average daily net
  assets                       1.78%       2.25%       2.63%       2.56%       2.79%
 Portfolio turnover rate        107%         77%         99%         40%         54%
 Average broker
  commission rate per
  equity share(b)        $    .0297         N/A         N/A         N/A         N/A
 Fees and expenses
  voluntarily waived or
  borne by the Manager
  consisted of the
  following per share
  amounts:               $     0.04  $     0.01  $     0.01  $     0.01  $     0.01

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

16              See accompanying notes to the financial statements.

GMO CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

  The Fund seeks a total return greater than that of the Standard & Poor's 500 Stock Index through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index and primarily in common stocks chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

  On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II, and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  FUTURES CONTRACTS
  The Fund may purchase and sell futures contracts on domestic stock indicies. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated

GMO CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

  SECURITY LENDING
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $158,087,263, collateralized by cash in the amount of $163,810,000, which was invested in short-term instruments.

  SWAP AGREEMENTS
  The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts

GMO CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1997.

  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for redemptions in-kind. Gains associated with such in-kind transactions amounted to $26,353,758.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

   Undistributed Net          Accumulated Net Realized
   Investment Income                Gain/(Loss)                      Paid-in Capital
   -----------------          ------------------------               ---------------
          --                        $(25,005,025)                      $25,005,025

  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .14% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .17% of the amount invested. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $416,600 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  GMO earns a management fee paid monthly at the annual rate of .525% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

  GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .48%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997 was $15,848. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended February 28, 1997, aggregated $3,206,085,811 and $3,762,968,473, respectively.

4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 97% of the outstanding Class I shares of the Fund were held by two shareholders and 100% of the outstanding Class II shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the respective class.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                  Period from July 2, 1996
                                                (commencement of operations)
                                                    to February 28, 1997
    Class I:                                    -----------------------------
                                                   Shares         Amount
                                                -----------------------------
    Shares sold                                       422,178 $     8,023,942
    Shares issued to shareholders in reinvest-
     ment of distributions                             30,330         574,148
    Shares repurchased                                     --              --
                                                ------------- ---------------
    Net increase                                      452,508 $     8,598,090
                                                ============= ===============
                                                  Period from June 7, 1996
                                                (commencement of operations)
                                                    to February 28, 1997
    Class II:                                   -----------------------------
                                                   Shares         Amount
                                                -----------------------------
    Shares sold                                     2,843,284 $    58,494,866
    Shares issued to shareholders in reinvest-
     ment of distributions                            378,119       7,164,723
    Shares repurchased                                     --              --
                                                ------------- ---------------
    Net increase                                    3,221,403 $    65,659,589
                                                ============= ===============

GMO CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

                                     Year Ended                   Year Ended
                                  February 28, 1997            February 29, 1996
    Class III:               ----------------------------  --------------------------
                               Shares         Amount         Shares        Amount
                             -----------  ---------------  -----------  -------------
    Shares sold               15,209,862  $   294,136,127   25,285,500  $ 453,992,902
    Shares issued to
     shareholders in
     reinvestment of
     distributions            24,657,273      468,161,533   14,052,401    260,120,885
    Shares repurchased       (51,595,821)  (1,033,101,151) (25,442,869)  (483,370,850)
                             -----------  ---------------  -----------  -------------
    Net increase (decrease)  (11,728,686) $  (270,803,491)  13,895,032  $ 230,742,937
                             ===========  ===============  ===========  =============

6.FINANCIAL INSTRUMENTS

  A summary of outstanding financial instruments at February 28, 1997 is as follows:

  LONG FUTURES CONTRACTS

   Number of                      Expiration                        Net Unrealized
   Contracts         Type            Date        Contract Value      Depreciation
   ---------     ------------     ----------     --------------     --------------
       27        Russell 2000     March 1997      $ 4,857,300        $   (27,595)
      200          S&P 500        March 1997       79,040,000         (1,343,379)
                                                                     -----------
                                                                     $(1,370,974)
                                                                     ===========

  At February 28, 1997, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

  SWAP AGREEMENTS

                                                                       Unrealized
    Notional Amount    Expiration                                     Appreciation
   Fund/Counterparty      Date               Description             (Depreciation)
   -----------------   ---------- ---------------------------------  --------------
     $99,139,177/       5/16/97   Agreement with Morgan Stanley       $   281,051
      95,053,839                  Capital Services, Inc. dated May
                                  20, 1996 to pay (receive) the
                                  notional amount multiplied by the
                                  return on the Standard & Poor's
                                  500 Index (including dividends)
                                  less the notional

GMO CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

                             amount multiplied by 6 month
                             LIBOR adjusted by a specified
                             spread and to receive (pay) the
                             change in market value of a
                             basket of selected securities
                             (including dividends) less the
                             counterparty's notional amount
                             multiplied by 6 month LIBOR
                             adjusted by a specified spread.
   $87,702,060/    9/11/97   Agreement with Morgan Stanley        $(4,990,423)
    87,862,184               Capital Services, Inc. dated
                             September 9, 1996 to pay
                             (receive) the notional amount
                             multiplied by the return on the
                             Standard & Poor's 500 Index
                             (including dividends) less the
                             notional amount multiplied by 6
                             month LIBOR adjusted by a
                             specified spread and to receive
                             (pay) the change in market value
                             of a basket of selected
                             securities (including dividends)
                             less the counterparty's notional
                             amount multiplied by 6 month
                             LIBOR adjusted by a specified
                             spread.
    27,887,480/   10/07/97   Agreement with Morgan Stanley         (1,218,064)
    25,734,919               Capital Services, Inc. dated
                             December 30, 1996 to pay
                             (receive) the notional amount
                             multiplied by the return on the
                             Standard & Poor's 500 Index
                             (including dividends) less the
                             notional amount multiplied by 6
                             month LIBOR adjusted by a
                             specified spread and to receive
                             (pay) the counterparty's notional
                             amount multiplied by the return
                             on the Russell 2000 Index
                             (including dividends) less the
                             notional amount multiplied by 6
                             month LIBOR adjusted by a
                             specified spread.
                                                                  -----------
                             Net unrealized depreciation          $(5,927,436)
                                                                  ===========

GMO CORE FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 74.96% of distributions as net capital gain dividends.

GMO CORE FUND
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
  Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class III shares of the GMO Core Fund returned 22.1% for the fiscal year ended February 28, 1997, as compared to 26.1% for the S&P 500. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period.

  The majority of the Fund's performance shortfall was due to three sector strategies which underperformed for the year. The first of these strategies involved underweighting banks and overweighting utilities, a bet which was based upon our view that utility stocks are significantly undervalued relative to their historical levels, and that banks, which are in the sixth year of a rally off their 1990 lows, are overvalued. Historically both sectors have underperformed in periods of rising interest rates and the bet was expected to have a neutral impact if rates did in fact increase. This year, however, banks moved up and utilities moved down relative to the market in an environment of rising interest rates. Therefore, rather than having the neutralizing effect that was intended, both bets hurt the performance of the Fund.

  The second sector strategy, overweighting defensive stocks and underweighting cyclical stocks, also impacted performance negatively, primarily during the rally of cyclical stocks in the early part of the year. Last, our underweight position in the largest 100 industrials hurt relative performance in an environment where the largest capitalization stocks carried the market, significantly outperforming smaller industrial stocks for the year.

  In addition to the aforementioned sector bets, the three GMO stock selection parameters -- value, momentum and neglect -- had mixed results for the year. Relative to the S&P 500, our dividend discount model provided positive contributions to return while the momentum and neglect models both experienced negative value-added versus the index.

OUTLOOK

  The Fund's overweight in utility stocks, which is in companies with good fundamental prospects in the continuing deregulatory environment, remains unchanged. We are also overweight in small-cap stocks, which appear very attractive relative to their historical levels and to the valuations for large capitalization stocks.

  With large-cap value stocks approaching more attractive valuation levels following the rally of large-cap growth stocks, we have increased the weight of the value stream in the portfolio. The weight of the momentum and neglect streams have been reduced somewhat.

GMO CORE FUND
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------

  We believe that growth of the derivatives markets and increased participation of hedge funds has made stock and sector moves sharper and less predictable. As a result, we have enhanced our risk controls to accommodate a more volatile and difficult market environment. We are confident that with stricter risk parameters in place, the Core Fund's volatility will resume the well-controlled behavior that has been the cornerstone of our long-term performance.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Core Fund Class III shares and the
S & P 500 Index
As of February 28, 1997

Average Annual Total Return

                                                    Since
                                                   Inception
              1 Year             5 Year            09/18/85
Class III        21.9%             17.9%             17.7%

                                                     06/07/96
Class II           n/a               n/a             17.3%

                                                     07/02/96
Class I            n/a               n/a             16.6%

                           [Line Graph Appears Here]

                Date           GMO Core Fund       S & P 500 Index
              09/18/85             9,986                10,000
              02/28/86            12,609                12,577
              02/28/87            16,256                16,288
              02/29/88            15,736                15,851
              02/28/89            17,546                17,736
              02/28/90            21,262                21,088
              02/28/91            24,776                24,181
              02/29/92            28,137                28,046
              02/28/93            31,121                31,035
              02/28/94            35,278                33,620
              02/28/95            37,910                36,095
              02/29/96            52,725                48,620
              02/28/97            64,351                61,339


Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class I and Class II shares will be different due to higher shareholder fees. Past performance is not indicative of future performance. Information is unaudited.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF GMO GROWTH FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Growth Fund (formerly GMO Growth Allocation Fund) at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP

  Boston, Massachusetts
  April 10, 1997

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES   DESCRIPTION                               VALUE ($)

------------------------------------------------------------------
             COMMON STOCKS -- 91.4%
             AEROSPACE -- 0.9%
       5,700 Allied Signal Inc                             411,825
      24,600 Raytheon Co                                 1,159,275
       5,700 Thiokol Corp                                  317,775
       4,400 TRW Inc                                       230,450
                                                      ------------
                                                         2,119,325
                                                      ------------
             AUTOMOTIVE -- 0.6%
       1,200 Bandag Inc                                     58,500
         800 Breed Technologies Inc                         17,500
       1,000 Electronic Data Systems Corp                   45,125
       5,400 Genuine Parts Co                              252,450
      23,000 Harley Davidson Inc                           859,625
       3,600 Lear Corp                                     140,400
                                                      ------------
                                                         1,373,600
                                                      ------------
             BANKING AND FINANCIAL SERVICES -- 6.3%
       1,100 Advanta Corp, Class A                          45,513
       6,900 Ahmanson (HF) & Co                            283,763
       2,100 Alex Brown Inc                                122,063
       3,300 Alliance Capital Management                    92,400
       1,700 Amsouth Bancorp                                87,125
      11,500 Bank of Boston Corp                           866,813
       3,800 Bank of New York Inc                          147,250
       3,000 Bankers Trust New York Corp                   272,250
       1,000 Banponce Corp                                  36,000
      12,600 Barnett Banks Inc                             582,750
       9,096 Bear Stearns Inc                              272,885
       6,500 Beneficial Corp                               449,313
      12,500 Chase Manhattan Corp                        1,251,563
       8,901 Comdisco Inc                                  277,028
       1,000 Credit Acceptance Corp *                       21,250
      55,800 Dean Witter Discover & Co                   2,141,324
      19,800 Dime Bancorp Inc *                            346,500
      10,800 Edwards (AG) Inc                              383,400
       1,100 Fleet Financial Group Inc                      67,100
       7,300 Franklin Resources Inc                        427,050
       1,100 Glendale Federal Savings Bank                  29,288
         300 Golden West Financial Corp                     20,325
      13,000 Great Western Financial Corp                  570,375


         See accompanying notes to the financial statements.    1

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES   DESCRIPTION                                    VALUE ($)

-----------------------------------------------------------------------
             BANKING AND FINANCIAL SERVICES -- CONTINUED
       3,400 Household International Inc                        329,375
         200 Huntington Bancshares Inc                            5,700
       2,500 John Nuveen and Co Inc, Class A                     75,938
       4,300 MGIC Investment Corp                               338,088
       2,000 Morgan Stanley Group Inc                           126,250
      22,500 PNC Bank Corp                                      953,438
       9,200 Rowe (T) & Price Associates Inc                    405,950
       7,700 Student Loan Marketing Association                 815,238
       5,900 Sunamerica Inc                                     270,663
      59,197 Travelers Group Inc                              3,174,438
       1,980 Washington Federal Inc                              50,490
                                                           ------------
                                                             15,338,896
                                                           ------------
             CHEMICALS -- 1.4%
       2,700 Cytec Industries Inc                               106,988
      36,300 Monsanto Co                                      1,320,412
      24,900 Praxair Inc                                      1,210,763
       4,400 Scherer (RP) Corp                                  254,100
       7,200 Sherwin Williams Co                                404,100
      10,800 Wellman Inc                                        189,000
                                                           ------------
                                                              3,485,363
                                                           ------------
             COMPUTER AND OFFICE EQUIPMENT -- 5.5%
       4,000 Apple Computer Inc *                                65,000
      48,000 Compaq Computer Corp *                           3,803,999
      58,400 Computer Associates International Inc            2,540,399
      14,600 EMC Corp *                                         525,600
      12,600 Gateway 2000 Inc                                   740,250
      12,400 HBO & Co                                           714,550
      37,900 Hewlett Packard Co                               2,122,399
      23,400 Iomega Corp                                        362,700
       6,200 Lexmark International Group Inc                    172,825
           1 NCR Corp                                                 8
      12,100 Pitney Bowes Inc                                   751,713
      12,400 Quantum Corp *                                     492,900
       6,000 Rational Software Corp                             155,250
       3,300 Silicon Graphics Inc *                              79,613
       6,400 Verifone Inc                                       222,400
      11,800 Western Digital Corp                               696,200
                                                           ------------
                                                             13,445,806
                                                           ------------

2             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES   DESCRIPTION                         VALUE ($)

------------------------------------------------------------
             CONSTRUCTION -- 0.3%
      12,100 Home Depot Inc                          659,450
                                                ------------
             CONSUMER GOODS -- 5.8%
       3,500 Acclaim Entertainment Inc *              18,594
      18,400 Avon Products Inc                     1,071,800
       1,700 Block Drug Co Inc, Class A               79,050
      24,900 Callaway Golf Co                        793,688
       7,400 Clorox Co                               884,300
       1,600 Colgate-Palmolive Co                    165,600
       5,400 CVS Corp                                249,750
       4,300 Department 56 Inc                        77,400
       3,000 First Brands Corp                        74,625
       6,800 Hasbro Inc                              290,700
       2,400 Hon Industries Inc                       91,800
       5,800 Jones Apparel Group Inc                 215,325
       2,800 Kinetic Concepts Inc                     41,650
       9,300 Kohls Corp                              427,800
       7,100 Lancaster Colony Corp                   324,825
      14,800 Liz Claiborne Inc                       599,400
       2,500 Miller Herman Inc                       164,375
      14,500 Newell Co                               538,313
      37,200 Nike Inc, Class B                     2,673,749
      23,500 Procter and Gamble Co                 2,822,937
      19,400 Reebok International Ltd                906,950
       4,300 Russell Corp                            161,788
       2,900 Sunbeam Corp                             79,388
      10,200 Technology Data Corp *                  244,800
       7,200 Terra Industries Inc                     98,100
      11,000 Unifi Inc                               350,625
      11,100 VF Corp                                 771,450
                                                ------------
                                                  14,218,782
                                                ------------
             ELECTRONIC EQUIPMENT -- 2.8%
      15,300 3 Com Corp *                            506,572
      16,200 Adaptec Inc                             616,613
      23,000 ADC Telecommunications Inc              621,000
      37,700 American Power Conversion Corp *        786,988
       8,400 Andrew Corp                             462,000
       6,000 Aspect Telecommunications Corp          149,250
      10,900 Atmel Corp *                            407,388
       3,400 Diebold Inc                             142,800

            See accompanying notes to the financial statements.        3

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES   DESCRIPTION                            VALUE ($)

---------------------------------------------------------------
             ELECTRONIC EQUIPMENT -- CONTINUED
       1,000 Hubbell Inc, Class B                        42,375
       3,000 Lattice Semiconductor Corp *               143,250
       4,000 Litton Industries *                        172,000
       3,900 Maxim Intergrated Products Inc *           193,538
       1,700 Motorola Inc                                94,988
       6,600 Octel Communications Corp                  120,450
       8,200 Perkin Elmer Corp                          582,200
       3,300 Picturetel Corp *                           51,975
      12,000 Read Rite Corp                             368,250
         800 SCI Systems Inc *                           42,800
         700 Symbol Technologies Inc                     35,175
      28,500 Tellabs Inc                              1,136,438
       1,100 U.S. Robotics Corp                          61,394
       1,300 Vicor Corp *                                21,288
                                                   ------------
                                                      6,758,732
                                                   ------------
             ENVIRONMENTAL CONTROL -- 0.1%
      19,500 Wheelabrator Technology Inc                277,875
                                                   ------------
             FOOD AND BEVERAGE -- 10.0%
      78,700 Anheuser Busch Cos Inc                   3,502,149
      80,615 Archer Daniels Midland Co                1,491,377
     217,500 Coca Cola Co                            13,267,499
      18,400 Coca Cola Enterprises Inc                1,136,200
      17,100 CPC International Inc                    1,438,537
      14,300 Darden Restaurants Inc                     103,675
       6,300 Flowers Industries Inc                     145,688
       7,700 IBP Inc                                    179,025
      25,600 Pepsico Inc                                841,600
      19,700 RJR Nabisco Holdings Corp                  721,513
       8,900 Sara Lee Corp                              344,875
       4,100 Smith Food and Drug Center, Class B        134,788
       1,500 Unilever ADR                               285,750
      32,300 Whitman Corp                               759,050
       1,900 Wrigley (William Jr) Co                    113,763
                                                   ------------
                                                     24,465,489
                                                   ------------
             HEALTH CARE -- 4.9%
       8,000 Bard (CR)                                  219,000
       3,300 Beckman Instruments Inc                    136,950
       5,300 Becton Dickinson & Co                      261,025

4        See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES   DESCRIPTION                                  VALUE ($)

---------------------------------------------------------------------
             HEALTH CARE -- CONTINUED
       1,700 Bergen Brunswig Corp, Class A                     54,613
      17,600 BioMet Inc                                       268,400
      21,350 Cardinal Health Inc                            1,313,025
      11,000 Centocor Inc*                                    416,625
      66,600 Columbia HCA Healthcare Corp                   2,797,199
       2,000 Forest Laboratories Inc *                         76,250
       1,400 Foundation Health Corp *                          52,850
       5,500 Guidant Corp                                     368,500
      10,500 Health Management Associates Inc                 278,250
       4,600 Hillenbrand Industries Inc                       173,075
       7,500 Johnson & Johnson                                432,188
       3,300 KLA Instruments Corp  *                          137,569
       4,100 Laboratory Corporation America Holdings           15,375
      11,300 Lincare Holdings Inc*                            487,313
       3,600 Mallinckrodt Inc                                 153,000
       2,900 Marquette Medical Systems, Class A                55,100
       7,600 Mckesson Corp                                    503,500
       8,400 Nellcor Puritan Bennet Inc                       145,950
      11,200 Novacare Corp *                                  140,000
       7,500 Perrigo Co*                                       90,938
       6,800 Rhone Poulenc Rorer Inc                          482,800
       4,300 Tencor Instruments *                             172,269
      58,995 Tenet Healthcare Corp *                        1,600,238
       2,000 Teradyne, Inc *                                   54,500
      21,900 United States Surgical Corp                      933,488
       4,400 Wellpoint Health Network                         188,650
                                                         ------------
                                                           12,008,640
                                                         ------------
             INSURANCE -- 3.9%
      19,500 AFLAC Corp                                       787,313
       4,000 AMBAC Inc                                        267,000
       5,100 American Bankers Insurance Group                 281,138
         600 American International Group Inc                  72,600
       2,200 American National Insurance Co                   181,500
       1,400 Argonaut Group Inc                                40,250
       1,400 Chubb Corp                                        82,075
      32,600 Conseco Inc                                    1,279,550
       1,500 Health Systems International Inc, Class A         44,063
       1,000 Home Beneficial Corp, Class B                     38,000
       4,000 Horace Mann Educators Corp                       171,500
      14,900 Loews Corp                                     1,521,662

         See accompanying notes to the financial statements.      5

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES   DESCRIPTION                             VALUE ($)

----------------------------------------------------------------
             INSURANCE -- CONTINUED
       6,600 MBIA Inc                                    644,325
         400 Mercury General Corp                         24,550
         600 Ohio Casualty Corp                           23,775
       8,100 Old Republic International Corp             219,713
       5,900 Oxford Health Plans Inc                     328,925
           1 Pacificare Health Systems, Class A *             64
       2,596 Pacificare Health Systems, Class B          217,415
       4,500 Progressive Corp                            297,563
       1,600 Protective Life Corp                         68,800
      10,200 Providian Corp                              569,925
       3,500 Reliastar Financial Corp                    217,000
      19,100 Saint Paul Cos Inc                        1,289,250
       7,200 Torchmark Corp                              423,900
       3,100 Transatlantic Holdings Inc                  261,563
       5,800 USLIFE Corp                                 276,225
                                                    ------------
                                                       9,629,644
                                                    ------------
             MACHINERY -- 0.6%
       5,600 Baker Hughes Inc                            198,800
         200 Case Corp                                    10,375
       1,400 Lam Research Corp *                          53,375
       1,100 Nordson Corp                                 61,600
       5,400 Novellus System Inc *                       441,450
      18,300 Oakley Inc                                  162,413
       2,600 Smith International Inc *                   105,625
       1,300 Tecumseh Products Co, Class B                71,825
      13,300 US Filter Corp                              465,500
                                                    ------------
                                                       1,570,963
                                                    ------------
             MANUFACTURING -- 3.2%
       4,200 American Greetings Corp                     130,200
       4,000 Corning Inc                                 150,500
       1,500 General Electric Co                         154,313
      59,546 Gillette Co                               4,711,576
      25,000 International Game Technology               437,500
      10,900 Leggett & Platt Inc                         391,038
         600 Sequa Corp, Class A *                        23,550
       9,300 Trinity Industries Inc                      299,925
      25,400 Tyco International Ltd                    1,498,599
                                                    ------------
                                                       7,797,201
                                                    ------------

6        See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES   DESCRIPTION                                     VALUE ($)

------------------------------------------------------------------------
             OIL AND GAS -- 3.8%
      11,900 Apache Corp                                         385,263
       3,800 Atlantic Richfield Co                               475,000
         800 Barrett Resources Corp *                             26,300
       3,100 BJ Services Co                                      123,225
       4,800 Burlington Resources Inc                            210,600
      13,900 Columbia Gas Systems Inc                            816,625
       7,900 El Paso Natural Gas Co                              423,638
         900 Energy Ventures Inc *                                45,900
       5,700 Enron Corp                                          227,288
         400 Ensco International Inc *                            17,350
       6,500 Enserch Corp                                        136,500
         100 FINA Inc, Class A                                     6,238
      19,200 Global Marine Inc *                                 357,600
         800 Louisiana Conservation Land & Exploration Co         38,200
       2,700 National Fuel Natural Gas Co                        116,100
         900 Noble Affiliates Inc                                 35,100
       8,400 Noble Drilling Corp                                 149,100
      29,200 Noram Energy Corp                                   438,000
       7,100 Panenergy Corp                                      302,638
       4,500 Parker & Parsley Petroleum Co                       132,750
       2,300 Pennzoil Co                                         131,963
       1,300 Peoples Energy Corp                                  44,038
      15,600 Phillips Petroleum Co                               645,450
      17,800 Santa Fe Energy Resources Inc *                     229,175
       5,700 Schlumberger Ltd                                    573,563
      18,200 Sonat Inc                                           837,200
      10,300 Texaco Inc                                        1,018,413
       3,100 Union Texas Petroleum Holdings Inc                   57,350
      34,300 Unocal Corp                                       1,324,837
                                                            ------------
                                                               9,325,404
                                                            ------------
             PAPER AND ALLIED PRODUCTS -- 0.1%
       7,600 Sonoco Products Co                                  199,500
         500 Willamette Industries Inc                            32,000
                                                            ------------
                                                                 231,500
                                                            ------------
             PHARMACEUTICALS -- 8.2%
     114,504 Abbott Laboratories                               6,440,849
       7,400 Allergan Inc                                        251,600
       6,700 Biogen, Inc                                         329,975
       1,700 Bristol Myers Squibb Co                             221,850

         See accompanying notes to the financial statements.                   7

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES   DESCRIPTION                        VALUE ($)

-----------------------------------------------------------
             PHARMACEUTICALS -- CONTINUED
      13,000 Dura Pharmaceuticals Inc               437,125
       5,100 Mark IV Industries Inc                 118,575
      30,500 Merck & Co Inc                       2,805,999
      50,656 Pfizer Inc                           4,641,355
      18,200 Schering Plough Corp                 1,394,574
      41,200 Warner Lambert Co                    3,460,799
                                               ------------
                                                 20,102,701
                                               ------------
             PRIMARY MATERIALS -- 0.2%
      11,500 Premark International Inc              271,688
       2,400 Tupperware Corp                        107,400
       3,300 Vulcan Materials Co                    213,675
                                               ------------
                                                    592,763
                                               ------------
             PRINTING AND PUBLISHING -- 0.1%
       1,800 Central Newspapers, Class A             82,800
       1,000 Tribune Co                              39,250
         300 Washington Post Co Class B             103,950
                                               ------------
                                                    226,000
                                               ------------
             REAL ESTATE -- 0.0%
       2,900 Lennar Corp                             73,225
                                               ------------
             REFINING -- 0.4%
      28,800 Tosco Corp                             802,800
       1,700 Valero Energy Corp                      53,550
                                               ------------
                                                    856,350
                                               ------------
             RETAIL TRADE -- 7.0%
      39,200 Albertsons Inc                       1,381,799
      30,000 American Stores Co                   1,342,499
      23,100 Autozone Inc *                         571,725
      10,100 Bed, Bath & Beyond Inc                 262,600
       1,100 Blair Corp                              19,938
       5,200 Brinker International Inc *             61,750
       1,800 Circuit City Stores Inc                 56,250
      10,000 Claire's Stores Inc                    141,250
      10,300 CompUSA Inc                            206,000
       8,950 Consolidated Stores Corp               314,369
      11,600 Dayton Hudson Corp                     487,200
      11,175 DG Corp                                317,091
      21,400 Dillard Department Stores Inc          644,675

8        See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES   DESCRIPTION                             VALUE ($)

----------------------------------------------------------------
             RETAIL TRADE -- CONTINUED
      26,800 Food Products Lion Inc                      222,775
      14,800 Fruit of the Loom Inc                       604,950
      51,300 Gap Inc                                   1,692,899
       3,800 Hannaford Brothers Co                       135,375
       2,000 Kroger Co *                                 106,000
      10,300 Limited Inc                                 195,700
         800 Macfrugals Bargains Close Outs Inc *         21,700
       5,600 May Department Stores Co                    261,100
       1,700 Meyer Fred Inc *                             67,363
       3,300 Pep Boys, Manny, Moe & Jack                 107,663
         900 Ross Stores Inc                              43,200
      26,600 Safeway Inc *                             1,280,125
       1,200 Stanhome Inc                                 30,450
      14,100 Starbucks Corp *                            474,113
       4,700 Tandy Corp                                  236,763
       3,400 The Vons Co Inc *                           231,625
       1,400 TJX Cos Inc                                  58,450
      48,800 Toys R Us Inc *                           1,268,800
       1,800 Value City Department Stores Inc *           14,625
     162,400 Wal Mart Stores Inc                       4,283,299
                                                    ------------
                                                      17,144,121
                                                    ------------
             SERVICES -- 1.3%
         600 Belo (AH) Corp                               22,650
         900 BHC Communications Inc, Class A              91,800
       3,800 Catalina Marketing Corp                     190,950
       5,300 Cintas Corp                                 286,200
       7,000 Circus Circus Enterprises Inc *             218,750
       4,100 Disney Walt Co                              304,425
      16,200 Equifax Inc                                 481,950
       3,900 Fleming Cos Inc                              68,250
       1,600 Gannett Co Inc                              127,600
         300 Kingworld Productions Inc *                  11,138
       8,700 Robert Half International Inc               362,138
       3,100 Servicemaster Industry Inc                   79,825
      14,600 Supervalu Inc                               452,600
       1,600 Total System Services Inc                    49,200
      10,000 USA Waste Services Inc                      360,000
                                                    ------------
                                                       3,107,476
                                                    ------------

         See accompanying notes to the financial statements.                   9

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES   DESCRIPTION                          VALUE ($)

-------------------------------------------------------------
             TECHNOLOGY -- 15.4%
      16,200 Acxiom Corp                              247,050
      19,500 Advanced Micro Devices Inc *             699,563
       1,700 American Management Systems Inc *         29,750
      11,200 Avnet Inc                                700,000
      40,900 BMC Software Inc                       1,751,030
       5,200 Cabletron Systems Inc                    156,000
      65,600 Cisco Systems Inc *                    3,648,999
       7,200 Compuware Corp                           448,200
      33,100 Dell Computer Corp                     2,354,237
       2,200 Electronics For Imaging Inc               84,700
       4,600 Fiserv Inc*                              150,650
       7,100 Grainger (WW) Inc                        562,675
      86,000 Intel Corp                            12,201,249
       3,400 Keane Inc                                119,850
      91,900 Microsoft Corp                         8,960,249
       3,300 National Data Corp                       115,913
      53,700 Oracle Corp                            2,107,724
      21,200 Paychex Inc                              922,200
       9,600 Seagate Technology Corp                  453,600
         900 Shared Medical Systems Corp               49,163
       1,300 Solectron Corp *                          68,738
      31,300 Storage Technology Corp *              1,306,775
       5,800 Sungard Data Systems Inc *               294,350
       3,000 Synopsys Inc *                           107,063
                                                 ------------
                                                   37,539,728
                                                 ------------
             TELECOMMUNICATIONS -- 4.3%
     100,400 AT & T Corp                            4,003,449
       1,500 Cincinnati Bell Inc                       93,000
       5,500 Comsat Corp                              144,375
      25,400 MCI Communications Corp                  908,050
       4,100 NYNEX Corp                               211,150
      45,000 Pacific Telesis Group                  1,833,749
       4,600 Southern New England Telecom             166,750
      66,700 Sprint Corp                            3,034,849
                                                 ------------
                                                   10,395,372
                                                 ------------
             TOBACCO -- 2.6%
      47,128 Philip Morris Cos Inc                  6,368,170
                                                 ------------

10       See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

  PAR VALUE ($)/
      SHARES     DESCRIPTION                                        VALUE ($)

-------------------------------------------------------------------------------
                 TRANSPORTATION -- 1.3%
        20,900   Burlington Northern Santa Fe Railroad Co             1,739,924
        21,800   CSX Corp                                             1,005,525
           700   Federal Express Corp                                    36,050
         1,300   Gatx Corp                                               63,700
         8,900   Ryder System Inc                                       280,350
                                                                   ------------
                                                                      3,125,549
                                                                   ------------
                 UTILITIES -- 0.4%
           400   Brooklyn Union Gas Co                                   11,400
         9,550   Citizens Utilities, Class B                            113,411
         8,300   Coastal Corp                                           377,650
         6,000   MCN Corp                                               181,500
         4,000   Natural Gas Clearinghouse                               79,000
         4,100   Nicor Inc                                              137,350
           700   Pacific Enterprises                                     21,350
           900   Washington Gas Light Co                                 19,913
                                                                   ------------
                                                                        941,574
                                                                   ------------
                 TOTAL COMMON STOCKS (COST $195,566,218)            223,179,699
                                                                   ------------
                 SHORT-TERM INVESTMENTS -- 6.6%
                 CASH EQUIVALENTS -- 4.4%(B)
     1,179,281   American AAdvantage Money Market Fund                1,179,281
    $3,445,352   Bank of Boston Eurodollar Time Deposit, 5.5375%
                 due 3/3/97                                           3,445,352
     1,731,367   Merrimac Cash Fund Premium Class                     1,731,367
    $4,500,000   Prudential Securities Group Inc Master Note,
                 5.60% due 3/3/97                                     4,500,000
                                                                   ------------
                                                                     10,856,000
                                                                   ------------
                 U.S. GOVERNMENT -- 0.0%
    $   50,000   U.S. Treasury Bill, 5.22% due 5/29/97(a)                49,387
                                                                   ------------
                 REPURCHASE AGREEMENT -- 2.2%
    $5,257,225   Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,
                 with a maturity value of $5,259,350 and an
                 effective yield of 4.85%,
                 collateralized by U.S. Treasury Obligations
                 with rates ranging from 7.25%
                 to 11.88%, with maturity dates ranging from
                 11/15/03 to 5/15/20
                 and with an aggregate market value of
                 $5,368,062.                                          5,257,225
                                                                   ------------
                 TOTAL SHORT-TERM INVESTMENTS (COST $16,162,588)     16,162,612
                                                                   ------------

         See accompanying notes to the financial statements.                  11

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

                                                             VALUE ($)

------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 98.0%
             (Cost $211,728,806) **                          239,342,311
             Other Assets and Liabilities (net) -- 2.0%        4,841,121
                                                           -------------
             TOTAL NET ASSETS -- 100%                      $ 244,183,432
                                                           =============
             NOTES TO THE SCHEDULE OF INVESTMENTS:
             ADR -- American Depositary Receipt
              * Non-income producing security.
             (a) Security has been segregated to cover margin
                 requirements on open financial futures contracts.
             (b) Represents investments of security lending collateral
                 (Note 1).
             ** The aggregate identified cost for federal income tax
                purposes is $212,154,521, resulting in gross
                unrealized appreciation and depreciation of
                $31,780,512 and $4,592,722, respectively, and net
                unrealized appreciation of $27,187,790.

12       See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $211,728,806) (Note 1)               $239,342,311
 Receivable for investments sold                                    24,660,124
 Dividends and interest receivable                                     232,919
 Receivable for expenses waived or borne by Manager (Note 2)            43,678
                                                                  ------------
  Total assets                                                     264,279,032
                                                                  ------------
LIABILITIES:
 Payable for investments purchased                                   2,754,333
 Payable upon return of securities loaned (Note 1)                  10,856,000
 Payable for Fund shares repurchased                                 4,588,000
 Payable to affiliate for (Note 2):
 Management fee                                                         98,257
 Shareholder service fee                                                29,477
 Accrued expenses                                                       54,046
 Payable for open swap contracts (Notes 1 and 6)                     1,649,521
 Payable for variation margin on open futures contracts (Notes 1
 and 6)                                                                 65,966
                                                                  ------------
  Total liabilities                                                 20,095,600
                                                                  ------------
NET ASSETS                                                        $244,183,432
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in-capital                                                  $165,406,143
 Accumulated undistributed net investment income                       668,129
 Accumulated undistributed net realized gain                        52,453,021
 Net unrealized appreciation                                        25,656,139
                                                                  ------------
                                                                  $244,183,432
                                                                  ============
NET ASSETS ATTRIBUTABLE TO:
 Class III shares                                                 $244,183,432
                                                                  ============
SHARES OUTSTANDING:
 Class III                                                          47,135,740
                                                                  ============
NET ASSET VALUE PER SHARE:
 Class III                                                        $       5.18
                                                                  ============

         See accompanying notes to the financial statements.                  13

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of withholding taxes of $9,768)            $ 4,553,136
 Interest (including securities lending income of $19,206)     983,575
                                                           -----------
 Total income                                                5,536,711
                                                           -----------
EXPENSES:
 Management fee (Note 2)                                     1,637,804
 Custodian and transfer agent fees                              78,029
 Audit fees                                                     47,841
 Legal fees                                                     17,049
 Trustees fees (Note 2)                                          1,742
 Registration fees                                                 442
 Miscellaneous                                                   3,421
 Fees waived or borne by Manager (Note 2)                     (561,765)
                                                           -----------
                                                             1,224,563
 Shareholder service fee (Note 2)
 Class III                                                     347,907
                                                           -----------
 Net expenses                                                1,572,470
                                                           -----------
  Net investment income                                      3,964,241
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
 Investments                                               107,638,369
 Closed futures contracts                                    3,719,834
 Closed swap contracts                                      (2,423,559)
                                                           -----------
  Net realized gain                                        108,934,644
                                                           -----------
 Change in net unrealized appreciation (depreciation) on:
 Investments                                               (49,148,219)
 Open futures contracts                                       (168,269)
 Open swap contracts                                        (1,163,427)
                                                           -----------
  Net unrealized loss                                      (50,479,915)
                                                           -----------
 Net realized and unrealized gain                           58,454,729
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $62,418,970
                                                           ===========

14       See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        YEAR ENDED
                                            FEBRUARY 28, 1997 FEBRUARY 29, 1996
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                        $  3,964,241      $  5,177,101
 Net realized gain                             108,934,644        39,524,050
 Change in net unrealized appreciation (de-
  preciation)                                  (50,479,915)       61,683,361
                                              ------------      ------------
 Net increase in net assets resulting from
  operations                                    62,418,970       106,384,512
                                              ------------      ------------
Distributions to shareholders from:
 Net investment income
 Class III                                      (4,363,604)       (4,668,104)
                                              ------------      ------------
 Net realized gains
 Class III                                     (77,849,380)      (23,225,614)
                                              ------------      ------------
                                               (82,212,984)      (27,893,718)
                                              ------------      ------------
Net share transactions: (Note 5)
 Class III                                    (127,388,467)       73,868,802
                                              ------------      ------------
 Increase (decrease) in net assets result-
  ing from net share transactions             (127,388,467)       73,868,802
                                              ------------      ------------
 Total increase (decrease) in net assets      (147,182,481)      152,359,596
NET ASSETS:
 Beginning of period                           391,365,913       239,006,317
                                              ------------      ------------
 End of period (including accumulated un-
  distributed net investment income of
  $668,129 and $1,067,492, respectively)      $244,183,432      $391,365,913
                                              ============      ============

         See accompanying notes to the financial statements.                  15

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                        YEAR ENDED FEBRUARY 28/29,
                               ------------------------------------------------
                                 1997      1996      1995      1994      1993
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD                        $   5.65  $   4.45  $   4.14  $   4.55  $   5.82
                               --------  --------  --------  --------  --------
Income from investment opera-
 tions:
 Net investment income             0.07      0.08      0.06      0.06      0.07
 Net realized and unrealized
  gain                             1.03      1.54      0.38      0.11      0.17
                               --------  --------  --------  --------  --------
 Total from investment opera-
  tions                            1.10      1.62      0.44      0.17      0.24
                               --------  --------  --------  --------  --------
Less distributions to share-
 holders:
 From net investment income       (0.08)    (0.07)    (0.06)    (0.06)    (0.08)
 From net realized gains          (1.49)    (0.35)    (0.07)    (0.52)    (1.43)
                               --------  --------  --------  --------  --------
Total distributions               (1.57)    (0.42)    (0.13)    (0.58)    (1.51)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PE-
 RIOD                          $   5.18  $   5.65  $   4.45  $   4.14  $   4.55
                               ========  ========  ========  ========  ========
 TOTAL RETURN(A)                  21.64%    37.77%    10.86%     4.13%     3.71%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000's)                      $244,183  $391,366  $239,006  $230,698  $168,143
 Net expenses to average
  daily net assets                 0.48%     0.48%     0.48%     0.48%     0.49%
 Net investment income to av-
  erage daily net assets           1.21%     1.54%     1.50%     1.38%     1.15%
 Portfolio turnover rate            100%       76%      139%       57%       36%
 Average broker commission
  rate per equity share(c)     $  .0281       N/A       N/A       N/A       N/A
 Fees and expenses voluntar-
  ily waived or borne by the
  Manager consisted of the
  following per share
  amounts:                     $   0.01       (b)       (b)       (b)       (b)

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

16       See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO Growth Fund (the "Fund"), formerly named the GMO Growth Allocation Fund, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

  The Fund seeks long-term growth of capital through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index and primarily in the equity securities of companies chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

  On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. At February 28, 1997, Class III was the only active class of shares of the Fund.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  FUTURES CONTRACTS
  The Fund may purchase and sell futures contracts on domestic stock indicies. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling

GMO GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

  SECURITY LENDING
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $10,524,900, collateralized by cash in the amount of $10,856,000, which was invested in short-term instruments.

  SWAP AGREEMENTS
  The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of

GMO GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1997.

  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for redemptions in-kind. Gains associated with such in-kind redemptions amounted to $2,742,541.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

   Undistributed Net          Accumulated Net Realized
   Investment Income                Gain/(Loss)                      Paid-in Capital
   -----------------          ------------------------               ---------------
          --                        ($2,651,991)                       $2,651,991

  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .14% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .17% of the amount invested. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $12,425 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

  GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .48%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997 was $1,742. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended February 28, 1997, aggregated $305,531,085 and $512,789,249, respectively.

4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 70% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                    Year Ended                  Year Ended
                                 February 28, 1997          February 29, 1996
    Class III:               --------------------------  -------------------------
                               Shares        Amount        Shares        Amount
                             -----------  -------------  -----------  ------------
    Shares sold                2,041,337  $  11,235,177   28,535,818  $138,511,760
    Shares issued to
     shareholders in
     reinvestment of
     distributions            15,334,132     78,162,104    4,717,528    24,056,140
    Shares repurchased       (39,536,755)  (216,785,748) (17,613,541)  (88,699,098)
                             -----------  -------------  -----------  ------------
    Net increase (decrease)  (22,161,286) $(127,388,467)  15,639,805  $ 73,868,802
                             ===========  =============  ===========  ============

6.FINANCIAL INSTRUMENTS

  A summary of outstanding financial instruments at February 28, 1997 is as follows:

  LONG FUTURES CONTRACTS

    Number of                   Expiration                            Net Unrealized
    Contracts      Type            Date          Contract Value        Depreciation
    ---------     -------       ----------       --------------       --------------
      57          S&P 500       March 1997        $22,526,400           $(307,845)
                                                                        =========

GMO GROWTH FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  SWAP AGREEMENTS

    Notional Amount    Expiration                                     Unrealized
   Fund/Counterparty      Date               Description             Depreciation
   -----------------   ---------- ---------------------------------  ------------
     $10,856,159/       6/26/97   Agreement with Morgan Stanley        $(529,553)
       9,925,759                  Capital Services, Inc. dated June
                                  26, 1996 to pay (receive) the
                                  notional amount multiplied by the
                                  return on the Standard& Poor's
                                  500 Index (including dividends)
                                  less the notional amount
                                  multiplied by 6 month LIBOR
                                  adjusted by a specified spread
                                  and to receive (pay) the
                                  counterparty's notional amount
                                  multiplied by the return on the
                                  Russell 2000 Index (including
                                  dividends) less the notional
                                  amount multiplied by 6 month
                                  LIBOR adjusted by a specified
                                  spread.
     10,174,543/        9/19/97   Agreement with Morgan Stanley       (1,119,968)
     10,068,764                   Capital Services, Inc. dated
                                  September 19, 1996 to pay
                                  (receive) the notional amount
                                  multiplied by the return on the
                                  Standard& Poor's 500 Index
                                  (including dividends) less the
                                  notional amount multiplied by 6
                                  month LIBOR adjusted by a
                                  specified spread and to receive
                                  (pay) the counterparty's notional
                                  amount multiplied by the return
                                  on the Russell 2000 Index
                                  (including dividends) less the
                                  notional amount multiplied by 6
                                  month LIBOR adjusted by a
                                  specified spread.
                                                                     -----------
                                  Net unrealized depreciation        $(1,649,521)
                                                                     ===========

GMO GROWTH FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 87.09% of distributions as net capital gain dividends.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
-------------------------------------------------------------------------------

PORTFOLIO MANAGERS

  Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class III shares of the GMO Growth Fund returned 21.6% for the fiscal year ended February 28, 1997 as compared to 26.1% for the S&P 500 and 25.1% for the Russell 1000 Growth index. Consistent with the Fund's investment objective and policies, the Fund was invested in common stocks throughout the period.

  The Fund is positioned to do well in a moderate to slowing economic environment, and during the year was tilted toward defensive stocks and away from cyclical and technology stocks. The overweight in defensive stocks hurt performance, as defensive stocks underperformed the aggregate index. Several of the largest defensive bets included overweights in drug and food stocks, which are also owned because of their high quality. The Fund's tilt towards the lower growth half of the high growth universe detracted from performance, as the fastest growing companies exhibited the strongest performance for the year. For example, technology stocks, in which the Fund is underweight, outperformed the index by over 8% for the year. On the upside, an underweight in telephone stocks added substantial relative value.

  Despite the underperformance of defensive stocks, high quality stocks outperformed low quality stocks, and the Fund's emphasis on high quality companies added value.

  Stock selection added value for the year. Stocks in the best quartile of our proprietary dividend discount model had a strong year, significantly outperforming the index. Stocks not in any of our three primary selection techniques -- value, momentum and neglect -- underperformed the index, also adding value to relative performance.

  The Growth Fund has been substantially restructured to improve risk control in relation to the benchmark with the expectation that fiscal year 1998 returns will be significantly less volatile than fiscal year 1997 returns.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

             Comparison of Change in Value of a $10,000 Investment in GMO Growth Fund Class III shares and the S & P 500 Index
             As of February 28, 1997

             Average Annual Total Return

                                                                         Since
                                                                       Inception
             1 Year                             5 Year                  12/31/88
Class III     21.5%                             14.9%                     18.3%
                                [Line Graph Appears Here]

               Date                          GMO Growth Fund         S & P 500 Index
             12/31/88                             9,986                   10,000
             02/28/89                            10,473                   10,465
             02/28/90                            13,126                   12,443
             02/28/91                            16,309                   14,268
             02/29/92                            19,646                   16,548
             02/28/93                            20,374                   18,312
             02/28/94                            21,215                   19,837
             02/28/95                            23,521                   21,297
             02/29/96                            32,405                   28,688
             02/28/97                            39,417                   36,192

             Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Past performance is not indicative of future performance. Information is unaudited.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF GMO VALUE FUND (A SERIES
OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Value Fund (formerly GMO Value Allocation Fund) at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP

  Boston, Massachusetts
  April 10, 1997

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                                VALUE ($)
--------------------------------------------------------------------

              COMMON STOCKS -- 87.9%
              AEROSPACE -- 0.5%
        3,700 Lockheed Martin Corp                           327,450
        1,800 Northrop Grumman Corp                          130,725
       36,200 Raytheon Co                                  1,705,925
        2,300 Textron Inc                                    226,838
        2,900 TRW Inc                                        151,888
                                                        ------------
                                                           2,542,826
                                                        ------------
              AUTOMOTIVE -- 4.2%
        1,800 Bandag Inc                                      87,750
       67,000 Chrysler Corp                                2,269,625
        1,800 Eaton Corp                                     129,150
        3,100 Electronic Data Systems Corp                   139,888
      154,100 Ford Motor Co                                5,066,038
      139,500 General Motors Corp                          8,073,563
        2,800 Genuine Parts Co                               130,900
        4,700 Goodyear Tire & Rubber Co                      247,925
        1,300 Lear Corp                                       50,700
      175,000 Mascotech Industries Inc                     3,325,000
        2,000 Paccar Inc                                     131,250
                                                        ------------
                                                          19,651,789
                                                        ------------
              BANKING AND FINANCIAL SERVICES -- 16.2%
        3,900 Advanta Corp, Class A                          161,363
        4,700 Ahmanson (HF) & Co                             193,288
       39,300 American Express Co                          2,569,238
       17,500 American General Corp                          759,063
        4,800 Amsouth Bancorp                                246,000
       26,400 Banc One Corp                                1,164,900
       12,400 Bancorp Hawaii Inc                             545,600
        1,500 Bank of Boston Corp                            113,063
        4,100 Bank of New York Inc                           158,875
       72,000 BankAmerica Corp                             8,190,000
        6,400 Bankers Trust New York Corp                    580,800
       17,200 Banponce Corp                                  619,200
        4,200 Barnett Banks Inc                              194,250
       20,755 Bear Stearns Inc                               622,661
        3,900 Beneficial Corp                                269,588
      137,500 Block (HR) Inc                               4,039,063
        1,800 Capital One Financial Corp                      71,550

              See accompanying notes to the financial statements.              1

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                                    VALUE ($)
------------------------------------------------------------------------

              BANKING AND FINANCIAL SERVICES -- CONTINUED
        3,900 Central Fidelity Banks Inc                         113,588
       70,100 Chase Manhattan Corp                             7,018,763
       87,199 Citicorp                                        10,180,483
        6,800 Comerica Inc                                       408,850
        6,200 Commerce Bancshares Inc                            294,500
        4,300 Compass Bancshares Inc                             191,888
        6,500 Corestates Financial Corp                          342,063
        8,700 Countrywide Credit Industries Inc                  253,388
       41,900 Dean Witter Discover & Co                        1,607,913
        6,800 Donaldson Lufkin & Jenrette                        292,400
       16,800 Edwards (AG) Inc                                   596,400
       32,900 Federal Home Loan Mortgage Corp                    978,775
       72,700 Federal National Mortgage Associates             2,908,000
        4,600 First Bank of America Corp                         288,075
       42,400 First Chicago NBD Corp                           2,480,400
          500 First Empire State Corp                            161,625
          900 First Hawaiian Inc                                  29,925
        3,200 First Security Corp                                111,600
        1,500 First Tennessee National Corp                       70,125
       23,300 First Union Corp (NE)                            2,044,575
        4,200 First Virginia Banks Inc                           221,550
        5,200 Firstar Corp                                       159,250
       10,500 Fleet Financial Group Inc                          640,500
       10,000 Franklin Resources Inc                             585,000
        4,100 Golden West Financial Corp                         277,775
       32,300 Great Western Financial Corp                     1,417,163
        2,300 Green Tree Financial Corp                           86,250
        9,100 Greenpoint Financial Corp                          546,000
        2,100 Household International Inc                        203,438
        3,300 Huntington Bancshares Inc                           94,050
        5,200 J.P. Morgan & Co Inc                               546,650
       15,100 Key Corp                                           807,850
       10,300 Lehman Brothers Holding Inc                        346,338
        3,200 Liberty Financial Cos                              136,800
       14,550 MBNA Corp                                          465,600
        6,600 Mercantile Bankshares                              245,025
        9,100 Merrill Lynch                                      873,600
        3,400 MGIC Investment Corp                               267,325
       15,800 Morgan Stanley Group Inc                           997,375
       12,100 National City Corp                                 611,050
       53,400 Nationsbank Corp                                 3,197,325

2              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                                    VALUE ($)
------------------------------------------------------------------------

              BANKING AND FINANCIAL SERVICES -- CONTINUED
          700 Northern Trust                                      29,750
       20,200 Norwest Corp                                     1,004,950
        2,600 Old Kent Financial Corp                            130,325
       10,800 Paine Webber Group Inc                             352,350
       40,100 PNC Bank Corp                                    1,699,238
        3,700 Regions Financial Corp                             217,838
        9,300 Republic New York Corp                             863,738
        3,400 Rowe (T) & Price Associates Inc                    150,025
       10,600 Salomon Inc                                        589,625
        4,500 Southern National Corp                             174,938
        6,200 Southtrust Corp                                    245,675
        7,200 Standard Federal Bancorp                           414,900
        1,800 Star Banc Corp                                      70,650
        1,700 State Street Boston Corp                           136,638
        3,900 Student Loan Marketing Association                 412,913
        4,600 Suntrust Banks Inc                                 236,325
       65,563 Travelers Group Inc                              3,515,816
        1,700 Union Planters Corp                                 76,075
        5,700 Unionbancal Corp                                   343,425
        5,700 US Bancorp                                         281,438
        5,100 Wachovia Corp                                      310,463
        7,530 Washington Federal Inc                             192,015
        5,200 Washington Mutual, Inc                             274,950
        1,800 Wells Fargo & Co                                   547,650
        3,700 Wilmington Trust Corp                              167,425
                                                            ------------
                                                              76,036,887
                                                            ------------
              CHEMICALS -- 0.8%
       20,000 Albemarle Corp                                     392,500
        2,800 Cytec Industries Inc                               110,950
        4,700 Eastman Chemical Co                                259,088
        8,600 Great Lakes Chemical Corp                          398,825
       15,000 Imperial Chemical Industries PLC ADR               748,125
       10,000 Lubrizol Corp                                      346,250
       21,500 Millenium Chemicals Inc                            411,188
        9,100 PPG Industries Inc                                 509,600
        2,900 Sherwin Williams Co                                162,763

              See accompanying notes to the financial statements.              3

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                              VALUE ($)
------------------------------------------------------------------

              CHEMICALS -- CONTINUED
        6,200 Union Carbide Corp                           292,950
       10,000 Wellman Inc                                  175,000
                                                      ------------
                                                         3,807,239
                                                      ------------
              COMPUTER AND OFFICE EQUIPMENT -- 1.1%
        6,600 Amdahl Corp *                                 65,175
       14,100 Apple Computer Inc *                         229,125
       15,100 Compaq Computer Corp *                     1,196,675
        7,200 Gateway 2000 Inc                             423,000
        4,900 Hewlett Packard Co                           274,400
      140,000 Intergraph Corp *                          1,155,000
        6,900 Lexmark International Group Inc              192,338
       12,100 Micron Technology                            453,750
       25,000 Office Depot *                               475,000
        3,500 Pitney Bowes Inc                             217,438
        5,200 Quantum Corp *                               206,700
       15,000 Silicon Graphics Inc *                       361,875
                                                      ------------
                                                         5,250,476
                                                      ------------
              CONSTRUCTION -- 0.1%
        4,100 Centex Corp                                  165,538
        2,800 Georgia-Pacific Corp                         218,400
        5,900 MEMC Electronic Materials                    144,550
                                                      ------------
                                                           528,488
                                                      ------------
              CONSUMER GOODS -- 2.8%
        4,100 Black and Decker Corp                        129,663
        7,300 Callaway Golf Co                             232,688
        1,100 Clorox Co                                    131,450
       10,500 CVS Corp                                     485,625
       63,500 Eastman Kodak Co                           5,691,188
        3,200 Fastenal Co                                  116,000
            1 Footstar Inc                                      25
        2,700 Hasbro Inc                                   115,425
        2,100 Jones Apparel Group Inc                       77,963
        3,900 Lancaster Colony Corp                        178,425
        3,100 Liz Claiborne Inc                            125,550
       12,100 Mattel Co                                    300,988
       50,000 Maytag Corp                                1,100,000
       23,000 Moore Corp Ltd                               508,875

4              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                         VALUE ($)
-------------------------------------------------------------

              CONSUMER GOODS -- CONTINUED
        6,000 Nike Inc, Class B                       431,250
        9,000 Procter and Gamble Co                 1,081,125
        4,400 Reebok International Ltd                205,700
        4,200 Russell Corp                            158,025
       82,500 Safety Kleen                          1,485,000
        9,600 Terra Industries Inc                    130,800
        5,300 VF Corp                                 368,350
        2,700 Whirlpool Corp                          136,350
                                                 ------------
                                                   13,190,465
                                                 ------------
              ELECTRONIC EQUIPMENT -- 0.8%
        5,000 3 Com Corp *                            165,547
       10,300 American Power Conversion Corp *        215,013
        3,000 Amp Inc                                 116,625
        2,800 Arrow Electronics Inc *                 157,150
        2,200 Emerson Electric                        217,800
        2,400 Harris Corp Inc                         177,000
       47,500 International Rectifier Corp *          641,250
        3,500 ITT Corp                                197,750
        4,300 Linear Technology Corp                  195,650
        2,700 Litton Industries*                      116,100
        2,900 Maxim Intergrated Products Inc *        143,913
       10,500 Motorola Inc                            586,688
       20,500 National Semiconductor Corp *           535,563
        2,400 Texas Instruments                       185,100
        7,000 Vishay Intertechnology Inc              160,125
        3,100 Xilinx Inc *                            139,888
                                                 ------------
                                                    3,951,162
                                                 ------------
              ENVIRONMENTAL CONTROL -- 1.8%
      239,800 Wheelabrator Technology Inc           3,417,150
      165,000 WMX Technologies                      5,218,125
                                                 ------------
                                                    8,635,275
                                                 ------------
              FOOD AND BEVERAGE -- 3.0%
       47,100 Anheuser Busch Cos Inc                2,095,950
       59,659 Archer Daniels Midland Co             1,103,692
        3,000 Coca Cola Enterprises Inc               185,250
        3,100 ConAgra Inc                             164,300
       10,000 Coors (Adolph) Co                       213,750
        4,000 CPC International Inc                   336,500

              See accompanying notes to the financial statements.              5

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                       VALUE ($)
-----------------------------------------------------------

              FOOD AND BEVERAGE -- CONTINUED
       50,000 Darden Restaurants Inc                362,500
       43,750 Energy Group PLC ADR                1,487,500
       43,750 Hanson PLC ADR                        973,438
        3,100 Heinz (HJ) Co                         129,038
        4,200 Hormel (Geo A) and Co                 110,250
       18,000 IBP Inc                               418,500
        2,500 Nabisco Holdings Corp Class A         102,813
       41,100 Pepsico Inc                         1,351,163
       20,900 RJR Nabisco Holdings Corp             765,463
       14,100 Sara Lee Corp                         546,375
       14,800 Seagrams Co Ltd                       577,200
        4,500 Tyson Food Inc Class A                 91,125
       15,500 Unilever NV ADR                     2,952,750
        6,900 Whitman Corp                          162,150
                                               ------------
                                                 14,129,707
                                               ------------
              HEALTH CARE -- 2.0%
        6,100 Apria Healthcare Group                109,038
        5,800 Bard (CR)                             158,775
        3,800 Baxter International Inc              174,800
        3,800 Becton Dickinson & Co                 187,150
       25,300 Bergen Brunswig Corp, Class A         812,763
       79,300 Beverly Enterprises Inc *           1,139,938
        8,200 BioMet Inc                            125,050
       17,700 Columbia HCA Healthcare Corp          743,400
        7,900 Foundation Health Corp *              298,225
        2,600 Guidant Corp                          174,200
        2,900 Hillenbrand Industries Inc            109,113
       47,500 Johnson & Johnson                   2,737,188
        1,600 Mckesson Corp                         106,000
        4,300 Medtronic Inc                         278,425
       20,100 Pharmacia & Upjohn Inc                741,188
        1,600 Rhone Poulenc Rorer Inc               113,600
       21,000 Tenet Healthcare Corp *               569,625
        5,400 Teradyne, Inc *                       147,150
       20,000 Transitional Hospitals *              180,000
        4,200 United Healthcare Corp                209,475
        6,800 Wellpoint Health Network              291,550
                                               ------------
                                                  9,406,653
                                               ------------

6              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                                  VALUE ($)
----------------------------------------------------------------------

              INSURANCE -- 6.2%
        7,800 Aetna Life and Casualty Co                       646,425
        6,400 AFLAC Corp                                       258,400
        7,200 Allmerica Property & Casualty                    225,900
       43,482 Allstate Corp                                  2,755,672
        7,800 AMBAC Inc                                        520,650
        3,300 American Bankers Insurance Group                 181,913
        3,800 American Financial Group Inc                     142,500
        8,400 American National Insurance Co                   693,000
        2,400 AON Corp                                         152,100
        4,800 Chubb Corp                                       281,400
        6,500 Cigna Corp                                       993,688
        1,500 Cincinnati Financial Corp                        103,688
        5,500 CNA Financial Corp *                             611,875
       17,564 Conseco Inc                                      689,387
        7,100 Equitable Companies Inc                          222,763
        5,400 Equitable of Iowa Cos                            286,875
          900 General Re Corp                                  152,663
        4,200 Health Systems International Inc, Class A        123,375
        5,500 ITT Hartford Group Inc                           412,500
       10,800 Lincoln National Corp                            627,750
       27,200 Loews Corp                                     2,777,800
        1,600 Marsh & McLennan Cos Inc                         187,200
        4,100 MBIA Inc                                         400,263
        2,900 Mercury General Corp                             177,988
       10,000 Ohio Casualty Corp                               396,250
       23,400 Old Republic International Corp                  634,725
        1,604 Pacificare Health Systems, Class B               134,335
        3,100 Progressive Corp                                 204,988
        4,000 Provident Cos Inc                                218,000
       23,200 Providian Corp                                 1,296,300
      200,000 Reliance Group Holdings Inc                    2,175,000
       12,600 Reliastar Financial Corp                         781,200
       12,100 Safeco Corp                                      505,175
       13,000 Saint Paul Cos Inc                               877,500
      152,500 TIG Holdings Inc                               5,451,875
        9,900 Torchmark Corp                                   582,863
        4,700 Transamerica Corp                                411,838
        2,300 Transatlantic Holdings Inc                       194,063
       38,500 USF & G Corp                                     866,250

              See accompanying notes to the financial statements.              7

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                           VALUE ($)
---------------------------------------------------------------

              INSURANCE -- CONTINUED
       10,100 USLIFE Corp                               481,013
        4,600 Western National Corp                     105,800
                                                   ------------
                                                     28,942,950
                                                   ------------
              MACHINERY -- 1.0%
        6,200 Agco Corporation                          175,925
        9,500 Applied Materials Inc *                   480,938
        6,000 Case Corp                                 311,250
        3,700 Caterpillar Inc                           289,988
      100,000 Cincinnati Milacron Inc                 2,150,000
        3,200 Cummins Engine Inc                        162,000
        8,200 FMC Corp *                                563,750
        8,400 Tecumseh Products Co, Class B             464,100
                                                   ------------
                                                      4,597,951
                                                   ------------
              MANUFACTURING -- 4.9%
       59,600 American Greetings Corp                 1,847,600
       11,100 Clayton Homes Inc                         158,175
       50,000 Corning Inc                             1,881,250
        2,900 Crane Co                                   94,613
       20,000 General Electric Co                     2,057,500
        2,600 Harsco Corp                                93,600
       41,700 IBM Corp                                5,994,375
        6,500 International Game Technology             113,750
       28,700 Lafarge Corp                              667,275
        6,300 Minnesota Mining And Manufacturing        579,600
       72,500 Owens Corning                           3,072,188
        6,875 Quest Diagnostics Inc                     116,016
       13,800 Rockwell International Corp               893,550
        4,900 Temple Inland Inc                         270,113
       50,000 Tenneco Inc                             1,968,750
        7,800 Trinity Industries Inc                    251,550
       40,100 United Technologies Corp                3,017,525
                                                   ------------
                                                     23,077,430
                                                   ------------
              METALS AND MINING -- 1.9%
       30,300 Alcan Aluminum Ltd                      1,087,013
       75,000 Allegheny Teledyne Inc                  1,912,500
       20,400 Asarco Inc                                637,500
       41,000 Cyprus Amax Minerals Co                   958,375
       35,000 Inco Ltd                                1,229,375
        2,500 Newmont Mining Corp                       118,750

8              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                           VALUE ($)
---------------------------------------------------------------

              METALS AND MINING -- CONTINUED
        5,000 Pegasus Gold*                              42,813
       16,100 Phelps Dodge Corp                       1,151,150
       22,400 Reynolds Metals Co                      1,405,600
        3,100 Timken Co                                 162,363
          700 Wesco Financial Corp                      145,600
                                                   ------------
                                                      8,851,039
                                                   ------------
              OIL AND GAS -- 5.4%
       11,200 Amerada Hess Corp                         597,800
        2,400 Amoco Corp                                202,800
        7,600 Atlantic Richfield Co                     950,000
       25,000 Cabot Oil & Gas Corp, Class A             396,875
        3,300 Chevron Corp                              212,850
        4,400 Columbia Gas Systems Inc                  258,500
        7,500 Dresser Industries Inc                    227,813
       62,500 Enron Oil & Natural Gas                 1,265,625
       50,000 Enserch Corp                            1,050,000
       12,000 Exxon Corp                              1,198,500
       23,900 Mitchell Energy, Class B                  513,850
       13,400 Mobil Corp                              1,644,850
       50,000 Noram Energy Corp                         750,000
       28,200 Occidental Petroleum Corp                 719,100
       25,000 Panenergy Corp                          1,065,625
        4,200 Phillips Petroleum Co                     173,775
       15,000 Questar Corp                              543,750
        6,200 Royal Dutch Petroleum Co ADR            1,072,600
       13,900 Texaco Inc                              1,374,363
        8,600 Union Pacific Resources Group             209,625
      150,000 Union Texas Petroleum Holdings Inc      2,775,000
       68,900 Unocal Corp                             2,661,263
      165,400 USX--Marathon Group                     4,403,775
       50,000 Westcoast Energy Inc                      906,250
                                                   ------------
                                                     25,174,589
                                                   ------------
              PAPER AND ALLIED PRODUCTS -- 1.4%
        2,500 Bowater Inc                               105,938
       21,300 Champion International Corp               939,863
       58,000 International Paper Co                  2,421,500
       25,600 James River Corp                          838,400
        2,900 Kimberly Clark Corp                       307,400
        7,100 Louisiana Pacific Corp                    150,875

              See accompanying notes to the financial statements.              9

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                               VALUE ($)
-------------------------------------------------------------------

              PAPER AND ALLIED PRODUCTS -- CONTINUED
        3,500 Mead Corp                                     203,875
        2,400 Potlatch Corp                                 103,800
        3,200 Rayonier Inc                                  121,600
        4,400 Sonoco Products Co                            115,500
        9,700 Stone Container Corp                          126,100
        3,100 Union Camp Corp                               149,575
        6,300 Westvaco Corp                                 185,850
       15,600 Weyerhaeuser Co                               721,500
        4,200 Willamette Industries Inc                     268,800
                                                       ------------
                                                          6,760,576
                                                       ------------
              PHARMACEUTICALS -- 2.2%
       78,900 Abbott Laboratories                         4,438,125
       10,000 Allergan Inc                                  340,000
        6,200 American Home Products Corp                   396,800
       13,300 Bristol Myers Squibb Co                     1,735,650
        3,700 General Nutrition Cos Inc *                    66,600
       25,000 Immulogic Pharmaceutical                      137,500
       12,500 Lilly (Eli) & Co                            1,092,188
        8,800 Merck & Co Inc                                809,600
        4,900 Schering Plough Corp                          375,463
        5,000 Smithkline Beecham Plc                        371,250
        5,600 Warner Lambert Co                             470,400
                                                       ------------
                                                         10,233,576
                                                       ------------
              PRIMARY MATERIALS -- 0.1%
       15,300 Premark International Inc                     361,463
        2,100 Vulcan Materials Co                           135,975
                                                       ------------
                                                            497,438
                                                       ------------
              PRIMARY PROCESSING -- 0.7%
        6,000 Alumax Inc                                    234,750
       20,000 Bethlehem Steel Corp *                        165,000
       10,800 Dow Chemical Co                               874,800
        4,200 Du Pont (EI) De Nemours & Co Inc              450,450
       22,600 LTV Corp                                      282,500
       43,000 USX-US Steel Group Inc                      1,349,125
                                                       ------------
                                                          3,356,625
                                                       ------------

10              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                          VALUE ($)
--------------------------------------------------------------

              PRINTING AND PUBLISHING -- 0.3%
        8,200 Dun and Bradstreet Corp                  200,900
       65,000 News Corporation Ltd ADR               1,381,250
                                                  ------------
                                                     1,582,150
                                                  ------------
              REAL ESTATE -- 1.0%
       60,000 Crown American Realty Trust              472,500
       25,000 Evans Withycombe Residential             512,500
        7,500 JP Realty Inc                            193,125
       10,000 Saks Holdings                            335,000
      100,000 Summit Properties Inc                  2,025,000
       50,000 Walden Residential Properties Inc      1,287,500
                                                  ------------
                                                     4,825,625
                                                  ------------
              REFINING -- 0.2%
        2,500 Imperial Oil Ltd                         109,688
       25,000 Quaker State Corp                        365,625
       12,500 Sun Co Inc                               337,500
                                                  ------------
                                                       812,813
                                                  ------------
              RETAIL TRADE -- 3.4%
       16,600 Albertsons Inc                           585,150
        5,300 American Stores Co                       237,175
        9,000 Autozone Inc *                           222,750
        3,700 Circuit City Stores Inc                  115,625
       25,000 Cone Mills Corp                          196,875
       58,700 Costco Cos Inc                         1,504,188
        7,000 Dayton Hudson Corp                       294,000
       14,700 Dillard Department Stores Inc            442,838
       15,700 Federated Department Stores              545,575
        4,700 Fruit of the Loom Inc                    192,113
       18,400 Gap Inc                                  607,200
        2,800 Hannaford Brothers Co                     99,750
       35,800 Kmart Corp *                             447,500
       33,900 Limited Inc                              644,100
        6,300 May Department Stores Co                 293,738
       15,600 Mercantile Stores                        748,800
       10,300 Penney (JC) Co Inc                       507,275
        1,500 Sears Roebuck & Co                        81,375
        3,500 Tandy Corp                               176,313
       51,900 Toys R Us Inc *                        1,349,400
      234,800 Wal Mart Stores Inc                    6,192,850

              See accompanying notes to the financial statements.             11

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                               VALUE ($)
-------------------------------------------------------------------

              RETAIL TRADE -- CONTINUED
        5,300 Weismarkets Inc                               159,000
        3,300 Winn Dixie                                    105,188
        3,900 Woolworth (FW) Co *                            81,413
                                                       ------------
                                                         15,830,191
                                                       ------------
              SERVICES -- 1.6%
        3,600 BHC Communications Inc, Class A               367,200
       29,600 Browning Ferris Industries Inc                928,700
        4,184 Chris Craft Industries Inc                    172,067
        6,700 Circus Circus Enterprises Inc *               209,375
        1,700 Disney Walt Co                                126,225
        2,600 Gannett Co Inc                                207,350
        2,300 Healthcare Compare Corp *                      98,181
        5,000 Kellwood Co                                   118,125
        2,500 Kelly Services                                 68,750
        5,400 Kingworld Productions Inc *                   200,475
       20,000 Manpower Inc                                  755,000
        1,000 Meredith Corp                                  49,000
       50,000 Ogden Corp                                  1,018,750
        6,600 Servicemaster Industry Inc                    169,950
       57,700 Supervalu Inc                               1,788,700
      150,000 Waste Management International PLC ADR      1,125,000
                                                       ------------
                                                          7,402,848
                                                       ------------
              TECHNOLOGY -- 6.9%
        3,400 Adobe Systems Inc                             124,100
       11,300 Advanced Micro Devices Inc *                  405,388
        2,700 Autodesk Inc                                   91,463
        7,000 Avnet Inc                                     437,500
       16,400 Bay Networks Inc *                            311,600
        8,400 BMC Software Inc                              359,625
       12,700 Cabletron Systems Inc                         381,000
       14,900 Cisco Systems Inc *                           828,813
      100,000 Digital Equipment Corp *                    3,275,000
        1,700 Grainger (WW) Inc                             134,725
       55,100 Intel Corp                                  7,817,313
       85,500 Microsoft Corp                              8,336,250
       48,200 Novell Inc *                                  488,025
        4,900 Seagate Technology Corp                       231,525
       85,199 Storage Technology Corp *                   3,557,058

12              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                                 VALUE ($)
---------------------------------------------------------------------

              TECHNOLOGY -- CONTINUED
      408,400 Tandem Computers Inc *                        5,105,000
        6,500 Xerox Corp                                      406,250
                                                         ------------
                                                           32,290,635
                                                         ------------
              TELECOMMUNICATIONS -- 5.8%
       97,600 AT & T Corp                                   3,891,800
        5,900 Bell Atlantic Corp                              407,838
        4,600 Bellsouth Corp                                  215,625
       22,500 Comsat Corp                                     590,625
       30,000 Cox Communications, Class A                     603,750
       20,000 Frontier Corp                                   442,500
       95,400 GTE Corp                                      4,459,950
      106,700 MCI Communications Corp                       3,814,525
       11,600 Nextel Communications Inc, Class A              165,300
        8,000 NYNEX Corp                                      412,000
       40,400 Pacific Telesis Group                         1,646,300
       50,000 SBC Communications                            2,875,000
       31,700 Sprint Corp                                   1,442,350
      100,000 Tele-Communications, Class A                  1,187,500
       77,400 US West Inc                                   2,786,400
      107,900 US West Media Group                           1,982,663
        4,100 Viacom Inc Class B                              144,525
                                                         ------------
                                                           27,068,651
                                                         ------------
              TOBACCO -- 1.8%
       24,100 American Brands Inc                           1,268,263
       81,250 Imperial Tobacco Group Plc ADR                1,125,426
       45,900 Philip Morris Cos Inc                         6,202,238
                                                         ------------
                                                            8,595,927
                                                         ------------
              TRANSPORTATION -- 1.3%
       17,500 American West Holdings Corp, Class B            242,813
       15,700 AMR Corp *                                    1,234,413
        9,100 Burlington Northern Santa Fe Railroad Co        757,575
       90,000 Canadian Pacific                              2,227,500
          437 Conrail Inc                                      45,667
        8,700 CSX Corp                                        401,288
        4,200 Delta Air Lines Inc                             338,100
        2,700 Federal Express Corp                            139,050
        5,000 Newport News Shipbuilding                        77,500
        7,500 Overseas Shipholding Group Inc                  130,313

              See accompanying notes to the financial statements.             13

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                             VALUE ($)
-----------------------------------------------------------------

              TRANSPORTATION -- CONTINUED
       10,000 Ryder System Inc                            315,000
        1,100 UAL Corp                                     62,425
        1,600 Union Pacific Corp                           96,400
                                                     ------------
                                                        6,068,044
                                                     ------------
              UTILITIES -- 8.5%
        4,300 AES Corp *                                  281,113
       12,000 American Water Works Co                     280,500
        5,700 Baltimore Gas and Electric Co               156,750
        5,800 Boston Edison Co                            155,150
       50,000 Calpine Corp                                918,750
       29,300 Centerior Energy Corp                       303,988
       32,500 Cinergy Corp                              1,121,250
       10,100 CMS Energy Corp                             330,775
        7,000 Coastal Corp                                318,500
       35,300 Consolidated Edison                       1,089,888
        6,300 Delmarva Power and Light Co                 122,063
        3,300 Dominion Resources Inc                      132,825
       20,000 DPL Inc                                     492,500
        2,700 DQE Inc                                      79,988
       15,800 DTE Energy Co                               477,950
       79,300 Edison International                      1,704,950
        6,600 Enova Corp                                  147,675
       90,400 Entergy Corp                              2,384,300
        5,000 Florida Progress Corp                       157,500
        4,400 FPL Group Inc                               200,200
       24,400 General Public Utilities Inc                854,000
        4,600 Houston Industries Inc                      106,950
       25,500 Illinova Corp                               637,500
       18,400 Long Island Lighting Co                     423,200
       12,300 Midamerican Energy Holding Co               202,950
        3,500 Montana Power Co                             76,563
        7,200 New England Electric System                 251,100
       11,900 New York State Electric and Gas Corp        276,675
      232,300 Niagara Mohawk Power Corp *               2,381,075
       32,800 Northeast Utilities                         340,300
       52,500 Ohio Edison Co                            1,181,250
        3,400 Pacific Enterprises                         103,700
       25,000 Pacificorp                                  515,625
       24,900 Peco Energy Co                              560,250
      154,800 PG & E Corp                               3,560,400

14              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                                          VALUE ($)
------------------------------------------------------------------------------

              UTILITIES -- CONTINUED
        4,800 Pinnacle West Capital Corp                               150,000
       10,100 PP & L Resources Inc                                     231,038
       70,300 Public Service Enterprise Group Inc                    1,977,188
       17,500 Southern Co                                              380,625
      254,900 Texas Utilities Co                                    10,291,588
       25,000 TransCanada Pipeline Ltd                                 459,375
      174,300 Unicom Corp                                            3,878,116
        5,200 Western Resources Inc                                    157,300
                                                                  ------------
                                                                    39,853,383
                                                                  ------------
              TOTAL COMMON STOCKS (COST $357,176,193)              412,953,408
                                                                  ------------
              PREFERRED STOCKS -- 4.2%
              AUTOMOTIVE -- 0.1%
       23,900 Mascotech Industries Inc Convertible $1.20               421,238
                                                                  ------------
              BANKING AND FINANCIAL SERVICES -- 0.2%
       22,500 Time Warner Financing Convertible $1.24                  939,375
                                                                  ------------
              FOOD AND BEVERAGE -- 0.9%
      600,000 RJR Nabisco Holdings Convertible Series C 9.25%        4,275,000
                                                                  ------------
              MANUFACTURING -- 1.2%
      360,000 Westinghouse Electric Corp Convertible $1.30 144A      5,580,000
                                                                  ------------
              METALS AND MINING -- 0.1%
        7,500 Freeport McMoran Corp $0.34                              248,437
                                                                  ------------
              PAPER AND ALLIED PRODUCTS -- 0.8%
       20,000 Boise Cascade Corp Series G $1.58                        540,000
      100,200 James River Corp Convertible 9.00%                     3,068,625
                                                                  ------------
                                                                     3,608,625
                                                                  ------------
              REFINING -- 0.3%
       30,000 Unocal Corp 144A Convertible 6.25%                     1,627,500
                                                                  ------------
              TRANSPORTATION -- 0.6%
       23,900 Navistar International Corp $6.00                      1,386,200
       27,500 US Air Group Inc Convertible Series B 8.75% *          1,615,625
                                                                  ------------
                                                                     3,001,825
                                                                  ------------
              TOTAL PREFERRED STOCKS (COST $16,228,050)             19,702,000
                                                                  ------------


              See accompanying notes to the financial statements.             15

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

  PAR VALUE ($)/
      SHARES     DESCRIPTION                                       VALUE ($)
-------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS -- 9.3%
                 REPURCHASE AGREEMENTS -- 3.9%
   $18,186,275   Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,
                 with a maturity value of $18,193,625 and an
                 effective yield of 4.85%,
                 collateralized by U.S. Treasury Obligations
                 with rates ranging from
                 7.25% to 11.88%, with maturity dates ranging
                 from 11/15/03 to 5/15/20
                 and with an aggregate market value of
                 $18,569,694.                                       18,186,275
                                                                 -------------
                 U.S. GOVERNMENT -- 0.2%
   $ 1,000,000   U.S. Treasury Bill, 5.22% due 5/29/97(a)              987,746
                                                                 -------------
                 CASH EQUIVALENTS -- 5.2%(B)
     2,945,159   American AAdvantage Money Market Fund               2,945,159
   $ 1,428,615   Bank of Boston Eurodollar Time Deposit,
                 5.5375% due 3/3/97                                  1,428,615
   $ 1,780,506   Harris Bank and Trust Eurodollar Time
                 Deposit, 5.375% due 3/3/97                          1,780,506
    15,173,393   Merrimac Cash Fund Premium Class                   15,173,393
   $ 3,000,000   Prudential Securities Group Inc Master Note,
                 5.60% due 3/3/97                                    3,000,000
                                                                 -------------
                                                                    24,327,673
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $43,501,488)                                 43,501,694
                                                                 -------------
                 TOTAL INVESTMENTS -- 101.4%
                 (Cost $416,905,731) **                            476,157,102
                 Other Assets and Liabilities (net) -- (1.4)%       (6,565,740)
                                                                 -------------
                 TOTAL NET ASSETS -- 100%                        $ 469,591,362
                                                                 =============
                 NOTES TO THE SCHEDULE OF INVESTMENTS:
                 ADR -- American Depositary Receipt
                 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to
                 qualified institutional investors.
                  * Non-income producing security.
                 (a) Security has been segregated to cover margin
                     requirements on open financial futures contracts.
                 (b) Represents investments of security lending collateral
                     (Note 1).
                 ** The aggregate identified cost for federal income tax
                    purposes is $418,002,905, resulting in gross unrealized
                    appreciation and depreciation of $67,206,417 and
                    $9,052,220, respectively, and net unrealized
                    appreciation of $58,154,197.

16              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $416,905,731) (Note 1)              $476,157,102
 Receivable for investments sold                                   21,559,723
 Dividends and interest receivable                                  1,099,298
 Receivable for expenses waived or borne by Manager (Note 2)           92,362
                                                                 ------------
  Total assets                                                    498,908,485
                                                                 ------------
LIABILITIES:
 Payable for investments purchased                                  2,239,551
 Payable upon return of securities loaned (Note 1)                 24,327,673
 Payable for Fund shares repurchased                                2,226,000
 Payable to affiliate for (Note 2):
 Management fee                                                       256,602
 Shareholder service fee                                               54,986
 Accrued expenses                                                      51,307
 Payable for open swap contracts (Notes 1 and 6)                      154,789
 Payable for variation margin on open futures contracts (Notes 1
  and 6)                                                                6,215
                                                                 ------------
  Total liabilities                                                29,317,123
                                                                 ------------
NET ASSETS                                                       $469,591,362
                                                                 ============
NET ASSETS CONSIST OF:
 Paid-in-capital                                                 $375,404,716
 Accumulated undistributed net investment income                    1,263,932
 Accumulated undistributed net realized gain                       34,051,747
 Net unrealized appreciation                                       58,870,967
                                                                 ------------
                                                                 $469,591,362
                                                                 ============
NET ASSETS ATTRIBUTABLE TO:
 Class III shares                                                $469,591,362
                                                                 ============
SHARES OUTSTANDING:
 Class III                                                         31,629,482
                                                                 ============
NET ASSET VALUE PER SHARE:
 Class III                                                       $      14.85
                                                                 ============

              See accompanying notes to the financial statements.             17

GMO VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of withholding taxes of $17,955)           $ 8,900,987
 Interest (including securities lending income of $22,597)     887,729
                                                           -----------
 Total income                                                9,788,716
                                                           -----------
EXPENSES:
 Management fee (Note 2)                                     2,462,093
 Custodian and transfer agent fees                              73,826
 Audit fees                                                     48,418
 Legal fees                                                     16,326
 Registration fees                                               5,105
 Trustees fees (Note 2)                                          1,690
 Miscellaneous                                                   3,440
 Fees waived or borne by Manager (Note 2)                     (871,498)
                                                           -----------
                                                             1,739,400
 Shareholder service fee (Note 2)
 Class III                                                     406,469
                                                           -----------
 Net expenses                                                2,145,869
                                                           -----------
  Net investment income                                      7,642,847
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
 Investments                                                65,692,516
 Closed futures contracts                                   (1,861,159)
 Closed swap contracts                                      (1,056,607)
                                                           -----------
  Net realized gain                                         62,774,750
                                                           -----------
 Change in net unrealized appreciation (depreciation) on:
 Investments                                                (1,085,406)
 Open futures contracts                                       (170,807)
 Open swap contracts                                           110,073
                                                           -----------
  Net unrealized loss                                       (1,146,140)
                                                           -----------
 Net realized and unrealized gain                           61,628,610
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $69,271,457
                                                           ===========

18              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED
                                           FEBRUARY 28, 1997 FEBRUARY 29, 1996
                                           ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                       $  7,642,847      $  8,732,608
 Net realized gain                             62,774,750        57,961,119
 Change in net unrealized appreciation
  (depreciation)                               (1,146,140)       33,360,660
                                             ------------      ------------
 Net increase in net assets resulting from
  operations                                   69,271,457       100,054,387
                                             ------------      ------------
Distributions to shareholders from:
 Net investment income
 Class III                                     (7,540,588)       (9,263,106)
                                             ------------      ------------
 Net realized gains
 Class III                                    (44,759,234)      (32,854,343)
                                             ------------      ------------
                                              (52,299,822)      (42,117,449)
                                             ------------      ------------
Net share transactions: (Note 5)
 Class III                                    135,007,878       (91,019,550)
                                             ------------      ------------
 Increase (decrease) in net assets
  resulting from net share transactions       135,007,878       (91,019,550)
                                             ------------      ------------
 Total increase (decrease) in net assets      151,979,513       (33,082,612)
NET ASSETS:
 Beginning of period                          317,611,849       350,694,461
                                             ------------      ------------
 End of period (including accumulated
  undistributed net investment
  income of $1,263,932 and $1,384,221,
  respectively)                              $469,591,362      $317,611,849
                                             ============      ============

              See accompanying notes to the financial statements.             19

GMO VALUE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                      YEAR ENDED FEBRUARY 28/29,
                            --------------------------------------------------
                              1997      1996      1995      1994       1993
                            --------  --------  --------  --------  ----------
NET ASSET VALUE, BEGINNING
 OF PERIOD                  $  14.25  $  12.05  $  13.48  $  13.50  $    12.94
                            --------  --------  --------  --------  ----------
Income from investment
 operations:
 Net investment income          0.31      0.39      0.41      0.43        0.38
 Net realized and
  unrealized gain               2.47      3.71      0.32      1.27        0.98
                            --------  --------  --------  --------  ----------
 Total from investment
  operations                    2.78      4.10      0.73      1.70        1.36
                            --------  --------  --------  --------  ----------
Less distributions to
 shareholders:
 From net investment income    (0.32)    (0.39)    (0.45)    (0.40)      (0.38)
 From net realized gains       (1.86)    (1.51)    (1.71)    (1.32)      (0.42)
                            --------  --------  --------  --------  ----------
 Total distributions           (2.18)    (1.90)    (2.16)    (1.72)      (0.80)
                            --------  --------  --------  --------  ----------
NET ASSET VALUE, END OF
 PERIOD                     $  14.85  $  14.25  $  12.05  $  13.48  $    13.50
                            ========  ========  ========  ========  ==========
TOTAL RETURN(A)                21.26%    35.54%     6.85%    13.02%      11.01%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000's)                   $469,591  $317,612  $350,694  $679,532  $1,239,536
 Net expenses to average
  daily net assets              0.61%     0.61%     0.61%     0.61%       0.62%
 Net investment income to
  average daily net assets      2.17%     2.66%     2.86%     2.70%       3.15%
 Portfolio turnover rate          84%       65%       77%       35%         50%
 Average broker commission
  rate per equity share(b)  $  .0457       N/A       N/A       N/A         N/A
 Fees and expenses
  voluntarily waived or
  borne by the Manager
  consisted of the
  following per share
  amounts:                  $   0.04  $   0.02  $   0.02  $   0.02  $     0.01

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

20              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO Value Fund (the "Fund"), formerly named the GMO Value Allocation Fund, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

  The Fund seeks a total return greater than that of the Standard & Poor's 500 Stock Index through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index and primarily in common stocks chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

  On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. At February 28, 1997, Class III was the only active class of shares of the Fund.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

GMO VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  FUTURES CONTRACTS
  The Fund may purchase and sell futures contracts on domestic stock indicies. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

  SECURITY LENDING
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $22,715,970, collateralized by cash in the amount of $24,327,673, which was invested in short-term instruments.

  SWAP AGREEMENTS
  The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.

GMO VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1997.

  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for return of capital dividends and redemptions in-kind. Gains associated with such in-kind redemptions accounted to $1,510,374.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

    Undistributed Net          Accumulated Net Realized
    Investment Income                Gain/(Loss)                      Paid-in Capital
    -----------------          ------------------------               ---------------
        $(222,548)                   $(2,878,716)                       $3,101,264


GMO VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .14% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .15% of the amount invested. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $194,073 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  GMO earns a management fee paid monthly at the annual rate of .70% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

  GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .46% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .61%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

GMO VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997 was $1,690. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended February 28, 1997, aggregated $332,412,776 and $262,020,695, respectively.

4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 21% of the outstanding shares of the Fund were held by one shareholder.

5.SHARE TRANSACTIONS
  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                   Year Ended                 Year Ended
                                February 28, 1997          February 29, 1996
    Class III:               ------------------------  --------------------------
                               Shares       Amount       Shares        Amount
                             ----------  ------------  -----------  -------------
    Shares sold               9,674,742  $141,074,274    1,619,182  $  21,822,769
    Shares issued to
     shareholders
     in reinvestment of
     distributions            3,486,567    48,679,629    2,797,603     37,463,449
    Shares repurchased       (3,824,235)  (54,746,025) (11,220,138)  (150,305,768)
                             ----------  ------------  -----------  -------------
    Net increase (decrease)   9,337,074  $135,007,878   (6,803,353) $ (91,019,550)
                             ==========  ============  ===========  =============

GMO VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


6.FINANCIAL INSTRUMENTS

  A summary of outstanding financial instruments at February 28, 1997 is as follows:

  LONG FUTURES CONTRACTS

   Number of                      Expiration                        Net Unrealized
   Contracts         Type            Date        Contract Value      Depreciation
   ---------     ------------     ----------     --------------     --------------
      36         Russell 2000     March 1997      $ 6,476,400         $ (35,488)
      29           S&P 500        March 1997      $11,460,800         $(190,127)
                                                                      ---------
                                                                      $(225,615)
                                                                      =========

  At February 28, 1997, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

  SWAP AGREEMENTS

                                                                       Unrealized
    Notional Amount    Expiration                                     Appreciation
   Fund/Counterparty      Date               Description             (Depreciation)
   -----------------   ---------- ---------------------------------  --------------
     $ 3,290,979/       5/16/97   Agreement with Morgan Stanley          $9,330
       3,155,364                  Capital Services, Inc. dated May
                                  20, 1996 to pay (receive) the
                                  notional amount multiplied by the
                                  return on the Standard & Poor's
                                  500 Index (including dividends)
                                  less the
                                  notional amount multiplied by 6
                                  month LIBOR adjusted by a
                                  specified spread and
                                  to receive (pay) the change in
                                  market value of a basket of
                                  selected securities (including
                                  dividends) less the
                                  counterparty's notional amount
                                  multiplied by 6 month LIBOR
                                  adjusted by a specified spread.

GMO VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

                                                                       Unrealized
    Notional Amount    Expiration                                     Appreciation
   Fund/Counterparty      Date               Description             (Depreciation)
   -----------------   ---------- ---------------------------------  --------------
       2,884,248/       9/11/97   Agreement with Morgan Stanley         (164,119)
       2,889,514                  Capital Services, Inc. dated
                                  September 9, 1996 to pay
                                  (receive) the notional amount
                                  multiplied by the return on the
                                  Standard & Poor's 500 Index
                                  (including dividends) less the
                                  notional amount multiplied by 6
                                  month LIBOR adjusted by a
                                  specified spread and
                                  to receive (pay) the change in
                                  market value of a basket of
                                  selected securities (including
                                  dividends) less the
                                  counterparty's notional amount
                                  multiplied by 6 month LIBOR
                                  adjusted by a specified spread.
                                                                       ---------
                                  Net unrealized depreciation          $(154,789)
                                                                       =========

GMO VALUE FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------


For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 69.32% of distributions as net capital gain dividends.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO VALUE FUND
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

  Mr. Richard A. Mayo, Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class III shares of the GMO Value Fund returned 21.3% for the fiscal year ended February 28, 1997 as compared to 26.1% for the S&P 500 and 25.1% for the Russell 1000 Value Index. Consistent with the Fund's investment objective and policies, the Fund was invested in common stocks throughout the period.

  The Fund is positioned to do well in a moderate to slowing economic environment, and is tilted toward high quality, defensive and utility stocks. The most significant negative influence in the Fund during the year was the combination of an overweighting in utility stocks and an underweight in bank stocks. For the year, bank stocks outperformed the aggregate index by 17% and utility stocks underperformed by 18%. In addition to these strategies, the portfolio was also overweight in defensive stocks, which underperformed the index. Drug stocks, in particular, significantly underperformed for the year.

  Stock selection added value for the year. Stocks in the best quartile of our proprietary dividend discount model had a good year, outperforming the index. Stocks not in any of our three primary selection techniques --
   value, momentum and neglect -- underperformed the index, also adding value to relative performance.

  The Fund continues to be positioned to benefit from the outperformance of utility stocks with attractive fundamentals in a deregulatory environment. We have, however, trimmed back the Fund's underweight in the banking sector. The Fund has been substantially restructured to improve risk control in relation to the benchmark with the expectation that fiscal year 1998 returns will be significantly less volatile than fiscal year 1997 returns.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Value Fund Class III shares and the
S & P 500 Index
As of February 28, 1997

Average Annual Total Return

                                                                                Since
                                                                               Inception
             1 Year                          5 Year                            11/13/90
Class III     21.1%                          17.0%                               19.4%

                                [Line Graph Appears Here]

               Date                      GMO Value Fund                  S & P 500 Index
             11/13/90                         9,986                            10,000
             02/28/91                        12,266                            11,677
             02/29/92                        13,853                            13,544
             02/28/93                        15,372                            14,987
             02/28/94                        17,372                            16,236
             02/28/95                        18,560                            17,431
             02/29/96                        25,156                            23,479
             02/28/97                        30,505                            29,621


Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Class I shares and Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TOBACCO-FREE CORE FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP

  Boston, Massachusetts
  April 10, 1997

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                                VALUE ($)

------------------------------------------------------------------
            COMMON STOCKS -- 94.5%
            AEROSPACE -- 0.8%
      6,400 Raytheon Co                                    301,600
      4,500 TRW Inc                                        235,688
                                                      ------------
                                                           537,288
                                                      ------------
            AUTOMOTIVE -- 3.2%
        100 Bandag Inc                                       4,875
     15,700 Chrysler Corp                                  531,837
     20,500 Ford Motor Co                                  673,937
     11,800 General Motors Corp                            682,924
      1,800 Goodyear Tire & Rubber Co                       94,950
      4,000 Harley Davidson Inc                            149,500
                                                      ------------
                                                         2,138,023
                                                      ------------
            BANKING AND FINANCIAL SERVICES -- 12.7%
      6,600 Ahmanson (HF) & Co                             271,425
        600 American General Corp                           26,025
      2,100 Amsouth Bancorp                                107,625
      8,100 Bank of Boston Corp                            610,537
      8,200 Bank of New York Inc                           317,750
      3,500 Bankers Trust New York Corp                    317,625
      7,400 Barnett Banks Inc                              342,250
      5,635 Bear Stearns Inc                               169,061
      1,500 Beneficial Corp                                103,688
     13,464 Chase Manhattan Corp                         1,348,082
      1,900 Citicorp                                       221,825
      1,000 Comdisco Inc                                    31,125
      2,400 Countrywide Credit Industry Inc                 69,900
     10,500 Dean Witter Discover & Co                      402,938
      1,300 Edwards (AG) Inc                                46,150
        900 First Chicago NBD Corp                          52,650
      3,900 Fleet Financial Group Inc                      237,900
      1,300 Golden West Financial Corp                      88,075
      8,500 Great Western Financial Corp                   372,938
      1,400 Greenpoint Financial Corp                       84,000
      1,200 Household International Inc                    116,250
      2,300 Lehman Brothers Holding Inc                     77,338
      4,000 Mellon Bank Corp                               321,500
      2,700 Merrill Lynch                                  259,200
      1,800 Morgan Stanley Group Inc                       113,625
        900 Paine Webber Group Inc                          29,363

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                                    VALUE ($)

----------------------------------------------------------------------
            BANKING AND FINANCIAL SERVICES -- CONTINUED
     14,100 PNC Bank Corp                                      597,487
      6,300 Salomon Inc                                        350,438
      1,900 Southern National Corp                              73,863
      2,100 Student Loan Marketing Association                 222,338
      2,800 Summit Bancorp                                     133,700
      1,400 Sunamerica Inc                                      64,225
      1,900 Synovus Financial Corp                              66,263
     10,033 Travelers Group Inc                                538,019
      3,600 US Bancorp                                         177,750
                                                          ------------
                                                             8,362,928
                                                          ------------
            CHEMICALS -- 1.0%
      1,700 Eastman Chemical Co                                 93,713
      7,600 Monsanto Co                                        276,450
        700 Praxair Inc                                         34,038
      5,200 Union Carbide Corp                                 245,700
                                                          ------------
                                                               649,901
                                                          ------------
            COMPUTER AND OFFICE EQUIPMENT -- 2.2%
     10,800 Compaq Computer Corp *                             855,899
      7,200 Computer Associates International Inc              313,200
      1,100 HBO & Co                                            63,388
          1 NCR Corp                                                25
      1,500 Pitney Bowes Inc                                    93,188
      1,200 Reynolds & Reynolds Inc, Class A                    33,600
      1,900 Sterling Software Inc                               54,388
      1,000 Western Digital Corp                                59,000
                                                          ------------
                                                             1,472,688
                                                          ------------
            CONSTRUCTION -- 0.3%
      3,200 Home Depot Inc                                     174,400
                                                          ------------
            CONSUMER GOODS -- 3.6%
      7,300 Callaway Golf Co                                   232,688
      2,600 Clorox Co                                          310,700
      4,800 CVS Corp                                           222,000
        900 Hasbro Inc                                          38,475
      3,100 Liz Claiborne Inc                                  125,550
      1,800 Newell Co                                           66,825
      3,100 Nike Inc, Class B                                  222,813
      6,500 Procter and Gamble Co                              780,812

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

   SHARES   DESCRIPTION                      VALUE ($)

--------------------------------------------------------
            CONSUMER GOODS -- CONTINUED
      3,600 Reebok International Ltd             168,300
      2,700 VF Corp                              187,650
                                            ------------
                                               2,355,813
                                            ------------
            ELECTRONIC EQUIPMENT -- 0.6%
        800 3 Com Corp *                          26,487
      1,200 Cooper Industries Inc                 53,100
      1,000 Litton Industries *                   43,000
        300 Northern Telecom Ltd                  21,563
        800 Raychem Corp                          68,100
      4,800 Tellabs Inc                          191,400
                                            ------------
                                                 403,650
                                            ------------
            ENVIRONMENTAL CONTROL -- 0.1%
      4,500 Wheelabrator Technology Inc           64,125
                                            ------------
            FOOD AND BEVERAGE -- 8.9%
     19,900 Anheuser Busch Cos Inc               885,549
     23,249 Archer Daniels Midland Co            430,107
     29,000 Coca Cola Co                       1,768,999
      3,100 Coca Cola Enterprises Inc            191,425
      9,000 CPC International Inc                757,124
      1,100 Dean Foods Co                         35,888
      1,300 Hormel (Geo A) and Co                 34,125
      4,100 IBP Inc                               95,325
      6,800 Pepsico Inc                          223,550
     15,200 Sara Lee Corp                        588,999
      3,100 Seagrams Co Ltd                      120,900
      3,400 Unilever ADR                         647,699
        400 Universal Foods Corp                  13,800
      4,100 Whitman Corp                          96,350
        500 Wrigley (William Jr) Co               29,938
                                            ------------
                                               5,919,778
                                            ------------
            HEALTH CARE -- 2.1%
        400 Becton Dickinson & Co                 19,700
        300 Cardinal Health Inc                   18,450
        500 Columbia HCA Healthcare Corp          21,000
      1,200 Hillenbrand Industries Inc            45,150
      5,000 Johnson & Johnson                    288,125
        200 McKesson Corp                         13,250
     11,100 Pharmacia & Upjohn Inc               409,313

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                        VALUE ($)

----------------------------------------------------------
            HEALTH CARE -- CONTINUED
     14,100 Tenet Healthcare Corp *                382,463
      3,900 United States Surgical Corp            166,238
        800 Wellpoint Health Network                34,300
                                              ------------
                                                 1,397,989
                                              ------------
            INSURANCE -- 4.3%
      1,900 Aetna Life and Casualty Co             157,463
      2,900 AFLAC Corp                             117,088
      4,300 Allstate Corp                          272,513
      1,200 AMBAC Inc                               80,100
        800 Cigna Corp                             122,300
        400 CNA Financial Corp *                    44,500
     12,800 Conseco Inc                            502,399
      3,000 Lincoln National Corp                  174,375
      1,700 MBIA Inc                               165,963
      2,100 Old Republic International Corp         56,963
      1,200 Progressive Corp                        79,350
        600 Provident Cos Inc                       32,700
      3,700 Providian Corp                         206,738
      4,900 Safeco Corp                            204,575
      4,500 Saint Paul Cos Inc                     303,750
      2,100 Torchmark Corp                         123,638
      2,400 Transamerica Corp                      210,300
        400 USLIFE Corp                             19,050
                                              ------------
                                                 2,873,765
                                              ------------
            MACHINERY -- 0.3%
      2,800 Baker Hughes Inc                        99,400
      1,100 FMC Corp *                              75,625
                                              ------------
                                                   175,025
                                              ------------
            MANUFACTURING -- 4.5%
      4,800 Corning Inc                            180,600
     13,300 General Electric Co                  1,368,237
      2,500 Gillette Co                            197,813
      4,500 IBM Corp                               646,874
      4,900 International Game Technology           85,750
      1,900 Leggett & Platt Inc                     68,163
      3,100 Temple Inland Inc                      170,888

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                          VALUE ($)

------------------------------------------------------------
            MANUFACTURING --CONTINUED
      3,500 Tyco International Ltd                   206,500
        900 United Technologies Corp                  67,725
                                                ------------
                                                   2,992,550
                                                ------------
            METALS AND MINING -- 0.3%
      3,100 Allegheny Teledyne Inc                    79,050
      1,800 Phelps Dodge Corp                        128,700
                                                ------------
                                                     207,750
                                                ------------
            OIL AND GAS -- 7.8%
      4,600 Apache Corp                              148,925
      3,200 Atlantic Richfield Co                    400,000
      2,400 Burlington Resources Inc                 105,300
      4,100 Chevron Corp                             264,450
      4,300 Columbia Natural Gas Systems Inc         252,625
      1,400 Ensco International Inc *                 60,725
      5,400 Exxon Corp                               539,324
      8,400 Global Marine Inc *                      156,450
        600 Mobil Corp                                73,650
        900 Noble Affiliates Inc                      35,100
      4,500 Noble Drilling Corp                       79,875
      3,300 Occidental Petroleum Corp                 84,150
      1,500 Oryx Energy Co *                          30,000
      1,500 Pennzoil Co                               86,063
     10,600 Phillips Petroleum Co                    438,575
      2,400 Royal Dutch Petroleum Co ADR             415,200
      3,700 Schlumberger Ltd                         372,313
      7,600 Sonat Inc                                349,600
      7,900 Texaco Inc                               781,112
     11,400 Unocal Corp                              440,325
      1,000 USX--Marathon Group                       26,625
                                                ------------
                                                   5,140,387
                                                ------------
            PAPER AND ALLIED PRODUCTS -- 1.0%
      1,400 Champion International Corp               61,775
      6,600 International Paper Co                   275,550
      2,000 Mead Corp                                116,500
      1,800 Sonoco Products Co                        47,250
      4,300 Westvaco Corp                            126,850
        500 Willamette Industries Inc                 32,000
                                                ------------
                                                     659,925
                                                ------------

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                        VALUE ($)

----------------------------------------------------------
            PHARMACEUTICALS -- 10.1%
     27,800 Abbott Laboratories                  1,563,749
        600 Allergan Inc                            20,400
     10,100 American Home Products Corp            646,399
     13,800 Bristol Myers Squibb Co              1,800,899
      3,700 Lilly (Eli) & Co                       323,288
      9,800 Merck & Co Inc                         901,599
      3,500 Pfizer Inc                             320,688
      4,000 Schering Plough Corp                   306,500
      9,300 Warner Lambert Co                      781,199
                                              ------------
                                                 6,664,721
                                              ------------
            PRIMARY MATERIALS -- 0.0%
        200 Vulcan Materials Co                     12,950
                                              ------------
            PRIMARY PROCESSING -- 0.1%
      2,900 USX-US Steel Group Inc                  90,988
                                              ------------
            REFINING -- 0.1%
        500 Murphy Oil Corp                         23,188
      2,600 Tosco Corp                              72,475
                                              ------------
                                                    95,663
                                              ------------
            RETAIL TRADE -- 5.3%
     11,800 Albertsons Inc                         415,950
      6,500 American Stores Co                     290,875
     12,400 Dayton Hudson Corp                     520,799
      6,600 Dillard Department Stores Inc          198,825
      3,800 Fruit of the Loom Inc                  155,325
      6,300 Gap Inc                                207,900
     25,300 Kmart Corp *                           316,250
      2,800 May Department Stores Co               130,550
      5,300 Penney (JC) Co Inc                     261,025
      5,600 Safeway Inc *                          269,500
      2,200 TJX Cos Inc                             91,850
     12,600 Toys R Us Inc *                        327,600
     11,900 Wal Mart Stores Inc                    313,863
                                              ------------
                                                 3,500,312
                                              ------------
            SERVICES -- 0.2%
        300 BHC Communications Inc, Class A         30,600
        200 Circus Circus Enterprises Inc *          6,250
        400 Equifax Inc                             11,900
        300 Fleming Cos Inc                          5,250

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


   SHARES   DESCRIPTION                                 VALUE ($)

-------------------------------------------------------------------
            SERVICES --CONTINUED
        400 Robert Half International Inc                    16,650
      2,700 Supervalu Inc                                    83,700
                                                       ------------
                                                            154,350
                                                       ------------
            TECHNOLOGY -- 9.1%
      3,000 Advanced Micro Devices Inc *                    107,625
      2,300 Avnet Inc                                       143,750
      1,400 Cabletron Systems Inc                            42,000
      8,500 Cisco Systems Inc *                             472,813
      6,400 Dell Computer Corp                              455,200
        800 Grainger (WW) Inc                                63,400
     13,600 Intel Corp                                    1,929,499
     17,700 Microsoft Corp                                1,725,749
      6,600 Oracle Corp                                     259,050
        200 Seagate Technology Corp                           9,450
      8,800 Storage Technology Corp *                       367,400
      7,100 Xerox Corp                                      443,750
                                                       ------------
                                                          6,019,686
                                                       ------------
            TELECOMMUNICATIONS -- 5.5%
     24,200 AT & T Corp                                     964,974
      2,500 Bell Atlantic Corp                              172,813
        400 Bellsouth Corp                                   18,750
        700 Cincinnati Bell Inc                              43,400
      5,700 GTE Corp                                        266,475
      7,000 MCI Communications Corp                         250,250
      5,300 NYNEX Corp                                      272,950
     17,700 Pacific Telesis Group                           721,274
     18,700 Sprint Corp                                     850,849
      3,200 US West Inc                                     115,200
                                                       ------------
                                                          3,676,935
                                                       ------------
            TRANSPORTATION -- 1.7%
      9,600 Burlington Northern Santa Fe Railroad Co        799,199
      3,500 CSX Corp                                        161,438
      4,400 Ryder System Inc                                138,600
                                                       ------------
                                                          1,099,237
                                                       ------------
            UTILITIES -- 8.7%
      2,300 AES Corp *                                      150,363
      4,800 Allegheny Power System Inc                      147,000
      7,100 American Electric Power Inc                     296,425

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


  PAR VALUE ($)/
      SHARES     DESCRIPTION                               VALUE ($)

----------------------------------------------------------------------
                 UTILITIES -- CONTINUED
        7,300    Baltimore Gas and Electric Co                 200,750
        3,200    Carolina Power and Light Co                   118,800
       11,100    Central & South West Corp                     270,563
        9,200    Cinergy Corp                                  317,400
        1,700    Citizens Utilities, Class B                    20,188
        4,000    CMS Energy Corp                               131,000
        3,100    Coastal Corp                                  141,050
        1,700    Dominion Resources Inc                         68,425
        4,500    DPL Inc                                       110,813
        3,300    DQE Inc                                        97,763
        7,400    Duke Power Co                                 327,450
       17,200    Edison International                          369,800
        1,600    Enova Corp                                     35,800
       17,000    Entergy Corp                                  448,375
       10,500    Houston Industries Inc                        244,125
        4,700    Illinova Corp                                 117,500
        2,000    LG&E Energy Corp                               49,500
        5,500    Long Island Lighting Co                       126,500
        3,600    New York State Electric and Gas Corp           83,700
        1,700    Northern States Power Co                       80,963
        9,500    Pacificorp                                    195,938
        3,200    Portland General Electric Co                  125,200
        3,400    Potomac Electric Power Co                      86,275
        2,100    PP & L Resources Inc                           48,038
        1,700    Public Service of Colorado                     66,300
        2,200    Scana Corp                                     57,475
       33,000    Southern Co                                   717,749
        3,500    Teco Energy Inc                                85,313
        8,300    Texas Utilities Co                            335,113
        4,500    Wisconsin Energy Corp                         115,313
                                                          ------------
                                                             5,786,967
                                                          ------------
                 TOTAL COMMON STOCKS (Cost $56,943,215)     62,627,794
                                                          ------------

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


  PAR VALUE/
  ($) SHARES DESCRIPTION                                          VALUE ($)

------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS -- 8.3%
             CASH EQUIVALENTS -- 4.1%(B)
     313,076 American AAdvantage Money Market Fund                    313,076
  $1,518,597 Bank of Boston Eurodollar Time Deposit, 5.5375%
             due 3/3/97                                             1,518,597
  $  263,678 Harris Bank and Trust Eurodollar Time Deposit,
             5.375% due 3/3/97                                        263,678
     601,049 Merrimac Cash Fund Premium Class                         601,049
                                                                 ------------
                                                                    2,696,400
             U.S. GOVERNMENT -- 0.4%
  $  250,000 U.S. Treasury Bill, 5.22% due 5/29/97(a)                 246,937
                                                                 ------------
             REPURCHASE AGREEMENTS -- 3.8%
   2,554,346 Salomon Brothers Repurchase Agreement, dated
             2/28/97, due 3/3/97, with a
             maturity value of $2,555,378 and an effective
             yield of 4.85%, collateralized
             by U.S. Treasury Obligations with rates ranging
             from 7.25% to 11.88%, with maturity dates ranging
             from 11/15/03 to 5/15/20 and with an aggregate
             market value of $2,608,199.                            2,554,346
                                                                 ------------
             TOTAL SHORT-TERM INVESTMENTS (COST $5,497,561)         5,497,683
                                                                 ------------
             TOTAL INVESTMENTS -- 102.8%
             (Cost $62,440,776) **                                 68,125,477
             Other Assets and Liabilities (net) -- (2.8)%          (1,865,042)
                                                                 ------------
             TOTAL NET ASSETS -- 100%                             $66,260,435
                                                                 ============
             NOTES TO THE SCHEDULE OF INVESTMENTS:

                 ADR -- American Depositary Receipt
              *  Non-income producing security.
             (a) Security has been segregated to cover margin
                 requirements on open financial futures
                 contracts.
             (b) Represents investments of securities lending
                 collateral. (Note 1).
             ** The aggregate identified cost for federal income tax purposes is $62,526,329, resulting in gross unrealized appreciation and depreciation of $6,530,150 and $931,002, respectively, and net unrealized appreciation of $5,599,148.

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $62,440,776) (Note 1)               $68,125,477
 Receivable for investments sold                                   1,543,422
 Dividends and interest receivable                                   141,172
 Receivable for expenses waived or borne by Manager (Note 2)          15,291
 Receivable for Fund shares sold                                      82,515
                                                                 -----------
  Total assets                                                    69,907,877
                                                                 -----------
LIABILITIES:
 Payable for investments purchased                                   789,613
 Payable upon return of securities loaned (Note 1)                 2,696,400
 Payable to affiliate for (Note 2):
 Management fee                                                       25,701
 Shareholder service fee                                               7,711
 Accrued expenses                                                     42,518
 Payable for open swap contracts (Notes 1 and 6)                      84,699
 Payable for variation margin on open futures contracts (Notes 1
  and 6)                                                                 800
                                                                 -----------
  Total liabilities                                                3,647,442
                                                                 -----------
NET ASSETS                                                       $66,260,435
                                                                 ===========
NET ASSETS CONSIST OF:
 Paid-in-capital                                                 $49,503,672
 Accumulated undistributed net investment income                     165,058
 Accumulated undistributed net realized gain                      11,004,259
 Net unrealized appreciation                                       5,587,446
                                                                 -----------
                                                                 $66,260,435
                                                                 ===========
NET ASSETS ATTRIBUTABLE TO:
 Class III shares                                                $66,260,435
                                                                 ===========
SHARES OUTSTANDING:
 Class III                                                         5,106,204
                                                                 ===========
NET ASSET VALUE PER SHARE:
 Class III                                                       $     12.98
                                                                 ===========

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of withholding taxes of $2,705)           $ 1,127,362
 Interest (including securities lending income of $1,975)     220,808
                                                          -----------
 Total income                                               1,348,170
                                                          -----------
EXPENSES:
 Management fee (Note 2)                                      291,746
 Custodian and transfer agent fees                             49,146
 Audit fees                                                    47,383
 Registration fees                                              3,685
 Legal fees                                                     2,851
 Trustees fees (Note 2)                                           321
 Miscellaneous                                                    857
 Fees waived or borne by Manager (Note 2)                    (183,825)
                                                          -----------
                                                              212,164
 Shareholder service fee (Note 2)
 Class III                                                     67,968
                                                          -----------
 Net expenses                                                 280,132
                                                          -----------
  Net investment income                                     1,068,038
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
 Investments                                               17,074,290
 Closed futures contracts                                     549,094
 Closed swap contracts                                       (427,720)
                                                          -----------
  Net realized gain                                        17,195,664
                                                          -----------
 Change in net unrealized appreciation (depreciation) on:
 Investments                                               (6,061,418)
 Open futures contracts                                       (42,551)
 Open swap contracts                                           (5,751)
                                                          -----------
  Net unrealized loss                                      (6,109,720)
                                                          -----------
 Net realized and unrealized gain                          11,085,944
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $12,153,982
                                                          ===========

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED
                                           FEBRUARY 28, 1997 FEBRUARY 29, 1996
                                           ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                       $  1,068,038       $ 1,281,438
 Net realized gain                             17,195,664         9,934,207
 Change in net unrealized appreciation
  (depreciation)                               (6,109,720)        7,259,517
                                             ------------       -----------
 Net increase in net assets resulting from
  operations                                   12,153,982        18,475,162
                                             ------------       -----------
Distributions to shareholders from:
 Net investment income
 Class III                                     (1,070,308)       (1,114,110)
                                             ------------       -----------
 Net realized gains
 Class III                                    (10,440,389)       (6,201,500)
                                             ------------       -----------
                                              (11,510,697)       (7,315,610)
                                             ------------       -----------
Net share transactions: (Note 5)
 Class III                                      8,132,135        (1,643,268)
                                             ------------       -----------
 Increase (decrease) in net assets
  resulting from net share transactions         8,132,135        (1,643,268)
                                             ------------       -----------
 Total increase in net assets                   8,775,420         9,516,284
NET ASSETS:
 Beginning of period                           57,485,015        47,968,731
                                             ------------       -----------
 End of period (including accumulated
  undistributed net investment income of
  $165,058 and $167,328, respectively)       $ 66,260,435       $57,485,015
                                             ============       ===========

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                          YEAR ENDED FEBRUARY 28/29,
                                    -------------------------------------------
                                     1997     1996     1995     1994     1993
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $ 12.93  $ 10.65  $ 11.07  $ 11.35  $ 10.50
                                    -------  -------  -------  -------  -------
Income from investment operations:
 Net investment income                 0.24     0.28     0.23     0.34     0.31
 Net realized and unrealized gain      2.41     3.71     0.50     1.18     0.84
                                    -------  -------  -------  -------  -------
 Total from investment operations      2.65     3.99     0.73     1.52     1.15
                                    -------  -------  -------  -------  -------
Less distributions to
 shareholders:
 From net investment income           (0.24)   (0.25)   (0.28)   (0.35)   (0.30)
 From net realized gains              (2.36)   (1.46)   (0.87)   (1.45)      --
                                    -------  -------  -------  -------  -------
 Total distributions                  (2.60)   (1.71)   (1.15)   (1.80)   (0.30)
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD      $ 12.98  $ 12.93  $ 10.65  $ 11.07  $ 11.35
                                    =======  =======  =======  =======  =======
TOTAL RETURN(A)                       22.76%   38.64%    7.36%   14.12%   11.20%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)  $66,260  $57,485  $47,969  $55,845  $85,232
 Net expenses to average daily net
  assets                               0.48%    0.48%    0.48%    0.48%    0.49%
 Net investment income to average
  daily net assets                     1.83%    2.25%    2.52%    2.42%    2.88%
 Portfolio turnover rate                131%      81%     112%      38%      56%
 Average broker commission rate
  per equity share(b)               $ .0259      N/A      N/A      N/A      N/A
 Fees and expenses voluntarily
  waived or borne by the Manager
  consisted of the following per
  share amounts:                    $  0.04  $  0.03  $  0.03  $  0.03  $  0.02

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

  The Fund seeks a total return greater than that of the Standard & Poor's 500 Stock Index through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index and primarily in common stocks chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange which are not tobacco producing issuers.

  On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. At February 28, 1997, Class III was the only active class of shares of the Fund.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  FUTURES CONTRACTS
  The Fund may purchase and sell futures contracts on domestic stock indicies. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

  SECURITY LENDING
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $2,619,888, collateralized by cash in the amount of $2,696,400, which was invested in short-term instruments.

  SWAP AGREEMENTS
  The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  recorded as unrealized gain or loss in the Statement of Operations.
  Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1997.

  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .14% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .17% of the amount invested. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $14,385 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

  GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .48%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997 was $321. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1997, aggregated $70,870,549 and $87,252,931, respectively.

4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 92% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                   Year Ended                Year Ended
                                February 28, 1997         February 29, 1996
    Class III:               ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
                             ----------  ------------  ----------  ------------
    Shares sold               1,730,490  $ 22,801,781     781,571  $  9,065,588
    Shares issued to
     shareholders in
     reinvestment of
     distributions              933,753    11,510,697     594,645     7,315,610
    Shares repurchased       (2,002,361)  (26,180,343) (1,434,132)  (18,024,466)
                             ----------  ------------  ----------  ------------
    Net increase (decrease)     661,882  $  8,132,135     (57,916) $ (1,643,268)
                             ==========  ============  ==========  ============

6.FINANCIAL INSTRUMENTS

  A summary of outstanding financial instruments at February 28, 1997 is as follows:

  LONG FUTURES CONTRACTS

   Number of                      Expiration                        Net Unrealized
   Contracts         Type            Date        Contract Value      Depreciation
   ---------     ------------     ----------     --------------     --------------
        4        Russell 2000     March 1997       $  719,600          $ (3,943)
        4          S&P 500        March 1997        1,580,800            (8,613)
                                                                       --------
                                                                       $(12,556)
                                                                       ========

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  At February 28, 1997, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

  SWAP AGREEMENTS

                                                                       Unrealized
    Notional Amount    Expiration                                     Appreciation
   Fund/Counterparty      Date               Description             (Depreciation)
   -----------------   ---------- ---------------------------------  --------------
      $1,403,323/       5/16/97   Agreement with Morgan Stanley         $  3,978
       1,345,495                  Capital Services, Inc. dated May
                                  20, 1996 to pay (receive) the
                                  notional amount multiplied by the
                                  return on the Standard & Poor's
                                  500 Index (including dividends)
                                  less the notional amount
                                  multiplied by 6 month LIBOR
                                  adjusted by a specified spread
                                  and to receive (pay) the change
                                  in market value of a basket of
                                  selected securities (including
                                  dividends) less the
                                  counterparty's notional amount
                                  multiplied by 6 month LIBOR
                                  adjusted by a specified spread.

       1,558,424/       9/11/97   Agreement with Morgan Stanley          (88,677)
       1,561,269                  Capital Services, Inc. dated
                                  September 9, 1996 to pay (receive)
                                  the notional amount multiplied by
                                  the return on the Standard & Poor's
                                  500 Index (including dividends)
                                  less the notional amount multiplied
                                  by 6 month LIBOR adjusted by a
                                  specified spread and to receive (pay)
                                  the change in market value of a basket
                                  of selected securities (including
                                  dividends) less the counterparty's
                                  notional amount multiplied by 6
                                  month LIBOR adjusted by a specified
                                  spread.
                                                                        --------
                                  Net unrealized depreciation           $(84,699)
                                                                        ========

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)


FEDERAL TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 77.10% of distributions as net capital gain dividends.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)


--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

  Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class III shares of the GMO Tobacco-Free Core Fund returned 22.8% for the fiscal year ended February 28, 1997, as compared to 26.1% for the S&P
  500. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period.

  The majority of the Fund's performance shortfall was due to three sector strategies which underperformed for the year. The first of these strategies involved underweighting banks and overweighting utilities, a strategy which was based upon our view that utility stocks are significantly undervalued relative to their historical levels, and that banks, which are in the sixth year of a rally off their 1990 laws, are overvalued. Historically both sectors have underperformed in periods of rising interest rates and the strategy was expected to have a neutral impact if rates did not fact increase. This year, however, banks moved up and utilities moved down relative to the market in an environment of rising interest rates. Therefore, rather than having the neutralizing effect that was intended, both strategies hurt the performance of the Fund.

  The second sector strategy, overweighting defensive stocks and underweighting cyclical stocks, also impacted performance negatively, primarily during the rally of cyclical stocks in the early part of the year. Last, our underweight position in the largest 100 industrials hurt relative performance in an environment where the largest capitalization stocks carried the market, significantly outperforming smaller industrial stocks for the year.

  Tobacco stocks had a strong year, outperforming the S&P 500 by 10%; therefore the result of not owning tobacco stocks in the Fund had a slightly negative impact for the year.

  In addition to the aforementioned sector bets, the three GMO stock selection parameters -- value, momentum and neglect -- had mixed results for the year. Relative to the S&P 500, our dividend discount model provided positive contributions to return while the momentum and neglect models both experienced negative value-added versus the index.

OUTLOOK

  The Fund's overweighting in utility stocks, which is in companies with good fundamental prospects in the continuing deregulatory environment, remains unchanged. We are also overweight in small-cap stocks, which appear very attractive relative to their historical levels and to the valuations for large capitalization stocks.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)


--------------------------------------------------------------------------------


  With large-cap value stocks approaching more attractive valuation levels following the rally of large-cap growth stocks, we have increased the weight of the value stream in the portfolio. The weights of the momentum and neglect streams have been reduced somewhat.

  We believe that growth of the derivatives markets and increased participation of hedge funds has made stock and sector moves sharper and less predictable. As a result, we have enhanced our risk controls to accommodate a more volatile and difficult market environment. We are confident that with stricter risk parameters in place, the Tobacco-Free Core Fund's volatility will resume the well-controlled behavior that has been the cornerstone of our long-term performance.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO
Tobacco-Free Core Fund Class III shares and the
S & P 500 Index
As of February 28, 1997

Average Annual Total Return

                                                                       Since
                                                                     Inception
           1 Year        5 Year                                         10/31/91
Class III    22.6%                                       18.3%             18.2%
                         [Line Graph Appears Here]

             Date        GMO Tobacco-Free Core Fund                 S & P 500 Index
           10/31/91                                       9,986            10,000
           02/29/92                                      10,545            10,631
           02/28/93                                      11,724            11,764
           02/28/94                                      13,380            12,744
           02/28/95                                      14,363            13,682
           02/29/96                                      19,913            18,430
           02/28/97                                      24,445            23,251

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Class I shares and Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF GMO FUNDAMENTAL VALUE FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Fundamental Value Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP

  Boston, Massachusetts
  April 10, 1997

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                               VALUE ($)
-------------------------------------------------------------------

              COMMON STOCKS -- 88.1%
              AEROSPACE -- 0.1%
        1,500 Boeing Company                                152,614
                                                       ------------
              AUTOMOTIVE -- 2.0%
        5,000 Chrysler Corp                                 169,375
        7,500 Ford Motor Co                                 246,563
       20,000 General Motors Corp                         1,157,500
      150,000 Mascotech Industries Inc                    2,850,000
       10,000 Titan Wheel International Inc                 141,250
                                                       ------------
                                                          4,564,688
                                                       ------------
              BANKING AND FINANCIAL SERVICES -- 9.4%
       45,000 American Express Co                         2,941,875
      125,000 Block (HR) Inc                              3,671,875
       50,000 Chase Manhattan Corp                        5,006,250
       37,500 Citicorp                                    4,378,125
       15,000 Great Western Financial Corp                  658,125
        5,000 Nationsbank Corp                              299,375
       20,000 PNC Bank Corp                                 847,500
       50,000 Travelers Group Inc                         2,681,250
        5,000 Wells Fargo & Co                            1,521,250
                                                       ------------
                                                         22,005,625
                                                       ------------
              CHEMICALS -- 1.1%
       10,000 Agrium Inc                                    137,500
       25,000 Albemarle Corp                                490,625
       10,000 Borden Chemical & Plastics L. P.              115,000
       10,000 Engelhard Corp                                221,250
       12,500 Georgia Gulf Corp                             337,500
       12,500 IMC Global Inc                                435,938
        5,000 Lubrizol Corp                                 173,125
       15,357 Millenium Chemicals Inc                       293,703
       22,500 Wellman Inc                                   393,750
                                                       ------------
                                                          2,598,391
                                                       ------------
              COMPUTER AND OFFICE EQUIPMENT -- 0.5%
      100,000 Intergraph Corp *                             825,000
        2,500 Micron Technology                              93,750
            1 NCR Corp                                            8

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                   VALUE ($)
-----------------------------------------------------------------------

              COMPUTER AND OFFICE EQUIPMENT -- CONTINUED
       10,000 Silicon Graphics Inc *                            241,250
                                                           ------------
                                                              1,160,008
                                                           ------------
              CONSTRUCTION -- 0.2%
       28,125 Hanson PLC ADR                                    625,781
                                                           ------------
              CONSUMER GOODS -- 4.8%
       35,000 Black and Decker Corp                           1,106,875
       20,000 Burlington Industries Inc                         257,500
       70,000 Eastman Kodak Co                                6,273,750
        5,000 Jostens Inc                                       107,500
       35,000 Maytag Corp                                       770,000
        2,500 Procter and Gamble Co                             300,313
      100,000 Safety Kleen                                    1,800,000
       25,000 Scotts Company, Class A                           531,250
                                                           ------------
                                                             11,147,188
                                                           ------------
              ELECTRONIC EQUIPMENT -- 0.3%
       25,000 International Rectifier Corp *                    337,500
        2,500 Motorola Inc                                      139,688
        5,000 National Semiconductor Corp *                     130,625
                                                           ------------
                                                                607,813
                                                           ------------
              ENVIRONMENTAL CONTROL -- 2.7%
       85,000 Wheelabrator Technology Inc                     1,211,250
      162,500 WMX Technologies                                5,139,063
                                                           ------------
                                                              6,350,313
                                                           ------------
              FOOD AND BEVERAGE -- 2.4%
       12,500 Anheuser Busch Cos Inc                            556,250
       25,000 Coors (Adolph) Co                                 534,375
       25,000 Cott Corp                                         246,093
       25,000 Darden Restaurants Inc                            181,250
       45,000 Nestle SA ADR                                   2,449,791
       20,000 Sara Lee Corp                                     775,000
        4,000 Unilever NV ADR                                   762,000
                                                           ------------
                                                              5,504,759
                                                           ------------
              HEALTH CARE -- 2.2%
       42,500 Baxter International Inc                        1,955,000
       10,000 Bergen Brunswig Corp, Class A                     321,250
       75,000 Beverly Enterprises Inc *                       1,078,125

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                      VALUE ($)
----------------------------------------------------------

              HEALTH CARE -- CONTINUED
        5,000 Haemonetics Corp *                    86,250
        7,500 Johnson & Johnson                    432,188
        7,500 Nellcor Puritan Bennett Inc          130,313
       50,000 Owens and Minor Holdings Co          512,500
       25,000 Perrigo Co *                         303,125
        5,625 Quest Diagnostics Inc                 94,922
       20,000 Transitional Hospitals *             180,000
                                              ------------
                                                 5,093,673
                                              ------------
              INSURANCE -- 6.5%
        7,500 Aetna Life and Casualty Co           621,563
       10,000 Allamerica Financial Corp            373,750
       25,000 Allstate Corp                      1,584,375
       15,000 Chartwell Re Corp                    412,500
        2,500 Cigna Corp                           382,188
        1,900 Gallagher (Arthur J) and Co           58,425
        5,000 Loews Corp                           510,625
      200,000 Reliance Group Holdings Inc        2,175,000
       50,000 Sedgwick Group ADR                   517,995
      125,000 TIG Holdings Inc                   4,468,750
       10,000 Transamerica Corp                    876,250
       50,000 USF & G Corp                       1,125,000
       25,000 Washington National Corp             712,500
       70,000 Willis Corroon Group Plc ADR         848,750
       10,000 Zurich Reinsurance Centre Inc        383,750
                                              ------------
                                                15,051,421
                                              ------------
              MACHINERY -- 1.5%
       75,000 Cincinnati Milacron Inc            1,612,500
       10,000 Cummins Engine Inc                   506,250
       15,000 FMC Corp *                         1,031,250
       25,000 Giddings and Lewis Inc               345,313
                                              ------------
                                                 3,495,313
                                              ------------
              MANUFACTURING -- 9.0%
       35,000 American Greetings Corp            1,085,000
       45,000 Corning Inc                        1,693,125
       22,500 General Electric Co                2,314,688
       50,000 Griffon Corp *                       700,000
       30,000 IBM Corp                           4,312,500

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                           VALUE ($)
---------------------------------------------------------------

              MANUFACTURING -- CONTINUED
       15,000 Lafarge Corp                              348,750
       95,000 Owens Corning                           4,025,625
       40,000 Rockwell International Corp             2,590,000
       22,500 Tenneco Inc                               885,938
       40,000 United Technologies Corp                3,010,000
                                                   ------------
                                                     20,965,626
                                                   ------------
              METALS AND MINING -- 2.3%
        7,500 Alcan Aluminum Ltd                        269,063
      102,500 Allegheny Teledyne Inc                  2,613,750
       35,000 Amcol International Corp                  660,625
       10,000 Asarco Inc                                312,500
       10,000 Cyprus Amax Minerals Co                   233,750
       10,001 Echo Bay Mines Ltd                         77,505
       10,000 Falconbridge Ltd                          233,374
        5,000 Newmont Mining Corp                       237,500
       25,000 Pittston Minerals Group                   362,500
       10,000 Placer Dome Inc                           215,000
        2,500 Reynolds Metals Co                        156,875
                                                   ------------
                                                      5,372,442
                                                   ------------
              OIL AND GAS -- 9.0%
       10,000 Amerada Hess Corp                         533,750
        5,000 Atlantic Richfield Co                     625,000
       25,000 Cabot Oil & Gas Corp, Class A             396,875
       15,000 Coflexip SA ADR *                         417,188
        5,000 Dresser Industries Inc                    151,875
       50,000 Enron Oil & Gas                         1,012,500
       45,000 Enserch Corp                              945,000
       75,000 Lasmo Plc ADR                             890,625
       25,000 Mitchell Energy, Class A                  525,000
       55,000 Mitchell Energy, Class B                1,182,500
      110,000 Noram Energy Corp                       1,650,000
       25,000 Occidental Petroleum Corp                 637,500
       80,000 Panenergy Corp                          3,410,000
       17,500 Questar Corp                              634,375
        5,000 Texaco Inc                                494,375
        5,000 Total SA                                  198,125
       50,000 Union Texas Petroleum Holdings Inc        925,000
       45,000 Unocal Corp                             1,738,125

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                          VALUE ($)
--------------------------------------------------------------

              OIL AND GAS -- CONTINUED
      125,000 USX -- Marathon Group                  3,328,125
       75,000 Westcoast Energy Inc                   1,359,375
                                                  ------------
                                                    21,055,313
                                                  ------------
              PAPER AND ALLIED PRODUCTS -- 1.0%
       10,000 Champion International Corp              441,250
       10,000 International Paper Co                   417,500
       25,000 James River Corp                         818,750
        5,000 Jefferson Smurfit Corp                    68,125
        2,500 Stone Container Corp                      32,500
       12,500 Weyerhaeuser Co                          578,125
                                                  ------------
                                                     2,356,250
                                                  ------------
              PHARMACEUTICALS -- 1.3%
        7,500 Glaxo Wellcome Plc ADR                   254,063
       25,000 Lilly (Eli) & Co                       2,184,375
        7,500 Smithkline Beecham Plc                   556,875
                                                  ------------
                                                     2,995,313
                                                  ------------
              PRIMARY PROCESSING -- 0.9%
       25,000 Armco Inc *                              103,125
        5,000 Dow Chemical Co                          405,000
        5,000 Du Pont (EI) De Nemours & Co Inc         536,250
       25,000 Intermet Corp                            378,125
       25,000 Northwestern Steel And Wire              106,250
       15,000 USX-US Steel Group Inc                   470,625
                                                  ------------
                                                     1,999,375
                                                  ------------
              PRINTING AND PUBLISHING -- 0.5%
       50,000 News Corporation Ltd ADR               1,062,500
                                                  ------------
              REAL ESTATE -- 3.5%
       50,000 Amli Residential Properties Trust      1,187,500
       35,000 Crown American Realty Trust              275,625
        3,800 Irvine Apartment Communities             102,600
       85,000 JP Realty Inc                          2,188,750
       10,000 Regency Realty Corp                      273,750
       30,000 Simon Debartolo Group Inc                903,750
       77,500 Summit Properties Inc                  1,569,375
       62,500 Walden Residential Properties Inc      1,609,375
                                                  ------------
                                                     8,110,725
                                                  ------------

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                               VALUE ($)
-------------------------------------------------------------------

              REFINING -- 0.2%
       37,500 Quaker State Corp                             548,438
                                                       ------------
              RETAIL TRADE -- 2.8%
       15,000 American Stores Co                            671,250
       75,000 Costco Cos Inc                              1,921,875
       35,000 Federated Department Stores                 1,216,250
      105,000 Wal Mart Stores Inc                         2,769,375
                                                       ------------
                                                          6,578,750
                                                       ------------
              SERVICES -- 1.6%
       20,000 Cordiant Plc ADR *                             97,500
       15,000 Manpower Inc                                  566,250
       25,000 Morningstar Group Inc *                       575,000
       50,000 Ogden Corp                                  1,018,750
       22,000 Pinkertons Inc                                580,250
      112,500 Waste Management International PLC ADR        843,750
                                                       ------------
                                                          3,681,500
                                                       ------------
              TECHNOLOGY -- 7.3%
       35,000 Avnet Inc                                   2,187,500
       15,000 Bay Networks Inc *                            285,000
       45,000 Data General Corp *                           871,875
       75,000 Digital Equipment Corp *                    2,456,250
       10,000 Intel Corp                                  1,418,750
       25,000 Novell Inc *                                  253,125
      117,500 Storage Technology Corp *                   4,905,625
      287,500 Tandem Computers Inc  *                     3,593,750
       15,000 Xerox Corp                                    937,500
                                                       ------------
                                                         16,909,375
                                                       ------------
              TELECOMMUNICATIONS -- 5.4%
       12,500 AT & T Corp                                   498,438
        5,000 Bell Atlantic Corp                            345,625
       25,000 Cox Communications, Class A                   503,125
        5,000 Frontier Corp                                 110,625
       90,000 GTE Corp                                    4,207,500
        7,500 Liberty Media Group, Class A                  157,500
        2,500 Lucent Technologies                           134,687
       50,000 MCI Communications Corp                     1,787,500
       25,000 Pacific Telesis Group                       1,018,750

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                VALUE ($)
--------------------------------------------------------------------

              TELECOMMUNICATIONS -- CONTINUED
       10,000 SBC Communications                             575,000
        7,500 TCI Satellite Entertainment, Class A            60,000
       75,000 Tele-Communications, Class A                   890,625
       25,000 US West Inc                                    900,000
       75,000 US West Media Group                          1,378,125
                                                        ------------
                                                          12,567,500
                                                        ------------
              TOBACCO -- 0.4%
       75,000 Imperial Tobacco Group Plc ADR               1,038,855
                                                        ------------
              TRANSPORTATION -- 1.9%
       12,500 AMR Corp *                                     982,813
       80,000 Canadian Pacific                             1,980,000
        7,500 Delta Air Lines Inc                            603,750
       10,000 Hunt (JB) Transportation Services Inc          138,750
       10,000 Navistar International Corp *                   96,250
        5,000 Overseas Shipholding Group Inc                  86,875
       10,000 Ryder System Inc                               315,000
       10,000 USAir Group Inc *                              197,500
                                                        ------------
                                                           4,400,938
                                                        ------------
              UTILITIES -- 7.3%
       50,000 Calpine Corp                                   918,750
       20,000 Cinergy Corp                                   690,000
        5,000 CMS Energy Corp                                163,750
       25,000 DPL Inc                                        615,625
       15,000 DTE Energy Co                                  453,750
       28,125 Energy Group PLC ADR                           956,250
       52,500 Entergy Corp                                 1,384,688
      125,000 Niagara Mohawk Power Corp *                  1,281,250
       25,000 Northeast Utilities                            259,375
       25,000 Ohio Edison Co                                 562,500
       37,200 Pacificorp                                     767,250
       20,000 PG & E Corp                                    460,000
       25,000 Public Service Enterprise Group Inc            703,125
       25,000 Southern Co                                    543,750
       87,500 Texas Utilities Co                           3,532,813
       75,000 TransCanada Pipeline Ltd                     1,378,125
      100,000 Unicom Corp                                  2,225,000
                                                        ------------
                                                          16,896,001
                                                        ------------
              TOTAL COMMON STOCKS (COST $149,117,271)    204,896,488
                                                        ------------

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES     DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------

               PREFERRED STOCKS -- 10.2%
               AUTOMOTIVE -- 0.3%
       38,600  Mascotech Industries Inc Convertible $1.20                     680,325
                                                                         ------------
               BANKING AND FINANCIAL SERVICES -- 0.2%
       10,000  Time Warner Financing Convertible $1.24                        417,500
                                                                         ------------
               FOOD AND BEVERAGE -- 1.6%
      525,000  RJR Nabisco Holdings Convertible Series C 9.25%              3,740,625
                                                                         ------------
               INSURANCE -- 0.6%
       25,000  Alexander & Alexander Services Inc Convertible $3.63 144A    1,318,750
                                                                         ------------
               MANUFACTURING -- 1.6%
      237,500  Westinghouse Electric Corp Convertible $1.30 144A            3,681,250
                                                                         ------------
               METALS AND MINING -- 0.8%
        5,000  Battle Mountain Gold Convertible $3.25                         255,000
       50,300  Freeport McMoran Corp $0.34                                  1,666,188
                                                                         ------------
                                                                            1,921,188
                                                                         ------------
               OIL AND GAS -- 0.5%
       15,000  Atlantic Richfield Co Convertible 9.00%                        343,125
       75,000  Santa Fe Energy Resources Inc Convertible 8.25%                815,625
                                                                         ------------
                                                                            1,158,750
                                                                         ------------
               PAPER AND ALLIED PRODUCTS -- 1.6%
       25,000  Boise Cascade Corp Series G $1.58                              675,000
       97,500  James River Corp Convertible 9.00%                           2,985,938
                                                                         ------------
                                                                            3,660,938
                                                                         ------------
               PRIMARY PROCESSING -- 0.1%
        5,000  Armco Inc Convertible $3.625                                   207,500
                                                                         ------------
               REFINING -- 1.4%
       24,500  Ashland Inc Convertible $3.125                               1,592,500
       30,000  Unocal Corp Convertible 6.25% 144A                           1,627,500
                                                                         ------------
                                                                            3,220,000
                                                                         ------------

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


  PAR VALUE ($)/
      SHARES      DESCRIPTION                                        VALUE ($)
--------------------------------------------------------------------------------

                  SERVICES -- 0.2%
         25,000   International Technology Corp Convertible 7.00%        462,500
                                                                    ------------
                  TELECOMMUNICATIONS -- 0.2%
         15,000   Sprint Corp Convertible 8.25%                          526,875
                                                                    ------------
                  TRANSPORTATION -- 1.0%
         26,100   Navistar International Corp $6.00                    1,513,800
         15,000   US Air Group Inc Convertible Series B $4.38 *          881,250
                                                                    ------------
                                                                       2,395,050
                                                                    ------------
                  UTILITIES -- 0.1%
         10,000   MCN Corp Convertible                                   285,000
                                                                    ------------
                  TOTAL PREFERRED STOCKS (COST $20,193,514)           23,676,251
                                                                    ------------
                  DEBT OBLIGATIONS -- 0.8%
                  HEALTH CARE -- 0.5%
     $2,500,000   Roche Holdings Inc, 0.00% due 4/20/10                1,156,250
                                                                    ------------
                  OIL AND GAS -- 0.3%
     $1,000,000   Noram Energy Corp, 6.00% due 3/15/12                   875,000
                                                                    ------------
                  TOTAL DEBT OBLIGATIONS (COST $1,812,697)             2,031,250
                                                                    ------------
                  SHORT-TERM INVESTMENTS -- 5.7%
                  REPURCHASE AGREEMENTS -- 0.5%
     $1,124,989   Salomon Brothers Repurchase Agreement, dated
                  2/28/97, due 3/3/97, with a maturity value of
                  $1,125,443 and an effective yield of 4.85%,
                  collateralized by U.S. Treasury Obligations
                  with rates ranging from 7.25% to 11.88%, with
                  maturity dates ranging from 11/15/03 to
                  5/15/20 and with an aggregate market value of
                  $1,148,707.                                          1,124,989
                                                                    ------------
                  CASH EQUIVALENTS -- 5.2%(A)
      1,403,114   American AAdvantage Money Market Fund                1,403,114
     $4,166,139   Bank of Boston Eurodollar Time Deposit,
                  5.5375% due 3/3/97                                   4,166,139
     $1,182,520   Harris Bank and Trust Eurodollar Time Deposit,
                  5.375% due 3/3/97                                    1,182,520
      2,340,827   Merrimac Cash Fund Premium Class                     2,340,827
     $3,000,000   Prudential Securities Group Inc Master Note,
                  5.60% due 3/3/97                                     3,000,000
                                                                    ------------
                                                                      12,092,600
                                                                    ------------
                  TOTAL SHORT-TERM INVESTMENTS (COST
                  $13,217,589)                                        13,217,589
                                                                    ------------

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


              DESCRIPTION                                   VALUE ($)
------------------------------------------------------------------------

              TOTAL INVESTMENTS -- 104.8%
              (Cost $184,341,071) **                        243,821,578
                                                           ------------
              Other Assets and Liabilities (net)--(4.8)%    (11,238,354)
                                                           ------------
              TOTAL NET ASSETS -- 100%                     $232,583,224
                                                           ============
              NOTES TO THE SCHEDULE OF INVESTMENTS:
              ADR -- American Depositary Receipt
               144A -- Securities exempt from registration under
               Rule 144A of the Securities Act of 1933. These
               securities may be resold in transactions exempt from
               registration, normally to qualified institutional
               investors.
              (a)Represents investments of security lending
              collateral (Note 1).
              * Non-income producing security.
              ** The aggregate identified cost for federal income
                 tax purposes is $184,521,015, resulting in gross
                 unrealized appreciation and depreciation of
                 $64,837,079 and $5,536,516, respectively, and net
                 unrealized appreciation of $59,300,563.

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $184,341,071) (Note 1)          $243,821,578
 Receivable for investments sold                                  711,905
 Dividends and interest receivable                                609,957
 Receivable for expenses waived or borne by Manager (Note 2)       33,615
                                                             ------------
  Total assets                                                245,177,055
                                                             ------------
LIABILITIES:
 Payable for investments purchased                                295,700
 Payable upon return of securities loaned (Note 1)             12,092,600
 Payable to affiliate for (Note 2):
 Management fee                                                   136,440
 Shareholder service fee                                           27,288
 Accrued expenses                                                  41,803
                                                             ------------
  Total liabilities                                            12,593,831
                                                             ------------
NET ASSETS                                                   $232,583,224
                                                             ============
NET ASSETS CONSIST OF:
 Paid-in-capital                                             $162,849,002
 Accumulated undistributed net investment income                  938,206
 Accumulated undistributed net realized gain                    9,315,509
 Net unrealized appreciation                                   59,480,507
                                                             ------------
                                                             $232,583,224
                                                             ============
NET ASSETS ATTRIBUTABLE TO:
 Class III shares                                            $232,583,224
                                                             ============
SHARES OUTSTANDING:
 Class III                                                     14,246,178
                                                             ============
NET ASSET VALUE PER SHARE:
 Class III                                                   $      16.33
                                                             ============

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of withholding taxes of $6,110)            $ 6,026,703
 Interest (including securities lending income of $20,828)     259,649
                                                           -----------
 Total income                                                6,286,352
                                                           -----------
EXPENSES:
 Management fee (Note 2)                                     1,627,950
 Audit fees                                                     47,571
 Custodian and transfer agent fees                              41,247
 Legal fees                                                     10,176
 Registration fees                                               1,528
 Trustees fees (Note 2)                                          1,098
 Miscellaneous                                                   1,638
 Fees waived or borne by Manager (Note 2)                     (347,372)
                                                           -----------
                                                             1,383,836
 Shareholder service fee (Note 2)
 Class III                                                     244,167
                                                           -----------
 Net expenses                                                1,628,003
                                                           -----------
  Net investment income                                      4,658,349
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investments                    18,434,364
 Change in net unrealized appreciation (depreciation) on
  investments                                               17,227,189
                                                           -----------
  Net realized and unrealized gain                          35,661,553
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $40,319,902
                                                           ===========

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED
                                           FEBRUARY 28, 1997 FEBRUARY 29, 1996
                                           ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                       $  4,658,349      $  5,198,684
 Net realized gain                             18,434,364        15,932,806
 Change in net unrealized appreciation
  (depreciation)                               17,227,189        30,653,753
                                             ------------      ------------
 Net increase in net assets resulting from
  operations                                   40,319,902        51,785,243
                                             ------------      ------------
Distributions to shareholders from:
 Net investment income
 Class III                                     (4,445,572)       (5,212,954)
                                             ------------      ------------
 Net realized gains
 Class III                                    (17,043,498)      (10,547,076)
                                             ------------      ------------
                                              (21,489,070)      (15,760,030)
                                             ------------      ------------
Net share transactions: (Note 5)
 Class III                                      1,324,046        (6,467,774)
                                             ------------      ------------
 Increase (decrease) in net assets
  resulting from net share transactions         1,324,046        (6,467,774)
                                             ------------      ------------
 Total increase in net assets                  20,154,878        29,557,439
NET ASSETS:
 Beginning of period                          212,428,346       182,870,907
                                             ------------      ------------
 End of period (including accumulated
  undistributed net investment income of
  $938,206 and $875,858, respectively)       $232,583,224      $212,428,346
                                             ============      ============

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                        YEAR ENDED FEBRUARY 28/29,
                                -----------------------------------------------
                                  1997      1996      1995      1994     1993
                                --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  15.04  $  12.54  $  12.49  $  11.71  $ 10.82
                                --------  --------  --------  --------  -------
Income from investment
 operations:
 Net investment income              0.33      0.37      0.34      0.27     0.30
 Net realized and unrealized
  gain                              2.53      3.26      0.55      1.64     1.32
                                --------  --------  --------  --------  -------
 Total from investment
  operations                        2.86      3.63      0.89      1.91     1.62
                                --------  --------  --------  --------  -------
Less distributions to
 shareholders:
 From net investment income        (0.32)    (0.37)    (0.32)    (0.28)   (0.30)
 From net realized gains           (1.25)    (0.76)    (0.52)    (0.85)   (0.43)
                                --------  --------  --------  --------  -------
 Total distributions               (1.57)    (1.13)    (0.84)    (1.13)   (0.73)
                                --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD  $  16.33  $  15.04  $  12.54  $  12.49  $ 11.71
                                ========  ========  ========  ========  =======
TOTAL RETURN(A)                    20.03%    29.95%     7.75%    16.78%   15.66%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000's)                       $232,583  $212,428  $182,871  $147,767  $62,339
 Net expenses to average daily
  net assets                        0.75%     0.75%     0.75%     0.75%    0.73%
 Net investment income to
  average daily net assets          2.15%     2.61%     2.84%     2.32%    2.77%
 Portfolio turnover rate              25%       34%       49%       65%      83%
 Average broker commission
  rate per equity share(b)      $  .0590       N/A       N/A       N/A      N/A
 Fees and expenses voluntarily
  waived or borne by the
  Manager consisted of the
  following per share amounts:  $   0.02  $   0.01  $   0.01  $   0.01  $  0.03

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO Fundamental Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

  The Fund seeks long-term capital growth through investment primarily in equity securities.

  On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares. At February 28, 1997, Class III was the only active class of shares of the Fund.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  SECURITY LENDING
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $10,561,400, collateralized by cash in the amount of $12,092,600, which was invested in short-term instruments.

  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for partnership interests and return of capital dividends.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

   Undistributed Net          Accumulated Net Realized
   Investment Income                Gain/(Loss)                      Paid-in Capital
   -----------------          ------------------------               ---------------
      ($150,429)                      $150,428                              $1

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Amounts representing a return of capital are reflected as a reduction of cost.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .15% of the amount invested. The Manager may waive such premium to the extent that a transaction results in minimal brokerage and transaction costs to the Fund. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $150 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

  GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .60% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .75%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997 was $1,098. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1997, aggregated $54,265,291 and $68,497,331, respectively.

4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 95% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                   Year Ended                Year Ended
                                February 28, 1997         February 29, 1996
    Class III:               ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
                             ----------  ------------  ----------  ------------
    Shares sold                   7,028  $    107,000     616,745  $  8,794,800
    Shares issued to
     shareholders in
     reinvestment of
     distributions            1,161,012    17,805,046     825,614    11,508,937
    Shares repurchased       (1,045,307)  (16,588,000) (1,900,841)  (26,771,511)
                             ----------  ------------  ----------  ------------
    Net increase (decrease)     122,733  $  1,324,046    (458,482) $ (6,467,774)
                             ==========  ============  ==========  ============

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 64.16% of distributions as net capital gain dividends.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF THE GMO TRUST)

--------------------------------------------------------------------------------


PORTFOLIO MANAGER

  Mr. Richard Mayo is responsible for the management of the GMO Fundamental Value Fund. Mr. Mayo has been a portfolio manager with GMO since its founding in 1977 and began his career in the late 1960's.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

 The Investing Environment

  The last year in general and the last six months in particular have witnessed very favorable condition for supporting improved stock prices. Inflation has remained at very low levels, helping to keep interest rates near twenty year lows, and most importantly corporate profitability which has been improving steadily from the recession of 1990 has reached levels (see chart) more like the 1960's.

                                     (ART)

  This is worth mentioning because the stock market was valued more frequently then at 16-18 times earnings than the 14-16 are we experienced in the last 10-15 years. The chart below shows the valuation differences in the periods of low inflation and good profitability. The important point here is to develop one's expectations of the future stock returns not so much on the level of the market but on the ability of corporations to maintain their very high profit ratios--return on sales or return on assets--relative to the past.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF THE GMO TRUST)

--------------------------------------------------------------------------------


                 LOW INFLATION IS VERY POSITIVE FOR VALUATIONS

                                     1960S 1970S 1980S 1990S LATEST
                                     ----- ----- ----- ----- ------
   INFLATION--GDP DEFLATOR (Y/Y)
   High                               4.7   9.4   9.3   4.3
   Average                            2.2   6.7   5.0   2.7    1.8
   Low                                1.2   4.2   2.6   1.8
   S&P 500 P/E RATIO
   High                              22.0  18.4  16.3  24.3
   Average                           17.6  12.1  12.2  20.1   20.8
   Low                               15.9   7.2   8.0  16.2
   RETURN ON CAPITAL IN U.S. (IN %)
   High                              14.2  14.9  17.3  18.5
   Average                           12.2  14.0  15.1  17.8   18.4
   Low                                9.2  12.8  12.6  16.6

  Source: JP Morgan dated March 3, 1997

  Today's robust profitability is a result of very significant attitude shifts on the part of today's corporate leaders. They have become exceedingly cost conscious, whether by downsizing, restructuring (consolidating manufacturing plants, administrative offices, etc.) or selling low return assets, and they have greatly improved returns as shown in the chart above. A lot of this should be thought of as a permanent improvement. Other elements such as the steadily declining wage costs and the lower dollar of the late 1980's and early 1990's have shifted direction and may negatively impact profit margins in the near future.

                                     (ART)

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF THE GMO TRUST)

--------------------------------------------------------------------------------


  As a consequence we are less optimistic about the future growth in profits and worry that consensus opinions that were bolstered by the strong fourth quarter (year over year up more than 10%) are much too high. At the moment the market seems to be projecting earnings growth rates of 7-8%, a rate of growth that would be very unusual considering the six year improvement that has already occurred.

  Also important to understanding the market advance and to forecasting future returns are the money flows. The mutual fund investor has invested huge amounts in equity funds--about $240 billion last year. The inflows get invested immediately and are creating unusual volatility day-to-day or even intraday.

                                     (ART)

  We don't know what level of inflows is sustainable, but we know any significant contraction of funds from this source will be a problem for the market.

  Another important flow of money into stocks has resulted from the greatly improved profitability of corporations. Their cash flow has improved dramatically and their reluctance to significantly increase their investments has taken their free cash flow to record levels.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF THE GMO TRUST)

--------------------------------------------------------------------------------

                                     (ART)

  These flows have been used to repurchase their own stock as corporate executives believe their own company is one of their best investments if their own returns are rising. Furthermore, buying in stock produces "immediate" returns versus waiting for the payoff of a long term project. Reinforcing this is the fact that many executives' compensation is tied directly to stock prices through stock options.

  Corporations bought about $150 billion of their own stock in 1996 and seem to be running at an equivalent rate this year. These stock investments and the mutual fund inflows have given the market a tremendous boost but they must continue and even accelerate to keep the market advancing. Any slowdown and the long awaited correction may become a reality.

  Our concern about the sustainability of money flows as well as the possibility of an interruption of rising profit margins has encouraged us to try to reduce risk in the portfolio. We have done this by selling stocks that looked overpriced and investing defensively. Unfortunately in the short term this has had an unfavorable impact on relative performance. This has happened for a few reasons.

  The primary reason is size and momentum. Two years ago the largest companies were undervalued. We increased our exposure to that sector by adding stocks like Eli Lilly, Johnson & Johnson, GTE, General Electric, and DuPont. In hindsight we did not get enough into the large companies because they became the major investment theme of the last eighteen months.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF THE GMO TRUST)

--------------------------------------------------------------------------------


  More recently we concluded that the large stock category was overvalued. In the last twelve months the fifty largest (market capitalization) stocks outperformed the remaining 450 in the S&P 500 by more than 20%. This is enormous in historical terms. In addition our analysis suggests investors expect the 15 largest companies to grow at an average of 13% for the next ten years. This is almost twice the growth rate for the average corporation. We are skeptical that this is achievable. Our skepticism has encouraged us to take profits in most of these companies. However money managers today prefer to stick with companies that are meeting expectations and valuation is secondary. This is a problem for a long term, value oriented manager.

  Our valuation emphasis has encouraged us to shift money to a sector that we define as low expectation stocks. Most investors believe that Eli Lilly will grow earnings 17% for the next 10 years. They must deliver. We prefer situations where there is short term frustration and we can buy a good business or very good assets where improvements will produce very good rewards and disappointments will lead to only minor penalties. A short capsule of four situations we hope will give you an understanding of what we are doing in the portfolio.

  WMX Technology--This waste hauling company was a growth company in the 1980s. It tried to continue to grow in the 1990s by investing in lower return assets. As a consequence its return on assets declined from a peak of 17% to 5% in 1993. Growth investors liquidated their positions over the past five years in frustration. Finally provoked by investor criticism, management reassessed its businesses and today is making ROA its main priority. This has encouraged management to put up for sale $1.5 billion of assets and use a large part of the proceeds to repurchase stock. In addition a program has been instituted to cut costs which we think will boost profits by 10-15%. Investors remain skeptical in the short term due to some management turmoil (cultural changes are difficult), but the company is the biggest in its industry and with the right leadership could be the best. That should be worth a market multiple, a potential 25-30% return which we think has limited risk due to the low valuation and the 4% stock buyback this year which will likely be followed with more in 1998.

  H&R Block--This is a simple story. The company has a very good business in tax preparation (it owns its sector). With price increases and modest growth in customers, it can grow 10-12%/yr for the next five years. The company has almost no debt. Comparable companies sell at market multiples. H&R Block's valuation has been restrained by its investment in CompuServe, a computer on-line service. CompuServe has had profit difficulties due to the high cost of adding new subscribers. Since CompuServe became a public company a year ago, the problems have discouraged investors in H&R Block due to the uncertainty of how the CompuServe problem will be solved. We don't think this is the right focus. We think it is highly probable the CompuServe situation will be resolved in some way--sold, spun out to shareholders, or downsized--and if our residual value of CompuServe is correct, the remaining H&R Block is 20-25% undervalued. Added to this, we think a major stock repurchase will help us realize this potential.

  Owens-Corning--UNDERVALUED--The stock (March 24, 1997) is selling at $40. The company is forecasting earnings of $4.85/sh. Wall Street analysts are more pessimistic, predicting only $4.75/sh. European operations are sluggish and the higher dollar is hurting the translation of foreign profits. But, even if the company's expectations are too high, or Wall Street analysts miss the forecast, this company sells at the lowest multiple of any firm in the industrial products category. In the past, this has been justified because

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF THE GMO TRUST)

--------------------------------------------------------------------------------

  of the large cost of asbestos litigation and settlements. However, the number of new asbestos claimants is plummeting and the cost per case is stable. The uncertainty that has penalized valuation should be lifting. Prior to the asbestos turmoil, this stock sold at close to a market multiple. A significant valuation change is possible.

DIGITAL EQUIPMENT

  This company has:

  1. $14 per in cash.
  2. The world's fastest microprocessor.
  3. Over 10% of all Windows NT certified engineers.
  4. #5 in the rapidly growing networking business.
  5. The largest multi-vendor computer service organization.

  Could these assets be undervalued?

                                     (ART)

  We have highlighted some of the stocks that we are currently enthusiastic about and will add to at today's prices and buy more enthusiastically at lower prices. We think stocks such as these will produce good returns and will have less risk in a market decline. To outperform in the future will also require limiting mistakes. You can see each day stocks of companies that failed to meet earnings expectations experience dramatic declines. We are trying to avoid these problems by getting more money into our highest confidence situations and reducing the number of stocks in the portfolio. We are also sticking with some of the stocks--such as money center banks--that have done well. Our investment thesis is that these companies are undergoing a valuation change. They are delivering 10% earnings growth--growth that is above average--so the stocks should sell closer to market multiples.

  In summary, our investment view is this: The market is overvalued because growth expectations are too high. We are preparing for a market correction, probably precipitated by the recent increase in interest rates (the long bond is yielding close to 7%, up .7%) or Federal Reserve actions in March or May. The place to be in the decline will not be the very large companies that we think are also overvalued, but more eclectic choices profiled above. This has worked in the past and we think taking advantage of volatility will produce good relative returns over the next year.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Fundamental Value Fund Class III shares and the
S & P 500 Index
As of February 28, 1997

Average Annual Total Return

                                                                         Since
                                                                       Inception
              1 Year             5 Year                                 10/31/91
Class III      19.9%              17.8%                                  18.5%

                               [LINE GRAPH APPEARS HERE]

            Date               GMO Fundamental Value Fund       S & P 500 Index
            10/31/91                     9,985                      10,000
            02/28/92                    10,871                      10,631
            02/28/93                    12,574                      11,764
            02/28/94                    14,684                      12,744
            02/28/95                    15,822                      13,682
            02/29/96                    20,561                      18,430
            02/28/97                    24,679                      23,251


Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Class I shares and Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Value Fund (formerly GMO Core II Secondaries Fund) at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP

  Boston, Massachusetts
  April 10, 1997

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                               VALUE ($)

-------------------------------------------------------------------
              COMMON STOCKS -- 70.0%
              ADVERTISING -- 0.1%
        1,300 Grey Advertising Inc                          356,200
                                                       ------------
              AEROSPACE -- 1.0%
        5,100 Curtiss Wright Corp                           267,750
       21,600 Gencorp Inc                                   407,700
        3,700 Hi Shear Industries Inc                         8,788
       86,200 Kaman Corp, Class A                         1,185,250
       19,100 Logicon Inc                                   721,025
       11,000 Rohr Industries Inc *                         199,375
        7,800 Teleflex Inc                                  409,500
       57,300 Thiokol Corp                                3,194,474
                                                       ------------
                                                          6,393,862
                                                       ------------
              AUTOMOTIVE -- 1.2%
       13,000 Bandag Inc                                    633,750
       27,400 Borg Warner Automotive Inc                  1,082,300
       19,600 Breed Technologies Inc                        428,750
       24,100 Caliber Systems Inc                           548,275
       14,500 Cooper Tire & Rubber Co                       288,188
       14,000 Lear Corp                                     546,000
       19,000 Mascotech Industries Inc                      361,000
       21,100 Modine Manufacturing Co                       580,250
        9,400 Paccar Inc                                    616,875
       23,300 Smith (AO) Corp, Class B                      783,463
        4,000 SPX Corp                                      183,500
       23,600 Superior Industries International Inc         566,400
       53,500 Wabash National Corp                          916,188
                                                       ------------
                                                          7,534,939
                                                       ------------
              BANKING AND FINANCIAL SERVICES -- 9.2%
        4,800 Advanta Corp, Class A                         198,600
       11,700 Albank Financial Corp                         410,963
       24,750 Alex Brown Inc                              1,438,593
       18,300 Astoria Financial Corp                        786,900
       37,600 Baldwin and Lyons Inc, Class B                653,300
       31,300 Bancorp Hawaii Inc                          1,377,199
       69,900 Banponce Corp                               2,516,399
        5,200 Capital One Financial Corp                    206,700
       10,100 CCB Financial Corp                            693,113

              See accompanying notes to the financial statements.        1

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                    VALUE ($)

------------------------------------------------------------------------
              BANKING AND FINANCIAL SERVICES -- CONTINUED
       35,200 Central Fidelity Banks Inc                       1,025,200
       16,600 Charter One Financial Inc                          790,575
        7,700 Cityscape Financial Corp                           210,788
        6,300 Coast Savings & Loan *                             294,525
       16,800 Collective Bancorp Inc                             690,900
       70,100 Comdisco Inc                                     2,181,862
       65,100 Commerce Bancshares Inc                          3,092,249
        7,200 Commercial Federal Corp                            258,300
       24,200 Compass Bancshares Inc                           1,079,925
        1,336 Crestar Financial Corp                              49,098
       11,200 Dauphin Deposit Corp                               474,600
       20,500 Deposit Guaranty Corp                              630,375
       45,100 Dime Bancorp Inc *                                 789,250
       22,510 Downey Financial Corp                              531,799
       14,000 Eaton Vance Corp                                   619,500
       68,200 Edwards (AG) Inc                                 2,421,099
       22,400 Financial Security Assurance Holdings Ltd          798,000
        7,200 Finova Group Inc                                   549,900
       10,100 First Citizens Bancshares, Class A                 780,225
       17,300 First Commerce Corp                                717,950
        3,700 First Empire State Corp                          1,196,950
       25,475 First Finance Corp                                 681,456
       31,000 First Hawaiian Inc                               1,030,750
        8,125 First Midwest Bancorp Inc                          256,953
       17,700 First Security Corp                                617,288
       20,500 First Virginia Banks Inc                         1,081,375
       14,800 Fulton Financial Corp                              370,000
       63,200 Glendale Federal Savings Bank                    1,682,699
       21,700 Greenpoint Financial Corp                        1,301,999
       16,300 Interra Financial Inc                              666,263
       12,800 Jefferies Group Inc                                564,800
        8,300 Legg Mason Inc                                     369,350
       23,100 Leucadia National Corp                             615,038
       11,600 Liberty Financial Cos                              495,900
       10,400 Long Island Bancorp Inc                            380,900
        8,900 Mark Twain Bancshares Inc                          486,163
       26,600 Mercantile Bankshares                              987,525
       18,950 Morgan Keegan Inc                                  352,944
          600 National Bancorp of Alaska Inc                      42,600


2                See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                    VALUE ($)

------------------------------------------------------------------------
              BANKING AND FINANCIAL SERVICES -- CONTINUED
       36,500 North American & Mortgage Co                       743,688
       11,300 Old Kent Financial Corp                            566,413
        5,400 Onbancorp Inc                                      240,975
       13,600 One Valley Bancorp Inc                             542,300
       19,400 Peoples Bank Bridgeport                            669,300
        7,800 Peoples Heritage Finance Group Inc                 244,725
       35,200 Piper Jaffrey Inc                                  598,400
        5,900 PMI Group Inc                                      323,025
       14,000 Provident Bancorp Inc                              521,500
       44,270 Quick And Reilly Group                           1,549,432
       31,900 Raymond James Financial Corp                     1,064,663
       17,400 Riggs National Corp                                346,913
       15,000 Roosevelt Financial Group Inc                      345,000
       24,500 Rowe (T) & Price Associates Inc                  1,081,063
       80,500 Ryland Group Inc                                 1,016,313
       42,200 Signet Banking Corp                              1,339,849
       51,480 Sovereign Bancorp Inc                              649,935
       14,875 St. Paul Bancorp Inc                               394,188
       29,800 Standard Federal Bancorp                         1,717,224
       11,700 Student Loan Group                                 472,388
            1 Toronto Dominion Bank Ontario                            9
       20,800 Trustmark Corp                                     553,800
       13,900 Union Planters Corp                                622,025
        8,100 Unionbancal Corp                                   488,025
       14,100 United Asset Management Corp                       380,700
       11,500 United Carolina Bancshares Corp                    501,688
       46,500 United Cos Financial Corp                        1,209,000
        8,200 US Trust Corp                                      385,400
       35,765 Washington Federal Inc                             912,008
        5,400 Washington Mutual, Inc                             285,525
       20,300 Wilmington Trust Corp                              918,575
                                                            ------------
                                                              60,132,889
                                                            ------------
              CHEMICALS -- 0.8%
       14,200 Arcadian Corp                                      370,975
       13,000 Crompton & Knowles Corp                            247,000
       24,800 Cytec Industries Inc                               982,700
       11,700 Ferro Corp                                         368,550
        7,900 Fuller (HB) Co                                     385,125


              See accompanying notes to the financial statements.             3

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                              VALUE ($)

------------------------------------------------------------------
              CHEMICALS -- CONTINUED
       13,300 Geon Co                                      285,950
       52,000 Hanna (MA) Co                              1,079,000
       29,600 Kaiser Aluminum Corp *                       370,000
       13,200 Mississippi Chemical Corp                    323,400
       21,500 Schuller Corp                                255,313
       46,800 Wellman Inc                                  819,000
                                                      ------------
                                                         5,487,013
                                                      ------------
              COMMUNICATIONS -- 0.0%
        9,800 DSC Communications Corp *                    205,800
                                                      ------------
              COMPUTER AND OFFICE EQUIPMENT -- 1.5%
       87,400 Amdahl Corp *                                863,075
       11,500 Banctec Inc *                                293,250
        5,500 Dynatech Corp *                              154,000
        9,900 Everex Systems Inc(b)                            --
       56,600 Exabyte Corp                                 619,063
       30,400 Intergraph Corp *                            250,800
       28,600 Lexmark International Group Inc              797,225
       20,100 Micron Electronics Inc *                     389,438
       78,500 Quantum Corp *                             3,120,374
       21,500 Sequent Computer Inc *                       369,531
        8,800 Sterling Software Inc                        251,900
       24,900 Stratus Computer Inc                         843,488
       94,900 Unisys Corp *                                640,575
       21,400 Western Digital Corp                       1,262,599
                                                      ------------
                                                         9,855,318
                                                      ------------
              CONSTRUCTION -- 1.1%
       23,300 Bridge & Toll Road Brothers Inc *            451,438
       25,800 Centex Corp                                1,041,675
       10,200 Foster Wheeler Corp                          397,800
       18,300 Granite Construction Inc                     328,256
       30,500 Horton (DR) Inc                              381,250
       45,300 Kaufman & Broad Home Corp                    639,863
       40,100 McDermott International Inc                  892,225
       16,900 MEMC Electronic Materials                    414,050
       29,500 Pulte Corp                                 1,006,688
      130,300 Standard Pacific Corp                      1,009,825


4               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                             VALUE ($)

-----------------------------------------------------------------
              CONSTRUCTION -- CONTINUED
        7,300 Texas Industries Inc                        425,225
                                                     ------------
                                                        6,988,295
                                                     ------------
              CONSUMER GOODS -- 3.1%
       45,400 Alberto Culver Co, Class B                1,293,899
       14,800 Bassett Furniture Industries Inc            366,300
       48,800 Burlington Industries Inc                   628,300
       96,400 Callaway Golf Co                          3,072,749
          600 Carter Wallace Inc                            8,625
       28,900 Compucom Systems Inc                        216,750
       15,500 Department 56 Inc                           279,000
       19,400 Fastenal Co                                 703,250
          400 First Brands Corp                             9,950
       44,100 Furniture Brands International Inc *        650,475
        8,700 Johnson Worldwide Associates                110,925
       24,800 Jones Apparel Group Inc                     920,700
       40,800 Justin Industries                           474,300
        3,000 K Swiss Inc, Class A                         33,000
       18,600 Kimball International, Class B              734,700
      133,500 Kinetic Concepts Inc                      1,985,812
       16,000 La-z-boy Chair Co                           554,000
       26,510 Lancaster Colony Corp                     1,212,833
       29,200 Moore Corp Ltd                              646,050
        7,900 National Service Industries                 300,200
       44,510 Natures Sunshine Products Inc               684,341
        7,700 Nine West Group Inc                         361,900
        1,700 Oil Dri America Class A                      29,750
       14,800 Paragon Trade Brands Inc                    270,100
        5,900 Polaroid Corp                               249,275
       20,700 Russell Corp                                778,838
        9,000 Safeguard Scientifics Inc                   218,250
       18,600 Safety Kleen                                334,800
       12,700 Sunbeam Corp                                347,663
       15,000 Technology Data Corp *                      360,000
       72,200 Terra Industries Inc                        983,725
        5,600 Timberland Co                               226,800
       21,400 Unifi Inc                                   682,125
       13,300 US Industries Inc                           487,113
                                                     ------------
                                                       20,216,498
                                                     ------------

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                           VALUE ($)

---------------------------------------------------------------
              ELECTRONIC EQUIPMENT -- 2.2%
       48,700 American Power Conversion Corp *        1,016,613
        5,200 Applied Magnetics Corp *                  202,150
        1,800 Aspect Telecommunications Corp             44,775
        6,600 C-cube Microsystems Inc *                 192,225
       46,100 Cypress Semiconductor Corp *              610,825
       22,400 Dallas Semiconductor Corp                 582,400
       10,000 Exide Corp                                196,250
       13,500 Federal Signal Corp                       339,188
        6,900 Franklin Electric Inc                     331,200
       10,600 Harman International Industries           483,625
        2,160 HSN Inc                                    55,620
        7,500 Hutchinson Technology Inc                 240,938
       46,000 Integrated Device Technology Inc *        506,000
       13,600 Jabil Circuit Inc                         450,500
       19,100 Komag Inc *                               573,000
        9,000 Lattice Semiconductor Corp *              429,750
       21,400 Marshall Industries *                     708,875
        4,700 Maxim Intergrated Products Inc *          233,238
       19,900 Oak Technology Inc                        268,650
       73,000 Pioneer Standard Electrs Inc            1,022,000
        4,600 Pittway Corp Class A                      243,800
       40,400 Read Rite Corp                          1,239,775
       16,200 SCI Systems Inc *                         866,700
       14,700 Sensormatic Electronics Corp              253,575
       19,100 Silicon Valley Group Inc *                408,263
       47,900 Stewart & Stevenson Services Corp       1,251,388
            1 Thomas & Betts Corp                            43
       27,700 Vishay Intertechnology Inc                633,638
       21,900 VLSI Technology                           409,256
        8,200 Wyle Electronics Inc                      300,325
        2,400 Zenith Electronics Corp *                  23,100
       21,900 Zilog Inc *                               517,388
                                                   ------------
                                                     14,635,073
                                                   ------------
              FOOD AND BEVERAGE -- 2.4%
       40,500 Bob Evans Farms Inc                       551,813
       47,000 Chiquita Brands International Inc         634,500
       37,000 Coors (Adolph) Co                         790,875
       91,000 Darden Restaurants Inc                    659,750
       27,200 Dean Foods Co                             887,400


6               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                            VALUE ($)

----------------------------------------------------------------
              FOOD AND BEVERAGE -- CONTINUED
       10,300 Dreyers Grand Ice Cream Inc                318,656
        2,100 Farmer Brothers Co                         315,000
       17,900 Flowers Industries Inc                     413,938
       29,700 Great Atlantic & Pacific Tea Co            883,575
       14,500 Hormel (Geo A) and Co                      380,625
       30,500 Hudson Foods Inc                           533,750
       40,500 International Multifoods Corp              855,563
       19,300 Interstate Bakeries Corp                   902,275
       34,400 Luby's Cafeteria Inc                       700,900
       88,800 Michael Foods Inc                          987,900
       13,200 Quality Food Centers Inc *                 483,450
       71,500 Ryans Family Steak House *                 527,313
       51,600 Sanderson Farms Inc                        870,750
          700 Seaboard Corp                              179,200
       12,765 Smith Food and Drug Center, Class B        419,649
       33,800 Smithfield Foods Inc *                   1,309,749
            1 Tootsie Roll Industries Inc                     18
        1,500 United Foods Inc Class B *                   2,813
       45,125 Universal Foods Corp                     1,556,812
       60,650 WLR Foods Inc                              716,428
                                                    ------------
                                                      15,882,702
                                                    ------------
              HEALTH CARE -- 4.8%
        8,600 Amerisource Health Corp                    433,225
       19,100 Apria Healthcare Group                     341,413
       53,300 Ballard Medical Products                 1,046,013
       14,800 Bard (CR)                                  405,150
       33,300 Beckman Instruments Inc                  1,381,949
       27,900 Bergen Brunswig Corp, Class A              896,288
       93,200 Beverly Enterprises Inc *                1,339,749
       67,000 Bindley Western Industries Inc           1,281,374
       31,600 BioMet Inc                                 481,900
       63,900 Cognex Corp *                            1,158,188
        8,100 Dentsply International Inc                 423,225
       12,500 Diagnostic Products Corp                   387,500
       20,200 EG & G Inc                                 439,350
       13,500 Electroglas Inc *                          249,750
       14,200 Foundation Health Corp *                   536,050
          100 Greenfield Industries Inc                    2,188

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                VALUE ($)

--------------------------------------------------------------------
              HEALTH CARE -- CONTINUED
       28,900 Haemonetics Corp                               498,525
       12,100 Health Care & Retirement                       328,213
       15,400 Healthsource Inc *                             321,475
        7,300 Herbalife International Inc                    153,300
       41,000 Horizon CMS Healthcare Corp                    671,375
       28,700 Integrated Health Services Inc                 853,825
        6,000 KLA Instruments Corp *                         250,125
      135,700 Laboratory Corporation America Holdings        508,875
       15,300 Lincare Holdings Inc *                         659,813
       11,000 Living Centers of America Inc                  350,625
       17,100 Marquette Medical Systems, Class A             324,900
       10,000 Medimmune Inc                                  145,000
        5,700 Mentor Corp                                    141,788
      148,600 Mid Atlantic Medical Services Inc *          2,191,849
       51,100 Nellcor Puritan Bennet Inc                     887,863
       63,500 Novacare Corp *                                793,750
       44,100 Perrigo Co *                                   534,713
       15,000 Sierra Health Services Inc *                   395,625
       38,000 Sofamor Denek Group Inc *                    1,505,749
       48,400 Spacelabs Medical Inc                        1,052,700
        6,300 Steris Corp *                                  159,075
       49,600 Sunrise Medical Inc *                          669,600
       13,800 Sybron International Corp *                    410,550
       10,700 Tektronix Inc                                  521,625
       19,200 Tencor Instruments *                           769,200
       43,740 Tenet Healthcare Corp *                      1,186,448
       26,700 Teradyne, Inc *                                727,575
       11,900 United States Surgical Corp                    507,238
       11,600 Universal Health Services, Class B             395,850
       26,700 Value Health Inc *                             640,800
       11,900 Varian Associates Inc                          687,225
       10,700 Vencor Inc *                                   370,488
       28,800 Vital Sign Inc                                 712,800
        6,978 Vitalink Pharmacy Services                     147,410
                                                        ------------
                                                          31,279,284
                                                        ------------
              INSURANCE -- 8.9%
        4,568 Alleghany Corp                                 974,697
       18,700 Everest Re Holdings Inc                        589,050

8               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                  VALUE ($)

----------------------------------------------------------------------
              INSURANCE -- CONTINUED
       19,300 Allied Group Inc                                 646,550
       58,900 Allmerica Property & Casualty                  1,847,987
       17,900 AMBAC Inc                                      1,194,825
       27,800 American Bankers Insurance Group               1,532,474
       27,500 American Financial Group Inc                   1,031,250
       16,149 American Heritage Life Investments               419,874
       13,500 American National Insurance Co                 1,113,750
       31,800 APL Ltd                                          731,400
       24,200 Argonaut Group Inc                               695,750
          100 Avemco Corp                                        2,375
       18,900 Berkley (WR) Corp                                970,988
       15,500 Capital Re Corp                                  670,375
       16,600 Capitol American Financial Corp                  603,825
       37,200 Citizens Corp                                    925,350
        8,700 CMAC Investment Corp                             304,500
       36,000 Commerce Group Inc                               949,500
      117,569 Conseco Inc                                    4,614,582
       30,500 Equitable of Iowa Cos                          1,620,312
       10,800 Foremost Corp of America                         642,600
       38,915 Fremont General Corp                           1,123,671
       13,800 Gallagher (Arthur J) and Co                      424,350
          700 Guaranty National Corp                            12,513
       16,300 Harleysville Group Inc                           489,000
       37,500 Health Systems International Inc, Class A      1,101,563
       17,300 Home Beneficial Corp, Class B                    657,400
       25,400 Horace Mann Educators Corp                     1,089,025
       83,500 Integon Corp                                   1,075,063
       32,200 John Alden Financial Corp                        611,800
        8,100 Kansas City Life Insurance Co                    550,800
       20,100 Liberty Corp                                     826,613
       14,800 Life Re Corp                                     636,400
        4,700 Markel Corp *                                    512,300
       12,600 Mercury General Corp                             773,325
       14,800 NAC Re Corp                                      543,900
       36,900 Ohio Casualty Corp                             1,462,162
       43,250 Old Republic International Corp                1,173,156
       19,600 Orion Capital                                  1,254,400
        4,424 Pacificare Health Systems, Class A *             353,920
       13,904 Pacificare Health Systems, Class B             1,164,460
       43,100 Paul Revere Corp                               1,794,037

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                      VALUE ($)

----------------------------------------------------------
              INSURANCE -- CONTINUED
       22,600 Penncorp Financial Group Inc         791,000
       38,500 Presidential Life Corp               577,500
       46,900 Protective Life Corp               2,016,699
       53,100 Provident Cos Inc                  2,893,949
       16,200 Reinsurance Group of America         793,800
       61,700 Reliance Group Holdings Inc          670,988
       47,339 Reliastar Financial Corp           2,935,017
       28,875 RLI Corp                             996,188
       22,000 Selective Insurance Group            924,000
       16,700 TIG Holdings Inc                     597,025
       12,500 Transatlantic Holdings Inc         1,054,688
        5,500 Trenwick Group Inc                   270,875
       13,700 Twentieth Century Industries         239,750
       11,200 UICI *                               330,400
       10,400 USF & G Corp                         234,000
       50,175 USLIFE Corp                        2,389,583
       13,200 Washington National Corp             376,200
       27,700 Western National Corp                637,100
        7,700 Zurich Reinsurance Centre Inc        295,488
                                              ------------
                                                58,736,122
                                              ------------
              MACHINERY -- 2.3%
       49,300 Agco Corporation                   1,398,887
        9,700 Briggs & Stratton Corp               423,163
       19,200 Cincinnati Milacron Inc              412,800
       27,400 Coltec Industries Inc                500,050
        3,300 Cooper Cameron Corp                  216,150
       29,900 Cummins Engine Inc                 1,513,687
       19,700 Donaldson Co Inc                     662,413
       19,300 Federal Mogul Corp                   475,263
       33,300 Giddings and Lewis Inc               459,956
        5,400 Harnischfeger Industries Inc         236,925
          150 Idex Corp                              3,806
       14,100 Kennametal Inc                       578,100
       18,700 Kulicke & Soffa Industries *         495,550
       24,900 Lam Research Corp *                  949,313
       23,700 Mohawk Industries Inc *              625,088
       10,500 Nordson Corp                         588,000
       12,900 Novellus System Inc *              1,054,575
       31,000 Oakley Inc                           275,125

10               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                           VALUE ($)

---------------------------------------------------------------
              MACHINERY -- CONTINUED
       61,800 Outboard Marine Corp                      896,100
       22,100 Starrett (LS) Co, Class A                 660,238
       31,600 Tecumseh Products Co, Class B           1,745,899
       28,900 Toro Co                                 1,000,663
        7,500 Ultratech Stepper Inc *                   195,938
                                                   ------------
                                                     15,367,689
                                                   ------------
              MANUFACTURING -- 2.3%
       33,000 ACX Technologies Inc *                    631,125
        8,100 Alliant Techsystems Inc                   353,363
       38,200 Amcast Industrial Corp                    883,375
        8,500 Applied Power Inc, Class A                332,563
       31,600 Ball Corp                                 797,900
        8,300 Barnes Group Inc                          552,988
       15,000 BW IP Inc                                 240,000
       28,250 Clayton Homes Inc                         402,563
       36,700 Crane Co                                1,197,338
       10,500 CSS Industries Inc *                      291,375
           50 Donnelly Corp                                 850
       15,400 Gibson Greetings Inc *                    317,625
       42,200 Global Industrial Technologies Inc        749,050
       15,100 Greif Brothers Corp                       456,775
       12,800 Harsco Corp                               460,800
       19,400 International Game Technology             339,500
       46,200 Lafarge Corp                            1,074,150
       24,800 Lydall Inc *                              558,000
        4,900 Mine Safety Appliances                    285,425
       21,200 Owens Illinois Inc                        511,450
       17,200 Standex International Corp                485,900
        9,550 Tredegar Industries                       383,194
       51,300 Trinity Industries Inc                  1,654,424
       15,900 Trinova Corp                              590,288
       38,700 Watts Industries Inc, Class A           1,001,363
        8,500 West Co Inc                               236,938
                                                   ------------
                                                     14,788,322
                                                   ------------
              METALS AND MINING -- 1.0%
       41,800 Allegheny Teledyne Inc                  1,065,900
       61,000 Asarco Inc                              1,906,249
       10,600 Cleveland Cliffs Inc                      455,800

                                                                              11
              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                             VALUE ($)

-----------------------------------------------------------------
              METALS AND MINING -- CONTINUED
       22,000 Commercial Metals Co                        638,000
       12,400 Nacco Inds Inc, Class A                     672,700
       12,700 Pittston Brinks Group                       327,025
       24,200 Timken Co                                 1,267,474
                                                     ------------
                                                        6,333,148
                                                     ------------
              OIL AND GAS -- 1.1%
       14,000 El Paso Natural Gas Co                      750,750
       82,400 Enserch Corp                              1,730,399
       23,600 Equitable Resources Inc                     699,150
        4,800 Helmerich & Payne Inc                       202,800
        9,400 KCS Energy Inc                              338,400
      109,600 Noram Energy Corp                         1,643,999
       23,800 Oryx Energy Co *                            476,000
        7,800 Parker & Parsley Petroleum Co               230,100
        6,900 Peoples Energy Corp                         233,738
        1,400 Piedmont Natural Gas Co                      33,075
       26,600 Santa Fe Energy Resources Inc *             342,475
       13,600 Seagull Energy Corp *                       249,900
       12,800 Snyder Oil Corp                             204,800
            1 Southeastern Michigan Gas Enterprise             19
       12,700 Union Texas Petroleum Holdings Inc          234,950
                                                     ------------
                                                        7,370,555
                                                     ------------
              PAPER AND ALLIED PRODUCTS -- 2.2%
       55,100 Boise Cascade Corp                        1,811,412
       52,100 Bowater Inc                               2,207,737
       26,800 Chesapeake Corp                             793,950
       41,600 Fort Howard Corp                          1,237,600
      108,900 Gaylord Container, Class A                  694,238
       26,400 Longview Fibre Co                           405,900
       13,500 Media General Inc, Class A                  405,000
       16,100 Pentair Inc                                 505,138
       41,000 Potlatch Corp                             1,773,249
       31,100 Rayonier Inc                              1,181,800
       35,800 Rock-tenn Co, Class A                       707,050
       17,100 Shorewood Packaging Corp *                  299,250
       87,500 Stone Container Corp                      1,137,500

12               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                               VALUE ($)

-------------------------------------------------------------------
              PAPER AND ALLIED PRODUCTS -- CONTINUED
       15,500 TJ International Inc                          313,875
       32,100 Zurn Industries Inc                           822,563
                                                       ------------
                                                         14,296,262
                                                       ------------
              PHARMACEUTICALS -- 0.2%
       20,700 ICN Pharmaceuticals Inc                       522,675
       42,700 Mark IV Industries Inc                        992,775
                                                       ------------
                                                          1,515,450
                                                       ------------
              PRIMARY MATERIALS -- 0.7%
       19,400 Ameron Inc                                    943,325
       11,100 Carpenter Technology Corp                     405,150
       20,800 Martin Marietta Materials Inc                 548,600
       11,800 Medusa Corp                                   470,525
       35,400 Premark International Inc                     836,325
        8,700 Southdown, Inc                                311,025
       25,300 USG Corp                                      891,825
                                                       ------------
                                                          4,406,775
                                                       ------------
              PRIMARY PROCESSING -- 1.8%
       30,000 AK Steel Holding Corp                       1,080,000
       54,300 Alumax Inc                                  2,124,487
        8,300 Belden Inc                                    295,688
      113,800 Bethlehem Steel Corp *                        938,850
       34,600 Birmingham Steel Corp                         627,125
       54,600 Inland Steel Industries Inc                 1,078,350
      116,800 LTV Corp                                    1,459,999
       48,900 Lukens Inc                                    910,763
        6,800 Maxxam Inc *                                  327,250
        6,700 Mueller Industries Inc *                      288,938
        8,800 NCH Corp                                      523,600
       19,800 Oregon Steel Mills Inc                        336,600
       15,000 Quanex Corp                                   401,250
       26,300 Rouge Steel Company, Class A                  424,088
        6,200 Valspar                                       354,950
      149,000 WHX Corp                                    1,210,625
                                                       ------------
                                                         12,382,563
                                                       ------------
              PRINTING AND PUBLISHING -- 0.5%
       54,200 American Business Products Inc              1,266,924
       51,600 Hollinger International Inc                   522,450

                                                                              13
              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                             VALUE ($)

-----------------------------------------------------------------
              PRINTING AND PUBLISHING -- CONTINUED
        4,600 Plenum Publishing                           154,675
       17,999 Pulitzer Publishing Co                      866,202
       12,900 Wiley (John) and Sons, Class A              370,875
                                                     ------------
                                                        3,181,126
                                                     ------------
              REAL ESTATE -- 0.2%
       38,800 Lennar Corp                                 979,700
       20,000 Webb (D) Corp                               322,500
                                                     ------------
                                                        1,302,200
                                                     ------------
              REFINING -- 1.1%
       19,400 Ashland Coal Inc                            497,125
       29,100 Holly Corp                                  778,425
        9,300 Lyondell Petro Chemical Co                  219,713
      114,300 Tosco Corp                                3,186,112
       55,092 Ultramar Diamond Shamrock Corp            1,680,305
       34,200 Valero Energy Corp                        1,077,300
                                                     ------------
                                                        7,438,980
                                                     ------------
              RETAIL TRADE -- 6.0%
       17,400 AnnTaylor Stores Corp                       348,000
       17,200 Apogee Enterprises Inc                      341,850
        9,300 Barnes & Noble Inc                          306,900
       13,600 Bed, Bath & Beyond Inc                      353,600
       32,400 Best Buy Co Inc *                           299,700
       54,200 Blair Corp                                  982,375
       13,300 Borders Group Inc                           560,263
       24,400 Brinker International Inc *                 289,750
       34,800 Brown Group Inc                             565,500
       15,800 Brunos Inc                                  231,075
       46,500 Burlington Coat Factory Warehouse *         697,500
       45,300 Casey's General Stores Inc                  872,025
       92,700 Cash American Investments Inc               880,650
       82,100 Charming Shoppes Inc *                      364,319
       19,400 Claire's Stores Inc                         274,025
       20,000 CompUSA Inc                                 400,000
       57,300 CPI Corp                                  1,052,888
        3,500 Crown Books Corp                             35,875
        6,800 Dollar Tree Stores Inc                      266,900
       77,700 Dress Barn Inc *                          1,330,612

14               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                             VALUE ($)

-----------------------------------------------------------------
              RETAIL TRADE -- CONTINUED
       12,000 Eagle Hardware & Garden Inc *               234,000
        4,700 Ethan Allen Interiors Inc                   215,613
        2,900 Fabri-Centers of America, Class A *          47,488
       65,800 Family Dollar Stores Inc                  1,554,524
       58,300 Fingerhut Cos Inc                           852,638
       22,000 Fruit of the Loom Inc                       899,250
       22,070 General Host Corp                            80,004
       11,800 Goodys Family Clothing Inc *                213,875
       35,800 Hannaford Brothers Co                     1,275,374
       24,400 Heilig Meyers Co                            344,650
        5,100 Hi-lo Automotive Inc                         21,038
       79,500 Ingles Markets Inc                        1,192,500
        2,400 Lillian Vernon Corp                          30,000
       49,400 Longs Drug Stores Corp                    1,253,525
       33,600 Macfrugals Bargains Close Outs Inc *        911,400
       11,700 Mercantile Stores                           561,600
       77,900 Michaels Stores Inc                       1,149,025
       16,700 Micro Warehouse Inc *                       240,063
        2,500 National Presto Industry                     94,063
       26,000 Neiman Marcus Group Inc *                   698,750
       31,500 Officemax Inc                               378,000
        9,400 Outback Steakhouse Inc *                    224,425
       21,133 Penney (JC) Co Inc                        1,040,790
       37,000 Phillips Van Heusen                         471,750
       75,400 Pier 1 Imports Inc                        1,310,074
       11,000 Proffitts Inc                               356,125
       14,500 Revco (DS) Inc *                            592,688
       33,000 Richfood Holdings Inc                       697,125
       26,600 Ross Stores Inc                           1,276,799
       30,300 Ruddick Corp                                484,800
      121,900 Service Merchandise Co *                    441,888
       30,400 Shopko Stores Inc                           475,000
       14,800 Smart & Final Inc                           320,050
      220,000 Southland Corp *                            756,250
       72,600 Spiegel Inc, Class A *                      490,050
       32,800 Stanhome Inc                                832,300
        2,900 Stein Mart Inc *                             68,875
       33,000 The Vons Co Inc *                         2,248,124
       27,500 TJX Cos Inc                               1,148,125

                                                                              15
              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                               VALUE ($)

-------------------------------------------------------------------
              RETAIL TRADE -- CONTINUED
       47,500 Tyco Toys Inc *                               534,375
        8,400 Venture Stores Inc *                           21,000
       59,400 Waban Inc                                   1,700,324
       16,100 Weismarkets Inc                               483,000
       20,200 Woolworth (FW) Co *                           421,675
       20,400 Zale Corp                                     377,400
                                                       ------------
                                                         39,474,199
                                                       ------------
              SERVICES -- 4.6%
       71,700 Allwaste Inc *                                439,163
       13,200 Amerco                                        359,700
       19,500 Anixter International Inc *                   263,250
       16,200 Aquarion Co                                   441,450
       35,125 Arctic Cat Inc                                338,078
       37,400 Aztar Corp                                    275,825
       37,150 Banta Corp                                    938,038
       32,200 Belo (AH) Corp                              1,215,550
       22,700 Bowne and Co Inc                              612,900
      103,700 Buffetts Inc *                                745,344
        7,700 Catalina Marketing Corp                       386,925
       10,700 Chemed Corp                                   394,563
       44,535 Chris Craft Industries Inc                  1,831,494
       44,000 Dames and Moore Inc                           605,000
       23,500 Data Broadcasting Corp                        161,563
       24,200 Devon Group Inc                               695,750
       68,000 Fleming Cos Inc                             1,190,000
       17,900 Franklin Quest Co                             373,663
       67,000 Grand Casinos Inc *                           737,000
       90,000 Handleman Co                                  787,500
       21,800 Healthcare Compare Corp *                     930,588
       15,700 Interim Services Inc                          592,675
       30,800 International Dairy Queen Inc, Class A        662,200
        3,425 International Shipholding Corp                 59,938
       17,400 Jacobs Engineering Group *                    448,050
       28,200 Kellwood Co                                   666,225
       22,900 Kelly Services                                629,750
       28,100 Kingworld Productions Inc *                 1,043,213
       60,200 Lee Enterprises Inc                         1,414,699
        1,000 Morningstar Group Inc *                        23,000

16               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                            VALUE ($)

----------------------------------------------------------------
              SERVICES -- CONTINUED
       40,600 Nash Finch Co                              796,775
       32,480 National Auto Credit Inc                   324,800
       30,800 Ogden Corp                                 627,550
       25,800 Olsten Corp                                461,175
       41,900 PHH Corp                                 2,005,962
       92,300 Physician Corp of America *                403,813
       20,000 Primark Corp *                             497,500
       82,950 Rollins Inc                              1,565,680
       33,500 Rollins Truck Leasing Corp                 469,000
       18,000 Rykoff Sexton Inc                          315,000
       14,100 Sbarro Inc                                 366,600
       24,800 Showboat Inc                               508,400
       37,200 Sizzler International Inc *                 93,000
       43,000 Spelling Entertainment Group Inc *         268,750
        7,800 Stone & Webster Inc                        280,800
       46,100 Sun Healthcare Group Inc                   633,875
       11,000 Supervalu Inc                              341,000
       18,800 True North Communications Inc              376,000
          100 Unifirst Corp                                2,013
          100 United Television Inc                        9,000
       21,948 United Water Resources Inc                 392,321
                                                    ------------
                                                      30,002,108
                                                    ------------
              TECHNOLOGY -- 1.7%
      125,500 Advanced Micro Devices Inc *             4,502,312
       18,200 Autodesk Inc                               616,525
        5,000 BDM International Inc                      210,000
       11,200 Broderbund Software Inc *                  329,000
       35,500 Cirrus Logic Corp *                        481,469
        3,500 Compuware Corp                             217,875
       20,000 Data General Corp *                        387,500
        8,700 Fisher Scientific International Inc        393,675
       12,800 G Technology Holdings Corp                 401,600
       16,800 Medaphis Corp *                            166,950
       11,400 SEI Investments Co                         252,225
        7,800 Solectron Corp *                           412,425
       43,700 Storage Technology Corp *                1,824,474
       96,400 Tandem Computers Inc *                   1,205,000
                                                    ------------
                                                      11,401,030
                                                    ------------

                                                                              17
              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                              VALUE ($)

------------------------------------------------------------------
              TELECOMMUNICATIONS -- 0.2%
       50,400 Comsat Corp                                1,322,999
                                                      ------------
              TEXTILES -- 0.5%
        4,200 Crystal Brands Inc *(b)                           --
       46,400 Interface Flooring Systems Inc             1,073,000
       42,400 Shaw Industries                              551,200
       29,900 Springs Industries Inc, Class A            1,319,337
       13,200 Westpoint Stevens Inc                        455,400
                                                      ------------
                                                         3,398,937
                                                      ------------
              TRANSPORTATION -- 2.1%
       22,800 Airborne Freight Corp                        624,150
       13,300 Airline Express International Corp           412,300
        9,900 Alaska Airline Group Inc *                   235,125
       27,900 American West Holdings Corp, Class B         387,113
       18,400 Arnold Industries Inc                        255,300
       14,900 Asa Holdings Inc                             337,113
       40,800 Comair Holdings Inc                          841,500
       71,000 Consolidated Freightways Inc               1,757,249
       22,200 Fleetwood Enterprises Inc                    577,200
       27,600 Gatx Corp                                  1,352,399
       17,800 Heartland Express Inc                        373,800
       41,200 Hunt (JB) Transportation Services Inc        571,650
       26,500 Illinois Central Corp                        910,938
      122,800 Mesa Airline Group Inc *                     782,850
       55,600 Navistar International Corp *                535,150
       11,400 Offshore Logistics Inc *                     208,050
        1,100 Omi Corp *                                     9,900
       15,200 US Freightways Corp                          366,700
      109,200 USAir Group Inc *                          2,156,699
       23,600 Viad Corp                                    377,600
       22,500 Werner Enterprises Inc                       393,750
       31,600 Yellow Corp *                                493,750
                                                      ------------
                                                        13,960,286
                                                      ------------
              UTILITIES -- 5.2%
       62,900 AES Corp *                                 4,112,087
       58,600 American Water Works Co                    1,369,774
       40,300 Atlantic Energy Inc                          690,138
       62,600 Boston Edison Co                           1,674,549

18               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                             VALUE ($)

-----------------------------------------------------------------
              UTILITIES -- CONTINUED
       27,900 Brooklyn Union Natural Gas Co               795,150
        5,800 Calenergy Inc *                             193,575
      198,900 Centerior Energy Corp                     2,063,587
       19,400 Central Hudson Gas & Electric               640,200
       13,100 Central Louisiana Electric Inc              348,788
       43,200 Central Maine Power Co                      480,600
        9,600 Cilcorp Inc                                 361,200
       30,100 Commonwealth Energy Systems                 673,488
       37,500 Delmarva Power and Light Co                 726,563
       49,800 Destec Energy Inc                         1,033,350
       15,500 Eastern Enterprises                         521,188
       25,700 Eastern Utilities Associates                472,238
       10,000 Energen Corp                                300,000
       14,200 Hawaiian Electric Industry Inc              498,775
       22,700 LES Industries Inc                          689,513
       16,200 Mapco Inc                                   514,350
       61,982 Midamerican Energy Holding Co             1,022,703
        9,700 Minnesota Power & Light Co                  271,600
       36,900 Montana Power Co                            807,188
       46,900 Natural Gas Clearinghouse                   926,275
       21,200 Nevada Power Co                             431,950
          300 New Jersey Resources Corp                     8,625
       49,600 New York State Electric and Gas Corp      1,153,200
      181,300 Niagara Mohawk Power Corp *               1,858,324
       78,000 Northeast Utilities                         809,250
        3,800 Nui Corporation                              79,800
       10,100 Orange And Rockland Utilities               362,338
       12,900 Portland General Electric Co                504,713
       52,500 Public Services Co of New Mexico            964,688
       22,800 Puget Sound Power and Light Co              578,550
       52,300 Rochester Gas and Electric Corp           1,039,463
       27,800 Sierra Pacific Resources                    813,150
        9,400 Sigcorp Inc                                 329,000
       29,000 Southwest Natural Gas Corp                  536,500
       18,140 Tucson Electric Power Co                    272,100
       19,600 United Illuminating Co                      570,850
       32,700 Utilicorp United Inc                        878,813
       16,900 Washington Gas Light Co                     373,913
       19,100 Washington Water Power                      350,963
       29,000 Western Gas Resources Inc                   540,125

                                                                              19
              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


  PAR VALUE ($)/
      SHARES     DESCRIPTION                                        VALUE ($)

-------------------------------------------------------------------------------
                 UTILITIES -- CONTINUED
        12,900   Western Resources Inc                                  390,225
        15,000   Wisconsin Power & Light Holding Co                     416,250
                                                                   ------------
                                                                     34,449,669
                                                                   ------------
                 TOTAL COMMON STOCKS (Cost $430,397,629)            460,096,293
                                                                   ------------
                 RIGHTS AND WARRANTS -- 0.0%
           550   American Satellite Network Warrants expire
                 06/30/99* (Cost $0)                                         --
                                                                   ------------
                 SHORT-TERM INVESTMENTS -- 15.0%
                 REPURCHASE AGREEMENTS -- 9.5%
   $31,285,113   Prudential Securities, Inc. Repurchase
                 Agreement, dated 2/28/97, due 3/3/97,
                 with a maturity value of $31,297,549 and an
                 effective yield of 4.77%,
                 collateralized by U.S. Government and Agency
                 Obligations with rates
                 ranging from 0.0% to 8.00%, with maturity dates
                 ranging from
                 12/03/01 to 2/01/27 and with an aggregate
                 market value of $31,911,160.                        31,285,113
   $31,285,113   Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,
                 with a maturity value of $31,297,758 and an
                 effective yield of 4.85%,
                 collateralized by U.S. Treasury Obligations
                 with rates ranging from
                 7.25% to 11.88%, with maturity dates ranging
                 from 11/15/03 to 5/15/20
                 and with an aggregate market value of
                 $31,944,694.                                        31,285,113
                                                                   ------------
                                                                     62,570,226
                                                                   ------------
                 U.S. GOVERNMENT -- 0.5%
   $ 2,950,000   U.S. Treasury Bill, 5.22% due 5/29/97(a)             2,913,851
                                                                   ------------
                 CASH EQUIVALENTS -- 5.0%(C)
     3,742,523   American AAdvantage Money Market Fund                3,742,523
   $ 6,102,407   Bank of Boston Eurodollar Time Deposit, 5.5375%
                 due 3/3/97                                           6,102,407
   $ 3,189,047   Harris Bank and Trust Eurodollar Time Deposit,
                 5.375% due 3/3/97                                    3,189,047
    18,577,623   Merrimac Cash Fund Premium Class                    18,577,623
   $ 1,000,000   Prudential Securities Group Inc Master Note,
                 5.60% due 3/3/97                                     1,000,000
                                                                   ------------
                                                                     32,611,600
                                                                   ------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $98,095,069)                                  98,095,677
                                                                   ------------

20               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


                                                               VALUE ($)

-------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 85.0%
              (Cost $528,492,698) **                            558,191,970
              Other Assets and Liabilities (net) -- 15.0%        98,572,043
                                                             --------------
              TOTAL NET ASSETS -- 100%                       $  656,764,013
                                                             ==============
              NOTES TO THE SCHEDULE OF INVESTMENTS:
               * Non-income producing security.
              (a) Security has been segregated to cover margin
                  requirements on open financial futures contracts.
              (b) Bankrupt security -- valued by management (Note 1).
              ** The aggregate identified cost for federal income tax
                 purposes is $529,402,370, resulting in gross unrealized
                 appreciation and depreciation of $44,918,477 and
                 $16,128,877, respectively, and net unrealized
                 appreciation of $28,789,600.
              (c) Represents investments of security lending collateral
                  (Note 1).

                                                                              21
              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $528,492,698) (Note 1)               $558,191,970
 Cash                                                               92,036,693
 Receivable for investments sold                                    15,973,984
 Dividends and interest receivable                                   1,011,081
 Receivable for variation margin on open futures contracts (Notes
  1 and 6)                                                             769,919
 Receivable for expenses waived or borne by Manager (Note 2)           131,435
 Receivable for Fund shares sold                                    36,000,000
                                                                  ------------
  Total assets                                                     704,115,082
                                                                  ------------
LIABILITIES:
 Payable for investments purchased                                   9,879,807
 Payable upon return of securities loaned (Note 1)                  32,611,600
 Payable for Fund shares repurchased                                 4,469,000
 Payable to affiliate for (Note 2):
 Management fee                                                        243,217
 Shareholder service fee                                                73,103
 Accrued expenses                                                       74,342
                                                                  ------------
  Total liabilities                                                 47,351,069
                                                                  ------------
NET ASSETS                                                        $656,764,013
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in-capital                                                  $600,032,715
 Accumulated undistributed net investment income                     2,331,429
 Accumulated undistributed net realized gain                        26,700,127
 Net unrealized appreciation                                        27,699,742
                                                                  ------------
                                                                  $656,764,013
                                                                  ============
NET ASSETS ATTRIBUTABLE TO:
 Class I shares                                                   $  1,391,447
                                                                  ============
 Class III shares                                                 $655,372,566
                                                                  ============
SHARES OUTSTANDING:
 Class I                                                                87,565
                                                                  ============
 Class III                                                          41,234,772
                                                                  ============
NET ASSET VALUE PER SHARE:
 Class I                                                          $      15.89
                                                                  ============
 Class III                                                        $      15.89
                                                                  ============

22               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of withholding taxes of $271)              $ 5,045,216
 Interest (including securities lending income of $51,138)   5,218,734
                                                           -----------
 Total income                                               10,263,950
                                                           -----------
EXPENSES:
 Management fee (Note 2)                                     1,948,526
 Custodian and transfer agent fees                              99,551
 Audit fees                                                     51,321
 Registration fees                                              27,740
 Legal fees                                                     18,304
 Trustees fees (Note 2)                                          1,725
 Miscellaneous                                                   2,829
 Fees waived or borne by Manager (Note 2)                     (761,954)
                                                           -----------
                                                             1,388,042
 Shareholder service fee (Note 2)
 Class I                                                           606
 Class III                                                     482,110
                                                           -----------
 Net expenses                                                1,870,758
                                                           -----------
  Net investment income                                      8,393,192
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
 Investments                                                43,765,541
 Closed futures contracts                                    6,689,034
 Closed swap contracts                                      (2,237,125)
                                                           -----------
  Net realized gain                                         48,217,450
                                                           -----------
 Change in net unrealized appreciation (depreciation) on:
 Investments                                                 9,314,095
 Open futures contracts                                     (2,035,067)
                                                           -----------
  Net unrealized gain                                        7,279,028
                                                           -----------
 Net realized and unrealized gain                           55,496,478
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $63,889,670
                                                           ===========

                                                                              23
              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED
                                           FEBRUARY 28, 1997 FEBRUARY 29, 1996
                                           ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                       $  8,393,192      $  2,923,506
 Net realized gain                             48,217,450        35,136,350
 Change in net unrealized appreciation
  (depreciation)                                7,279,028         2,918,309
                                             ------------      ------------
 Net increase in net assets resulting from
  operations                                   63,889,670        40,978,165
                                             ------------      ------------
Distributions to shareholders from:
 Net investment income
 Class III                                     (6,723,900)       (2,725,107)
                                             ------------      ------------
 Net realized gains
 Class III                                     (9,617,877)      (38,332,108)
                                             ------------      ------------
                                              (16,341,777)      (41,057,215)
                                             ------------      ------------
Net share transactions: (Note 5)
 Class I                                        1,343,250                --
 Class III                                    376,339,439        (4,168,166)
                                             ------------      ------------
 Increase (decrease) in net assets
  resulting from net share transactions       377,682,689        (4,168,166)
                                             ------------      ------------
 Total increase (decrease) in net assets      425,230,582        (4,247,216)
NET ASSETS:
 Beginning of period                          231,533,431       235,780,647
                                             ------------      ------------
 End of period (including accumulated
  undistributed net investment income of
  $2,331,429 and $686,982, respectively)     $656,764,013      $231,533,431
                                             ============      ============

24               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                   PERIOD FROM JANUARY 2, 1997
                                                   (COMMENCEMENT OF OPERATIONS)
                                                       TO FEBRUARY 28, 1997
                                                   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.34
                                                              ------
Income from investment operations:
 Net investment income                                          0.05
 Net realized and unrealized gain                               0.50
                                                              ------
 Total from investment operations                               0.55
                                                              ------
NET ASSET VALUE, END OF PERIOD                                $15.89
                                                              ======
TOTAL RETURN(A)                                                 3.52%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $1,391
 Net expenses to average daily net assets                       0.61%*
 Net investment income to average daily net assets              1.87%*
 Portfolio turnover rate                                          58%
 Average broker commission rate per equity share              $.0271
 Fees and expenses voluntarily waived or borne by
  the Manager consisted of the following per share
  amount:                                                           (b)

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b)Fees and expenses waived or borne by the Manager were less than $0.01 per share.
*Annualized.

                                                                              25
              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                        YEAR ENDED FEBRUARY 28/29,
                               ------------------------------------------------
                                 1997      1996      1995      1994      1993
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD                        $  13.89  $  13.61  $  14.31  $  12.68  $  11.12
                               --------  --------  --------  --------  --------
Income from investment
 operations:
 Net investment income             0.28      0.23      0.20      0.21      0.22
 Net realized and unrealized
  gain                             2.32      3.20      0.34      2.14      1.59
                               --------  --------  --------  --------  --------
 Total from investment
  operations                       2.60      3.43      0.54      2.35      1.81
                               --------  --------  --------  --------  --------
Less distributions to
 shareholders:
 From net investment income       (0.27)    (0.23)    (0.20)    (0.22)    (0.21)
 From net realized gains          (0.33)    (2.92)    (1.04)    (0.50)    (0.04)
                               --------  --------  --------  --------  --------
 Total distributions              (0.60)    (3.15)    (1.24)    (0.72)    (0.25)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD                        $  15.89  $  13.89  $  13.61  $  14.31  $  12.68
                               ========  ========  ========  ========  ========
TOTAL RETURN(A)                   19.12%    27.18%     4.48%    18.97%    16.46%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000's)                      $655,373  $231,533  $235,781  $151,286  $102,232
 Net expenses to average
  daily net assets                 0.48%     0.48%     0.48%     0.48%     0.49%
 Net investment income to
  average daily net assets         2.15%     1.67%     1.55%     1.66%     2.02%
 Portfolio turnover rate             58%      135%       54%       30%        3%
 Average broker commission
  rate per equity share(b)     $  .0271       N/A       N/A       N/A       N/A
 Fees and expenses
  voluntarily waived or borne
  by the Manager consisted of
  the following per share
  amounts:                     $   0.03  $   0.02  $   0.01  $   0.02  $   0.02

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

26               See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO Small Cap Value Fund (the "Fund"), formerly named the GMO Core II Secondaries Fund, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

  The Fund seeks long-term growth of capital through investment primarily in companies whose equity capitalization ranks in the lower two-thirds of the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

  On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  FUTURES CONTRACTS
  The Fund may purchase and sell futures contracts on domestic stock indicies. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

  SECURITY LENDING
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $30,933,294, collateralized by cash in the amount of $32,611,600, which was invested in short-term instruments.

  SWAP AGREEMENTS
  The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements as of February 28, 1997.

  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for partnership interests, return of capital dividends and redemptions in-kind. Gains associated with such in-kind redemptions amounted to $18,937,607.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

   Undistributed Net          Accumulated Net Realized
   Investment Income                Gain/(Loss)                      Paid in Capital
   -----------------          ------------------------               ---------------
       ($24,845)                    ($16,120,442)                      $16,145,287

  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. Prior to June 1, 1996, the premium on cash purchases and fee on redemptions was .75% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $3,055,202 in purchase premiums and $191,650 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

  GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .48%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997 was $1,725. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended February 28, 1997, aggregated $465,555,595 and $172,108,038, respectively.

4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 100% of the outstanding Class I shares of the Fund were held by one shareholder and 14% of the outstanding Class III shares of the Fund were held by one shareholder, each holding in excess of 10% of the outstanding shares of the respective class.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                       Period from January 2, 1997
                                      (commencement of operations)
                                          to February 28, 1997
    Class I:                          -----------------------------
                                         Shares         Amount
                                      -----------------------------
    Shares sold                             87,565 $      1,343,250
    Shares issued to shareholders in
     reinvestment
     of distributions                           --               --
    Shares repurchased                          --               --
                                      ------------ ----------------
    Net increase                            87,565 $      1,343,250
                                      ============ ================

                                    Year Ended                  Year Ended
                                 February 28, 1997          February 29, 1996
    Class III:               --------------------------  -------------------------
                               Shares        Amount        Shares       Amount
                             -----------  -------------  ----------  -------------
    Shares sold               36,443,463  $ 557,963,243   5,303,210  $  79,331,116
    Shares issued to
     shareholders
     in reinvestment of
     distributions               846,111     12,460,382   2,682,509     35,880,229
    Shares repurchased       (12,721,369)  (194,084,186) (8,664,888)  (119,379,511)
                             -----------  -------------  ----------  -------------
    Net increase (decrease)   24,568,205  $ 376,339,439    (679,169) $  (4,168,166)
                             ===========  =============  ==========  =============

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


6.FINANCIAL INSTRUMENTS

  A summary of outstanding financial instruments at February 28, 1997 is as follows:

  LONG FUTURES CONTRACTS

   Number of                      Expiration                        Net Unrealized
   Contracts         Type            Date        Contract Value      Depreciation
   ---------     ------------     ----------     --------------     --------------
     1030        Russell 2000     March 1997      $185,297,000       $(1,999,530)

  At February 28, 1997, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 28.20% of distributions as net capital gain dividends.

GMO SMALL CAP VALUE FUND
(FORMERLY THE GMO CORE II SECONDARIES FUND)
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

  Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class III shares of the GMO Small Cap Value Fund (formerly the GMO Core II Secondaries Fund) returned 19.1% for the fiscal year ended February 28, 1997 as compared to 26.1% for the S&P 500. The combined Russell benchmark (the Russell 2500 through December 31, 1996 and the Russell 2000 Value Index thereafter), returned 17.6% for the fiscal year. Consistent with the Fund's investment objective and policies, the Fund was invested in common stocks throughout the period.

  Sector bets had a negative impact on performance for the year. During the year, the Fund was tilted toward defensive stocks and away from technology stocks, while defensive stocks underperformed the benchmark and technology stocks outperformed. Underweights in banks and energy stocks, which outperformed the index, also contributed negatively.

  The negative impact of industry sector bets was largely offset by the Fund's overweight in low price-to-book stocks, which strongly outperformed high price-to-book stocks for the year.

  The GMO Small Cap Value Fund selects stocks based on our three primary selection techniques -- value, momentum and neglect. Stock selection was quite positive for the year. Stocks in the best quartile of our proprietary dividend discount (value) model outperformed the index by a wide margin, while stocks not selected by our three investment styles underperformed the index.

  Since 1983, small capitalization stocks have lagged and today they look increasingly attractive relative to large capitalization stocks on a number of measures -- price-to-book, price-to-cash flow, price-to-sales and price-to-fair value. Although not as cheap as they were in the mid-1970's (prior to their legendary rise through 1983), today small-cap stocks are at their cheapest relative price since the late 1970's when institutions began to treat small-cap stocks as a separate asset class. We expect that small-cap stocks will outperform over a two-to-four year horizon.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO Small Cap Value Fund Class III shares and the
S & P 500 Index
As of February 28, 1997

Average Annual Total Return

                                                             Since
                                                           Inception
                1 Year                5 Year               12/31/91
Class III           17.9%              16.8%                  18.6%
                                                           01/02/97
Class I               n/a              n/a                     2.5%


                           [LINE GRAPH APPEARS HERE]

                  Date      GMO Small Cap Value Fund      S & P 500 Index
                12/31/91              9,950                    10,000
                02/29/92             11,037                     9,941
                02/28/93             12,856                    11,000
                02/28/94             15,294                    11,916
                02/28/95             15,861                    12,794
                02/29/96             20,172                    17,233
                02/28/97             24,029                    21,741

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Performance for Class I shares will be different due to lower shareholder service fees. Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. SECTOR FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Sector Fund (formerly GMO U.S. Sector Allocation Fund) at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP
  Boston, Massachusetts
  April 10, 1997

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                               VALUE ($)
-------------------------------------------------------------------

              COMMON STOCKS -- 77.7%
              AEROSPACE -- 0.7%
       18,200 Raytheon Co                                   857,675
       12,800 TRW Inc                                       670,400
                                                       ------------
                                                          1,528,075
                                                       ------------
              AUTOMOTIVE -- 2.5%
          400 Bandag Inc                                     19,500
       42,400 Chrysler Corp                               1,436,299
       56,300 Ford Motor Co                               1,850,862
       31,900 General Motors Corp                         1,846,212
        5,200 Goodyear Tire & Rubber Co                     274,300
        7,300 Harley Davidson Inc                           272,838
                                                       ------------
                                                          5,700,011
                                                       ------------
              BANKING AND FINANCIAL SERVICES -- 9.3%
       17,800 Ahmanson (HF) & Co                            732,025
        1,700 American General Corp                          73,738
        5,600 Amsouth Bancorp                               287,000
       22,000 Bank of Boston Corp                         1,658,249
       21,800 Bank of New York Inc                          844,750
        9,800 Bankers Trust New York Corp                   889,350
       19,900 Barnett Banks Inc                             920,375
       14,825 Bear Stearns Inc                              444,749
        4,200 Beneficial Corp                               290,325
       36,344 Chase Manhattan Corp                        3,638,942
        5,100 Citicorp                                      595,425
        1,700 Comdisco Inc                                   52,913
        6,200 Countrywide Credit Industry Inc               180,575
       19,000 Dean Witter Discover & Co                     729,125
        2,900 Edwards (AG) Inc                              102,950
        2,200 First Chicago NBD Corp                        128,700
       10,300 Fleet Financial Group Inc                     628,300
        3,700 Golden West Financial Corp                    250,675
       23,000 Great Western Financial Corp                1,009,124
        3,700 Greenpoint Financial Corp                     222,000
        2,600 Household International Inc                   251,875
        6,300 Lehman Brothers Holding Inc                   211,838
       10,900 Mellon Bank Corp                              876,088
        7,100 Merrill Lynch                                 681,600
        3,200 Morgan Stanley Group Inc                      202,000


              See accompanying notes to the financial statements.             1

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                    VALUE ($)
------------------------------------------------------------------------

              BANKING AND FINANCIAL SERVICES -- CONTINUED
        2,500 Paine Webber Group Inc                              81,563
       38,200 PNC Bank Corp                                    1,618,724
       17,000 Salomon Inc                                        945,625
        4,700 Southern National Corp                             182,713
        4,100 Student Loan Marketing Association                 434,088
        7,600 Summit Bancorp                                     362,900
        2,600 Sunamerica Inc                                     119,275
        3,500 Synovus Financial Corp                             122,063
       18,330 Travelers Group Inc                                982,946
        9,700 US Bancorp                                         478,938
                                                            ------------
                                                              21,231,526
                                                            ------------
              CHEMICALS -- 0.6%
        4,700 Eastman Chemical Co                                259,088
       13,700 Monsanto Co                                        498,338
        1,100 Praxair Inc                                         53,488
       12,800 Union Carbide Corp                                 604,800
                                                            ------------
                                                               1,415,714
                                                            ------------
              COMPUTER AND OFFICE EQUIPMENT -- 1.2%
       20,400 Compaq Computer Corp *                           1,616,699
       12,950 Computer Associates International Inc              563,325
        2,100 HBO & Co                                           121,013
            1 NCR Corp                                                 8
        2,800 Pitney Bowes Inc                                   173,950
        2,100 Reynolds & Reynolds Inc, Class A                    58,800
        3,200 Sterling Software Inc                               91,600
        1,800 Western Digital Corp                               106,200
                                                            ------------
                                                               2,731,595
                                                            ------------
              CONSTRUCTION -- 0.1%
        5,600 Home Depot Inc                                     305,200
                                                            ------------
              CONSUMER GOODS -- 2.1%
       13,200 Callaway Golf Co                                   420,750
        5,600 Clorox Co                                          669,200
       14,200 CVS Corp                                           656,750
        1,500 Hasbro Inc                                          64,125
        5,600 Liz Claiborne Inc                                  226,800
        2,600 Newell Co                                           96,525
        5,800 Nike Inc, Class B                                  416,875

2              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                      VALUE ($)
----------------------------------------------------------

              CONSUMER GOODS -- CONTINUED
       12,400 Procter and Gamble Co              1,489,549
        6,600 Reebok International Ltd             308,550
        5,100 VF Corp                              354,450
                                              ------------
                                                 4,703,574
                                              ------------
              ELECTRONIC EQUIPMENT -- 0.3%
        1,400 3 Com Corp *                          46,353
        3,400 Cooper Industries Inc                150,450
          300 Hubbell Inc, Class B                  12,713
        2,500 Litton Industries *                  107,500
          600 Northern Telecom Ltd                  43,125
        1,400 Raychem Corp                         119,175
        8,800 Tellabs Inc                          350,900
                                              ------------
                                                   830,216
                                              ------------
              ENVIRONMENTAL CONTROL -- 0.1%
        9,000 Wheelabrator Technology Inc          128,250
                                              ------------
              FOOD AND BEVERAGE -- 5.5%
       54,200 Anheuser Busch Cos Inc             2,411,899
       41,898 Archer Daniels Midland Co            775,113
       52,300 Coca Cola Co                       3,190,299
        5,600 Coca Cola Enterprises Inc            345,800
       20,300 CPC International Inc              1,707,737
        2,600 Dean Foods Co                         84,825
        2,700 Hormel (Geo A) and Co                 70,875
        8,700 IBP Inc                              202,275
       12,300 Pepsico Inc                          404,363
        1,800 RJR Nabisco Holdings Corp             65,925
       27,400 Sara Lee Corp                      1,061,749
        7,600 Seagrams Co Ltd                      296,400
        8,900 Unilever ADR                       1,695,449
          600 Universal Foods Corp                  20,700
        7,700 Whitman Corp                         180,950
          800 Wrigley (William Jr) Co               47,900
                                              ------------
                                                12,562,259
                                              ------------
              HEALTH CARE -- 1.3%
        1,000 Becton Dickinson & Co                 49,250
          600 Cardinal Health Inc                   36,900
        1,300 Columbia HCA Healthcare Corp          54,600
        2,600 Hillenbrand Industries Inc            97,825

              See accompanying notes to the financial statements.            3

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                        VALUE ($)
------------------------------------------------------------

              HEALTH CARE -- CONTINUED
        9,100 Johnson & Johnson                      524,388
          300 McKesson Corp                           19,875
       29,700 Pharmacia & Upjohn Inc               1,095,187
       25,600 Tenet Healthcare Corp *                694,400
        7,700 United States Surgical Corp            328,213
        1,200 Wellpoint Health Network                51,450
                                                ------------
                                                   2,952,088
                                                ------------
              INSURANCE -- 3.4%
        5,500 Aetna Life and Casualty Co             455,813
        4,600 AFLAC Corp                             185,725
        9,900 Allstate Corp                          627,413
        2,700 AMBAC Inc                              180,225
        2,100 Cigna Corp                             321,038
        1,200 CNA Financial Corp *                   133,500
       23,200 Conseco Inc                            910,600
        7,600 Lincoln National Corp                  441,750
       11,100 Loews Corp                           1,133,587
        3,300 MBIA Inc                               322,163
        5,050 Old Republic International Corp        136,981
        2,400 Progressive Corp                       158,700
        1,300 Provident Cos Inc                       70,850
        9,700 Providian Corp                         541,988
          100 Reliastar Financial Corp                 6,200
       10,500 Safeco Corp                            438,375
       12,300 Saint Paul Cos Inc                     830,250
        3,800 Torchmark Corp                         223,725
        6,100 Transamerica Corp                      534,513
          600 USLIFE Corp                             28,575
                                                ------------
                                                   7,681,971
                                                ------------
              MACHINERY -- 0.2%
        5,400 Baker Hughes Inc                       191,700
        3,000 FMC Corp *                             206,250
                                                ------------
                                                     397,950
                                                ------------
              MANUFACTURING -- 2.9%
       12,200 Corning Inc                            459,025
       26,400 General Electric Co                  2,715,899
        4,900 Gillette Co                            387,713
       12,300 IBM Corp                             1,768,124

4              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                          VALUE ($)
--------------------------------------------------------------

              MANUFACTURING -- CONTINUED
        8,900 International Game Technology            155,750
        3,600 Leggett & Platt Inc                      129,150
        7,400 Temple Inland Inc                        407,925
        6,700 Tyco International Ltd                   395,300
        2,400 United Technologies Corp                 180,600
                                                  ------------
                                                     6,599,486
                                                  ------------
              METALS AND MINING -- 0.2%
        7,900 Allegheny Teledyne Inc                   201,450
        4,700 Phelps Dodge Corp                        336,050
                                                  ------------
                                                       537,500
                                                  ------------
              OIL AND GAS -- 5.4%
        8,800 Apache Corp                              284,900
        9,100 Atlantic Richfield Co                  1,137,499
        4,400 Burlington Resources Inc                 193,050
       11,600 Chevron Corp                             748,200
       11,700 Columbia Gas Systems Inc                 687,375
        2,600 Ensco International Inc *                112,775
       14,500 Exxon Corp                             1,448,187
          200 FINA Inc, Class A                         12,475
       16,400 Global Marine Inc *                      305,450
        1,700 Mobil Corp                               208,675
        1,800 Noble Affiliates Inc                      70,200
        8,300 Noble Drilling Corp                      147,325
        1,000 Noram Energy Corp                         15,000
        9,300 Occidental Petroleum Corp                237,150
        3,000 Oryx Energy Co *                          60,000
        3,800 Pennzoil Co                              218,025
       19,200 Phillips Petroleum Co                    794,400
        6,600 Royal Dutch Petroleum Co ADR           1,141,799
        7,000 Schlumberger Ltd                         704,375
       18,300 Sonat Inc                                841,800
       20,900 Texaco Inc                             2,066,487
       20,700 Unocal Corp                              799,538
        2,800 USX--Marathon Group                       74,550
                                                  ------------
                                                    12,309,235
                                                  ------------
              PAPER AND ALLIED PRODUCTS -- 0.8%
        4,200 Champion International Corp              185,325
       18,700 International Paper Co                   780,725

              See accompanying notes to the financial statements.            5

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                      VALUE ($)
--------------------------------------------------------------------------

              PAPER AND ALLIED PRODUCTS -- CONTINUED
        5,400 Mead Corp                                            314,550
        3,500 Sonoco Products Co                                    91,875
       11,600 Westvaco Corp                                        342,200
          500 Willamette Industries Inc                             32,000
                                                              ------------
                                                                 1,746,675
                                                              ------------
              PHARMACEUTICALS -- 6.4%
       50,100 Abbott Laboratories                                2,818,124
          700 Allergan Inc                                          23,800
       27,500 American Home Products Corp                        1,759,999
       37,500 Bristol Myers Squibb Co                            4,893,749
        9,900 Lilly (Eli) & Co                                     865,013
       17,700 Merck & Co Inc                                     1,628,399
        6,300 Pfizer Inc                                           577,238
        7,200 Schering Plough Corp                                 551,700
       16,800 Warner Lambert Co                                  1,411,199
                                                              ------------
                                                                14,529,221
                                                              ------------
              PRIMARY MATERIALS -- 0.0%
          400 Vulcan Materials Co                                   25,900
                                                              ------------
              PRIMARY PROCESSING -- 0.1%
        8,100 USX-US Steel Group Inc                               254,138
                                                              ------------
              REAL ESTATE -- 14.3%
        3,300 Alexander Haagen Properties                           49,500
        3,800 Ambassador Apartments Inc                             92,150
        5,500 Amli Residential Properties Trust                    130,625
        5,800 Apartment Investment & Management Co, Class A        168,200
        4,300 Arden Realty Group Inc                               118,788
        4,000 Associated Estates Realty Capital                     94,000
        8,700 Avalon Properties Inc                                242,513
        8,000 Bay Apartment Communities Inc                        287,000
       10,300 Berkshire Realty Co                                  119,738
        8,600 Bradley Real Estate Inc                              167,700
        6,900 BRE Properties Inc                                   169,050
        7,400 Burnham Pacific Properties Inc                       108,225
       22,800 Cali Realty Trust                                    729,600
        8,600 Camden Property Trust                                235,425
       29,800 Carramerica Realty Corp                              905,175
        9,000 CBL & Associates Properties                          223,875
       13,700 Centerpoint Properties Corp                          433,263

6              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                            VALUE ($)
----------------------------------------------------------------

              REAL ESTATE -- CONTINUED
        5,106 Chateau Properties Inc                     131,474
        5,500 Chelsea GCA Realty Inc                     187,688
        8,600 Colonial Properties Trust                  250,475
        6,800 Columbus Realty Trust                      141,950
       13,000 Commercial Net Lease Realty                203,125
       17,000 Cousins Properties Inc                     414,375
       20,700 Crescent Real Estate Equities            1,133,324
        4,800 Crown American Realty Trust                 37,800
        6,900 Developers Diversified Realty Corp         252,713
       23,600 Duke Realty Investments                    946,950
       14,200 Equity Inns Inc                            191,700
       29,500 Equity Residential Properties Trust      1,334,874
        1,700 Essex Property Trust Inc Reit               51,000
        7,500 Evans Withycombe Residential               153,750
        5,200 Excel Realty Trust Inc                     127,400
        2,500 Factory Realty Trust Inc                    16,563
       14,100 Federal Realty Investment Trust            378,938
       19,100 Felcor Suite Hotels Inc                    647,013
       19,000 First Industrial Reality Trust             567,625
       26,100 Franchise Finance Corp of America          675,338
        6,700 Gables Residential Trust                   173,363
       12,800 General Growth Properties                  392,000
        9,100 Glimcher Realty Trust                      189,963
       26,700 Highwood Properties Inc                    921,150
        2,500 Horizon Group Inc                           32,813
       14,100 Innkeepers USA Trust                       197,400
       15,100 IRT Property Co                            169,875
        9,700 Irvine Apartment Communities               261,900
        6,400 JDN Realty Corp                            184,000
        8,000 JP Realty Inc                              206,000
       22,800 Kimco Realty Corp                          766,650
       14,400 Koger Equity Inc                           257,400
        3,400 Kranzco Realty Trust                        54,825
        4,900 Lexington Corporate Properties              63,088
       23,200 Liberty Property Trust                     551,000
        9,700 Macerich Co                                267,963
        8,700 Manufactured Home Communities              197,925
        1,700 Mark Centers Trust                          19,338
       14,900 Merry Land & Investment Co                 322,213
        4,600 MGI Properties Inc                         100,050
        2,800 Mid America Apartment Community             81,200

              See accompanying notes to the financial statements.            7

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                             VALUE ($)
-----------------------------------------------------------------

              REAL ESTATE -- CONTINUED
        7,800 Mills Corp                                  183,300
        7,600 National Golf Properties Inc                248,900
       16,400 New Plan Realty Trust                       381,300
        4,500 Oasis Residential Inc                       104,063
        3,800 Paragon Group Inc                            65,550
       14,300 Patriot American Hospitality                647,075
        1,400 Pennsylvania Real Estate                     32,025
        8,700 Post Properties Inc                         329,513
       63,900 Public Storage Inc                        1,717,312
        2,500 Regency Realty Corp                          68,438
       14,900 RFS Hotel Investors Inc                     253,300
        4,100 Saul Centers Inc                             69,700
       56,500 Security Capital Industrial Trust         1,242,999
       44,200 Security Capital Pacific Trust            1,038,699
       15,700 Shurgard Storage Centers                    439,600
       41,200 Simon Debartolo Group Inc                 1,241,149
        3,700 Smith (Charles E) Residential               104,525
       22,300 Spieker Properties Inc                      811,163
       24,300 Starwood Lodging Trust                      950,738
        7,300 Storage Trust Realty                        196,188
       14,700 Storage USA Inc                             538,388
        9,000 Summit Properties Inc                       182,250
        6,100 Sun Communities Inc                         195,963
        1,200 Tanger Factory Outlet Centers Inc            29,850
       13,200 Taubman Centers Inc                         173,250
        2,000 Town & Country Trust                         29,000
        9,100 Trinet Corporate Realty Trust               310,538
       43,924 United Dominion Realty Trust                658,860
        9,300 Urban Shopping Centers Inc                  291,788
       16,900 Vornado Realty Trust                        978,088
        5,700 Walden Residential Properties Inc           146,775
        9,600 Washington Realty Trust                     171,600
        9,600 Weeks Corp                                  321,600
       14,300 Weingarten Realty                           613,113
        7,400 Wellsford Residential Properties            216,450
        6,100 Western Investment Real Estate Trust         78,538
        8,400 Winston Hotels Inc                          112,350
                                                     ------------
                                                       32,702,956
                                                     ------------

8              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                        VALUE ($)
------------------------------------------------------------

              REFINING -- 0.1%
        1,300 Murphy Oil Corp                         60,288
        5,700 Tosco Corp                             158,888
                                                ------------
                                                     219,176
                                                ------------
              RETAIL TRADE -- 3.1%
       21,700 Albertsons Inc                         764,925
       11,700 American Stores Co                     523,575
       26,300 Dayton Hudson Corp                   1,104,599
       12,000 Dillard Department Stores Inc          361,500
        6,900 Fruit of the Loom Inc                  282,038
       11,500 Gap Inc                                379,500
       68,500 Kmart Corp *                           856,250
        6,300 May Department Stores Co               293,738
       13,200 Penney (JC) Co Inc                     650,100
       10,100 Safeway Inc *                          486,063
        3,900 TJX Cos Inc                            162,825
       23,400 Toys R Us Inc *                        608,400
       20,700 Wal Mart Stores Inc                    545,963
                                                ------------
                                                   7,019,476
                                                ------------
              SERVICES -- 0.1%
          600 BHC Communications Inc, Class A         61,200
          400 Circus Circus Enterprises Inc *         12,500
        1,100 Equifax Inc                             32,725
          300 Fleming Cos Inc                          5,250
          700 Robert Half International Inc           29,138
        5,300 Supervalu Inc                          164,300
                                                ------------
                                                     305,113
                                                ------------
              TECHNOLOGY -- 4.8%
        5,100 Advanced Micro Devices Inc *           182,963
        4,100 Avnet Inc                              256,250
        2,600 Cabletron Systems Inc                   78,000
       15,300 Cisco Systems Inc *                    851,063
       11,500 Dell Computer Corp                     817,938
        1,500 Grainger (WW) Inc                      118,875
       24,600 Intel Corp                           3,490,124
       32,100 Microsoft Corp                       3,129,749
       12,600 Oracle Corp                            494,550
          500 Seagate Technology Corp                 23,625

              See accompanying notes to the financial statements.             9

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                                 VALUE ($)
---------------------------------------------------------------------

              TECHNOLOGY -- CONTINUED
       15,800 Storage Technology Corp *                       659,650
       14,500 Xerox Corp                                      906,250
                                                         ------------
                                                           11,009,037
                                                         ------------
              TELECOMMUNICATIONS -- 3.6%
       45,100 AT & T Corp                                   1,798,362
        6,600 Bell Atlantic Corp                              456,225
        1,200 Bellsouth Corp                                   56,250
        1,900 Cincinnati Bell Inc                             117,800
       15,300 GTE Corp                                        715,275
       12,600 MCI Communications Corp                         450,450
       14,300 NYNEX Corp                                      736,450
       47,800 Pacific Telesis Group                         1,947,849
       35,700 Sprint Corp                                   1,624,349
        8,700 US West Inc                                     313,200
                                                         ------------
                                                            8,216,210
                                                         ------------
              TOBACCO -- 0.6%
       10,000 Philip Morris Cos Inc                         1,351,249
                                                         ------------
              TRANSPORTATION -- 1.1%
       22,900 Burlington Northern Santa Fe Railroad Co      1,906,424
        7,600 CSX Corp                                        350,550
        8,500 Ryder System Inc                                267,750
                                                         ------------
                                                            2,524,724
                                                         ------------
              UTILITIES -- 6.9%
        4,500 AES Corp *                                      294,188
       13,100 Allegheny Power System Inc                      401,188
       19,300 American Electric Power Inc                     805,775
       20,000 Baltimore Gas and Electric Co                   550,000
        9,100 Carolina Power and Light Co                     337,838
       29,900 Central & South West Corp                       728,813
       25,000 Cinergy Corp                                    862,500
        4,300 Citizens Utilities, Class B                      51,063
       11,300 CMS Energy Corp                                 370,075
        5,500 Coastal Corp                                    250,250
        4,200 Dominion Resources Inc                          169,050
       13,200 DPL Inc                                         325,050
        9,700 DQE Inc                                         287,363
       20,000 Duke Power Co                                   885,000
       47,000 Edison International                          1,010,499
        5,000 Enova Corp                                      111,875
       46,100 Entergy Corp                                  1,215,887

10              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

  PAR VALUE ($)/
      SHARES     DESCRIPTION                                        VALUE ($)
-------------------------------------------------------------------------------

                 UTILITIES -- CONTINUED
        28,500   Houston Industries Inc                                 662,625
        13,100   Illinova Corp                                          327,500
         6,200   LG&E Energy Corp                                       153,450
        15,500   Long Island Lighting Co                                356,500
        10,600   New York State Electric and Gas Corp                   246,450
         4,900   Northern States Power Co                               233,363
        27,000   Pacificorp                                             556,875
         8,600   Portland General Electric Co                           336,475
         9,500   Potomac Electric Power Co                              241,063
         6,200   PP & L Resources Inc                                   141,825
         5,100   Public Service of Colorado                             198,900
         6,500   Scana Corp                                             169,813
        90,600   Southern Co                                          1,970,549
         9,000   Teco Energy Inc                                        219,375
        22,600   Texas Utilities Co                                     912,475
        13,700   Wisconsin Energy Corp                                  351,063
                                                                   ------------
                                                                     15,734,715
                                                                   ------------
                 TOTAL COMMON STOCKS (COST $160,981,967)            177,253,240
                                                                   ------------
                 SHORT-TERM INVESTMENTS -- 13.0%
                 U.S. GOVERNMENT -- 0.3%
   $   700,000   U.S. Treasury Bill, 5.22% due 5/29/97(a)               691,422
                                                                   ------------
                 REPURCHASE AGREEMENTS -- 10.0%
   $11,421,973   Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,
                 with a maturity value of $11,426,589 and an
                 effective yield of 4.85%,
                 collateralized by U.S. Treasury Obligations
                 with rates ranging from
                 7.25% to 11.88%, with maturity dates ranging
                 from 11/15/03 to 5/15/20
                 and with an aggregate market value of
                 $11,662,781.                                        11,421,973
   $11,421,973   Prudential Securities, Inc Repurchase
                 Agreement, dated 2/28/97, due
                 3/3/97, with a maturity value of $11,426,513
                 and an effective yield of
                 4.77%, collateralized by U.S. Government Agency
                 Obligations with
                 rates ranging from 6.30% to 6.75%, with
                 maturity dates ranging from
                 5/24/01 to 12/03/01 and with an aggregate
                 market value of $11,650,538.                        11,421,973
                                                                   ------------
                                                                     22,843,946
                                                                   ------------

              See accompanying notes to the financial statements.            11

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

  PAR VALUE ($)/
      SHARES     DESCRIPTION                                     VALUE ($)
----------------------------------------------------------------------------

                 CASH EQUIVALENTS -- 2.7%(B)
       892,837   American AAdvantage Money Market Fund               892,837
   $ 2,691,219   Bank of Boston Eurodollar Time Deposit,
                 5.5375% due 3/3/97                                2,691,219
     2,556,944   Merrimac Cash Fund Premium Class                  2,556,944
                                                               -------------
                                                                   6,141,000
                                                               -------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $29,676,126)                               29,676,368
                                                               -------------
                 TOTAL INVESTMENTS -- 90.7%
                 (Cost $190,658,093) **                          206,929,608
                 Other Assets and Liabilities (net) -- 9.3%       21,137,917
                                                               -------------
                 TOTAL NET ASSETS -- 100%                      $ 228,067,525
                                                               =============
                 NOTES TO THE SCHEDULE OF INVESTMENTS:
                 ADR -- American Depositary Receipt
                  * Non-income producing security.
                 (a) Security has been segregated to cover margin
                     requirements on open financial futures contracts.
                 (b) Represents investments of security lending collateral
                     (Note 1).
                 ** The aggregate identified cost for federal income tax
                    purposes is $190,928,233, resulting in gross
                    unrealized appreciation and depreciation of
                    $17,738,772 and $1,737,397, respectively, and net
                    unrealized appreciation of $16,001,375.

12              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $190,658,093) (Note 1)           $ 206,929,608
 Cash                                                           27,222,103
 Receivable for investments sold                                 2,292,340
 Dividends and interest receivable                                 505,220
 Receivable for variation margin on open futures contracts
  (Notes 1 and 6)                                                   82,350
 Receivable for expenses waived or borne by Manager (Note 2)        37,624
                                                             -------------
  Total assets                                                 237,069,245
                                                             -------------
LIABILITIES:
 Payable for investments purchased                               1,974,041
 Payable upon return of securities loaned (Note 1)               6,141,000
 Payable to affiliate for (Note 2):
  Management fee                                                    86,280
  Shareholder service fee                                           26,548
 Accrued expenses                                                   55,740
 Payable for open swap contracts (Notes 1 and 6)                   718,111
                                                             -------------
  Total liabilities                                              9,001,720
                                                             -------------
NET ASSETS                                                   $ 228,067,525
                                                             =============
NET ASSETS CONSIST OF:
 Paid-in-capital                                             $ 164,450,814
 Accumulated undistributed net investment income                 1,418,165
 Accumulated undistributed net realized gain                    46,503,127
 Net unrealized appreciation                                    15,695,419
                                                             -------------
                                                             $ 228,067,525
                                                             =============
NET ASSETS ATTRIBUTABLE TO:
 Class I shares                                              $   1,356,604
                                                             =============
 Class III shares                                            $ 226,710,921
                                                             =============
SHARES OUTSTANDING:
 Class I                                                           104,149
                                                             =============
 Class III                                                      17,394,941
                                                             =============
NET ASSET VALUE PER SHARE:
 Class I                                                     $       13.03
                                                             =============
 Class III                                                   $       13.03
                                                             =============

              See accompanying notes to the financial statements.            13

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of withholding taxes of $13,644)           $ 4,708,694
 Interest (including securities lending income of $11,654)   1,038,804
                                                           -----------
 Total income                                                5,747,498
                                                           -----------
EXPENSES:
 Management fee (Note 2)                                     1,138,768
 Custodian and transfer agent fees                              71,685
 Audit fees                                                     47,090
 Registration fees                                              12,208
 Legal fees                                                     11,374
 Trustees fees (Note 2)                                          1,185
 Miscellaneous                                                   2,389
 Fees waived or borne by Manager (Note 2)                     (434,930)
                                                           -----------
                                                               849,769
 Shareholder service fee (Note 2)
 Class I                                                         1,688
 Class III                                                     264,906
                                                           -----------
 Net expenses                                                1,116,363
                                                           -----------
  Net investment income                                      4,631,135
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
 Investments                                                62,135,280
 Closed futures contracts                                    5,402,447
 Closed swap contracts                                      (1,867,196)
                                                           -----------
  Net realized gain                                         65,670,531
                                                           -----------
 Change in net unrealized appreciation (depreciation) on:
 Investments                                               (20,814,751)
 Open futures contracts                                        132,679
 Open swap contracts                                          (403,007)
                                                           -----------
  Net unrealized loss                                      (21,085,079)
                                                           -----------
 Net realized and unrealized gain                           44,585,452
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $49,216,587
                                                           ===========

14              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED
                                           FEBRUARY 28, 1997 FEBRUARY 29, 1996
                                           ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                       $  4,631,135      $  5,252,390
 Net realized gain                             65,670,531        52,195,479
 Change in net unrealized appreciation
  (depreciation)                              (21,085,079)       18,654,244
                                             ------------      ------------
 Net increase in net assets resulting from
  operations                                   49,216,587        76,102,113
                                             ------------      ------------
Distributions to shareholders from:
 Net investment income
 Class I                                           (8,397)               --
 Class III                                     (3,967,362)       (5,069,167)
                                             ------------      ------------
 Total distributions from net investment
  income                                       (3,975,759)       (5,069,167)
                                             ------------      ------------
 Net realized gains
 Class I                                          (85,607)               --
 Class III                                    (51,735,148)      (19,784,233)
                                             ------------      ------------
 Total distributions from net realized
  gains                                       (51,820,755)      (19,784,233)
                                             ------------      ------------
                                              (55,796,514)      (24,853,400)
                                             ------------      ------------
Net share transactions: (Note 5)
 Class I                                        1,245,516                --
 Class III                                     22,083,220       (47,221,095)
                                             ------------      ------------
 Increase (decrease) in net assets
  resulting from net share
  transactions                                 23,328,736       (47,221,095)
                                             ------------      ------------
 Total increase in net assets                  16,748,809         4,027,618
NET ASSETS:
 Beginning of period                          211,318,716       207,291,098
                                             ------------      ------------
 End of period (including accumulated
  undistributed net investment income of
  $1,418,165 and $774,923, respectively)     $228,067,525      $211,318,716
                                             ============      ============

              See accompanying notes to the financial statements.            15

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  PERIOD FROM SEPTEMBER 3, 1996
                                                  (COMMENCEMENT OF OPERATIONS)
                                                      TO FEBRUARY 28, 1997
                                                  -----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.78
                                                             ------
Income from investment operations:
 Net investment income                                         0.12
 Net realized and unrealized gain                              2.10
                                                             ------
 Total from investment operations                              2.22
                                                             ------
Less distributions to shareholders:
 From net investment income                                   (0.09)
 From net realized gains                                      (0.88)
                                                             ------
 Total distributions                                          (0.97)
                                                             ------
NET ASSET VALUE, END OF PERIOD                               $13.03
                                                             ======
TOTAL RETURN (A)                                              19.25%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $1,357
 Net expenses to average daily net assets                      0.61%*
 Net investment income to average daily net
  assets                                                       1.97%*
 Portfolio turnover rate                                        104%
 Average broker commission rate per equity share             $.0270
 Fees and expenses voluntarily waived or borne by
  the
  Manager consisted of the following per share
  amount:                                                     $0.01

(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
 *Annualized.

16              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                     YEAR ENDED FEBRUARY 28/29,
                             -----------------------------------------------
                              1997      1996      1995      1994     1993 *
                             -------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING
 OF PERIOD                   $ 13.63  $  11.06  $  11.26  $  10.38  $  10.00
                             -------  --------  --------  --------  --------
Income from investment
 operations:
 Net investment income          0.26      0.29      0.28      0.29      0.05
 Net realized and unrealized
  gain                          2.20      3.90      0.49      1.21      0.33
                             -------  --------  --------  --------  --------
 Total from investment
  operations                    2.46      4.19      0.77      1.50      0.38
                             -------  --------  --------  --------  --------
Less distributions to
 shareholders:
 From net investment income    (0.22)    (0.29)    (0.27)    (0.30)      --
 From net realized gains       (2.84)    (1.33)    (0.70)    (0.32)      --
                             -------  --------  --------  --------  --------
 Total distributions           (3.06)    (1.62)    (0.97)    (0.62)      --
                             -------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD                      $ 13.03  $  13.63  $  11.06  $  11.26  $  10.38
                             =======  ========  ========  ========  ========
TOTAL RETURN (A)               20.88%    38.90%     7.56%    14.64%     3.80%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000's)                    226,711  $211,319  $207,291  $167,028  $169,208
 Net expenses to average
  daily net assets              0.48%     0.48%     0.48%     0.48%     0.48%**
 Net investment income to
  average daily net assets      1.99%     2.27%     2.61%     2.56%     3.20%**
 Portfolio turnover rate         104%       84%      101%       53%        9%
 Average broker commission
  rate per equity share (b)  $ .0270       N/A       N/A       N/A       N/A
 Fees and expenses
  voluntarily waived or
  borne by
  the Manager consisted of
  the following per
  share amounts:             $  0.02  $   0.01  $   0.01  $   0.01  $   0.01

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
 * For the period from December 31, 1992 (commencement of operations) to February 28, 1993.
** Annualized.

              See accompanying notes to the financial statements.            17

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO U.S. Sector Fund (the "Fund"), formerly named the GMO U.S. Sector Allocation Fund, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

  The Fund seeks a total return greater than that of the Standard & Poor's 500 Stock Index through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index and primarily in common stocks chosen from among the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

  On June 1, 1996, the Fund began to offer three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus. Class III shares are the continuation of the Trust's shares that existed prior to June 1, 1996, and bear the same total operating expenses (after the voluntary expense waiver) as those shares.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  FUTURES CONTRACTS
  The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

  SECURITY LENDING
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $5,948,663, collateralized by cash in the amount of $6,141,000, which was invested in short-term instruments.

  SWAP AGREEMENTS
  The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 28, 1997.

  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for return of capital dividends.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

      Undistributed Net         Accumulated Net Realized
      Investment Income                Gain/(Loss)                    Paid-in Capital
   ------------------           -------------------------             ---------------
        $(12,134)                        $12,134                            --


  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  The Fund's investments in REIT equity securities may at times result in the Fund's receipt of cash in excess of the REIT's earnings. The excess amount cannot be determined by the Fund at the time of receipt. If the

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  Fund distributes amounts which are subsequently determined to exceed REIT earnings, such amounts would constitute a return of capital to Fund shareholders for federal income tax purposes.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .14% of the amount invested. Prior to June 1, 1996, the premium on cash purchases was .17% of the amount invested. All purchase premiums are paid to and recorded as paid-in capital by the Fund. For the year ended February 28, 1997, the Fund received $69,616 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  GMO earns a management fee paid monthly at the annual rate of .49% of average daily net assets. Effective June 1, 1996, the Fund adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

  GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .33% of average daily net assets. Prior to June 1, 1996, a similar waiver existed for annual expenses exceeding .48%; thus, the net annual expense ratio after the waiver for a Class III shareholder is unchanged.

  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 1997 was $1,185. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 1997, aggregated $216,293,363 and $334,403,664, respectively.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 100% of the outstanding Class I shares of the Fund were held by one shareholder and 85% of the outstanding Class III shares of the Fund were held by three shareholders, each holding in excess of 10% of the outstanding shares of the respective Class.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                      Period from September 3, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class I:                          ------------------------------
                                         Shares          Amount
                                      ------------------------------
    Shares sold                             97,467  $      1,163,513
    Shares issued to shareholders in
     reinvestment
     of distributions                        7,610            94,003
    Shares repurchased                        (928)          (12,000)
                                      ------------  ----------------
    Net increase                           104,149  $      1,245,516
                                      ============  ================

                                   Year Ended                 Year Ended
                                February 28, 1997         February 29, 1996
    Class III:               ------------------------  -------------------------
                               Shares       Amount       Shares       Amount
                             ----------  ------------  ----------  -------------
    Shares sold               7,570,612  $ 96,850,986   1,735,802  $  23,582,604
    Shares issued to
     shareholders in
     reinvestment of
     distributions            3,069,555    37,653,043     767,911     10,007,238
    Shares repurchased       (8,749,092) (112,420,809) (5,734,152)   (80,810,937)
                             ----------  ------------  ----------  -------------
    Net increase (decrease)   1,891,075  $ 22,083,220  (3,230,439) $ (47,221,095)
                             ==========  ============  ==========  =============

6.FINANCIAL INSTRUMENTS

  A summary of outstanding financial instruments at February 28, 1997 is as follows:

  LONG FUTURES CONTRACTS

                                                                     Net Unrealized
   Number of                       Expiration                         Appreciation
   Contracts          Type            Date        Contract Value     (Depreciation)
   ----------     ------------     ----------     --------------     --------------
      108         Russell 2000     March 1997      $19,429,200          $204,037
        9           S&P 500        March 1997        3,556,800           (62,022)
                                                                        --------
                                                                        $142,015
                                                                        ========

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  At February 28, 1997, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

  SWAP AGREEMENTS

                                                                       Unrealized
    Notional Amount    Expiration                                     Appreciation
   Fund/Counterparty      Date               Description             (Depreciation)
   -----------------   ---------- ---------------------------------  --------------
     $ 7,438,853/       5/16/97   Agreement with Morgan Stanley        $  21,088
       7,132,312                  Capital Services, Inc. dated May
                                  20, 1996 to pay (receive) the
                                  notional amount multiplied by the
                                  return on the Standard & Poor's
                                  500 Index (including dividends)
                                  less the notional amount
                                  multiplied by 6 month LIBOR
                                  adjusted by a specified spread
                                  and to receive (pay) the change
                                  in market value of a basket of
                                  selected securities (including
                                  dividends) less the
                                  counterparty's notional amount
                                  multiplied by 6 month LIBOR
                                  adjusted by a specified spread.
      12,990,744/       9/11/97   Agreement with Morgan Stanley         (739,199)
      13,014,462                  Capital Services, Inc. dated
                                  September 9, 1996 to pay
                                  (receive) the notional amount
                                  multiplied by the return on the
                                  Standard & Poor's 500 Index
                                  (including dividends) less the
                                  notional amount multiplied by 6
                                  month LIBOR adjusted by a
                                  specified spread and to receive
                                  (pay) the change in market value
                                  of a basket of selected
                                  securities (including dividends)
                                  less the counterparty's notional
                                  amount multiplied by 6 month
                                  LIBOR adjusted by a specified
                                  spread.
                                                                       ---------
                                  Net unrealized depreciation          $(718,111)
                                                                       =========

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

FEDERAL INCOME TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------


For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 74.94% of distributions as net capital gain dividends.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

  Mr. R. Jeremy Grantham and Mr. Christopher Darnell are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co., LLC for more than fifteen years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class III shares of the GMO U.S. Sector Fund returned 20.9% for the fiscal year ended February 28, 1997, as compared to 26.1% for the S&P 500. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks throughout the period. During the year, the Fund's strategy was similar to that of the GMO Core Fund, however, the Fund is structured to provide investors with the ability to benefit from investment in and among core, growth, value, REIT (real estate investment trust), and small capitalization strategies when the sectors appear attractively priced.

  The majority of the Fund's performance shortfall was due to three sector strategies which underperformed for the year. The first of these strategies involved underweighting banks and overweighting utilities, a strategy which was based upon our view that utility stocks are significantly undervalued relative to their historical levels, and that banks, which are in the sixth year of a rally off their 1990 lows, are overvalued. Historically both sectors have underperformed in periods of rising interest rates and the strategy was expected to have a neutral impact if rates did in fact increase. This year, however, banks moved up and utilities moved down relative to the market in an environment of rising interest rates. Therefore, rather than having the neutralizing effect that was intended, both strategies hurt the performance of the Fund.

  The second sector strategy, overweighting defensive stocks and underweighting cyclical stocks, also impacted performance negatively, primarily during the rally of cyclical stocks in the early part of the year. Last, our underweight position in the largest 100 industrials hurt relative performance in an environment where the largest capitalization stocks carried the market, significantly outperforming smaller industrial stocks for the year.

  In addition to the aforementioned sector bets, the three GMO stock selection parameters -- value, momentum and neglect -- had mixed results for the year. Relative to the S&P 500, our dividend discount model provided positive contributions to return while the momentum and neglect models both experienced negative value-added versus the index.

OUTLOOK

  In December the Fund allocated 20% to small capitalization stocks and 15% to REITs (real estate investment trusts), based upon the attractive valuations of these sectors relative to large capitalization U.S. equities. Additionally, the core portion of the Fund is tilted primarily towards the value style, based upon the relative attractiveness of large-cap value stocks. Although the impact of the small-cap and REIT allocations has been slightly negative in the first two months of 1997, we think the fundamentals are positive for both groups to outperform over the short to medium term.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

        Comparison of Change in Value of a $10,000 Investment in GMO U.S. Sector Fund Class III shares and the
        S & P 500 Index
        As of February 28, 1997

        Average Annual Total Return

                                                                   Since
                                                                 Inception
             1 Year            5 Year                            12/31/92
Class III    20.7%             n/a                                  20.1%

                                                                 09/03/96
Class I        n/a             n/a                                  19.1%

                         [Line Graph Appears Here]

              Date       GMO U.S. Sector Fund               S & P 500 Index
             12/31/92         9,986                              10,000
             02/28/93        10,362                              10,221
             02/28/94        11,879                              11,072
             02/28/95        12,777                              11,887
             02/29/96        17,748                              16,012
             02/28/97        21,454                              20,201

        Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are paid to the Fund to cover trading costs. Class III shares are a redesignation of the single class of shares that has been offered by the Fund since inception. Performance for Class I shares will be different due to higher shareholder service fees. Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO REIT FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF GMO REIT FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO REIT Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from May 31, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP

  Boston, Massachusetts
  April 10, 1997

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


    SHARES    DESCRIPTION                                     VALUE ($)
------------------------------------------------------------------------

              REAL ESTATE INVESTMENT TRUSTS -- 97.0%
              APARTMENTS -- 20.5%
       29,600 Ambassador Apartments Inc                          717,800
       45,100 AMLI Residential Properties Trust                1,071,125
       44,800 Apartment Investment & Management Co, Class A    1,299,200
       35,300 Associated Estates Realty Capital                  829,550
       73,600 Avalon Properties Inc                            2,051,600
       58,500 Bay Apartment Communities Inc                    2,098,688
       87,600 Berkshire Realty Co                              1,018,350
       44,700 BRE Properties Inc                               1,095,150
       72,600 Camden Property Trust                            1,987,425
       56,500 Columbus Realty Trust                            1,179,438
      216,800 Equity Residential Properties Trust              9,810,199
       64,100 Evans Withycombe Residential                     1,314,050
       54,900 Gables Residential Trust                         1,420,538
       77,700 Irvine Apartment Communities                     2,097,900
      123,300 Merry Land & Investment Co                       2,666,363
       21,300 Mid America Apartment Community                    617,700
       35,000 Oasis Residential Inc                              809,375
       29,000 Paragon Group Inc                                  500,250
       68,100 Post Properties Inc                              2,579,288
      343,000 Security Capital Pacific Trust                   8,060,499
       15,500 Smith (Charles E) Residential                      437,875
       76,300 Summit Properties Inc                            1,545,075
       16,100 Town & Country Trust                               233,450
      335,314 United Dominion Realty Trust                     5,029,710
       44,400 Walden Residential Properties Inc                1,143,300
       61,200 Wellsford Residential Properties                 1,790,100
                                                              ----------
                                                              53,403,998
                                                              ----------
              DIVERSIFIED -- 3.1%
       68,900 Colonial Properties Trust                        2,006,713
      130,900 Cousins Properties Inc                           3,190,688
        3,100 First Union Real Estate                             41,075
       37,800 Lexington Corporate Properties                     486,675
       34,200 MGI Properties Inc                                 743,850
        9,000 Pennsylvania Real Estate                           205,875
       79,000 Washington Realty Trust                          1,412,125
                                                              ----------
                                                               8,087,001
                                                              ----------

                                                                               1
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                         VALUE ($)
------------------------------------------------------------

              ENCLOSED MALLS -- 10.1%
       75,400 CBL & Associates Properties          1,875,575
       58,600 Crown American Realty Trust            461,475
      119,400 General Growth Properties            3,656,625
       71,000 JP Realty Inc                        1,828,250
       91,700 Macerich Co                          2,533,213
       71,400 Mills Corp                           1,677,900
      328,800 Simon Debartolo Group Inc            9,905,099
      132,000 Taubman Centers Inc                  1,732,500
       86,900 Urban Shopping Centers Inc           2,726,488
                                                  ----------
                                                  26,397,125
                                                  ----------
              FACTORY OUTLET -- 0.7%
       45,100 Chelsea GCA Realty Inc               1,539,038
       17,500 Factory Realty Trust Inc               115,938
        2,100 Horizon Group Inc                       27,563
          900 Prime Retail Inc                        11,588
        9,400 Tanger Factory Outlet Centers Inc      233,825
                                                  ----------
                                                   1,927,952
                                                  ----------
              HOTEL/MOTEL -- 9.8%
       30,000 American General Hospitality           821,250
      100,600 Equity Inns Inc                      1,358,100
      131,600 Felcor Suite Hotels Inc              4,457,950
      173,300 Franchise Finance Corp of America    4,484,138
       11,182 Homestead Village                       85,260
       97,700 Innkeepers USA Trust                 1,367,800
       97,900 Patriot American Hospitality         4,429,975
       98,700 RFS Hotel Investors Inc              1,677,900
      152,100 Starwood Lodging Trust               5,950,912
       62,100 Winston Hotels Inc                     830,588
                                                  ----------
                                                  25,463,873
                                                  ----------
              INDUSTRIAL -- 15.2%
       95,900 Centerpoint Properties Corp          3,032,838
      178,500 Duke Realty Investments              7,162,312
      149,100 First Industrial Realty Trust        4,454,363
      181,100 Liberty Property Trust               4,301,125
      465,975 Security Capital Industrial Trust   10,251,449
      143,500 Spieker Properties Inc               5,219,812

2
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

    SHARES    DESCRIPTION                          VALUE ($)
-------------------------------------------------------------

              INDUSTRIAL -- CONTINUED
       80,900 Trinet Corporate Realty Trust         2,760,713
       74,700 Weeks Corp                            2,502,450
                                                   ----------
                                                   39,685,062
                                                   ----------
              MANUFACTURED HOUSING -- 1.7%
       52,475 Chateau Properties Inc                1,351,226
       70,800 Manufactured Home Communities         1,610,700
       46,500 Sun Communities Inc                   1,493,813
                                                   ----------
                                                    4,455,739
                                                   ----------
              OFFICE -- 11.8%
       14,800 Arden Realty Group Inc                  408,850
      171,700 Cali Realty Trust                     5,494,399
      224,100 Carramerica Realty Corp               6,807,037
      160,600 Crescent Real Estate Equities         8,792,849
      211,100 Highwood Properties Inc               7,282,949
      113,100 Koger Equity Inc                      2,021,663
                                                   ----------
                                                   30,807,747
                                                   ----------
              RECREATION -- 0.8%
       66,300 National Golf Properties Inc          2,171,325
                                                   ----------
              SELF STORAGE -- 7.0%
      385,300 Public Storage Inc                   10,354,937
      101,800 Shurgard Storage Centers              2,850,400
       50,800 Storage Trust Realty                  1,365,250
      100,100 Storage USA Inc                       3,666,163
                                                   ----------
                                                   18,236,750
                                                   ----------
              SHOPPING/POWER CENTER -- 16.3%
       34,700 Alexander Haagen Properties             520,500
       72,800 Bradley Real Estate Inc               1,419,600
       70,100 Burnham Pacific Properties Inc        1,025,213
      103,400 Commercial Net Lease Realty           1,615,625
       60,500 Developers Diversified Realty Corp    2,215,813
       10,100 Essex Property Trust Inc                303,000
       51,200 Excel Realty Trust Inc                1,254,400
      130,800 Federal Realty Investment Trust       3,515,250
       85,300 Glimcher Realty Trust                 1,780,638
      130,400 IRT Property Co                       1,467,000
       57,000 JDN Realty Corp                       1,638,750

                                                                               3
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

  PAR VALUE ($)/
      SHARES     DESCRIPTION                                        VALUE ($)
--------------------------------------------------------------------------------

                 SHOPPING/POWER CENTER -- CONTINUED
       192,000   Kimco Realty Corp                                    6,455,999
        35,300   Kranzco Realty Trust                                   569,213
        14,800   Mark Centers Trust                                     168,350
       149,800   New Plan Realty Trust                                3,482,850
        14,900   Regency Realty Corp                                    407,888
        41,400   Saul Centers Inc                                       703,800
       136,000   Vornado Realty Trust                                 7,870,999
       122,400   Weingarten Realty                                    5,247,899
        60,200   Western Investment Real Estate Trust                   775,075
                                                                   ------------
                                                                     42,437,862
                                                                   ------------
                 TOTAL REAL ESTATE INVESTMENT TRUSTS
                 (COST $231,047,219)                                253,074,434
                                                                   ------------
                 SHORT-TERM INVESTMENTS -- 5.4%
                 CASH EQUIVALENTS -- 2.3%(B)
       684,226   American AAdvantage Money Market Fund                  684,226
    $4,706,125   Bank of Boston Eurodollar Time Deposit,
                 5.5375% due 3/3/97                                   4,706,125
    $  584,249   Harris Bank and Trust Eurodollar Time Deposit,
                 5.375% due 3/3/97                                      584,249
                                                                   ------------
                                                                      5,974,600
                                                                   ------------
                 U.S. GOVERNMENT -- 0.1%
    $  300,000   U.S. Treasury Bill, 5.22% due 5/29/97(a)               296,324
                                                                   ------------
                 REPURCHASE AGREEMENTS -- 3.0%
    $7,794,361   Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,
                 with a maturity value of $7,797,511 and an
                 effective yield of 4.85%,
                 collateralized by U.S. Treasury Obligations
                 with rates ranging from 7.25%
                 to 11.88%, with maturity dates ranging from
                 11/15/03 to 5/15/20
                 and with an aggregate market value of
                 $7,958,689.                                          7,794,361
                                                                   ------------
                 TOTAL SHORT-TERM INVESTMENTS (COST $14,065,139)     14,065,285
                                                                   ------------
                 TOTAL INVESTMENTS -- 102.4%
                 (Cost $245,112,358) *                              267,139,719
                 Other Assets and Liabilities (net) -- (2.4)%        (6,169,415)
                                                                   ------------
                 TOTAL NET ASSETS -- 100%                          $260,970,304
                                                                   ============


4
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997

      NOTES TO THE SCHEDULE OF INVESTMENTS:
  (a) Security has been segregated to cover margin requirements on open financial futures contracts.
  (b) Represents investments of security
      lending collateral (Note 1).
  * The aggregate identified cost for
    federal income tax purposes is
    $245,179,966, resulting in gross
    unrealized appreciation and depreciation of $22,411,425 and $451,672, respectively, and net unrealized
    appreciation of $21,959,753.

                                                                               5
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $245,112,358) (Note 1)              $267,139,719
 Dividends and interest receivable                                    422,521
 Receivable for expenses waived or borne by Manager (Note 2)           65,828
                                                                 ------------
  Total assets                                                    267,628,068
                                                                 ------------
LIABILITIES:
 Payable upon return of securities loaned (Note 1)                  5,974,600
 Payable for Fund shares repurchased                                  431,210
 Payable to affiliate for (Note 2):
 Management fee                                                       150,321
 Shareholder service fee                                               30,063
 Accrued expenses                                                      54,770
 Payable for variation margin on open futures contracts (Notes 1
  and 6)                                                               16,800
                                                                 ------------
  Total liabilities                                                 6,657,764
                                                                 ------------
NET ASSETS                                                       $260,970,304
                                                                 ============
NET ASSETS CONSIST OF:
 Paid-in-capital                                                 $233,875,136
 Accumulated undistributed net investment income                    1,209,863
 Accumulated undistributed net realized gain                        3,552,016
 Net unrealized appreciation                                       22,333,289
                                                                 ------------
                                                                 $260,970,304
                                                                 ============
NET ASSETS ATTRIBUTABLE TO:
 Class I shares                                                  $     41,454
                                                                 ============
 Class III shares                                                $260,928,850
                                                                 ============
SHARES OUTSTANDING:
 Class I                                                                3,284
                                                                 ============
 Class III                                                         20,672,613
                                                                 ============
NET ASSET VALUE PER SHARE:
 Class I                                                         $      12.62
                                                                 ============
 Class III                                                       $      12.62
                                                                 ============

6
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS --
    PERIOD FROM MAY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28,
    1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends                                                $ 4,441,984
 Interest (including securities lending income of $2,726)     365,858
                                                          -----------
 Total income                                               4,807,842
                                                          -----------
EXPENSES:
 Management fee (Note 2)                                      666,973
 Audit fees                                                    36,130
 Custodian and transfer agent fees                             29,569
 Registration fees                                             27,656
 Legal fees                                                     3,020
 Trustees fees (Note 2)                                           305
 Miscellaneous                                                    936
 Fees waived or borne by Manager (Note 2)                    (286,384)
                                                          -----------
                                                              478,205
 Shareholder service fee (Note 2)
 Class I                                                            9
 Class III                                                    133,386
                                                          -----------
 Net expenses                                                 611,600
                                                          -----------
  Net investment income                                     4,196,242
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
 Investments                                                3,021,872
 Closed futures contracts                                   1,217,163
                                                          -----------
  Net realized gain                                         4,239,035
                                                          -----------
 Change in net unrealized appreciation (depreciation) on:
 Investments                                               22,027,361
 Open futures contracts                                       305,928
                                                          -----------
  Net unrealized gain                                      22,333,289
                                                          -----------
 Net realized and unrealized gain                          26,572,324
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $30,768,566
                                                          ===========

                                                                               7
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   PERIOD FROM MAY 31, 1996
                                                 (COMMENCEMENT OF OPERATIONS)
                                                     TO FEBRUARY 28, 1997
                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                                   $  4,196,242
 Net realized gain                                          4,239,035
 Change in net unrealized appreciation
  (depreciation)                                           22,333,289
                                                         ------------
 Net increase in net assets resulting from
  operations                                               30,768,566
                                                         ------------
Distributions to shareholders from:
 Net investment income
 Class III                                                 (2,888,627)
                                                         ------------
 Net realized gains
 Class III                                                   (784,771)
                                                         ------------
                                                           (3,673,398)
                                                         ------------
Net share transactions: (Note 5)
 Class I                                                       41,658
 Class III                                                233,833,478
                                                         ------------
 Increase in net assets resulting from net share
  transactions                                            233,875,136
                                                         ------------
 Total increase in net assets                             260,970,304
NET ASSETS:
 Beginning of period                                               --
                                                         ------------
 End of period (including accumulated
  undistributed net investment income of
  $1,209,863)                                            $260,970,304
                                                         ============

8
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  PERIOD FROM DECEMBER 31, 1996
                                                  (COMMENCEMENT OF OPERATIONS)
                                                      TO FEBRUARY 28, 1997
                                                  -----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.58
                                                             ------
Income from investment operations:
 Net investment income                                         0.03
 Net realized and unrealized gain                              0.01
                                                             ------
 Total from investment operations                              0.04
                                                             ------
NET ASSET VALUE, END OF PERIOD                               $12.62
                                                             ======
TOTAL RETURN(A)                                                0.32%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $41
 Net expenses to average daily net assets                      0.82%*
 Net investment income to average daily net
  assets                                                       3.17%*
 Portfolio turnover rate                                         21%
 Average broker commission rate per equity share             $.0323
 Fees and expenses voluntarily waived or borne by
  the
  Manager consisted of the following per share
  amount:                                                        (b)

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
* Annualized.

                                                                               9
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                     PERIOD FROM MAY 31, 1996
                                                   (COMMENCEMENT OF OPERATIONS)
                                                       TO FEBRUARY 28, 1997
                                                   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
                                                             --------
Income from investment operations:
 Net investment income                                           0.24
 Net realized and unrealized gain                                2.60
                                                             --------
  Total from investment operations                               2.84
                                                             --------
Less distributions to shareholders:
 From net investment income                                     (0.17)
 From net realized gains                                        (0.05)
                                                             --------
  Total distributions                                           (0.22)
                                                             --------
NET ASSET VALUE, END OF PERIOD                                 $12.62
                                                             ========
TOTAL RETURN(A)                                                 28.49%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $260,929
 Net expenses to average daily net assets                        0.69%*
 Net investment income to average daily net assets               4.72%*
 Portfolio turnover rate                                           21%
 Average broker commission rate per equity share               $.0323
 Fees and expenses voluntarily waived or borne by
  the
  Manager consisted of the following per share
  amount:                                                       $0.02

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
 * Annualized.

10
              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO REIT Fund (the "Fund"), which commenced operations on May 31, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

  The Fund seeks maximum total return through investment primarily in real estate investment trusts ("REITs").

  The Fund offers three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  FUTURES CONTRACTS
  The Fund may purchase and sell futures contracts on domestic stock indicies. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a specified price at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon purchase of a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily

GMO REIT FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts held as of February 28, 1997.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

  SECURITY LENDING
  The Fund may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 1997, the Fund loaned securities having a market value of $5,728,063, collateralized by cash in the amount of $5,974,600, which was invested in short-term instruments.

  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income semiannually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of

GMO REIT FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for return of capital dividends.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

   Undistributed Net          Accumulated Net Realized
   Investment Income                Gain/(Loss)                      Paid-in Capital
   -----------------          ------------------------               ---------------
       ($97,752)                      $97,752                              --


  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  The Fund's investments in REIT equity securities may at times result in the Fund's receipt of cash in excess of its interest in the REIT's earnings. The excess amount cannot be determined by the Fund at the time of receipt. If the Fund distributes amounts which are subsequently determined to exceed REIT earnings, such amounts would constitute a return of capital to Fund shareholders for federal income tax purposes.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO REIT FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases and fee on redemptions of Fund shares is .75% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the period ended February 28, 1997, the Fund received $1,756,192 in purchase premiums and $15,953 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

  INVESTMENT RISK
  There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. The Fund has adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .28% for Class I shares, .22% for Class II shares, and .15% for Class III shares.

  GMO has agreed to waive a portion of its fee and bear other expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .54% of average daily net assets.

  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1997 was $305. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 1997, aggregated $252,611,024 and $23,854,592, respectively.

4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 81% of the outstanding Class I shares of the Fund were held by three shareholders, and 23% of the outstanding Class III shares of the Fund were held by one shareholder, each holding in excess of 10% of the outstanding shares of the respective class.

GMO REIT FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                      Period from December 31, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class I:                          ------------------------------
                                         Shares          Amount
                                      -------------- ---------------
    Shares sold                               3,284  $        41,658
    Shares issued to shareholders in
     reinvestment
     of distributions                            --               --
    Shares repurchased                           --               --
                                      -------------  ---------------
    Net increase                              3,284  $        41,658
                                      =============  ===============
                                        Period from May 31, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class III:                        ------------------------------
                                         Shares          Amount
                                      -------------- ---------------
    Shares sold                          20,722,033  $   234,377,685
    Shares issued to shareholders in
     reinvestment
     of distributions                       180,673        2,193,376
    Shares repurchased                     (230,093)      (2,737,583)
                                      -------------  ---------------
    Net increase                         20,672,613  $   233,833,478
                                      =============  ===============

6.FINANCIAL INSTRUMENTS

  A summary of outstanding financial instruments at February 28, 1997 is as follows:

  LONG FUTURES CONTRACTS

   Number of                    Expiration                            Net Unrealized
   Contracts       Type            Date          Contract Value        Appreciation
   ---------      -------       ----------       --------------       --------------
       16         S&P 500       March 1997         $6,323,200            $305,928
                                                                         ========

  At February 28, 1997, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO REIT FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------


For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 12.73% of distributions as net capital gain dividends.

GMO REIT FUND
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

  Mr. R. Jeremy Grantham, Mr. Richard McQuaid and Mr. Robert Brokaw are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been with Grantham, Mayo, Van Otterloo & Co. LLC since its founding in 1977. Mr. McQuaid has been at GMO for three years and Mr. Brokaw has been with the firm for nine years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class III shares of the GMO REIT Fund returned 28.5% from the Fund's inception (May 31, 1996) to February 28, 1997 while the Morgan Stanley REIT Index (MSRI) returned 29.8% and the S&P 500 returned 20.0% during the same period.

 REIT Industry Review

  Since the Fund's inception on May 31, 1996, the REIT market has been led by the strong performance of commercial office buildings and hotels, followed by industrial properties. Regional shopping malls rebounded strongly after June. Apartments lagged this year following good performance in the three prior years. Shopping centers also lagged, although performance improved considerably over the previous year.

 Fundamental Stock Selection

  The Fund's fundamental valuation process analyzes individual companies and also utilizes top-down sector analysis to analyze properties by their geography and property type. Our fundamental research looks out one to two years and is heavily weighted towards stocks with attractive valuations. During the Fund's first seven months, these investment streams underperformed the index, primarily due to the outperformance of growth-oriented REITs during the period.

 Quantitative Stock Selection

  In addition to a fundamental valuation approach, the Fund utilizes two quantitative models. One model selects sectors (or property types) on the basis of their short-term return performance, and the other selects individual stocks on the basis of their long-term return momentum. Our sector selection model, which has a quick response to changing momentum, added to the Fund's relative performance, as did the long-term momentum model.

GMO REIT FUND
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------


 Implementation

  Implementation negatively impacted the Fund's underperformance relative to the MSRI during the year. The large inflow of new investors to the REIT market, particularly in the last quarter of the calendar year, disrupted valuations somewhat. Additionally, there is no satisfactory, liquid means to gain immediate real estate exposure when new cash flows are taken into the Fund. As an alternative to holding cash, the Fund utilizes S&P Mid-Cap futures and S&P 500 futures to temporarily gain equity market exposure until new funds are invested. This strategy protected our clients against a significant portion of the risk of holding cash, but hurt relative performance during a period when REIT stocks strongly outperformed relative to U.S. equities (nearly 13% during the fourth quarter of 1996 alone).

 Outlook

  The Fund's holdings are broadly representative of the REIT market as a whole. As an asset class, REITs are attractively priced relative to large capitalization U.S. equities. They are priced at close to their fair value and have higher yields than do equities. Further, the REIT market is capturing the attention of institutional investors as an attractive alternative to the less liquid private market for real estate investing. The resulting influx of capital to the REIT market will further its institutionalization, improving discovery and liquidity over the next few years.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co LLC Management. They are not meant as investment advice.

        Comparison of Change in Value of a $10,000 Investment in GMO REIT Fund Class III shares and the MSCI REIT Index
        As of February 28, 1997

        Average Annual Total Return

                                                                          Since
                                                                        Inception
                   1 Year                    5 Year                      05/31/96
Class II            n/a                       n/a                         26.6%

                                                                         12/31/96
Class I             n/a                       n/a                         -0.7%

                               [Line Graph Appears Here]


        Date           GMO REIT Fund         MSCI REIT Index         S&P 500 Index
       01/01/96
       05/31/96            9,925                 10,000                  10,000
       02/28/97           12,660                 12,982                  12,005

        Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 75 bp on the purchase and 75 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Performance for Class I will be different due to higher shareholder service fees. Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO WORLD EQUITY ALLOCATION FUND (SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Equity Allocation Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from June 28, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP
  Boston, Massachusetts
  April 22, 1997

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


  PAR VALUE ($)/
      SHARES     DESCRIPTION                                        VALUE ($)
-------------------------------------------------------------------------------

                 MUTUAL FUNDS -- 100.0%
       222,302   GMO Core Fund (Class III Shares)                    4,472,710
        58,969   GMO Currency Hedged International Bond Fund
                 (Class III Shares)                                    717,066
       259,731   GMO Currency Hedged International Core Fund
                 (Class III Shares)                                  3,295,986
        78,725   GMO Emerging Country Debt Fund (Class III
                 Shares)                                             1,109,235
       677,857   GMO Emerging Markets Fund (Class III Shares)        8,466,439
        45,122   GMO Growth Fund (Class III Shares)                    233,731
       104,631   GMO International Bond Fund (Class III Shares)      1,127,921
       769,616   GMO International Core Fund (Class III Shares)     18,763,239
        90,698   GMO International Small Companies Fund (Class
                 III Shares)                                         1,220,791
       176,875   GMO REIT Fund (Class III Shares)                    2,232,166
        96,917   GMO Small Cap Growth Fund (Class III Shares)          951,726
       116,023   GMO Small Cap Value Fund (Class III Shares)         1,843,605
       117,339   GMO Value Fund (Class III Shares)                   1,742,488
                                                                   -----------
                 TOTAL MUTUAL FUNDS (COST $44,807,281)              46,177,103
                                                                   -----------
                 SHORT-TERM INVESTMENT-- 0.0%
                 REPURCHASE AGREEMENT -- 0.0%
   $     2,462   Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,with a maturity value of
                 $2,463. and an effective yield of 4.85%,
                 collateralized by U.S. Treasury Obligations
                 with rates ranging from 7.25% to 11.88%, with
                 maturity dates ranging from 11/15/03 to 5/15/20
                 and with an aggregate market value of $2,514.           2,462
                                                                   -----------
                 TOTAL SHORT-TERM INVESTMENT
                 (COST $2,462)                                           2,462
                                                                   -----------
                 TOTAL INVESTMENTS -- 100.0%
                 (Cost $44,809,743)*                                46,179,565
                 Other Assets and Liabilities (net)                     (9,273)
                                                                   -----------
                 TOTAL NET ASSETS -- 100%                          $46,170,292
                                                                   ===========
                 NOTES TO THE SCHEDULE OF INVESTMENTS:

              * The aggregate identified cost for federal income tax purposes is $44,879,481, resulting in gross unrealized appreciation and depreciation of $1,543,537 and $243,453, respectively, and net unrealized appreciation of $1,300,084.

              See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $44,809,743) (Note 1)           $46,179,565
 Receivable for expenses waived or borne by Manager (Note 2)       5,735
                                                             -----------
  Total assets                                                46,185,300
                                                             -----------
LIABILITIES:
 Payable to affiliate for (Note 2):
 Shareholder service fee                                             942
 Accrued expenses                                                 14,066
                                                             -----------
  Total liabilities                                               15,008
                                                             -----------
NET ASSETS                                                   $46,170,292
                                                             ===========
NET ASSETS CONSIST OF:
 Paid-in-capital                                             $44,429,227
 Accumulated undistributed net realized gain                     371,243
 Net unrealized appreciation                                   1,369,822
                                                             -----------
                                                             $46,170,292
                                                             ===========
NET ASSETS ATTRIBUTABLE TO:
 Class I shares                                              $ 9,424,152
                                                             ===========
 Class III shares                                            $36,746,140
                                                             ===========
SHARES OUTSTANDING:
 Class I                                                         896,088
                                                             ===========
 Class III                                                     3,494,003
                                                             ===========
NET ASSET VALUE PER SHARE:
 Class I                                                     $     10.52
                                                             ===========
 Class III                                                   $     10.52
                                                             ===========

              See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS --
   PERIOD FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends from investment company shares                    $  168,303
 Interest                                                           131
                                                             ----------
  Total income                                                  168,434
                                                             ----------
EXPENSES:
 Audit fees                                                      14,167
 Custodian and transfer agent fees                               13,995
 Registration fees                                                3,785
 Legal fees                                                         326
 Trustees fees (Note 2)                                              43
 Miscellaneous                                                      675
 Fees waived or borne by Manager (Note 2)                       (31,046)
                                                             ----------
                                                                  1,945
 Shareholder service fee (Note 2)
 Class I                                                          5,781
 Class II                                                           838
                                                             ----------
  Net expenses                                                    8,564
                                                             ----------
  Net investment income                                         159,870
                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Investments                                                     (2,617)
 Realized gain distributions from investment company shares     637,191
                                                             ----------
  Net realized gain                                             634,574
                                                             ----------
 Change in net unrealized appreciation (depreciation) on
  investments                                                 1,369,822
                                                             ----------
 Net realized and unrealized gain                             2,004,396
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $2,164,266
                                                             ==========

              See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  PERIOD FROM JUNE 28, 1996
                                                 (COMMENCEMENT OF OPERATIONS)
                                                     TO FEBRUARY 28, 1997
                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                                   $   159,870
 Net realized gain                                           634,574
 Change in net unrealized appreciation
  (depreciation)                                           1,369,822
                                                         -----------
 Net increase in net assets resulting from
  operations                                               2,164,266
                                                         -----------
Distributions to shareholders from:
 Net investment income
 Class I                                                     (95,107)
 Class III                                                   (64,763)
                                                         -----------
 Total distributions from net investment income             (159,870)
                                                         -----------
 In excess of net investment income
 Class I                                                        (702)
 Class III                                                      (478)
                                                         -----------
                                                              (1,180)
                                                         -----------
 Net realized gains
 Class I                                                    (157,650)
 Class III                                                  (104,501)
                                                         -----------
 Total distributions from net realized gains                (262,151)
                                                         -----------
                                                            (423,201)
                                                         -----------
Net share transactions: (Note 5)
 Class I                                                   9,038,695
 Class II                                                    (24,488)
 Class III                                                35,415,020
                                                         -----------
 Increase in net assets resulting from net share
  transactions                                            44,429,227
                                                         -----------
 Total increase in net assets                             46,170,292
NET ASSETS:
 Beginning of period                                              --
                                                         -----------
 End of period                                           $46,170,292
                                                         ===========

              See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                    PERIOD FROM JUNE 28, 1996
                                                   (COMMENCEMENT OF OPERATIONS)
                                                       TO FEBRUARY 28, 1997
                                                   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.00
                                                              ------
Income from investment operations:
 Net investment income                                          0.09 (b)
 Net realized and unrealized gain                               0.72
                                                              ------
 Total from investment operations                               0.81
                                                              ------
Less distributions to shareholders:
 From net investment income                                    (0.11)
 In excess of net investment income                            (0.00)
 From net realized gains                                       (0.18)
                                                              ------
 Total distributions                                           (0.29)
                                                              ------
NET ASSET VALUE, END OF PERIOD                                $10.52
                                                              ======
TOTAL RETURN(A)                                                 8.23%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $9,424
 Net expenses to average daily net assets                       0.16%*
 Net investment income to average daily net assets              1.80%*(b)
 Portfolio turnover rate                                          31%
 Fees and expenses voluntarily waived or borne by
  the
  Manager consisted of the following per share
  amount:                                                     $ 0.01

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
* Annualized.

              See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                    PERIOD FROM JUNE 28, 1996
                                                   (COMMENCEMENT OF OPERATIONS)
                                                       TO OCTOBER 16, 1996
                                                   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.00
                                                              ------
Income from investment operations:
 Net investment income                                          0.04(b)
 Net realized and unrealized gain                               0.02
                                                              ------
 Total from investment operations                               0.06
                                                              ------
NET ASSET VALUE, END OF PERIOD                                $10.06
                                                              ======
TOTAL RETURN(A)                                                  .60%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $  --
 Net expenses to average daily net assets                       0.12%*
 Net investment income to average daily net assets              1.55%*(b)
 Portfolio turnover rate                                          31%
 Fees and expenses voluntarily waived or borne by
  the
  Manager consisted of the following per share
  amount:                                                     $ 0.01

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
* Annualized.

              See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                   PERIOD FROM OCTOBER 22, 1996
                                                   (COMMENCEMENT OF OPERATIONS)
                                                       TO FEBRUARY 28, 1997
                                                   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.07
                                                             -------
Income from investment operations:
 Net investment income                                          0.11 (b)
 Net realized and unrealized gain                               0.63
                                                             -------
 Total from investment operations                               0.74
                                                             -------
Less distributions to shareholders:
 From net investment income                                    (0.11)
 In excess of net investment income                            (0.00)
 From net realized gains                                       (0.18)
                                                             -------
 Total distributions                                           (0.29)
                                                             -------
NET ASSET VALUE, END OF PERIOD                                $10.52
                                                             =======
 TOTAL RETURN(A)                                                7.51%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $36,746
 Net expenses to average daily net assets                       0.00%*
 Net investment income to average daily net assets              0.91%*(b)
 Portfolio turnover rate                                          31%
 Fees and expenses voluntarily waived or borne by
  the
  Manager consisted of the following per share
  amount:                                                    $  0.03

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
*Annualized.

              See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO World Equity Allocation Fund (the "Fund"), which commenced operations on June 28, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

  The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks a total return greater than that of the World Lite Extended Index, a modification of the Morgan Stanley Capital International World Index that reduces the weighting of Japan and includes a weighting for emerging countries. The Fund will pursue its objective by investing primarily in Class III shares of equity funds of the Trust.

  The Fund offers three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

   Undistributed Net          Accumulated Net Realized
   Investment Income                Gain/(Loss)                      Paid-in Capital
   -----------------          ------------------------               ---------------
        $1,180                        ($1,180)                              --

  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees,

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

  taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .69% of the amount invested. In the case of cash redemptions, the fee is .09% of the amount redeemed. Prior to October 16, 1996, the Fund did not charge a premium on cash purchases or a fee on redemptions. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the period ended February 28, 1997, the Fund received $142,906 in purchase premiums and no redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .13% for Class I shares and .07% for Class II shares. No shareholder service fee is charged for Class III shares.

  GMO has agreed to reimburse all expenses until further notice (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses). Prior to November 25, 1996, GMO had agreed to reimburse these expenses to the extent that the Fund's annual expenses exceeded .05% of average daily net assets.

  The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 1997 was $43. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 1997, aggregated $50,571,252 and $5,761,354, respectively.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 100% of the outstanding Class I shares of the Fund were held by three shareholders and 97% of the outstanding Class III shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the respective class.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                        Period from June 28, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class I:                          ------------------------------
                                         Shares          Amount
                                      -------------- ---------------
    Shares sold                             870,993  $     8,785,236
    Shares issued to shareholders in
     reinvestment
     of distributions                        25,095          253,459
    Shares repurchased                           --               --
                                      -------------  ---------------
    Net increase                            896,088  $     9,038,695
                                      =============  ===============
                                        Period from June 28, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class II:                         ------------------------------
                                         Shares          Amount
                                      -------------- ---------------
    Shares sold                             412,344  $     4,123,441
    Shares issued to shareholders in
     reinvestment
     of distributions                            --               --
    Shares repurchased                     (412,344)      (4,147,929)
                                      -------------  ---------------
    Net increase (decrease)                      --  $       (24,488)
                                      =============  ===============
                                      Period from October 22, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class III:                        ------------------------------
                                         Shares          Amount
                                      -------------- ---------------
    Shares sold                           3,482,496  $    35,298,804
    Shares issued to shareholders in
     reinvestment
     of distributions                        11,507          116,216
    Shares repurchased                           --               --
                                      -------------  ---------------
    Net increase                          3,494,003  $    35,415,020
                                      =============  ===============

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 28.75% of distributions as net capital gain dividends.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

  Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Inker has been with the firm for five years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class I shares of the GMO World Equity Allocation Fund returned 8.2% for the eight months from its inception (June 28, 1996) to February 28, 1997. During that period the Fund's benchmark (GMO World Lite Extended) returned 11.3%. This period was a strong extension of the longest continuous bull market in U.S. equities this century. After a brief pause during July, U.S. stocks set 42 new highs in the next 117 sessions, with the S&P 500 returning an impressive 20%. International stocks lagged somewhat, with the EAFE Lite Index up 4.3% and the IFC Investable Index of emerging markets up 9.5%.

  We use GMO's long-term asset class forecasts to allocate the World Equity Allocation Fund among various GMO mutual funds. From the inception of the Fund we have felt that the U.S. stock market is significantly overvalued. The market's subsequent climb has only made this situation more extreme. Our research suggests that from the market's current valuation level, prospective returns for large capitalization U.S. stocks over the next 10 years will be very disappointing, with a forecasted average annual return of only 3% per year.

  The Fund is underweight in U.S. stocks by approximately 15% relative to the benchmark. This bet negatively impacted the Fund's overall performance due to the continuing rally of U.S. equities relative to the international markets during the period. Within the U.S. equity portion of the portfolio, we have tilted the portfolio towards the most attractively valued sectors: small stocks, where we have a 6% overweighting, and real estate investment trusts (REITs), where our overweighting is 5%. Since the Fund's inception, the allocation to REITs has helped performance, as the GMO REIT Fund outperformed the aggregate U.S. market by 7% over the period. Small stocks, on the other hand, lagged by approximately 6%.

  Within the international equity portion of the Fund, we have overweighted emerging equities. The impact of the overweight to emerging equities has been approximately flat since the inception of the Fund. Emerging equities underperformed the benchmark through the end of the calendar year, but have outperformed the benchmark by approximately an equal amount during the first two months of 1997. Our implementation of emerging equities has added value as well, with the GMO Emerging Markets Fund up 15.1% through the end of February.

  In December we added some fixed income exposure to the portfolio, and our allocation to it stands at 6% of the total. Our allocation was 3.6% to international bonds and 2.4% to emerging country debt. Due to the strong performance of emerging country debt during this period, the fixed income portion of the portfolio has trailed U.S. stocks only slightly during this period and has not materially affected performance.

  Until we see a significant correction in U.S. equities, it is likely that the Fund will maintain its bearish stance. The moderately sized fixed income position should provide a degree of protection in a bear market, and we believe that international stocks, particularly in emerging markets, will perform better than those in the U.S. In addition, REITs should do well in the current market environment, providing more attractive yields and valuations than available from the high valuation levels of U.S. equities.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

Comparison of Change in Value of a $10,000 Investment in GMO World Equity Allocation Fund Class I shares and the MSCI World Index
As of February 28, 1997

Average Annual Total Return

                                                            Since
                                                        Inception
             1 Year          5 Year                      06/28/96
Class I
               n/a            n/a                            7.4%

                                                         10/22/96
Class II       n/a            n/a                            6.7%

        [Line Graph Appears Here]

 Date      GMO World Equity Allocation Fund    GMO EAFE Lite Extended Index    MSCI World
01/01/96
06/28/96                 9,931                           10,000                 10,000
02/28/97                10,740                           11,132                 10,844

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 69 bp on the purchase and 9 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Performance for Class III shares may be different due to lower shareholder service fees. Class II shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL BALANCED ALLOCATION FUND (A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Allocation Fund at February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from July 29, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

  Price Waterhouse LLP
  Boston, Massachusetts
  April 22, 1997

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 1997


  PAR VALUE ($)/
      SHARES     DESCRIPTION                                       VALUE ($)

------------------------------------------------------------------------------
                 MUTUAL FUNDS -- 100.1%
       141,033   GMO Core Fund (Class III Shares)                   2,837,579
       150,034   GMO Currency Hedged International Bond Fund
                 (Class III Shares)                                 1,824,415
       140,971   GMO Currency Hedged International Core Fund
                 (Class III Shares)                                 1,788,928
       630,010   GMO Domestic Bond Fund (Class III Shares)          6,413,502
        46,526   GMO Emerging Country Debt Fund (Class III
                 Shares)                                              655,554
       124,916   GMO Emerging Markets Fund (Class III Shares)       1,560,197
        26,751   GMO Growth Fund (Class III Shares)                   138,570
        34,012   GMO International Bond Fund (Class III Shares)       366,651
        63,684   GMO International Core Fund (Class III Shares)     1,552,628
        14,182   GMO International Small Companies Fund (Class
                 III Shares)                                          190,886
       101,975   GMO REIT Fund (Class III Shares)                   1,286,919
        55,618   GMO Small Cap Growth Fund (Class III Shares)         546,171
        66,459   GMO Small Cap Value Fund (Class III Shares)        1,056,037
        67,356   GMO Value Fund (Class III Shares)                  1,000,241
                                                                  -----------
                 TOTAL MUTUAL FUNDS (COST $20,444,188)             21,218,278
                                                                  -----------
                 SHORT-TERM INVESTMENT -- 0.0%
                 REPURCHASE AGREEMENT -- 0.0%
        $1,530   Salomon Brothers Repurchase Agreement, dated
                 2/28/97, due 3/3/97,
                 with a maturity value of $1,531. and an
                 effective yield of 4.85%,
                 collateralized by U.S. Treasury Obligations
                 with rates ranging from 7.25% to
                 11.88%, with maturity dates ranging from
                 11/15/03 to 5/15/20
                 and with an aggregate market value of $1,563.          1,530
                                                                  -----------
                 TOTAL SHORT-TERM INVESTMENT (COST $1,530)              1,530
                                                                  -----------
                 TOTAL INVESTMENTS -- 100.1%
                 (Cost $20,445,718) *                              21,219,808
                 Other Assets and Liabilities (net) -- (0.1)%         (12,229)
                                                                  -----------
                 TOTAL NET ASSETS -- 100%                         $21,207,579
                                                                  ===========
                 NOTES TO THE SCHEDULE OF INVESTMENTS:
                 * The aggregate identified cost for federal income tax
                   purposes is $20,445,718, resulting in gross unrealized
                   appreciation and depreciation of $800,136 and $26,046,
                   respectively, and net unrealized appreciation of
                   $774,090.

              See accompanying notes to the financial statements.            1

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (cost $20,445,718) (Note 1) $21,219,808
 Receivable for Fund shares sold                        49,845
                                                   -----------
  Total assets                                      21,269,653
                                                   -----------
LIABILITIES:
 Payable for investments purchased                      50,000
 Payable to affiliate for (Note 2):
 Shareholder service fee                                 1,454
 Accrued expenses                                       10,620
                                                   -----------
  Total liabilities                                     62,074
                                                   -----------
NET ASSETS                                         $21,207,579
                                                   ===========
NET ASSETS CONSIST OF:
 Paid-in-capital                                   $20,277,679
 Accumulated undistributed net realized gain           155,810
 Net unrealized appreciation                           774,090
                                                   -----------
                                                   $21,207,579
                                                   ===========
NET ASSETS ATTRIBUTABLE TO:
 Class I shares                                    $ 6,848,458
                                                   ===========
 Class II shares                                   $14,359,121
                                                   ===========
SHARES OUTSTANDING:
 Class I                                               612,128
                                                   ===========
 Class II                                            1,283,396
                                                   ===========
NET ASSET VALUE PER SHARE:
 Class I                                           $     11.19
                                                   ===========
 Class II                                          $     11.19
                                                   ===========

2              See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS -- PERIOD FROM JULY 29, 1996 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends from investment company shares                    $   69,109
 Interest                                                            69
                                                             ----------
 Total income                                                    69,178
                                                             ----------
EXPENSES:
 Audit fees                                                      14,175
 Custodian and transfer agent fees                                3,396
 Registration fees                                                2,052
 Legal fees                                                         101
 Miscellaneous                                                      683
 Fees waived or borne by Manager (Note 2)                       (19,894)
                                                             ----------
                                                                    513
 Shareholder service fee (Note 2)
 Class I                                                          3,100
 Class II                                                         1,523
                                                             ----------
 Net expenses                                                     5,136
                                                             ----------
  Net investment income                                          64,042
                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Investments                                                     86,460
 Realized gain distributions from investment company shares     120,208
                                                             ----------
  Net realized gain                                             206,668
                                                             ----------
 Change in net unrealized appreciation (depreciation) on
  investments                                                   774,090
                                                             ----------
 Net realized and unrealized gain                               980,758
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $1,044,800
                                                             ==========

              See accompanying notes to the financial statements.             3

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   PERIOD FROM JULY 29, 1996
                                                  (COMMENCEMENT OF OPERATIONS)
                                                      TO FEBRUARY 28, 1997
                                                  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                                    $    64,042
 Net realized gain                                            206,668
 Change in net unrealized appreciation
  (depreciation)                                              774,090
                                                          -----------
 Net increase in net assets resulting from
  operations                                                1,044,800
                                                          -----------
Distributions to shareholders from:
 Net investment income
 Class I                                                      (64,042)
                                                          -----------
 In excess of net investment income
  Class I                                                      (1,958)
                                                          -----------
 Net realized gains
 Class I                                                      (48,900)
                                                          -----------
                                                             (114,900)
                                                          -----------
Net share transactions: (Note 5)
 Class I                                                    6,386,281
 Class II                                                  13,891,398
                                                          -----------
 Increase in net assets resulting from net share
  transactions                                             20,277,679
                                                          -----------
 Total increase in net assets                              21,207,579
NET ASSETS:
 Beginning of period                                               --
                                                          -----------
 End of period                                            $21,207,579
                                                          ===========

4              See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                    PERIOD FROM JULY 29, 1996
                                                   (COMMENCEMENT OF OPERATIONS)
                                                       TO FEBRUARY 28, 1997
                                                   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.00
                                                              ------
Income from investment operations:
 Net investment income                                          0.22(b)
 Net realized and unrealized gain                               1.35
                                                              ------
 Total from investment operations                               1.57
                                                              ------
Less distributions to shareholders:
 From net investment income                                    (0.22)
 In excess of net investment income                            (0.00)
 From net realized gains                                       (0.16)
                                                              ------
 Total distributions                                           (0.38)
                                                              ------
NET ASSET VALUE, END OF PERIOD                                $11.19
                                                              ======
TOTAL RETURN (A)                                               15.85%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $6,848
 Net expenses to average daily net assets                       0.15%*
 Net investment income to average daily net assets              2.75%*(b)
 Portfolio turnover rate                                          33%
 Fees and expenses voluntarily waived or borne by
  the Manager
  consisted of the following per share amount:                $ 0.03

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
 *Annualized.

              See accompanying notes to the financial statements.             5

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  PERIOD FROM DECEMBER 31, 1996
                                                  (COMMENCEMENT OF OPERATIONS)
                                                      TO FEBRUARY 28, 1997
                                                  -----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.86
                                                             -------
 Income from investment operations:
 Net investment income                                           -- (b)
 Net realized and unrealized gain                               0.33
                                                             -------
  Total from investment operations                              0.33
                                                             -------
NET ASSET VALUE, END OF PERIOD                               $ 11.19
                                                             =======
TOTAL RETURN(A)                                                 3.04%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $14,359
 Net expenses to average daily net assets                       0.07 %*
 Net investment income to average daily net
  assets                                                       (0.07)%*(b)
 Portfolio turnover rate                                          33 %
 Fees and expenses voluntarily waived or borne by
  the Manager consisted of the following per
  share amount:                                              $  0.01

(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
 * Annualized.

6              See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

  The GMO Global Balanced Allocation Fund (the "Fund"), which commenced operations on July 29, 1996, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.
  The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks a total return greater than that of the GMO Global Balanced Index, a benchmark developed by the Manager. The Fund will pursue its objective by investing primarily in Class III shares of domestic equity, international equity, and fixed income funds of the Trust.

  The Fund offers three classes of shares: Class I, Class II and Class III. The principal economic difference among the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

  The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION
  Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.

  REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  TAXES
  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for federal income tax purposes. Therefore, no provision for federal income or excise tax is necessary.

  DISTRIBUTIONS TO SHAREHOLDERS
  The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  The following reclassification represents the cumulative amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 1997. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules from generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

   Undistributed Net              Accumulated Net Realized                       Paid-in
   Investment Income                    Gain/(Loss)                              Capital
   -----------------              ------------------------                       --------
        $1,958                            ($1,958)                                 --

  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


  ALLOCATION OF OPERATING ACTIVITY
  The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

  PURCHASES AND REDEMPTIONS OF FUND SHARES
  The premium on cash purchases of Fund shares is .31% of the amount invested. In the case of cash redemptions, the fee is .03% of the amount redeemed. Prior to October 16, 1996, the Fund did not charge a premium on cash purchases or a fee on redemptions. All purchase premiums and redemption fees are paid to and recorded as paid-in capital by the Fund. For the period ended February 28, 1997, the Fund received $53,056 in purchase premiums and no redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Services Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Services Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .13% for Class I shares and .07% for Class II shares. No shareholder service fee is charged for Class III shares.

  GMO has agreed to reimburse all expenses until further notice (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses). Prior to November 25, 1996, GMO had agreed to reimburse these expenses to the extent that the Fund's annual expenses exceeded .05% of average daily net assets.

  For the period ended February 28, 1997, the Fund incurred no Trustees fees. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 1997, aggregated $22,845,568 and $2,487,840, respectively.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 1997
--------------------------------------------------------------------------------


4.PRINCIPAL SHAREHOLDERS

  At February 28, 1997, 96% of the outstanding Class I shares of the Fund were held by four shareholders and 99% of the outstanding Class II shares of the Fund were held by one shareholder, each holding in excess of 10% of the outstanding shares of the respective class.

5.SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                        Period from July 29, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class I:                          -----------------------------
                                         Shares         Amount
                                      -----------------------------
    Shares sold                             601,548 $     6,271,381
    Shares issued to shareholders in
     reinvestment of distributions           10,580         114,900
    Shares repurchased                           --              --
                                      ------------- ---------------
    Net increase                            612,128 $     6,386,281
                                      ============= ===============
                                      Period from December 31, 1996
                                      (commencement of operations)
                                          to February 28, 1997
    Class II:                         -----------------------------
                                         Shares         Amount
                                      -----------------------------
    Shares sold                           1,283,396 $    13,891,398
    Shares issued to shareholders in
     reinvestment of distributions               --              --
    Shares repurchased                           --              --
                                      ------------- ---------------
    Net increase                          1,283,396 $    13,891,398
                                      ============= ===============

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION--(UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 1997, all of the Fund's distributions are from investment company taxable income.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)

--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

  Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Inker has been with the firm for five years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

  The Class I shares of the Global Balanced Allocation Fund returned 15.8% for the seven months from its inception (July 29, 1996) to February 28, 1997. During that period the benchmark (48.75% S&P 500/16.25% GMO EAFE-Lite Extended/35% Lehman Aggregate) returned 16.3%. This period was an strong extension of the longest continuous bull market in U.S. equities this century. Over this period U.S. stocks set 42 new highs in 117 sessions, rising by over 26%. International stocks lagged the U.S. equity market, with the EAFE-Lite Index returning 6% and the IFC Investable Index of emerging markets returning 17% for the period.

  We use GMO's long-term asset class forecasts to allocate the Global Balanced Allocation Fund among various GMO mutual funds. From the inception of the Fund we have felt that the U.S. stock market is significantly overvalued. The market's subsequent climb has only made this situation more extreme. Our research suggests that from the market's current valuation level, prospective returns for large capitalization U.S. stocks over the next 10 years will be very disappointing at only 3% per year.

  The Fund is underweight in U.S. stocks in the portfolio by approximately 16% relative to the benchmark. This underweight negatively impacted the Fund's overall performance as U.S. equities outperformed the international markets during the period. Within U.S. stocks, we have tilted the portfolio towards the most attractively valued sectors: small stocks, where we have a 7% overweight, and real estate investment trusts (REITs), where our overweight is 5%. Since the Fund's inception, the GMO REIT Fund has kept up with the overall market over the period. Small stocks, on the other hand, have lagged by approximately 7%.

  Within the international equity portion of the Fund, we have overweighted emerging equities. The impact of the overweighting to emerging equities have been approximately flat since the inception of the Fund. Emerging equities underperformed the benchmark through the end of the calendar year, but have outperformed the benchmark by approximately an equal amount during the first two months of 1997. Our implementation of emerging equities has added value as well, with the GMO Emerging Markets Fund up 15.1% through the end of February.

  Since the inception of the fund we have been overweight by approximately 9% in fixed income, with allocations to international and emerging bonds along with U.S. fixed income. The inclusion of the international and in particular, emerging bonds, added the majority of value added to the Fund's performance for the year. We have now pared back our allocation to emerging debt, which has rallied significantly since 1994, from a high of nearly 8% to a current allocation of 3% of the account.

  Until we see a significant correction in U.S. equities, it is likely that the Fund will maintain its bearish stance and fixed income overweighting. Our fixed income position should provide a degree of protection in a bear market, and we believe that international stocks, particularly in emerging markets, will perform better than those in the U.S. In addition, REITs should do well in such an environment, with their high yields and reasonable valuations sparing them the worst of a U.S. market fall.

  The views expressed here are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management. They are not meant as investment advice.

        Comparison of Change in Value of a $10,000 Investment in GMO Global Balanced Allocation Fund Class I shares and the Lehman/MSCI World Index*
        As of February 28, 1997


        Average Annual Total Return
                                                         Since
                                                       Inception
         1 Year                 5 Year                   07/29/96
Class I      n/a                     n/a                 15.5%

                                                         12/31/96
Class II     n/a                     n/a                 2.7%


                 [Line Graph Appears Here]

        Date     GMO Global Balanced Allocation Fund    GMO Global Balanced Index        50% Lehman Aggregate/50% MSCI World
        01/01/96
        07/29/96                9,969                               10,000                            10,000
        02/28/97               11,550                               10,973                            11,627

        Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the periods shown, and do not include the effect of taxes on reinvested distributions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 31 bp on the purchase and 3 bp on the redemption. Transaction fees are paid to the Fund to cover trading costs. Performance for Class II shares may be different due to lower shareholder service fees. Class III shares have not commenced operations. Past performance is not indicative of future performance. Information is unaudited.

        * 50% Lehman Brothers Gov't Bond Index/MSCI World Index